As filed with the Securities and Exchange Commission on November 26, 2008	File No. 333-154520

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-14

REGISTRATION STATEMENT
UNDER THE
SECURITIES ACT OF 1933

☒   Pre-Effective Amendment No. 1
☐  Post-Effective Amendment No. __

WILSHIRE VARIABLE INSURANCE TRUST
(Exact Name of Registrant as Specified in Charter)

1299 Ocean Avenue, Suite 700
Santa Monica, California 90401
(Address of Principal Executive Offices, Zip Code)

Registrant’s Telephone Number, including Area Code (310) 451-3051

_________________

Lawrence E. Davanzo
c/o Wilshire Associates Incorporated
1299 Ocean Avenue, Suite 700
Santa Monica, California 90401
(Name and Address of Agent for Service)

Copy to:

Cathy G. O’Kelly
Vedder Price P.C.
222 North LaSalle Street
Chicago, Illinois  60601

_________________

Approximate date of proposed public offering:  As soon as practicable after the effective date of this Registration Statement.

It is proposed that this filing will become effective on November 26, 2008 pursuant to Rule 488.

No filing fee is required because an indefinite number of shares have previously been registered pursuant to Rule 24f-2 under the Investment Company Act of 1940.

QUESTIONS & ANSWERS

Wilshire Variable Insurance Trust

Equity Fund Balanced Fund Income Fund Short-Term Investment Fund Small Cap Growth Fund International Equity Fund Socially Responsible Fund	2010 Aggressive Fund 2010 Moderate Fund 2010 Conservative Fund 2015 Moderate Fund 2025 Moderate Fund 2035 Moderate Fund 2045 Moderate Fund

While we encourage you to read the full text of the enclosed Prospectus/Proxy Statement for each series (each a “Fund” and collectively, the “Funds) of the Wilshire Variable Insurance Trust (the “Trust”), here is a brief overview of the proposal or proposals affecting your Fund, which will require your vote.

Q.	What is happening?

A.
The Trust is electing Board members to its Board of Trustees (the “Board”).  In addition, Wilshire Associates Incorporated (“Wilshire”), the investment adviser of the Funds, has initiated a program to reorganize and merge selected Funds within the Trust.

Q.	Why am I receiving this Prospectus/Proxy Statement?

A.	At the upcoming special meeting on December 19, 2008, shareholders will vote on the following proposals, if applicable:

PROPOSAL I:     Shareholders of all Funds will vote on the election of seven (7) Boardmembers to the Board of the Trust.

PROPOSAL II:    Shareholders of the Acquired Funds listed below will vote on the mergerinto the corresponding Acquiring Fund, as listed below:

Acquired Fund		Acquiring Fund
2010 Aggressive Fund	into	2015 Moderate Fund
2010 Conservative Fund	into	2015 Moderate Fund
2010 Moderate Fund	into	2015 Moderate Fund
2045 Moderate Fund	into	2035 Moderate Fund
Short-Term Investment Fund	into	Income Fund

After carefully reviewing the proposals, the Board has determined that these actions are in the best interests of your Fund.  The Board unanimously recommends that you vote for the proposed slate of nominees to the Board and, if applicable to your Fund, for each proposed merger.

PROPOSAL TO ELECT BOARD MEMBERS
(ALL FUNDS)

Q.	Who are being nominated to serve as Board members?

A.	There are seven nominees, six of whom currently serve as Board members of the Trust and four of whom have previously been elected by shareholders.

Q.	How does the Board recommend that I vote?

A.	Your Trust’s Board recommends that you vote FOR each of the nominees.

PROPOSAL TO MERGE FUNDS
(2010 Aggressive Fund, 2010 Conservative Fund, 2010 Moderate Fund,
2045 Moderate Fund and Short-Term Investment Fund)

Q.	Why has this proposal been made for my Fund?

A.
The proposed mergers are part of a program initiated by Wilshire to restructure selected Funds of the Trust and to eliminate Funds that have not grown and/or that add unnecessary complexity to shareholders.  Because Wilshire no longer wishes to manage or support the Acquired Funds in their current form, Wilshire has proposed the merger of each Acquired Fund with an Acquiring Fund that Wilshire believes is either (1) similar from an investment objective standpoint or (2) much larger and has a better long-term performance track record.

For both the 2015 Moderate Fund and the 2035 Moderate Fund (each an Acquiring Fund), individually, the Board recently approved the following items contingent upon shareholder approval of at least one of the above proposed mergers involving either Acquiring Fund: (1) changes to the non-fundamental restrictions (permitting the Funds to invest in unaffiliated exchange-traded funds (“ETFs”)); (2) lowering the management fee and changing the expense structure; and (3) changing the names of the Funds to the “Wilshire 2015 ETF Fund” and the “Wilshire 2035 ETF Fund”, respectively.

Wilshire believes that each Acquiring Fund should provide a comparable investment opportunity for shareholders of each Acquired Fund.  As noted below, Wilshire will pay all costs associated with each merger, including but not limited to transaction costs associated with the repositioning of each Acquiring Fund’s portfolio.

Q.	Will I have to pay federal income tax as a result of the merger of my Fund?

A.
Each merger will not result in individual contract owners recognizing any gain or loss for federal income tax purposes.  However, if you choose to redeem or exchange your investment by surrendering your variable life insurance policy and/or variable annuity contract (each a “Contract”) or initiating a partial withdrawal, you may be subject to taxes and tax penalties.

Q.	Upon merger, how will the value of my investment change?

A.
The aggregate value of your investment will not change as a result of the merger.  It is likely, however, that the number of shares owned by your insurance company on your behalf will change as a result of the merger because your insurance company’s shares will be exchanged at the net asset value per share of the corresponding Acquiring Fund, which will probably be different from the net asset value per share of your Acquired Fund.

Q.	When would the merger take place?

A.
If approved, each merger would occur on or about December 22, 2008 or as soon as reasonably practicable after shareholder approval is obtained.  Shortly after completion of each merger, shareholders whose accounts are affected by a merger (i.e., your insurance company) will receive a confirmation statement reflecting their new account number and the number of shares of the corresponding Acquiring Fund they are receiving.  Subsequently, you will be notified of changes to your account information by your insurance company.

Q.	Are the mergers related?

A.
No.  Each Acquired Fund’s shareholders will vote separately on the merger of their Fund into the corresponding Acquiring Fund.  The merger of one Acquired Fund into an Acquiring Fund is not contingent upon the approval of the other Acquired Funds’ shareholders.  Each merger is separate and distinct from the other.

Q.	Will the proposed mergers affect the operating expenses of the Acquiring Funds?

A.
For both the 2015 Moderate Fund and the 2035 Moderate Fund, Wilshire intends to reduce the investment management fee it receives from the Funds such that Wilshire will receive an annual fee equal to 0.25% of a Fund’s average daily net assets.  In addition, as funds-of-funds, the 2015 Moderate Fund and the 2035 Moderate Fund will bear their proportionate share of the fees and expenses incurred by the underlying funds, including ETFs, in which they plan to invest.  Wilshire has contractually agreed to waive fees and reimburse expenses through December 31, 2010 such that the 2015 Moderate Fund’s and the 2035 Moderate Fund’s total annual operating expenses (excluding underlying fund fees and expenses) do not exceed 0.60% of the average daily net assets of the Fund’s shares.  Please see pages 21, 23, 25 and 26 in the Prospectus/Proxy Statement for additional information, including a pro forma expense table for each Acquiring Fund assuming shareholder approval of the proposed mergers.

For the Income Fund, Wilshire does not intend to reduce the investment management fee.

Q.	What happens if the proposed mergers are not approved?

A.
Each proposed merger will occur only if an Acquired Fund’s shareholders approve the proposal.  If an Acquired Fund’s shareholders do not approve the merger, the Acquired Fund will continue in existence until the Board takes other action.

GENERAL

Q.
I am the owner of a variable life insurance policy or a variable annuity contract offered by my insurance company.  I am not a shareholder of a Fund.  Why am I being asked to vote on a proposal for Fund shareholders?

A.
You have previously directed your insurance company to invest certain proceeds relating to your Contract in one or more of the Funds.  Although you receive the gains, losses and income from this investment, your insurance company holds on your behalf any shares corresponding to your investment in a Fund.  Thus, you are not the “shareholder”; rather, your insurance company is the shareholder.  However, you have the right to instruct your insurance company on how to vote the Fund shares corresponding to your investment through your Contract.  It is your insurance company, as the shareholder, that will actually vote the shares corresponding to your investment (likely by executing a proxy card) once it receives instructions from its Contract owners.

The attached Prospectus/Proxy Statement is used to solicit voting instructions from you and other owners of Contracts.  All persons entitled to direct the voting of shares of a Fund, whether or not they are shareholders, are described as voting for purposes of the Prospectus/Proxy Statement.  Please see pages 1-2 of the attached Prospectus/Proxy Statement for more details.

Q.	Will any Fund pay for the solicitation of voting instructions and legal costs associated with this solicitation?

A.	Wilshire will bear these costs, except for costs associated with the proposal to elect Board members of the Trust.

Q.	How can I vote?

A.	You can vote or provide voting instructions for shares beneficially held through your Contract by mail, using the enclosed voting instruction form/proxy card, or in person at the special meeting.

Q.	If I send in my voting instructions as requested, can I change my vote later?

A.
Shareholders may revoke proxies at any time before they are voted at the special meeting either (i) by sending a written revocation to the Secretary of the Trust as explained in the Prospectus/Proxy Statement; (ii) by properly executing a later-dated proxy that is received by the Trust at or prior to the special meeting; or (iii) by attending the special meeting and voting in person.  Only a shareholder may execute or revoke a proxy.  However, you have the right to revoke your voting instructions.  Contract owners may revoke a voting instruction form by properly executing a later-dated voting instruction form that is received prior to the special meeting.

Q.	Whom should I call for additional information about this Prospectus/Proxy Statement?

A.	Please call shareholder services at 1-888-200-6796.

Wilshire Variable Insurance Trust

Equity Fund Balanced Fund Income Fund Short-Term Investment Fund Small Cap Growth Fund International Equity Fund Socially Responsible Fund	2010 Aggressive Fund 2010 Moderate Fund 2010 Conservative Fund 2015 Moderate Fund 2025 Moderate Fund 2035 Moderate Fund 2045 Moderate Fund

A Message from the President of Wilshire Variable Insurance Trust

[Date], 2008

Dear Contract Owner:

Enclosed is a Prospectus/Proxy Statement for each series (each a “Fund” and collectively, the “Funds”) of the Wilshire Variable Insurance Trust (the “Trust”) in which your variable annuity contract holds an interest as of October 31, 2008.  The Prospectus/Proxy Statement contains important proposals for you to consider.  You are eligible to provide voting instructions on how to vote on these proposals because shares of one or more of the Funds were beneficially held through your variable annuity contract on October 31, 2008.

We are asking for your vote on the following matters, if applicable to your Fund:

Proposal I (All Funds): Elect seven (7) Board members to the Board of Trustees of the Trust.

Proposal II (Each Acquired Fund listed below):  Approval of a proposed merger of an Acquired Fund into the corresponding Acquiring Fund, as listed below.  In each merger, your investment in the Acquired Fund would, in effect, be exchanged for an investment in the shares of the corresponding Acquiring Fund with an equal aggregate net asset value.

Acquired Fund		Acquiring Fund
2010 Aggressive Fund	into	2015 Moderate Fund
2010 Conservative Fund	into	2015 Moderate Fund
2010 Moderate Fund	into	2015 Moderate Fund
2045 Moderate Fund	into	2035 Moderate Fund
Short-Term Investment Fund	into	Income Fund

The Board of Trustees (the “Board”) approved the proposals and urges you to vote “FOR” each proposal applicable to your Fund.

The Board recommends the proposal to elect seven nominees to the Board.  Six of the seven nominees currently serve as Board members of the Trust, four of whom have previously been elected by shareholders.

Each proposed merger is part of a program initiated by Wilshire Associates Incorporated (“Wilshire”), the investment adviser of the Funds.  This program is intended to restructure selected Funds of the Trust and to eliminate Funds that have not grown and/or that add unnecessary complexity to shareholders.  In order to provide you with a continuity of investment within the Trust, Wilshire proposed to the Board merging your Fund with another Fund that Wilshire believes is similar, from an investment objective standpoint, to your Fund.  Please note, however, that the retirement date, fees and expense structure, risks and/or underlying investments of your Fund and its corresponding Acquiring Fund may be different.

In determining to recommend approval of each merger, the Board concluded that each Acquired Fund’s participation in its proposed merger would be in the best interests of such Acquired Fund and would not dilute the interests of such Acquired Fund’s existing shareholders.  If the proposed mergers are approved, the Board expects that the proposed changes will take effect during the fourth calendar quarter of 2008.

Included in this booklet is information about the upcoming shareholders’ meeting:

•	A Notice of a Special Meeting of Shareholders, which summarizes the proposal(s) for which you are being asked to provide voting instructions; and

•	A Prospectus/Proxy Statement, which provides detailed information on each Fund, the specific proposals being considered at the shareholders’ meeting, and why each proposal is being made.

The enclosed materials provide more information about the proposals.  Your voting instructions are important to us, no matter how many shares are held through your contract.  After you review the enclosed materials, we ask that you provide voting instructions FOR the proposals applicable to your Fund.  Please provide voting instructions for the proposals by completing, dating and signing your voting instruction form, and mailing it to us today.

We need your voting instructions and urge you to review the enclosed materials thoroughly.  Once you’ve determined how you would like your interests to be represented, please promptly complete, sign, date and return the enclosed voting instruction form.  A postage-paid envelope is enclosed for mailing.  You may receive more than one voting instruction form.  If so, please vote each one.

I’m sure that you, like most people, lead a busy life and are tempted to put this Prospectus/Proxy Statement aside for another day.  Please don’t.  Your prompt return of the enclosed voting instruction form may save the necessity and expense of further solicitations.

Your vote is important to us.  We appreciate the time and consideration I am sure you will give to this important matter.  If you have questions about any proposal, please contact shareholder services at 1-888-200-6796.

Thank you for your continued support.

Sincerely,

Lawrence E. Davanzo
President
Wilshire Variable Insurance Trust

Wilshire Variable Insurance Trust
1299 Ocean Avenue, Suite 700
Santa Monica, CA 90401

Equity Fund Balanced Fund Income Fund Short-Term Investment Fund Small Cap Growth Fund International Equity Fund Socially Responsible Fund	2010 Aggressive Fund 2010 Moderate Fund 2010 Conservative Fund 2015 Moderate Fund 2025 Moderate Fund 2035 Moderate Fund 2045 Moderate Fund

NOTICE OF A SPECIAL MEETING OF SHAREHOLDERS
OF WILSHIRE VARIABLE INSURANCE TRUST

This is the formal agenda for your fund’s special shareholders meeting.  It tells you what proposals will be voted on and the time and place of the special meeting.

To the Shareholders:

Notice is hereby given that a Special Meeting of Shareholders (the “Special Meeting”) of each series (each a “Fund” and collectively, the “Funds”) of the Wilshire Variable Insurance Trust, a Delaware statutory trust (the “Trust”), will be held at the offices of Wilshire Associates Incorporated, 1299 Ocean Avenue, Suite 700, Santa Monica, California on December 19, 2008 at 10:00 a.m., Pacific Time, to consider the following:

Proposal I (All Funds):  Elect seven (7) Board members to the Board of Trustees of the Trust.

Proposal II (Each Acquired Fund listed below):  Approving an Agreement and Plan of Reorganization and the transactions it contemplates, including the transfer of all of the assets of the Acquired Fund to the corresponding Acquiring Fund, as listed below:

Acquired Fund		Acquiring Fund
2010 Aggressive Fund	Into	2015 Moderate Fund
2010 Conservative Fund	Into	2015 Moderate Fund
2010 Moderate Fund	Into	2015 Moderate Fund
2045 Moderate Fund	Into	2035 Moderate Fund
Short-Term Investment Fund	Into	Income Fund

in exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of all liabilities of the corresponding Acquired Fund, and the distribution of such shares to the shareholders of the Acquired Fund in complete liquidation and termination of the Acquired Fund.

The persons named as proxies will vote in their discretion on any other business that may properly come before the Special Meeting or any adjournments or postponements thereof.

The Board of Trustees has fixed the close of business on October 31, 2008 as the record date for determining the shareholders of the Funds entitled to notice of and to vote at the Special Meeting or any adjournment thereof.

In the event that the necessary quorum to transact business or the vote required to approve a merger is not obtained at the Special Meeting, the persons named as proxies may propose one or more adjournments of the Special Meeting in accordance with applicable law to permit such further solicitation of proxies as may be deemed necessary or advisable.

By order of the Board of Trustees

Helen Webb Thompson

Secretary, Wilshire Variable Insurance Trust

[Date], 2008

WE URGE YOU TO MARK, SIGN, DATE AND MAIL THE ENCLOSED PROXY CARD OR VOTING INSTRUCTION FORM IN THE POSTAGE-PAID ENVELOPE PROVIDED SO THAT YOU WILL BE REPRESENTED AT THE SPECIAL MEETING.

IMPORTANT INFORMATION
FOR OWNERS OF VARIABLE ANNUITY OR
LIFE INSURANCE CONTRACTS INVESTED IN

Equity Fund Balanced Fund Income Fund Short-Term Investment Fund Small Cap Growth Fund International Equity Fund Socially Responsible Fund	2010 Aggressive Fund 2010 Moderate Fund 2010 Conservative Fund 2015 Moderate Fund 2025 Moderate Fund 2035 Moderate Fund 2045 Moderate Fund

This document contains a Prospectus/Proxy Statement and a voting instruction form.  You can use your voting instruction form to tell your insurance company how to vote on your behalf on an important issue relating to your investment in one or more funds listed above.  If you complete and sign the voting instruction form, your insurance company will vote the shares corresponding to your insurance contract exactly as you indicate.  If you simply sign the voting instruction form, your insurance company will vote the shares corresponding to your insurance contract in favor of each of the proposals.  If you do not return your voting instruction form, your insurance company will vote your shares in the same proportion as shares for which instructions have been received.

We urge you to review the Prospectus/Proxy Statement carefully and fill out your voting instruction form and return it by mail.  You may receive more than one voting instruction form.  If so, please return each one.  Your prompt return of the enclosed voting instruction form may save the necessity and expense of further solicitations.

We want to know how you would like your interests to be represented.  Please take a few minutes to read these materials and return your voting instruction form.

If you have any questions, please contact shareholder services at 1-888-200-6796.

PROSPECTUS/PROXY STATEMENT

November [__], 2008

Wilshire Variable Insurance Trust
1299 Ocean Avenue, Suite 700 Santa Monica, California 90401 (310) 451-3051
Acquisition of the assets of an Acquired Fund:	By and in exchange for shares of an Acquiring Fund:
2010 Aggressive Fund	2015 Moderate Fund
2010 Conservative Fund	2015 Moderate Fund
2010 Moderate Fund	2015 Moderate Fund
2045 Moderate Fund	2035 Moderate Fund
Short-Term Investment Fund	Income Fund

This Prospectus/Proxy Statement is being furnished in connection with the solicitation of proxies by and on behalf of the Board of Trustees (the “Board”) of Wilshire Variable Insurance Trust (the “Trust”) in connection with its Special Meeting of Shareholders to be held on December 19, 2008 at 10:00 a.m. Pacific time and at any and all postponements or adjournments thereof (the “Special Meeting”), at the offices of Wilshire Associates Incorporated (“Wilshire”), the investment adviser for the funds, 1299 Ocean Avenue, Suite 700, Santa Monica, California 90401.

If applicable, shareholders are being asked to consider and approve the proposed merger of each Acquired Fund listed above into the corresponding Acquiring Fund listed above.  Each Acquired Fund and each Acquiring Fund is a series of the Trust.  As a result of each proposed merger, each shareholder of an Acquired Fund will receive a number of full and fractional shares of the corresponding Acquiring Fund equal in value as of the Valuation Date (as defined in the Agreement and Plan of Reorganization) to the total value of such shareholder’s Acquired Fund shares.

This Prospectus/Proxy Statement explains concisely what you should know before voting on the proposals described in this Prospectus/Proxy Statement or investing in the 2015 Moderate Fund, the 2035 Moderate Fund or the Income Fund, each of which is a series of the Trust, an open-end, registered management investment company.  Please read it carefully and keep it for future reference.

The securities offered by this Prospectus/Proxy Statement have not been approved or disapproved by the SEC, nor has the SEC passed upon the accuracy or adequacy of this Prospectus/Proxy Statement.  Any representation to the contrary is a criminal offense.

The following documents have been filed with the SEC and are incorporated into this Prospectus/Proxy Statement by reference:  (i) the prospectuses of the Trust, dated May 1, 2008, as supplemented from time to time, relating to each Acquired Fund and Acquiring Fund (File No. 333-15881), a copy of which, if applicable, is included with this Prospectus/Proxy Statement; (ii) the statement of additional information of the Trust, dated May 1, 2008, as supplemented from time to time, relating to each Acquired Fund (File No. 333-15881); (iii) the statement of additional information relating to the proposed merger, dated November [DATE] (the “Merger SAI”) (File No. 333-154520); and  (iv) the financial statements and related report of the independent registered public accounting firm relating to the Acquired Funds included in the Trust’s Annual Reports to Shareholders for the fiscal year ended December 31, 2007 (File No.  811-07917). No other parts of the prospectuses, statements of additional information or Annual Report are incorporated by reference herein.

Shareholders may receive free copies of the Funds’ annual reports, semiannual reports, prospectuses, statements of additional information or the Merger SAI, request other information about a Fund or make shareholder inquiries by contacting their insurance company.  The Funds do not have a website.

Like shares of the Acquired Funds, shares of the Acquiring Funds are not deposits or obligations of, or guaranteed or endorsed by, any financial institution, are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency, and involve risk, including the possible loss of the principal amount invested.

1

The Special Meeting is being held to consider and to vote on the following proposals for the shares of the series of the Trust (each a “Fund” and collectively, the “Funds”), as indicated below and as described more fully herein, and such other matters as properly may come before the Special Meeting:

PROPOSAL I:
(Equity Fund, Balanced Fund, Income Fund, Short-Term Investment Fund, Small Cap Growth Fund, International Equity Fund, Socially Responsible Fund, 2010 Aggressive Fund, 2010 Moderate Fund, 2010 Conservative Fund, 2015 Moderate Fund, 2025 Moderate Fund, 2035 Moderate Fund and 2045 Moderate Fund (each a "Fund" and collectively, the "Funds"))
Elect seven (7) Board members to the Board of the Trust.

PROPOSAL II: (2010 Aggressive Fund, 2010 Conservative Fund, 2010 Moderate Fund, 2045 Moderate Fund and Short-Term Investment Fund (each an “Acquired Fund” and collectively, the “Acquired Funds”))	Approval of a proposed merger of an Acquired Fund into the corresponding Acquiring Fund, as listed above (each an “Acquiring Fund” and collectively, the “Acquiring Funds”).

PROPOSAL II ONLY APPLIES TO SHAREHOLDERS OF THE ACQUIRED FUNDS.

The Funds are available exclusively as a pooled funding vehicle for variable life insurance policies and variable annuity contracts (each a “Contract”) offered by the separate accounts, or sub-accounts thereof, of certain life insurance companies (“Participating Insurance Companies”).  The Participating Insurance Companies own shares of a Fund as depositors for the owners of their respective Contracts (each a “Contract Owner”).  Thus, individual Contract Owners are not the “shareholders” of a Fund.  Rather, the Participating Insurance Companies and their separate accounts are the shareholders.  Each Participating Insurance Company will offer to Contract Owners the opportunity to instruct it as to how it should vote shares held by it and the separate accounts.  A Participating Insurance Company must vote the shares of a Fund held in its name as directed.  In the absence of voting directions on any voting instruction form that is signed and returned, the Participating Insurance Company will vote the interest represented thereby in favor of a proposal.  If a Participating Insurance Company does not receive voting instructions for all of the shares of a Fund held under the Contracts, it will vote all of the shares in the relevant separate accounts with respect to a proposal, for, against, or abstaining, in the same proportion as the shares of such Fund for which it has received instructions from Contract Owners (i.e., echo voting).  As a result, a small number of Contract Owners may determine the outcome of a proposal included herein.  This Prospectus/Proxy Statement is used to solicit voting instructions from Contract Owners, as well as to solicit proxies from the Participating Insurance Companies and the actual shareholders of the Funds.  All persons entitled to direct the voting of shares, whether or not they are shareholders, are described as voting for purposes of this Prospectus/Proxy Statement.  This Prospectus/Proxy Statement, along with the Notice of a Special Meeting of Shareholders and the proxy card or voting instruction form, is being mailed to shareholders and Contract Owners on or about November 28, 2008.

This document is designed to give you the information you need to vote on the proposals.  Much of the information is required disclosure under rules of the SEC; some of it is technical.  If there is anything you don’t understand, please contact shareholder services at 1-888-200-6796.

The Trust is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended (the “1940 Act”), and in accordance therewith files reports, proxy statements and other information with the SEC.  You may review and copy information about the Funds, including the prospectuses and the statements of additional information (for a duplication fee), at the SEC’s public reference room at 100 F Street, N.E., Washington, D.C. 20549; at the Northeast Regional Office (3 World Financial Center, New York, New York 10281) and at the Midwest Regional Office (175 West Jackson Boulevard, Suite 900, Chicago, Illinois 60661).  You may call the SEC at 1-202-551-5850 for information about the operation of the public reference room.  You may obtain copies of this information, with payment of a duplication fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549.  You may also access reports and other information about the Funds on the EDGAR database on the SEC’s Internet site at http://www.sec.gov.

2

I.	PROPOSAL I: ELECTION OF BOARD MEMBERS TO THE BOARD OF THE TRUST

The Board recommends that you vote FOR the election of the nominees named below.

The seven (7) individuals shown below have been nominated for election to the Board of the Trust.  The individuals named as proxies on your voting instruction form/proxy card will vote for the election of all of the individuals listed below unless authority to vote for any or all of the nominees is withheld in the voting instruction form/proxy card.  All of the nominees listed below have consented to serve as Board members, if elected.  However, if any nominee should become unavailable for election due to events not known or anticipated, the individuals named as proxies will vote for such other nominees as the current Board may recommend.

The following nominees are currently Board members of the Trust’s Board:  Messrs. Lawrence E. Davanzo, Roger A. Formisano, Richard A. Holt and George J. Zock and Mses. Suanne K. Luhn and Harriet A. Russell.  The Board recommended that Mr. Theodore J. Beck be elected to the Board.  Mr. Beck will take office once he is elected by shareholders of the Trust.  The following are the names of the nominees, their ages and principal occupations during the past five years.  The address of each nominee is 1299 Ocean Avenue, Suite 700, Santa Monica, California 90401-1085.

Nominees

Name and Age	Position Held with the Trust	Term of Office and Length of Time Served[1]	Principal Occupations During the Past Five Years	Number of Funds in Fund Complex to be Overseen by Nominee[2]	Other Directorships Held by Nominee
Interested Nominee
Lawrence E. Davanzo,[3] 55	Board member and President	Since 2005	President, Wilshire Associates Incorporated (October 2007-Present); Senior Managing Director, Wilshire Associates Incorporated (October 2004-October 2007); Managing Director, Guggenheim Partners (August 2004-October 2004); Independent Investor (August 2001-August 2004); President, InvestorForce Securities (February 2000-August 2001).	21	Wilshire Associates Incorporated; Wilshire Mutual Funds, Inc. (7 Portfolios)
Non-Interested Nominees
Theodore J. Beck, 55	Nominee	N/A	President and Chief Executive Officer, National Endowment for Financial Education (since 2005); Associate Dean for Executive Education and Corporate Relationships, and President for the Center for Advanced Studies in Business at the University of Wisconsin (1999-2005).	21	Wilshire Mutual Funds, Inc. (7 Portfolios)

3

Name and Age	Position Held with the Trust	Term of Office and Length of Time Served[1]	Principal Occupations During the Past Five Years	Number of Funds in Fund Complex to be Overseen by Nominee[2]	Other Directorships Held by Nominee
Roger A. Formisano, 59	Board member	Since 2002	Vice President, University Medical Foundation, 2006-Present; formerly Director, The Center for Leadership and Applied Business, UW-Madison School of Business; Principal, R.A. Formisano & Company, LLC.	21	Integrity Mutual Insurance Company; Wilshire Mutual Funds, Inc. (7 Portfolios)
Richard A. Holt,[4] 66	Board member	Since 1998	Retired; formerly Senior Relationship Manager, Scudder Insurance Asset Management.	21	Wilshire Mutual Funds, Inc. (7 Portfolios)
Suanne K. Luhn, 53	Board member	Since 2008	Retired; formerly Chief Compliance Officer, Bahl & Gaynor (investment adviser) (1990 to 2006).	21	Wilshire Mutual Funds, Inc. (7 Portfolios)
Harriet A. Russell, 66	Board member	Since 1996; Trustee of Predecessor Funds from 1974 to 1983 and 1992 to 1996	President, Greater Cincinnati Credit Union; formerly Vice President, Cincinnati Board of Education; formerly teacher, Walnut Hills High School.	21	Greater Cincinnati Credit Union Board; Wilshire Mutual Funds, Inc. (7 Portfolios)
George J. Zock, 57	Board member, Chair-person of the Board	Since 1996; Trustee of Predecessor Funds from 1995 to 1996	Independent Consultant; formerly Consultant, Horace Mann Service Corporation (2004 to 2005); formerly Executive Vice President, Horace Mann Life Insurance Company and Horace Mann Service Corporation (1997 to 2003).	21	Wilshire Mutual Funds, Inc. (7 Portfolios)
_____________
(1)
Each Board member serves until the next shareholders’ meeting (and until the election and qualification of a successor), or until death, resignation, removal (as provided in the Trust’s Declaration of Trust) or retirement which takes effect no later than the May 1 following his or her 70th birthday.

(2)	The “Fund Complex” consists of all registered investment companies for which Wilshire serves as investment adviser, including the seven series of Wilshire Mutual Funds.
(3)	Mr. Davanzo is an interested person because of his position with Wilshire.
(4)	Mr. Holt employs Alliance Bernstein, subadviser to the Equity Fund and the Socially Responsible Fund, to manage assets that he controls.

Board of Trustees and Committees

Under the Trust’s Declaration of Trust, dated November 7, 1996, as amended from time to time (the “Declaration of Trust”), and the laws of the State of Delaware, the Board is responsible for managing the Trust’s business and affairs. The Board of the Trust has five standing committees – an Audit Committee, a Nominating Committee, a Valuation Committee, an Investment Committee and a Contract Review Committee.  The functions performed by each of these committees are described below.  Each Board member attended 75% or more of the respective meetings of the full Board and of any committees of which he or she was a member that were held during the fiscal year ended December 31, 2007.  The full Board met four times during the fiscal year ended December 31, 2007.

The Audit Committee monitors the Trust’s accounting policies, financial reporting and internal control systems, as well as the work of the independent auditors.  The Audit Committee held three meetings in 2007.  The current members of the Audit Committee, all of whom are independent Board members, include Messrs. Formisano (Chairperson) and Zock.  The Audit Committee is governed by the Audit Committee Charter, a copy of which is attached as Appendix 1.

4

The Nominating Committee is primarily responsible for the identification and recommendation of individuals for Board membership.  The Nominating Committee held four meetings in 2007.  The current members of the Nominating Committee, all of whom are independent Board members, include Messrs. Zock (Chairperson) and Formisano and Ms. Luhn.  Pursuant to the Trust’s Governance Procedures, shareholders may submit suggestions for Board Candidates to the Nominating Committee, which will evaluate candidates for Board membership by forwarding their correspondence by U.S. mail or courier service to the Trust’s Secretary for the attention of the Chair of the Nominating Committee.  The Nominating Committee is governed by the Nominating Committee Charter, a copy of which is attached as Appendix 2.

The Valuation Committee oversees the activities of the Pricing Committee and fair values Fund securities.  The Valuation Committee held three meetings in 2007.  The current members of the Valuation Committee, all of whom are independent Board members (except for Mr. Davanzo), include Messrs. Davanzo (Chairperson) and Holt and Ms. Russell. Messrs. Formisano and Zock and Ms. Luhn serve as alternates.

The Investment Committee monitors the investment performance of the Funds and the performance of Wilshire and the subadvisers.  The Investment Committee held four meetings in 2007.  The current members of the Investment Committee, all of whom are independent Board members, include Mr. Holt (Chairperson) and Mses. Luhn and Russell.

The Contract Review Committee coordinates the process by which the Board considers the continuance of the investment management and subadvisory agreements, the distribution agreement and the Rule 12b-1 distribution plans.  The Contract Review Committee held three meetings in 2007.  The current members of the Contract Review Committee, all of whom are independent Board members, include Mses. Russell (Chairperson) and Luhn and Messrs. Formisano, Holt and Zock.

Board Member Compensation

The officers of the Trust receive remuneration from Wilshire.  The Trust does not pay any remuneration to its officers with the exception of the Trust’s chief compliance officer (“CCO”).  The Trust and the Wilshire Mutual Funds each pay a portion of the CCO’s compensation, and Wilshire pays the remainder of such compensation.  Effective April 1, 2008, the Trust and the Wilshire Mutual Funds together pay each independent Board member an annual Board member retainer of $14,000, an annual additional Board chair retainer of $12,000, a Board in person meeting fee of $1,500, a Board telephonic meeting fee of $1,000, an annual Committee member retainer of $4,000, an annual Committee chairperson retainer of $8,000 in lieu of the Committee member retainer of $4,000 and a Committee telephonic meeting fee of $500.  Prior to April 1, 2008, the Trust and the Wilshire Mutual Funds, Inc. together paid each independent Board member an annual Board member retainer of $10,000, an annual additional Board chair retainer of $16,000, a Board meeting fee of $1,500, a telephonic meeting fee of $1,000, an annual Committee member retainer of $4,000, an annual Committee chair retainer of $8,000 in lieu of the $4,000 Committee member retainer, and a Committee telephonic meeting fee of $500.

The table below shows, for each Board member entitled to receive compensation from the Trust, the compensation earned from the Trust for the fiscal year ended December 31, 2007.

5

Board Member/ Nominee	Aggregate Compensation from the Trust	Pension Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from the Trust[1]
Roger D. Formisano	$12,459	N/A	N/A	$27,000
Richard A. Holt	$12,459	N/A	N/A	$27,000
Suanne K. Luhn	$0	N/A	N/A	$0
Harriet A. Russell	$10,385	N/A	N/A	$27,000
George J. Zock	$20,752	N/A	N/A	$43,000
_______________
(1)
This is the total amount compensated to the Board member for his or her service on the Trust’s Board and the board of any other investment company in the fund complex.  “Fund Complex” means two or more registered investment companies that hold themselves out as related companies for purposes of investment and investor services, or have a common investment adviser or are advised by affiliated investment advisers.

Officers of the Trust

Officers hold office until they resign or their successors have been elected and qualified.  Except for Mr. Davanzo (President of the Trust), information about the current officers, their ages and principal occupations during the past five years, is set below.  Information for Mr. Davanzo appears in the table that begins on page 4 of this Prospectus/Proxy Statement.  The address of each current officer listed below is 1299 Ocean Avenue, Suite 700, Santa Monica, California 90401.  With the exception of the Trust’s CCO, the officers of the Trust do not receive any compensation from the Trust for their services.

Name and Age	Position Held with the Trust	Term of Office and Length of Time Served	Principal Occupations During the Past Five Years
Helen Webb Thompson, 40	Chief Compliance Officer and Secretary Treasurer	Since 2004 Since 2008
Managing Director, Wilshire Associates Incorporated (since 2003); Associate Director, First Quadrant, L.P. (2001 to 2003); Chief Investment Accountant, Financial Controller, Company Secretary, Associate Director, Compliance Officer (1996 to 2003), First Quadrant Limited.

Board Member/Nominee Ownership of Fund Shares

The following table sets forth, for each current Board member and nominee, the dollar range of shares owned in each Fund as of September  30, 2008, as well as the aggregate dollar range of shares in the Trust as of the same date.

6

	Interested Board Member/ Nominee	Non-Interested Board Members/Nominees
Name of Fund	Lawrence E. Davanzo	Theodore J. Beck	Roger A. Formisano	Richard A. Holt	Suanne K. Luhn	Harriet A. Russell	George J. Zock
Equity Fund	None	None	None	None	None	None	None
Balanced Fund	None	None	None	None	None	None	None
Income Fund	None	None	None	None	None	None	None
Short-Term Investment Fund	None	None	None	None	None	None	None
Small Cap Growth Fund	None	None	None	None	None	None	None
International Equity Fund	None	None	None	None	None	None	None
Socially Responsible Fund	None	None	None	None	None	None	None
2010 Aggressive Fund	None	None	None	None	None	None	None
2010 Moderate Fund	None	None	None	None	None	None	None
2010 Conservative Fund	None	None	None	None	None	None	None
2015 Moderate Fund	None	None	None	None	None	None	None
2025 Moderate Fund	None	None	None	None	None	None	None
2035 Moderate Fund	None	None	None	None	None	None	None
2045 Moderate Fund	None	None	None	None	None	None	None
Aggregate Dollar Range of Fund Shares Owned	None	None	None	None	None	None	None

As of the date of this Prospectus/Proxy Statement, the Board members, nominees and officers of the Trust held in the aggregate directly and beneficially less than 1% of the outstanding shares of each Fund.  The Board members, nominees and officers do not directly own shares of the Funds; however, they may invest indirectly in the Funds through annuity contracts issued by insurance companies.

Shareholder Communications

The Trust’s Board provides a process for shareholders to communicate with the Board as a whole and/or each of the Board members individually.  Shareholders should forward such correspondence by U.S. mail or other courier service to the Secretary of the Trust.  Correspondence addressed to the Board will be forwarded to each Board member, and correspondence addressed to a particular Board member will be forwarded to that Board member.

Board Considerations

All of the nominees, except Messrs. Beck and Davanzo and Ms. Luhn, were last elected by shareholders to the Trust’s Board on September 30, 2004.  Mr. Davanzo, an interested Board member, was appointed to the Board on February 25, 2005.  Mr. Davanzo was recommended by management.  Ms. Luhn, an independent Board member, was appointed to the Board effected February 1, 2008.  Ms. Luhn was recommended by Mr. Holt.  Mr. Beck’s election to the Board would be effective upon shareholder approval.  Mr. Beck was recommended by Mr. Formisano.  If elected, Mr. Beck would serve as an independent Board member.

In all three cases, the Nominating Committee nominated each Board member candidate to the Board.  Prior to each nomination being made, the Nominating Committee met with the candidate and reviewed the candidate’s background and qualifications to serve on the Board.  The Nominating Committee concluded that each candidate was well qualified to serve on the Board and would ably represent the beneficial owners’ interests.

Independent Auditors

PricewaterhouseCoopers LLP (“PwC”) serves as the Trust’s independent auditors.  PwC performs an annual audit of the financial statements of the Trust and provides other accounting and tax services to the Trust.  Representatives of PwC are expected to be present at the Special Meeting to respond to appropriate shareholder questions and will have the opportunity to make a statement if desired.

7

Audit Fees.  For the fiscal year ended December 31, 2006, PwC billed the Trust $181,200 for professional services rendered for the audit of the Trust’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.  For the fiscal year ended December 31, 2007, PwC billed the Trust $188,450 for professional services rendered for the audit of the Trust’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

Audit-Related Fees.  For the fiscal years ended December 31, 2006 and 2007, PwC did not bill the Trust for assurance and related services that are reasonably related to the performance of the audit of the Trust’s financial statements and that are not reported above.

Tax Fees.  For the fiscal year ended December 31, 2006, PwC billed the Trust $30,800 for professional services rendered for tax compliance, tax advice, tax planning and tax training.  For the fiscal year ended December 31, 2007, PwC billed the Trust $32,050 for professional services rendered for tax compliance, tax advice, tax planning and tax training.  Such services consisted of quarterly diversification review, annual distribution review and tax return review.

All Other Fees.  For the fiscal years ended December 31, 2006 and 2007, PwC did not bill the Trust for products and services other than the services reported above.

Audit Committee Pre-Approval Policies and Procedures.

Pursuant to the Audit Committee Charter, the Audit Committee is responsible for pre-approving all auditing services and permissible non-audit services to be provided to the Trust by PwC, including the fees and other compensation to be paid to PwC to provide non-audit services to the Trust’s investment adviser or any affiliate of the Trust’s investment adviser, if the engagement relates directly to the operations and financial reporting of the Trust, provided that the amount of such services constitutes no more than 5% of the total amount of revenues paid to PwC by the Trust, Wilshire and any affiliate of Wilshire that provides ongoing services to the Trust that would have to be preapproved by the Committee pursuant to the Charter.  All such delegated pre-approvals will be presented to the Audit Committee no later than the next Audit Committee meeting.

Pre-approval for a permitted non-audit service is not required if:  (1) the aggregate amount of all non-audit services is not more than 5% of the total revenues paid by the Trust to PwC in that fiscal year; (2) such services were not recognized by the Trust to be non-audit services and; (3) such non-audit services were brought to the attention of the Committee and approved prior to completion.

Non-Audit Fees.  For the fiscal year ended December 31, 2006, PwC billed the Trust and Wilshire $30,800 in non-audit fees.  For the fiscal year ended December 31, 2007, PwC billed the Trust and Wilshire $32,050 in non-audit fees.

The Registrant’s Audit Committee has considered whether the provision of non-audit services that were rendered to Wilshire that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining PwC’s independence.

The Board recommends that you vote FOR the election of each nominee.

8

II.	PROPOSAL II: APPROVAL OF A PROPOSED MERGER OF AN ACQUIRED FUND INTO THE CORRESPONDING ACQUIRING FUND

Acquired Fund		Acquiring Fund
2010 Aggressive Fund	into	2015 Moderate Fund
2010 Conservative Fund	into	2015 Moderate Fund
2010 Moderate Fund	into	2015 Moderate Fund
2045 Moderate Fund	into	2035 Moderate Fund
Short-Term Investment Fund	into	Income Fund

  A.      SYNOPSIS

The responses to the questions that follow provide an overview of key points typically of concern to shareholders considering a proposed merger between mutual funds.  These responses are qualified in their entirety by the remainder of this Prospectus/Proxy Statement, which you should read carefully because it contains additional information and further details regarding the proposed mergers.

1.	What is being proposed?

The Board of the Trust, of which each Acquired Fund (and each Acquiring Fund) is a series, are recommending that shareholders approve the transactions contemplated by an Agreement and Plan of Reorganization (as described below and a form of which is attached hereto as Appendix 3), each of which we refer to as a “merger” of an Acquired Fund into the corresponding Acquiring Fund.  If approved by shareholders, all of the assets of an Acquired Fund will be transferred to the corresponding Acquiring Fund solely in exchange for the issuance and delivery to the Acquired Fund of voting shares, as applicable, of the corresponding Acquiring Fund (“Acquiring Fund Shares”) with a value equal to the value of the Acquired Fund’s assets net of liabilities, and for the assumption by the corresponding Acquiring Fund of all liabilities of the Acquired Fund.  Immediately following the transfer, the appropriate Acquiring Fund Shares received by each Acquired Fund will be distributed pro-rata to each of its shareholders of record.

2.	What will happen to my investment in the Acquired Fund as a result of the merger?

Your investment in the Acquired Fund will, in effect, be exchanged for an investment in the corresponding Acquiring Fund with an equal aggregate net asset value as of the Valuation Date (as defined in the Agreement and Plan of Reorganization).

3.	Why has the Board of the Trust recommended that shareholders approve the mergers?

In determining to recommend that shareholders approve the merger of each Acquired Fund, the Board considered, among others, the following factors:

•	That, as a part of its program to restructure selected Funds of the Trust, Wilshire would like to eliminate Funds that have not grown and/or that add unnecessary complexity to shareholders;

•	Various alternatives to each proposed merger;

•
That Wilshire recommended the merger of the Acquired Fund into the Acquiring Fund based on its belief that such Acquiring Fund has either (1) a similar investment objective and strategy to the Acquired Fund or (2) a larger asset base and better long-term performance track record; and

•	That the merger would provide a continuity of investment within the Trust for shareholders of the Acquired Fund.

9

The Board also noted that Wilshire agreed to pay all costs associated with each merger, including but not limited to, transaction costs associated with the repositioning of each Fund’s portfolio.

The Board of the Trust has concluded that: (1) each merger is in the best interests of the Acquired Fund, and (2) the interests of the existing shareholders of the Acquired Fund will not be diluted as a result of the merger.  Accordingly, the Board of the Trust unanimously recommends approval of the Agreement and Plan of Reorganization effecting the mergers.

4.	How do the investment goals, policies and restrictions of the Funds compare?

2010 Aggressive Fund—2015 Moderate Fund

The 2010 Aggressive Fund and the 2015 Moderate Fund have similar investment objectives and policies, and both Funds operate under a fund-of-funds structure.  The investment objective of each of the 2010 Aggressive Fund and the 2015 Moderate Fund is to provide high total return until its target retirement date.  Thereafter, each Fund’s objective will be to seek high current income and, as a secondary objective, capital appreciation.  The investment objectives of each Fund may be changed without a shareholder vote.

The 2010 Aggressive Fund invests in other funds of the Trust that are also managed by Wilshire (the “Underlying Funds”) according to an aggressive asset allocation strategy designed for investors planning to retire in 2010, plus or minus two to three years.  The 2010 Aggressive Fund’s asset allocation will become more conservative over time.  Within 5 to 10 years after 2010, the 2010 Aggressive Fund’s asset allocation will be approximately 80% investment in fixed income securities and the remaining 20% in equity securities.

If shareholders approve the merger of the 2010 Aggressive Fund into the 2015 Moderate Fund, the 2015 Moderate Fund plans to invest in unaffiliated exchange-traded funds (“ETFs”) and the Underlying Funds according to a moderate asset allocation strategy designed for investors planning to retire in 2015, plus or minus two to three years.  The 2015 Moderate Fund’s asset allocation will become more conservative over time.  Within 5 to 10 years after 2015, the 2015 Moderate Fund’s asset allocation should be approximately 80% investment in fixed income securities and the remaining 20% in equity securities.  In addition, if shareholders approve the merger of the 2010 Aggressive Fund into the 2015 Moderate Fund, the name of the 2015 Moderate Fund will be changed to the Wilshire 2015 ETF Fund on or about December 22, 2008.

The 2010 Aggressive Fund invests in the Underlying Funds in accordance with weightings determined by Wilshire.  The Underlying Funds invest directly in equity and fixed income securities in accordance with their own investment policies and strategies.

The 2010 Aggressive Fund invests in shares of Underlying Funds that invest primarily in equity securities (International Equity Fund, Equity Fund and Small Cap Growth Fund) and in shares of Underlying Funds that invest primarily in fixed income securities (Income Fund and Short-Term Investment Fund).  The 2010 Aggressive Fund’s current target allocation is approximately 63% equity and 37% fixed income.  The 2015 Moderate Fund intends to invest in shares of ETFs and the Underlying Funds that invest primarily in equity securities and fixed income securities.  The 2015 Moderate Fund’s current target allocation is approximately 57% equity and 43% fixed income.  Both the 2010 Aggressive Fund and the 2015 Moderate Fund will increase their allocations to fixed income over time.  Each Fund’s assets may be reallocated at Wilshire’s discretion.  The amounts invested in the underlying investments will vary from time to time depending on Wilshire’s assessment of business, economic and market conditions, including any potential advantage of price shifts between the equity markets and the fixed income markets.  In general, however, Wilshire does not anticipate making frequent changes in asset allocation and will not attempt to time the market.

Under normal circumstances, each Fund intends to be fully invested.  Pending investment, to meet anticipated redemption requests, or as a temporary defensive measure, if Wilshire determines that market conditions warrant, the Funds may also invest, without limitation, in high quality, U.S. dollar-denominated money market instruments.  The reason for implementing a temporary defensive position is to avoid market losses.  However, if market conditions improve, this strategy may result in reducing the potential gains from a rising market, thus reducing each Fund’s ability to achieve its investment objectives.

10

For a more detailed description of the investment techniques used by the 2015 Moderate Fund and the 2010 Aggressive Fund, please see the Funds’ prospectus and statement of additional information.

While Wilshire believes that the 2015 Moderate Fund should provide a comparable investment opportunity for shareholders of the 2010 Aggressive Fund, there are differences in the retirement date and the portfolio composition.  By investing in the 2015 Moderate Fund, shareholders of the 2010 Aggressive Fund will have transferred their investment into a fund that is designed for investors planning to retire in 2015, plus or minus two to three years.  The 2015 Moderate Fund’s strategy to allocate its assets to a more conservative position over time may take place 5 years after the 2010 Aggressive Fund would have employed such a strategy.

The following table sets forth a summary of the allocations among the underlying investments of each Fund as of December 31, 2007, and Wilshire’s estimation of the portfolio composition of the 2015 Moderate Fund assuming consummation of the proposed merger(s).

Portfolio Composition (as a % of Fund)
(excludes cash equivalents)

Underlying Investments	2010 Aggressive Fund	2015 Moderate Fund	2015 Moderate Fund—Estimated(1) (assuming consummation of the 2010 Aggressive Fund—2015 Moderate Fund merger only)
2015 Moderate Fund—Estimated(1) (assuming consummation of the 2010 Aggressive Fund—2015 Moderate Fund merger, the 2010 Conservative Fund—2015 Moderate Fund merger and the 2010 Moderate Fund—2015 Moderate Fund merger)

Income Fund	15.2%	22.2%	20.0%	20.0%
Short-Term Investment Fund	18.2%	24.2%	0.0%	0.0%
International Equity Fund	16.8%	12.8%	0.0%	0.0%
Equity Fund	40.9%	31.9%	30.0%	30.0%
Small Cap Growth Fund	8.9%	8.9%	0.0%	0.0%
ETFs	0.0%	0.0%	50.0%	50.0%
	100.0%	100.0%	100.0%	100.0%
_______________
(1)
Reflects Wilshire’s estimation of the portfolio composition of the 2015 Moderate Fund subsequent to the merger.  No assurance can be given as to the actual portfolio composition of the 2015 Moderate Fund subsequent to the merger.

2010 Conservative Fund—2015 Moderate Fund

The 2010 Conservative Fund and 2015 Moderate Fund have similar investment objectives and policies, and both Funds operate under a fund-of-funds structure.  The investment objective of each of the 2010 Conservative Fund and the 2015 Moderate Fund is to provide high total return until its target retirement date.  Thereafter, each Fund’s objective will be to seek high current income and, as a secondary objective, capital appreciation.  The investment objectives of each Fund may be changed without a shareholder vote.

11

The 2010 Conservative Fund invests in Underlying Funds according to a conservative asset allocation strategy designed for investors planning to retire in 2010, plus or minus two to three years.  The 2010 Conservative Fund’s asset allocation will become more conservative over time.  Within 5 to 10 years after 2010, the 2010 Conservative Fund’s asset allocation should be approximately 80% investment in fixed income securities and the remaining 20% in equity securities.

If shareholders approve the merger of the 2010 Conservative Fund into the 2015 Moderate Fund, the 2015 Moderate Fund plans to invest in ETFs and the Underlying Funds according to a moderate asset allocation strategy designed for investors planning to retire in 2015, plus or minus two to three years.  The 2015 Moderate Fund’s asset allocation will become more conservative over time.  Within 5 to 10 years after 2015, the 2015 Moderate Fund’s asset allocation should be approximately 80% investment in fixed income securities and the remaining 20% in equity securities.  In addition, if shareholders approve the merger of the 2010 Conservative Fund into the 2015 Moderate Fund, the name of the 2015 Moderate Fund will be changed to the Wilshire 2015 ETF Fund on or about December 22, 2008.

The 2010 Conservative Fund invests in the Underlying Funds in accordance with weightings determined by Wilshire.  The Underlying Funds invest directly in equity and fixed income securities in accordance with their own investment policies and strategies.

The 2010 Conservative Fund invests in shares of Underlying Funds that invest primarily in equity securities (International Equity Fund, Equity Fund and Small Cap Growth Fund) and in shares of Underlying Funds that invest primarily in fixed income securities (Income Fund and Short-Term Investment Fund).  The 2010 Conservative Fund’s current target asset allocation is approximately 66% investment in fixed income securities and the remaining 34% in equity securities.

The 2015 Moderate Fund intends to invest in shares of ETFs and the Underlying Funds that invest primarily in equity securities and fixed income securities.  The 2015 Moderate Fund’s current target allocation is approximately 57% equity and 43% fixed income.  Both the 2010 Conservative Fund and the 2015 Moderate Fund will increase their allocations to fixed income over time.  Each Fund’s assets may be reallocated at Wilshire’s discretion.  The amounts invested in the underlying investments will vary from time to time depending on Wilshire’s assessment of business, economic and market conditions, including any potential advantage of price shifts between the equity markets and the fixed income markets.  In general, however, Wilshire does not anticipate making frequent changes in asset allocation and will not attempt to time the market.

Under normal circumstances, each Fund intends to be fully invested.  Pending investment, to meet anticipated redemption requests, or as a temporary defensive measure, if Wilshire determines that market conditions warrant, the Funds may also invest, without limitation, in high quality, U.S. dollar-denominated money market instruments.  The reason for implementing a temporary defensive position is to avoid market losses.  However, if market conditions improve, this strategy may result in reducing the potential gains from a rising market, thus reducing each Fund’s ability to achieve its investment objectives.

For a more detailed description of the investment techniques used by the 2015 Moderate Fund and the 2010 Conservative Fund, please see the Funds’ prospectus and statement of additional information.

While Wilshire believes that the 2015 Moderate Fund should provide a comparable investment opportunity for shareholders of the 2010 Conservative Fund, there are differences in the retirement date and the portfolio composition.  By investing in the 2015 Moderate Fund, shareholders of the 2010 Conservative Fund will have transferred their investment into a fund that is designed for investors planning to retire in 2015, plus or minus two to three years.  The 2015 Moderate Fund’s strategy to allocate its assets to a more conservative position over time may take place 5 years after the 2010 Conservative Fund would have employed such a strategy.

The following table sets forth a summary of the allocations among the underlying investments of each Fund as of December 31, 2007, and Wilshire’s estimation of the portfolio composition of the 2015 Moderate Fund assuming consummation of the proposed merger(s).

12

Portfolio Composition (as a % of Fund)
(excludes cash equivalents)

Underlying Investments	2010 Conservative Fund	2015 Moderate Fund	2015 Moderate Fund—Estimated(1) (assuming consummation of the 2010 Conservative Fund—2015 Moderate Fund merger only)
2015 Moderate Fund—Estimated(1) (assuming consummation of the 2010 Aggressive Fund—2015 Moderate Fund merger, the 2010 Moderate Fund—2015 Moderate Fund merger and the 2010 Conservative Fund—2015 Moderate Fund merger)

Income Fund	31.1%	22.2%	20.0%	20.0%
Short-Term Investment Fund	40.2%	24.2%	0.0%	0.0%
International Equity Fund	8.8%	12.8%	0.0%	0.0%
Equity Fund	16.9%	31.9%	30.0%	30.0%
Small Cap Growth Fund	3.0%	8.9%	0.0%	0.0%
ETFs	0.0%	0.0%	50.0%	50.0%
	100.0%	100.0%	100.0%	100.0%
_______________
(1)
Reflects Wilshire’s estimation of the portfolio composition of the 2015 Moderate Fund subsequent to the merger.  No assurance can be given as to the actual portfolio composition of the 2015 Moderate Fund subsequent to the merger.

2010 Moderate Fund—2015 Moderate Fund

The 2010 Moderate Fund and the 2015 Moderate Fund have similar investment objectives and policies, and both Funds operate under a fund-of-funds structure.  The investment objective of each of the 2010 Moderate Fund and the 2015 Moderate Fund is to provide high total return until its target retirement date.  Thereafter, each Fund’s objective will be to seek high current income and, as a secondary objective, capital appreciation.  The investment objectives of each Fund may be changed without a shareholder vote.

The 2010 Moderate Fund invests in Underlying Funds according to a moderate asset allocation strategy designed for investors planning to retire in 2010, plus or minus two to three years.  The 2010 Moderate Fund’s asset allocation will become more conservative over time.  Within 5 to 10 years after 2010, the 2010 Moderate Fund’s asset allocation should be approximately 80% investment in fixed income securities and the remaining 20% in equity securities.

If shareholders approve the merger of the 2010 Moderate Fund into the 2015 Moderate Fund, the 2015 Moderate Fund plans to invest in ETFs and the Underlying Funds according to a moderate asset allocation strategy designed for investors planning to retire in 2015, plus or minus two to three years.  The 2015 Moderate Fund’s asset allocation will become more conservative over time.  Within 5 to 10 years after 2015, the 2015 Moderate Fund’s asset allocation should be approximately 80% investment in fixed income securities and the remaining 20% in equity securities.  In addition, if shareholders approve the merger of the 2010 Moderate Fund into the 2015 Moderate Fund, the name of the 2015 Moderate Fund will be changed to the Wilshire 2015 ETF Fund on or about December 22, 2008.

The 2010 Moderate Fund invests in the Underlying Funds in accordance with weightings determined by Wilshire.  The Underlying Funds invest directly in equity and fixed income securities in accordance with their own investment policies and strategies.

13

The 2010 Moderate Fund invests in shares of Underlying Funds that invest primarily in equity securities (International Equity Fund, Equity Fund and Small Cap Growth Fund) and in shares of Underlying Funds that invest primarily in fixed income securities (Income Fund and Short-Term Investment Fund).  The 2010 Moderate Fund’s current target allocation is approximately 49% fixed income and 51% equity.  The 2015 Moderate Fund intends to invest in shares of ETFs and the Underlying Funds that invest primarily in equity securities and fixed income securities.  The 2015 Moderate Fund’s current target allocation is approximately 57% equity and 43% fixed income.  Both the 2010 Moderate Fund and the 2015 Moderate Fund will increase their allocations to fixed income over time.  Each Fund’s assets may be reallocated at Wilshire’s discretion.  The amounts invested in the underlying investments will vary from time to time depending on Wilshire’s assessment of business, economic and market conditions, including any potential advantage of price shifts between the equity markets and the fixed income markets.  In general, however, Wilshire does not anticipate making frequent changes in asset allocation and will not attempt to time the market.

Under normal circumstances, each Fund intends to be fully invested.  Pending investment, to meet anticipated redemption requests, or as a temporary defensive measure, if Wilshire determines that market conditions warrant, the Funds may also invest, without limitation, in high quality, U.S. dollar-denominated money market instruments.  The reason for implementing a temporary defensive position is to avoid market losses.  However, if market conditions improve, this strategy may result in reducing the potential gains from a rising market, thus reducing each Fund’s ability to achieve its investment objective.

For a more detailed description of the investment techniques used by the 2015 Moderate Fund and the 2010 Moderate Fund, please see the Funds’ prospectus and statement of additional information.

While Wilshire believes that the 2015 Moderate Fund should provide a comparable investment opportunity for shareholders of the 2010 Moderate Fund, there are differences in the retirement date and the portfolio composition.  By investing in the 2015 Moderate Fund, shareholders of the 2010 Moderate Fund will have transferred their investment into a fund that is designed for investors planning to retire in 2015, plus or minus two to three years.  The 2015 Moderate Fund’s strategy to allocate its assets to a more conservative position over time may take place 5 years after the 2010 Moderate Fund would have employed such a strategy.

The following table sets forth a summary of the allocations among the underlying investments of each Fund as of December 31, 2007, and Wilshire’s estimation of the portfolio composition of the 2015 Moderate Fund assuming consummation of the proposed merger(s).

14

Portfolio Composition (as a % of Fund)
(excludes cash equivalents)

Underlying Investments	2010 Moderate Fund	2015 Moderate Fund	2015 Moderate Fund—Estimated(1) (assuming consummation of the 2010 Moderate Fund—2015 Moderate Fund merger only)
2015 Moderate Fund—Estimated(1) (assuming consummation of the 2010 Aggressive Fund—2015 Moderate Fund merger, the 2010 Conservative Fund—2015 Moderate Fund merger and the 2010 Moderate Fund—2015 Moderate Fund merger)

Income Fund	20.1%	22.2%	20.0%	20.0%
Short-Term Investment Fund	33.3%	24.2%	0.0%	0.0%
International Equity Fund	11.8%	12.8%	0.0%	0.0%
Equity Fund	27.9%	31.9%	30.0%	30.0%
Small Cap Growth Fund	6.9%	8.9%	0.0%	0.0%
ETFs	0.0%	0.0%	50.0%	50.0%
	100.0%	100.0%	100.0%	100.0%
_______________
(1)
Reflects Wilshire’s estimation of the portfolio composition of the 2015 Moderate Fund subsequent to the merger.  No assurance can be given as to the actual portfolio composition of the 2015 Moderate Fund subsequent to the merger.

2045 Moderate Fund—2035 Moderate Fund

The 2045 Moderate Fund and the 2035 Moderate Fund have similar investment objectives and policies, and both Funds operate under a fund-of-funds structure.  The investment objective of each of the 2045 Moderate Fund and the 2035 Moderate Fund is to provide high total return until its target retirement date.  Thereafter, each Fund’s objective will be to seek high current income and, as a secondary objective, capital appreciation.  The investment objectives of each Fund may be changed without a shareholder vote.

The 2045 Moderate Fund invests in Underlying Funds according to a moderate asset allocation strategy designed for investors planning to retire in 2045, plus or minus two to three years.  The 2045 Moderate Fund’s asset allocation will become more conservative over time.  Within 5 to 10 years after 2045, the 2045 Moderate Fund’s asset allocation should be approximately 80% investment in fixed income securities and the remaining 20% in equity securities.

If shareholders approve the merger of the 2045 Moderate Fund into the 2035 Moderate Fund, the 2035 Moderate Fund plans to invest in ETFs and the Underlying Funds according to a moderate asset allocation strategy designed for investors planning to retire in 2035, plus or minus two to three years.  The 2035 Moderate Fund’s asset allocation will become more conservative over time.  Within 5 to 10 years after 2035, the 2035 Moderate Fund’s asset allocation should be approximately 80% investment in fixed income securities and the remaining 20% in equity securities.  In addition, if shareholders approve the merger of the 2045 Moderate Fund into the 2035 Moderate Fund, the name of the 2035 Moderate Fund will be changed to the Wilshire 2035 ETF Fund on or about December 22, 2008.

The 2045 Moderate Fund invests in the Underlying Funds in accordance with weightings determined by Wilshire.  The Underlying Funds invest directly in equity and fixed income securities in accordance with their own investment policies and strategies.

15

The 2045 Moderate Fund invests in shares of Underlying Funds that invest primarily in equity securities (International Equity Fund, Equity Fund and Small Cap Growth Fund) and in shares of Underlying Funds that invest primarily in fixed income securities (Income Fund and Short-Term Investment Fund).  The 2045 Moderate Fund’s current target allocation is approximately 4% fixed income and 96% equity.  The 2035 Moderate Fund intends to invest in shares of ETFs and the Underlying Funds that invest primarily in equity securities and fixed income securities.  The 2035 Moderate Fund’s current target allocation is approximately 80% equity and 20% fixed income.  Both the 2045 Moderate Fund and the 2035 Moderate Fund will increase their allocations to fixed income over time.  Each Fund’s assets may be reallocated at Wilshire’s discretion.  The amounts invested in the underlying investments will vary from time to time depending on Wilshire’s assessment of business, economic and market conditions, including any potential advantage of price shifts between the equity markets and the fixed income markets.  In general, however, Wilshire does not anticipate making frequent changes in asset allocation and will not attempt to time the market.

Under normal circumstances, each Fund intends to be fully invested.  Pending investment, to meet anticipated redemption requests, or as a temporary defensive measure, if Wilshire determines that market conditions warrant, the Funds may also invest, without limitation, in high quality, U.S. dollar-denominated money market instruments.  The reason for implementing a temporary defensive position is to avoid market losses.  However, if market conditions improve, this strategy may result in reducing the potential gains from a rising market, thus reducing each Fund’s ability to achieve its investment objectives.

For a more detailed description of the investment techniques used by the 2035 Moderate Fund and the 2045 Moderate Fund, please see the Funds’ prospectus and statement of additional information.

While Wilshire believes that the 2035 Moderate Fund should provide a comparable investment opportunity for shareholders of the 2045 Moderate Fund, there are differences in the retirement date and the portfolio composition.  By investing in the 2035 Moderate Fund, shareholders of the 2045 Moderate Fund will have transferred their investment into a fund that is designed for investors planning to retire in 2035, plus or minus two to three years.  The 2035 Moderate Fund’s strategy to allocate its assets to a more conservative position over time may take place 10 years before the 2045 Moderate Fund would have employed such a strategy.

The following table sets forth a summary of the allocations among the underlying investments of each Fund as of December 31, 2007, and Wilshire’s estimation of the portfolio composition of the 2035 Moderate Fund assuming consummation of the proposed merger.

Portfolio Composition (as a % of Fund)
(excludes cash equivalents)

Underlying Investments	2045 Moderate Fund	2035 Moderate Fund	2035 Moderate Fund – Estimated(1)
Income Fund	2.1%	10.2%	10.0%
Short-Term Investment Fund	0.0%	8.1%	0.0%
International Equity Fund	18.9%	14.9%	0.0%
Equity Fund	67.1%	54.9%	40.0%
Small Cap Growth Fund	11.9%	11.9%	0.0%
ETFs	0.0%	0.0%	50.0%
	100.0%	100.0%	100.0%
_______________
(1)
Reflects Wilshire’s estimation of the portfolio composition of the 2035 Moderate Fund subsequent to the merger.  No assurance can be given as to the actual portfolio composition of the 2035 Moderate Fund subsequent to the merger.

16

Short-Term Investment Fund—Income Fund

The Short-Term Investment Fund seeks to realize maximum current income to the extent consistent with liquidity.  Preservation of principal is a secondary objective.  The Short-Term Investment Fund is not a money market fund and does not maintain a stable net asset value per share.  The Income Fund seeks to achieve a long-term total rate of return in excess of the U.S. bond market over a full market cycle.

The Short-Term Investment Fund primarily invests in the following types of short-term debt instruments with maturities generally not exceeding one year:

•	U.S. Treasury Bills and other obligations of, or guaranteed by, the U.S. government or its agencies

•	commercial paper (within the two highest ratings as determined by Moody’s Investors Service (“Moody’s”) or Standard & Poor’s (“S&P”) or an equivalent rating)

•
U.S. dollar-denominated debt obligations of foreign governments, foreign corporations, foreign branches of U.S. banks and foreign banks (limited to the three highest ratings as determined by Moody’s or S&P or an equivalent rating and to 10% of the Short-Term Investment Fund’s total assets)

•	publicly traded bonds, debentures and notes (with a rating within the four highest ratings as determined by Moody’s or S&P or an equivalent rating)

•	repurchase and reverse repurchase agreements

•	cash or cash equivalents

Currently, Wilshire has retained Western Asset Management Company (“Western Asset”) to manage the Short-Term Investment Fund.  The basic investment philosophy of Western Asset is described below.

In seeking to achieve the Short-Term Investment Fund’s investment objectives, Western Asset uses a multi-stage process.  In the first stage, Western Asset analyzes general economic and market factors, such as interest rate forecasts and anticipated interest rate spreads among various sectors of money market instruments, and sets broad strategies for the Short-Term Investment Fund.  In the second stage, Western Asset evaluates individual securities.  Western Asset uses proprietary quantitative and qualitative techniques to create and maintain a list of issuers whose securities are approved for purchase.  In the third stage, Western Asset determines the structure and composition of the portfolio.  In doing so, Western Asset seeks to minimize exposure to credit risk and market risk.  The Short-Term Investment Fund attempts to maximize return to take advantage of changing money market conditions and trends.  The Short-Term Investment Fund also trades to take advantage of disparities in yield relationships between money market instruments.

The Income Fund invests, under normal circumstances, at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in fixed income securities.  These securities are primarily U.S. investment grade fixed income securities, including government and corporate securities, agency mortgage pass-through securities and asset-backed securities.

The Income Fund invests at least 75% of its total assets in:

•
investment grade, publicly offered debt securities, including mortgage-backed and other asset-backed securities (within the four highest ratings as determined by Moody’s, S&P or an equivalent rating at the time of purchase)

•	securities issued or guaranteed by the U.S. government or its agencies

•
high quality commercial paper (within the two highest grades as determined by both Moody’s and S&P or an equivalent rating), repurchase and reverse repurchase agreements, time deposits with maturities less than seven days and cash or cash equivalents

•
high grade U.S. dollar-denominated debt obligations of foreign governments, foreign corporations, foreign branches of U.S. banks and foreign banks (limited to the four highest ratings as determined by Moody’s, S&P or an equivalent rating at the time of purchase and to 15% of the Income Fund’s total assets)

17

•
highest quality non-U.S. dollar-denominated debt obligations of foreign issuers (limited to the four highest ratings as determined by Moody’s, S&P or an equivalent rating at the time of purchase) which are fully hedged back into U.S. dollars and do not exceed 15% of the Income Fund’s total assets

Generally, the average duration of the U.S. portion of the Income Fund will range within 25% of the Barclays Capital Aggregate Bond Index’s (the “Barclays Capital Index”) (name changed from Lehman Brothers Aggregate Bond Index effective November 3, 2008) duration.  There are no maximum maturity limits on individual securities.  For defensive purposes, the duration and maturity of the Income Fund may be shortened.  The Income Fund will maintain a high grade average quality for the portfolio (third highest rating as determined by Moody’s, S&P or an equivalent rating).

Up to 25% of the Income Fund’s total assets may be invested in securities not described above, including preferred stock, convertible securities, securities carrying warrants to purchase equity securities, U.S. dollar-denominated debt obligations of U.S. and non-U.S. issuers rated below A (by Moody’s, S&P or an equivalent rating) and non-U.S. debt obligations rated below the highest quality (as determined by Moody’s, S&P or an equivalent rating) and derivatives.

Currently, Wilshire has retained Western Asset and its affiliate, Western Asset Management Company Limited (“WAML”), to manage the Income Fund.  The basic investment philosophy of each subadviser is described below.

Western Asset’s core plus strategy seeks to provide investment results that exceed the performance of the Barclays Capital Index.  The Barclays Capital Index is a widely recognized measure of the aggregate U.S. bond market.  This strategy seeks to maximize total return by investing primarily in U.S. dollar-denominated fixed income securities and other debt instruments of domestic and foreign entities, including corporate bonds, securities issued or guaranteed as to principal and interest by the U.S. government and its agencies and instrumentalities, mortgage-related securities and money market instruments.

Western Asset will determine the relative portion of the Income Fund’s assets allocated to foreign securities.  These foreign assets will be invested at the discretion of WAML.  WAML will select the foreign country and currency composition based on its evaluation of relative interest rates, inflation rates, exchange rates, monetary and fiscal policies, trade and current account balances and any other specific factors WAML believes to be relevant.

Under normal circumstances, each Fund intends to be fully invested.  Pending investment, to meet anticipated redemption requests, or as a temporary defensive measure, if a subadviser determines that market conditions warrant, a Fund may also invest, without limitation, in high quality, U.S. dollar-denominated money market instruments.  The reason for implementing a temporary defensive position is to avoid market losses.  However, if market conditions improve, this strategy may result in reducing the potential gains from a rising market, thus reducing a Fund’s ability to achieve its investment objective.

For a more detailed description of the investment techniques used by the Income Fund and the Short-Term Investment Fund, please see the Funds’ prospectus and statement of additional information.

While Wilshire believes that the Income Fund should provide a comparable investment opportunity for shareholders of the Short-Term Investment Fund, there are differences in the fees and expense structure, risks and the portfolio composition.  Western Asset has estimated that approximately 100% of the portfolio of the Short-Term Investment Fund will be liquidated and the proceeds will be reinvested in other securities so that upon the merger, its portfolio will conform to the investment objective, policies, restrictions and strategies of the Income Fund.

The following table sets forth a summary of the composition of the investment portfolio of each Fund as of December 31, 2007, and Wilshire’s estimation of the portfolio composition of the Income Fund assuming consummation of the proposed merger.

18

Portfolio Composition (as a % of Fund)
(excludes cash equivalents)

Asset Allocation	Short-Term Investment Fund	Income Fund	Income Fund – Estimated(1)
Certificates of Deposit	1.1%	0.0%	0.0%
Commercial Paper	18.9%	0.0%	0.0%
U.S. Government & Agency Obligations	23.4%	49.8%	49.8%
Repurchase Agreement	19.4%	10.5%	10.5%
Asset Backed Securities	0.0%	5.5%	5.5%
Collateralized Mortgage Obligations	0.0%	14.4%	14.4%
Corporate Bonds	0.0%	20.7%	20.7%
Foreign Bonds	0.0%	9.3%	9.3%
U.S. Treasury Obligations	0.0%	13.9%	13.9%
Preferred Stock	0.0%	0.8%	0.8%
Other Assets and Liabilities	37.2%	(24.9)%	(24.9)%
	100.0%	100.0%	100.0%
_______________
(1)
Reflects Western Asset’s estimation of the portfolio composition of the Income Fund subsequent to the merger, taking into account that prior to the merger, pursuant to the Agreement and Plan of Reorganization, a portion of the portfolio of the Short-Term Investment Fund may be liquidated to conform with the investment objective, policies, restrictions and strategies of the Income Fund.  No assurance can be given as to the actual portfolio composition of the Income Fund subsequent to the merger.

5.	How do the expense ratios and management fee rates of the Funds compare, and what are they estimated to be following each merger?

In connection with the change in the non-fundamental policy for both the 2015 Moderate Fund and the 2035 Moderate Fund (each an Acquiring Fund), Wilshire intends to reduce the investment management fee it receives from each of the 2015 Moderate Fund and the 2035 Moderate Fund and the 2015 Moderate Fund and the 2035 Moderate Fund intend to assess 12b-1 fees as reflected in the tables below, contingent on shareholder approval of the proposed mergers.  As a result of the 2015 Moderate Fund and the 2035 Moderate Fund’s intent to invest in ETFs, the reduction in the management fee and the payment of a 12b-1 fee, the expense structure for both the 2015 Moderate Fund and the 2035 Moderate will change.

As a fund-of-funds, each of the 2015 Moderate Fund and the 2035 Moderate Fund (each an Acquiring Fund) will bear its proportionate share of the fees and expenses incurred by its underlying investments in ETFs and Underlying Funds in which it invests.  As reflected in the table below, based on the anticipated initial allocation of each Fund’s assets among ETFs and the Underlying Funds, it is expected that the gross expenses ratio of the Fund will decrease under the new investment strategy.  Wilshire has agreed to waive fees and reimburse expenses through December 31, 2010 such that the Fund’s total annual operating expenses (excluding interest expense, taxes, fees incurred in acquiring and disposing of portfolio securities, underlying fund fees and expenses, and extraordinary expenses) do not exceed 0.60% of the average daily net assets of the Fund’s shares.

2010 Aggressive Fund—2015 Moderate Fund

The following tables summarize the fees and expenses you may bear directly or indirectly as an investor in the Funds, the expenses that each of the Funds incurred for the year ended December 31, 2007, and the pro forma estimated expense ratios of the 2015 Moderate Fund assuming consummation of the merger of the 2010 Aggressive Fund into the 2015 Moderate Fund only, and assuming consummation of the merger of the 2010 Aggressive Fund, the 2010 Conservative Fund and the 2010 Moderate Fund into the 2015 Moderate Fund as of that date.  The information shown below does not reflect charges and fees associated with the separate accounts that invest in the Funds or any Contract for which the Funds are investment options.  These charges and fees will increase expenses.

As shown below, the merger is expected to result in a lower management fee and total expense ratio for shareholders of the 2010 Aggressive Fund.  The merger will result in lower total expenses for shareholders of the 2010 Aggressive Fund because the intended change to the 2015 Moderate Fund’s underlying investments will result in lower expenses.  However, there can be no assurance that the merger will result in expense savings.

19

Annual Fund Operating Expenses
(expenses that are deducted from fund assets)
(as a % of average net assets)

	Management Fee	Distribution (12b-1) Fee	Other Expenses		Gross Annual Expenses(2)	Less Expense Reimburse-ment(2)	Acquired Fund Fees and Expenses (Underlying Investments )		Total Annual Operating Expenses(2)
2010 Aggressive Fund(1)	0.35%	0.00%	8.60%		8.95%	0.00%	1.08%		10.03%
2015 Moderate Fund(1)	0.35%	0.00%	1.00%		1.35%	0.00%	0.96%		2.31%
2015 Moderate Fund(1), (4), (6)
(Pro forma combined, assuming consummation of the 2010 Aggressive Fund merger only)	0.25%	0.25%	0.25	% (7)	0.75%	(0.15)%	0.70	%(3)	1.30%
2015 Moderate Fund(1), (5), (6)
(Pro forma combined, assuming consummation of the 2010 Aggressive Fund merger, the 2010 Conservative Fund merger and the 2010 Moderate Fund merger into the 2015 Moderate Fund)	0.25%	0.25%	0.23	%(7)	0.73%	(0.13)%	0.70	%(3)	1.30%
_______________
(1)
The Fund’s shareholders indirectly bear, pro rata, the expenses of the underlying investments in which the Fund invests.  These indirect expenses, which will vary with changes in underlying investments expenses, are based on the average expense ratio for the underlying investments in which the Fund invests, based on the actual expenses of the shares of those underlying investments.

(2)
Currently, Wilshire has contractually agreed to waive Management Fees and/or reimburse expenses for the 2010 Aggressive Fund and the 2015 Moderate Fund through April 30, 2009, so that the Total Annual Operating Expenses for the 2010 Aggressive Fund and the 2015 Moderate Fund, excluding the fees and expenses of the Underlying Funds, will not exceed 0.50%  (the “Expense Limitation”).  The Total Annual Operating Expenses, including the Expense Limitation for the 2010 Aggressive Fund and 2015 Moderate Fund are 1.58% and 1.46%, respectively.  Total Annual Operating Expenses are the sum of a Fund’s direct annual operating expenses and of a Fund’s indirect underlying investments fees and expenses.  Assuming the consummation of the 2010 Aggressive Fund merger only, Wilshire has contractually agreed to waive Management Fees and/or reimburse expenses for the 2015 Moderate Fund through December 31, 2010, so that Total Annual Operating Expenses for the 2015 Moderate Fund, excluding the fees and expenses of the underlying investments, will not exceed 0.60%.

(3)
The 2015 Moderate Fund currently invests in actively managed Wilshire Variable Insurance Trust Portfolios as the underlying investments.  Following the proposed merger, the Fund will transition its underlying investment to invest in Exchange Traded Funds (ETF).  Investing in ETFs  should result in lower Acquired Fund Fees and Expenses for the Fund due to the lower average expense ratios for the ETFs compared to the current underlying investments.

(4)	The pro forma annual operating expenses for the 2015 Moderate Fund under this scenario is the maximum amount that a shareholder will bear.
(5)	The pro forma annual operating expenses for the 2015 Moderate Fund under this scenario is the minimum amount that a shareholder will bear.
(6)	While not all potential fund merger scenarios are presented, the maximum and minimum pro forma amounts that a shareholder of the 2015 Moderate Fund may bear have been presented.
(7)
“Other Expenses” will decrease post-merger because the funds will benefit from the consolidation of assets as some of these are fixed costs.  Additionally, recent changes in service providers have reduced some of these expenses.

The tables are provided to help you understand the expenses of investing in the Funds and your share of the operating expenses that each Fund incurs and that Wilshire expects the combined Fund to incur in the first year following the merger.

Examples

The following examples translate the expenses shown in the preceding table into dollar amounts.  By doing this, you can more easily compare the costs of investing in the Funds.  The examples make certain assumptions.  They assume that you invest $10,000 in a Fund for the time periods shown and reinvest all dividends and distributions.  They also assume a 5% return on your investment each year and that a Fund’s operating expenses remain the same.  The examples are hypothetical; your actual costs may be higher or lower.

20

	1 Year	3 Years	5 Years	10 Years
2010 Aggressive Fund	$978	$2,788	$4,421	$7,837
2015 Moderate Fund	$234	$721	$1,235	$2,646
2015 Moderate Fund
(Pro forma combined, assuming consummation of the 2010 Aggressive Fund merger only)	$132	$428	$763	$1,709
2015 Moderate Fund
(Pro forma combined, assuming consummation of the 2010 Aggressive Fund merger, the 2010 Conservative Fund merger and the 2010 Moderate Fund merger into the 2015 Moderate Fund)	$132	$426	$756	$1,690

The table below compares the annual management fee schedules of the Funds expressed as a percentage of net assets.  Because Wilshire has agreed to reduce its management fee for the 2015 Moderate Fund if the merger with the 2010 Aggressive Fund is approved, the table reflects the management fee that shareholders of the 2015 Moderate Fund will pay assuming the merger with the 2010 Aggressive Fund is consummated.  As of December 31, 2007, the 2015 Moderate Fund and the 2010 Aggressive Fund had net assets of $8,555,200 and $1,032,710, respectively.

2010 Aggressive Fund	2015 Moderate Fund (post-merger)
Management Fee	Management Fee
0.35%	0.25%

2010 Conservative Fund—2015 Moderate Fund

The following tables summarize the fees and expenses you may bear directly or indirectly as an investor in the Funds, the expenses that each of the Funds incurred for the year ended December 31, 2007, and the pro forma estimated expense ratios of the 2015 Moderate Fund assuming consummation of the merger of the 2010 Conservative Fund into the 2015 Moderate Fund only, and assuming consummation of the merger of the 2010 Conservative Fund, the 2010 Aggressive Fund and the 2010 Moderate Fund into the 2015 Moderate Fund as of that date.  The information shown below does not reflect charges and fees associated with the separate accounts that invest in the Funds or any Contract for which the Funds are investment options.  These charges and fees will increase expenses.

As shown below, the merger is expected to result in a lower management fee and total expense ratio for shareholders of the 2010 Conservative Fund.  The merger will result in lower total expenses for shareholders of the 2010 Conservative Fund because the intended change to the 2015 Moderate Fund’s underlying investments will result in lower expenses.  However, there can be no assurance that the merger will result in expense savings.

21

Annual Fund Operating Expenses
(expenses that are deducted from fund assets)
(as a % of average net assets)

	Management Fee	Distribution (12b-1) Fee	Other Expenses		Gross Annual Expenses(2)	Less Expense Reimburse-ment(2)	Acquired Fund Fees and Expenses (Underlying Investments)		Total Annual Operating Expenses(2)
2010 Conservative Fund(1)	0.35%	0.00%	5.61%		5.96%	0.00%	0.73%		6.69%
2015 Moderate Fund(1)	0.35%	0.00%	1.00%		1.35%	0.00%	0.96%		2.31%
2015 Moderate Fund(1), (4), (6)
(Pro forma combined, assuming consummation of the 2010 Conservative Fund merger only)	0.25%	0.25%	0.25	%(7)	0.75%	(0.15)%	0.70	%(3)	1.30%
2015 Moderate Fund(1), (5), (6)
(Pro forma combined, assuming consummation of the 2010 Conservative Fund merger, the 2010 Aggressive Fund merger and the 2010 Moderate Fund merger into the 2015 Moderate Fund)	0.25%	0.25%	0.23	%(7)	0.73%	(0.13)%	0.70	%(3)	1.30%
_______________
(1)
The Fund’s shareholders indirectly bear, pro rata, the expenses of the underlying investments in which the Fund invests.  These indirect expenses, which will vary with changes in underlying investments expenses, are based on the average expense ratio for the underlying investments in which the Fund invests, based on the actual expenses of the shares of those underlying investments.

(2)
Currently, Wilshire has contractually agreed to waive Management Fees and/or reimburse expenses for the 2010 Conservative Fund and the 2015 Moderate Fund through April 30, 2009, so that the Total Annual Operating Expenses for the 2010 Conservative Fund and the 2015 Moderate Fund, excluding the fees and expenses of the Underlying Funds, will not exceed 0.50% (the “Expense Limitation”).  The Total Annual Operating Expenses, including the Expense Limitation for the 2010 Conservative Fund and 2015 Moderate Fund are 1.23% and 1.46%, respectively.  Total Annual Operating Expenses are the sum of a Fund’s direct annual operating expenses and of a Fund’s indirect underlying investments fees and expenses.  Assuming the consummation of the 2010 Conservative Fund merger only, Wilshire has contractually agreed to waive Management Fees and/or reimburse expenses for the 2015 Moderate Fund through December 31, 2010, so that Total Annual Operating Expenses for the 2015 Moderate Fund, excluding fees and expenses of the underlying investments, will not exceed 0.60%.

(3)
The 2015 Moderate Fund currently invests in actively managed Wilshire Variable Insurance Trust Portfolios as the underlying investments.  Following the proposed merger, the Fund will transition its underlying investment to invest in Exchange Traded Funds (ETF).  Investing in ETFs  should result in lower Acquired Fund Fees and Expenses for the Fund due to the lower average expense ratios for the ETFs compared to the current underlying investments.

(4)	The pro forma annual operating expenses for the 2015 Moderate Fund under this scenario is the maximum amount that a shareholder will bear.
(5)	The pro forma annual operating expenses for the 2015 Moderate Fund under this scenario is the minimum amount that a shareholder will bear.
(6)	While not all potential fund merger scenarios are presented, the maximum and minimum pro forma amounts that a shareholder of the 2015 Moderate Fund may bear have been presented.
(7)
“Other Expenses” will decrease post-merger because the funds will benefit from the consolidation of assets as some of these are fixed costs.  Additionally, recent changes in service providers have reduced some of these expenses.

The tables are provided to help you understand the expenses of investing in the Funds and your share of the operating expenses that each Fund incurs and that Wilshire expects the combined Fund to incur in the first year following the merger.

Examples

The following examples translate the expenses shown in the preceding table into dollar amounts.  By doing this, you can more easily compare the costs of investing in the Funds.  The examples make certain assumptions.  They assume that you invest $10,000 in a Fund for the time periods shown and reinvest all dividends and distributions.  They also assume a 5% return on your investment each year and that a Fund’s operating expenses remain the same.  The examples are hypothetical; your actual costs may be higher or lower.

22

	1 Year	3 Years	5 Years	10 Years
2010 Conservative Fund	$663	$1,957	$3,207	$6,151
2015 Moderate Fund	$234	$721	$1,235	$2,646
2015 Moderate Fund
(Pro forma combined, assuming consummation of the 2010 Conservative Fund merger only)	$132	$428	$763	$1,709
2015 Moderate Fund
(Pro forma combined, assuming consummation of the 2010 Conservative Fund merger, the 2010 Aggressive Fund merger and the 2010 Moderate Fund merger into the 2015 Moderate Fund)	$132	$426	$756	$1,690

The table below compares the annual management fee schedules of the Funds, expressed as a percentage of net assets.  Because Wilshire has agreed to reduce its management fee for the 2015 Moderate Fund if the merger with the 2010 Conservative Fund is approved, the table reflects the management fee that shareholders of the 2015 Moderate Fund will pay assuming the merger with the 2010 Conservative Fund is consummated.  As of December 31, 2007, the 2015 Moderate Fund and the 2010 Conservative Fund had net assets of $8,555,200 and $1,021,599, respectively.

2010 Conservative Fund	2015 Moderate Fund (post-merger)
Management Fee	Management Fee
0.35%	0.25%

2010 Moderate Fund—2015 Moderate Fund

The following tables summarize the fees and expenses you may bear directly or indirectly as an investor in the Funds, the expenses that each of the Funds incurred for the year ended December 31, 2007, and the pro forma estimated expense ratios of the 2015 Moderate Fund assuming consummation of the merger of the 2010 Moderate Fund into the 2015 Moderate Fund only, and assuming consummation of the merger of the 2010 Moderate Fund, the 2010 Aggressive Fund and the 2010 Conservative Fund into the 2015 Moderate Fund as of that date.  The information shown below does not reflect charges and fees associated with the separate accounts that invest in the Funds or any Contract for which the Funds are investment options.  These charges and fees will increase expenses.

As shown below, the merger is expected to result in a lower management fee and total expense ratio for shareholders of the 2010 Moderate Fund.  The merger will result in lower total expenses for shareholders of the 2010 Moderate Fund because the intended change to the 2015 Moderate Fund’s underlying investments will result in lower expenses.  However, there can be no assurance that the merger will result in expense savings.

23

Annual Fund Operating Expenses
(expenses that are deducted from fund assets)
(as a % of average net assets)

	Management Fee	Distribution (12b-1) Fee	Other Expenses		Gross Annual Expenses(2)	Less Expense Reimburse-ment(2)	Acquired Fund Fees and Expenses (Underlying Investments)		Total Annual Operating Expenses(2)
2010 Moderate Fund(1)	0.35%	0.00%	3.25%		3.60%	0.00%	0.86%		4.46%
2015 Moderate Fund(1)	0.35%	0.00%	1.00%		1.35%	0.00%	0.96%		2.31%
2015 Moderate Fund(1), (4), (6)
(Pro forma combined, assuming consummation of the 2010 Moderate Fund merger only)	0.25%	0.25%	0.25	%(7)	0.75%	(0.15)%	0.70	%(3)	1.30%
2015 Moderate Fund(1), (5), (6)
(Pro forma combined, assuming consummation of the 2010 Aggressive Fund merger, the 2010 Conservative Fund merger and the 2010 Moderate Fund merger into the 2015 Moderate Fund)	0.25%	0.25%	0.23	%(7)	0.73%	(0.13)%	0.70	%(3)	1.30%
_______________
(1)
The Fund’s shareholders indirectly bear, pro rata, the expenses of the underlying investments in which the Fund invests.  These indirect expenses, which will vary with changes in underlying investments expenses, are based on the average expense ratio for the underlying investments in which the Fund invests, based on the actual expenses of the shares of those underlying investments.

(2)
Currently, Wilshire has contractually agreed to waive Management Fees and/or reimburse expenses for the 2010 Moderate Fund and the 2015 Moderate Fund through April 30, 2009, so that the Total Annual Operating Expenses for the 2010 Moderate Fund and the 2015 Moderate Fund, excluding the fees and expenses of the Underlying Funds, will not exceed 0.50% (the “Expense Limitation”).  The Total Annual Operating Expenses, including the Expense Limitation for the 2010 Moderate Fund and 2015 Moderate Fund are 1.36% and 1.46%, respectively.  Total Annual Operating Expenses are the sum of a Fund’s direct annual operating expenses and of a Fund’s indirect underlying investments fees and expenses.  Assuming the consummation of the 2010 Moderate Fund merger only, Wilshire has contractually agreed to waive Management Fees and/or reimburse expenses for the 2015 Moderate Fund through December 31, 2010, so that Total Annual Operating Expenses for the 2015 Moderate Fund, excluding fees and expenses of the underlying investments, will not exceed 0.60%.

(3)
The 2015 Moderate Fund currently invests in actively managed Wilshire Variable Insurance Trust Portfolios as the underlying investments.  Following the proposed merger, the Fund will transition its underlying investment to invest in Exchange Traded Funds (ETF).  Investing in ETFs  should result in lower Acquired Fund Fees and Expenses for the Fund due to the lower average expense ratios for the ETFs compared to the current underlying investments.

(4)	The pro forma annual operating expenses for the 2015 Moderate Fund under this scenario is the maximum amount that a shareholder will bear.
(5)	The pro forma annual operating expenses for the 2015 Moderate Fund under this scenario is the minimum amount that a shareholder will bear.
(6)	While not all potential fund merger scenarios are presented, the maximum and minimum pro forma amounts that a shareholder of the 2015 Moderate Fund may bear have been presented.
(7)
“Other Expenses” will decrease post-merger because the funds will benefit from the consolidation of assets as some of these are fixed costs.  Additionally, recent changes in service providers have reduced some of these expenses.

The tables are provided to help you understand the expenses of investing in the Funds and your share of the operating expenses that each Fund incurs and that Wilshire expects the combined Fund to incur in the first year following the merger.

Examples

The following examples translate the expenses shown in the preceding table into dollar amounts.  By doing this, you can more easily compare the costs of investing in the Funds.  The examples make certain assumptions.  They assume that you invest $10,000 in a Fund for the time periods shown and reinvest all dividends and distributions.  They also assume a 5% return on your investment each year and that a Fund’s operating expenses remain the same.  The examples are hypothetical; your actual costs may be higher or lower.

24

	1 Year	3 Years	5 Years	10 Years
2010 Moderate Fund	$447	$1,349	$2,260	$4,582
2015 Moderate Fund	$234	$721	$1,235	$2,646
2015 Moderate Fund
(Pro forma combined, assuming consummation of the 2010 Moderate Fund merger only)	$132	$428	$763	$1,709
2015 Moderate Fund
(Pro forma combined, assuming consummation of the 2010 Aggressive Fund merger, the 2010 Conservative Fund merger and the 2010 Moderate Fund merger into the 2015 Moderate Fund)	$132	$426	$756	$1,690

The table below compares the annual management fee schedules of the Funds expressed as a percentage of net assets.  Because Wilshire has agreed to reduce its management fee for the 2015 Moderate Fund if the merger with the 2010 Moderate Fund is approved, the table reflects the management fee that shareholders of the 2015 Moderate Fund will pay assuming the merger with the 2010 Moderate Fund is consummated.  As of December 31, 2007, the 2015 Moderate Fund and the 2010 Moderate Fund had net assets of $8,555,200 and $2,611,305, respectively.

2010 Moderate Fund	2015 Moderate Fund (post-merger)
Management Fee	Management Fee
0.35%	0.25%

2045 Moderate Fund—2035 Moderate Fund

The following tables summarize the fees and expenses you may bear directly or indirectly as an investor in the Funds, the expenses that each of the Funds incurred for the year ended December 31, 2007, and the pro forma estimated expense ratios of the 2035 Moderate Fund assuming consummation of the merger as of that date.  The information shown below does not reflect charges and fees associated with the separate accounts that invest in the Funds or any Contract for which the Funds are investment options.  These charges and fees will increase expenses.

As shown below, the merger is expected to result in a lower management fee and total expense ratio for shareholders of the 2045 Moderate Fund.  The merger will result in lower total expenses for shareholders of the 2045 Moderate Fund because the intended change to the 2035 Moderate Fund’s underlying investments will result in lower expenses.  However, there can be no assurance that the merger will result in expense savings.

Annual Fund Operating Expenses
(expenses that are deducted from fund assets)
(as a % of average net assets)

	Management Fee	Distribution (12b-1) Fee	Other Expenses		Gross Annual Expenses(2)	Less Expense Reimburse-ment(2)	Acquired Fund Fees and Expenses (Underlying Investments)		Total Annual Operating Expenses(2)
2045 Moderate Fund(1)	0.35%	0.00%	5.32%		5.67%	0.00%	1.29%		6.96%
2035 Moderate Fund(1)	0.35%	0.00%	3.02%		3.37%	0.00%	1.17%		4.54%
2035 Moderate Fund(1)
(Pro forma combined)	0.25%	0.25%	0.27	%(4)	0.77%	(0.17)%	0.71	%(3)	1.31%
_______________
(1)
The Fund’s shareholders indirectly bear, pro rata, the expenses of the underlying investments in which the Fund invests.  These indirect expenses, which will vary with changes in underlying investments expenses, are based on the average expense ratio for the underlying investments in which the Fund invests, based on the actual expenses of the shares of those underlying investments.

25

(2)
Currently, Wilshire has contractually agreed to waive Management Fees and/or reimburse expenses for the 2045 Moderate Fund and the 2035 Moderate Fund through April 30, 2009, so that the Total Annual Operating Expenses for the 2045 Moderate Fund and the 2035 Moderate Fund, excluding the fees and expenses of the Underlying Funds, will not exceed 0.50% (the “Expense Limitation”).  The Total Annual Operating Expenses, including the Expense Limitation for the 2045 Moderate Fund and 2035 Moderate Fund are 1.79% and 1.67%, respectively.  Total Annual Operating Expenses are the sum of a Fund’s direct annual operating expenses and of a Fund’s indirect underlying investments fees and expenses.  Assuming the consummation of the merger, Wilshire has contractually agreed to waive Management Fees and/or reimburse expenses for the 2035 Moderate Fund through December 31, 2010, so that the Total Annual Operating Expenses for the 2035 Moderate Fund, excluding the fees and expenses of the underlying investments, will not exceed 0.60%.

(3)
The 2035 Moderate Fund currently invests in actively managed Wilshire Variable Insurance Trust Portfolios as the underlying investments.  Following the proposed merger, the Fund will transition its underlying investment to invest in Exchange Traded Funds (ETF).  Investing in ETFs  should result in lower Acquired Fund Fees and Expenses for the Fund due to the lower average expense ratios for the ETFs compared to the current underlying investments.

(4)
“Other Expenses” will decrease post-merger because the funds will benefit from the consolidation of assets as some of these are fixed costs.  Additionally, recent changes in service providers have reduced some of these expenses.

The tables are provided to help you understand the expenses of investing in the Funds and your share of the operating expenses that each Fund incurs and that Wilshire expects the combined Fund to incur in the first year following the merger.

Examples

The following examples translate the expenses shown in the preceding table into dollar amounts.  By doing this, you can more easily compare the costs of investing in the Funds.  The examples make certain assumptions.  They assume that you invest $10,000 in a Fund for the time periods shown and reinvest all dividends and distributions.  They also assume a 5% return on your investment each year and that a Fund’s operating expenses remain the same.  The examples are hypothetical; your actual costs may be higher or lower.

	1 Year	3 Years	5 Years	10 Years
2045 Moderate Fund	$689	$2,027	$3,313	$6,315
2035 Moderate Fund	$455	$1,371	$2,296	$4,646
2035 Moderate Fund (Pro forma combined)	$133	$434	$775	$1,738

The table below compares the annual management fee schedules of the Funds expressed as a percentage of net assets.  Because Wilshire has agreed to reduce its management fee for the 2035 Moderate Fund if the merger with the 2045 Moderate Fund is approved, the table reflects the management fee that shareholders of the 2035 Moderate Fund will pay assuming the merger with the 2045 Moderate Fund is consummated.  As of December 31, 2007, the 2035 Moderate Fund and the 2045 Moderate Fund had net assets of $3,606,893 and $1,860,094, respectively.

2045 Moderate Fund	2035 Moderate Fund (post-merger)
Management Fee	Management Fee
0.35%	0.25%

Short-Term Investment Fund—Income Fund

The following tables summarize the fees and expenses you may bear directly or indirectly as an investor in the Funds, the expenses that each of the Funds incurred for the year ended December 31, 2007, and the pro forma estimated expense ratios of the Income Fund assuming consummation of the merger as of that date.  The information shown below does not reflect charges and fees associated with the separate accounts that invest in the Funds or any Contract for which the Funds are investment options.  These charges and fees will increase expenses.

Through December 31, 2008, Wilshire has agreed to voluntarily waive investment management fees and reimburse the Short-Term Investment Fund for all fees and expenses, except custodian and Board expenses.  Wilshire may terminate this voluntary fee waiver at any time.  Excluding Wilshire’s voluntary fee waiver, the Short-Term Investment Fund’s Total Annual Operating Expenses are higher than the Income Fund.

As shown below, the merger is expected to result in a lower total expense ratio for shareholders of the Short-Term Investment Fund.  However, there can be no assurance that the merger will result in expense savings.

26

Annual Fund Operating Expenses
(expenses that are deducted from fund assets)
(as a % of average net assets)

	Management Fee	Distribution (12b-1) Fee	Other Expenses	Total Annual Operating Expenses
Short-Term Investment Fund(1)	0.28%	0.25%	0.56%	1.09%
Income Fund	0.55%	0.25%	0.25%	1.05%
Income Fund
(Pro forma combined)	0.55%	0.25%	0.25%	1.05%
_______________
(1)
For the fiscal year ended December 31, 2007, Wilshire voluntarily waived investment management fees and reimbursed the Short-Term Investment Fund for all fees and expenses, except custodian and Board expenses.  After these waivers, actual net annual operating expenses for the Short-Term Investment Fund for the fiscal year ended December 31, 2007 were 0.10%.  Wilshire’s voluntary fee waiver is expected to continue until December 31, 2008 and may be terminated at any time.

The tables are provided to help you understand the expenses of investing in the Funds and your share of the operating expenses that each Fund incurs and that Wilshire expects the combined Fund to incur in the first year following the merger.

Examples

The following examples translate the expenses shown in the preceding table into dollar amounts.  By doing this, you can more easily compare the costs of investing in the Funds.  The examples make certain assumptions.  They assume that you invest $10,000 in a Fund for the time periods shown and reinvest all dividends and distributions.  They also assume a 5% return on your investment each year and that a Fund’s operating expenses remain the same.  The examples are hypothetical; your actual costs may be higher or lower.

	1 Year	3 Years	5 Years	10 Years
Short-Term Investment Fund	$111	$347	$601	$1,329
Income Fund	$107	$334	$579	$1,283
Income Fund (Pro forma combined)	$107	$334	$579	$1,283

The table below compares the annual management fee schedules of the Funds expressed as a percentage of net assets.  As of December 31, 2007, the Income Fund and the Short-Term Investment Fund had net assets of $127,463,407 and $8,745,334, respectively.

Short-Term Investment Fund		Income Fund (pre- and post-merger)
Average Daily Net Assets	Management Fee	Average Daily Net Assets	Management Fee
$0 to $1 billion	0.275%	$0 to $1 billion	0.550%
Over $1 billion	0.175%	Over $1 billion	0.450%

6.	What are the federal income tax consequences of the proposed mergers?

As described above, shares of the Acquired Funds are available to investors purchasing Contracts funded through the separate accounts (or sub-accounts thereof) of Participating Insurance Companies.  As long as these Contracts qualify as annuity contracts under Section 72 of the Internal Revenue Code of 1986, as amended (the “Code”), and Treasury Regulations thereunder, the mergers, whether treated as tax-free reorganizations or not, will not create any federal income tax liability for Contract Owners.  For more information, please see “Information about the Proposed Mergers—Certain Federal Income Tax Consequences,” below.

27

Each merger (except the Short-Term Investment Fund-Income Fund merger) has been structured as a tax-free reorganization for U.S. federal income tax purposes.  Each reorganization will not result in Contract Owners recognizing any gain or loss for federal income tax purposes.

Although the Short-Term Investment Fund-Income Fund merger is not expected to qualify as a tax-free reorganization for U.S. federal income tax purposes, the reorganization will not result in Contract Owners recognizing any gain or loss for federal income tax purposes because the interests in the Short-Term Investment Fund are held through the separate accounts (or sub-accounts thereof) of Participating Insurance Companies.

7.	Will my dividends be affected by the mergers?

The mergers will not result in a change in dividend policy.  All Funds intend to declare and distribute dividends from their net investment income and capital gains, if any, annually.

The merger, however, will require each Acquired Fund to distribute all of its net investment income and net capital gain as of the merger date.  Further, an Acquired Fund’s sale of some of its assets in anticipation of the merger may result in increased distributions.

8.	Do the procedures for purchasing, redeeming and exchanging shares of the Funds differ?

No.  The procedures for purchasing, redeeming and exchanging shares of each Fund are identical.  The separate accounts of the Participating Insurance Companies place orders to purchase and redeem shares of the Funds based on, among other things, the amount of premium payments to be invested and surrender and transfer requests to be effected on that day pursuant to its Contracts.  The shares of each Fund are purchased and redeemed at the net asset value of the Fund’s shares next determined after an order in proper form is received.  No fee is charged to shareholders when they purchase or redeem shares of the Funds, nor will a fee be charged to shareholders when they purchase or redeem shares of the combined Funds.  Please see the Funds’ prospectuses for additional information.

9.	How will I be notified of the outcome of the merger of my Acquired Fund?

If the proposed merger of your Acquired Fund is approved by shareholders, shareholders whose accounts are affected by the merger will receive a confirmation statement reflecting their new account number and the number of shares of the corresponding Acquiring Fund they are receiving after the merger is completed.  Subsequently, affected Contract Owners will be notified of changes to their account information by their respective Participating Insurance Companies.  If the proposed merger is not approved, this result will be noted in the next shareholder report of your Acquired Fund.

10.	Will the value of my investment change?

Although, the number of shares owned by each Participating Insurance Company will most likely change, the total value of your investment in the Acquiring Fund will equal the total value of your investment in your Acquired Fund at the time of the merger.  Even though the net asset value per share of each Fund is likely to be different, the total value of your holdings will not change as a result of the merger.

11.	What percentage of shareholders’ votes is required to approve the merger of my Fund?

Approval of a merger will require the affirmative vote of a majority of the outstanding voting securities, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), of the shareholders of the applicable Acquired Fund entitled to vote on the matter at the Special Meeting.  The vote of a majority of the outstanding voting securities of an Acquired Fund means the lesser of (A) 67% or more of an Acquired Fund’s outstanding shares present at the Special Meeting, in person or by proxy, if more than 50% of an Acquired Fund’s outstanding shares are present at the Special Meeting or represented by proxy; or (B) more than 50% of an Acquired Fund’s outstanding shares.

28

The Board of the Trust believes that the proposed mergers are in the best interests of each Acquired Fund.  Accordingly, the Board unanimously recommends that shareholders vote FOR approval of the proposed mergers.

B.      RISK FACTORS

What are the main risks of each Acquiring Fund and how do they compare with those of the corresponding Acquired Fund?

Primary Risks.  As with any mutual fund, you may lose money by investing in an Acquiring Fund.  Certain risks associated with an investment in an Acquiring Fund are summarized below.  The risks of an investment in an Acquiring Fund are similar to the risks of an investment in an Acquired Fund.  More detailed descriptions of the risks associated with an investment in an Acquiring Fund can be found in the current prospectus and statement of additional information for such Acquiring Fund.

By investing in the 2015 Moderate Fund and the 2035 Moderate Fund (each an Acquiring Fund), an investor assumes the same types of risks, either directly or indirectly, as investing in ETFs and the Underlying Funds.  The primary risk of investing in the Income Fund is interest rate risk.  Changes in interest rates may cause changes in the Income Fund’s yield, net asset value and total return.  These changes can have a more dramatic impact on investments with longer maturities.  The Income Fund is also subject to credit risk.  The Income Fund’s net asset value and total return may be adversely affected by the inability of the issuers of the Income Fund’s securities to make payment at maturity.  There can be no assurance that an Acquiring Fund will meet its investment objectives.  An Acquiring Fund’s investment returns will vary, and you could lose money by investing in an Acquiring Fund.

The value of your investment in an Acquiring Fund will change with changes in the values of the investments held by the Acquiring Fund.  A wide array of factors can affect those values.  In this summary, we describe the principal risks that may affect an Acquiring Fund’s investments as a whole.  The Acquiring Fund could be subject to additional principal risks because the types of investments it makes can change over time.

There are several risk factors that could hurt the performance of an Acquiring Fund, cause you to lose money or cause the performance of an Acquiring Fund to trail that of other investments.

The Funds have principal investment strategies that come with inherent risks.  The following is a list of the principal risks associated with those strategies.  The Funds that operate under a fund-of-funds structure are subject to the risks of the underlying investments.  The following paragraphs describe the types of risks that each Fund may experience.  For a more complete discussion of the risks of the Funds, please see the prospectuses of the Funds dated May 1, 2008.

Currency Risk (All Acquired Funds and Acquiring Funds, except Short-Term Investment Fund).  Non-U.S. dollar-denominated securities are subject to fluctuations in the exchange rates between the U.S. dollar and foreign currencies which may negatively affect an investment.  Adverse changes in exchange rates may erode or reverse any gains produced by foreign currency denominated investments, and may widen any losses.

Derivatives Risk (All Acquired Funds and Acquiring Funds).  When a fund uses derivatives (securities whose value is based upon the value of another security or an index) to hedge positions in the portfolio, any loss generated by the derivative security should be substantially offset by gains on the hedged investment and vice versa.  While hedging can reduce or eliminate losses, it can also reduce or eliminate gains.  To the extent that a derivative is not used as a hedge (i.e., for speculation), a fund is directly exposed to the potential gains and losses of that derivative.  Gains and losses from non-hedging derivative positions may be substantially greater than the derivative’s original cost.  To the extent that a fund uses derivatives, a fund will (to the extent required by applicable law) either (1) segregate cash or liquid assets in the prescribed amount or (2) otherwise "cover" its future obligations under the transaction, such as by holding an offsetting investment.

29

Credit Risk (All Acquired Funds and Acquiring Funds).  For debt securities, credit risk is the possibility that an issuer or counterparty to a contract will fail to make timely payments of interest or principal to a fund.  The credit risk of a fund depends on the credit quality of its underlying securities.  In general, for debt securities, the lower the credit quality of a fund’s securities, the higher the fund’s risk, all other factors such as maturity being equal.

Interest Rate Risk (All Acquired Funds and Acquiring Funds).  For debt securities, interest rate risk is the possibility that the price will fall because of changing interest rates.  In general, debt security prices rise and fall inversely to changes in interest rates.  If interest rates rise, bond prices generally fall; if interest rates fall, bond prices generally rise.  In addition, for a given change in interest rates, longer-maturity bonds fluctuate more in price (gaining or losing more in value) than shorter-maturity bonds.

Investment Style Risk (All Acquired Funds and Acquiring Funds).  During certain market conditions, a fund with a more specific investment style (such as value or growth) may perform less well than a fund that allows greater flexibility in the investment of assets.

Liquidity Risk (All Acquired Funds and Acquiring Funds, except Short-Term Investment Fund).  A fund may invest in certain securities that may be difficult or impossible to sell at a certain time and at a price that the fund finds to be favorable.  A fund may have to accept an unfavorable price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on portfolio management or investment performance.

Market Risk (All Acquired Funds and Acquiring Funds).  For equity securities, stock market movements will affect a fund’s share price on a daily basis.  Declines in value are possible because of declines in the stock market in general or because of a decline in the specific securities held by a fund.  There is also the possibility that the price of the security will fall because the market perceives that there is or will be a deterioration in the fundamental value of the issuer or poor earnings performance by the issuer.  Market risk may affect a single company, industry, sector or the market as a whole.  For debt securities, the market value of a security may move up and down, sometimes rapidly and unpredictably.  Market risk may affect a single issuer, an industry, a sector or the bond market as a whole.

Portfolio Strategy Risk (All Acquired Funds and Acquiring Funds).  The performance of a fund is in part dependent upon either Wilshire’s or a subadviser’s skill in making appropriate investments.  To the extent that a fund’s investments differ from the portfolio represented by the benchmark, there exists the potential for volatility of the return of the fund relative to its index.  As the industry and sector composition of the market or index changes over time, the implementation of a fund’s strategy can lead to substantial differences in the sector or industry allocation of the fund relative to the market or index.

Prepayment Risk (All Acquired Funds and Acquiring Funds, except Short-Term Investment Fund).  Mortgage-backed securities are subject to the risk of unanticipated prepayments of principal with respect to mortgages in the security’s underlying pool of assets.  While principal prepayments are passed through to the holders of the securities, prepayments also reduce the future payments on such securities and may reduce their value.  Mortgage-backed securities are subject to the risk that an unexpected rise in interest rates will extend the life of a mortgage-backed security beyond the expected prepayment time, typically reducing the security’s value.  Mortgage-backed securities are subject to the risk that an unexpected decline in interest rates will contract the life of a mortgage-backed security, thereby affecting its prepayment schedule, which may affect the value of the security.

Reinvestment Risk (All Acquired Funds and Acquiring Funds, except Short-Term Investment Fund).  During periods of falling interest rates, a debt security with a high stated interest rate may be prepaid (or “called”) prior to its expected maturity date.  If, during periods of falling interest rates, a debt security with a high stated interest rate is called, the unanticipated proceeds would likely be invested at lower interest rates, and a fund’s income or yield may decline.  Call provisions, which may lead to reinvestment risk, are most common for intermediate- and long-term municipal, corporate and mortgage-backed securities.  To the extent securities subject to call were acquired at a premium, the potential for appreciation in the event of a decline in interest rates may be limited and may even result in losses.

30

Turnover Risk (All Acquired Funds and Acquiring Funds).  A fund that trades aggressively will experience high portfolio turnover and relatively high brokerage and other transaction costs.  Such transaction costs may lower a fund’s effective return.

Valuation Risk (All Acquired Funds and Acquiring Funds).  A fund may invest in securities that are difficult to value and may inadvertently value certain of its securities at a higher price than the market will bear.

The following provides additional information on various types of instruments in which the Income Fund and the Short-Term Investment Fund may invest and their associated risks.  For a more detailed description of the various types of instruments in which the Income Fund and the Short-Term Investment Fund may invest and their associated risks, please see the section entitled “Description of Securities and Risks” in the Funds’ statement of additional information.

Foreign Securities. The Income Fund and Short-Term Investment Fund may invest in foreign securities. Investing outside the United States involves economic and political considerations not typically applicable to U.S. markets.  These considerations, which may favorably or unfavorably affect a Fund’s investment performance, include, but are not limited to, changes in exchange rates and exchange rate controls (which may include suspension of the ability to transfer currency from a given country), costs incurred in conversions between currencies, nonnegotiable brokerage commissions, different accounting standards, lower trading volume and greater market volatility, the difficulty of enforcing obligations in other countries, less securities regulation, different tax provisions (including withholding on interest and dividends paid to a Fund), war, expropriation, political and social instability and diplomatic developments.  Further, the settlement period of securities transactions in foreign markets may be longer than in domestic markets.  These considerations generally are heightened in developing countries.  For example, the possibility of political upheaval and the dependence on foreign economic assistance may be greater in these countries than in developed countries.  Wilshire and the subadvisers seek to mitigate the risks associated with these considerations through diversification and active professional management. For a more detailed description of foreign securities, see the statement of additional information of the Trust.

Forward Foreign and Currency Exchange Contracts.  The Income Fund may enter into forward foreign currency exchange contracts (“forward contracts”) up to 15% of the value of its total net assets, for hedging purposes only. A forward contract involves an obligation to purchase or sell a specific currency for an agreed price at a future date, which may be any fixed number of days from the date of the contract.  The agreed price may be fixed or within a specified range of prices.  The Income Fund also may enter into foreign currency futures contracts and foreign currency options up to 15% of the value of total net assets, for hedging purposes only.  Foreign currency futures contracts are standardized contracts traded on commodities exchanges that involve an obligation to purchase or sell a predetermined amount of currency at a predetermined date at a specified price.  For a more detailed description of foreign currencies, see the statement of additional information of the Trust.

High-Yield (High-Risk) Securities.  The Income Fund may invest in fixed income or convertible securities rated lower than “Baa” by Moody’s or “BBB” by S&P, or unrated securities of comparable quality, which are commonly referred to as “junk bonds” or “high-yield/high-risk” securities.  These securities are considered speculative and generally involve a higher risk of loss of principal and income than higher-rated, investment grade securities.  The value of these securities generally fluctuates more than those of higher-rated securities.  The value of high-yield, high-risk securities may also be influenced by the bond market’s perception of an issuer’s credit quality or its outlook for economic growth.  As with any other asset in the Income Fund’s portfolio, any reduction in the value of such securities would be reflected in the net asset value of the Income Fund.  In addition, if the Income Fund invests in lower-quality securities it may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal and interest on its holdings.  As a result of the associated risks, successful investments in high-yield (high-risk) securities will be more dependent on Wilshire’s and the subadvisers’ credit analysis than generally would be the case with investments in investment grade securities.  Lower-quality securities tend to be less liquid than higher-quality debt securities because the market for them is not as broad or active.  The lack of a liquid secondary market may have an adverse effect on market price and the Income Fund’s ability to sell particular securities. For a description of ratings, and a more detailed description of high-yield (high-risk) securities, see the statement of additional information of the Trust.

31

Illiquid Securities.  The Income Fund may invest up to 10% of its net assets in securities that are illiquid.  Variable and floating rate instruments that cannot be disposed of within seven days and repurchase agreements and time deposits that do not provide for payment within seven days after notice, without taking a reduced price, are subject to these limits.  The Income Fund may invest up to 10% of its net assets in illiquid securities and may not invest in “restricted securities” except for Rule 144A securities.  The Income Fund may purchase securities which are not registered under the Securities Act of 1933, as amended (the “1933 Act”), but which can be sold to “qualified institutional buyers” in accordance with Rule 144A under the 1933 Act if they are determined to be liquid.  Any such security will be considered liquid so long as it is determined by a subadviser that an adequate trading market exists for that security.  This investment practice could have the effect of increasing the level of illiquidity in the Income Fund during any period that qualified institutional buyers become uninterested in purchasing these restricted securities.  As a matter of operating policy, the Income Fund will invest only in Rule 144A securities that are deemed to be liquid, and will limit its investment in Rule 144A securities to 20% of its net assets.  The Short-Term Investment Fund may not invest in illiquid or restricted securities or securities not fully marketable.

Mortgage- and Asset-Backed Securities.  The Income Fund may invest in mortgage- and asset-backed securities which represent shares in a pool of mortgages or other debt.  These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis.  These securities involve prepayment risk, which is the risk that the underlying mortgages or other debt may be refinanced or paid off before they mature, particularly during periods of declining interest rates.  In that case, a subadviser may have to reinvest the proceeds from the securities at a lower interest rate.  This could lower the Income Fund’s return and result in losses to the Income Fund if some securities were acquired at a premium.  Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk.  The Income Fund may also invest in collateralized mortgage obligations (“CMOs”).  In a CMO, a series of bonds or certificates is issued in multiple classes, which have varying levels of risks.  For a more detailed description of mortgage- and asset-backed securities, see the statement of additional information of the Trust.

Adjustable Rate Mortgage Securities.  The Income Fund may invest in adjustable rate mortgage securities.  Adjustable rate mortgage securities are pass-through mortgage securities collateralized by mortgages with adjustable rather than fixed rates.  For a more detailed description of adjustable rate mortgage securities, see the statement of additional information of the Trust.

Options and Futures Contracts.  The Income Fund may invest in options and futures.  Options are the right, but not the obligation to buy or sell a specified amount of securities or other assets on or before a fixed date.  Futures contracts are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date.  For a more detailed description of options and futures contracts and their associated risks, see the statement of additional information of the Trust.

Securities Lending. The Income Fund may lend its investment securities in an amount of up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.  Any loss in the market price of securities loaned by the Income Fund that occurs during the term of the loan would be borne by the Income Fund and would affect the Income Fund’s investment performance.  Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding.  However, loans will be made only to borrowers selected by the Income Fund’s delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.  The Trust’s Board will make arrangements to vote or consent with respect to a material event affecting portfolio securities on loan.  The Short-Term Investment Fund may not make loans to other persons, except by the purchase of obligations in which the Short-Term Investment Fund is authorized to invest.

When-Issued Purchases and Forward Commitments. The Income Fund may purchase securities on a “when-issued” basis and may purchase or sell securities on a “forward commitment” basis.  These transactions involve a commitment by the Income Fund to purchase or sell particular securities with payment and delivery taking place at a future date (perhaps one or two months later), and permit the Income Fund to lock in as price or yield on a security it owns or intends to purchase, regardless of future changes in interest rates.  When-issued and forward commitment transactions involve the risk, however, that the price or yield obtained in a transaction may be less favorable than the price or yield available in the market when the securities delivery takes place.  The Income Fund does not intend to engage in when-issued purchases and forward commitments for speculative purposes but only in furtherance of its investment objectives.  For a more detailed description of when-issued purchases and forward commitments, see the statement of additional information of the Trust.

32

Performance Information.  The information below provides an illustration of how each Fund’s investment performance has varied over time or over the past year and since inception.  The bar charts and tables provide some indication of the risks of investing in a Fund by showing the changes in a Fund’s investment performance from year to year during the periods indicated and by showing how the average annual total returns for the periods indicated compare with a broad-based securities market benchmark/index(es) (which, unlike the Funds, do not have any fees or expenses).  The total return figures do not reflect expenses that apply to the separate account or related Contracts.  The inclusion of these charges would reduce the total return figures for the period shown.  The performance of the Funds and the indices varies over time.  A Fund’s past investment performance does not necessarily indicate how it will perform in the future.

2010 Aggressive Fund – 2015 Moderate Fund

Calendar Year Total Returns (%)

For the periods included in the bar chart:

Best Quarter: 3.27% (2Q07)	Worst Quarter: (1.41)% (4Q07)
2008 Total Return as of June 30, 2008: (7.22)%

33

For the periods included in the bar chart:

Best Quarter: 4.03% (2Q07)	Worst Quarter: (2.15)% (4Q07)
2008 Total Return as of June 30, 2008: (8.58)%

Average Annual Total Returns
(%) as of December 31, 2007

	Past 1 year	Since Inception (5/01/06)
2015 Moderate Fund	4.57%	6.00%
Blended Benchmark(1) (Reflects no deductions for fees, expenses or taxes)	6.27%	7.50%
2010 Aggressive Fund	4.35%	5.86%
Blended Benchmark(2) (Reflects no deductions for fees, expenses or taxes)	6.57%	8.15%
_______________
1.
The Blended Benchmark is based on the 2015 Moderate Fund’s target allocation and is comprised of 32% S&P 500 Index, 8% Russell 2000 Growth Index, 11% MSCI EAFE Index, 22% Barclays Capital Aggregate Bond Index and 27% Treasury Bill Index.  The S&P 500 Index is an index comprised of 500 U.S. stocks.  The Russell 2000 Growth Index is an index comprised of the Russell 2000 Growth securities with a greater-than-average growth orientation.  The MSCI EAFE Index is a capitalization weighted measure of stock markets in Europe, Australia and the Far East.  The Barclays Capital Aggregate Bond Index is a market value-weighted index of investment grade fixed-rated debt issues, including government, corporate, asset-backed and mortgage-backed securities with a maturity of one year or more.  The Treasury Bill Index consists of U.S. Treasury Bills with 90 day maturities.  All indices are unmanaged.

2.
The Blended Benchmark is based on the 2010 Aggressive Fund’s target allocation and is comprised of 40% S&P 500 Index, 8% Russell 2000 Growth Index, 16% MSCI EAFE Index, 17% Barclays Capital Aggregate Bond Index and 19% Treasury Bill Index.  The S&P 500 Index is an index comprised of 500 U.S. stocks.  The Russell 2000 Growth Index is an index comprised of the Russell 2000 Growth securities with a greater-than-average growth orientation.  The MSCI EAFE Index is a capitalization weighted measure of stock markets in Europe, Australia and the Far East.  The Barclays Capital Aggregate Bond Index is a market value-weighted index of investment grade fixed-rated debt issues, including government, corporate, asset-backed and mortgage-backed securities with a maturity of one year or more.  The Treasury Bill Index consists of U.S. Treasury Bills with 90 day maturities.  All indices are unmanaged.

Current performance may be higher or lower than the performance data quoted above.  For more recent performance information, call your insurance company.

34

2010 Conservative Fund—2015 Moderate Fund

Calendar Year Total Returns (%)

For the periods included in the bar chart:

Best Quarter: 3.27% (2Q07)	Worst Quarter: (1.41)% (4Q07)
2008 Total Return as of June 30, 2008: (7.22)%

For the periods included in the bar chart:

Best Quarter: 1.59% (3Q07)	Worst Quarter: (0.26)% (4Q07)
2008 Total Return as of June 30, 2008: (4.01)%

35

Average Annual Total Returns
(%) as of December 31, 2007

	Past 1 year	Since Inception (5/01/06)
2015 Moderate Fund	4.57%	6.00%
Blended Benchmark(1)(Reflects no deductions for fees, expenses or taxes)	6.27%	7.50%
2010 Conservative Fund	3.93%	5.13%
Blended Benchmark(2) (Reflects no deductions for fees, expenses or taxes)	5.96%	6.67%
_______________
1.
The Blended Benchmark is based on the 2015 Moderate Fund’s target allocation and is comprised of 32% S&P 500 Index, 8% Russell 2000 Growth Index, 11% MSCI EAFE Index, 22% Barclays Capital Aggregate Bond Index and 27% Treasury Bill Index.  The S&P 500 Index is an index comprised of 500 U.S. stocks.  The Russell 2000 Growth Index is an index comprised of the Russell 2000 Growth securities with a greater-than-average growth orientation.  The MSCI EAFE Index is a capitalization weighted measure of stock markets in Europe, Australia and the Far East.  The Barclays Capital Aggregate Bond Index is a market value-weighted index of investment grade fixed-rated debt issues, including government, corporate, asset-backed and mortgage-backed securities with a maturity of one year or more.  The Treasury Bill Index consists of U.S. Treasury Bills with 90 day maturities.  All indices are unmanaged.

2.
The Blended Benchmark is based on the 2010 Conservative Fund’s target allocation and is comprised of 12% S&P 500 Index, 2% Russell 2000 Growth Index, 7% MSCI EAFE Index, 35% Barclays Capital Aggregate Bond Index and 44% Treasury Bill Index.  The S&P 500 Index is an index comprised of 500 U.S. stocks.  The Russell 2000 Growth Index is an index comprised of the Russell 2000 Growth securities with a greater-than-average growth orientation.  The MSCI EAFE Index is a capitalization weighted measure of stock markets in Europe, Australia and the Far East.  The Barclays Capital Aggregate Bond Index is a market value-weighted index of investment grade fixed-rated debt issues, including government, corporate, asset-backed and mortgage-backed securities with a maturity of one year or more.  The Treasury Bill Index consists of U.S. Treasury Bills with 90 day maturities.  All indices are unmanaged.

Current performance may be higher or lower than the performance data quoted above.  For more recent performance information, call your insurance company.

2010 Moderate Fund—2015 Moderate Fund

Calendar Year Total Returns (%)

For the periods included in the bar chart:

Best Quarter: 3.27% (2Q07)	Worst Quarter: (1.41)% (4Q07)
2008 Total Return as of June 30, 2008: (7.22)%

36

For the periods included in the bar chart:

Best Quarter: 2.83% (2Q07)	Worst Quarter: (1.11)% (4Q07)
2008 Total Return as of June 30, 2008: (6.23)%

37

Average Annual Total Returns
(%) as of December 31, 2007

	Past 1 year	Since Inception (5/01/06)
2015 Moderate Fund	4.57%	6.00%
Blended Benchmark(1) (Reflects no deductions for fees, expenses or taxes)	6.27%	7.50%
2010 Moderate Fund	4.47%	5.51%
Blended Benchmark(2) (Reflects no deductions for fees, expenses or taxes)	6.07%	7.12%
_______________
1.
The Blended Benchmark is based on the 2015 Moderate Fund’s target allocation and is comprised of 32% S&P 500 Index, 8% Russell 2000 Growth Index, 11% MSCI EAFE Index, 22% Barclays Capital Aggregate Bond Index and 27% Treasury Bill Index.  The S&P 500 Index is an index comprised of 500 U.S. stocks.  The Russell 2000 Growth Index is an index comprised of the Russell 2000 Growth securities with a greater-than-average growth orientation.  The MSCI EAFE Index is a capitalization weighted measure of stock markets in Europe, Australia and the Far East.  The Barclays Capital Aggregate Bond Index is a market value-weighted index of investment grade fixed-rated debt issues, including government, corporate, asset-backed and mortgage-backed securities with a maturity of one year or more.  The Treasury Bill Index consists of U.S. Treasury Bills with 90 day maturities.  All indices are unmanaged.

2
The Blended Benchmark is based on the 2010 Moderate Fund’s target allocation and is comprised of 25% S&P 500 Index, 6% Russell 2000 Growth Index, 10% MSCI EAFE Index, 22% Barclays Capital Aggregate Bond Index and 37% Treasury Bill Index.  The S&P 500 Index is an index comprised of 500 U.S. stocks.  The Russell 2000 Growth Index is an index comprised of the Russell 2000 Growth securities with a greater-than-average growth orientation.  The MSCI EAFE Index is a capitalization weighted measure of stock markets in Europe, Australia and the Far East.  The Barclays Capital Aggregate Bond Index is a market value-weighted index of investment grade fixed-rated debt issues, including government, corporate, asset-backed and mortgage-backed securities with a maturity of one year or more.  The Treasury Bill Index consists of U.S. Treasury Bills with 90 day maturities.  All indices are unmanaged.

Current performance may be higher or lower than the performance data quoted above.  For more recent performance information, call your insurance company.

2045 Moderate Fund—2035 Moderate Fund

Calendar Year Total Returns (%)

For the periods included in the bar chart:

Best Quarter: 5.13% (2Q07)	Worst Quarter: (2.75)% (4Q07)
2008 Total Return as of June 30, 2008: (10.69)%

38

For the periods included in the bar chart:

Best Quarter: 6.15% (2Q07)	Worst Quarter: (3.95)% (4Q07)
2008 Total Return as of June 30, 2008: (12.57)%

Average Annual Total Returns
(%) as of December 31, 2007

	Past 1 year	Since Inception (5/01/06)
2035 Moderate Fund	4.61%	6.20%
Blended Benchmark(1) (Reflects no deductions for fees, expenses or taxes)	6.43%	8.35%
2045 Moderate Fund	3.95%	5.91%
Blended Benchmark(2) (Reflects no deductions for fees, expenses or taxes)	6.57%	8.97%
_______________
1.
The Blended Benchmark is based on the 2035 Moderate Fund’s target allocation and is comprised of 57% S&P 500 Index, 13% Russell 2000 Growth Index, 12% MSCI EAFE Index, 10% Barclays Capital Aggregate Bond Index and 8% Treasury Bill Index.  The S&P 500 Index is an index comprised of 500 U.S. stocks.  The Russell 2000 Growth Index is an index comprised of the Russell 2000 Growth securities with a greater-than-average growth orientation.  The MSCI EAFE Index is a capitalization weighted measure of stock markets in Europe, Australia and the Far East.  The Barclays Capital Aggregate Bond Index is a market value-weighted index of investment grade fixed-rated debt issues, including government, corporate, asset-backed and mortgage-backed securities with a maturity of one year or more.  The Treasury Bill Index consists of U.S. Treasury Bills with 90 day maturities.  All indices are unmanaged.

2.
The Blended Benchmark is based on the 2045 Moderate Fund’s target allocation and is comprised of 70% S&P 500 Index, 13% Russell 2000 Growth Index, 15% MSCI EAFE Index and 2% Barclays Capital Aggregate Bond Index.  The S&P 500 Index is an index comprised of 500 U.S. stocks.  The Russell 2000 Growth Index is an index comprised of the Russell 2000 Growth securities with a greater-than-average growth orientation.  The MSCI EAFE Index is a capitalization weighted measure of stock markets in Europe, Australia and the Far East.  The Barclays Capital Aggregate Bond Index is a market value-weighted index of investment grade fixed-rated debt issues, including government, corporate, asset-backed and mortgage-backed securities with a maturity of one year or more.  All indices are unmanaged.

Current performance may be higher or lower than the performance data quoted above.  For more recent performance information, call your insurance company.

39

Short-Term Investment Fund—Income Fund

Calendar Year Total Returns (%)

For the periods included in the bar chart:

Best Quarter: 4.29% (4Q00)	Worst Quarter: (2.07)% (2Q04)
2008 Total Return as of June 30, 2008: (1.95)%

For the periods included in the bar chart:

Best Quarter: 1.71% (1Q01)	Worst Quarter: 0.00% (3Q03)
2008 Total Return as of June 30, 2008: 1.13%

40

Average Annual Total Returns
(%) as of December 31, 2007

	Past 1 year	Past 5 years	Past 10 years
Income Fund	4.21%	4.48%	5.54%
Barclays Capital Aggregate Bond Index(1) (Reflects no deductions for fees, expenses or taxes)	6.97%	4.42%	5.97%
Short-Term Investment Fund	4.88%	2.96%	3.71%
Treasury Bill Index(2) (Reflects no deductions for fees, expenses or taxes)	5.00%	3.07%	3.77%
_______________
1.
The Barclays Capital Aggregate Bond Index is a market value-weighted index of investment grade fixed-rated debt issues, including Government, corporate, asset-backed and mortgage-backed securities with a maturity of one year or more.

2.	The Treasury Bill Index is an unmanaged index consisting of U.S. Treasury Bills with 90-day maturities.

Current performance may be higher or lower than the performance data quoted above.  For more recent performance information, call your insurance company.

C.      OTHER COMPARISONS BETWEEN THE FUNDS

Investment Adviser.  Since March 1, 1999, the Trust has employed Wilshire to manage the investment and reinvestment of the assets of the Funds and to continuously review, supervise and administer the Funds’ investment programs under an Investment Advisory Agreement.  Wilshire’s principal office is located at 1299 Ocean Avenue, Santa Monica, California 90401-1085.  Wilshire conducts its investment decision-making through an investment committee structure.

Wilshire’s duties under the Investment Advisory Agreement include providing a continuous investment program for each Fund or recommending to the Board one or more unaffiliated subadvisers to provide a continuous investment program for each Fund or a portion of such Fund’s assets designated from time to time by Wilshire, including investment, research and management with respect to all securities and investments and cash equivalents for each Fund or a designated portion of such Fund’s assets.  For each Fund that operates under a fund-of-funds structure, Wilshire currently invests such Fund’s assets in the Underlying Funds.  Wilshire also reviews, monitors and reports to the Board regarding the investments performance and investment procedures of each subadviser and assists and consults with each subadviser in connection with a Fund’s continuous investment program.  In addition, Wilshire maintains books and records with respect to its services under the Investment Advisory Agreement and furnishes the Board with such periodic and special reports as the Board may request.

Subadvisers for the Short-Term Investment Fund and the Income Fund.  Western Asset is the subadviser for the Short-Term Investment Fund and the Income Fund.  Western Asset, a wholly owned subsidiary of Legg Mason, Inc., acts as investment adviser to institutional accounts, such as corporate pension plans, mutual funds and endowment funds.  Total assets under management were approximately $634.4 billion as of December 31, 2007.  Western Asset is located at 385 East Colorado Boulevard, Pasadena, California 91105.  Western Asset uses a centralized strategy group comprised of professionals who are experts in various investment disciplines to determine the investments for the Short-Term Investment Fund and for its portion of the Income Fund.  Western uses a team approach to investment management, which revolves around the decisions of the group with expertise in all areas of the fixed-income market.  The strategy group lays out basic parameters which are then executed by teams of professionals dedicated to specific sectors of the market.

41

A team of investment professionals at Western Asset, led by Chief Investment Officer S. Kenneth Leech, Deputy Chief Investment Officer Stephen A. Walsh and portfolio manager Andrea A. Mack, manages the assets of the Short-Term Investment Fund.

Messrs. Leech and Walsh have served as portfolio managers for Western Asset for over 15 years.  Ms. Mack has been employed by Western Asset for the past 7 years.  Ms. Mack became a Portfolio Manager in October 2001.

WAML is the subadviser for the Income Fund.  WAML, an indirect, wholly owned subsidiary of Legg Mason, Inc., and an affiliate of Western Asset, 10 Exchange Square London, EC2A 2EN, is a registered investment adviser founded in 1984 by the American Express organization.  WAML is responsible for the management of global and international fixed income mandates including the non-U.S. portion of Western Asset’s U.S. domestic clients’ portfolios.  WAML had approximately $103.8 billion under management as of December 31, 2007.  WAML uses a strategy group comprised of professionals who are experts in various investment disciplines to determine the investments for its portion of the Income Fund.

A team of investment professionals at Western Asset, led by Chief Investment Officer S. Kenneth Leech, Deputy Chief Investment Officer Stephen A. Walsh and Portfolio Managers Edward A. Moody, Carl L. Eichstaedt and Mark Lindbloom, manages WAML’s portion of the Income Fund’s assets.

Messrs. Leech, Walsh, and Moody have each served as portfolio managers for Western Asset for over 15 years.  Mr. Eichstaedt has served as portfolio manager for Western Asset for over 10 years.  Mr. Lindbloom has been employed as a portfolio manager for Western Asset since 2005.  Prior to joining Western Asset, Mr. Lindbloom was employed as a portfolio manager for Citigroup Asset Management for nine years.

Distribution and Shareholder Services Plan.  The Funds have adopted a plan under Rule 12b-1 of the 1940 Act that provides for a fee of up to 0.25% of each Fund’s average net assets payable to the distributor to reimburse the distributor for distribution and shareholder services provided to shareholders.

Currently, the 2010 Aggressive Fund, the 2010 Conservative Fund, 2010 Moderate Fund and the 2045 Moderate Fund, each an Acquired Fund, and the 2015 Moderate Fund and the 2035 Moderate Fund, each an Acquiring Fund, do not incur expenses for distribution and shareholder services.  Upon the  consummation of the mergers, each Acquiring Fund will incur expenses for distribution and shareholder services.

Because 12b-1 fees are paid out of each Fund’s assets on an ongoing basis, they will, over time, increase the cost of investment and may cost more than other types of sales charges.

Charter Documents.  Each Fund is a series of the Trust, a Delaware statutory trust.  The Funds are governed by the Declaration of Trust.  Additional information about the Declaration of Trust is provided below.

Shares.  On each matter submitted to a shareholder vote, each shareholder is entitled to one vote for each whole share and each fractional share is entitled to a proportionate fractional vote.  All shares of all series of the Trust will vote together as a single class, except for (a) any matter with respect to which a separate vote of one or more series is permitted or required by the 1940 Act or the provisions of the Declaration of Trust; and (b) as to any matter which affects only the interests of one or more particular series, only the shareholders of the one or more affected series are entitled to vote, and each such series will vote as a separate series.  All shares of all series of the Trust are voted together in the election of Board members.  On any other matter submitted to a vote of shareholders, shares are voted in the aggregate and not by the individual series, except that shares are voted by the individual series when required by the 1940 Act or other applicable law or when the Board determines that the matter affects only the interests of one or more series, in which case shareholders of the unaffected series are not entitled to vote on such matters.

Shareholder Meetings.  As a Delaware statutory trust, the Trust is not required to hold annual shareholder meetings.  However, special meetings may be called for purposes such as electing or removing Board members, changing fundamental policies or approving an investment advisory contract.  If requested to do so by the shareholders of at least 10% of the Trust’s outstanding shares, the Trust will call a special meeting for the purpose of voting on the removal of a Board member and the Trust will assist in the communications with other shareholders as if the Trust were subject to Section 16(c) of the 1940 Act.

42

Shareholder meetings may be called at any time by a majority of the Board and will be called by any Board member upon written request of shareholders holding, in the aggregate, not less than 10% of the Trust’s outstanding shares.  Shareholder meetings will be held on any day, time and place as designated by the Board.  Shareholders of one-third of the interests in the Trust, present in person or by proxy, will constitute a quorum for the transaction of any business, except as may otherwise be required by the 1940 Act, other applicable law or the Declaration of Trust or the By-Laws of the Trust.  If a quorum is present at a meeting, an affirmative vote by the shareholders present, in person or by proxy, holding more than 50% of the total interests of the shareholders present, either in person or by proxy, at such meeting constitutes the action of the shareholders, unless the 1940 Act, other applicable law, the Declaration of Trust or the By-Laws of the Trust require a greater number of affirmative votes.

The affirmative vote by the shareholders present, in person or by proxy, holding less than 50% of the interests of the shareholders present, in person or by proxy, at a meeting will be sufficient for adjournments.  Any meeting of shareholders, whether or not a quorum is present, may be adjourned for any lawful purpose provided that no meeting will be adjourned for more than six months beyond the originally scheduled meeting date.  Any adjourned session or sessions may be held, within a reasonable time after the date set for the original meeting, without the necessity of further notice.

Shareholder Liability.  The Trust indemnifies and holds each shareholder harmless from and against any claim or liability to which such shareholder may become subject solely by reason of his or her being or having been a shareholder and not because of such shareholder's acts or omissions or for some other reason, and reimburses such shareholder for all legal and other expenses reasonably incurred by him or her in connection with any such claim or liability (upon proper and timely request by the shareholder); provided, however, that no shareholder is entitled to indemnification unless such shareholder is a shareholder of interests of such series.

Voting Powers.  The shareholders have power to vote only (i) for the election of Board members, (ii) with respect to any investment advisory contract, (iii) with respect to termination of the Trust, (iv) with respect to amendments to the Declaration of Trust, (v) with respect to any merger, consolidation or sale of assets, (vi) with respect to incorporation of the Trust, and (vii) with respect to such additional matters relating to the Trust as may be required by the 1940 Act, the Delaware Statutory Trust Act, or any other applicable law, the Declaration of Trust, the By-Laws or any registration of the Trust with the SEC (or any successor agency) or any state, or as and when the Board may consider necessary or desirable.

The foregoing is a very general summary of certain provisions of the Declaration of Trust governing the Trust.  It is qualified in its entirety by reference to the Declaration of Trust.

D.      INFORMATION ABOUT THE PROPOSED MERGERS

General.  The shareholders of each Acquired Fund are being asked to approve a merger between their Acquired Fund and its corresponding Acquiring Fund pursuant to the Agreement and Plan of Reorganization entered into by the Trust, on behalf of the Acquired Funds and the Acquiring Funds (the “Agreement”), the form of which is attached to this Prospectus/Proxy Statement as Appendix 3.

Each merger is structured as a transfer of all of the assets of an Acquired Fund to its corresponding Acquiring Fund in exchange for the assumption by the Acquiring Fund of all of the liabilities of the corresponding Acquired Fund and for the issuance and delivery to the Acquired Fund of Acquiring Fund Shares equal in aggregate value to the net value of the assets transferred to the corresponding Acquiring Fund.

After receipt of the Acquiring Fund Shares, the applicable Acquired Fund will distribute the Acquiring Fund Shares to its shareholders, in proportion to their existing shareholdings, in complete liquidation of such Fund, and the legal existence of such Fund as a series of the Trust will be terminated.  Each shareholder of such Acquired Fund will receive a number of full and fractional Acquiring Fund Shares equal in value as of the Valuation Date (as defined in the Agreement) to the aggregate value of the shareholder’s Acquired Fund shares.  Such shares will be held in an account with the corresponding Acquiring Fund identical in all material respects to the account currently maintained by the applicable Acquired Fund.  Each Participating Insurance Company will then allocate its Acquiring Fund Shares on a pro-rata basis among the Contract Owners in the applicable Acquired Fund separate account (or in sub-accounts thereof).  Unless a Contract Owner instructs his or her Participating Insurance Company otherwise, amounts that would have been allocated to the applicable Acquired Fund under an existing Contract will, following the merger, be allocated to the corresponding Acquiring Fund.

43

Prior to the date of the mergers, the applicable Acquired Fund will sell any investments that are not consistent with the current investment objective, policies, restrictions and strategies of the corresponding Acquiring Fund, and declare a distribution that, together with all previous distributions, will have the effect of distributing to shareholders all of its net investment income and net realized capital gains, if any, through the date of the merger.  Contract Owners who invest in an Acquired Fund through a variable annuity contract or variable life insurance policy will not be affected by such distributions as long as the Contracts qualify as annuity contracts under section 72 of the Code and Treasury Regulations thereunder.

The Board of the Trust has voted to approve the Agreement and the proposed mergers and to recommend that shareholders also approve their Acquired Fund’s applicable merger.  The actions contemplated by the Agreement and the related matters described therein will be consummated only if approved by an Acquired Fund’s shareholders as indicated in section 11 of the “Synopsis”, above.

Each Acquired Fund’s shareholders will vote separately on the merger of their Fund into the corresponding Acquiring Fund.  The merger of one Acquired Fund into an Acquiring Fund is not contingent upon the approval of the other Acquired Funds’ shareholders.  Each merger is separate and distinct from the other.

In the event that a merger does not receive the required shareholder approval, each applicable Acquired Fund and Acquiring Fund will continue to be managed as a separate Fund in accordance with its current investment objective and policies, and the Board of the Trust may consider such alternatives as may be in the best interests of each Fund.

Background and Board’s Considerations Relating to the Proposed Mergers.  On May 30, 2008, Wilshire discussed each merger with the Board as a part of a program initiated by Wilshire to restructure selected Funds of the Trust to eliminate Funds that have not grown and/or that add unnecessary complexity to its shareholders.  In particular, Wilshire proposed to the Board the merging of each Acquired Fund with an Acquiring Fund that Wilshire believes is similar from an investment objective standpoint.

The Board of the Trust, including the Board members who are not “interested persons” (as defined by the 1940 Act) (“Disinterested Board members”), approved the terms of each merger.  The Board has also agreed to recommend that the mergers be approved by the Acquired Funds’ shareholders.

In determining to recommend that the shareholders of each Acquired Fund approve its merger, the Board considered the factors described below:

•	That, as part of its program to restructure selected Funds of the Trust, Wilshire would like to eliminate Funds that have not grown and/or that add unnecessary complexity to shareholders;

•
That Wilshire recommended the merger of the Acquired Fund into the Acquiring Fund based on its belief that such Acquiring Fund has a similar investment objective and strategy to the Acquired Fund, and after discussion with each Participating Insurance Company; and

•	That the merger would provide a continuity of investment within the Wilshire Variable Insurance Trust for shareholders of the Acquired Fund.

In particular, with respect to the merger of the target maturity funds, the Board considered that the Funds have not gathered significant assets since they were launched in May 2006.  After discussion with the Participating Insurance Companies, Wilshire indicated that many Contract Owners believe the target maturity funds are overly complicated due to the multiple versions of the 2010 funds.  Since, of the target maturity funds, the 2010 funds and the 2045 Moderate Fund, have attracted the least amount of assets, Wilshire proposes merging each such Fund into the target date fund closest in date to it.  After its discussion with Participating Insurance Companies, Wilshire also believes that the target maturity funds have not gathered assets because of their expense structure; specifically, the current management fee and the expenses of the Underlying Funds in which the target maturity funds invest.  As a result, in connection with the mergers, Wilshire proposed restructuring the surviving target maturity funds by, among other things, lowering its management fee and investing in ETFs which have lower expenses.

44

With respect to the merger of the Short-Term Investment Fund, the Board considered the small size of the Fund and the fact that it has not gathered significant assets to achieve economies of scale since it was launched in 1989.  The Board also considered that Wilshire has voluntarily waived its management fee and reimbursed the bulk of Fund expenses since it assumed sponsorship of the Trust in the fall of 2004.  The Board also took into account that, assuming the restructuring of the target maturity funds, the Short-Term Investment Fund would lose over half of its assets due to the fact that the Short-Term Investment Fund would no longer be an underlying investment for these Funds.  Wilshire consulted with the Participating Insurance Companies regarding the most appropriate merger candidate for the Short-Term Investment Fund.  As a result, Wilshire proposed merging the Short-Term Investment Fund into the Income Fund.  The Board also considered the fact that, if a Contract Owner did not believe the Income Fund was an appropriate investment, the Contract Owner would have the ability to invest proceeds relating to his or her Contract in a money market or other funds available under his or her Contract.

In addition, the Board considered the following factors, among others, in determining to recommend that the shareholders of each Acquired Fund approve its merger:

•	The Board noted that Wilshire would bear all expenses associated with each merger, including but not limited to transaction costs associated with any related repositioning of a Fund’s portfolio.

•
The Board noted that the estimated total annual operating expense ratios of each combined Fund are expected to be lower than the corresponding Acquired Fund.  The Board also considered Wilshire’s commitment to cap the 2015 Moderate Fund’s and the 2035 Moderate Fund’s operating expenses for approximately a two (2) year period at levels that are the same or lower compared to each Acquired Fund’s current operating expense ratio.

•	The Board concluded that no merger would result in the dilution of shareholder interests and that the terms and conditions were fair and reasonable and consistent with industry practice.

•	The Board noted that the services available to shareholders of each Acquiring Fund were identical to those available to shareholders of the corresponding Acquired Fund.

Based on all of the foregoing, the Board concluded that each Acquired Fund’s participation in its proposed merger would be in the best interests of such Acquired Fund and would not dilute the interests of such Acquired Fund’s existing shareholders.  The Board, including the Disinterested Board members, unanimously recommends that shareholders of each Acquired Fund approve its merger.

Agreement and Plan of Reorganization.  Each proposed merger will be governed by the Agreement, the form of which is attached as Appendix 3.  The Agreement provides that each Acquired Fund will transfer all of its assets to the corresponding Acquiring Fund solely in exchange for the issuance of full and fractional Acquiring Fund Shares and the assumption of all the Acquired Fund’s liabilities.  The Acquiring Fund Shares will be issued on December 22, 2008 or such other date as may be agreed upon by the parties (the “Closing Date”)).  The following discussion of the Agreement is qualified in its entirety by the full text of the Agreement.

Each Acquired Fund will transfer all of its assets to the Acquiring Fund, and in exchange, such Acquiring Fund will assume all liabilities of the corresponding Acquired Fund and deliver to such Acquired Fund a number of full and fractional Acquiring Fund Shares having a net asset value equal to the value of the assets of the Acquired Fund less the liabilities of the Acquired Fund assumed by the Acquiring Fund.  On or as soon after the Closing Date as is conveniently practicable, but in no event later than 12 months after the Closing Date (the “Liquidation Date”), each Acquired Fund will distribute in complete liquidation of the Acquired Fund, pro rata to its shareholders of record, all of the Acquiring Fund Shares received by such Acquired Fund.  This distribution will be accomplished by the transfer of Acquiring Fund Shares credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the name of the Acquired Fund shareholders, and representing the respective pro rata number of Acquiring Fund Shares due such shareholders.  All issued and outstanding shares of the Acquired Fund will simultaneously be canceled on the books of the Acquired Fund.  As a result of the proposed transaction, each Acquired Fund shareholder will receive a number of Acquiring Fund Shares equal in value as of the Valuation Date to the value of the Acquired Fund shares surrendered by such shareholder.

45

The Board of the Trust has determined that each proposed merger is in the best interests of that Fund and that the interests of each Fund’s shareholders will not be diluted as a result of the transactions contemplated by the Agreement.

The consummation of each merger is subject to the terms and conditions and on the representations and warranties set forth in the Agreement.  With respect to each merger, the Agreement may be terminated by mutual agreement of the Acquiring Fund and the corresponding Acquired Fund.  The Agreement may be terminated with respect to one or all of the mergers.  In addition, either an Acquired Fund or an Acquiring Fund may at its option terminate the Agreement with respect to its corresponding merger at or before the Closing Date due to (i) a breach by any other party to such merger of any representation, warranty, or agreement to be performed at or before the Closing Date, if not cured within 30 days; (ii) a condition precedent to the obligations of the terminating party that has not been met and it reasonably appears that it will not or cannot be met; or (iii) a determination by the Board that the consummation of the transactions contemplated therein with respect to a merger is not in the best interests of a Fund.

Each Acquired Fund will dispose a portion of its securities before the Closing Date.

Each Acquired Fund will, within a reasonable period of time before the Closing Date, furnish the corresponding Acquiring Fund with a list of the Acquired Fund’s portfolio securities and other investments.  Each Acquiring Fund will, within a reasonable period of time before the Closing Date, furnish the corresponding Acquired Fund with a list of the securities, if any, on the Acquired Fund’s list referred to above that do not conform to the Acquiring Fund’s investment objective, policies, and restrictions.  The Acquired Fund, if requested by its corresponding Acquiring Fund, will dispose of securities on the Acquiring Fund’s list before the Closing Date.  In addition, if it is determined that the portfolios of the Acquired Fund and its corresponding Acquiring Fund, when aggregated, would contain investments exceeding certain percentage limitations imposed upon the Acquiring Fund with respect to such investments, the Acquired Fund, if requested by the Acquiring Fund, will dispose of a sufficient amount of such investments as may be necessary to avoid violating such limitations as of the Closing Date.

Western Asset has estimated that approximately 100% of the portfolio of the Short-Term Investment Fund will be liquidated prior to the merger.  Proceeds from the liquidations will be used to acquire securities consistent with the corresponding Income Fund’s investment objective, policies, restrictions and strategies.

All fees and expenses, including legal and accounting expenses, portfolio transfer taxes (if any), trading costs and any other expenses incurred in connection with the consummation of each merger and related transactions contemplated by the Agreement, will be borne by Wilshire.

Description of the Acquiring Fund Shares.  Acquiring Fund Shares will be issued to each Acquired Fund’s shareholders in accordance with the Agreement as described above.  The Acquiring Fund Shares will be shares of the corresponding Acquiring Fund.  The Acquiring Fund Shares have the same characteristics as shares of the corresponding Acquired Fund.  For more information on the characteristics of the Acquiring Fund Shares, please see the applicable Acquiring Fund prospectus, a copy of which is included with this Prospectus/Proxy Statement.

Certain Federal Income Tax Consequences.  As a condition to each Fund’s (except for the Short-Term Investment Fund and Income Fund) obligation to consummate the mergers, each Fund (except for the Short-Term Investment Fund and Income Fund) will receive a tax opinion from Vedder Price P.C. with respect to its merger, (which opinion will be based on certain factual representations and certain customary assumptions), substantially to the effect that, on the basis of the existing provisions of the Internal Revenue Code of 1986, as amended (the “Code”), current administrative rules and court decisions, for federal income tax purposes:

46

(a)
The transfer of all of the assets of the Acquired Fund to its corresponding Acquiring Fund in exchange solely for Acquiring Fund Shares and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund (followed by the distribution of all of the Acquiring Fund Shares to the Acquired Fund shareholders in complete liquidation of the Acquired Fund) will constitute a “reorganization” within the meaning of Section 368(a) of the Code and the Acquiring Fund and the Acquired Fund will each be a “party to a reorganization,” within the meaning of Section 368(b) of the Code, with respect to the reorganization.

(b)
No gain or loss will be recognized by the Acquiring Fund upon the receipt of all the assets of its corresponding Acquired Fund solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of all the liabilities of the Acquired Fund.

(c)
No gain or loss will be recognized by the Acquired Fund upon the transfer of all the Acquired Fund’s assets to its corresponding Acquiring Fund solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of all the liabilities of the Acquired Fund or upon the distribution (whether actual or constructive) of such Acquiring Fund Shares to the Acquired Fund shareholders solely in exchange for such shareholders’ shares of the Acquired Fund in complete liquidation of the Acquired Fund.

(d)	No gain or loss will be recognized by the Acquired Fund shareholders upon the exchange of their Acquired Fund shares solely for Acquiring Fund Shares in the reorganization.

(e)
The aggregate tax basis of the Acquiring Fund Shares received by each Acquired Fund shareholder pursuant to the reorganization will be the same as the aggregate tax basis of the Acquired Fund shares exchanged therefor by such shareholder.  The holding period of Acquiring Fund Shares received by each Acquired Fund shareholder will include the period during which the Acquired Fund shares exchanged therefor were held by such shareholder, provided such Acquired Fund shares are held as capital assets at the time of the reorganization.

(f)
The tax basis of the Acquired Fund’s assets acquired by its corresponding Acquiring Fund will be the same as the tax basis of such assets to the Acquired Fund immediately before the reorganization.  The holding period of the assets of the Acquired Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Acquired Fund.

Short-Term Investment Fund-Income Fund Merger.  The Short-Term Investment Fund-Income Fund merger is not expected to qualify as a tax-free reorganization under the Code.  However, the merger will not result in Contract Owners recognizing any gain or loss for federal income tax purposes, provided the interests in the Short-Term Investment Fund are owned for federal income tax purposes by one or more “segregated asset accounts” established in support of annuity contracts or life insurance policies that qualify as “variable contracts” and that are considered “adequately diversified” (as defined under the Code and the Treasury Regulations).  In addition, since the Short-Term Investment Fund and the Income Fund each intend to qualify as a regulated investment company under the Code, the Funds do not expect to pay any federal income taxes.  No opinion of counsel will be received by the Funds in connection with the Short-Term Investment Fund merger.

The Short-Term Investment Fund merger will not be a taxable transaction for the Income Fund.

47

As long as the Contracts qualify as annuity contracts under section 72 of the Code, and Treasury Regulations thereunder, each merger, whether or not treated as a tax-free reorganization, will not create any federal income tax liability for Contract Owners.  Contract Owners who choose to redeem or exchange their investments by surrendering their Contracts or initiating a partial withdrawal, however, may be subject to income taxes and a 10% federal tax penalty.

This description of the federal income tax consequences of each merger is made without regard to the particular facts and circumstances of any shareholder or Contract Owner.  Shareholders and Contract Owners are urged to consult their own tax advisors as to the specific consequences to them of each merger, including the applicability and effect of state, local, non-U.S. and other tax laws.

If the Agreement is approved by the applicable Acquired Fund’s shareholders, such Acquired Fund will distribute to its shareholders all of its undistributed net investment income and undistributed realized net capital gains (after reduction by any capital loss carryforwards) immediately prior to the Closing (as defined in the Agreement).  Additional distributions may be made if necessary.  All distributions, including dividends and capital gains distributions, will be reinvested in additional shares of the corresponding Acquiring Fund unless an election is made on behalf of a separate account to receive dividends and capital gains distributions in cash.

Capitalization.  The following table shows the capitalization of each Fund as of June 30, 2008 and of each Acquiring Fund on a pro forma unaudited combined basis, giving effect to each proposed acquisition of assets at net asset value as of that date:

48

2010 AGGRESSIVE FUND—2015 MODERATE FUND
2010 CONSERVATIVE FUND—2015 MODERATE FUND
2010 MODERATE FUND—2015 MODERATE FUND

	2010 Aggressive Fund	2010 Conserva-tive Fund	2010 Moderate Fund	2015 Moderate Fund	Pro Forma Adjustments (consummation of 2010 Aggressive Fund – 2015 Moderate Fund merger)(2)	2015 Moderate Fund—Pro Forma Combined (assuming consumma-tion of 2010 Aggressive Fund—2015 Moderate Fund merger only)(1)	Pro Forma Adjustments (consummation of 2010 Conservative Fund – 2015 Moderate Fund merger)(2)	2015 Moderate Fund—Pro Forma Combined (assuming consumma-tion of 2010 Conserva-tive Fund—2015 Moderate Fund merger only)(1)	Pro Forma Adjustments (consummation of 2010 Moderate Fund – 2015 Moderate Fund merger)(2)	2015 Moderate Fund—Pro Forma Combined (assuming consumma-tion of 2010 Moderate Fund—2015 Moderate Fund merger only)(1)	Pro Forma Adjustments (consummation of 2010 Aggressive Fund, 2010 Conservative Fund and 2010 Moderate Fund mergers into 2015 Moderate Fund)(2)	2015 Moderate Fund—Pro Forma Combined (assuming consumma-tion of 2010 Aggressive Fund merger, 2010 Conserva-tive Fund merger and 2010 Moderate Fund merger into 2015 Moderate Fund)(1)
Net Assets
Total Net Assets	$1,055,633	$1,266,509	$3,021,528	$10,407,246		$11,462,879		$11,673,755		$13,428,774		$15,750,916
Shares Outstanding	105,387	122,920	295,216	1,024,883	(1,384)	1,128,886	1,859	1,149,662	2,471	1,322,570	2,947	1,551,353
Net Asset Value Per Share	$10.02	$10.30	$10.23	$10.15		$10.15		$10.15		$10.15		$10.15

1.
Assumes the mergers had been consummated on June 30, 2008, and is for information purposes only. No assurance can be given as to how many shares of the 2015 Moderate Fund will be received by the shareholders of the 2010 Aggressive Fund, 2010 Conservative Fund and 2010 Moderate Fund on the date the mergers take place, and the foregoing should not be relied upon to reflect the number of shares of the 2015 Moderate Fund that actually will be received on or after such date.

2.	Pro forma adjustments are due to the different net asset value of 2015 Moderate Fund.

49

2045 MODERATE FUND—2035 MODERATE FUND

	2045 Moderate Fund	2035 Moderate Fund	Pro Forma Adjustments(2)	2035 Moderate Fund— Pro Forma Combined (assuming consummation of the merger)(1)
Net Assets
Total Net Assets	$2,559,516	$4,960,361		$7,519,877
Shares Outstanding	266,688	503,037	(7,102)	762,623
Net Asset Value Per Share	$9.60	$9.86		$9.86

1.
Assumes the merger had been consummated on June 30, 2008, and is for information purposes only. No assurance can be given as to how many shares of the 2035 Moderate Fund will be received by the shareholders of the 2045 Moderate Fund on the date the merger takes place, and the foregoing should not be relied upon to reflect the number of shares of the 2035 Moderate Fund that actually will be received on or after such date.

2.	Pro forma adjustments are due to the different net asset value of 2035 Moderate Fund.

SHORT-TERM INVESTMENT FUND—INCOME FUND

	Short-Term Investment Fund	Income Fund	Pro Forma Adjustments(2)	Income Fund— Pro Forma Combined (assuming consummation of the merger)(1)
Net Assets
Total Net Assets	$10,805,774	$115,780,121		$126,585,895
Shares Outstanding	1,006,717	9,600,717	(110,716)	10,496,718
Net Asset Value Per Share	$10.73	$12.06		$12.06

1.
Assumes the merger had been consummated on June 30, 2008, and is for information purposes only. No assurance can be given as to how many shares of the Income Fund will be received by the shareholders of the Short-Term Investment Fund on the date the merger takes place, and the foregoing should not be relied upon to reflect the number of shares of the Income Fund that actually will be received on or after such date.

2.	Pro forma adjustments are due to the different net asset value of the Income Fund.

The Board of the Trust, including the Disinterested Board members, unanimously recommends approval of each merger.

III.	INFORMATION ABOUT VOTING AND THE SPECIAL MEETING

General.  The cost of preparing, printing and mailing this Prospectus/Proxy Statement and the accompanying voting instruction form/proxy card and all other costs incurred in connection with the solicitation of voting instructions/proxies, including any additional solicitation made by letter, telephone, telegraph or in person will be paid by the Funds in connection with Proposal I and by Wilshire in connection with Proposal II.  In addition to solicitation by mail, certain officers and representatives of the Trust, officers, employees or agents of Wilshire, and certain financial service firms and their representatives, who will receive no extra compensation for their services, may solicit voting instructions/proxies by telephone, telegram, telegraph or in person.

As of October 31, 2008 (the “Record Date”), each Fund had the following shares outstanding:

50

Name of Fund	Total Number of Shares Outstanding
Equity Fund	19,910,981.52
Balanced Fund	10,373,787.48
Income Fund	9,136,242.09
Short-Term Investment Fund	1,028,007.76
Small Cap Growth Fund	3,510,240.25
International Equity Fund	3,479,473.60
Socially Responsible Fund	4,754,627.04
2010 Aggressive Fund	98,734.31
2010 Moderate Fund	284,944.81
2010 Conservative Fund	139,395.44
2015 Moderate Fund	1,162,864.56
2025 Moderate Fund	1,136,056.21
2035 Moderate Fund	641,874.04
2045 Moderate Fund	318,351.89

Only shareholders of record on the Record Date will be entitled to notice of and to vote at the Special Meeting.  Each share of each Fund is entitled to one vote on each matter applicable to the Fund submitted to a vote of the shareholders at the Special Meeting, with fractional shares voting proportionally.

Proposals of Shareholders

As a Delaware statutory trust, the Trust is not required to hold annual shareholder meetings.  As a result, the Trust does not have a policy regarding the attendance of Board members at annual meetings.  The Trust will hold special meetings as required or deemed desirable.  Since the Trust does not hold regular meetings of shareholders, the anticipated date of the next special meeting of shareholders cannot be provided.  Any shareholder proposal that may properly be included in the proxy solicitation for a special shareholders meeting must be received by the Secretary of the Trust within reasonable time before the Trust mails proxy materials to shareholders.

Other Matters to Come Before the Special Meeting

The Board is not aware of any matters that will be presented at the Special Meeting other than the matters set forth in this Prospectus/Proxy Statement.  Should any other matters requiring a vote of shareholders arise, the accompanying voting instructions/proxy card will confer upon the person or persons entitled to vote the shares represented by such voting instructions/proxy the discretionary authority to vote the shares as to any such other matters in accordance with their best judgment in the interest of the Funds.

Voting, Quorum

Each valid voting instruction/proxy card received in time for the Special Meeting will be voted in accordance with the instructions on the voting instructions/proxy card as the persons named in the voting instructions/proxy card determine on such other business as may come before the Special Meeting.  For Proposal I, if no designation is given, the shares will be voted FOR the election of the individuals who have been nominated as Board members.  For Proposal II, in the absence of specification, the shares will be voted FOR approval of the applicable Agreement.  Interests of Contract Owners from whom no voting instructions are received will be voted in proportion to the instructions that are timely received.  Proxies may be revoked at any time before they are voted either (i) by a written revocation received by the Secretary of the Trust at 1299 Ocean Avenue, Suite 700, Santa Monica, California 90401, (ii) by properly executing a later-dated proxy that is received by the Fund at or prior to the Special Meeting or (iii) by attending the Special Meeting and voting in person.  Merely attending the Special Meeting without voting, however, will not revoke a previously submitted proxy.  Only a shareholder may execute or revoke a proxy.  Contract Owners may revoke a voting instruction form by properly executing a later-dated voting instruction form that is received prior to the Special Meeting.

51

For Proposal I, the election of Board members requires a plurality vote of the shares of the Funds.  This means that the seven nominees receiving the largest number of votes will be elected.

For Proposal II, with respect to each merger, the transactions contemplated by the Agreement will be consummated only if approved by the affirmative vote of an Acquired Fund’s shareholders as indicated in section 11 of the “Synopsis”, above.

The Declaration of Trust provides that the presence at the Special Meeting, in person or by proxy, of the holders of one-third of the interests of a Fund constitutes a quorum for the transaction of business.  If the necessary quorum to transact business, or the vote required to approve a proposal, is not obtained at the Special Meeting, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies.  The affirmative vote of the holders of less than 50% of the interests present, in person or by proxy, will be sufficient for such adjournment.  The persons named as proxies will vote in favor of such adjournment if they determine that such adjournment and additional solicitation is reasonable and in the interest of a Fund’s shareholders.

In tallying votes, abstentions will be counted for purposes of determining whether a quorum is present for purposes of convening the Special Meeting.  For Proposal I, for the election of Board members, abstentions will have no effect.  For Proposal II, abstentions will have the effect of being counted as votes against the proposal.  Shares attributable to amounts retained by each Participating Insurance Company will be voted in the same proportion as voting instructions received from Contract Owners.  Accordingly, there are not expected to be any “broker non-votes.”

Service Providers

Pursuant to a Distribution Agreement, SEI Investments Distribution Co., One Freedom Valley Drive, Oaks, Pennsylvania 19456, serves as the distributor for the continuous offering of shares of the Trust and acts as agent of the Trust in the sale of its shares.  SEI Investments Global Funds Services, One Freedom Valley Drive, Oaks, Pennsylvania 19456, serves as the Trust’s administrator pursuant to an Administration Agreement.

Control Persons and Principal Holders of Fund Shares

The following table sets forth the holdings of the shares of each Fund as of the Record Date, of each person known to own, control, or hold with power to vote 5% or more of a Fund’s outstanding voting securities.  Since a Participating Insurance Company’s separate accounts’ voting rights are passed through to contract owners, a Participating Insurance Company itself does not exercise voting control over the shares held in those accounts.

Name	Name of Fund	% Owned	Type of Ownership
Horace Mann Life Insurance Co. Separate Account 1 Horace Mann Plz Springfield IL 62715-0002	Equity Fund	59.18%	Beneficial

VIT Balanced Fund c/o SEI 1 Freedom Valley Dr. Oaks PA 19456	Equity Fund	29.18%	Beneficial & Registered

Horace Mann Life Insurance Co. Separate Account 1 Horace Mann Plz Springfield IL 62715-0002	Balanced Fund	100%	Beneficial

52

Name	Name of Fund	% Owned	Type of Ownership
VIT Balanced Fund c/o SEI 1 Freedom Valley Dr. Oaks PA 19456	Income Fund	72.96%	Beneficial & Registered

Horace Mann Life Insurance Co. Separate Account 1 Horace Mann Plz Springfield IL 62715-0002	Income Fund	22.00%	Beneficial

Horace Mann Life Insurance Co. Separate Account 1 Horace Mann Plz Springfield IL 62715-0002	Short-Term Investment Fund	37.30%	Beneficial

2015 Moderate Fund c/o SEI 1 Freedom Valley Dr. Oaks PA 19456	Short-Term Investment Fund	24.62%	Beneficial & Registered

2025 Moderate Fund c/o SEI 1 Freedom Valley Dr. Oaks PA 19456	Short-Term Investment Fund	16.76%	Beneficial & Registered

2010 Moderate Fund c/o SEI 1 Freedom Valley Dr. Oaks PA 19456	Short-Term Investment Fund	8.75%	Beneficial & Registered

2035 Moderate Fund c/o SEI 1 Freedom Valley Dr. Oaks PA 19456	Short-Term Investment Fund	5.66%	Beneficial & Registered

Horace Mann Life Insurance Co. Separate Account 1 Horace Mann Plz Springfield IL 62715-0002	Small Cap Growth Fund	92.16%	Beneficial

Horace Mann Life Insurance Co. Separate Account 1 Horace Mann Plz Springfield IL 62715-0002	International Equity Fund	89.04%	Beneficial

Horace Mann Life Insurance Co. Separate Account 1 Horace Mann Plz Springfield IL 62715-0002	Socially Responsible Fund	100.00%	Beneficial

53

Name	Name of Fund	% Owned	Type of Ownership
Horace Mann Life Insurance Co. Separate Account 1 Horace Mann Plz Springfield IL 62715-0002	2010 Aggressive Fund	99.99%	Beneficial

Horace Mann Life Insurance Co. Separate Account 1 Horace Mann Plz Springfield IL 62715-0002	2010 Moderate Fund	95.97%	Beneficial

Horace Mann Life Insurance Co. Separate Account 1 Horace Mann Plz Springfield IL 62715-0002	2010 Conservative Fund	100.00%	Beneficial

Horace Mann Life Insurance Co. Separate Account 1 Horace Mann Plz Springfield IL 62715-0002	2015 Moderate Fund	96.60%	Beneficial

Horace Mann Life Insurance Co. Separate Account 1 Horace Mann Plz Springfield IL 62715-0002	2025 Moderate Fund	97.67%	Beneficial

Horace Mann Life Insurance Co. Separate Account 1 Horace Mann Plz Springfield IL 62715-0002	2035 Moderate Fund	96.56%	Beneficial

Horace Mann Life Insurance Co. Separate Account 1 Horace Mann Plz Springfield IL 62715-0002	2045 Moderate Fund	95.08%	Beneficial

54

Appendix 1

WILSHIRE MUTUAL FUNDS, INC.

WILSHIRE VARIABLE INSURANCE TRUST

AUDIT COMMITTEE CHARTER

I.	PURPOSE

This Charter governs the operations of the Audit Committee.  The Audit Committee is a committee of the Board of the Fund.  Its primary function is to assist the Board in fulfilling certain of its oversight responsibilities to Fund shareholders.  It is also intended to serve as the Fund’s “qualified legal compliance committee” (“QLCC”).

The Audit Committee serves as an independent and objective party to monitor the Fund’s accounting policies, financial reporting, internal control systems, as well as the work of the Fund’s registered independent public accounting firm (the “independent auditors”).  The Audit Committee also serves to maintain free and open communication among the independent auditors, Fund management, and the Board.

•	Fund management has the primary responsibility to establish and maintain systems for accounting, reporting, and internal controls.

•	The independent auditors have the primary responsibility to plan and implement a proper audit, with consideration given to internal controls, accounting and reporting practices.

The Audit Committee may have additional functions and responsibilities as deemed appropriate by the Board and the Audit Committee.

Although the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Fund’s financial statements are complete and accurate and have been prepared in accordance with generally accepted accounting principles.

II.	COMPOSITION

The Audit Committee shall be comprised of three or more board members as determined by the Board, each of whom shall be an independent board member, and free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Audit Committee.  For purposes of the Audit Committee, a board member is independent if he or she is not an “interested person” of the Fund as that term is defined in the Investment Company Act of 1940 and he or she does not accept any consulting, advisory, or other compensatory fee from the Fund (except in the capacity as a Board or committee member).

The Audit Committee will review the qualifications of its members and determine whether any of its members qualify as an “audit committee financial expert” as defined in Form N-CSR.  The Audit Committee will submit such determination to the Board for its final determination.

Audit Committee members may enhance their familiarity with finance and accounting by participating in educational programs from time to time, at the expense of the Fund.

The members of the Audit Committee shall be elected by the Board annually and serve until their successors shall be duly elected and qualified.  Unless a Chair is elected by the Board, the members of the Audit Committee may designate a Chair by majority vote.

Appendix 1 - Page 1

III.	MEETINGS

The Audit Committee shall meet twice annually, or more frequently as circumstances dictate.  Special meetings (including telephone meetings) may be called by the Chair or a majority of the members of the Audit Committee upon reasonable notice to the other members of the Audit Committee.  As part of its job to foster open communication, the Audit Committee shall meet at least annually with senior Fund management responsible for accounting and financial reporting and for the internal control function, and with the independent auditors in separate executive sessions to discuss any matters that the Audit Committee, or any of such other persons, believes should be discussed privately.

The Audit Committee shall maintain minutes of committee meetings; report its significant activities to the Board, and make such recommendations to the Board as the Audit Committee may deem necessary or appropriate.

IV.	RESPONSIBILITIES AND DUTIES

To fulfill its responsibilities and duties as the Audit Committee, the Audit Committee shall:

A.	Charter

1.	Review this Charter at least annually, and recommend changes, if any, to the Board.

B.	Internal Controls

1.	Review annually with Fund management and the independent auditors:

(a)	the organizational structure, reporting relationship, adequacy of resources and qualifications of the senior Fund management personnel responsible for accounting and financial reporting;

(b)
their separate evaluation of the adequacy of the Fund’s system of internal controls, including the timely reporting of any significant deficiencies or material weaknesses in the design or operation of the Fund’s “internal control over financial reporting”;

(c)	their assessment of the Fund’s accounting service agent, custodian and transfer agent and their assessment of the SAS 70 report for each entity; and

(d)	any significant findings related to the Fund’s systems for accounting, reporting and internal controls, in the form of written observations and recommendations, and Fund management’s written response.

2.    Review annually with Fund management and the independent auditors, policies for valuation of Fund portfolio securities and the frequency and magnitude of pricing errors.

3.    Inquire of Fund management and the independent auditors about significant risks or exposures and assess the steps taken by Fund management to minimize such risks to the Fund.

4.    Review annually with Fund management their oversight process of the Fund’s accounting service agent, custodian and transfer agent.

C.	Independent Auditors

1.    Approve, and recommend to the Board, the selection, retention or termination of the independent auditors, considering independence, performance, effectiveness and any other factors the Audit Committee considers relevant, and approve the fees and other compensation to be paid to the independent auditors.  The Audit Committee shall be directly responsible for the appointment, compensation and oversight of the independent auditors and the independent auditors shall report directly to the Audit Committee.

Appendix 1 - Page 2

2.    Pre-approve any engagement of the independent auditors to provide any non-prohibited services to the Fund, including the fees and other compensation to be paid to the independent auditors.1

•
The Chairman of the Audit Committee may grant the pre-approval referenced above for non-prohibited services for engagements of less than $5,000.  All such delegated pre-approvals shall be presented to the Audit Committee no later than the next Audit Committee meeting.

3.    Pre-approve any engagement of the independent auditors, including the fees and other compensation to be paid to the independent auditors, to provide any non-audit services to the Adviser (or any entity controlling, controlled by, or under common control with the Adviser (“control affiliate”) providing ongoing services to the Fund), if the engagement relates directly to the operations and financial reporting of the Fund.2

•
The Chairman of the Audit Committee may grant the pre-approval referenced above for non-prohibited services for engagements of less than $5,000.  All such delegated pre-approvals shall be presented to the Audit Committee no later than the next Audit Committee meeting.

4.     On an annual basis, request, receive in writing and review the independent auditors’ specific representations as to their independence, including identification of all significant relationships the independent auditors have with the Fund, the Adviser (and any “control affiliate” of the Adviser) and any material service provider to the Fund (including, but not limited to, disclosures regarding the independent auditors’ independence required by Independence Standards Board Standard No. 1 and compliance with the applicable independence provisions of Rule 2-01 of Regulation S-X), and recommend that the Board take appropriate action, if any, in response to the independent auditors’ report to satisfy itself of the independent auditors’ independence.

5.     On an annual basis, meet with the independent auditors and Fund management to review the arrangements for and scope of the proposed audit for the current year and the audit procedures to be utilized.

6.     Review the management letter, if any, prepared by the independent auditors and Fund management’s response.

1 Pre-approval of non-audit services for the Fund is not required, if:  (a) the aggregate amount of all non-audit services provided to the Fund is less than 5% of the total fees paid by the Fund to the independent auditors during the fiscal year in which the non-audit services are provided; (b) the services were not recognized by Fund management at the time of the engagement as non-audit services; and (c) such services are promptly brought to the attention of the Audit Committee by Fund management and the Audit Committee approves them (which may be by delegation) prior to the completion of the audit.

2 Pre-approval of non-audit services for the Adviser (or any control affiliate of the Adviser providing ongoing services to the Fund) is not required, if:  (a) the aggregate amount of all non-audit services provided is less than 5% of the total fees paid by the Fund, the Adviser and any control affiliate of the Adviser providing ongoing services to the Fund to the independent auditors during the fiscal year in which the non-audit services are provided; (b) the services were not recognized by Fund management at the time of the engagement as non-audit services; and (c) such services are promptly brought to the attention of the Audit Committee by Fund management and the Audit Committee approves them (which may be by delegation) prior to the completion of the audit.

Appendix 1 - Page 3

D.	Financial Reporting Processes

1.     Review with Fund management and the independent auditors the Fund’s audited financial statements.

2.     Review with Fund management and the independent auditors the matters that auditing professional standards require to be communicated to the Audit Committee, including, but not limited to, the matters required to be discussed by Statement on Auditing Standard No. 114 (The Auditor’s Communications with Those Charged with Governance), including:

•	the independent auditors’ responsibilities under generally accepted auditing standards;

•	an overview of the planned scope and timing of the audit;

•	the independent auditors’ views about qualitative aspects of the Fund’s significant accounting principles, including accounting policies, accounting estimates and financial statement disclosures;

•	any significant difficulties encountered in dealing with Fund management that relate to the performance of the audit;

•	any uncorrected misstatements, other than those the independent auditors believe are trivial;

•	any disagreements with Fund management about matters that individually or in the aggregate could be significant to the Fund’s financial statements or the independent auditors’ report;

•	any other findings or issues arising from the audit that are, in the independent auditors’ judgment, significant and relevant;

•	any material, corrected misstatements that were brought to the attention of management as a result of audit procedures;

•	representations the independent auditors are requesting from management;

•
when the independent auditors are aware that Fund management has consulted with other accountants about accounting and auditing matters, the independent auditors’ views about significant matters that were the subject of the consultation; and

•	any significant issues arising from the audit that were discussed, or the subject of correspondence, with the Fund management.

Confirm receipt from the independent auditors of all communications required by current professional standards.

3.    The independent auditors shall report annually, and if the communication is not within 90 days prior to the filing of the Fund’s annual financial statements with the SEC, provide an update, in the 90 day period prior to filing, of any changes to the previously reported information, to the Audit Committee:

(a)	all critical accounting policies and practices to be used;

(b)
all alternative treatments of financial information within GAAP for policies and practices related to material items that have been discussed with Fund management, the ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditors;

Appendix 1 - Page 4

(c)	other material written communications between the independent auditors and Fund management including, but not limited to, any management letter or schedule of unadjusted differences; and

(d)	all non-audit services provided to an entity in the “investment company complex” as defined in paragraph (f)(14) of Rule 2-01 of Regulation S-X that were not pre-approved by the Audit Committee.

4.     Review with the independent auditors any fraud or illegal acts involving Fund management and fraud that causes a material misstatement of the financial statements, coming to the independent auditors’ attention during the course of the audit.

5.     Review annually with Fund management and the independent auditors, the Fund’s “disclosure controls and procedures” as defined in Rule 30a-3(c) under the Investment Company Act of 1940.

6.     Review annually with Fund management and the independent auditors the Fund’s “internal control over financial reporting” as defined in Rule 30a-3(d) under the Investment Company Act of 1940.

7.     Review with Fund management a report by Fund management covering any Form N-CSR filed, and each filing of a certification under the Sarbanes-Oxley Act of 2002, along with the results of Fund management’s most recent evaluation of the Fund’s “disclosure controls and procedures” and “internal control over financial reporting.”

8.     Ask Fund management, the Fund’s accounting service agent and the independent auditors to review significant changes to elected tax accounting policies (including matters affecting qualification under Subchapter M of the Internal Revenue Code) and their effect on amounts distributed and reported to shareholders for Federal tax purposes and review any material accounting, tax, valuation or recordkeeping issues that may affect the Fund, its financial statements or the amount of its dividends or distributions (including matters affecting qualification under Subchapter M of the Internal Revenue Code).

E.	Process Improvements

Review with the independent auditors and Fund management significant changes or improvements in accounting and auditing processes that have been implemented.

V.	QUALIFIED LEGAL COMPLIANCE COMMITTEE

The Audit Committee shall serve as the Fund’s QLCC within the meaning of the rules of the Securities and Exchange Commission codified in Part 205 in Title 17 of the Code of Federal Regulations.  To fulfill its responsibilities and duties as the QLCC, the Audit Committee shall:

A.	Receipt, Retention and Consideration of Reports

1.     Adopt written procedures for the confidential receipt, retention and consideration of any reports of evidence of a material violation of any federal or state securities laws, a material breach of a fiduciary duty arising under any federal or state laws or a similar material violation of any federal or state law by the Fund or any of its officers, board members, employees or agents (a “Report of Material Violation”).

2.     Consider, on a confidential basis, the appropriate treatment of a Report of Material Violation.

Appendix 1 - Page 5

B.	Investigation of Reports of Material Violation

1.     Upon receipt of a Report of Material Violation, the Audit Committee shall:

(a)	Inform the Fund’s President of the report, unless the Audit Committee determines such notification would be futile;

(b)	Determine whether an investigation is necessary.

2.     If after considering the Report of a Material Violation, the Audit Committee determines an investigation is necessary or appropriate, it shall:

(a)	Notify the full Board of the Fund;

(b)	Initiate an investigation, which may be conducted by the Audit Committee, by counsel, by the Fund’s Chief Compliance Officer or by another party authorized by the Audit Committee; and

(c)	Retain such additional experts or personnel as the Audit Committee deems necessary.

C.	Making Recommendations for Adoption of Appropriate Response

At the conclusion of any such investigation, the Audit Committee shall:

1.     Recommend that the Fund implement an appropriate response to evidence of a material violation, which may include:

(a)	A finding that no material violation has occurred, is ongoing or is about to occur;

(b)
The adoption of appropriate remedial measures, including appropriate steps or sanctions to stop any material violations that are ongoing, to prevent any material violation that has yet to occur and to remedy or otherwise appropriately address any material violation that has already occurred and to minimize the likelihood of its recurrence; or

(c)
A report, after the retention or direction of counsel to review the reported evidence of a material violation that either (i) the Fund has substantially implemented any remedial recommendations made by such counsel after a reasonable investigation and evaluation of the reported evidence or (ii) the Fund may, consistent with a conclusion not in conflict with such counsel’s professional obligations, assert a colorable defense on behalf of the Fund, its officers, directors, employees or agents, in an investigation or judicial or administrative proceeding relating to the reported evidence of a material violation.

2.     Inform the President and the Board of the Fund of the results of any such investigation and the appropriate remedial measures to be adopted.

D.	Authority to Notify the SEC

The Audit Committee shall take all other action that it deems appropriate, including notifying the Securities and Exchange Commission, in the event that the Fund fails in any material respect to implement an appropriate response that the Audit Committee, as the QLCC, has recommended the Fund take.

Appendix 1 - Page 6

E.	Reporting to the Board of the Fund

The Audit Committee shall report periodically to the Board.  This report will include a review of the Reports of Material Violation received, the investigation conducted, conclusions reached and responses recommended by the Audit Committee acting as the QLCC and other matters that the Audit Committee acting as the QLCC deems appropriate or, as requested by the Board of the Fund.

F.	Procedures

The Audit Committee acting as the QLCC may act only by majority vote.

VI.	OTHER POWERS

A.
To carry out its responsibilities, the Audit Committee shall have direct access to Fund personnel responsible for the Fund’s accounting and financial reporting and for the Fund’s internal control systems.

B.
The Audit Committee may investigate any other matter brought to its attention within the scope of its duties, with full access to all books and records of the Fund and the power to retain special legal, accounting or other experts for this purpose at the expense of the Fund, if, in its judgment, that is appropriate.

C.
The Audit Committee may perform any other activities consistent with this Charter, the Fund’s Articles of Incorporation or Declaration of Trust, By-Laws, and governing law, as the Audit Committee or the Board deems necessary or appropriate.

Adopted by Wilshire Mutual Funds, Inc.:  December 15, 2005, as amended on November 30, 2007 and February 22, 2008

Adopted by Wilshire Variable Insurance Trust:  October 23, 2002, as amended on August 7, 2003, October 4, 2004, February 25, 2005, February 24, 2006, November 30, 2007 and February 22, 2008

Appendix 1 - Page 7

Appendix 2

WILSHIRE VARIABLE INSURANCE TRUST
WILSHIRE MUTUAL FUNDS, INC.

NOMINATING COMMITTEE CHARTER

I.	PURPOSE

The Nominating Committee is a committee of the Board of the Wilshire Mutual Funds.  Its primary function is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines and Procedures.

II.	COMPOSITION

The Nominating Committee shall be comprised of two or more board members as determined by the Board, each of whom shall be an independent board member and free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Nominating Committee.  For purposes of the Nominating Committee, a board member is independent if he or she is not an “interested person” of the Wilshire Mutual Funds as that term is defined in the Investment Company Act of 1940.

The members and Chairman of the Nominating Committee shall be elected by the Board annually and serve until their successors shall be duly elected and qualified.

III.	MEETINGS

The Nominating Committee shall meet annually, or more frequently as circumstances dictate.  Special meetings (including telephone meetings) may be called by the Chair or a majority of the members of the Nominating Committee upon reasonable notice to the other members of the Nominating Committee.

IV.	RESPONSIBILITIES AND DUTIES

To fulfill its responsibilities and duties the Nominating Committee shall:

A.	Board Nominations and Functions

1.
Identify and recommend individuals to serve as board members of the Wilshire Mutual Funds.  The principal criterion for selection of candidates is their ability to carry out the responsibilities of the Board.  In addition, the following factors are taken into consideration:

(a)	The Board collectively should represent a broad cross section of backgrounds, functional disciplines and experience.

(b)	Candidates should exhibit stature commensurate with the responsibility of representing shareholders.

(c)	Candidates should commit to strive for high attendance levels at regular and special meetings, and participate in committee activities as needed.

(d)	Candidates should represent the best choices available based upon thorough identification, investigation and recruitment of candidates.

Appendix 2 - Page 1

2.
Evaluate candidates for nomination to serve as board members.  Candidates may be recommended by shareholders, by other board members or by the Wilshire Mutual Funds’ investment adviser.  If the Board is seeking a candidate to fill a specific need, the Committee shall seek to determine whether the candidate possess the skills and background to fulfill such need.  Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to the Wilshire Mutual Funds’ Secretary for the attention of the Chair of the Nominating Committee.

3.	Review the Board Governance Guidelines and Procedures, as appropriate, and recommend changes, if any, to the Board.

4.	Periodically review the composition of the Board to determine whether it may be appropriate to add individuals with different backgrounds or skill sets from those already on the Board.

5.	Periodically review Independent Board Member compensation and recommend any appropriate changes to the Board.

B.	Committee Nominations and Functions

1.	Identify and recommend individuals for membership on all committees and review committee assignments at least annually.

2.
Review as necessary the responsibilities of any committees of the Board, whether there is a continuing need for each committee, whether there is a need for additional committees of the Board, and whether committees should be combined or reorganized.

C.	Other Powers and Responsibilities

1.	Review board members and officers and errors and omissions insurance coverage for adequacy.

2.
Investigate any other matter brought to its attention within the scope of its duties, with the power to retain outside counsel or other experts for this purpose at the expense of the Wilshire Mutual Funds, if, in its judgment, that is appropriate.

3.
Perform any other activities consistent with this Charter, the Wilshire Mutual Funds’ Articles of Incorporation or Declaration of Trust, By-Laws and governing law, as the Nominating Committee or the Board deems necessary or appropriate.

4.	Report its significant activities to the Board.

Adopted by Wilshire Variable Insurance Trust:  July 29, 2004, as amended February 24, 2006 and June 1, 2007

Adopted by Wilshire Mutual Funds, Inc.:  February 24, 2006, as amended June 1, 2007

Appendix 2 - Page 2

Appendix 3

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of this ____ day of ___________, 2008 by Wilshire Variable Insurance Trust, a Delaware statutory trust (the “Trust”), on behalf of and among 2015 Moderate Fund, 2035 Moderate Fund and Income Fund (each an “Acquiring Fund” and collectively, the “Acquiring Funds”); 2010 Aggressive Fund, 2010 Moderate Fund, 2010 Conservative Fund, 2045 Moderate Fund and Short-Term Investment Fund (each a “Selling Fund” and collectively, the “Selling Funds”) (each Acquiring Fund and Selling Fund referred to herein as a “Fund” and collectively, the “Funds”); and Wilshire Associates Incorporated (the “Adviser”), the investment adviser to the Funds (for purposes of Section 9.1 of the Agreement only).  The principal place of business of the Trust is 1299 Ocean Avenue, Suite 700, Santa Monica, California 90401.

For each Reorganization (as defined below) (except for the Short-Term Investment Fund into the Income Fund (the “Short-Term Investment Fund-Income Fund Reorganization”)), this Agreement is intended to be, and is adopted as, a plan of reorganization within the meaning of Section 368 of the Internal Revenue Code of 1986, as amended (the “Code”), and the Treasury Regulations promulgated thereunder.  The reorganization will consist of:  (i) the transfer of all of the assets of each Selling Fund to its corresponding Acquiring Fund, as identified in Schedule A attached hereto, in exchange solely for voting shares of beneficial interest, no par value per share, of its corresponding Acquiring Fund (“Acquiring Fund Shares”) and the assumption by each Acquiring Fund of all the liabilities of its corresponding Selling Fund; and (ii) the distribution, after the Closing Date(s) hereinafter referred to, of Acquiring Fund Shares to the shareholders of the corresponding Selling Fund and the termination, dissolution and complete liquidation of each Selling Fund as provided herein, all upon the terms and conditions set forth in this Agreement (each a “Reorganization”).

WHEREAS, each Fund is a separate series of the Trust, and the Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and each Selling Fund owns securities that generally are assets of the character in which its corresponding Acquiring Fund is permitted to invest;

WHEREAS, each Acquiring Fund is authorized to issue its shares of beneficial interests;

WHEREAS, the Board of Trustees of the Trust (the “Board”) has determined that the Reorganization, with respect to each Acquiring Fund, is in the best interests of such Acquiring Fund and that the interests of the existing shareholders of each Acquiring Fund will not be diluted as a result of the Reorganization; and

WHEREAS, the Board has determined that the Reorganization, with respect to each Selling Fund, is in the best interests of such Selling Fund and that the interests of the existing shareholders of each Selling Fund will not be diluted as a result of the Reorganization.

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

ARTICLE I

TRANSFER OF ASSETS OF THE SELLING FUND IN EXCHANGE FOR ACQUIRING FUND SHARES AND THE ASSUMPTION OF THE SELLING FUND LIABILITIES AND TERMINATION AND LIQUIDATION OF THE SELLING FUND

1.1 THE EXCHANGE.  Subject to the terms and conditions contained herein and on the basis of the representations and warranties contained herein, each Selling Fund agrees to transfer all of its assets, as set forth in Section 1.2, to its corresponding Acquiring Fund as set forth on Schedule A.  In exchange, each Acquiring Fund agrees:  (i) to deliver to the corresponding Selling Fund the number of full and fractional Acquiring Fund Shares, computed in the manner set forth in Section 2.3; and (ii) to assume all of the liabilities of the corresponding Selling Fund, as set forth in Section 1.3.  Such transactions shall take place at the closing provided for in Section 3.1 (each a “Closing”).

Appendix 3 - Page 1

1.2 ASSETS TO BE TRANSFERRED.  Each Selling Fund shall transfer all of its assets to its corresponding Acquiring Fund, including, without limitation, all cash, securities, commodities, interests in futures and dividends or interest receivables, owned by the Selling Fund and any deferred or prepaid expenses shown as an asset on the books of the Selling Fund on the Closing Date, as such term is defined in Section 3.1.

Each Selling Fund will, within a reasonable period of time before the Closing Date, furnish the corresponding Acquiring Fund with a list of the Selling Fund’s portfolio securities and other investments.  Each Acquiring Fund will, within a reasonable period of time before the Closing Date, furnish the corresponding Selling Fund with a list of the securities, if any, on the Selling Fund’s list referred to above that do not conform to the Acquiring Fund’s investment objective, policies, and restrictions.  The Selling Fund, if requested by its corresponding Acquiring Fund, will dispose of securities on such Acquiring Fund’s list before the Closing Date.  In addition, if it is determined that the portfolios of a Selling Fund and its Acquiring Fund, when aggregated, would contain investments exceeding certain percentage limitations imposed upon such Acquiring Fund with respect to such investments, the Selling Fund, if requested by the Acquiring Fund, will dispose of a sufficient amount of such investments as may be necessary to avoid violating such limitations as of the Closing Date.  Notwithstanding the foregoing, nothing herein will require the Selling Fund to dispose of any investments or securities if, in the reasonable judgment of the Board or the Adviser, such disposition would adversely affect the tax-free nature of the Reorganization for federal income tax purposes (except for the Short-Term Investment Fund-Income Fund Reorganization) or would otherwise not be in the best interest of the Selling Fund.

1.3 LIABILITIES TO BE ASSUMED.  Each Selling Fund will endeavor to discharge all of its known liabilities and obligations to the extent possible before the Closing Date.  Notwithstanding the foregoing, any liabilities not so discharged shall be assumed by the corresponding Acquiring Fund, which assumed liabilities shall include all of the Selling Fund’s liabilities, debts, obligations, and duties of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not arising in the ordinary course of business, whether or not determinable at the Closing Date, and whether or not specifically referred to in this Agreement.

1.4 LIQUIDATION AND DISTRIBUTION.  On or as soon after its Closing Date as is conveniently practicable but in no event later than 12 months after the Closing Date (the “Liquidation Date”):  (a) each Selling Fund will distribute in complete liquidation of the Selling Fund, pro rata to its shareholders of record, determined as of the close of business on the Valuation Date (as defined in Section 2.1) (the “Selling Fund Shareholders”), all of the Acquiring Fund Shares received by such Selling Fund pursuant to Section 1.1; and (b) such Selling Fund will thereupon proceed to dissolve and terminate as set forth in Section 1.7 below.  Such distribution will be accomplished by the transfer of Acquiring Fund Shares credited to the account of the Selling Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the name of the Selling Fund Shareholders, and representing the respective pro rata number of Acquiring Fund Shares due such shareholders.  All issued and outstanding shares of the Selling Fund will simultaneously be canceled on the books of the Selling Fund.  The Acquiring Fund shall not issue certificates representing Acquiring Fund Shares in connection with such transfer.

1.5 OWNERSHIP OF SHARES.  Ownership of Acquiring Fund Shares will be shown on the books of each Acquiring Fund’s transfer agent.  Shares of each Acquiring Fund will be issued simultaneously to its corresponding Selling Fund, in an amount computed in the manner set forth in Section 2.3, to be distributed to such Selling Fund Shareholders.

1.6 TRANSFER TAXES.  Any transfer taxes payable upon the issuance of Acquiring Fund Shares in a name other than the registered holder of the corresponding Selling Fund shares on the books of such Selling Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

Appendix 3 - Page 2

1.7 TERMINATION.  Each Selling Fund shall completely liquidate and be dissolved, terminated and have its affairs wound up in accordance with Delaware state law, promptly following its Closing Date and the making of all distributions pursuant to Section 1.4.

1.8 RELATIONSHIP OF TRANSACTIONS.  Subject to the conditions set forth in this Agreement, the failure of one of the Selling Funds to consummate the transactions contemplated hereby shall not affect the consummation or validity of the Reorganizations with respect to any other Selling Fund, and the provisions of this Agreement shall be construed to effect this intent, including, without limitation, as the context requires, construing the terms “Acquiring Fund” and “Selling Fund” as meaning only those series of the Trust which are involved in the Reorganizations as of the Closing Date(s).

ARTICLE II

VALUATION

2.1 VALUATION OF ASSETS.  The value of a Selling Fund’s net assets shall be the value of all such Selling Fund’s assets as of the close of regular trading on the New York Stock Exchange (“NYSE”) on the business day immediately prior to its Closing Date (such time and date being hereinafter called the “Valuation Date”), less the amount of all such Selling Fund’s liabilities.  The value of a Selling Fund’s assets shall be determined by using the valuation procedures set forth in the Trust’s Declaration of Trust and its corresponding Acquiring Fund’s then current prospectus and statement of additional information or such other valuation procedures as shall be mutually agreed upon by the parties.

2.2 VALUATION OF SHARES.  The net asset value per share of Acquiring Fund Shares shall be the net asset value per share computed on the Valuation Date, using the valuation procedures set forth in the Trust’s Declaration of Trust and the corresponding Acquiring Fund’s then current prospectus and statement of additional information, or such other valuation procedures as shall be mutually agreed upon by the parties.

2.3 SHARES TO BE ISSUED.  The number of Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the corresponding Selling Fund’s assets, shall be determined by dividing such Selling Fund’s net assets determined in accordance with Section 2.1, by the Acquiring Fund’s net asset value per share determined in accordance with Section 2.2.

2.4 EFFECT OF SUSPENSION IN TRADING.  In the event that on the Valuation Date, either:  (a) the NYSE or another primary exchange on which the portfolio securities of the Acquiring Fund or its corresponding Selling Fund are purchased or sold, shall be closed to trading or trading on such exchange shall be restricted; or (b) trading or the reporting of trading on the NYSE or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or its corresponding Selling Fund is impracticable, the Valuation Date shall be postponed until the first business day after the day when trading is fully resumed and reporting is restored.

ARTICLE III

CLOSINGS AND CLOSING DATE

3.1 CLOSING DATE.  Each Closing shall occur on __________, 2008 or such other date(s) as the parties may agree (each a “Closing Date”).  Unless otherwise provided, all acts taking place at the Closing(s) shall be deemed to take place as of immediately after the close of regular trading on the Valuation Date.  Each Closing shall be held as of 8:00 a.m. Central time (the “Effective Time”) at the offices of Vedder Price P.C. in Chicago, Illinois or at such other time and/or place as the parties may agree.

3.2 CUSTODIAN’S CERTIFICATE.  Each Selling Fund shall cause PFPC Trust Company, as custodian for such Selling Fund (the “Custodian”), to deliver to its corresponding Acquiring Fund at the Closing a certificate of an authorized officer stating that:  (a) the Selling Fund’s portfolio securities, cash, and any other assets shall have been delivered in proper form to the Acquiring Fund on the Closing Date; and (b) all necessary taxes including all applicable federal and state stock transfer stamps, if any, shall have been paid, or provision for payment shall have been made, in conjunction with the delivery of portfolio securities by the Selling Fund.

Appendix 3 - Page 3

3.3 TRANSFER AGENT’S CERTIFICATE.  Each Selling Fund shall cause DST Systems, Inc., as transfer agent for such Selling Fund, to deliver to its corresponding Acquiring Fund at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Selling Fund Shareholders, and the number and percentage ownership of outstanding shares owned by each such shareholder immediately prior to the Closing.  Each Acquiring Fund shall issue and deliver or cause DST Systems, Inc., its transfer agent, to issue and deliver to its corresponding Selling Fund a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date to the Secretary of the Trust or provide evidence satisfactory to the Selling Fund that such Acquiring Fund Shares have been credited to the Selling Fund’s account on the books of the Acquiring Fund.

3.4 DELIVERY OF ADDITIONAL ITEMS.  At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, receipts and other documents, if any, as such other party or its counsel may reasonably request to effect the transactions contemplated by this Agreement.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES

4.1 REPRESENTATIONS OF THE SELLING FUNDS.  The Trust, on behalf of each Selling Fund, represents and warrants to the corresponding Acquiring Fund as follows:

(a) The Trust is a statutory trust duly organized, validly existing and in good standing under the laws of the State of Delaware.

(b) The Selling Fund is a separate series of the Trust duly authorized in accordance with the applicable provisions of the Trust’s Declaration of Trust.

(c) The Trust is registered as an open-end management investment company under the 1940 Act, and such registration is in full force and effect.

(d) The Selling Fund is not, and the execution, delivery, and performance of this Agreement (subject to shareholder approval) will not result, in the violation of any provision of the Trust’s Declaration of Trust or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Selling Fund is a party or by which it is bound.

(e) Except as otherwise disclosed in writing to and accepted by the Acquiring Fund, the Selling Fund has no material contracts or other commitments (other than this Agreement) that will be terminated with liability to it before the Closing Date.

(f) No litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Selling Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition, the conduct of its business, or the ability of the Selling Fund to carry out the transactions contemplated by this Agreement.  The Selling Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

(g) The financial statements of the Selling Fund as of December 31, 2007, and for the year then ended, have been prepared in accordance with generally accepted accounting principles and have been audited by independent auditors, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Selling Fund as of December 31, 2007, and there are no known contingent liabilities of the Selling Fund as of such date that are not disclosed in such statements.  The unaudited financial statements of the Selling Fund as of June 30, 2008, and for the semi-annual period then ended, have been prepared in accordance with generally accepted accounting principles, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Selling Fund as of June 30, 2008, and there are no known contingent liabilities of the Selling Fund as of such date that are not disclosed in such statements.

Appendix 3 - Page 4

(h) Since the dates of the financial statements referred to in subsection (g) above, there have been no material adverse changes in the Selling Fund’s financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business) and there are no known contingent liabilities of the Selling Fund arising after such date.  For the purposes of this subsection (h), a decline in the net asset value of the Selling Fund shall not constitute a material adverse change.

(i) All federal, state, local and other tax returns and reports of the Selling Fund required by law to be filed by it (taking into account permitted extensions for filing) have been timely filed and are correct in all material respects.  All federal, state, local and other taxes required to be paid (whether or not shown on any such return or report) have been paid, or provision shall have been made for the payment thereof and any such unpaid taxes are properly reflected on the financial statements referred to in subsection (g) above.  To the best of the Selling Fund’s knowledge, no tax authority is currently auditing or preparing to audit the Selling Fund, and no assessment for taxes, interest, additions to tax, or penalties has been asserted against the Selling Fund.

(j) All issued and outstanding shares of the Selling Fund are duly and validly issued and outstanding, fully paid and non-assessable by the Selling Fund.  All of the issued and outstanding shares of the Selling Fund will, at the time of the Closing, be held by the persons and in the amounts set forth in the records of the Selling Fund’s transfer agent as provided in Section 3.3.  The Selling Fund has no outstanding options, warrants, or other rights to subscribe for or purchase any shares of the Selling Fund, and has no outstanding securities convertible into shares of the Selling Fund.

(k) At the time of the Closing, the Selling Fund will have good and marketable title to the Selling Fund’s assets to be transferred to the Acquiring Fund pursuant to Section 1.2, and full right, power, and authority to sell, assign, transfer, and deliver such assets, and the Acquiring Fund will acquire good and marketable title thereto.

(l) The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Selling Fund.  Subject to approval by the Selling Fund Shareholders, this Agreement constitutes a valid and binding obligation of the Selling Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.

(m) The information to be furnished by the Selling Fund for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations.

(n) From the effective date of the Registration Statement (as defined in Section 5.7), through the time of the meeting of the Selling Fund Shareholders and on the Closing Date, any written information furnished by the Trust with respect to the Selling Fund for use in the Proxy Materials (as defined in Section 5.7), or any other materials provided in connection with the Reorganization, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

(o) For each taxable year of its operations, including for each Reorganization other than Short-Term Investment Fund-Income Fund Reorganization the short taxable year ending with the Closing Date and for the Short-Term Investment Fund-Income Fund Reorganization the taxable year ending upon the Short-Term Investment Fund’s liquidation, the Selling Fund has elected to qualify, and has qualified or will qualify (in the case of the short taxable year ending with the Closing Date or the fund’s liquidation), as a “regulated investment company” under the Code (a “RIC”).

Appendix 3 - Page 5

4.2 REPRESENTATIONS OF THE ACQUIRING FUNDS.  The Trust, on behalf of each Acquiring Fund, represents and warrants to its corresponding Selling Fund as follows:

(a) The Trust is a statutory trust, duly organized, validly existing and in good standing under the laws of the State of Delaware.

(b) The Acquiring Fund is a separate series of the Trust duly authorized in accordance with the applicable provisions of the Trust’s Declaration of Trust.

(c) The Trust is registered as an open-end management investment company under the 1940 Act, and such registration is in full force and effect.

(d) The Acquiring Fund is not, and the execution, delivery and performance of this Agreement will not result, in a violation of the Trust’s Declaration of Trust or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquiring Fund is a party or by which it is bound.

(e) No litigation, administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquiring Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition, the conduct of its business or the ability of the Acquiring Fund to carry out the transactions contemplated by this Agreement.  The Acquiring Fund knows of no facts that might form the basis for the institution of such proceedings and it is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transaction contemplated herein.

(f) The financial statements of the Acquiring Fund as of December 31, 2007, and for the fiscal year then ended, have been prepared in accordance with generally accepted accounting principles and have been audited by independent auditors, and such statements (copies of which have been furnished to the Selling Fund) fairly reflect the financial condition of the Acquiring Fund as of December 31, 2007, and there are no known contingent liabilities of the Acquiring Fund as of such date that are not disclosed in such statements.  The unaudited financial statements of the Acquiring Fund as of June 30, 2008, and for the semi-annual period then ended, have been prepared in accordance with generally accepted accounting principles, and such statements (copies of which have been furnished to the Selling Fund) fairly reflect the financial condition of the Acquiring Fund as of June 30, 2008, and there are no known contingent liabilities of the Acquiring Fund as of such date that are not disclosed in such statement.

(g) Since the dates of the financial statements referred to in subsection (f) above, there have been no material adverse changes in the Acquiring Fund’s financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business) and there are no known contingent liabilities of the Acquiring Fund arising after such date.  For the purposes of this subsection (g), a decline in the net asset value of the Acquiring Fund shall not constitute a material adverse change.

(h) All federal, state, local and other tax returns and reports of the Acquiring Fund required by law to be filed by it (taking into account permitted extensions for filing) have been timely filed and are correct in all material respects.  All federal, state, local and other taxes required to be paid (whether or not shown on any such return or report) have been paid or provision shall have been made for their payment and any such unpaid taxes are properly reflected on the financial statements referred to in subsection (f) above.  To the best of the Acquiring Fund’s knowledge, no tax authority is currently auditing or preparing to audit the Acquiring Fund, and no assessment for taxes, interest, additions to tax or penalties has been asserted against the Acquiring Fund.

(i) All issued and outstanding Acquiring Fund Shares are duly and validly issued and outstanding, fully paid and non-assessable by the Acquiring Fund.  The Acquiring Fund has no outstanding options, warrants, or other rights to subscribe for or purchase shares of the Acquiring Fund, and there are no outstanding securities convertible into shares of the Acquiring Fund.

Appendix 3 - Page 6

(j) The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquiring Fund, and this Agreement constitutes a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.

(k) The Acquiring Fund Shares to be issued and delivered to the Selling Fund for the account of the Selling Fund Shareholders pursuant to the terms of this Agreement will, at the Closing Date, have been duly authorized.  When so issued and delivered, such shares will be duly and validly issued shares of the Acquiring Fund, and will be fully paid and non-assessable.

(l) The information to be furnished by the Acquiring Fund for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations.

(m) From the effective date of the Registration Statement (as defined in Section 5.7), through the time of the meeting of the Selling Fund Shareholders and on the Closing Date, any written information furnished by the Trust with respect to the Acquiring Fund for use in the Proxy Materials (as defined in Section 5.7), or any other materials provided in connection with the Reorganization, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

(n) For each taxable year of its operations, including the taxable year that includes the Closing Date, the Acquiring Fund has elected to qualify, has qualified or will qualify (in the case of the year that includes the Closing Date) and intends to continue to qualify as a RIC under the Code.

(o) The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the Securities Act of 1933, as amended (the “1933 Act”), the 1940 Act, and any state securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

ARTICLE V

COVENANTS OF ACQUIRING FUND AND SELLING FUND WITH RESPECT TO THEIR RESPECTIVE REORGANIZATION

5.1 OPERATION IN ORDINARY COURSE.  Subject to Sections 1.2 and 8.5, each Acquiring Fund and each Selling Fund will operate its respective business in the ordinary course between the date of this Agreement and the Closing Date, it being understood that such ordinary course of business will include customary dividends and distributions, any other distribution necessary or desirable to avoid federal income or excise taxes, and shareholder purchases and redemptions.

5.2 APPROVAL OF SHAREHOLDERS.  The Trust will call a special meeting of shareholders of Selling Fund to consider and act upon this Agreement (or transactions contemplated thereby) and to take all other appropriate action necessary to obtain approval of the transactions contemplated herein.

5.3 INVESTMENT REPRESENTATION.  Each Selling Fund covenants that the Acquiring Fund Shares to be issued pursuant to this Agreement are not being acquired for the purpose of making any distribution, other than in connection with the Reorganization and in accordance with the terms of this Agreement.

5.4 ADDITIONAL INFORMATION.  Each Selling Fund will assist its corresponding Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Selling Fund’s shares.

Appendix 3 - Page 7

5.5 FURTHER ACTION.  Subject to the provisions of this Agreement, each Fund will take or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing Date.

5.6 STATEMENT OF EARNINGS AND PROFITS.  As promptly as practicable, but in any case within 60 days after the Closing Date, each Selling Fund shall furnish the corresponding Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund and which will be certified by the Trust’s Treasurer, a statement of the earnings and profits of the Selling Fund for federal income tax purposes, as well as any net operating loss carryovers and capital loss carryovers, that will be carried over to the Acquiring Fund as a result of Section 381 of the Code.

5.7 PREPARATION OF REGISTRATION STATEMENT AND PROXY MATERIALS.  The Trust will prepare and file with the Securities and Exchange Commission (the “Commission”) a registration statement on Form N-14 relating to the Acquiring Fund Shares to be issued to the Selling Fund Shareholders (the “Registration Statement”).  The Registration Statement shall include a proxy statement and a prospectus of each Acquiring Fund relating to the transaction contemplated by this Agreement.  The Registration Statement shall be in compliance with the 1933 Act, the Securities Exchange Act of 1934, as amended (the “1934 Act”), and the 1940 Act, as applicable.  Each party will provide the other party with the materials and information necessary to prepare the proxy statement and related materials (the “Proxy Materials”), for inclusion therein, in connection with each meeting of Selling Fund shareholders to consider the approval of this Agreement and the transactions contemplated herein.

ARTICLE VI

CONDITION PRECEDENT TO OBLIGATIONS OF EACH SELLING FUND

The obligations of each Selling Fund to consummate the transactions provided for herein shall be subject to the following condition:

6.1 All representations, covenants, and warranties of the corresponding Acquiring Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of the Closing Date.  The Acquiring Fund shall have delivered to its corresponding Selling Fund a certificate executed in the Acquiring Fund’s name by the Trust’s President or Senior Vice President and its Treasurer, in form and substance satisfactory to the Selling Fund and dated as of the Closing Date, to such effect and as to such other matters as the Selling Fund shall reasonably request.

ARTICLE VII

CONDITIONS PRECEDENT TO OBLIGATIONS OF EACH ACQUIRING FUND

The obligations of each Acquiring Fund to consummate the transactions provided for herein with respect to a Reorganization shall be subject to the following conditions:

7.1 All representations, covenants, and warranties of the corresponding Selling Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of the Closing Date.  The Selling Fund shall have delivered to its corresponding Acquiring Fund on the Closing Date a certificate executed in the Selling Fund’s name by the Trust’s President or Senior Vice President and the Treasurer, in form and substance satisfactory to the Acquiring Fund and dated as of the Closing Date, to such effect and as to such other matters as the Acquiring Fund shall reasonably request.

7.2 The Selling Fund shall have delivered to its corresponding Acquiring Fund a statement of the Selling Fund’s assets and liabilities, together with a list of the Selling Fund’s portfolio securities showing the tax basis of such securities by lot and the holding periods of such securities, as of the Closing Date, certified by the Treasurer of the Trust.

Appendix 3 - Page 8

ARTICLE VIII

FURTHER CONDITIONS PRECEDENT WITH RESPECT TO EACH REORGANIZATION

The obligations of each Selling Fund and its corresponding Acquiring Fund with respect to a Reorganization hereunder shall also be subject to the following:

8.1 This Agreement and the transactions contemplated herein, with respect to the Selling Fund, shall have been approved by the requisite vote of the holders of the outstanding shares of such Selling Fund in accordance with applicable law and the provisions of the Trust’s Declaration of Trust and By-Laws.  Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the corresponding Selling Fund may waive the conditions set forth in this Section 8.1.

8.2 On the Closing Date, the Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, or instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act.  Furthermore, no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with this Agreement or the transactions contemplated herein.

8.3 All required consents of other parties and all other consents, orders, and permits of federal, state and local regulatory authorities (including those of the Commission and of state securities authorities, including any necessary “no-action” positions and exemptive orders from such federal and state authorities) to permit consummation of the transactions contemplated herein shall have been obtained.

8.4 The Registration Statement shall have become effective under the 1933 Act, and no stop orders suspending the effectiveness thereof shall have been issued.  To the best knowledge of the parties to this Agreement, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

8.5 The Selling Fund shall have declared and paid a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to its shareholders all of such Selling Fund’s investment company taxable income for all taxable periods ending on or before the Closing Date (computed without regard to any deduction for dividends paid), if any, plus the excess of its interest income excludible from gross income under Section 103(a) of the Code, if any, over its deductions disallowed under Sections 265 and 171(a)(2) of the Code for all taxable periods ending on or before the Closing Date and all of its net capital gains realized in all taxable periods ending on or before the Closing Date (after reduction for any capital loss carry forward).

8.6 The Funds shall have received on the Closing Date an opinion from Vedder Price P.C., counsel to the Trust, dated as of the Closing Date, substantially to the effect that:

(a) Each Fund is a legally designated, separate series of the Trust, and the Trust is a statutory trust, validly existing under the laws of the State of Delaware, which, to such counsel’s knowledge, has the power to own all of its properties and assets and to carry on its business as presently conducted.

(b) The Trust is registered as an investment company under the 1940 Act, and, to such counsel’s knowledge, such registration under the 1940 Act is in full force and effect.

(c) Assuming that consideration of not less than the net asset value of each Selling Fund shares has been paid, and assuming that such shares were issued in accordance with the terms of the Selling Fund’s registration statement, or any amendment thereto, in effect at the time of such issuance, all issued and outstanding shares of the Selling Fund are legally issued and fully paid and non-assessable, and no shareholder of the Selling Fund has any preemptive rights with respect to the Selling Fund’s shares.

Appendix 3 - Page 9

(d) Assuming that each Acquiring Fund Shares have been issued in accordance with the terms of this Agreement, the Acquiring Fund Shares to be issued and delivered to the corresponding Selling Fund on behalf of the Selling Fund Shareholders, as provided by this Agreement, are duly authorized and upon such delivery will be legally issued and outstanding and fully paid and non-assessable, and no shareholder of the Acquiring Fund has any preemptive rights with respect to Acquiring Fund Shares.

(e) The Registration Statement is effective and to such counsel’s knowledge, no stop order under the 1933 Act pertaining thereto has been issued, and to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the State of Delaware is required for consummation by the Funds of the transactions contemplated herein, except as have been obtained.

(f) The execution and delivery of this Agreement did not, and the consummation of the transactions contemplated herein will not, result in a violation of the Trust’s Declaration of Trust (assuming approval of Selling Fund shareholders has been obtained) or By-Laws or any provision of any material agreement, indenture, instrument, contract, lease or other undertaking (in each case known to such counsel) to which a Fund is a party or by which a Fund or any of its properties may be bound.

8.7 The Funds (except for the Short-Term Investment Fund and the Income Fund) shall have received an opinion of Vedder Price P.C. addressed to each Acquiring Fund (except the Income Fund) and its corresponding Selling Fund (except the Short-Term Investment Fund) substantially to the effect that with respect to each Reorganization (except the Short-Term Investment Fund-Income Fund Reorganization) for federal income tax purposes:

(a) The transfer of all of the Selling Fund’s assets to its corresponding Acquiring Fund in exchange solely for Acquiring Fund Shares and the assumption by the corresponding Acquiring Fund of all of the liabilities of the Selling Fund (followed by the distribution of Acquiring Fund Shares to the Selling Fund Shareholders in complete liquidation of the Selling Fund) will constitute a “reorganization” within the meaning of Section 368(a) of the Code and the Acquiring Fund and the Selling Fund will each be a “party to a reorganization,” within the meaning of Section 368(b) of the Code, with respect to the Reorganization.

(b) No gain or loss will be recognized by the Acquiring Fund upon the receipt of all the assets of its corresponding Selling Fund solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of all the liabilities of the corresponding Selling Fund.

(c) No gain or loss will be recognized by the Selling Fund upon the transfer of all the Selling Fund’s assets to its corresponding Acquiring Fund solely in exchange for Acquiring Fund Shares and the assumption by the corresponding Acquiring Fund of all the liabilities of the Selling Fund or upon the distribution (whether actual or constructive) of Acquiring Fund Shares to the Selling Fund Shareholders solely in exchange for such shareholders’ shares of the Selling Fund.

(d) No gain or loss will be recognized by the Selling Fund Shareholders upon the exchange of their Selling Fund shares solely for Acquiring Fund Shares in the Reorganization.

(e) The aggregate tax basis of the Acquiring Fund Shares received by each Selling Fund Shareholder pursuant to the Reorganization will be the same as the aggregate tax basis of the Selling Fund shares exchanged therefor by such Shareholder.  The holding period of Acquiring Fund Shares received by each Selling Fund Shareholder will include the period during which the Selling Fund shares exchanged therefor were held by such shareholder, provided such Selling Fund shares are held as capital assets at the time of the Reorganization.

(f) The tax basis of the Selling Fund’s assets acquired by its corresponding Acquiring Fund will be the same as the tax basis of such assets to the Selling Fund immediately before the Reorganization.  The holding period of the assets of the Selling Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Selling Fund.

Appendix 3 - Page 10

Such opinion shall be based on customary assumptions and such representations as Vedder Price P.C. may reasonably request of the Funds, and each Selling Fund and each Acquiring Fund will cooperate to make and certify the accuracy of such representations.  Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor its corresponding Selling Fund may waive the conditions set forth in this Section 8.7.

ARTICLE IX

EXPENSES

9.1 The Adviser will pay the expenses incurred in connection with the Reorganization.  Reorganization expenses include, without limitation:  (a) expenses associated with the preparation and filing of the Registration Statement and other Proxy Materials; (b) postage; (c) printing; (d) accounting fees; (e) legal fees incurred by each Fund; (f) solicitation costs of the transaction; and (g) other related administrative or operational costs.

9.2 Each party represents and warrants to the other that there is no person or entity entitled to receive any broker’s fees or similar fees or commission payments in connection with the transactions provided for herein.

ARTICLE X

ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

10.1 The parties to each Reorganization agree that no party has made to the other parties any representation, warranty and/or covenant not set forth herein, and that this Agreement constitutes the entire agreement between and among the parties.

10.2 The representations, warranties, and covenants contained in this Agreement or in any document delivered pursuant to or in connection with this Agreement shall not survive the consummation of the transactions contemplated hereunder.

ARTICLE XI

TERMINATION

11.1 With respect to each Reorganization, this Agreement may be terminated by the mutual agreement of the parties to such Reorganization and such termination may be effected by the Trust’s President without further action by the Board.  This Agreement may be terminated with respect to one or all of the Reorganizations.  In addition, either the Acquiring Fund with respect to its corresponding Selling Fund or the Selling Fund with respect to its corresponding Acquiring Fund may at its option terminate this Agreement with respect to its corresponding Reorganization at or before the Closing Date due to:

(a) a breach by any other party to such Reorganization of any representation, warranty, or agreement contained herein to be performed at or before the Closing Date, if not cured within 30 days;

(b) a condition precedent to the obligations of the terminating party that has not been met and it reasonably appears that it will not or cannot be met; or

(c) a determination by the Board that the consummation of the transactions contemplated herein with respect to a Reorganization is not in the best interests of the Acquiring Fund or Selling Fund.

11.2 In the event of any such termination, in the absence of willful default, there shall be no liability for damages on the part of the Trust, the Trustees, the Acquiring Funds, the Selling Funds, the Adviser, or the Trust’s or Adviser’s officers.

Appendix 3 - Page 11

ARTICLE XII

AMENDMENTS

12.1 This Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the officers of the Trust as specifically authorized by the Board of Trustees; provided, however, that following the meeting of the Selling Fund shareholders called by each Selling Fund pursuant to Section 5.2 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of Acquiring Fund Shares to be issued to the Selling Fund Shareholders under this Agreement to the detriment of such shareholders without their further approval.

ARTICLE XIII

HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT;
LIMITATION OF LIABILITY

13.1 The article and section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

13.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

13.3 This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware.

13.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but, except as provided in this section, no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other parties.  Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

13.5 It is expressly agreed that the obligations of each Fund hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents, or employees of the Trust personally, but shall bind only the trust property of the respective Fund, as provided in the Trust’s Declaration of Trust.  The execution and delivery of this Agreement have been authorized by the Trustees of the Trust on behalf of each Fund and signed by authorized officers of the Trust, acting as such.  Neither the authorization by such Trustees nor the execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the respective Fund as provided in the Trust’s Declaration of Trust.

Appendix 3 - Page 12

IN WITNESS WHEREOF, the parties have duly executed this Agreement, all as of the date first written above.

WILSHIRE VARIABLE INSURANCE TRUST on behalf of 2015 Moderate Fund, 2035 Moderate Fund and Income Fund
By: ___________________________________
Name: _________________________________
Title: __________________________________

ACKNOWLEDGED: By: Name: Title:
WILSHIRE VARIABLE INSURANCE TRUST on behalf of 2010 Aggressive Fund, 2010 Moderate Fund, 2010 Conservative Fund, 2045 Moderate Fund and Short-Term Investment Fund By: Name: Title:
ACKNOWLEDGED: By: Name: Title:
The undersigned is a party to this Agreement for the purposes of Section 9.1 only: WILSHIRE ASSOCIATES INCORPORATED By: Name: Title:

Appendix 3 - Page 13

Schedule A to the Agreement and Plan of Reorganization

SUMMARY OF THE REORGANIZATIONS
(shareholders of each Selling Fund will receive shares of the Acquiring Fund as designated below)

Selling Fund	Acquiring Fund
2010 Aggressive Fund, 2010 Moderate Fund and 2010 Conservative Fund	2015 Moderate Fund
2045 Moderate Fund	2035 Moderate Fund
Short-Term Investment Fund	Income Fund

Appendix 3 - Page 14

I.	PROPOSAL I: ELECTION OF BOARD MEMBERS TO THE BOARD OF THE TRUST	4

II.	PROPOSAL II: APPROVAL OF A PROPOSED MERGER OF AN ACQUIRED FUND INTO THE CORRESPONDING ACQUIRING FUND	10

A.	SYNOPSIS	10

B.	RISK FACTORS	30

C.	OTHER COMPARISONS BETWEEN THE FUNDS	42

D.	INFORMATION ABOUT THE PROPOSED MERGERS	44

III.	INFORMATION ABOUT VOTING AND THE SPECIAL MEETING	51

APPENDIX 1:	AUDIT COMMITTEE CHARTER	APPENDIX 1-1
APPENDIX 2	NOMINATING COMMITTEE CHARTER	APPENDIX 2-1
APPENDIX 3	FORM OF AGREEMENT AND PLAN OF REORGANIZATION	APPENDIX 3-1

WILSHIRE VARIABLE INSURANCE TRUST
1299 Ocean Avenue, Suite 700
Santa Monica, CA 90401
[Phone Number]

For more information please call your insurance company.

FORM OF PROXY

WILSHIRE VARIABLE INSURANCE TRUST
1299 OCEAN AVENUE, SUITE 700
SANTA MONICA, CA 90401

Proxy for Special Meeting of Shareholders
December 19, 2008

This Proxy is Solicited by the Board of Trustees of
Wilshire Variable Insurance Trust

Equity Fund Balanced Fund Income Fund Short-Term Investment Fund Small Cap Growth Fund International Equity Fund Socially Responsible Fund	2010 Aggressive Fund 2010 Moderate Fund 2010 Conservative Fund 2015 Moderate Fund 2025 Moderate Fund 2035 Moderate Fund 2045 Moderate Fund

The undersigned Shareholder(s) of the Wilshire Variable Insurance Trust (the “Trust”), hereby appoint(s) Helen Webb Thompson and Carolyn F. Mead (each with full power of substitution), the proxy or proxies of the undersigned to attend the Special Meeting of Shareholders (the “Special Meeting”) of the Trust to be held on December 19, 2008, 10:00 a.m. Pacific Standard Time, at 1299 Ocean Avenue, Suite 700, Santa Monica, CA 90401, and any adjournments thereof, to vote all of the shares of the Trust that the signer would be entitled to vote if personally present at the Special Meeting and on any other matters brought before the Special Meeting, all as set forth in the Notice of Special Meeting of Shareholders.  Said proxies are directed to vote or refrain from voting pursuant to the Prospectus/Proxy Statement as checked below.

All properly executed proxies will be voted as directed herein by the signing Shareholder(s).  If no direction is given when the duly executed voting instructions are returned, such shares will be voted FOR each Proposal.  Please date, sign and return promptly.

This proxy card is valid only when signed and dated.

Please fill in box(es) as shown using black or blue ink or number 2 pencil.    ☒

Please do not use fine point pens.

_____________________

The Board of Trustees of the Trust recommends a vote “for” the proposal to:

Proposal I:            Elect seven (7) Board members to the Board of Trustees.

Nominees:  (01) Theodore J. Beck, (02) Lawrence E. Davanzo, (03)  Roger A.Formisano, (04) Richard A. Holt, (05) Suanne K. Luhn, (06) Harriet A.Russell, (07) George J. Zock.

______________________________________________________________________________

INSTRUCTION:  To withhold authority to vote for any individual nominee(s), write the number(s) on the line immediately above.

☐	FOR all nominees listed (except as noted in space provided)	☐	WITHHOLD authority to vote for all nominees listed

Proposal II:         To approve an Agreement and Plan of Reorganization and the transactions it contemplates, including the transfer of all of the assets of [Acquired Fund] to [Acquiring Fund] in exchange for shares of [Acquiring Fund] and the assumption by [Acquiring Fund] of all the liabilities of [Acquired Fund] and the distribution of such shares to the shareholders [Acquired Fund] in complete liquidation and termination of [Acquired Fund].

☐	FOR Proposal II	☐	AGAINST Proposal II	☐	ABSTAIN

The undersigned acknowledges receipt with this proxy card of a copy of the Notice of Special Meeting of Shareholders and the Prospectus/Proxy Statement.  Your signature(s) on the proxy card should be exactly as your name or names appear on this proxy card.  If the shares are held jointly, each holder should sign.  If signing is by attorney, executor, administrator, trustee or guardian, please print your full title below your signature.

Dated:_____________, 200_

Signature	Signature

FORM OF VOTING INSTRUCTIONS

Wilshire Variable Insurance Trust
1299 Ocean Avenue, Suite 700
Santa Monica, CA 90401

Equity Fund Balanced Fund Income Fund Short-Term Investment Fund Small Cap Growth Fund International Equity Fund Socially Responsible Fund	2010 Aggressive Fund 2010 Moderate Fund 2010 Conservative Fund 2015 Moderate Fund 2025 Moderate Fund 2035 Moderate Fund 2045 Moderate Fund

Voting Instructions for Special Meeting of Shareholders
December 19, 2008

These Voting Instructions are Solicited by the Board of
Trustees of Wilshire Variable Insurance Trust
On Behalf of [Participating Insurance Company]

The undersigned hereby instructs [Participating Insurance Company] to represent and vote the number of shares of the above-referenced Funds (the “Funds”), a series of the Wilshire Variable Insurance Trust (the “Trust”), represented by the number of votes attributable to the undersigned’s variable annuity contract at the Special Meeting of Shareholders (the “Special Meeting”) of the Fund to be held on December 19, 2008, 10:00 a.m. Pacific Standard Time, and any adjournments thereof, on the matters brought before the Special Meeting, all as set forth in the Notice of Special Meeting of Shareholders.  [Participating Insurance Company] is directed to vote or refrain from voting pursuant to the Prospectus/Proxy Statement as checked below.

All properly executed voting instructions will be voted as directed herein by the undersigned.  If no direction is given when the duly executed voting instructions are returned, such shares will be voted FOR each Proposal.  Please date, sign and return promptly.

Mark boxes below in blue or black ink as follows: ☒

Keep this portion for your records.

____________________________________________________________

These voting instructions are valid only when signed and dated.  Detach and return this portion only.

The Board of Trustees of the Trust recommends a vote “for” the proposals to:

Proposal I:	Elect seven (7) Board members to the Board of Trustees.

Nominees: (1) Theodore J. Beck, (2) Lawrence E. Davanzo, (3) Roger A. Formisano, (4) Richard A. Holt, (5) Suanne K. Luhn, (6) Harriet A. Russell, (7) George J. Zock.

Instruction: To withhold authority to vote for any individual nominee(s), write the number(s) on the line immediately above.

	☐ FOR all nominees listed (except as noted in space provided)	☐ WITHHOLD authority to vote for all nominees listed

Proposal II:
To approve an Agreement and Plan of Reorganization and the transactions it contemplates, including the transfer of all of the assets of [Acquired Fund] to [Acquiring Fund] in exchange for shares of [Acquiring Fund] and the assumption by [Acquiring Fund] of all the liabilities of [Acquired Fund] and the distribution of such shares to the shareholders [Acquired Fund] in complete liquidation and termination of [Acquired Fund].

☐ FOR Proposal II

☐ AGAINST Proposal II

☐ ABSTAIN

The undersigned acknowledges receipt with these voting instructions of a copy of the Notice of Special Meeting of Shareholders and the Prospectus/Proxy Statement.  Your signature(s) on these voting instructions should be exactly as your name or names appear on these voting instructions.  If the shares are held jointly, each holder should sign.  If signing is by attorney, executor, administrator, trustee or guardian, please print your full title below your signature.

Dated:  _____________, 200_

Signature	Signature

Prospectus	WILSHIRE	May 1, 2008

VARIABLE INSURANCE TRUST

2010 Aggressive Fund
2010 Moderate Fund
2010 Conservative Fund
2015 Moderate Fund
2025 Moderate Fund
2035 Moderate Fund
2045 Moderate Fund

Shares of Wilshire Variable Insurance Trust are sold only as the underlying investment for variable annuity contracts issued by insurance companies.

Wilshire Variable Insurance Trust
1299 Ocean Avenue, Suite 700
Santa Monica, CA 90401

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

SUMMARY

Wilshire Associates Incorporated (“Wilshire”) serves as the investment adviser to the Wilshire Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940 (the “1940 Act”) and is made up of a series of portfolios (each a “Fund” and collectively, the “Funds”). In its oversight of the investment program of the Funds, Wilshire may manage the Funds directly or select investment managers as subadvisers to manage each Fund’s assets. If Wilshire selects subadvisers, Wilshire will determine the allocation of each Fund’s assets among those selected subadvisers. Wilshire selects subadvisers based upon a due diligence process that focuses on, but is not limited to, the subadviser’s philosophy and process, people and organization, resources and performance. Wilshire has discretion to select, retain and discharge the subadvisers with approval from the Trust’s Board of Trustees. Wilshire may take these actions with respect to subadvisers at any time without shareholder approval.

The 2010 Aggressive Fund, 2010 Moderate Fund, 2010 Conservative Fund, 2015 Moderate Fund, 2025 Moderate Fund, 2035 Moderate Fund and 2045 Moderate Fund (each a “Target Maturity Fund” and together, the “Target Maturity Funds”) invest in other Funds that are managed by Wilshire. The other Funds include the Equity Fund, Income Fund, Short-Term Investment Fund, Small Cap Growth Fund, and International Equity Fund (each an “Underlying Fund” and together, the “Underlying Funds”). Each Target Maturity Fund attempts to implement its investment strategies by investing in Underlying Funds. The Underlying Funds are offered for sale in a separate prospectus and each Underlying Fund is described in this prospectus. For a complete description of the Underlying Funds, you may request a separate prospectus dated May 1, 2008 by calling 1-888-200-6796.

2010 Aggressive Fund

Investment Objective: The 2010 Aggressive Fund’s investment objective is to provide high total return until its target retirement date. Thereafter, the 2010 Aggressive Fund’s objective will be to seek high current income and, as a secondary objective, capital appreciation. The investment objectives of the 2010 Aggressive Fund may be changed without a shareholder vote.

Main Investment Strategies: The 2010 Aggressive Fund operates under a fund of funds structure. The 2010 Aggressive Fund invests in Underlying Funds according to an aggressive asset allocation strategy designed for investors planning to retire in 2010, plus or minus two to three years. The 2010 Aggressive Fund’s asset allocation will become more conservative over time. Within 5 to 10 years after 2010, the 2010 Aggressive Fund’s asset allocation will be approximately 80% investment in fixed income securities and the remaining 20% in equity securities.

The 2010 Aggressive Fund invests in Underlying Funds in accordance with weightings determined by Wilshire. The Underlying Funds invest directly in equity and fixed income securities in accordance with their own investment policies and strategies, which are described in the “Main Investment Strategies” sections of the prospectus for each of the Underlying Funds.

The 2010 Aggressive Fund intends to invest in shares of Underlying Funds that invest primarily in equity securities (International Equity Fund, Equity Fund and Small Cap Growth Fund) and in shares of Underlying Funds that invest primarily in fixed income securities (Income Fund and Short-Term

3

Investment Fund). The current target allocation is approximately 63% equity and 37% fixed income. The 2010 Aggressive Fund will increase its allocation to fixed income over time. The 2010 Aggressive Fund’s assets may be reallocated among the Underlying Funds at Wilshire’s discretion. The amounts invested in each of the Underlying Funds will vary from time to time depending on Wilshire’s assessment of business, economic and market conditions, including any potential advantage of price shifts between the equity markets and the fixed income markets. In general, however, Wilshire does not anticipate making frequent changes in asset allocation and will not attempt to time the market. For more information, see “The Fund of Funds Structure” on page 26.

Under normal circumstances, the 2010 Aggressive Fund intends to be fully invested in Underlying Funds. Pending investment, to meet anticipated redemption requests, or as a temporary defensive measure, if Wilshire determines that market conditions warrant, the 2010 Aggressive Fund may also invest, without limitation, in high quality, U.S. dollar-denominated money market instruments. The reason for implementing a temporary defensive position is to avoid market losses. However, if market conditions improve, this strategy may result in reducing the potential gains from a rising market, thus reducing the 2010 Aggressive Fund’s ability to achieve its investment objectives.

An investor in the 2010 Aggressive Fund should understand that alternatively he or she could allocate investments directly to the Underlying Funds. By investing indirectly in the Underlying Funds through the 2010 Aggressive Fund, an investor bears not only his or her proportionate share of expenses of the 2010 Aggressive Fund (such as operating costs), but also, indirectly, similar expenses of the Underlying Funds, as discussed under “Management” on page 36. The following table provides an illustrative allocation among the Underlying Funds. As noted above, actual allocations may vary from time to time.

Income Fund	Short-Term Investment Fund	International Equity Fund	Equity Fund	Small Cap Growth Fund
15%	22%	17%	38%	8%

Main Risks of Investing: By investing in the 2010 Aggressive Fund, an investor assumes the same types of risks, either directly or indirectly, as investing in the Underlying Funds. Such risks are described under the “Main Risks of Investing” sections of the prospectus for each of the Underlying Funds. More information about the risks of investing in the 2010 Aggressive Fund is located in the sections entitled “More About Risks” on page 21 and “Types of Investments and Associated Risks” on page 23. There can be no assurance that the 2010 Aggressive Fund will meet its investment objectives. The 2010 Aggressive Fund’s investment returns will vary, and you could lose money by investing in the 2010 Aggressive Fund.

2010 Moderate Fund

Investment Objective: The 2010 Moderate Fund’s investment objective is to provide high total return until its target retirement date. Thereafter, the 2010 Moderate Fund’s objective will be to seek high current income and, as a secondary objective, capital appreciation. The investment objectives of the 2010 Moderate Fund may be changed without a shareholder vote.

Main Investment Strategies: The 2010 Moderate Fund operates under a fund of funds structure. The 2010 Moderate Fund invests in Underlying Funds according to a moderate asset allocation strategy designed for investors planning to retire in 2010, plus or minus two to three years. The 2010 Moderate Fund’s asset allocation will become more conservative over time. Within 5 to 10 years after 2010, the

4

2010 Moderate Fund’s asset allocation should be approximately 80% investment in fixed income securities and the remaining 20% in equity securities.

The 2010 Moderate Fund invests in Underlying Funds in accordance with weightings determined by Wilshire. The Underlying Funds invest directly in equity and fixed income securities in accordance with their own investment policies and strategies, which are described in the “Main Investment Strategies” sections of the prospectus for each of the Underlying Funds.

The 2010 Moderate Fund intends to invest in shares of Underlying Funds that invest primarily in equity securities (International Equity Fund, Equity Fund and Small Cap Growth Fund) and in shares of Underlying Funds that invest primarily in fixed income securities (Income Fund and Short-Term Investment Fund). The current target allocation is approximately 49% fixed income and 51% equity. The 2010 Moderate Fund will increase its allocation to fixed income over time. The 2010 Moderate Fund’s assets may be reallocated among the Underlying Funds at Wilshire’s discretion. The amounts invested in each of the Underlying Funds will vary from time to time depending on Wilshire’s assessment of business, economic and market conditions, including any potential advantage of price shifts between the equity markets and the fixed income markets. In general, however, Wilshire does not anticipate making frequent changes in asset allocation and will not attempt to time the market. For more information, see “The Fund of Funds Structure” on page 26.

Under normal circumstances, the 2010 Moderate Fund intends to be fully invested in Underlying Funds. Pending investment, to meet anticipated redemption requests, or as a temporary defensive measure, if Wilshire determines that market conditions warrant, the 2010 Moderate Fund may also invest, without limitation, in high quality, U.S. dollar-denominated money market instruments. The reason for implementing a temporary defensive position is to avoid market losses. However, if market conditions improve, this strategy may result in reducing the potential gains from a rising market, thus reducing the 2010 Moderate Fund’s ability to achieve its investment objective.

An investor in the 2010 Moderate Fund should understand that alternatively he or she could allocate investments directly to the Underlying Funds. By investing indirectly in the Underlying Funds through the 2010 Moderate Fund, an investor bears not only his or her proportionate share of expenses of the 2010 Moderate Fund (such as operating costs), but also, indirectly, similar expenses of the Underlying Funds, as discussed under “Management” on page 36. The following table provides an illustrative allocation among the Underlying Funds. As noted above, actual allocations may vary from time to time.

Income Fund	Short-Term Investment Fund	International Equity Fund	Equity Fund	Small Cap Growth Fund
16%	33%	13%	28%	10%

Main Risks of Investing: By investing in the 2010 Moderate Fund, an investor assumes the same types of risks, either directly or indirectly, as investing in the Underlying Funds. Such risks are described under the “Main Risks of Investing” sections of the prospectus for each of the Underlying Funds. More information about the risks of investing in the 2010 Moderate Fund is located in the sections entitled “More About Risks” on page 21 and “Types of Investments and Associated Risks” on page 23. There can be no assurance that the 2010 Moderate Fund will meet its investment objectives. The 2010 Moderate Fund’s investment returns will vary, and you could lose money by investing in the 2010 Moderate Fund.

5

2010 Conservative Fund

Investment Objective: The 2010 Conservative Fund’s investment objective is to provide high total return until its target retirement date. Thereafter, the 2010 Conservative Fund’s objective will be to seek high current income and, as a secondary objective, capital appreciation. The investment objectives of the 2010 Conservative Fund may be changed without a shareholder vote.

Main Investment Strategies: The 2010 Conservative Fund operates under a fund of funds structure. The 2010 Conservative Fund invests in Underlying Funds according to a conservative asset allocation strategy designed for investors planning to retire in 2010, plus or minus two to three years. The 2010 Conservative Fund’s asset allocation will become more conservative over time. Within 5 to 10 years after 2010, the 2010 Conservative Fund’s asset allocation should be approximately 80% investment in fixed income securities and the remaining 20% in equity securities.

The 2010 Conservative Fund invests in Underlying Funds in accordance with weightings determined by Wilshire. The Underlying Funds invest directly in equity and fixed income securities in accordance with their own investment policies and strategies, which are described in the “Main Investment Strategies” sections of the prospectus for each of the Underlying Funds.

The 2010 Conservative Fund intends to invest in shares of Underlying Funds that invest primarily in equity securities (International Equity Fund, Equity Fund and Small Cap Growth Fund) and in shares of Underlying Funds that invest primarily in fixed income securities (Income Fund and Short-Term Investment Fund). The 2010 Conservative Fund’s current target asset allocation is approximately 66% investment in fixed income securities and the remaining 34% in equity securities. The 2010 Conservative Fund will increase its allocation to fixed income over time. The 2010 Conservative Fund’s assets may be reallocated among the Underlying Funds at Wilshire’s discretion. The amounts invested in each of the Underlying Funds will vary from time to time depending on Wilshire’s assessment of business, economic and market conditions, including any potential advantage of price shifts between the equity markets and the fixed income markets. In general, however, Wilshire does not anticipate making frequent changes in asset allocation and will not attempt to time the market. For more information, see “The Fund of Funds Structure” on page 26.

Under normal circumstances, the 2010 Conservative Fund intends to be fully invested in Underlying Funds. Pending investment, to meet anticipated redemption requests, or as a temporary defensive measure, if Wilshire determines that market conditions warrant, the 2010 Conservative Fund may also invest, without limitation, in high quality, U.S. dollar-denominated money market instruments. The reason for implementing a temporary defensive position is to avoid market losses. However, if market conditions improve, this strategy may result in reducing the potential gains from a rising market, thus reducing the 2010 Conservative Fund’s ability to achieve its investment objectives.

An investor in the 2010 Conservative Fund should understand that alternatively he or she could allocate investments directly to the Underlying Funds. By investing indirectly in the Underlying Funds through the 2010 Conservative Fund, an investor bears not only his or her proportionate share of expenses of the 2010 Conservative Fund (such as operating costs), but also, indirectly, similar expenses of the Underlying Funds, as discussed under “Management” on page 36. The following table provides an illustrative allocation among the Underlying Funds. As noted above, actual allocations may vary from time to time.

Income Fund	Short-Term Investment Fund	International Equity Fund	Equity Fund	Small Cap Growth Fund
28%	38%	10%	19%	5%

6

Main Risks of Investing: By investing in the 2010 Conservative Fund, an investor assumes the same types of risks, either directly or indirectly, as investing in the Underlying Funds. Such risks are described under the “Main Risks of Investing” sections of the prospectus for each of the Underlying Funds. More information about the risks of investing in the 2010 Conservative Fund is located in the sections entitled “More About Risks” on page 21 and “Types of Investments and Associated Risks” on page 23. There can be no assurance that the 2010 Conservative Fund will meet its investment objectives. The 2010 Conservative Fund’s investment returns will vary, and you could lose money by investing in the 2010 Conservative Fund.

2015 Moderate Fund

Investment Objective: The 2015 Moderate Fund’s investment objective is to provide high total return until its target retirement date. Thereafter the 2015, Moderate Fund’s objective will be to seek high current income and, as a secondary objective, capital appreciation. The investment objectives of the 2015 Moderate Fund may be changed without a shareholder vote.

Main Investment Strategies: The 2015 Moderate Fund operates under a fund of funds structure. The 2015 Moderate Fund invests in Underlying Funds according to a moderate asset allocation strategy designed for investors planning to retire in 2015, plus or minus two to three years. The 2015 Moderate Fund’s asset allocation will become more conservative over time. Within 5 to 10 years after 2015, the 2015 Moderate Fund’s asset allocation should be approximately 80% investment in fixed income securities and the remaining 20% in equity securities.

The 2015 Moderate Fund invests in Underlying Funds in accordance with weightings determined by Wilshire. The Underlying Funds invest directly in equity and fixed income securities in accordance with their own investment policies and strategies, which are described in the “Main Investment Strategies” sections of the prospectus for each of the Underlying Funds.

The 2015 Moderate Fund intends to invest in shares of Underlying Funds that invest primarily in equity securities (International Equity Fund, Equity Fund and Small Cap Growth Fund) and in shares of Underlying Funds that invest primarily in fixed income securities (Income Fund and Short-Term Investment Fund). The current target allocation is approximately 57% equity and 43% fixed income. The 2015 Moderate Fund will increase its allocation to fixed income over time. The 2015 Moderate Fund’s assets may be reallocated among the Underlying Funds at Wilshire’s discretion. The amounts invested in each of the Underlying Funds will vary from time to time depending on Wilshire’s assessment of business, economic and market conditions, including any potential advantage of price shifts between the equity markets and the fixed income markets. In general, however, Wilshire does not anticipate making frequent changes in asset allocation and will not attempt to time the market. For more information, see “The Fund of Funds Structure” on page 26.

Under normal circumstances, the 2015 Moderate Fund intends to be fully invested in Underlying Funds. Pending investment, to meet anticipated redemption requests, or as a temporary defensive measure, if Wilshire determines that market conditions warrant, the 2015 Moderate Fund may also invest, without limitation, in high quality, U.S. dollar-denominated money market instruments. The reason for implementing a temporary defensive position is to avoid market losses. However, if market conditions improve, this strategy may result in reducing the potential gains from a rising market, thus reducing the 2015 Moderate Fund’s ability to achieve its investment objectives.

7

An investor in the 2015 Moderate Fund should understand that alternatively he or she could allocate investments directly to the Underlying Funds. By investing indirectly in the Underlying Funds through the 2015 Moderate Fund, an investor bears not only his or her proportionate share of certain expenses of the 2015 Moderate Fund (such as operating costs), but also, indirectly, similar expenses of the Underlying Funds, as discussed under “Management” on page 36. The following table provides an illustrative allocation among the Underlying Funds. As noted above, actual allocations may vary from time to time.

Income Fund	Short-Term Investment Fund	International Equity Fund	Equity Fund	Small Cap Growth Fund
19%	24%	15%	32%	10%

Main Risks of Investing: By investing in the 2015 Moderate Fund, an investor assumes the same types of risks, either directly or indirectly, as investing in the Underlying Funds. Such risks are described under the “Main Risks of Investing” sections of the prospectus for each of the Underlying Funds. More information about the risks of investing in the 2015 Moderate Fund is located in the sections entitled “More About Risks” on page 21 and “Types of Investments and Associated Risks” on page 23. There can be no assurance that the 2015 Moderate Fund will meet its investment objectives. The 2015 Moderate Fund’s investment returns will vary, and you could lose money by investing in the 2015 Moderate Fund.

2025 Moderate Fund

Investment Objective: The 2025 Moderate Fund’s investment objective is to provide high total return until its target retirement date. Thereafter, the 2025 Moderate Fund’s objective will be to seek high current income and, as a secondary objective, capital appreciation. The investment objectives of the 2025 Moderate Fund may be changed without a shareholder vote.

Main Investment Strategies: The 2025 Moderate Fund operates under a fund of funds structure. The 2025 Moderate Fund invests in Underlying Funds according to a moderate asset allocation strategy designed for investors planning to retire in 2025, plus or minus two to three years. The 2025 Moderate Fund’s asset allocation will become more conservative over time. Within 5 to 10 years after 2025, the 2025 Moderate Fund’s asset allocation should be approximately 80% investment in fixed income securities and the remaining 20% in equity securities.

The 2025 Moderate Fund invests in Underlying Funds in accordance with weightings determined by Wilshire. The Underlying Funds invest directly in equity and fixed income securities in accordance with their own investment policies and strategies, which are described in the “Main Investment Strategies” sections of the prospectus for each of the Underlying Funds.

The 2025 Moderate Fund intends to invest in shares of Underlying Funds that invest primarily in equity securities (International Equity Fund, Equity Fund and Small Cap Growth Fund) and in shares of Underlying Funds that invest primarily in fixed income securities (Income Fund and Short-Term Investment Fund). The current target allocation is approximately 67% equity and 33% fixed income. The 2025 Moderate Fund will increase its allocation to fixed income over time. The 2025 Moderate Fund’s assets may be reallocated among the Underlying Funds at Wilshire’s discretion. The amounts invested in each of the Underlying Funds will vary from time to time depending on Wilshire’s assessment of business, economic and market conditions, including any potential advantage of price shifts between the

8

equity markets and the fixed income markets. In general, however, Wilshire does not anticipate making frequent changes in asset allocation and will not attempt to time the market. For more information, see “The Fund of Funds Structure” on page 26.

Under normal circumstances, the 2025 Moderate Fund intends to be fully invested in Underlying Funds. Pending investment, to meet anticipated redemption requests, or as a temporary defensive measure, if Wilshire determines that market conditions warrant, the 2025 Moderate Fund may also invest, without limitation, in high quality, U.S. dollar-denominated money market instruments. The reason for implementing a temporary defensive position is to avoid market losses. However, if market conditions improve, this strategy may result in reducing the potential gains from a rising market, thus reducing the 2025 Moderate Fund’s ability to achieve its investment objectives.

An investor in the 2025 Moderate Fund should understand that alternatively he or she could allocate investments directly to the Underlying Funds. By investing indirectly in the Underlying Funds through the 2025 Moderate Fund, an investor bears not only his or her proportionate share of expenses of the 2025 Moderate Fund (such as operating costs), but also, indirectly, similar expenses of the Underlying Funds, as discussed under “Management” on page 36. The following table provides an illustrative allocation among the Underlying Funds. As noted above, actual allocations may vary from time to time.

Income Fund	Short-Term Investment Fund	International Equity Fund	Equity Fund	Small Cap Growth Fund
16%	17%	15%	42%	10%

Main Risks of Investing: By investing in the 2025 Moderate Fund, an investor assumes the same types of risks, either directly or indirectly, as investing in the Underlying Funds. Such risks are described under the “Main Risks of Investing” sections of the prospectus for each of the Underlying Funds. More information about the risks of investing in the 2025 Moderate Fund is located in the sections entitled “More About Risks” on page 21 and “Types of Investments and Associated Risks” on page 23. There can be no assurance that the 2025 Moderate Fund will meet its investment objectives. The 2025 Moderate Fund’s investment returns will vary, and you could lose money by investing in the 2025 Moderate Fund.

2035 Moderate Fund

Investment Objective: The 2035 Moderate Fund’s investment objective is to provide high total return until its target retirement date. Thereafter, the 2035 Moderate Fund’s objective will be to seek high current income and, as a secondary objective, capital appreciation. The investment objectives of the 2035 Moderate Fund may be changed without a shareholder vote.

Main Investment Strategies: The 2035 Moderate Fund operates under a fund of funds structure. The 2035 Moderate Fund invests in Underlying Funds according to a moderate asset allocation strategy designed for investors planning to retire in 2035, plus or minus two to three years. The 2035 Moderate Fund’s asset allocation will become more conservative over time. Within 5 to 10 years after 2035, the 2035 Moderate Fund’s asset allocation should be approximately 80% investment in fixed income securities and the remaining 20% in equity securities.

The 2035 Moderate Fund invests in Underlying Funds in accordance with weightings determined by Wilshire. The Underlying Funds invest directly in equity and fixed income securities in accordance with their own investment policies and strategies, which are described in the “Main Investment Strategies” sections of the prospectus for each of the Underlying Funds.

9

The 2035 Moderate Fund intends to invest in shares of Underlying Funds that invest primarily in equity securities (International Equity Fund, Equity Fund and Small Cap Growth Fund) and in shares of Underlying Funds that invest primarily in fixed income securities (Income Fund and Short-Term Investment Fund). The current target allocation is approximately 80% equity and 20% fixed income. The 2035 Moderate Fund will increase its allocation to fixed income over time. The 2035 Moderate Fund’s assets may be reallocated among the Underlying Funds at Wilshire’s discretion. The amounts invested in each of the Underlying Funds will vary from time to time depending on Wilshire’s assessment of business, economic and market conditions, including any potential advantage of price shifts between the equity markets and the fixed income markets. In general, however, Wilshire does not anticipate making frequent changes in asset allocation and will not attempt to time the market. For more information, see “The Fund of Funds Structure” on page 26.

Under normal circumstances, the 2035 Moderate Fund intends to be fully invested in Underlying Funds. Pending investment, to meet anticipated redemption requests, or as a temporary defensive measure, if Wilshire determines that market conditions warrant, the 2035 Moderate Fund may also invest, without limitation, in high quality, U.S. dollar-denominated money market instruments. The reason for implementing a temporary defensive position is to avoid market losses. However, if market conditions improve, this strategy may result in reducing the potential gains from a rising market, thus reducing the 2035 Moderate Fund’s ability to achieve its investment objectives.

An investor in the 2035 Moderate Fund should understand that alternatively he or she could allocate investments directly to the Underlying Funds. By investing indirectly in the Underlying Funds through the 2035 Moderate Fund, an investor bears not only his or her proportionate share of expenses of the 2035 Moderate Fund (such as operating costs), but also, indirectly, similar expenses of the Underlying Funds, as discussed under “Management” on page 36. The following table provides an illustrative allocation among the Underlying Funds. As noted above, actual allocations may vary from time to time.

Income Fund	Short-Term Investment Fund	International Equity Fund	Equity Fund	Small Cap Growth Fund
10%	10%	18%	50%	12%

Main Risks of Investing: By investing in the 2035 Moderate Fund, an investor assumes the same types of risks, either directly or indirectly, as investing in the Underlying Funds. Such risks are described under the “Main Risks of Investing” sections of the prospectus for each of the Underlying Funds. More information about the risks of investing in the 2035 Moderate Fund is located in the sections entitled “More About Risks” on page 21 and “Types of Investments and Associated Risks” on page 23. There can be no assurance that the 2035 Moderate Fund will meet its investment objectives. The 2035 Moderate Fund’s investment returns will vary, and you could lose money by investing in the 2035 Moderate Fund.

2045 Moderate Fund

Investment Objective: The 2045 Moderate Fund’s investment objective is to provide high total return until its target retirement date. Thereafter, the 2045 Moderate Fund’s objective will be to seek high current income and, as a secondary objective, capital appreciation. The investment objectives of the 2045 Moderate Fund may be changed without a shareholder vote.

Main Investment Strategies: The 2045 Moderate Fund operates under a fund of funds structure. The 2045 Moderate Fund invests in Underlying Funds according to a moderate asset allocation strategy

10

designed for investors planning to retire in 2045, plus or minus two to three years. The 2045 Moderate Fund’s asset allocation will become more conservative over time. Within 5 to 10 years after 2045, the 2045 Moderate Fund’s asset allocation should be approximately 80% investment in fixed income securities and the remaining 20% in equity securities.

The 2045 Moderate Fund invests in Underlying Funds in accordance with weightings determined by Wilshire. The Underlying Funds invest directly in equity and fixed income securities in accordance with their own investment policies and strategies, which are described in the “Main Investment Strategies” sections of the prospectus for each of the Underlying Wilshire Funds.

The 2045 Moderate Fund intends to invest in shares of Underlying Funds that invest primarily in equity securities (International Equity Fund, Equity Fund and Small Cap Growth Fund) and in shares of Underlying Funds that invest primarily in fixed income securities (Income Fund and Short-Term Investment Fund). The current target allocation is approximately 4% fixed income and 96% equity. The 2045 Moderate Fund will increase its allocation to fixed income over time. The 2045 Moderate Fund’s assets may be reallocated among the Underlying Funds at Wilshire’s discretion. The amounts invested in each of the Underlying Funds will vary from time to time depending on Wilshire’s assessment of business, economic and market conditions, including any potential advantage of price shifts between the equity markets and the fixed income markets. In general, however, Wilshire does not anticipate making frequent changes in asset allocation and will not attempt to time the market. For more information, see “The Fund of Funds Structure” on page 26.

Under normal circumstances, the 2045 Moderate Fund intends to be fully invested in Underlying Funds. Pending investment, to meet anticipated redemption requests, or as a temporary defensive measure, if Wilshire determines that market conditions warrant, the 2045 Moderate Fund may also invest, without limitation, in high quality, U.S. dollar-denominated money market instruments. The reason for implementing a temporary defensive position is to avoid market losses. However, if market conditions improve, this strategy may result in reducing the potential gains from a rising market, thus reducing the 2045 Moderate Fund’s ability to achieve its investment objectives.

An investor in the 2045 Moderate Fund should understand that alternatively he or she could allocate investments directly to the Underlying Funds. By investing indirectly in the Underlying Funds through the 2045 Moderate Fund, an investor bears not only his or her proportionate share of expenses of the 2045 Moderate Fund (such as operating costs), but also, indirectly, similar expenses of the Underlying Funds, as discussed under “Management” on page 36. The following table provides an illustrative allocation among the Underlying Funds. As noted above, actual allocations may vary from time to time.

Income Fund	Short-Term Investment Fund	International Equity Fund	Equity Fund	Small Cap Growth Fund
3%	1%	22%	63%	11%

Main Risks of Investing: By investing in the 2045 Moderate Fund, an investor assumes the same types of risks, either directly or indirectly, as investing in the Underlying Funds. Such risks are described under the “Main Risks of Investing” sections of the prospectus for each of the Underlying Funds. More information about the risks of investing in the 2045 Moderate Fund is located in the sections entitled “More About Risks” on page 21 and “Types of Investments and Associated Risks” on page 23. There can be no assurance that the 2045 Moderate Fund will meet its investment objectives. The 2045 Moderate Fund’s investment returns will vary, and you could lose money by investing in the 2045 Moderate Fund.

11

FUND PERFORMANCE HISTORY

The information below provides an illustration of each Target Maturity Fund’s investment performance over the past year and since inception. The bar charts and tables provide some indication of the risks of investing in a Target Maturity Fund by showing the Target Maturity Fund’s investment performance over the past year and by showing how the average annual total returns for the periods indicated compare with a broad-based securities market benchmark. The total return figures do not reflect expenses that apply to the separate account or related annuity contracts. The inclusion of these charges would reduce the total return figures for the period shown. A Target Maturity Fund’s past investment performance does not necessarily indicate how it will perform in the future.

Best Quarter	Worst Quarter
4.03% (2Q07)	(2.15)% (4Q07)

Average Annual Total Returns
(periods ended December 31, 2007)

	1 Year	Since Inception (5/01/06)
2010 Aggressive Fund	4.35%	5.86%
Blended Benchmark* (reflects no deduction for fees, expenses or taxes)	6.57%	8.15%

*
The Blended Benchmark is based on the 2010 Aggressive Fund’s target allocation and is comprised of 40% S&P 500 Index, 8% Russell 2000 Growth Index, 16% MSCI EAFE Index, 17% Lehman Brothers Aggregate Bond Index and 19% Treasury Bill Index. The S&P 500 Index is an index comprised of 500 U.S. stocks. The Russell 2000 Growth Index is an index comprised of the Russell 2000 Growth securities with a greater-than-average growth orientation. The MSCI EAFE Index is a capitalization weighted measure of stock markets in Europe, Australia and the Far East. The Lehman Brothers Aggregate Bond Index is a market value-weighted index of investment grade fixed-rated debt issues, including government, corporate, asset-backed and mortgage-backed securities with a maturity of one year or more. The Treasury Bill Index consists of U.S. Treasury Bills with 90 day maturities. All indices are unmanaged.

12

Best Quarter	Worst Quarter
2.83% (2Q07)	(1.11)% (4Q07)

Average Annual Total Returns
(periods ended December 31, 2007)

	1 Year	Since Inception (5/01/06)
2010 Moderate Fund	4.47%	5.51%
Blended Benchmark* (reflects no deduction for fees, expenses or taxes)	6.07%	7.12%

*
The Blended Benchmark is based on the 2010 Moderate Fund’s target allocation and is comprised of 25% S&P 500 Index, 6% Russell 2000 Growth Index, 10% MSCI EAFE Index, 22% Lehman Brothers Aggregate Bond Index and 37% Treasury Bill Index. The S&P 500 Index is an index comprised of 500 U.S. stocks. The Russell 2000 Growth Index is an index comprised of the Russell 2000 Growth securities with a greater-than-average growth orientation. The MSCI EAFE Index is a capitalization weighted measure of stock markets in Europe, Australia and the Far East. The Lehman Brothers Aggregate Bond Index is a market value-weighted index of investment grade fixed-rated debt issues, including government, corporate, asset-backed and mortgage-backed securities with a maturity of one year or more. The Treasury Bill Index consists of U.S. Treasury Bills with 90 day maturities. All indices are unmanaged.

13

Best Quarter	Worst Quarter
1.59% (3Q07)	(0.26)% (4Q07)

Average Annual Total Returns
(periods ended December 31, 2007)

	1 Year	Since Inception (5/01/06)
2010 Conservative Fund	3.93%	5.13%
Blended Benchmark* (reflects no deduction for fees, expenses or taxes)	5.96%	6.67%

*
The Blended Benchmark is based on the 2010 Conservative Fund’s target allocation and is comprised of 12% S&P 500 Index, 2% Russell 2000 Growth Index, 7% MSCI EAFE Index, 35% Lehman Brothers Aggregate Bond Index and 44% Treasury Bill Index. The S&P 500 Index is an index comprised of 500 U.S. stocks. The Russell 2000 Growth Index is an index comprised of the Russell 2000 Growth securities with a greater-than-average growth orientation. The MSCI EAFE Index is a capitalization weighted measure of stock markets in Europe, Australia and the Far East. The Lehman Brothers Aggregate Bond Index is a market value-weighted index of investment grade fixed-rated debt issues, including government, corporate, asset-backed and mortgage-backed securities with a maturity of one year or more. The Treasury Bill Index consists of U.S. Treasury Bills with 90 day maturities. All indices are unmanaged.

14

Best Quarter	Worst Quarter
3.27% (2Q07)	(1.41)% (4Q07)

Average Annual Total Returns
(periods ended December 31, 2007)

	1 Year	Since Inception (5/01/06)
2015 Moderate Fund	4.57%	6.00%
Blended Benchmark* (reflects no deduction for fees, expenses or taxes)	6.27%	7.50%

*
The Blended Benchmark is based on the 2015 Moderate Fund’s target allocation and is comprised of 32% S&P 500 Index, 8% Russell 2000 Growth Index, 11% MSCI EAFE Index, 22% Lehman Brothers Aggregate Bond Index and 27% Treasury Bill Index. The S&P 500 Index is an index comprised of 500 U.S. stocks. The Russell 2000 Growth Index is an index comprised of the Russell 2000 Growth securities with a greater-than-average growth orientation. The MSCI EAFE Index is a capitalization weighted measure of stock markets in Europe, Australia and the Far East. The Lehman Brothers Aggregate Bond Index is a market value-weighted index of investment grade fixed-rated debt issues, including government, corporate, asset-backed and mortgage-backed securities with a maturity of one year or more. The Treasury Bill Index consists of U.S. Treasury Bills with 90 day maturities. All indices are unmanaged.

15

2025 Moderate Fund

Best Quarter	Worst Quarter
3.73% (2Q07)	(1.93)% (4Q07)

Average Annual Total Returns
(periods ended December 31, 2007)

	1 Year	Since Inception (5/01/06)
2025 Moderate Fund	4.36%	6.22%
Blended Benchmark* (reflects no deduction for fees, expenses or taxes)	6.35%	7.89%

*
The Blended Benchmark is based on the 2025 Moderate Fund’s target allocation and is comprised of 42% S&P 500 Index, 9% Russell 2000 Growth Index, 11% MSCI EAFE Index, 20% Lehman Brothers Aggregate Bond Index and 18% Treasury Bill Index. The S&P 500 Index is an index comprised of 500 U.S. stocks. The Russell 2000 Growth Index is an index comprised of the Russell 2000 Growth securities with a greater-than-average growth orientation. The MSCI EAFE Index is a capitalization weighted measure of stock markets in Europe, Australia and the Far East. The Lehman Brothers Aggregate Bond Index is a market value-weighted index of investment grade fixed-rated debt issues, including government, corporate, asset-backed and mortgage-backed securities with a maturity of one year or more. The Treasury Bill Index consists of U.S. Treasury Bills with 90 day maturities. All indices are unmanaged.

16

Best Quarter	Worst Quarter
5.13% (2Q07)	(2.75)% (4Q07)

Average Annual Total Returns
(periods ended December 31, 2007)

	1 Year	Since Inception (5/01/06)
2035 Moderate Fund	4.61%	6.20%
Blended Benchmark* (reflects no deduction for fees, expenses or taxes)	6.43%	8.35%

*
The Blended Benchmark is based on the 2035 Moderate Fund’s target allocation and is comprised of 57% S&P 500 Index, 13% Russell 2000 Growth Index, 12% MSCI EAFE Index, 10% Lehman Brothers Aggregate Bond Index and 8% Treasury Bill Index. The S&P 500 Index is an index comprised of 500 U.S. stocks. The Russell 2000 Growth Index is an index comprised of the Russell 2000 Growth securities with a greater-than-average growth orientation. The MSCI EAFE Index is a capitalization weighted measure of stock markets in Europe, Australia and the Far East. The Lehman Brothers Aggregate Bond Index is a market value-weighted index of investment grade fixed-rated debt issues, including government, corporate, asset-backed and mortgage-backed securities with a maturity of one year or more. The Treasury Bill Index consists of U.S. Treasury Bills with 90 day maturities. All indices are unmanaged.

17

Best Quarter	Worst Quarter
6.15% (2Q07)	(3.95)% (4Q07)

Average Annual Total Returns
(periods ended December 31, 2007)

	1 Year	Since Inception (5/01/06)
2045 Moderate Fund	3.95%	5.91%
Blended Benchmark* (reflects no deduction for fees, expenses or taxes)	6.57%	8.97%

*
The Blended Benchmark is based on the 2045 Moderate Fund’s target allocation and is comprised of 70% S&P 500 Index, 13% Russell 2000 Growth Index, 15% MSCI EAFE Index and 2% Lehman Brothers Aggregate Bond Index. The S&P 500 Index is an index comprised of 500 U.S. stocks. The Russell 2000 Growth Index is an index comprised of the Russell 2000 Growth securities with a greater-than-average growth orientation. The MSCI EAFE Index is a capitalization weighted measure of stock markets in Europe, Australia and the Far East. The Lehman Brothers Aggregate Bond Index is a market value-weighted index of investment grade fixed-rated debt issues, including government, corporate, asset-backed and mortgage-backed securities with a maturity of one year or more. All indices are unmanaged.

Fees and Expenses This section describes the fees and expenses that you may pay if you buy and hold shares of the Target Maturity Funds. Target Maturity Fund shares are no-load investments, so you will not pay any sales loads, redemption fees or exchange fees. However, you will indirectly pay annual Target Maturity Fund operating expenses, which vary from year to year. In addition, the separate account and annuity contracts involve other charges and expenses not described below, which may include sales charges, redemption fees or exchange fees. The Target Maturity Funds’ expenses would be higher if these other charges and expenses associated with the separate account or annuity contracts were included in the expense tables below.

18

Annual Target Maturity Funds Operating Expenses
(expenses that are deducted from each Target Maturity Fund’s assets)

	Management Fee	Distribution (12b-1) Fee	Other Expenses	Gross Annual Expenses	Less Expense Reimbursement(2)	Underlying Fund Fees and Expenses	Total Annual Operating Expenses(2)
2010 Aggressive Fund(1)	0.35%	0.00%	8.60%	8.95%	(8.45)%	1.08%	1.58%
2010 Moderate Fund(1)	0.35%	0.00%	3.25%	3.60%	(3.10)%	0.86%	1.36%
2010 Conservative Fund(1)	0.35%	0.00%	5.61%	5.96%	(5.46)%	0.73%	1.23%
2015 Moderate Fund(1)	0.35%	0.00%	1.00%	1.35%	(0.85)%	0.96%	1.46%
2025 Moderate Fund(1)	0.35%	0.00%	1.37%	1.72%	(1.22)%	1.04%	1.54%
2035 Moderate Fund(1)	0.35%	0.00%	3.02%	3.37%	(2.87)%	1.17%	1.67%
2045 Moderate Fund(1)	0.35%	0.00%	5.32%	5.67%	(5.17)%	1.29%	1.79%

(1)
Each Target Maturity Fund’s shareholders indirectly bear, pro rata, the expenses of the Underlying Funds in which each Target Maturity Fund invests. These indirect expenses, which will vary with changes in allocations and Underlying Fund expenses, are based on the average expense ratio for the Underlying Funds in which each Target Maturity Fund invests, based on each Target Maturity Fund’s current target allocation among the Underlying Funds and the actual expenses of the shares of those Underlying Funds. Underlying Funds fees and expenses also include the expenses indirectly incurred by each Target Maturity Fund’s investment in other investment companies other than each Underlying Fund. The Underlying Fund fees and expenses are not reflected in each Target Maturity Fund’s expense ratio as shown in the Financial Highlights tables of this prospectus.

(2)
Wilshire has contractually agreed to waive Management Fees and/or reimburse expenses for each Target Maturity Fund through April 30, 2009, so that the Total Annual Operating Expenses for each Target Maturity Fund, excluding the fees and expenses of the Underlying Funds, will not exceed 0.50% (the “Expense Limitation”). Each Target Maturity Fund, for a period not to exceed three (3) years from commencement of operations, will repay Wilshire any expenses in excess of the Expense Limitation, provided the Target Maturity Fund is able to effect such reimbursement and remain in compliance with the Expense Limitation. Total Annual Operating Expenses are the sum of a Target Maturity Fund’s direct annual operating expenses and of a Target Maturity Fund’s indirect Underlying Fund fees and expenses.

19

Example

This example is intended to help you compare the cost of investing in a Target Maturity Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in a Target Maturity Fund, redeem all of your shares at the end of the periods shown, earn a 5% return each year and incur the same operating expenses as shown above. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
2010 Aggressive Fund	$161	$2,132	$3,910	$7,630
2010 Moderate Fund	$138	$1,068	$2,007	$4,401
2010 Conservative Fund	$125	$1,490	$2,810	$5,918
2015 Moderate Fund	$149	$640	$1,158	$2,580
2025 Moderate Fund	$157	$741	$1,351	$3,001
2035 Moderate Fund	$170	$1,112	$2,064	$4,480
2045 Moderate Fund	$182	$1,591	$2,945	$6,104

20

MORE ABOUT RISKS

The Target Maturity Funds have principal investment strategies that come with inherent risks. The following is a list of the principal risks associated with those strategies. Because the Target Maturity Funds invest in the shares of the Underlying Funds, the Target Maturity Funds will be subject to the risks of the Underlying Funds. The following paragraphs describe the types of risks that each Target Maturity Fund may experience. For a more complete discussion of the risks of the Underlying Funds, please see the prospectus of the Underlying Funds dated May 1, 2008.

Currency Risk. Non-U.S. dollar-denominated securities are subject to fluctuations in the exchange rates between the U.S. dollar and foreign currencies which may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign currency denominated investments, and may widen any losses.

Derivatives Risk. When an Underlying Fund uses derivatives (securities whose value is based upon the value of another security or an index) to hedge positions in the portfolio, any loss generated by the derivative security should be substantially offset by gains on the hedged investment and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. To the extent that a derivative is not used as a hedge (i.e., for speculation), an Underlying Fund is directly exposed to the potential gains and losses of that derivative. Gains and losses from non-hedging derivative positions may be substantially greater than the derivative’s original cost.

Credit Risk. For debt securities, credit risk is the possibility that an issuer or counterparty to a contract will fail to make timely payments of interest or principal to an Underlying Fund. The credit risk of an Underlying Fund depends on the credit quality of its underlying securities. In general, for debt securities, the lower the credit quality of an Underlying Fund’s securities, the higher the Underlying Fund’s risk, all other factors such as maturity being equal.

Interest Rate Risk. For debt securities, interest rate risk is the possibility that the price will fall because of changing interest rates. In general, debt security prices rise and fall inversely to changes in interest rates. If interest rates rise, bond prices generally fall; if interest rates fall, bond prices generally rise. In addition, for a given change in interest rates, longer-maturity bonds fluctuate more in price (gaining or losing more in value) than shorter-maturity bonds.

Investment Style Risk. During certain market conditions, an Underlying Fund with a more specific investment style (such as value or growth) may perform less well than an Underlying Fund that allows greater flexibility in the investment of assets.

Liquidity Risk. An Underlying Fund may invest in certain securities that may be difficult or impossible to sell at a certain time and at a price that the Underlying Fund finds to be favorable. An Underlying Fund may have to accept an unfavorable price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on portfolio management or investment performance.

Market Risk. For equity securities, stock market movements will affect an Underlying Fund’s share price on a daily basis. Declines in value are possible because of declines in the stock market in general or because of a decline in the specific securities held by an Underlying Fund. There is also the possibility that the price of the security will fall because the market perceives that there is or will be a deterioration

21

in the fundamental value of the issuer or poor earnings performance by the issuer. Market risk may affect a single company, industry, sector or the market as a whole. For debt securities, the market value of a security may move up and down, sometimes rapidly and unpredictably. Market risk may affect a single issuer, an industry, a sector or the bond market as a whole.

Portfolio Strategy Risk. The performance of an Underlying Fund is in part dependent upon either Wilshire’s or a subadviser’s skill in making appropriate investments. To the extent that an Underlying Fund’s investments differ from the portfolio represented by the benchmark, there exists the potential for volatility of the return of the Underlying Fund relative to its index. As the industry and sector composition of the market or index changes over time, the implementation of an Underlying Fund’s strategy can lead to substantial differences in the sector or industry allocation of the Underlying Fund relative to the market or index.

Prepayment Risk. Mortgage-backed securities are subject to the risk of unanticipated prepayments of principal with respect to mortgages in the security’s underlying pool of assets. While principal prepayments are passed through to the holders of the securities, prepayments also reduce the future payments on such securities and may reduce their value. Mortgage-backed securities are subject to the risk that an unexpected rise in interest rates will extend the life of a mortgage-backed security beyond the expected prepayment time, typically reducing the security’s value. Mortgage-backed securities are subject to the risk that an unexpected decline in interest rates will contract the life of a mortgage-backed security, thereby affecting its prepayment schedule, which may affect the value of the security.

Reinvestment Risk. During periods of falling interest rates, a debt security with a high stated interest rate may be prepaid (or “called”) prior to its expected maturity date. If, during periods of falling interest rates, a debt security with a high stated interest rate is called, the unanticipated proceeds would likely be invested at lower interest rates, and an Underlying Fund’s income or yield may decline. Call provisions, which may lead to reinvestment risk, are most common for intermediate- and long-term municipal, corporate and mortgage-backed securities. To the extent securities subject to call were acquired at a premium, the potential for appreciation in the event of a decline in interest rates may be limited and may even result in losses.

Turnover Risk. An Underlying Fund that trades aggressively will experience high portfolio turnover and relatively high brokerage and other transaction costs. Such transaction costs may lower an Underlying Fund’s effective return.

Valuation Risk. An Underlying Fund may invest in securities that are difficult to value and may inadvertently value certain of its securities at a higher price than the market will bear.

22

TYPES OF INVESTMENTS AND ASSOCIATED RISKS

The following provides additional information on various types of instruments in which the Underlying Funds may invest and their associated risks. Because the Target Maturity Funds invest in shares of the Underlying Funds, the Target Maturity Funds indirectly invest in the same investments as listed for the Underlying Funds. For a more detailed description of the various types of instruments in which the Underlying Funds may invest and their associated risks, please see the section entitled “Description of Securities and Risks” in the Statement of Additional Information (“SAI”).

ADRS, EDRS and GDRS. The Small Cap Growth Fund and International Equity Fund may invest in both sponsored and unsponsored American Depository Receipts (“ADRs”), European Depository Receipts (“EDRs”), Global Depository Receipts (“GDRs”) and other similar global instruments. The Equity Fund may invest in ADRs. ADRs typically are issued by an American bank or trust company and evidence ownership of underlying securities issued by a foreign corporation. EDRs, which are sometimes referred to as Continental Depository Receipts, are receipts issued in Europe, typically by foreign banks and trust companies, that evidence ownership of either foreign or domestic underlying securities. GDRs are depository receipts structured like global debt issues to facilitate trading on an international basis. Unsponsored ADR, EDR and GDR programs are organized independently and without the cooperation of the issuer of the underlying securities. As a result, available information concerning the issuer may not be as current as for sponsored ADRs, EDRs and GDRs, and the prices of unsponsored ADRs, EDRs and GDRs may be more volatile than if such instruments were sponsored by the issuer. Investments in ADRs, EDRs and GDRs present additional investment considerations, as described below under “Foreign Securities.”

Foreign Securities. The Equity Fund, International Equity Fund, Small Cap Growth Fund, Income Fund and Short-Term Investment Fund may invest in foreign securities. Investing outside the United States involves economic and political considerations not typically applicable to U.S. markets. These considerations, which may favorably or unfavorably affect an Underlying Fund’s performance, include, but are not limited to, changes in exchange rates and exchange rate controls (which may include suspension of the ability to transfer currency from a given country), costs incurred in conversions between currencies, nonnegotiable brokerage commissions, different accounting standards, lower trading volume and greater market volatility, the difficulty of enforcing obligations in other countries, less securities regulation, different tax provisions (including withholding on interest and dividends paid to an Underlying Fund), war, expropriation, political and social instability and diplomatic developments. Further, the settlement period of securities transactions in foreign markets may be longer than in domestic markets. These considerations generally are heightened in developing countries. For example, the possibility of political upheaval and the dependence on foreign economic assistance may be greater in these countries than in developed countries. Wilshire and the subadvisers seek to mitigate the risks associated with these considerations through diversification and active professional management. For a more detailed description of foreign securities, see the SAI of the Trust.

Forward Foreign and Currency Exchange Contracts. The International Equity Fund may invest in foreign currencies. The Income Fund may enter into forward foreign currency exchange contracts (“forward contracts”) up to 15% of the value of its total net assets, for hedging purposes only. A forward contract involves an obligation to purchase or sell a specific currency for an agreed price at a future date, which may be any fixed number of days from the date of the contract. The agreed price may be

23

fixed or within a specified range of prices. The Income Fund also may enter into foreign currency futures contracts and foreign currency options up to 15% of the value of total net assets, for hedging purposes only. Foreign currency futures contracts are standardized contracts traded on commodities exchanges that involve an obligation to purchase or sell a predetermined amount of currency at a predetermined date at a specified price. For a more detailed description of foreign currencies, see the SAI of the Trust.

High-Yield (High-Risk) Securities. The Income Fund may invest in fixed income or convertible securities rated lower than “Baa” by Moody’s Investors Service (“Moody’s”) or “BBB” by Standard & Poor’s (“S&P”), or unrated securities of comparable quality, which are commonly referred to as “junk bonds” or “high-yield/high-risk” securities. These securities are considered speculative and generally involve a higher risk of loss of principal and income than higher-rated, investment grade securities. The value of these securities generally fluctuates more than those of higher-rated securities. The value of high-yield, high-risk securities may also be influenced by the bond market’s perception of an issuer’s credit quality or its outlook for economic growth. As with any other asset in the Income Fund’s portfolio, any reduction in the value of such securities would be reflected in the net asset value of the Income Fund. In addition, a fund that invests in lower-quality securities may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal and interest on its holdings. As a result of the associated risks, successful investments in high-yield (high-risk) securities will be more dependent on Wilshire’s and the subadvisers’ credit analysis than generally would be the case with investments in investment grade securities. Lower-quality securities tend to be less liquid than higher-quality debt securities because the market for them is not as broad or active. The lack of a liquid secondary market may have an adverse effect on market price and the Income Fund’s ability to sell particular securities. For a description of ratings, and a more detailed description of high-yield (high-risk) securities, see the SAI of the Trust.

Illiquid Securities. The Income Fund may invest up to 10% of its net assets in securities that are illiquid. Variable and floating rate instruments that cannot be disposed of within seven days and repurchase agreements and time deposits that do not provide for payment within seven days after notice, without taking a reduced price, are subject to these limits. Each of the Small Cap Growth Fund and International Equity Fund may invest up to 15% of its net assets in illiquid securities, including repurchase agreements maturing in more than seven days. The Income Fund may invest up to 10% of its net assets in illiquid securities and may not invest in “restricted securities” except for Rule 144A securities. The Small Cap Growth Fund, International Equity Fund and Income Fund may purchase securities which are not registered under the Securities Act of 1933 (the “1933 Act”) but which can be sold to “qualified institutional buyers” in accordance with Rule 144A under the 1933 Act if they are determined to be liquid. Any such security will be considered liquid so long as it is determined by a subadviser that an adequate trading market exists for that security. This investment practice could have the effect of increasing the level of illiquidity in an Underlying Fund during any period that qualified institutional buyers become uninterested in purchasing these restricted securities. As a matter of operating policy, each Underlying Fund will invest only in Rule 144A securities that are deemed to be liquid, and will limit its investment in Rule 144A securities to 20% of its net assets. The Equity Fund and Short-Term Investment Fund may not invest in illiquid or restricted securities or securities not fully marketable.

24

Mortgage- and Asset-Backed Securities. The Income Fund may invest in mortgage- and asset-backed securities which represent shares in a pool of mortgages or other debt. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis. These securities involve prepayment risk, which is the risk that the underlying mortgages or other debt may be refinanced or paid off before they mature, particularly during periods of declining interest rates. In that case, a subadviser may have to reinvest the proceeds from the securities at a lower interest rate. This could lower the Income Fund’s return and result in losses to the Income Fund if some securities were acquired at a premium. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk. The Income Fund may also invest in collateralized mortgage obligations (“CMOs”). In a CMO, a series of bonds or certificates is issued in multiple classes, which have varying levels of risks. For a more detailed description of mortgage- and asset-backed securities, see the SAI of the Trust.

Adjustable Rate Mortgage Securities. The Income Fund may invest in adjustable rate mortgage securities. Adjustable rate mortgage securities are pass-through mortgage securities collateralized by mortgages with adjustable rather than fixed rates. For a more detailed description of adjustable rate mortgage securities, see the SAI of the Trust.

Options and Futures Contracts. The Income Fund, Small Cap Growth Fund and International Equity Fund may invest in options and futures. The Equity Fund may invest in futures. Options are the right, but not the obligation to buy or sell a specified amount of securities or other assets on or before a fixed date. Futures contracts are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. The Small Cap Growth Fund and International Equity Fund may write covered call options, buy put options, buy call options and write secured put options for the purpose of hedging or earning additional income, which may be deemed speculative or, with respect to the International Equity Fund, cross-hedging. The Small Cap Growth Fund and International Equity Fund may also invest in financial futures contracts and options on futures contracts to commit funds awaiting investment in securities or maintain cash liquidity or for other risk management purposes. For a more detailed description of options and futures contracts and their associated risks, see the SAI of the Trust.

Securities Lending. The Equity Fund, Income Fund, Small Cap Growth Fund and International Equity Fund each may lend its investment securities in an amount of up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions. Any loss in the market price of securities loaned by an Underlying Fund that occurs during the term of the loan would be borne by an Underlying Fund and would affect an Underlying Fund’s investment performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by an Underlying Fund’s delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower. The Trust’s Board of Trustees will make arrangements to vote or consent with respect to a material event affecting portfolio securities on loan. The Short-Term Investment Fund may not make loans to other persons, except by the purchase of obligations in which the Short-Term Investment Fund is authorized to invest.

When-Issued Purchases and Forward Commitments. The Equity Fund, Small Cap Growth Fund, International Equity Fund and Income Fund each may purchase securities on a “when-issued” basis and

25

may purchase or sell securities on a “forward commitment” basis. These transactions involve a commitment by an Underlying Fund to purchase or sell particular securities with payment and delivery taking place at a future date (perhaps one or two months later), and permit an Underlying Fund to lock in as price or yield on a security it owns or intends to purchase, regardless of future changes in interest rates. When-issued and forward commitment transactions involve the risk, however, that the price or yield obtained in a transaction may be less favorable than the price or yield available in the market when the securities delivery takes place. The Underlying Funds do not intend to engage in when-issued purchases and forward commitments for speculative purposes but only in furtherance of their investment objectives. For a more detailed description of when-issued purchases and forward commitments, see the SAI of the Trust.

THE FUND OF FUNDS STRUCTURE

Each of the Target Maturity Funds is structured as a “fund of funds,” which means that each Target Maturity Fund attempts to implement its investment strategies by investing in the Underlying Funds.

Each Target Maturity Fund has its own distinct risk and reward characteristics, investment objectives, policies and strategies. Wilshire constructs and maintains asset allocation strategies for the Target Maturity Funds. The degree to which a Target Maturity Fund is invested in the particular market segments and/or asset classes represented by the Underlying Funds varies, as does the investment risk and reward potential represented by each Target Maturity Fund. Wilshire’s selection of the Underlying Funds may have a positive or negative effect on a Target Maturity Fund’s investment performance.

In managing the Target Maturity Funds, Wilshire focuses on three key principles: asset allocation, portfolio structure and continuous fund management. Asset allocation across appropriate asset classes (i.e., the Underlying Funds) is the central theme of Wilshire’s investment philosophy. Wilshire seeks to reduce risk by investing in Underlying Funds that are diversified within each asset class. Finally, Wilshire will rebalance allocations to ensure that the appropriate mix of assets is constantly in place.

Each Target Maturity Fund reserves the ability to discontinue using a fund of funds structure and invest directly in the types of securities in which the Underlying Funds invest. Shareholders will be notified in advance before the structure of a Target Maturity Fund is changed.

You may also invest in the Underlying Funds directly. By investing in the Underlying Funds indirectly through the Target Maturity Funds, you will incur not only a proportionate share of the expenses of the Underlying Funds held by a Target Maturity Fund, but also expenses of the Target Maturity Fund. However, an investor who chooses to invest directly in an Underlying Fund would not receive the asset allocation and rebalancing services provided by Wilshire.

Information About the Underlying Funds

Equity Fund

Investment Objective: The Equity Fund seeks long-term capital growth. As a secondary investment objective, the Equity Fund seeks conservation of principal and production of income.

26

Main Investment Strategies: The Equity Fund invests, under normal circumstances, at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities. The Equity Fund ordinarily invests in common stocks of domestic companies. These companies vary in size and operating history, they may or may not be listed on a stock exchange and they may be in any industry. On average, the Equity Fund will have a value-bias, generally exhibiting an average price to earnings ratio lower than, and an average dividend yield higher than, that of the market as measured by the S&P 500 Index. The Equity Fund may also invest in preferred stocks. Additionally, up to 10% of the Equity Fund’s assets may be invested in U.S. dollar-denominated securities of foreign issuers, including common stock, preferred stock, convertible securities and American Depository Receipts. Included within the definition of “domestic companies” are companies that are not incorporated in the U.S. but have one or more of the following attributes: principal place of business in the U.S.; substantial portion of income derived from activities in the U.S.; equity securities traded on a major U.S. stock exchange or included in a recognized index of U.S. stocks; or complies with U.S. accounting standards. Thus, securities of such issuers are not subject to the 10% limitation on securities of foreign issuers.

Currently, Wilshire has retained AllianceBernstein, L.P. (“AllianceBernstein”), New York Life Investment Management (“NYLIM”) and Pzena Investment Management, LLC (“Pzena”) to manage the Equity Fund. The basic investment philosophy of each subadviser is described below.

Two teams are primarily responsible for overseeing AllianceBernstein’s portion of the Equity Fund; the U.S. Large Cap Growth Portfolio Oversight Group and the U.S. Value Investment Policy Group. AllianceBernstein’s U.S. Large Cap Growth is a concentrated portfolio of 50 to 70 stocks that seeks to generate its premium through superior research-driven security selection. AllianceBernstein’s portfolio management team strives to invest in companies whose growth potential appears likely to outpace market expectations, usually due to a combination of unique product or service offering, high barriers to entry and management’s ability to execute corporate strategy. AllianceBernstein’s U.S. Diversified Value seeks to capture misvaluations in the large-capitalization U.S. equity market through an investment process combining rigorous fundamental research with quantitative analysis and disciplined risk control. AllianceBernstein’s U.S. Diversified Value invests in approximately 150 companies, overweighting those that are trading at significant discounts to their long-term earnings power, as determined by AllianceBernstein’s analysts. U.S. Diversified Value portfolios can be managed to closely track either the S&P 500 or Russell 1000 Value Index over full market cycles.

NYLIM seeks to identify companies that are considered to have a high probability of outperforming the S&P 500 Index. The underlying process for selecting securities is based on a quantitative process that ranks stocks based on such fundamental factors as valuation and earnings, as well as on technical behavioral factors. On occasion, trading strategies that seek to realize returns over shorter periods may be employed. The core strategy utilized by the portfolio manager includes both growth and value styles. A bottom-up approach, which assesses the individual strengths of stocks, is used to enhance returns. NYLIM’s portion of the Equity Fund’s portfolios is constructed with an optimizer seeking to maximize return given a targeted tracking error and specific constraints.

Upon completion of the analysis and review, NYLIM’s portfolio management team enters trades in the portfolio management system, creating an electronic trading blotter. The blotter is immediately available, electronically, to the trader who is then responsible for placing the orders with various brokers. The objective is to create a portfolio of securities with the most attractive return forecasts while minimizing risk relative to the benchmark. The current risk controls applied to the portfolio are a maximum target

27

tracking error of 2% annualized, sector constraints of +/-2.5%, and security-specific bounds of +/-1.25% relative to the benchmark.

NYLIM typically engages in price-sensitive strategic trading, taking care to build or liquidate positions based on the specific trading characteristics of each security. The portfolio management team works closely with trading to monitor the status of outstanding trades.

Pzena manages its allocated portion of the Equity Fund’s portfolio using a classic value investment philosophy. Pzena defines value stocks as those stocks whose prices are low relative to their longer-term normal earnings power. Pzena’s security selection process involves an initial ranking of the 500 largest U.S. listed companies, from the least expensive to the most expensive, based upon a ratio of each company’s price-to-normalized earnings. Research priority is given to the least expensive stocks, those exhibiting a group or sector theme, and those offering portfolio diversification benefits. Companies undergo rigorous qualitative research by Pzena’s analysts to determine whether the causes of the under-valuation are likely to be temporary or permanent. Third party analysis and data sources are used for about 10% to 20% of this research. Onsite due diligence is also an important step in Pzena’s security selection determination. This step occurs at the end of the research process, which enables Pzena to engage in a dialogue with company management from the perspective of well-informed, critical thinkers. As a result of Pzena’s security selection process, the portion of the Equity Fund’s portfolio allocated to Pzena will typically be highly concentrated with a strong value emphasis.

Under normal circumstances, the Equity Fund intends to be fully invested. Pending investment, to meet anticipated redemption requests, or as a temporary defensive measure if a subadviser determines that market conditions warrant, the Equity Fund may also invest, without limitation, in high quality, U.S. dollar-denominated money market instruments. The reason for implementing a temporary defensive position would be to avoid market losses. However, if market conditions improve, this strategy could result in reducing the potential gains from market upswings, thus reducing the Equity Fund’s ability to achieve its investment objective.

Main Risks of Investing: Because the Equity Fund invests most of its assets in common stocks, one of the primary risks is that the value of the stocks it holds might decrease in response to the activities of the company that issued the stock, or general economic and market conditions. More information about the risks of investing in the Equity Fund is located in the sections entitled “More About Risks” on page 21 and “Types of Investments and Associated Risks” on page 23. There can be no assurance that the Equity Fund will meet its investment objective. The Equity Fund’s returns will vary, and you could lose money by investing in a Target Maturity Fund that invests in the Equity Fund.

The following table shows the Equity Fund’s average annual total returns for the periods ended December 31, 2007.

	1 Year	5 Years	10 Years
Equity Fund	2.20%	12.20%	3.22%

Income Fund

Investment Objective: The Income Fund seeks to achieve a long-term total rate of return in excess of the U.S. bond market over a full market cycle.

28

Main Investment Strategies: The Income Fund invests, under normal circumstances, at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in fixed income securities. These securities are primarily U.S. investment grade fixed income securities, including government and corporate securities, agency mortgage pass-through securities and asset-backed securities.

The Income Fund invests at least 75% of its total assets in:

•
investment grade, publicly offered debt securities, including mortgage-backed and other asset-backed securities (within the four highest ratings as determined by Moody’s or by S&P or an equivalent rating at the time of purchase)

•	securities issued or guaranteed by the U.S. government or its agencies

•
high quality commercial paper (within the two highest grades as determined by both Moody’s and S&P or an equivalent rating), repurchase and reverse repurchase agreements, time deposits with maturities less than seven days and cash or cash equivalents

•
high grade U.S. dollar-denominated debt obligations of foreign governments, foreign corporations, foreign branches of U.S. banks and foreign banks (limited to the four highest ratings as determined by Moody’s or S&P or an equivalent rating at the time of purchase and to 15% of the Income Fund’s total assets)

•
highest quality non-U.S. dollar-denominated debt obligations of foreign issuers (limited to the four highest rating as determined by Moody’s or S&P or an equivalent rating at the time of purchase) which are fully hedged back into U.S. dollars and do not exceed 15% of the Income Fund’s total assets

Generally, the average duration of the U.S. portion of the Income Fund will range within 25% of the Lehman Brothers Aggregate Bond Index’s (the “Lehman Index”) duration. There are no maximum maturity limits on individual securities. For defensive purposes, the duration and maturity of the Income Fund may be shortened. The Income Fund will maintain a high grade average quality for the portfolio (third highest rating as determined by Moody’s or S&P or an equivalent rating).

Up to 25% of the Income Fund’s total assets may be invested in securities not described above, including preferred stock, convertible securities, securities carrying warrants to purchase equity securities, U.S. dollar-denominated debt obligations of U.S. and non-U.S. issuers rated below A (by Moody’s or S&P or an equivalent rating) and non-U.S. debt obligations rated below the highest quality (as determined by Moody’s or S&P or an equivalent rating) and derivatives.

Currently, Wilshire has retained Western Asset Management Company (“Western Asset”) and its affiliate, Western Asset Management Company Limited (“WAML”) to manage the Income Fund. The basic investment philosophy of each subadviser is described below.

Western Asset’s core plus strategy seeks to provide investment results that exceed the performance of the Lehman Index. The Lehman Index is a widely recognized measure of the aggregate U.S. bond market. This strategy seeks to maximize total return by investing primarily in U.S. dollar-denominated fixed income securities and other debt instruments of domestic and foreign entities, including corporate bonds, securities issued or guaranteed as to principal and interest by the U.S. government and its agencies and instrumentalities, mortgage-related securities and money market instruments.

29

Western Asset will determine the relative portion of the Income Fund’s assets allocated to foreign securities. These foreign assets will be invested at the discretion of WAML. WAML will select the foreign country and currency composition based on its evaluation of relative interest rates, inflation rates, exchange rates, monetary and fiscal policies, trade and current account balances and any other specific factors WAML believes to be relevant.

Under normal circumstances, the Income Fund intends to be fully invested. Pending investment, to meet anticipated redemption requests, or as a temporary defensive measure, if a subadviser determines that market conditions warrant, the Income Fund may also invest, without limitation, in high quality, U.S. dollar-denominated money market instruments. The reason for implementing a temporary defensive position is to avoid market losses. However, if market conditions improve, this strategy may result in reducing the potential gains from a rising market, thus reducing the Income Fund’s ability to achieve its investment objective.

Main Risks of Investing: The primary risk of investing in the Income Fund is interest rate risk. Changes in interest rates may cause changes in the Income Fund’s yield, net asset value and total return. These changes can have a more dramatic impact on investments with longer maturities. The Income Fund is also subject to credit risk. The Income Fund’s net asset value and total return may be adversely affected by the inability of the issuers of the Income Fund’s securities to make payment at maturity. More information about the risks of investing in the Income Fund is located in the sections entitled “More About Risks” on page 21 and “Types of Investments and Associated Risks” on page 23. There can be no assurance that the Income Fund will meet its investment objective. The Income Fund’s investment returns will vary, and you could lose money by investing in a Target Maturity Fund that invests in the Income Fund.

The following table shows the Income Fund’s average annual total returns for the periods ended December 31, 2007.

	1 Year	5 Years	10 Years
Income Fund	4.21%	4.48%	5.54%

Short-Term Investment Fund

Investment Objective: The Short-Term Investment Fund seeks to realize maximum current income to the extent consistent with liquidity. Preservation of principal is a secondary objective. The Short-Term Investment Fund is not a money market fund and does not maintain a stable net asset value per share.

Main Investment Strategies: The Short-Term Investment Fund primarily invests in the following types of short-term debt instruments with maturities generally not exceeding one year:

•	U.S. Treasury Bills and other obligations of, or guaranteed by, the U.S. government or its agencies

•	commercial paper (within the two highest ratings as determined by Moody’s or S&P or an equivalent rating)

•
U.S. dollar-denominated debt obligations of foreign governments, foreign corporations, foreign branches of U.S. banks and foreign banks (limited to the three highest ratings as determined by Moody’s or S&P or an equivalent rating and to 10% of the Short-Term Investment Fund’s total assets)

30

•	publicly traded bonds, debentures and notes (with a rating within the four highest ratings as determined by Moody’s or S&P or an equivalent rating)

•	repurchase and reverse repurchase agreements

•	cash or cash equivalents

Currently, Wilshire has retained Western Asset to manage the Short-Term Investment Fund. The basic investment philosophy of Western Asset is described below.

In seeking to achieve the Short-Term Investment Fund’s investment objectives, Western Asset uses a multi-stage process. In the first stage, Western Asset analyzes general economic and market factors, such as interest rate forecasts and anticipated interest rate spreads among various sectors of money market instruments, and sets broad strategies for the Short-Term Investment Fund. In the second stage, Western Asset evaluates individual securities. Western Asset uses proprietary quantitative and qualitative techniques to create and maintain a list of issuers whose securities are approved for purchase. In the third stage, Western Asset determines the structure and composition of the portfolio. In doing so, Western Asset seeks to minimize exposure to credit risk and market risk. The Short-Term Investment Fund attempts to maximize return to take advantage of changing money market conditions and trends. The Short-Term Investment Fund also trades to take advantage of disparities in yield relationships between money market instruments.

Under normal circumstances, the Short-Term Investment Fund intends to be fully invested. Pending investment, to meet anticipated redemption requests, or as a temporary defensive measure, if Western Asset determines that market conditions warrant, the Short-Term Investment Fund may also invest, without limitation, in high quality, U.S. dollar-denominated money market instruments. The reason for implementing a temporary defensive position is to avoid market losses. However, if market conditions improve, this strategy may result in reducing the potential gains from a rising market, thus reducing the Short-Term Investment Fund’s ability to achieve its investment objectives.

Main Risks of Investing: The primary risk of investing in the Short-Term Investment Fund is interest rate risk. Changes in interest rates may cause changes in the Short-Term Investment Fund’s yield, net asset value and total return. The Short-Term Investment Fund is also subject to credit risk. More information about the risks of investing in the Short-Term Investment Fund is located in the sections entitled “More About Risks” on page 21 and “Types of Investments and Associated Risks” on page 23. There can be no assurance that the Short-Term Investment Fund will meet its investment objectives. The Short-Term Investment Fund’s investment returns will vary and you could lose money by investing in a Target Maturity Fund that invests in the Short-Term Investment Fund.

The following table shows the Short-Term Investment Fund’s average annual total returns for the periods ended December 31, 2007.

	1 Year	5 Years	10 Years
Short-Term Investment Fund	4.88%	2.96%	3.71%

Small Cap Growth Fund

Investment Objective: The Small Cap Growth Fund seeks long-term capital appreciation.

31

Main Investment Strategies: The Small Cap Growth Fund invests, under normal circumstances, at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in securities of small cap companies. The Small Cap Growth Fund ordinarily invests in small cap equity securities (less than $2.5 billion at the time of investment) which the subadvisers believe have earnings growth potential. A security would be considered by the subadvisers to have favorable and above-average earnings growth prospects if its growth rate estimates exceed the average for the Small Cap Growth Fund’s benchmark, the Russell 2000 Growth Index. The Russell 2000 Growth Index is composed of those securities in the Russell 2000 Index with a greater-than-average growth orientation. Securities in the Russell 2000 Growth Index generally have higher price-to-book and price-to-earnings ratios than those in the Russell 2000 Value Index.

Currently, Wilshire has retained BNY Mellon Asset Management (“BNY Mellon”) and Copper Rock Capital Partners, LLC (“Copper Rock”) to manage the Small Cap Growth Fund. The basic investment philosophy of each subadviser is described below.

BNY Mellon invests in common stocks, warrants or rights that are chosen by giving primary consideration to creating and maintaining a portfolio which is intended to replicate as closely as practicable the investment performance of the Russell 2000 Growth Index.

Copper Rock believes that a fundamental growth approach with a strong sell discipline provides the best opportunity to outperform in all market conditions. Copper Rock’s investment team seeks to identify emerging leaders across industries, investing in potential future market leaders at an early point in their growth cycle and before widespread investor interest drives valuations upward. The Copper Rock investment approach utilizes bottom-up fundamental research to identify fundamentally sound companies with strong management, superior earnings growth prospects and attractive relative valuations.

Under normal circumstances, the Small Cap Growth Fund intends to be fully invested. Pending investment, to meet anticipated redemption requests, or as a temporary defensive measure, if a subadviser determines that market conditions warrant, the Small Cap Growth Fund may also invest, without limitation, in high quality, U.S. dollar-denominated money market instruments. The reason for implementing a temporary defensive position is to avoid market losses. However, if market conditions improve, this strategy may result in reducing the potential gains from a rising market, thus reducing the Small Cap Growth Fund’s ability to achieve its investment objective.

Main Risks of Investing: Since the Small Cap Growth Fund invests most of its assets in common stocks, the primary risk is that the value of the stocks it holds might decrease in response to the activities of the company that issued the stock or general economic and market conditions. Investments in securities of companies with small market capitalizations generally involve greater risk than investments in larger, more established companies. This is because small companies may be in an earlier stage of development, may be dependent on a small number of products or services, may lack substantial capital reserves and/or do not have proven track records. Smaller companies may be adversely affected more than larger companies by poor economic or market conditions. In addition, small companies may be traded in low volumes, which can increase volatility and liquidity risks. More information about the risks of investing in the Small Cap Growth Fund is located in the sections entitled “More About Risks” on page 21 and “Types of Investments and Associated Risks” on page 23. There can be no assurance that the Small Cap Growth Fund will meet its investment objectives. The Small Cap Growth Fund’s investment returns will vary, and you could lose money by investing in a Target Maturity Fund that invests in the Small Cap Growth Fund.

32

The following table shows the Small Cap Growth Fund’s average annual total returns for the periods ended December 31, 2007.

	1 Year	5 Years	10 Years
Small Cap Growth Fund	13.91%	16.93%	4.25%

International Equity Fund

Investment Objective: The International Equity Fund seeks long-term growth of capital primarily through diversified holdings of marketable foreign equity investments.

Main Investment Strategies: The International Equity Fund invests, under normal circumstances, at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities. The International Equity Fund invests in companies, wherever organized, which do business primarily outside the United States. The International Equity Fund intends to diversify investments among several countries and to have represented in its holdings business activities in not less than three different countries. The International Equity Fund invests primarily in equity securities of established companies that the subadvisers believe have favorable characteristics and that are listed on foreign exchanges. The International Equity Fund may also invest in fixed-income securities of foreign governments and companies.

Currently, Wilshire has retained PanAgora Asset Management, Inc. (“PanAgora”) and Thomas White International, Ltd. (“Thomas White”) to manage the International Equity Fund. The basic investment philosophy of each subadviser is described below.

PanAgora’s passive international equity strategy seeks to reproduce the total return of the MSCI EAFE Index. PanAgora uses a global risk model and optimization software for the management of passive MSCI EAFE portfolios. This risk model seeks to explain the correlation of security returns based upon factors which impact most securities. The risk model includes factors such as sector exposure, currency exposure, dividend yield, capitalization (size), sensitivity to interest rate changes, the impact of oil price changes and other factors. The optimization process seeks to match the sensitivity of PanAgora’s portion of the International Equity Fund’s portfolio to these factors to the sensitivity of the benchmark (MSCI EAFE) to these factors. The optimization process also allows PanAgora to manage its portion of the portfolio’s expected tracking error while taking into consideration the size of the portfolio, expected cash flows, trading costs, and custody charges. The portfolio managers monitor the portfolio daily and rebalance it as often as necessary to ensure the desired level of tracking error.

Based on its research, Thomas White seeks to buy equity securities of companies at a market price that is undervalued. This strategy is intended to produce a portfolio with lower price-to-earnings and price-to-book ratios than other mutual funds. Such portfolio characteristics are typical of what are commonly referred to as “value” funds.

Companies considered attractive typically will have one or more of the following characteristics:

•	The market price of their equity securities is undervalued relative to earnings power, break-up value and inherent profitability.

•	The companies are, or may soon be, exhibiting improved financial characteristics represented by rising cash flow, return on equity, operating margins and book value.

33

•	The price of their equities may have recently underperformed the general market due to a low level of investor expectations regarding the earnings outlook.

•	The companies should have the strength to operate successfully through adverse business conditions.

This approach seeks out equities where current investor enthusiasm is low. Positions are normally sold when the investment community’s perceptions improve and the securities approach a market price that Thomas White believes to be fair value.

Thomas White adheres to a long-term investment approach, and it does not attempt to predict short-term changes in the general market. Under normal market conditions, Thomas White intends to invest in companies for holding periods greater than one year, so the frequency of its purchases and sales generally should be below many comparable mutual funds. Lower portfolio turnover helps to reduce trading costs and shareholders’ taxes.

A high exposure to the equity market is normally maintained unless Thomas White is unable to find undervalued securities that meet its criteria. Using this investment management style, Thomas White seeks strong long-term performance, below average return volatility and portfolio resilience in difficult market environments.

The International Equity Fund has no present intention of altering its general policy of being primarily invested in foreign securities under normal conditions. However, in the event of exceptional conditions abroad, the International Equity Fund may temporarily invest all or a portion of its assets in Canadian or U.S. government obligations or currencies, or securities of companies incorporated in and having their principal activities in Canada or the United States. The reason for implementing a temporary defensive position is to avoid market losses. However, if market conditions improve, this strategy may result in reducing the potential gains from a rising market, thus reducing the International Equity Fund’s ability to achieve its investment objective.

For hedging purposes, the International Equity Fund may purchase forward foreign currency exchange contracts, foreign currency options and futures contracts and foreign currencies in the form of bank deposits. The International Equity Fund may also purchase other foreign money market instruments, including, but not limited to, bankers’ acceptances, certificates of deposit, commercial paper, short-term government and corporate obligations and repurchase agreements.

Main Risks of Investing: Because the International Equity Fund invests most of its assets in common stocks, the primary risk is that the value of the stocks it holds might decrease in response to the activities of those companies or market and economic conditions. Foreign investments often involve additional risks including political instability, differences in financial reporting standards and less stringent regulation of securities markets. These risks are magnified in less-established, emerging markets. Because the securities held by the International Equity Fund usually will be denominated in currencies other than the U.S. dollar, changes in foreign currency exchange rates may adversely affect the value of the International Equity Fund’s investments. In addition, the International Equity Fund may invest in the securities of small companies, which may be more volatile and less liquid than securities of large companies. More information about the risks of investing in the International Equity Fund is located in the sections entitled “More About Risks” on page 21 and “Types of Investments and Associated Risks” on page 23. There can be no assurance that the International Equity Fund will meet its investment objective.

34

The International Equity Fund’s investment returns will vary, and you could lose money by investing in a Target Maturity Fund that invests in the International Equity Fund.

The following table shows the International Equity Fund’s average annual total returns for the periods ended December 31, 2007.

	1 Year	5 Years	10 Years
International Equity Fund	8.73%	16.77%	6.53%

35

MANAGEMENT

The overall responsibility for the supervision of the affairs of the Target Maturity Funds rests with the Board of Trustees. As described below, the Board of Trustees has approved contracts with others to provide certain services to the Target Maturity Funds.

Investment Adviser. The Trust has employed Wilshire to manage the investment and reinvestment of the assets of the Target Maturity Funds and to continuously review, supervise and administer the Target Maturity Funds’ investment programs under an Investment Advisory Agreement dated April 28, 2006. Wilshire’s principal office is located at 1299 Ocean Avenue, Santa Monica, California 90401-1085. Wilshire conducts its investment decision-making through an investment committee structure.

Wilshire’s duties under the Investment Advisory Agreement include providing a continuous investment program for each Target Maturity Fund or recommending to the Board of Trustees one or more unaffiliated subadvisers to provide a continuous investment program for each Target Maturity Fund or a portion of such Target Maturity Fund’s assets designated from time to time by Wilshire, including investment, research and management with respect to all securities and investments and cash equivalents for each Target Maturity Fund or a designated portion of such Target Maturity Fund’s assets. Wilshire currently invests each Target Maturity Fund’s assets in the Underlying Funds. In addition, Wilshire maintains books and records with respect to its services under the Investment Advisory Agreement and furnishes the Board of Trustees with such periodic and special reports as the Board of Trustees may request.

Pursuant to an exemptive order from the Securities and Exchange Commission (“SEC”), Wilshire, without shareholder approval, as normally would be required under the 1940 Act, may replace or add subadvisers and enter into sub-advisory agreements with these subadvisers upon approval of the Board of Trustees. Within 90 days of the hiring of any new subadviser or the implementation of any proposed material change to a sub-advisory agreement, shareholders will be furnished with an information statement that contains all information that would be included in a proxy statement regarding the new subadviser or sub-advisory agreement, except as modified by exemptive relief. Moreover, Wilshire will not enter into a sub-advisory agreement with any subadviser that is an “affiliated person,” as defined in the 1940 Act, of the Trust or Wilshire, other than by reason of serving as a subadviser to one or more of the Underlying Funds, without shareholder approval. In addition, whenever a subadviser is hired or fired, Wilshire will provide the Board of Trustees with information showing the expected impact on Wilshire’s profitability and will report such impact quarterly.

Information regarding the Board of Trustees’ approval of the Investment Advisory Agreement for the Target Maturity Funds is included in the Annual Report to Shareholders dated December 31, 2007. Information regarding the Board of Trustees’ approval of the Investment Advisory Agreement and Subadvisory Agreements of the Underlying Funds is included in the Annual Report to Shareholders dated December 31, 2007.

For the services provided and the expenses assumed pursuant to the Investment Advisory Agreement, Wilshire receives a fee of 0.35% based on each Target Maturity Fund’s average daily net assets, computed daily and payable monthly.

Through consulting and other arrangements similar to the Target Maturity Funds’ “manager of managers” approach, Wilshire has also provided the same types of services to registered investment companies as are provided under the Investment Advisory Agreement.

36

The Subadvisers of the Underlying Funds. Substantially all of the Target Maturity Funds’ assets are allocated to the Underlying Funds. Each subadviser of the Underlying Funds serves pursuant to a subadvisory agreement with Wilshire. Wilshire uses a “manager of managers” approach for the Underlying Funds by which Wilshire allocates each Underlying Fund’s assets among one or more “specialist” subadvisers. The assets of the Equity Fund are managed by AllianceBernstein, NYLIM and Pzena. The assets of the Income Fund are managed by Western Asset and WAML. WAML will manage the Income Fund’s assets allocated by Western Asset to foreign securities. Western Asset also serves as the subadviser for the Short-Term Investment Fund. BNY Mellon and Copper Rock serve as the subadvisers for the Small Cap Growth Fund. PanAgora and Thomas White serve as the subadvisers for the International Equity Fund. See “Information About the Underlying Funds” for the relevant subadvisers of the Underlying Funds on page 26.

For the Underlying Funds with multiple subadvisers, Wilshire has discretion over the percentage of assets allocated to each subadviser, and to the extent Wilshire deems appropriate to achieve an Underlying Fund’s investment objective, may reallocate the percentage of a Target Maturity Fund’s assets overseen by each subadviser at any time.

AllianceBernstein

AllianceBernstein, 1345 Avenue of the Americas, New York, NY 10105 is a leading global investment management firm supervising client accounts with assets as of December 31, 2007, totaling approximately $800 billion. AllianceBernstein, an investment adviser registered under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), provides investment management services for many of the largest U.S. public and private employee benefit plans, endowments, foundations, public employee retirement funds, banks, insurance companies and high net worth individuals worldwide. AllianceBernstein is also one of the largest mutual fund sponsors, with a diverse family of globally distributed mutual fund portfolios.

NYLIM

NYLIM, located at 51 Madison Avenue, New York, NY 10010 had approximately $250 billion in assets under management as of December 31, 2007.

Pzena

Pzena is located at 120 West 45th Street, New York, New York 10036 and had $23.7 billion in assets under management as of December 31, 2007.

Western Asset

Western Asset, a wholly owned subsidiary of Legg Mason, Inc., acts as investment adviser to institutional accounts, such as corporate pension plans, mutual funds and endowment funds. Total assets under management were approximately $634.4 billion as of December 31, 2007. Western Asset is located at 385 East Colorado Boulevard, Pasadena, California 91105. Western Asset uses a centralized strategy group comprised of professionals who are expert in various investment disciplines to determine the investments for the Short-Term Investment Fund and for its portion of the Income Fund. Western uses a team approach to investment management, which revolves around the decisions of the group with expertise in all areas of the fixed-income market. The strategy group lays out basic parameters which are then executed by teams of professionals dedicated to specific sectors of the market.

37

WAML

WAML, an indirect, wholly owned subsidiary of Legg Mason, Inc., and an affiliate of Western Asset, 10 Exchange Square London, EC2A 2EN, is a registered investment adviser founded in 1984 by the American Express organization. WAML is responsible for the management of global and international fixed income mandates including the non-U.S. portion of Western Asset’s U.S. domestic clients’ portfolios. WAML had approximately $103.8 billion under management as of December 31, 2007. WAML uses a strategy group comprised of professionals who are experts in various investment disciplines to determine the investments for its portion of the Income Fund.

Copper Rock

Copper Rock, located at 200 Clarendon Street, 51st Floor, Boston, MA 02116 is a registered investment advisory firm specializing in the management of small cap growth portfolios for pension and profit-sharing plans, institutional investors, investment limited partnerships and mutual funds. Copper Rock had $3.1 billion in assets under management as of December 31, 2007.

BNY Mellon

BNY Mellon, a New York corporation, is located at One Wall Street, New York, NY 10286. BNY Mellon had approximately $1.1 trillion in assets under management as of December 31, 2007.

PanAgora

PanAgora, a Delaware corporation, is an investment advisor registered under the Advisers Act and is both a commodity trading advisor and commodity pool operator, under the rules of the Commodity Futures Trading Commission, with the National Futures Association. Headquartered at 260 Franklin St., 22 nd Floor, Boston, MA 02110, PanAgora is a provider of actively managed and enhanced investment strategies designed to dynamically adapt to the market environment. PanAgora had approximately $25.4 billion in assets under management as of December 31, 2007.

Thomas White

Thomas White, located at 440 S. LaSalle Street, Suite 3900, Chicago, Illinois 60605 had approximately $1.01 billion in assets under management as of December 31, 2007.

Portfolio Holdings. A description of the policies and procedures with respect to the disclosure of the Target Maturity Funds’ portfolio securities is available in the SAI.

38

DISTRIBUTION PLAN

The Target Maturity Funds have adopted a plan under Rule 12b-1 of the 1940 Act that provides for a fee of up to 0.25% of each Target Maturity Fund’s average net assets payable to PFPC Distributors, Inc. (the “Distributor”) to reimburse the Distributor for distribution and other services provided to shareholders. Currently, there is no expectation that the Target Maturity Funds will incur expenses for distribution and shareholder services.

Because 12b-1 fees are paid out of each Target Maturity Fund’s assets on an ongoing basis, they will, over time, increase the cost of investment and may cost more than other types of sales charges.

PURCHASES AND REDEMPTIONS

Shares of each Target Maturity Fund are currently sold only to insurance company separate accounts. Shareholder subscriptions and redemptions are effected at the price based on the next calculation of net asset value per share after receipt of a request by the insurance company.

Each Target Maturity Fund sells and redeems its shares at net asset value per share, without a sales or redemption charge. The net asset value of each Target Maturity Fund’s shares is determined on each day the New York Stock Exchange (“NYSE”) is open for trading at the close of regular trading on the NYSE (normally 4:00 p.m. Eastern Time). No valuations are made for any day that the NYSE is closed. The computation is made by dividing the net assets by the number of outstanding shares. Net assets are equal to the total assets of a Target Maturity Fund less its liabilities.

Investments in the Underlying Funds by the Target Maturity Funds are valued at their net asset value as reported by the Underlying Funds. The Underlying Funds’ investments are valued in accordance with the following procedures. A security listed or traded on a domestic exchange is valued at its last sales price on the exchange where it is principally traded. In the absence of a current quotation, the security is valued at the mean between the last bid and asked prices on the exchange. Securities traded on National Association of Securities Dealers Automatic Quotation (“Nasdaq”) System are valued at the Nasdaq official closing price. If there is no Nasdaq official closing price available, the most recent bid quotation is used. Securities traded over-the-counter (other than on Nasdaq) are valued at the last current sale price. Equity securities primarily traded on a foreign exchange or market are valued daily at the price, which is an estimate of the fair value price, as provided by an independent pricing service. Debt securities that have a remaining maturity of 60 days or less are valued at cost, plus or minus any amortized discount or premium. When market quotations are not readily available, securities are valued according to procedures established by the Board of Trustees or are valued at fair value as determined in good faith by the Pricing Committee, whose members include at least one representative of the Adviser who is an officer of the Trust and at least one portfolio management professional of the subadviser responsible for managing the portion of the Underlying Fund whose securities require a fair valuation determination, or the Trust’s Valuation Committee. Securities whose value does not reflect fair value because a significant valuation event has occurred may be valued at fair value by the Pricing Committee or the Valuation Committee. The value of fair valued securities may be different from the last sale price (or the mean between the last bid and asked prices), and there is no guarantee that a fair valued security will be sold at the price at which a security is valued. Investments in the Underlying Funds by the Target Maturity Funds are valued at net asset value as reported by the Underlying Funds.

39

Except in extraordinary circumstances and as permissible under the 1940 Act, redemption proceeds are paid on or before the third business day following the date the request for redemption is received.

Customer Identification Program — Record owners of the Target Maturity Funds are the insurance companies that offer the Target Maturity Funds as choices for holders of certain variable annuity contracts. The Target Maturity Funds have a verification process for new insurance company accounts to help the government fight the funding of terrorism and money laundering activities. Federal law requires all financial institutions, including the Target Maturity Funds, to obtain, verify, and record information that identifies each person who opens an account. When an insurance company opens an account, the Funds will ask for its name, address, and other information that will allow the Target Maturity Funds to identify the company. This information will be verified to ensure the identity of all persons opening an account.

For certain insurance companies, the Target Maturity Funds might request additional information (for instance, the Target Maturity Funds would ask for documents such as the insurance company’s articles of incorporation) to help verify the insurance company’s identity.

The Target Maturity Funds will not complete the purchase of any Target Maturity Fund shares for an account until all required and requested identification information has been provided and the application has been submitted in proper order. Once the application is determined to be in proper order, Target Maturity Fund purchase(s) will be effected at the net asset value per share next calculated.

The Target Maturity Funds may reject a new account application if the insurance company does not provide any required or requested identifying information, or for other reasons.

The Target Maturity Funds may refuse, cancel or rescind any purchase order; freeze any account (meaning the insurance company will not be able to purchase Target Maturity Fund shares in a shareholder’s account); suspend account services; and/or involuntarily redeem the account if the Target Maturity Funds think that the account is being used for fraudulent or illegal purposes by the insurance company or by the variable annuity contract owner; one or more of these actions will be taken when, at the sole discretion of the Target Maturity Funds, they are deemed to be in a Target Maturity Fund’s best interest or when the Target Maturity Fund is requested or compelled to do so by governmental authority or by applicable law.

The Target Maturity Funds may close and liquidate an account if they are unable to verify provided information, or for other reasons; if the Target Maturity Funds decide to close the account, the Target Maturity Funds’ shares will be redeemed at the net asset value per share next calculated after the Target Maturity Funds determine to close the account; the insurance company/you may be subject to gain or loss on the redemption of the fund shares and the insurance company/you may incur tax liability.

Short-Term and Excessive Trading — The Trust and the Target Maturity Funds are designed for long-term investors. The Target Maturity Funds do not accommodate short-term or excessive trading and ask the insurance companies that offer the Target Maturity Funds for cooperation in discouraging such trading activity through their variable annuity contracts. Such trading may present risks to other shareholders in the Target Maturity Funds, including disruption of portfolio investment strategies, with potential resulting harm to investment performance, and increased trading costs or Target Maturity Fund expenses. Thus, such trading may negatively impact a Target Maturity Fund’s net asset value and result in dilution to long-term shareholders.

40

In an effort to protect long-term shareholders, the Board of Trustees has adopted policies and procedures which seek to deter short-term and excessive trading. Shares of the Target Maturity Funds are only held as the underlying investment for variable annuity contracts issued by insurance companies, and, as a result, the participating insurance companies, rather than the underlying contract owners, are the shareholders of the Target Maturity Funds. The Trust is limited in its ability to enforce the Trust’s market timing trading policy because each insurance company has the relationship with, and is responsible for maintaining the account records of, the individual variable annuity contract owners. In addition, there may be legal and technical limitations on the ability of an insurance company to impose trading restrictions and to apply the Trust’s market timing trading policy to their variable annuity contract owners. As a result, should it occur, there is no assurance that the Trust will be completely successful in its effort to detect or minimize market timing activity.

DIVIDENDS, DISTRIBUTIONS AND FEDERAL TAXES

Each Target Maturity Fund distributes substantially all of its net investment income and net capital gains to shareholders each year. All dividends or distributions paid on Target Maturity Fund shares held by a separate account, net of separate account contract charges, are automatically reinvested in shares of the respective Target Maturity Fund at the net asset value determined on the dividend payment date.

Under the Internal Revenue Code of 1986, as amended, the life insurance company issuing your variable contract is taxed as a life insurance company and the operations of its separate accounts are taxed as part of its total operations. Under current interpretations of existing federal income tax law, investment income and capital gains of separate accounts are not subject to federal income tax to the extent applied to increase the value of variable annuity contracts. Tax consequences to variable annuity contract holders are described in your variable annuity contract prospectus issued by the applicable insurance company separate account.

A dividend or capital gain distribution will reduce the per share net asset value by the amount of the dividend or distribution.

By law, a Target Maturity Fund must withhold 28% of your distributions and proceeds paid to you if you do not provide your correct taxpayer identification number, or certify that such number is correct, or if the Internal Revenue Service instructs the Target Maturity Fund to do so. The tax discussion set forth above is included for general information only. Investors and prospective investors should consult their own tax advisers concerning the federal, state, local or foreign tax consequences of an investment in a Target Maturity Fund.

Additional information on these and other tax matters relating to the Target Maturity Funds and their shareholders is included in the section entitled “Tax Matters” in the SAI.

41

FINANCIAL HIGHLIGHTS

The financial highlights tables detail each Target Maturity Fund’s financial performance for the fiscal year ended December 31, 2007 and the period May 1, 2006 (inception date) to December 31, 2006. Certain information reflects financial results for a single Target Maturity Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in each Target Maturity Fund (assuming reinvestment of all dividends and distributions) if they invested in the Target Maturity Fund on the inception date. The information has been audited by PricewaterhouseCoopers LLP, whose report, along with each Target Maturity Fund’s financial statements, is included in the annual report, which is available upon request.

2010 AGGRESSIVE FUND

	Year Ended December 31, 2007	For the Period May 1, 2006 to December 31, 2006(1)
Net asset value, beginning of period	$10.54	$10.00

Income from investment operations:
Net investment income(2)	0.29	0.44
Net realized and unrealized gain on investments	0.16	0.10
Total from investment operations	0.45	0.54

Less distributions:
From net investment income	— (3)	—
From capital gains	(0.03)	—
Total distributions	(0.03)	—

Net asset value, end of period	$10.96	$10.54

Total return(4)(5)	4.35%	5.40	%(6)

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$1,033	$155
Operating expenses including reimbursement/waiver†	0.50%	0.50	%(7)
Operating expenses excluding reimbursement/waiver†	8.95%	89.67	%(7)
Net investment income†	2.62%	6.47	%(7)
Portfolio turnover rate	4%	53	%(6)

†	These ratios do not include expenses from the affiliated funds.
(1)	The 2010 Aggressive Fund commenced operations May 1, 2006.
(2)
The selected per share data was calculated using the average shares outstanding method for the period. Recognition of net investment income by the 2010 Aggressive Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the 2010 Aggressive Fund invests.

(3)	Less than $0.01 per share
(4)	Total return represents the total return for the period indicated.
(5)
If you are an annuity contract owner, the total return does not reflect the expenses that apply to the separate account or related insurance policies. The inclusion of these charges would reduce the total return figures for all periods shown.

(6)	Non-annualized.
(7)	Annualized.

42

2010 MODERATE FUND

	Year Ended December 31, 2007	For the Period May 1, 2006 to December 31, 2006(1)
Net asset value, beginning of period	$10.47	$10.00

Income/(loss) from investment operations:
Net investment income(2)	0.40	0.75
Net realized and unrealized gain/(loss) on investments	0.07	(0.28)
Total from investment operations	0.47	0.47

Less distributions:
From net investment income	(0.02)	—
From capital gains	(0.01)	—
Total distributions	(0.03)	—

Net asset value, end of period	$10.91	$10.47

Total return(3)(4)	4.47%	4.70	%(5)

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$2,611	$305
Operating expenses including reimbursement/waiver†	0.50%	0.50	%(6)
Operating expenses excluding reimbursement/waiver†	3.60%	56.99	%(6)
Net investment income†	3.64%	10.85	%(6)
Portfolio turnover rate	0%	0	%(5)

†	These ratios do not include expenses from the affiliated funds.
(1)	The 2010 Moderate Fund commenced operations May 1, 2006.
(2)
The selected per share data was calculated using the average shares outstanding method for the period. Recognition of net investment income by the 2010 Moderate Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the 2010 Moderate Fund invests.

(3)	Total return represents the total return for the period indicated.
(4)
If you are an annuity contract owner, the total return does not reflect the expenses that apply to the separate account or related insurance policies. The inclusion of these charges would reduce the total return figures for all periods shown.

(5)	Non-annualized.
(6)	Annualized.

43

2010 CONSERVATIVE FUND

	Year Ended December 31, 2007	For the Period May 1, 2006 to December 31, 2006(1)
Net asset value, beginning of period	$10.46	$10.00

Income/(loss) from investment operations:
Net investment income(2)	0.34	0.77
Net realized and unrealized gain/(loss) on investments	0.07	(0.31)
Total from investment operations	0.41	0.46

Less distributions:
From net investment income	(0.12)	—
From capital gains	(0.02)	—
Total distributions	(0.14)	—

Net asset value, end of period	$10.73	$10.46

Total return(3)(4)	3.93%	4.60	%(5)

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$1,022	$453
Operating expenses including reimbursement/waiver†	0.50%	0.50	%(6)
Operating expenses excluding reimbursement/waiver†	5.96%	30.69	%(6)
Net investment income†	3.16%	11.21	%(6)
Portfolio turnover rate	16%	10	%(5)

†	These ratios do not include expenses from the affiliated funds.
(1)	The 2010 Conservative Fund commenced operations May 1, 2006.
(2)
The selected per share data was calculated using the average shares outstanding method for the period. Recognition of net investment income by the 2010 Conservative Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the 2010 Conservative Fund invests.

(3)	Total return represents the total return for the period indicated.
(4)
If you are an annuity contract owner, the total return does not reflect the expenses that apply to the separate account or related insurance policies. The inclusion of these charges would reduce the total return figures for all periods shown.

(5)	Non-annualized.
(6)	Annualized.

44

2015 MODERATE FUND

	Year Ended December 31, 2007	For the Period May 1, 2006 to December 31, 2006(1)
Net asset value, beginning of period	$10.54	$10.00

Income/(loss) from investment operations:
Net investment income(2)	0.34	0.61
Net realized and unrealized gain/(loss) on investments	0.14	(0.07)
Total from investment operations	0.48	0.54

Less distributions:
From net investment income	(0.05)	—
From capital gains	(0.03)	—
Total distributions	(0.08)	—

Net asset value, end of period	$10.94	$10.54

Total return(3)(4)	4.57%	5.40	%(5)

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$8,555	$1,934
Operating expenses including reimbursement/waiver†	0.50%	0.50	%(6)
Operating expenses excluding reimbursement/waiver†	1.35%	8.69	%(6)
Net investment income†	3.08%	8.87	%(6)
Portfolio turnover rate	3%	55	%(5)

†	These ratios do not include expenses from the affiliated funds.
(1)	The 2015 Moderate Fund commenced operations May 1, 2006.
(2)
The selected per share data was calculated using the average shares outstanding method for the period. Recognition of net investment income by the 2015 Moderate Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the 2015 Moderate Fund invests.

(3)	Total return represents the total return for the period indicated.
(4)
If you are an annuity contract owner, the total return does not reflect the expenses that apply to the separate account or related insurance policies. The inclusion of these charges would reduce the total return figures for all periods shown.

(5)	Non-annualized.
(6)	Annualized.

45

2025 MODERATE FUND

	Year Ended December 31, 2007	For the Period May 1, 2006 to December 31, 2006(1)
Net asset value, beginning of period	$10.60	$10.00

Income from investment operations:
Net investment income(2)	0.32	0.54
Net realized and unrealized gain on investments	0.14	0.06
Total from investment operations	0.46	0.60

Less distributions:
From net investment income	(0.03)	—
From capital gains	(0.03)	—
Total distributions	(0.06)	—

Net asset value, end of period	$11.00	$10.60

Total return(3)(4)	4.36%	6.00	%(5)

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$7,028	$1,372
Operating expenses including reimbursement/waiver†	0.50%	0.50	%(6)
Operating expenses excluding reimbursement/waiver†	1.72%	12.72	%(6)
Net investment income†	2.85%	7.83	%(6)
Portfolio turnover rate	2%	10	%(5)

†	These ratios do not include expenses from the affiliated funds.
(1)	The 2025 Moderate Fund commenced operations May 1, 2006.
(2)
The selected per share data was calculated using the average shares outstanding method for the period. Recognition of net investment income by the 2025 Moderate Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the 2025 Moderate Fund invests.

(3)	Total return represents the total return for the period indicated.
(4)
If you are an annuity contract owner, the total return does not reflect the expenses that apply to the separate account or related insurance policies. The inclusion of these charges would reduce the total return figures for all periods shown.

(5)	Non-annualized.
(6)	Annualized.

46

2035 MODERATE FUND

	Year Ended December 31, 2007	For the Period May 1, 2006 to December 31, 2006(1)
Net asset value, beginning of period	$10.57	$10.00

Income from investment operations:
Net investment income(2)	0.24	0.40
Net realized and unrealized gain on investments	0.24	0.17
Total from investment operations	0.48	0.57

Less distributions:
From net investment income	— (3)	—
From capital gains	(0.01)	—
Total distributions	(0.01)	—

Net asset value, end of period	$11.04	$10.57

Total return(4)(5)	4.61%	5.70	%(6)

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$3,607	$324
Operating expenses including reimbursement/waiver†	0.50%	0.50	%(7)
Operating expenses excluding reimbursement/waiver†	3.37%	61.49	%(7)
Net investment income†	2.20%	5.78	%(7)
Portfolio turnover rate	0%	4	%(6)

†	These ratios do not include expenses from the affiliated funds.
(1)	The 2035 Moderate Fund commenced operations May 1, 2006.
(2)
The selected per share data was calculated using the average shares outstanding method for the period. Recognition of net investment income by the 2035 Moderate Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the 2035 Moderate Fund invests.

(3)	Amount is less than $0.01 per share.
(4)	Total return represents the total return for the period indicated.
(5)
If you are an annuity contract owner, the total return does not reflect the expenses that apply to the separate account or related insurance policies. The inclusion of these charges would reduce the total return figures for all periods shown.

(6)	Non-annualized.
(7)	Annualized.

47

2045 MODERATE FUND

	Year Ended December 31, 2007	For the Period May 1, 2006 to December 31, 2006(1)
Net asset value, beginning of period	$10.59	$10.00

Income from investment operations:
Net investment income(2)	0.11	0.26
Net realized and unrealized gain on investments	0.31	0.33
Total from investment operations	0.42	0.59

Less distributions:
From net investment income	—	—
From capital gains	(0.03)	—
Total distributions	(0.03)	—

Net asset value, end of period	$10.98	$10.59

Total return(3)(4)	3.95%	5.90	%(5)

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$1,860	$289
Operating expenses including reimbursement/waiver†	0.50%	0.50	%(6)
Operating expenses excluding reimbursement/waiver†	5.67%	71.81	%(6)
Net investment income†	0.97%	3.79	%(6)
Portfolio turnover rate	14%	0	%(5)

†	These ratios do not include expenses from the affiliated funds.
(1)	The 2045 Moderate Fund commenced operations May 1, 2006.
(2)
The selected per share data was calculated using the average shares outstanding method for the period. Recognition of net investment income by the 2045 Moderate Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the 2045 Moderate Fund invests.

(3)	Total return represents the total return for the period indicated.
(4)
If you are an annuity contract owner, the total return does not reflect the expenses that apply to the separate account or related insurance policies. The inclusion of these charges would reduce the total return figures for all periods shown.

(5)	Non-annualized.
(6)	Annualized.

48

OTHER INFORMATION

Shareholder Inquiries

For questions concerning investments in the Target Maturity Funds through your variable annuity contract, please call/contact your insurance company.

Additional Information

Additional information about the Target Maturity Funds’ and the Underlying Funds’ investments is available in the Funds’ annual and semi-annual reports to shareholders. In the Funds’ annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected each Fund’s performance during its last fiscal year. The financial statements included in the Funds’ annual reports are incorporated by reference into this prospectus, which means that they are part of this prospectus for legal purposes.

The SAI contains more detailed information about the Funds. The current SAI has been filed with the SEC and is incorporated by reference into this prospectus, which means that it is part of this prospectus for legal purposes.

To receive, without charge, a copy of the annual and/or semi-annual reports of the Wilshire Variable Insurance Trust and/or a copy of the SAI for the Wilshire Variable Insurance Trust, please write to the address indicated below or call 1-888-200-6796.

Wilshire Variable Insurance Trust
1299 Ocean Avenue, Suite 700
Santa Monica, CA 90401

The Funds’ annual and semi-annual reports and SAI are not available on a Fund website because the Funds do not have a website.

Information about the Target Maturity Funds (including the SAI) can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Also, information on the operation of the public reference room may be obtained by calling the SEC at 1-202-551-5850. Reports and other information about the Target Maturity Funds are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at publicinfo@sec.gov or by writing the Public Reference Section of the SEC, 100 F Street NE, Room 1580, Washington, D.C. 20549.

No person has been authorized to give any information or to make any representations not contained in this prospectus and, if given or made, such information or representations must not be relied upon as having been authorized by the Target Maturity Funds. The prospectus does not constitute an offering by the Target Maturity Funds in any jurisdiction in which such offering may not lawfully be made.

Investment Company Act File No. 811-07917

49

Prospectus	WILSHIRE	May 1, 2008

VARIABLE INSURANCE TRUST

Equity Fund
Balanced Fund
Income Fund
Short-Term Investment Fund
Small Cap Growth Fund
International Equity Fund
Socially Responsible Fund

Shares of Wilshire Variable Insurance Trust are sold only as the underlying investment for variable annuity contracts issued by insurance companies.

Wilshire Variable Insurance Trust
1299 Ocean Avenue, Suite 700
Santa Monica, CA 90401

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

SUMMARY

Wilshire Associates Incorporated (“Wilshire”) serves as the investment adviser to the Wilshire Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and is made up of a series of portfolios. The Equity Fund, Balanced Fund, Income Fund, Short-Term Investment Fund, Small Cap Growth Fund, International Equity Fund and Socially Responsible Fund (each a “Fund” and collectively, the “Funds”) are offered in this prospectus. The Trust’s 2010 Aggressive Fund, 2010 Moderate Fund, 2010 Conservative Fund, 2015 Moderate Fund, 2025 Moderate Fund, 2035 Moderate Fund and 2045 Moderate Fund (the “Target Maturity Funds”) are offered through a separate prospectus. In its oversight of the investment program of the Funds, Wilshire may manage the Funds directly or select investment managers as subadvisers to manage each Fund’s assets. If Wilshire selects subadvisers, Wilshire will determine the allocation of each Fund’s assets among those selected subadvisers. Wilshire selects subadvisers based upon a due diligence process that focuses on, but is not limited to, a subadviser’s philosophy and process, people and organization, resources and performance. Wilshire has discretion to select, retain and discharge the subadvisers with approval from the Trust’s Board of Trustees. Wilshire may take these actions with respect to subadvisers at any time without shareholder approval.

Equity Fund

Investment Objective: The Equity Fund seeks long-term capital growth. As a secondary objective, the Equity Fund seeks conservation of principal and production of income.

Main Investment Strategies: The Equity Fund invests, under normal circumstances, at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities. The Equity Fund ordinarily invests in common stocks of domestic companies. These companies vary in size and operating history, they may or may not be listed on a stock exchange and they may be in any industry. On average, the Equity Fund will have a value-bias, generally exhibiting an average price to earnings ratio lower than, and an average dividend yield higher than, that of the market as measured by the S&P 500 Index. The Equity Fund may also invest in preferred stocks. Additionally, up to 10% of the Equity Fund’s assets may be invested in U.S. dollar-denominated securities of foreign issuers, including common stock, preferred stock, convertible securities and American Depository Receipts. Included within the definition of “domestic companies” are companies that are not incorporated in the U.S. but have one or more of the following attributes: principal place of business in the U.S.; substantial portion of income derived from activities in the U.S.; equity securities traded on a major U.S. stock exchange or included in a recognized index of U.S. stocks; or financial statements that comply with U.S. accounting standards. Thus, securities of such issuers are not subject to the 10% limitation on securities of foreign issuers.

Currently, Wilshire has retained AllianceBernstein, L.P. (“AllianceBernstein”), New York Life Investment Management (“NYLIM”) and Pzena Investment Management, LLC (“Pzena”) to manage the Equity Fund. The basic investment philosophy of each subadviser is described below.

Two teams are primarily responsible for overseeing AllianceBernstein’s portion of the Equity Fund; the U.S. Large Cap Growth Portfolio Oversight Group and the U.S. Value Investment Policy Group. AllianceBernstein’s U.S. Large Cap Growth is a concentrated portfolio of 50 to 70 stocks that seeks to generate its premium through superior research-driven security selection. AllianceBernstein’s portfolio

3

management team strives to invest in companies whose growth potential appears likely to outpace market expectations, usually due to a combination of unique product or service offering, high barriers to entry and management’s ability to execute corporate strategy. AllianceBernstein’s U.S. Diversified Value seeks to capture misvaluations in the large-capitalization U.S. equity market through an investment process combining rigorous fundamental research with quantitative analysis and disciplined risk control. AllianceBernstein’s U.S. Diversified Value invests in approximately 150 companies, overweighting those that are trading at significant discounts to their long-term earnings power, as determined by AllianceBernstein’s analysts. U.S. Diversified Value portfolios can be managed to closely track either the S&P 500 or Russell 1000 Value Index over full market cycles.

NYLIM seeks to identify companies that are considered to have a high probability of outperforming the S&P 500 Index. The underlying process for selecting securities is based on a quantitative process that ranks stocks based on such fundamental factors as valuation and earnings, as well as on technical behavioral factors. On occasion, trading strategies that seek to realize returns over shorter periods may be employed. The core strategy utilized by the portfolio manager includes both growth and value styles. A bottom-up approach, which assesses the individual strengths of stocks, is used to enhance returns. NYLIM’s portion of the Equity Fund’s portfolio is constructed with an optimizer seeking to maximize return given a targeted tracking error and specific constraints.

Upon completion of the analysis and review, the portfolio management team enters trades in the portfolio management system, creating an electronic trading blotter. The blotter is immediately available, electronically, to the trader who is then responsible for placing the orders with various brokers. The objective is to create a portfolio of securities with the most attractive return forecasts while minimizing risk relative to the benchmark. The current risk controls applied to the portfolio are a maximum target tracking error of 2% annualized, sector constraints of +/-2.5%, and security-specific bounds of +/-1.25% relative to the benchmark.

NYLIM typically engages in price-sensitive strategic trading, taking care to build or liquidate positions based on the specific trading characteristics of each security. The portfolio management team works closely with trading to monitor the status of outstanding trades.

Pzena manages its allocated portion of the Equity Fund’s portfolio using a classic value investment philosophy. Pzena defines value stocks as those stocks whose prices are low relative to their long-term normal earning power. Pzena’s security selection process involves an initial ranking of the 500 largest U.S. listed companies, from the least expensive to the most expensive, based upon a ratio of each company’s price-to-normalized earnings. Research priority is given to the least expensive stocks, those exhibiting a group or sector theme, and those offering portfolio diversification benefits. Companies undergo rigorous qualitative research by Pzena’s analysts to determine whether the causes of the under-valuation are likely to be temporary or permanent. Third party analysis and data sources are used for about 10% to 20% of this research. Onsite due diligence is also an important step in Pzena’s security selection determination. This step occurs at the end of the research process, which enables Pzena to engage in a dialogue with company management from the perspective of well-informed, critical thinkers. As a result of Pzena’s security selection process, the portion of the Equity Fund’s portfolio allocated to Pzena will typically be highly concentrated with a strong value emphasis.

Under normal circumstances, the Equity Fund intends to be fully invested. Pending investment, to meet anticipated redemption requests, or as a temporary defensive measure if a subadviser determines that

4

market conditions warrant, the Equity Fund may also invest, without limitation, in high quality U.S. dollar-denominated money market instruments. The reason for implementing a temporary defensive position is to avoid market losses. However, if market conditions improve, this strategy may result in reducing the potential gains from market upswings, thus reducing the Equity Fund’s ability to achieve its investment objective.

Main Risks of Investing: Because the Equity Fund invests most of its assets in common stocks, one of the primary risks is that the value of the stocks it holds might decrease in response to the activities of the company that issued the stock, or general economic and market conditions. More information about the risks of investing in the Equity Fund is located in the sections entitled “More About Risks” on page 23 and “Types of Investments and Associated Risks” on page 26. There can be no assurance that the Equity Fund will meet its investment objectives. The Equity Fund’s investment returns will vary, and you could lose money by investing in the Equity Fund.

Balanced Fund

Investment Objective: The Balanced Fund seeks to realize a high long-term total rate of return consistent with prudent investment risks. Total rate of return consists of current income, which includes dividends, interest, discount accruals and capital appreciation.

Main Investment Strategies: The Balanced Fund operates under a fund of funds structure. The Balanced Fund invests substantially all of its assets in the Equity Fund and Income Fund. In addition, the Balanced Fund may also invest in certain individual securities, including money market instruments and U.S. government securities.

The “Main Investment Strategies” sections for the Equity Fund and Income Fund include descriptions of the types of stocks and bonds in which those Funds are permitted to invest.

Wilshire allocates the Balanced Fund’s assets between shares of the Equity Fund and Income Fund. This allocation is intended to reduce the volatility of investment returns and provide the potential for higher long-term total returns than investing solely in the Equity Fund or Income Fund, respectively. As a matter of investment policy, 50% to 75% of the Balanced Fund’s total assets will be invested in the Equity Fund and 25% to 50% of the value of its assets will be invested in the Income Fund. Under normal circumstances, the Balance Fund’s target asset mix is 60% to the Equity Fund and 40% to the Income Fund. The Balanced Fund’s mix of assets is regularly adjusted between the Equity Fund and the Income Fund to maintain policy targets. Major changes in the investment mix may occur several times within a year or over several years, depending upon market and economic conditions. In general, however, Wilshire does not anticipate making frequent changes in asset allocation and will not attempt to time the market.

Under normal circumstances, the Balanced Fund intends to be fully invested. Pending investment, to meet anticipated redemption requests, or as a temporary defensive measure, if Wilshire determines that market conditions warrant, the Balanced Fund may also invest, without limitation, in high quality U.S. dollar-denominated money market instruments. The reason for implementing a temporary defensive position is to avoid market losses. However, if market conditions improve, this strategy may result in reducing the potential gains from market upswings, thus reducing the Balanced Fund’s ability to achieve its investment objective.

5

An investor in the Balanced Fund should understand that alternatively he or she could allocate investments directly to the Equity Fund and Income Fund. By investing indirectly in both the Equity Fund and the Income Fund through the Balanced Fund, an investor bears not only his or her proportionate share of certain expenses of the Balanced Fund (such as operating costs), but also, indirectly, similar expenses of the Equity Fund and the Income Fund. However, shareholders of the Balanced Fund will not be subject to duplicative advisory or distribution (12b-1) fees as a result of the fund of funds arrangement, as discussed under “Management” on page 30.

Main Risks of Investing: By investing in the Balanced Fund, an investor assumes the same types of risks, either directly or indirectly, as investing in both the Equity Fund and Income Fund. Such risks are described under the “Main Risks of Investing” section for both the Equity Fund and the Income Fund. More information about the risks of investing in the Balanced Fund is located in the sections entitled “More About Risks” on page 23 and “Types of Investments and Associated Risks” on page 26. There can be no assurance that the Balanced Fund will meet its investment objective. The Balanced Fund’s investment returns will vary, and you could lose money by investing in the Balanced Fund.

Income Fund

Investment Objective: The Income Fund seeks to achieve a long-term total rate of return in excess of the U.S. bond market over a full market cycle.

Main Investment Strategies: The Income Fund invests, under normal circumstances, at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in fixed income securities. These securities are primarily U.S. investment grade fixed income securities, including government and corporate securities, agency mortgage pass-through securities and asset-backed securities.

The Income Fund invests at least 75% of its total assets in:

•
investment grade, publicly offered debt securities, including mortgage-backed and other asset-backed securities (within the four highest ratings as determined by Moody’s Investors Service (“Moody’s”), Standard & Poor’s (“S&P”) or an equivalent rating at the time of purchase)

•	securities issued or guaranteed by the U.S. government or its agencies

•
high quality commercial paper (within the two highest grades as determined by both Moody’s and S&P or an equivalent rating), repurchase and reverse repurchase agreements, time deposits with maturities less than seven days and cash or cash equivalents

•
high grade U.S. dollar-denominated debt obligations of foreign governments, foreign corporations, foreign branches of U.S. banks and foreign banks (limited to the four highest ratings as determined by Moody’s, S&P or an equivalent rating at the time of purchase and to 15% of the Income Fund’s total assets)

•
highest quality non-U.S. dollar-denominated debt obligations of foreign issuers (limited to the four highest ratings as determined by Moody’s, S&P or an equivalent rating at the time of purchase) which are fully hedged back into U.S. dollars and do not exceed 15% of the Income Fund’s total assets

Generally, the average duration of the U.S. portion of the Income Fund will range within 25% of the Lehman Brothers Aggregate Bond Index’s (the “Lehman Index”) duration. There are no maximum

6

maturity limits on individual securities. For defensive purposes, the duration and maturity of the Income Fund may be shortened. The Income Fund will maintain a high grade average quality for the portfolio (third highest rating as determined by Moody’s, S&P or an equivalent rating).

Up to 25% of the Income Fund’s total assets may be invested in securities not described above, including preferred stock, convertible securities, securities carrying warrants to purchase equity securities, U.S. dollar-denominated debt obligations of U.S. and non-U.S. issuers rated below A (by Moody’s, S&P or an equivalent rating) and non-U.S. debt obligations rated below the highest quality (as determined by Moody’s, S&P or an equivalent rating) and derivatives.

Currently, Wilshire has retained Western Asset Management Company (“Western Asset”), and its affiliate, Western Asset Management Company Limited (“WAML”) to manage the Income Fund. The basic investment philosophy of each subadviser is described below.

Western Asset’s core plus strategy seeks to provide investment results that exceed the performance of the Lehman Index. The Lehman Index is a widely recognized measure of the aggregate U.S. bond market. This strategy seeks to maximize total return by investing primarily in U.S. dollar-denominated fixed income securities and other debt instruments of domestic and foreign entities, including corporate bonds, securities issued or guaranteed as to principal and interest by the U.S. government and its agencies and instrumentalities, mortgage-related securities and money market instruments.

Western Asset will determine the relative portion of the Income Fund’s assets allocated to foreign securities. These foreign assets will be invested at the discretion of WAML. WAML will select the foreign country and currency composition based on its evaluation of relative interest rates, inflation rates, exchange rates, monetary and fiscal policies, trade and current account balances and any other specific factors WAML believes to be relevant.

Under normal circumstances, the Income Fund intends to be fully invested. Pending investment, to meet anticipated redemption requests, or as a temporary defensive measure, if a subadviser determines that market conditions warrant, the Income Fund may also invest, without limitation, in high quality, U.S. dollar-denominated money market instruments. The reason for implementing a temporary defensive position is to avoid market losses. However, if market conditions improve, this strategy may result in reducing the potential gains from a rising market, thus reducing the Income Fund’s ability to achieve its investment objective.

Main Risks of Investing: The primary risk of investing in the Income Fund is interest rate risk. Changes in interest rates may cause changes in the Income Fund’s yield, net asset value and total return. These changes can have a more dramatic impact on investments with longer maturities. The Income Fund is also subject to credit risk. The Income Fund’s net asset value and total return may be adversely affected by the inability of the issuers of the Income Fund’s securities to make payment at maturity. More information about the risks of investing in the Income Fund is located in the sections entitled “More About Risks” on page 23 and “Types of Investments and Associated Risks” on page 26. There can be no assurance that the Income Fund will meet its investment objective. The Income Fund’s investment returns will vary, and you could lose money by investing in the Income Fund.

Short-Term Investment Fund

Investment Objective: The Short-Term Investment Fund seeks to realize maximum current income to the extent consistent with liquidity. Preservation of principal is a secondary objective. The Short-Term

7

Investment Fund is not a money market fund and does not maintain a stable net asset value per share.

Main Investment Strategies: The Short-Term Investment Fund primarily invests in the following types of short-term debt instruments with maturities generally not exceeding one year:

•	U.S. Treasury Bills and other obligations of, or guaranteed by, the U.S. government or its agencies

•	commercial paper (within the two highest ratings as determined by Moody’s or S&P or an equivalent rating)

•
U.S. dollar-denominated debt obligations of foreign governments, foreign corporations, foreign branches of U.S. banks and foreign banks (limited to the three highest ratings as determined by Moody’s or S&P or an equivalent rating and to 10% of the Short-Term Investment Fund’s total assets)

•	publicly traded bonds, debentures and notes (with a rating within the four highest ratings as determined by Moody’s or S&P or an equivalent rating)

•	repurchase and reverse repurchase agreements

•	cash or cash equivalents

Currently, Wilshire has retained Western Asset to manage the Short-Term Investment Fund. The basic investment philosophy of Western Asset is described below.

In seeking to achieve the Short-Term Investment Fund’s investment objectives, Western Asset uses a multi-stage process. In the first stage, Western Asset analyzes general economic and market factors, such as interest rate forecasts and anticipated interest rate spreads among various sectors of money market instruments, and sets broad strategies for the Short-Term Investment Fund. In the second stage, Western Asset evaluates individual securities. Western Asset uses proprietary quantitative and qualitative techniques to create and maintain a list of issuers whose securities are approved for purchase. In the third stage, Western Asset determines the structure and composition of the portfolio. In doing so, Western Asset seeks to minimize exposure to credit risk and market risk. The Short-Term Investment Fund attempts to maximize return to take advantage of changing money market conditions and trends. The Short-Term Investment Fund also trades to take advantage of disparities in yield relationships between money market instruments.

Under normal circumstances, the Short-Term Investment Fund intends to be fully invested. Pending investment, to meet anticipated redemption requests, or as a temporary defensive measure, if Western Asset determines that market conditions warrant, the Short-Term Investment Fund may also invest, without limitation, in high quality, U.S. dollar-denominated money market instruments. The reason for implementing a temporary defensive position is to avoid market losses. However, if market conditions improve, this strategy may result in reducing the potential gains from a rising market, thus reducing the Short-Term Investment Fund’s ability to achieve its investment objectives.

Main Risks of Investing: The primary risk of investing in the Short-Term Investment Fund is interest rate risk. Changes in interest rates may cause changes in the Short-Term Investment Fund’s yield, net asset value and total return. The Short-Term Investment Fund is also subject to credit risk. More information about the risks of investing in the Short-Term Investment Fund is located in the sections

8

entitled “More About Risks” on page 23 and “Types of Investments and Associated Risks” on page 26. There can be no assurance that the Short-Term Investment Fund will meet its investment objectives. The Short-Term Investment Fund’s investment returns will vary and you could lose money by investing in the Short-Term Investment Fund.

Small Cap Growth Fund

Investment Objective: The Small Cap Growth Fund seeks long-term capital appreciation.

Main Investment Strategies: The Small Cap Growth Fund invests, under normal circumstances, at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in securities of small cap companies. The Small Cap Growth Fund ordinarily invests in small cap equity securities (less than $2.5 billion at the time of investment) which the subadvisers believe have earnings growth potential. A security would be considered by the subadvisers to have favorable and above-average earnings growth prospects if its growth rate estimates exceed the average for the Small Cap Growth Fund’s benchmark, the Russell 2000 Growth Index. The Russell 2000 Growth Index is composed of those securities in the Russell 2000 Index with a greater-than-average growth orientation. Securities in this index generally have higher price-to-book and price-to-earnings ratios than those in the Russell 2000 Value Index.

Currently, Wilshire has retained BNY Asset Management (“BNY Mellon”) and Copper Rock Capital Partners, LLC (“Copper Rock”) to manage the Small Cap Growth Fund. The basic investment philosophy of each subadviser is described below.

BNY Mellon invests in common stocks, warrants or rights that are chosen by giving primary consideration to creating and maintaining a portfolio which is intended to replicate as closely as practicable the performance of the Russell 2000 Growth Index.

Copper Rock believes that a fundamental growth approach with a strong sell discipline provides the best opportunity to outperform in all market conditions. Copper Rock’s investment team seeks to identify emerging leaders across industries, investing in potential future market leaders at an early point in their growth cycle and before widespread investor interest drives valuations upward. The Copper Rock investment approach utilizes bottom-up fundamental research to identify fundamentally sound companies with strong management, superior earnings growth prospects and attractive relative valuations.

Under normal circumstances, the Small Cap Growth Fund intends to be fully invested. Pending investment, to meet anticipated redemption requests, or as a temporary defensive measure, if a subadviser determines that market conditions warrant, the Small Cap Growth Fund may also invest, without limitation, in high quality, U.S. dollar-denominated money market instruments. The reason for implementing a temporary defensive position is to avoid market losses. However, if market conditions improve, this strategy may result in reducing the potential gains from a rising market, thus reducing the Small Cap Growth Fund’s ability to achieve its investment objective.

Main Risks of Investing: Since the Small Cap Growth Fund invests most of its assets in common stocks, the primary risk is that the value of the stocks it holds might decrease in response to the activities of the company that issued the stock or general economic and market conditions. Investments in securities of companies with small market capitalizations generally involve greater risk than investments in large, more established companies. This is because small companies may be in an earlier stage of

9

development, may be dependent on a small number of products or services, may lack substantial capital reserves and/or do not have proven track records. Small companies may be adversely affected more than large companies by poor economic or market conditions. In addition, small companies may be traded in low volumes, which can increase volatility and liquidity risks. More information about the risks of investing in the Small Cap Growth Fund is located in the sections entitled “More About Risks” on page 23 and “Types of Investments and Associated Risks” on page 26. There can be no assurance that the Small Cap Growth Fund will meet its investment objective. The Small Cap Growth Fund’s investment returns will vary, and you could lose money by investing in the Small Cap Growth Fund.

International Equity Fund

Investment Objective: The International Equity Fund seeks long-term growth of capital primarily through diversified holdings of marketable foreign equity investments.

Main Investment Strategies: The International Equity Fund invests, under normal circumstances, at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities. The International Equity Fund invests in companies, wherever organized, which do business primarily outside the United States. The International Equity Fund intends to diversify investments among several countries and to have represented in its holdings business activities in not less than three different countries. The International Equity Fund invests primarily in equity securities of established companies that the subadvisers believe have favorable characteristics and that are listed on foreign exchanges. The International Equity Fund may also invest in fixed-income securities of foreign governments and companies.

Currently, Wilshire has retained PanAgora Asset Management, Inc. (“PanAgora”) and Thomas White International, Ltd. (“Thomas White”) to manage the International Equity Fund. The basic investment philosophy of each subadviser is described below.

PanAgora’s passive international equity strategy seeks to reproduce the total return of the MSCI EAFE Index. PanAgora uses a global risk model and optimization software for the management of passive MSCI EAFE portfolios. This risk model seeks to explain the correlation of security returns based upon factors which impact most securities. The risk model includes factors such as sector exposure, currency exposure, dividend yield, capitalization (size), sensitivity to interest rate changes, the impact of oil price changes and other factors. The optimization process seeks to match the sensitivity of PanAgora’s portion of the International Equity Fund’s portfolio to these factors to the sensitivity of the benchmark (MSCI EAFE) to these factors. The optimization process also allows PanAgora to manage its portion of the International Equity Fund portfolio’s expected tracking error while taking into consideration the size of the portfolio, expected cash flows, trading costs and custody charges. PanAgora’s portfolio managers monitor their portion of the International Equity Fund’s portfolio daily and rebalance it as often as necessary to ensure the desired level of tracking error.

Based on its research, Thomas White seeks to buy equity securities of companies at a market price that is under valued. This strategy is intended to produce a portfolio with lower price-to-earnings and price-to-book ratios than other mutual funds. Such portfolio characteristics are typical of what are commonly referred to as “value” funds.

10

Companies considered attractive typically will have one or more of the following characteristics:

•	The market price of their equity securities is undervalued relative to earnings power, break-up value and inherent profitability.

•	The companies are, or may soon be, exhibiting improved financial characteristics represented by rising cash flow, return on equity, operating margins and book value.

•	The price of their equities may have recently underperformed the general market due to a low level of investor expectations regarding the earnings outlook.

•	The companies should have the strength to operate successfully through adverse business conditions.

This approach seeks out equities where current investor enthusiasm is low. Positions are normally sold when the investment community’s perceptions improve and the securities approach a market price that Thomas White believes to be fair value.

Thomas White adheres to a long-term investment approach, and it does not attempt to predict short-term changes in the general market. Under normal market conditions, Thomas White intends to invest in companies for holding periods greater than one year so the frequency of its purchases and sales generally should be below many comparable mutual funds. Lower portfolio turnover helps to reduce trading costs and shareholders’ taxes.

A high exposure to the equity market is normally maintained unless Thomas White is unable to find undervalued securities that meet its criteria. Using this investment management style, Thomas White seeks strong long-term performance, below average return volatility and portfolio resilience in difficult market environments.

The International Equity Fund has no present intention of altering its general policy of being primarily invested in foreign securities under normal conditions. However, in the event of exceptional conditions abroad, the International Equity Fund may temporarily invest all or a portion of its assets in Canadian or U.S. government obligations or currencies, or securities of companies incorporated in and having their principal activities in Canada or the United States. The reason for implementing a temporary defensive position is to avoid market losses. However, if market conditions improve, this strategy may result in reducing the potential gains from a rising market, thus reducing the International Equity Fund’s ability to achieve its investment objective.

For hedging purposes, the International Equity Fund may purchase forward foreign currency exchange contracts, foreign currency options and futures contracts and foreign currencies in the form of bank deposits. The International Equity Fund may also purchase other foreign money market instruments, including, but not limited to, bankers’ acceptances, certificates of deposit, commercial paper, short-term government and corporate obligations and repurchase agreements.

Main Risks of Investing: Because the International Equity Fund invests most of its assets in common stocks, the primary risk is that the value of the stocks it holds might decrease in response to the activities of those companies or market and economic conditions. Foreign investments often involve additional risks including political instability, differences in financial reporting standards and less stringent regulation of securities markets. These risks are magnified in less-established, emerging markets. Because the securities held by the International Equity Fund usually will be denominated in currencies other than

11

the U.S. dollar, changes in foreign currency exchange rates may adversely affect the value of the International Equity Fund’s investments. In addition, the International Equity Fund may invest in the securities of small companies, which may be more volatile and less liquid than securities of large companies. More information about the risks of investing in the International Equity Fund is located in the sections entitled “More About Risks” on page 23 and “Types of Investments and Associated Risks” on page 26. There can be no assurance that the International Equity Fund will meet its investment objective. The International Equity Fund’s investment returns will vary, and you could lose money by investing in the International Equity Fund.

Socially Responsible Fund

Investment Objective: The Socially Responsible Fund seeks long-term growth of capital, current income and growth of income.

Main Investment Strategies: The Socially Responsible Fund pursues its objective through a diversified portfolio composed primarily of marketable equity securities (including common stocks, preferred stocks and debt securities convertible into common stocks of seasoned U.S.-traded companies). The Socially Responsible Fund seeks to achieve its objective by investing in issuers that meet certain socially responsible criteria. Investments in equity securities are limited to issuers which, in the subadviser’s judgment, meet the following criteria:

•	do not produce tobacco products;

•	do not produce alcoholic beverages;

•	do not own and/or operate casinos or manufacture gaming devices;

•	do not produce pornographic materials;

•	do not produce nuclear weapons or guidance and/or delivery systems specifically for nuclear weapons;

•	by popular standards, maintain non-discriminatory employment practices throughout a company’s facilities; and

•	by popular standards, maintain environmental policies, practices and procedures that are currently acceptable, or that are exhibiting improvement.

Currently, Wilshire has retained AllianceBernstein to manage the Socially Responsible Fund. The basic investment philosophy of AllianceBernstein is described below.

AllianceBernstein uses traditional methods of stock selection — research and analysis — to identify undervalued stocks that meet the socially responsible screening criteria. AllianceBernstein will review the Socially Responsible Fund’s investment universe quarterly for purposes of adding or eliminating stocks that meet or fail to meet the socially responsible screening criteria. All stocks purchased by the Socially Responsible Fund will meet such criteria at the time of purchase. Stocks held by the Socially Responsible Fund may be divested prior to reaching fair value, as determined by AllianceBernstein, if during the quarterly review of the Socially Responsible Fund’s investment universe, AllianceBernstein determines that a stock no longer meets the socially responsible screening criteria. The portfolio will consist

12

primarily of stocks with market capitalizations greater than $1 billion. In addition, AllianceBernstein employs quantitative valuation tools to identify attractive stocks and the most opportune time to purchase them.

In addition, from time to time, for temporary defensive purposes, when AllianceBernstein determines such a position is advisable in light of economic or market conditions, the Socially Responsible Fund may invest a portion of its assets in cash and cash equivalents. Pending investment, to meet anticipated redemption requests, or as a temporary defensive measure if AllianceBernstein determines that market conditions warrant, the Socially Responsible Fund may also invest, without limitation, in high quality, U.S. dollar-denominated money market instruments. The reason for implementing a temporary defensive position is to avoid market losses. However, if market conditions improve, this strategy may result in reducing the potential gains from a rising market, thus reducing the Socially Responsible Fund’s ability to achieve its investment objective.

Main Risks of Investing: The Socially Responsible Fund only invests in companies that meet its criteria for socially responsible investing. Because of this restriction, the investments that AllianceBernstein may choose from may be more limited than those of a Fund that is not restricted to investing in companies that meet social criteria. As a result, AllianceBernstein may pass up opportunities to buy certain securities when it is otherwise advantageous to so do or may sell certain securities when it is otherwise disadvantageous to do so. In addition, investing in socially responsible companies may result in the Socially Responsible Fund investing more or less in a specific sector of the economy relative to its benchmark. Since the Socially Responsible Fund invests most of its assets in common stocks, one of the primary risks is that the value of the stocks it holds might decrease in response to the activities of the company that issued the stock or general economic and market conditions. More information about the risks of investing in the Socially Responsible Fund is located in the sections entitled “More About Risks” on page 23 and “Types of Investments and Associated Risks” on page 26. There can be no assurance that the Socially Responsible Fund will meet its investment objective. The Socially Responsible Fund’s investment returns will vary, and you could lose money by investing in the Socially Responsible Fund.

13

FUND PERFORMANCE HISTORY

The information below provides an illustration of how each Fund’s performance has varied over time. The bar charts and tables provide some indication of the risks of investing in a Fund by showing the changes in a Fund’s investment performance from year to year during the periods indicated and by showing how the average annual total returns for the periods indicated compare with a broad-based securities market index(es). The total return figures do not reflect expenses that apply to the separate account or related annuity contracts. The inclusion of these charges would reduce the total return figures for all periods shown. A Fund’s past investment performance does not necessarily indicate how it will perform in the future.

Equity Fund

Best Quarter	Worst Quarter
15.72% (2Q03)	(18.05)% (3Q02)

Average Annual Total Returns
(periods ended December 31, 2007)

	1 year	5 years	10 years
Equity Fund	2.20%	12.20%	3.22%
S&P 500 Index* (reflects no deduction for fees, expenses or taxes)	5.49%	12.53%	5.91%

*	The S&P 500 Index is an unmanaged index that is generally considered to be representative of the U.S. equity market.

14

Balanced Fund

Best Quarter	Worst Quarter
11.05% (2Q03)	(9.51)% (3Q02)

Average Annual Total Returns
(periods ended December 31, 2007)

	1 year	5 years	10 years
Balanced Fund	3.08%	9.18%	4.49%
S&P 500 Index* (reflects no deduction for fees, expenses or taxes)	5.49%	12.83%	5.91%
Lehman Brothers Aggregate Bond Index** (reflects no deduction for fees, expenses or taxes)	6.97%	4.42%	5.97%
Stock/Bond Composite*** (reflects no deduction for fees, expenses or taxes)	6.18%	9.47%	5.95%

*	The S&P 500 Index is an unmanaged index that is generally considered to be representative of the U.S. equity market.

**
The Lehman Brothers Aggregate Bond Index is a market value-weighted index of investment grade fixed-rated debt issues, including government, corporate asset-backed and mortgage backed securities with a maturity of one year or more.

***	Sixty percent S&P 500 Index and forty percent Lehman Brothers Aggregate Bond Index.

15

Best Quarter	Worst Quarter
4.29% (4Q00)	(2.07)% (2Q04)

Average Annual Total Returns
(periods ended December 31, 2007)

	1 year	5 years	10 years
Income Fund	4.21%	4.48%	5.54%
Lehman Brothers Aggregate Bond Index* (reflects no deduction for fees, expenses or taxes)	6.97%	4.42%	5.97%

*
The Lehman Brothers Aggregate Bond Index is a market value-weighted index of investment grade fixed-rated debt issues, including Government, corporate, asset-backed and mortgage-backed securities with a maturity of one year or more.

16

Best Quarter	Worst Quarter
1.71% (1Q01)	0.00% (3Q03)

Average Annual Total Returns
(periods ended December 31, 2007)

	1 year	5 years	10 years
Short-Term Investment Fund	4.88%	2.96%	3.71%
Treasury Bill Index* (reflects no deduction for fees, expenses or taxes)	5.00%	3.07%	3.77%

*	The Treasury Bill Index is an unmanaged index consisting of U.S. Treasury Bills with 90-day maturities.

17

Small Cap Growth Fund

Best Quarter	Worst Quarter
44.67% (4Q99)	(28.92)% (3Q01)

Average Annual Total Returns
(periods ended December 31, 2007)

	1 year	5 years	10 years
Small Cap Growth Fund	13.91%	16.93%	4.25%
Russell 2000 Growth Index* (reflects no deduction for fees, expenses or taxes)	7.05%	16.50%	4.32%

*	The Russell 2000 Growth Index is an unmanaged securities index composed of those securities in the Russell 2000 Index with a greater-than-average growth orientation.

18

International Equity Fund

Best Quarter	Worst Quarter
28.53% (4Q99)	(22.22)% (3Q02)

Average Annual Total Returns
(periods ended December 31, 2007)

	1 year	5 years	10 years
International Equity Fund	8.73%	16.77%	6.53%
MSCI EAFE Index* (reflects no deduction for fees, expenses or taxes)	11.17%	21.59%	8.66%

*	The Morgan Stanley Capital International (“MSCI”) Europe, Australia, Far East (“EAFE”) Index is an unmanaged capitalization-weighted measure of stock markets in Europe, Australia and the Far East.

19

Socially Responsible Fund

Best Quarter	Worst Quarter
16.04% (2Q03)	(18.10)% (3Q02)

Average Annual Total Returns
(periods ended December 31, 2007)

	1 year	5 years	10 years
Socially Responsible Fund	(2.63)%	12.41%	6.43%
S&P 500 Index* (reflects no deduction for fees, expenses or taxes)	5.49%	12.83%	5.91%

*	The S&P 500 Index is an unmanaged index that is generally considered to be representative of the U.S. equity market.

Fees And Expenses. This section describes the fees and expenses that you may pay if you buy and hold shares of a Fund. Fund shares are no-load investments, so you will not pay any sales loads, redemption fees or exchange fees. However, you will indirectly pay annual Fund operating expenses, which vary from year to year. In addition, the separate account and annuity contracts involve other charges and expenses not described below, which may include sales charges, redemption fees or exchange fees. The Funds’ expenses would be higher if these other charges and expenses associated with the separate account or annuity contracts were included in the expense tables below.

20

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)

	Management Fee	Distribution (12b-1) Fees	Other Expenses	Underlying Fund Fees and Expenses	Total Annual Operating Expenses
Equity Fund	0.70%	0.25%	0.18%	N/A	1.13%
Balanced Fund(1)	0.00%	0.00%	0.09%	1.07%	1.16%
Income Fund	0.55%	0.25%	0.25%	N/A	1.05%
Short-Term Investment Fund(2)	0.28%	0.25%	0.56%	N/A	1.09%
Small Cap Growth Fund(2)	1.15%	0.25%	0.36%	N/A	1.76%
International Equity Fund(2)	1.00%	0.25%	1.01%	0.01%	2.27%
Socially Responsible Fund	0.85%	0.25%	0.19%	N/A	1.29%

(1)
The Balanced Fund’s shareholders indirectly bear, pro rata, the expenses of both the Equity Fund and the Income Fund. These indirect expenses are based on actual expense ratios for both the Equity Fund and the Income Fund. Expense ratios of both the Equity Fund and the Income Fund are located in the tables above. The Equity Fund and the Income Funds’ fees and expenses are not reflected in the Balanced Fund’s expense ratio as shown in the Financial Highlights table of this prospectus.

(2)
For the fiscal year ended December 31, 2007, Wilshire voluntarily waived investment management fees and reimbursed the Short-Term Investment Fund for all fees, except custodian and Trustees’ expenses. Wilshire voluntarily waived 0.23% and 0.20% of its management fees for the Small Cap Growth Fund and International Equity Fund, respectively. Such fee waivers were made in connection with corresponding fee reductions negotiated with each Fund’s subadvisers. After these waivers, actual net annual operating expenses for the Short-Term Investment Fund, Small Cap Growth Fund and International Equity Fund for the fiscal year ended December 31, 2007 were 0.10%, 1.53% and 2.07%, respectively. Wilshire’s voluntary fee waiver is expected to continue until December 31, 2008 and may be terminated at any time.

21

Example

This example is intended to help you compare the cost of investing in a Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in a Fund, redeem all of your shares at the end of the periods shown, earn a 5% return each year and incur the same operating expenses as shown above. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Equity Fund	$115	$359	$622	$1,375
Balanced Fund	$118	$368	$638	$1,409
Income Fund	$107	$334	$579	$1,283
Short-Term Investment Fund	$111	$347	$601	$1,329
Small Cap Growth Fund	$179	$555	$956	$2,078
International Equity Fund	$230	$709	$1,214	$2,603
Socially Responsible Fund	$131	$409	$708	$1,556

22

MORE ABOUT RISKS

The Funds have principal investment strategies that come with inherent risks. The following is a list of the principal risks associated with those strategies. Because the Balanced Fund invests in the shares of both the Equity Fund and the Income Fund, the Balanced Fund will be subject to the risks of both the Equity Fund and the Income Fund. The following table summarizes the types of risks described below that each Fund may experience:

Fund	Currency Risk	Derivatives Risk	Credit Risk	Interest Rate Risk	Investment Style Risk
Equity Fund		X	X		X
Balanced Fund	X	X	X	X	X
Income Fund	X	X	X	X	X
Short-Term Investment Fund		X	X	X	X
Small Cap Growth Fund		X	X	X	X
International Equity Fund	X	X	X	X	X
Socially Responsible Fund		X	X		X

Fund	Liquidity Risk	Market Risk	Portfolio Strategy Risk	Prepayment Risk	Reinvestment Risk	Turnover Risk	Valuation Risk
Equity Fund	X	X	X
Balanced Fund	X	X	X	X	X		X
Income Fund	X	X	X	X	X	X	X
Short-Term Investment Fund		X	X			X	X
Small Cap Growth Fund	X	X	X			X	X
International Equity Fund	X	X	X				X
Socially Responsible Fund	X	X	X

Currency Risk. Non-U.S. dollar-denominated securities are subject to fluctuations in the exchange rates between the U.S. dollar and foreign currencies which may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign currency denominated investments, and may widen any losses.

Derivatives Risk. When a Fund uses derivatives (securities whose value is based upon the value of another security or an index) to hedge positions in the portfolio, any loss generated by the derivative security should be substantially offset by gains on the hedged investment and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. To the extent that a derivative is not used as a hedge (i.e., for speculation), a Fund is directly exposed to the potential gains and losses of that derivative. Gains and losses from non-hedging derivative positions may be substantially greater than the derivative’s original cost.

23

Credit Risk. For debt securities, credit risk is the possibility that an issuer or counterparty to a contract will fail to make timely payments of interest or principal to a Fund. The credit risk of a Fund depends on the credit quality of its underlying securities. In general, for debt securities, the lower the credit quality of a Fund’s securities, the higher a Fund’s risk, all other factors such as maturity being equal.

Interest Rate Risk. For debt securities, interest rate risk is the possibility that the price will fall because of changing interest rates. In general, debt securities’ prices rise or fall inversely to changes in interest rates. If interest rates rise, bond prices generally fall; if interest rates fall, bond prices generally rise. In addition, for a given change in interest rates, longer-maturity bonds fluctuate more in price (gaining or losing more in value) than shorter-maturity bonds.

Investment Style Risk. During certain market conditions, a Fund with a more specific investment style (such as value or growth) may perform less well than a Fund that allows greater flexibility in the investment of assets.

Liquidity Risk. A Fund may invest in certain securities that may be difficult or impossible to sell at a certain time and at a price that a Fund finds to be favorable. A Fund may have to accept an unfavorable price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on portfolio management or investment performance.

Market Risk. For equity securities, stock market movements will affect a Fund’s share price on a daily basis. Declines in value are possible because of declines in the stock market in general or because of a decline in the specific securities held by a Fund. There is also the possibility that the price of the security will fall because the market perceives that there is or will be a deterioration in the fundamental value of the issuer or poor earnings performance by the issuer. Market risk may affect a single company, industry, sector or the market as a whole. For debt securities, the market value of a security may move up and down, sometimes rapidly and unpredictably. Market risk may affect a single issuer, an industry, a sector or the bond market as a whole.

Portfolio Strategy Risk. The investment performance of a Fund is in part dependent upon either Wilshire’s or a subadviser’s skill in making appropriate investments. To the extent that a Fund’s investments differ from the portfolio represented by the benchmark, there exists the potential for volatility of the return of a Fund relative to its index. As the industry and sector composition of the market or index changes over time, the implementation of a Fund’s strategy can lead to substantial differences in the sector or industry allocation of a Fund relative to the market or index.

Prepayment Risk. Mortgage-backed securities are subject to the risk of unanticipated prepayments of principal with respect to mortgages in the security’s underlying pool of assets. While principal prepayments are passed through to the holders of the securities, prepayments also reduce the future payments on such securities and may reduce their value. Mortgage-backed securities are subject to the risk that an unexpected rise in interest rates will extend the life of a mortgage-backed security beyond the expected prepayment time, typically reducing the security’s value. Mortgage-backed securities are subject to the risk that an unexpected decline in interest rates will contract the life of a mortgage-backed security, thereby affecting its prepayment schedule, which may affect the value of the security.

Reinvestment Risk. During periods of falling interest rates, a debt security with a high stated interest rate may be prepaid (or “called”) prior to its expected maturity date. If, during periods of falling interest rates, a debt security with a high stated interest rate is called, the unanticipated proceeds would likely be

24

invested at lower interest rates, and a Fund’s income or yield may decline. Call provisions, which may lead to reinvestment risk, are most common for intermediate- and long-term municipal, corporate and mortgage-backed securities. To the extent securities subject to call were acquired at a premium, the potential for appreciation in the event of a decline in interest rates may be limited and may even result in losses.

Turnover Risk. A Fund that trades aggressively will experience high portfolio turnover and relatively high brokerage and other transaction costs. Such transaction costs may lower a Fund’s effective investment return.

Valuation Risk. A Fund may invest in securities that are difficult to value and may inadvertently value certain of its securities at a higher price than the market will bear.

25

TYPES OF INVESTMENTS AND ASSOCIATED RISKS

Shareholders of each of the Equity Fund, Income Fund, Small Cap Growth Fund and International Equity Fund will be provided with at least 60 days prior notice of any change in the 80% investment policy of each of these Funds.

The following provides additional information on various types of instruments in which the Funds may invest and their associated risks. Because the Balanced Fund invests in shares of both the Equity Fund and the Income Fund, the Balanced Fund indirectly invests in the same investments as listed for both the Equity Fund and the Income Fund. For a more detailed description of the various types of instruments in which the Funds may invest and their associated risks, please see the section entitled “Description of Securities and Risks” in the Statement of Additional Information (“SAI”).

ADRS, EDRS and GDRS. The Small Cap Growth Fund, International Equity Fund and Socially Responsible Fund may each invest in both sponsored and unsponsored American Depository Receipts (“ADRs”), European Depository Receipts (“EDRs”), Global Depository Receipts (“GDRs”) and other similar global instruments. The Equity Fund may invest in ADRs. ADRs typically are issued by an American bank or trust company and evidence ownership of underlying securities issued by a foreign corporation. EDRs, which are sometimes referred to as Continental Depository Receipts, are receipts issued in Europe, typically by foreign banks and trust companies, that evidence ownership of either foreign or domestic underlying securities. GDRs are depository receipts structured like global debt issues to facilitate trading on an international basis. Unsponsored ADR, EDR and GDR programs are organized independently and without the cooperation of the issuer of the underlying securities. As a result, available information concerning the issuer may not be as current as for sponsored ADRs, EDRs and GDRs, and the prices of unsponsored ADRs, EDRs and GDRs may be more volatile than if such instruments were sponsored by the issuer. Investments in ADRs, EDRs and GDRs present additional investment considerations, as described below under “Foreign Securities.”

Foreign Securities. The Equity Fund, International Equity Fund, Small Cap Growth Fund, Socially Responsible Fund, Income Fund and Short-Term Investment Fund may invest in foreign securities. Investing outside the United States involves economic and political considerations not typically applicable to U.S. markets. These considerations, which may favorably or unfavorably affect a Fund’s investment performance, include, but are not limited to, changes in exchange rates and exchange rate controls (which may include suspension of the ability to transfer currency from a given country), costs incurred in conversions between currencies, nonnegotiable brokerage commissions, different accounting standards, lower trading volume and greater market volatility, the difficulty of enforcing obligations in other countries, less securities regulation, different tax provisions (including withholding on interest and dividends paid to a Fund), war, expropriation, political and social instability and diplomatic developments. Further, the settlement period of securities transactions in foreign markets may be longer than in domestic markets. These considerations generally are heightened in developing countries. For example, the possibility of political upheaval and the dependence on foreign economic assistance may be greater in these countries than in developed countries. Wilshire and the subadvisers seek to mitigate the risks associated with these considerations through diversification and active professional management. For a more detailed description of foreign securities, see the SAI of the Trust.

Forward Foreign and Currency Exchange Contracts. The International Equity Fund may invest in foreign currencies. The Income Fund may enter into forward foreign currency exchange contracts

26

(“forward contracts”) up to 15% of the value of its total net assets, for hedging purposes only. A forward contract involves an obligation to purchase or sell a specific currency for an agreed price at a future date, which may be any fixed number of days from the date of the contract. The agreed price may be fixed or within a specified range of prices. The Income Fund also may enter into foreign currency futures contracts and foreign currency options up to 15% of the value of total net assets, for hedging purposes only. Foreign currency futures contracts are standardized contracts traded on commodities exchanges that involve an obligation to purchase or sell a predetermined amount of currency at a predetermined date at a specified price. For a more detailed description of foreign currencies, see the SAI of the Trust.

High-Yield (High-Risk) Securities. The Income Fund may invest in fixed income or convertible securities rated lower than “Baa” by Moody’s or “BBB” by S&P, or unrated securities of comparable quality, which are commonly referred to as “junk bonds” or “high-yield/high-risk” securities. These securities are considered speculative and generally involve a higher risk of loss of principal and income than higher-rated, investment grade securities. The value of these securities generally fluctuates more than those of higher-rated securities. The value of high-yield, high-risk securities may also be influenced by the bond market’s perception of an issuer’s credit quality or its outlook for economic growth. As with any other asset in a Fund’s portfolio, any reduction in the value of such securities would be reflected in the net asset value of a Fund. In addition, a Fund that invests in lower-quality securities may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal and interest on its holdings. As a result of the associated risks, successful investments in high-yield (high-risk) securities will be more dependent on Wilshire’s and the subadvisers’ credit analysis than generally would be the case with investments in investment grade securities. Lower-quality securities tend to be less liquid than higher-quality debt securities because the market for them is not as broad or active. The lack of a liquid secondary market may have an adverse effect on market price and a Fund’s ability to sell particular securities. For a description of ratings, and a more detailed description of high-yield (high-risk) securities, see the SAI of the Trust.

Illiquid Securities. The Income Fund may invest up to 10% of its net assets in securities that are illiquid. Variable and floating rate instruments that cannot be disposed of within seven days and repurchase agreements and time deposits that do not provide for payment within seven days after notice, without taking a reduced price, are subject to these limits. Each of the Small Cap Growth Fund, International Equity Fund and Socially Responsible Fund may invest up to 15% of its net assets in illiquid securities, including repurchase agreements maturing in more than seven days. Each of the Balanced Fund and Income Fund may invest up to 10% of its net assets in illiquid securities and may not invest in “restricted securities” except for Rule 144A securities. The Small Cap Growth Fund, International Equity Fund, Socially Responsible Fund and Income Fund may purchase securities which are not registered under the Securities Act of 1933 (the “1933 Act”) but which can be sold to “qualified institutional buyers” in accordance with Rule 144A under the 1933 Act if they are determined to be liquid. Any such security will be considered liquid so long as it is determined by a subadviser that an adequate trading market exists for that security. This investment practice could have the effect of increasing the level of illiquidity in a Fund during any period that qualified institutional buyers become uninterested in purchasing these restricted securities. As a matter of operating policy, each Fund will invest only in Rule 144A securities that are deemed to be liquid, and will limit its investment in Rule 144A securities to 20% of its net assets. The Equity Fund and Short-Term Investment Fund may not invest in illiquid or restricted securities or securities not fully marketable.

27

Mortgage- and Asset-Backed Securities. The Income Fund may invest in mortgage- and asset-backed securities which represent shares in a pool of mortgages or other debt. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis. These securities involve prepayment risk, which is the risk that the underlying mortgages or other debt may be refinanced or paid off before they mature, particularly during periods of declining interest rates. In that case, a subadviser may need to reinvest the proceeds from the securities at a lower interest rate. This could lower a Fund’s return and result in losses to a Fund if some securities were acquired at a premium. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk. The Income Fund may also invest in collateralized mortgage obligations (“CMOs”). In a CMO, a series of bonds or certificates is issued in multiple classes, which have varying levels of risks. For a more detailed description of mortgage- and asset-backed securities, see the SAI of the Trust.

Adjustable Rate Mortgage Securities. The Income Fund may invest in adjustable rate mortgage securities. Adjustable rate mortgage securities are pass-through mortgage securities collateralized by mortgages with adjustable rather than fixed rates. For a more detailed description of adjustable rate mortgage securities, see the SAI of the Trust.

Options and Futures Contracts. The Income Fund, Small Cap Growth Fund, International Equity Fund and Socially Responsible Fund may invest in options and futures. The Equity Fund may invest in futures. Options are the right, but not the obligation to buy or sell a specified amount of securities or other assets on or before a fixed date. Futures contracts are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. The Small Cap Growth Fund, International Equity Fund and Socially Responsible Fund may write covered call options, buy put options, buy call options and write secured put options for the purpose of hedging or earning additional income, which may be deemed speculative or, with respect to the International Equity Fund, cross-hedging. The Small Cap Growth Fund, International Equity Fund and Socially Responsible Fund may also invest in financial futures contracts and options on futures contracts to commit funds awaiting investment in securities or maintain cash liquidity or for other risk management purposes. For a more detailed description of options and futures contracts and their associated risks, see the SAI of the Trust.

Securities Lending. The Equity Fund, Income Fund, Small Cap Growth Fund, International Equity Fund and Socially Responsible Fund each may lend its investment securities in an amount of up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions. Any loss in the market price of securities loaned by a Fund that occurs during the term of the loan would be borne by a Fund and would affect a Fund’s investment performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by a Fund’s delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower. The Trust’s Board of Trustees will make arrangements to vote or consent with respect to a material event affecting portfolio securities on loan. The Balanced Fund and Short-Term Investment Fund may not make loans to other persons, except by the purchase of obligations in which a Fund is authorized to invest.

When-Issued Purchases and Forward Commitments. The Equity Fund, Small Cap Growth Fund, International Equity Fund, Socially Responsible Fund and Income Fund each may purchase securities on

28

a “when-issued” basis and may purchase or sell securities on a “forward commitment” basis. These transactions involve a commitment by a Fund to purchase or sell particular securities with payment and delivery taking place at a future date (perhaps one or two months later), and permit a Fund to lock in as price or yield on a security it owns or intends to purchase, regardless of future changes in interest rates. When-issued and forward commitment transactions involve the risk, however, that the price or yield obtained in a transaction may be less favorable than the price or yield available in the market when the securities delivery takes place. The Funds do not intend to engage in when-issued purchases and forward commitments for speculative purposes but only in furtherance of their investment objectives. For a more detailed description of when-issued purchases and forward commitments, see the SAI of the Trust.

29

MANAGEMENT

The overall responsibility for the supervision of the affairs of the Funds rests with the Board of Trustees. As described below, the Board of Trustees has approved contracts with others to provide certain services to the Funds.

Investment Adviser. Since March 1, 1999, the Trust has employed Wilshire to manage the investment and reinvestment of the assets of the Equity Fund, Balanced Fund, Income Fund, Short-Term Investment Fund, Small Cap Growth Fund, International Equity Fund and Socially Responsible Fund and to continuously review, supervise and administer the Funds’ investment programs under an Investment Advisory Agreement dated March 1, 1999, as amended from time to time. Wilshire’s principal office is located at 1299 Ocean Avenue, Santa Monica, California 90401-1085.

Wilshire’s duties under the Investment Advisory Agreement include providing a continuous investment program for each Fund or recommending to the Board of Trustees one or more unaffiliated subadvisers to provide a continuous investment program for each Fund or a portion of such Fund’s assets designated from time to time by Wilshire, including investment, research and management with respect to all securities and investments and cash equivalents for a Fund or a designated portion of such Fund’s assets. Wilshire also reviews, monitors and reports to the Board of Trustees regarding the investment performance and investment procedures of each subadviser and assists and consults with each subadviser in connection with a Fund’s continuous investment program. In addition, Wilshire maintains books and records with respect to its services under the Investment Advisory Agreement and furnishes the Board of Trustees with such periodic and special reports as the Board of Trustees may request.

Wilshire selects subadvisers based on a continuing quantitative and qualitative evaluation of their skills and proven abilities in managing assets pursuant to a particular investment style. Short-term performance is not by itself a significant factor in selecting or terminating subadvisers, and therefore Wilshire does not anticipate frequent changes in the subadvisers. Criteria for employment of subadvisers includes, but is not limited to, a subadviser’s philosophy and process, people and organization, resources and performance. Subadvisers may have different investment styles and security selection disciplines.

Wilshire monitors the investment performance of each subadviser of the Funds and, to the extent it deems appropriate to achieve the Funds’ investment objectives, reallocates assets among individual subadvisers or recommends the employment or termination of particular subadvisers.

Pursuant to an exemptive order from the Securities and Exchange Commission (“SEC”), Wilshire, without shareholder approval, as normally would be required under the 1940 Act, may replace, add or remove subadvisers and enter into sub-advisory agreements with these subadvisers upon approval of the Board of Trustees. Within 90 days of the hiring of any new subadviser or the implementation of any proposed material change to a sub-advisory agreement, shareholders will be furnished with an information statement that contains all information that would be included in a proxy statement regarding the new subadviser or sub-advisory agreement, except as modified by exemptive relief. Moreover, Wilshire will not enter into a sub-advisory agreement with any subadviser that is an “affiliated person,” as defined in the 1940 Act, of the Trust or Wilshire, other than by reason of serving as a subadviser to one or more of the Funds, without shareholder approval. In addition, whenever a subadviser is hired or fired, Wilshire will provide the Board of Trustees with information showing the expected impact on Wilshire’s profitability and will report such impact quarterly.

30

Each subadviser’s fees will be paid by Wilshire out of the advisory fees that Wilshire receives from each of the Funds. For a Fund with multiple subadvisers, the fees paid to a subadviser will depend upon the fee rate negotiated with Wilshire and upon the percentage of the Fund’s assets allocated to that subadviser by Wilshire, which may vary from time to time. Thus, the basis for fees paid to any such subadviser will not be constant, and the relative amounts of fees paid to the various subadvisers of a Fund will fluctuate. These internal fluctuations, however, will not affect the total advisory fees paid by a Fund, which will remain fixed based on the terms described above. Wilshire may, however, determine in its discretion to waive a portion of its fee if internal fluctuations in the fee to be paid to the subadvisers results in excess profit to Wilshire. Because Wilshire will pay each subadviser’s fees out of its own fees from the Funds, there will not be any “duplication” of advisory fees paid by the Funds.

Shareholders should recognize, however, that in engaging new subadvisers and entering into sub-advisory agreements, Wilshire will negotiate fees with those subadvisers and, because these fees are paid by Wilshire and not directly by each Fund, any fee reduction negotiated by Wilshire may inure to Wilshire’s benefit and any increase may inure to its detriment. However, Wilshire has agreed to waive its fee to the extent any fee reduction is negotiated with a subadviser for the Small Cap Growth Fund and International Equity Fund. In addition, Wilshire has agreed to waive its fee and reimburse the Short-Term Investment Fund for all expenses except for custodian and trustees’ fees through December 31, 2008. The fees paid to Wilshire by the Funds and the fees paid to the subadvisers by Wilshire are considered by the Board of Trustees in approving the Funds’ advisory and sub-advisory arrangements. Any change in the advisory fees paid by a Fund to Wilshire would require shareholder approval.

Information regarding the Board of Trustees’ approval of the Investment Advisory Agreement and Investment Sub-Advisory Agreements of the Equity Fund, Balanced Fund, Income Fund, Short-Term Investment Fund, Small Cap Growth Fund, International Equity Fund and Socially Responsible Fund is included in the Annual Report to Shareholders dated December 31, 2007.

For the services provided and the expenses assumed pursuant to the Investment Advisory Agreement, Wilshire receives a fee based on each Fund’s average daily net assets, computed daily and payable monthly, at the following annual rates:

	Rate on the First $1 Billion of Fund Assets	Rate on Fund Assets in Excess of $1 Billion
Fund
Equity Fund	0.700%	0.600%
Balanced Fund	0.550%*	0.450%*
Income Fund	0.550%	0.450%
Short-Term Investment Fund	0.275%	0.175%
Small Cap Growth Fund	1.150%	1.150%
International Equity Fund	1.000%	0.900%
Socially Responsible Fund	0.850%	0.750%

*
The Balanced Fund operates under a “fund of funds” structure, primarily investing in shares of both the Equity Fund and Income Fund. Under the “fund of funds” arrangement, Wilshire receives directly from the Balanced Fund a fee based on the average daily net assets of the Balanced Fund that are not invested in either the Equity Fund or Income Fund.

Through consulting and other arrangements similar to the Funds’ “manager of managers” approach, Wilshire has also provided the same types of services to registered investment companies as provided under the Investment Advisory Agreement.

31

The Subadvisers. Each subadviser serves pursuant to a subadvisory agreement with Wilshire. Wilshire uses a “manager of managers” approach for the Funds by which Wilshire allocates each Fund’s assets among one or more “specialist” subadvisers. The assets of the Equity Fund are managed by AllianceBernstein, NYLIM and Pzena. The assets of the Income Fund are managed by Western Asset and WAML. WAML will manage the Income Fund’s assets allocated by Western Asset to foreign securities. Western Asset also serves as the subadviser for the Short-Term Investment Fund. BNY Mellon and Copper Rock serve as the subadvisers for the Small Cap Growth Fund. PanAgora and Thomas White serve as the subadvisers for the International Equity Fund. AllianceBernstein serves as the subadviser for the Socially Responsible Fund. Substantially all of the Balanced Fund’s assets are allocated to both the Equity Fund and Income Fund. See information on both the Equity Fund and Income Fund for the relevant subadvisers of the Balanced Fund.

For Funds with multiple subadvisers, Wilshire has discretion over the percentage of assets allocated to each subadviser, and to the extent Wilshire deems appropriate to achieve a Fund’s investment objective, may reallocate the percentage of a Fund’s assets overseen by each subadviser at any time.

AllianceBernstein

AllianceBernstein, 1345 Avenue of the Americas, New York, NY 10105 is a leading global investment management firm supervising client accounts with assets as of December 31, 2007, totaling approximately $800 billion. AllianceBernstein, an investment adviser registered under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), provides investment management services for many of the largest U.S. public and private employee benefit plans, endowments, foundations, public employee retirement funds, banks, insurance companies and high net worth individuals worldwide. AllianceBernstein is also one of the largest mutual fund sponsors, with a diverse family of globally distributed mutual fund portfolios.

Two teams are primarily responsible for overseeing the Socially Responsible Fund and AllianceBernstein’s portion of the Equity Fund; the U.S. Large Cap Growth Portfolio Oversight Group and the U.S. Value Investment Policy Group. Key members are highlighted below.

James G. Reilly, Executive Vice President and U.S. Large Cap Growth Team Leader since 1999 and a portfolio manager with the U.S. Large Cap Growth team since 1988; prior to that joined AllianceBernstein in 1985 as a Vice President and a quantitative and fundamental research analyst covering airlines and railroads; BS in engineering from Northwestern University; MBA, University of Chicago.

Lisa A. Shalett, Executive Vice President of AllianceBernstein and Global Head of Alliance Growth Equities since January 2008, joined the management team of Alliance Growth Equities as the Global Research Director in February 2007, Executive Vice President of AllianceBernstein since November 2002, joined AllianceBernstein in 1995; dual magna cum laude BS in Applied Mathematics & Economics, Brown University; MBA, Harvard Business School.

Joseph R. Elegante, Vice President and U.S. Large Cap Growth Portfolio Manager since 2004, joined Alliance Capital in 2000; BS in Finance, Miami University (Oxford, OH); MBA, Case Western Reserve’s Weatherhead School of Management. Member of A.I.M.R and the Cleveland Financial Analyst Society. CFA Charterholder.

Marilyn G. Fedak, Executive Vice President and Chief Investment Officer — U.S. Value Equities at AllianceBernstein since October 2, 2000 and prior to that Chief Investment Officer and Chairman of the

32

U.S. Equity Investment Policy Group at Sanford Bernstein since 1993; has managed portfolio investments since 1976; joined Sanford Bernstein in 1984; BA, Smith College; MBA, Harvard Business School.

John Phillips is a senior portfolio manager and member of the U.S. Value Equity Investment Policy Group. He joined AllianceBernstein in 1994. He is also chairman of AllianceBernstein’s Proxy Voting Committee and is a Chartered Financial Analyst.

Chris Marx is a senior portfolio manager and member of the U.S. Value Equity Investment Policy Group. He joined AllianceBernstein in 1997 as a research analyst and has covered a variety of industries both domestically and internationally, including chemicals, food, supermarkets, beverages and tobacco.

NYLIM

NYLIM, located at 51 Madison Avenue, New York, NY 10010 had approximately $250 billion in assets under management as of December 31, 2007. NYLIM manages a portion of the assets of the Equity Fund. Harvey Fram, Migene Kim, and Mona Patni are responsible for day-to-day management of the Fund.

Harvey Fram, CFA, Managing Director of NYLIM, is responsible for the management of quantitative equity portfolios. Prior to joining NYLIM in 2000, Mr. Fram was a portfolio manager and research strategist at Monitor Capital Advisors LLC (a former subsidiary of NYLIM). Prior to joining Monitor Capital Advisors LLC, he was a quantitative equity research analyst at ITG, a leading technology based equity brokerage firm. Prior to that, he was a portfolio manager for international equity derivatives at the Palladin Group, a hedge fund. Mr. Fram has an MBA from the Wharton School at the University of Pennsylvania.

Migene Kim is a Portfolio Manager for the core equity team of NYLIM. Prior to joining NYLIM in May of 2005, she spent seven years as a quantitative research analyst at INVESCO’s Structured Products Group. She started her career as an analyst at the Market Risk Management Group of Chase Manhattan Bank in 1993. Ms. Kim earned her MBA in Financial Engineering from the MIT Sloan School of Management and is a summa cum laude graduate in Mathematics from the University of Pennsylvania where she was elected to Phi Beta Kappa. She is also a CFA charterholder.

Mona Patni is a Portfolio Manager for the core equity team of NYLIM. Prior to joining NYLIM in June of 2006, she was a principal consultant in the Financial Services division at PricewaterhouseCoopers, LLP. Ms. Patni earned her MBA from NYU Stern School of Business and her undergraduate degree in Computer Science Engineering from the University of Bombay.

Pzena

Pzena is located at 120 West 45th Street, New York, New York 10036 and had $23.7 billion in assets under management as of December 31, 2007. Pzena manages a portion of the assets of the Equity Fund.

Richard S. Pzena, John P. Goetz, and Antonio DeSpirito, III are responsible for the day-to-day management of Pzena’s portion of the Equity Fund. Richard S. Pzena, Managing Principal, Chief Executive Officer, Co-Chief Investment Officer and Founder of Pzena, has been with Pzena since 1995. John P. Goetz, Managing Principal and Co-Chief Investment Officer, has been with Pzena since 1996. Antonio DeSpirito, III, Principal and Portfolio Manager, has been with Pzena since 1996.

Western Asset

Western Asset, a wholly owned subsidiary of Legg Mason, Inc., acts as investment adviser to institutional accounts, such as corporate pension plans, mutual funds and endowment funds. Total assets under

33

management were approximately $634.4 billion as of December 31, 2007. Western Asset is located at 385 East Colorado Boulevard, Pasadena, California 91105. Western Asset uses a centralized strategy group comprised of professionals who are expert in various investment disciplines to determine the investments for the Short-Term Investment Fund and for its portion of the Income Fund. Western uses a team approach to investment management, which revolves around the decisions of the group with expertise in all areas of the fixed-income market. The strategy group lays out basic parameters which are then executed by teams of professionals dedicated to specific sectors of the market. Western Asset manages the assets of the Short-Term Investment Fund.

A team of investment professionals at Western Asset, led by Chief Investment Officer S. Kenneth Leech, Deputy Chief Investment Officer Stephen A. Walsh and portfolio manager Andrea A. Mack, manages the assets of the Short-Term Investment Fund.

Messrs. Leech and Walsh have served as portfolio managers for Western Asset for over 15 years. Ms. Mack has been employed by Western Asset for the past 7 years. Ms. Mack became a Portfolio Manager in October 2001.

WAML

WAML, an indirect, wholly owned subsidiary of Legg Mason, Inc., and an affiliate of Western Asset, 10 Exchange Square London, EC2A 2EN, is a registered investment adviser founded in 1984 by the American Express organization. WAML is responsible for the management of global and international fixed income mandates including the non-U.S. portion of Western Asset’s U.S. domestic clients’ portfolios. WAML had approximately $103.8 billion under management as of December 31, 2007. WAML uses a strategy group comprised of professionals who are experts in various investment disciplines to determine the investments for its portion of the Income Fund.

A team of investment professionals at Western Asset Management Company, led by Chief Investment Officer S. Kenneth Leech, Deputy Chief Investment Officer Stephen A. Walsh and Portfolio Managers Edward A. Moody, Carl L. Eichstaedt and Mark Lindbloom, manages WAML’s portion of the Income Fund’s assets.

Messrs. Leech, Walsh, and Moody have each served as portfolio managers for Western Asset for over 15 years. Mr. Eichstaedt has served as portfolio manager for Western Asset for over 10 years. Mr. Lindbloom has been employed as a portfolio manager for Western Asset since 2005. Prior to joining Western Asset, Mr. Lindbloom was employed as a portfolio manager for Citigroup Asset Management for nine years.

Copper Rock

Copper Rock, located at 200 Clarendon Street, 51st Floor, Boston, MA 02116 is a registered investment advisory firm specializing in the management of small cap growth portfolios for pension and profit-sharing plans, institutional investors, investment limited partnerships and mutual funds. Copper Rock had $3.1 billion in assets under management as of December 31, 2007. Copper Rock manages a portion of the assets of the Small Cap Growth Fund.

The investment team is comprised of two members, Tucker M. Walsh and Michael Malouf, CFA. Each are responsible for investment strategy, original research and portfolio construction.

Mr. Walsh is a founding partner, Chief Executive Officer and Head of Portfolio Management at Copper Rock. Prior to founding Copper Rock in February 2005, Mr. Walsh was a Managing Director and Head of

34

the Small Cap Growth team at State Street Research. He managed a $2 billion portfolio for State Street Research’s institutional separate accounts and registered mutual funds. Previously, he was an Equity Analyst at Chilton Investment Company, Equity Analyst at SG Cowen Asset Management and Equity Analyst at Merrill Lynch. Mr. Walsh earned a BA in Economics from Washington and Lee University. He has over 17 years of investment industry experience.

Mr. Malouf is a founding partner and Portfolio Manager at Copper Rock. His responsibilities include portfolio management and research. He previously held the position of Managing Director and Head of Small Cap Growth Investing at Neuberger Berman prior to February 2005. He provided the leadership necessary to start a Small Cap Growth Product raising over $800 million in just over four years. Prior to Neuberger Berman, he held the position of Small Cap Portfolio Manager at RCM Capital Management. He managed 15 institutional accounts encompassing over $1 billion in total assets. Mr. Malouf is Chairman of the Affordable Housing Committee for the town of Concord, MA. He holds a BS in Finance from Arizona State University and a CFA designation. He has over 18 years of investment industry experience.

BNY Mellon

BNY Mellon, a New York corporation, is located at One Wall Street, New York, NY 10268. BNY Mellon had approximately $1.1 trillion in assets under management as of December 31, 2007. BNY Mellon manages a portion of the assets of the Small Cap Growth Fund.

The BNY Mellon Index Fund Management team is responsible for managing BNY Mellon’s portion of the Small Cap Growth Fund. The five most senior members are Denise Krisko, CFA, Kurt Zyla, Lloyd Buchanan, Robert McCormack and Todd Rose.

Ms. Krisko is the Managing Director of the BNY Mellon Index Fund Management Division. Ms. Krisko is responsible for the day-to-day management of BNY Mellon’s portion of assets of the Small Cap Growth Fund. Prior to joining BNY Mellon Asset Management in 2005, Ms. Krisko held various senior investment positions, including director and senior quantitative equity portfolio manager, trader and member of global index investment and business subcommittees for Deutsche Asset Management and Northern Trust; as senior quantitative equity portfolio manager and trader for The Vanguard Group; and brokerage specialist for Federated Investors. Ms. Krisko has a BS from Pennsylvania State University and an MBA from Villanova University.

Mr. Zyla is the Index and ETF Strategist of the BNY Mellon Index Fund Management Division. Prior to joining the BNY Mellon Index Fund Management Division in 1998, Mr. Zyla was an index portfolio manager and worked in the special investment products area, focusing on portfolio transitions/liquidations and equity derivative product strategies. Mr. Zyla has a BS in Chemical Engineering from New Jersey Institute of Technology and an MBA from New York University’s Stern School of Business.

Mr. Buchanan is a Senior Portfolio Manager in the BNY Mellon Index Fund Management Division. He was the Chief Operating Officer and Index Fund Portfolio Manager at Axe-Houghton Associates from 1988 until the International business was acquired by BNY Mellon Asset Management in 2002. Prior to 1988, Mr. Buchanan was an Index Fund Manager at Bankers Trust Company. Mr. Buchanan has a BS in Economics from the Wharton School of the University of Pennsylvania and an MBA from New York University. He is a Trustee and on the Executive Committees of The Foundation for Economic Education and of The Objectivist Center.

35

Mr. McCormack is a Senior Portfolio Manager in the BNY Mellon Index Fund Management Division. He is responsible for domestic indexed portfolio management. Prior to joining the BNY Mellon Index Fund Management Division, Mr. McCormack was a relationship manager in the Bank’s Master Trust/Master Custody division, specializing in working with Foundations and Endowments and other not-for-profit organizations. Mr. McCormack holds a BS in Accounting from Long Island University — CW Post Campus.

Mr. Rose is a Senior Portfolio Manager in the BNY Mellon Index Fund Management Division. Prior to joining the BNY Mellon Index Fund Management Division, Mr. Rose worked in the Mutual Funds Accounting division. Prior to joining BNY Mellon in 1997, Mr. Rose was a Financial Consultant at Merrill Lynch. He began his career trading futures with Linnco Futures Group in Chicago. Mr. Rose earned a BS in Accounting from the University of Maryland and an MBA from Fordham University.

PanAgora

PanAgora, a Delaware corporation, is an investment advisor registered under the Advisers Act and is both a commodity trading advisor and commodity pool operator, under the rules of the Commodity Futures Trading Commission, with the National Futures Association. Headquartered at 260 Franklin St., 22nd Floor, Boston, MA 02110, PanAgora is a provider of actively managed and enhanced investment strategies designed to dynamically adapt to the market environment. PanAgora had approximately $25.4 billion in assets under management as of December 31, 2007.

William Zink, Melanie Batstone, Randall Yarlas, and Anthony Troilo are the portfolio managers that are responsible for the day-to-day management of PanAgora’s portion of the International Equity Fund.

Mr. Zink is responsible for the development and management of custom index products, including tax-aware and socially responsible strategies. Prior to joining PanAgora, Mr. Zink was Vice President in charge of portfolio management and mutual fund pricing businesses at Interactive Data Corporation. He has been with PanAgora for 19 years and has 33 years of experience. Mr. Zink has a BS and an MS from Massachusetts Institute of Technology.

Ms. Batstone is responsible for the daily management of PanAgora’s structured investment strategies. Her responsibilities include portfolio construction, securities trading, and ongoing investment monitoring. She moved into her current role from PanAgora’s Investment Operations area where as manager, she focused on performance attribution and reporting. Prior to joining PanAgora, Ms. Batstone was a Senior Performance Measurement Analyst at Russell/Mellon Analytical Services. She has been with PanAgora for 7 years and has 13 years of experience.

Mr. Yarlas is responsible for the daily management of PanAgora’s Macro-Strategies portfolios. Prior to assuming this role he managed PanAgora’s Investment Operations. His responsibilities include the oversight of all aspects of investment operations for PanAgora’s global equity accounts, including trade processing, custody and accounting, corporate action processing and portfolio valuation and reconciliation. Before joining PanAgora, Mr. Yarlas worked at Brown Brothers Harriman & Co. He has been with PanAgora for 8 years and has 14 years of experience.

Mr. Troilo joined PanAgora’s Macro Strategies team in February 2007. His responsibilities within the team include managing both domestic and global passive accounts as well as active-passive global equity accounts. Prior to his current role, Mr. Troilo was the investment operations manager at PanAgora where he served in that role for five years. Mr. Troilo has been with PanAgora for 6 years and has 11 years of experience.

36

Thomas White

Thomas White, located at 440 S. LaSalle Street, Suite 3900, Chicago, Illinois 60605 had approximately $1.01 billion in assets under management as of December 31, 2007. Day to day management of Thomas White’s portion of the International Equity Fund is the responsibility of portfolio managers Thomas S. White, Jr., Douglas M. Jackman, CFA, Wei Li, Ph.D, CFA and Jinwen Zhang, Ph.D, CFA.

Mr. White, President, Chief Investment Officer, and Portfolio Manager, co-founded Thomas White in 1992. He has been managing investments for 42 years and previously served as a Managing Director for Morgan Stanley Asset Management from 1979 to 1992. Mr. White has a BA in Economics from Duke University.

Mr. Jackman, Executive Vice President, Portfolio Manager, and Senior Research Officer, joined Thomas White in 1995. He has been managing investments for 17 years and previously worked for Morgan Stanley. Mr. Jackman has an AB in Economics and an MBA from the University of Chicago.

Mr. Li, Executive Vice President and Research Officer, joined Thomas White in 1994. He has been managing investments for 14 years and prior to joining Thomas White was a postdoctoral research assistant at Rensselaer Polytechnic Institute and a postdoctoral fellow at McGill University. Mr. Li has a BS in Mathematics from Nanjing University, a MS in Mathematics from Nanjing Normal University and a Ph.D. in Mathematics from Purdue University.

Ms. Zhang, Senior Vice President and Research Officer, joined Thomas White in 1999. She has been managing investments for 9 years. Ms. Zhang has a BS in Biochemistry from Beijing University, a MBA in Finance and Accounting from the University of Chicago and a Ph.D. in Biochemistry from Iowa State University.

The SAI provides additional information about each Fund’s portfolio managers, including their compensation, other accounts they manage and their ownership of securities in the Fund they manage.

Portfolio Holdings. A description of the policies and procedures with respect to the disclosure of the Funds’ portfolio securities is available in the SAI.

37

DISTRIBUTION PLAN

The Funds have adopted a plan under Rule 12b-1 of the 1940 Act that provides for a fee of 0.25% of each Fund’s average net assets payable to PFPC Distributors, Inc. (the “Distributor”) to compensate the Distributor for distribution and other services provided to shareholders.

Because 12b-1 fees are paid out of a Fund’s assets on an ongoing basis, they will, over time, increase the cost of investment and may cost more than other types of sales charges.

PURCHASES AND REDEMPTIONS

Shares of each Fund are currently sold only to insurance company separate accounts. Previously, shares of the Equity Fund were available to the public. While Equity Fund shares may no longer be purchased by the general public, existing public shareholders may acquire additional shares through the automatic reinvestment of dividends and distributions. Shareholder subscriptions and redemptions are effected at the price based on the next calculation of net asset value per share after receipt of a request by the insurance company.

Each Fund sells and redeems its shares at net asset value per share, without a sales or redemption charge. The net asset value of each Fund’s shares is determined on each day the New York Stock Exchange (“NYSE”) is open for trading at the close of regular trading on the NYSE (normally 4:00 p.m. Eastern Time). No valuations are made for any day that the NYSE is closed. The computation is made by dividing the net assets by the number of outstanding shares. Net assets are equal to the total assets of a Fund less its liabilities.

A security listed or traded on a domestic exchange is valued at its last sales price on the exchange where it is principally traded. In the absence of a current quotation, the security is valued at the mean between the last bid and asked prices on the exchange. Securities traded on National Association of Securities Dealers Automatic Quotation (“Nasdaq”) System are valued at the Nasdaq official closing price. If there is no Nasdaq official closing price available, the most recent bid quotation is used. Securities traded over-the-counter (other than on Nasdaq) are valued at the last current sale price. Equity securities primarily traded on a foreign exchange or market are valued daily at the price, which is an estimate of the fair value price, as provided by an independent pricing service. Debt securities that have a remaining maturity of 60 days or less are valued at cost, plus or minus any amortized discount or premium. When market quotations are not readily available, securities are valued according to procedures established by the Board of Trustees or are valued at fair value as determined in good faith by the Pricing Committee, whose members include at least one representative of the Adviser who is an officer of the Trust and at least one portfolio management professional of the subadviser responsible for managing the portion of the Fund whose securities require a fair valuation determination, or the Trust’s Valuation Committee. Securities whose value does not reflect fair value because a significant valuation event has occurred may be valued at fair value by the Pricing Committee or the Valuation Committee. The value of fair valued securities may be different from the last sale price (or the mean between the last bid and asked prices), and there is no guarantee that a fair valued security will be sold at the price at which a security is valued. Investments in both the Equity Fund and Income Fund by the Balanced Fund are valued at their net asset value as reported by both the Equity Fund and Income Fund.

38

Except in extraordinary circumstances and as permissible under the 1940 Act, redemption proceeds are paid on or before the third business day following the date the request for redemption is received.

Redemption of Equity Fund Shares by Existing Public Shareholders — The Equity Fund will redeem shares from public shareholders at the net asset value per share next determined after receipt of a redemption request. If stock certificates have been issued, the signature of each party must be medallion guaranteed. If certificates are lost, the shareholder will need to submit an Affidavit of Loss form and a Lost Instrument Bond will be required. Documents may be obtained by calling the transfer agent at 1-888-200-6796. The cost for this bond must be paid by the shareholder. For redemption and re-registration requests of $50,000 and greater, the signature of each party must be medallion guaranteed. For redemption and re-registration requests of any amount being sent to a payee or address other than that of record, the signature of each party must be medallion guaranteed.

If no certificates have been issued to the shareholder, redemption may be accomplished by signing a written request. The request should be sent to the Wilshire Variable Insurance Trust, P.O. Box 9807, Providence, Rhode Island 02940, and should identify the account by number and the name(s) in which the account is registered. The request must be signed exactly as the account is registered. On a jointly held account, all owners must sign. Provided the request is received in good form, payment for shares redeemed will be made by a Fund within three business days of the receipt.

Systematic Cash Withdrawal Plan — When an Equity Fund public shareholder has accumulated $5,000 or more of Equity Fund shares in his or her account, shares may be withdrawn automatically through the Systematic Cash Withdrawal Plan (the “Plan”). A shareholder may receive checks monthly, quarterly, semi-annually or annually in any amount requested, but not less than $25. In determining eligibility for the Plan, the value of a public shareholder’s account is determined at the net asset value on the date the Plan request is received in good order. Payments under the Plan will be made either on the 1st or 15th of the month, as selected by the shareholder. A sufficient number of shares will be redeemed from the shareholder’s account at the net asset value on the specified date to provide funds for payments under the Plan, thus reducing the shareholder’s account value. Depending on the amount and frequency of withdrawals, payments under the Plan may exhaust the shareholder’s account. There is no redemption charge with respect to the shares redeemed from the shareholder’s account. A Plan may be terminated upon written request. Shares issued in certificate form are not eligible for participation in the Plan.

Customer Identification Program — Record owners of the Funds are the insurance companies that offer the Funds as choices for holders of certain variable annuity contracts. The Funds have a verification process for new insurance company accounts to help the government fight the funding of terrorism and money laundering activities. Federal law requires all financial institutions, including the Funds, to obtain, verify, and record information that identifies each person who opens an account. When an insurance company opens an account, the Funds will ask for its name, address, and other information that will allow the Funds to identify the company. This information will be verified to ensure the identity of all persons opening an account.

For certain insurance companies, the Funds might request additional information (for instance, the Funds would ask for documents such as the insurance company’s articles of incorporation) to help verify the insurance company’s identity.

The Funds will not complete the purchase of any Fund shares for an account until all required and requested identification information has been provided and the application has been submitted in proper

39

order. Once the application is determined to be in proper order, Fund purchase(s) will be effected at the net asset value per share next calculated.

The Funds may reject a new account application if the insurance company does not provide any required or requested identifying information or for other reasons.

The Funds may refuse, cancel or rescind any purchase order; freeze any account (meaning the insurance company will not be able to purchase Fund shares in a shareholder’s account); suspend account services; and/or involuntarily redeem the account if the Funds think that the account is being used for fraudulent or illegal purposes by the insurance company or by the variable annuity contract owner; one or more of these actions will be taken when, at the sole discretion of the Funds, they are deemed to be in a Fund’s best interest or when a Fund is requested or compelled to do so by governmental authority or by applicable law.

The Funds may close and liquidate an account if they are unable to verify provided information, or for other reasons; if the Funds decide to close the account, the Funds’ shares will be redeemed at the net asset value per share next calculated after the Funds determine to close the account; the insurance company/you may be subject to gain or loss on the redemption of the fund shares and the insurance company/you may incur tax liability.

Short-Term and Excessive Trading — The Trust and its Funds are designed for long-term investors. The Funds do not accommodate short-term or excessive trading and ask the insurance companies that offer the Funds for cooperation in discouraging such trading activity through their variable annuity contracts. Such trading may present risks to other shareholders in a Fund, including disruption of portfolio investment strategies, with potential resulting harm to investment performance, and increased trading costs or Fund expenses. Thus, such trading may negatively impact a Fund’s net asset value and result in dilution to long-term shareholders.

In an effort to protect long-term shareholders, the Board of Trustees has adopted policies and procedures which seek to deter short-term and excessive trading. Shares of the Funds are only held as the underlying investment for variable annuity contracts issued by insurance companies, and, as a result, the participating insurance companies, rather than the underlying contract owners, are the shareholders of the Funds.

The Trust is limited in its ability to enforce the Trust’s market timing trading policy because each insurance company has the relationship with, and is responsible for maintaining the account records of, the individual variable annuity contract owners. In addition, there may be legal and technical limitations on the ability of an insurance company to impose trading restrictions and to apply the Trust’s market timing trading policy to their variable annuity contract owners. As a result, should it occur, there is no assurance that the Trust will be completely successful in its effort to detect or minimize market timing activity.

DIVIDENDS, DISTRIBUTIONS AND FEDERAL TAXES

Each Fund distributes substantially all of its net investment income and net capital gains to shareholders each year. All dividends or distributions paid on Fund shares held by a separate account, net of separate account contract charges, are automatically reinvested in shares of the respective Fund at the net asset value determined on the dividend payment date.

40

Under the Internal Revenue Code of 1986, as amended, the life insurance company issuing your variable contract is taxed as a life insurance company and the operations of its separate accounts are taxed as part of its total operations. Under current interpretations of existing federal income tax law, investment income and capital gains of separate accounts are not subject to federal income tax to the extent applied to increase the value of variable annuity contracts. Tax consequences to variable annuity contract holders are described in your variable annuity contract prospectus issued by the applicable insurance company separate account.

Public shareholders of the Equity Fund may elect to receive cash dividends and will be notified of the amount and type of distribution. If a shareholder elects to receive a cash dividend and the dividend check is returned by the postal service, attempts will be made to locate the shareholder. If the attempts to locate are unsuccessful, the shareholder’s dividend option will be changed to reinvestment. Dividends will be taxable to the shareholder whether paid in cash or reinvested in additional shares. When new shares are added to an Equity Fund public shareholder’s account through the reinvestment of dividends or when distributions occur, a confirmation statement is sent to the public shareholder showing the number of shares that were credited to the account, the net asset value per share and the total number of shares in the account.

A dividend or capital gain distribution will reduce the per share net asset value by the amount of the dividend or distribution. Shortly after the end of each year, Equity Fund shareholders will be informed of the amount of and the federal income tax treatment of all distributions made during the year. If not otherwise subject to tax on their income, public shareholders will not be required to pay tax on amounts distributed to them. Shareholders must determine for themselves the applicability of state and local taxes to dividends and distributions received on Equity Fund shares.

By law, a Fund must withhold 28% of your distributions and proceeds paid to you if you do not provide your correct taxpayer identification number, or certify that such number is correct, or if the IRS instructs a Fund to do so. The tax discussion set forth above is included for general information only. Investors and prospective investors should consult their own tax advisers concerning the federal, state, local or foreign tax consequences of an investment in a Fund.

Additional information on these and other tax matters relating to the Funds and their shareholders is included in the section entitled “Tax Matters” in the SAI.

41

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand each Fund’s financial performance for the past five fiscal years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). The information for the fiscal years ended December 31, 2007, 2006 and 2005 has been audited by PricewaterhouseCoopers LLP. Their report for 2007, along with each Fund’s financial statements, is included in the 2007 annual report, which is available upon request. Another accounting firm audited the information for the fiscal years ended December 31, 2004 and 2003.

EQUITY FUND

	Years Ended December 31,
	2007	2006	2005	2004	2003
Net asset value, beginning of year	$25.24	$22.35	$21.34	$19.63	$15.56

Income from investment operations:
Net investment income(1)	0.14	0.21	0.25	0.26	0.21
Net realized and unrealized gain on investments and future contracts	0.47	3.57	1.01	1.73	4.08
Total from investment operations	0.61	3.78	1.26	1.99	4.29

Less distributions:
From net investment income	(0.15)	(0.23)	(0.25)	(0.28)	(0.22)
From capital gains	(2.73)	(0.66)	—	—	—
Total distributions	(2.88)	(0.89)	(0.25)	(0.28)	(0.22)

Net asset value, end of year	$22.97	$25.24	$22.35	$21.34	$19.63

Total return(2)	2.20%	16.92%	5.90%	10.15%	27.57%

Ratios to average net assets/supplemental data:
Net assets, end of year (in 000’s)	$496,132	$527,981	$505,499	$535,028	$531,511
Operating expenses including reimbursement/waiver and excluding earnings credits	1.13%	1.00%	0.86%	0.87%	0.87%
Operating expenses excluding reimbursement/waiver and earnings credits	1.13%	1.03%	0.93%	0.91%	0.91%
Net investment income	0.54%	0.87%	1.15%	1.30%	1.17%
Portfolio turnover rate	81%	135%	44%	35%	43%

(1)	The selected per share data was calculated using the average shares outstanding method for the period.
(2)
If you are an annuity contract owner, the total return does not reflect the expenses that apply to the separate account or related insurance policies. The inclusion of these charges would reduce the total return figures for all periods shown.

42

BALANCED FUND

	Years Ended December 31,
	2007	2006	2005	2004	2003
Net asset value, beginning of year	$20.13	$18.72	$17.95	$17.02	$14.52

Income from investment operations:
Net investment income(1)	0.39	0.41	0.11	0.38	0.33
Net realized and unrealized gain on investments	0.23	1.76	0.66	1.01	2.51
Total from investment operations	0.62	2.17	0.77	1.39	2.84

Less distributions:
From net investment income	—	(0.70)	—	(0.46)	(0.34)
From capital gains	—	(0.06)	—	—	—
Total distributions	—	(0.76)	—	(0.46)	(0.34)

Net asset value, end of year	$20.75	$20.13	$18.72	$17.95	$17.02

Total return(2)	3.08%	11.59%	4.29%	8.18%	19.56%

Ratios to average net assets/supplemental data:
Net assets, end of year (in 000’s)	$243,184	$260,416	$256,819	$269,488	$270,261
Operating expenses including reimbursement/waiver and excluding earnings credits†	0.09%	0.08%	0.06%	0.04%	0.05%
Operating expenses excluding reimbursement/waiver and earnings credits†	0.09%	0.10%	0.06%	0.04%	0.05%
Net investment income	1.88%	2.09%	0.60%	2.20%	2.14%
Portfolio turnover rate	10%	4%	1%	6%	9%

†	These ratios do not include expenses from the affiliated funds.
(1)
The selected per share data was calculated using the average shares outstanding method for the period. Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(2)
If you are an annuity contract owner, the total return does not reflect the expenses that apply to the separate account or related insurance policies. The inclusion of these charges would reduce the total return figures for all periods shown.

43

INCOME FUND

	Years Ended December 31,
	2007	2006	2005	2004	2003
Net asset value, beginning of year	$12.36	$12.40	$12.16	$12.26	$12.43

Income/(Loss) from investment operations:
Net investment income(1)	0.56	0.52	0.45	0.41	0.55
Net realized and unrealized gain/(loss) on investments and foreign currency transactions	(0.05)	(0.03)	(0.21)	0.19	0.35
Total from investment operations	0.51	0.49	0.24	0.60	0.90

Less distributions:
From net investment income	(0.56)	(0.52)	—	(0.47)	(0.33)
From capital gains	(0.02)	(0.01)	—	(0.23)	(0.74)
Total distributions	(0.58)	(0.53)	—	(0.70)	(1.07)

Net asset value, end of year	$12.29	$12.36	$12.40	$12.16	$12.26

Total return(2)	4.21%	3.99%	1.97%	4.94%	7.25%

Ratios to average net assets/supplemental data:
Net assets, end of year (in 000’s)	$127,463	$129,228	$127,380	$127,557	$125,148
Operating expenses including reimbursement/waiver and excluding earnings credits	0.98%	1.02%	0.95%	0.91%	0.89%
Operating expenses excluding reimbursement/waiver and earnings credits	1.05%	1.05%	1.00%	0.93%	0.93%
Net investment income	4.47%	4.12%	3.64%	3.25%	4.25%
Portfolio turnover rate	458%	421%	765%	595%	482%

(1)	The selected per share data was calculated using the average shares outstanding method for the period.
(2)
If you are an annuity contract owner, the total return does not reflect the expenses that apply to the separate account or related insurance policies. The inclusion of these charges would reduce the total return figures for all periods shown.

44

SHORT-TERM INVESTMENT FUND

	Years Ended December 31,
	2007	2006	2005	2004	2003
Net asset value, beginning of year	$10.48	$10.39	$10.11	$10.10	$10.09

Income/(Loss) from investment operations:
Net investment income(1)	0.50	0.49	0.29	0.13	0.12
Net realized and unrealized gain/(loss) on investments	0.01	— (2)	0.02	(0.01)	(0.02)
Total from investment operations	0.51	0.49	0.31	0.12	0.10

Less distributions:
From net investment income	(0.38)	(0.40)	(0.03)	(0.11)	(0.09)
Total distributions	(0.38)	(0.40)	(0.03)	(0.11)	(0.09)

Net asset value, end of year	$10.61	$10.48	$10.39	$10.11	$10.10

Total return(3)	4.88%	4.71%	3.02%	1.22%	1.03%

Ratios to average net assets/supplemental data:
Net assets, end of year (in 000’s)	$8,745	$4,637	$3,394	$3,182	$4,843
Operating expenses including reimbursement/waiver and excluding earnings credits	0.10%	0.14%	0.20%	0.17%	0.17%
Operating expenses excluding reimbursement/waiver and earnings credits	1.09%	1.31%	1.21%	1.11%	1.07%
Net investment income	4.68%	4.59%	2.87%	1.19%	1.16%
Portfolio turnover rate	0%	0%	0%	0%	0%

(1)	The selected per share data was calculated using the average shares outstanding method for the period.
(2)	Less than $0.01 per share.
(3)
If you are an annuity contract owner, the total return does not reflect the expenses that apply to the separate account or related insurance policies. The inclusion of these charges would reduce the total return figures for all periods shown.

45

SMALL CAP GROWTH FUND

	Years Ended December 31,
	2007	2006	2005	2004	2003
Net asset value, beginning of year	$14.24	$12.78	$12.33	$11.81	$7.43

Income/(Loss) from investment operations:
Net investment loss(1)	(0.13)	(0.18)	(0.11)	(0.16)	(0.14)
Net realized and unrealized gain on investments	2.11	1.64	0.56	0.68	4.52
Total from investment operations	1.98	1.46	0.45	0.52	4.38

Net asset value, end of year	$16.22	$14.24	$12.78	$12.33	$11.81

Total return(2)	13.91%	11.42%	3.65%	4.40%	58.95%

Ratios to average net assets/supplemental data:
Net assets end of year (in 000’s)	$58,758	$54,195	$52,655	$56,286	$57,193
Operating expenses including reimbursement/waiver and excluding earnings credits	1.45%	1.60%	1.66%	1.58%	1.66%
Operating expenses excluding reimbursement/waiver and earnings credits	1.76%	1.76%	1.73%	1.77%	1.79%
Net investment loss	(0.85)%	(1.29)%	(0.94)%	(1.38)%	(1.52)%
Portfolio turnover rate	110%	240%	152%	96%	206%

(1)	The selected per share data was calculated using the average shares outstanding method for the period.
(2)
If you are an annuity contract owner, the total return does not reflect the expenses that apply to the separate account or related insurance policies. The inclusion of these charges would reduce the total return figures for all periods shown.

46

INTERNATIONAL EQUITY FUND

	Years Ended December 31,
	2007	2006	2005	2004	2003
Net asset value, beginning of year	$16.11	$13.11	$11.91	$10.91	$8.30

Income/(Loss) from investment operations:
Net investment income(1)	0.13	0.07	0.10	0.03	0.05
Net realized and unrealized gain on investment and foreign currency transactions	1.26	3.04	1.11	1.13	2.64
Total from investment operations	1.39	3.11	1.21	1.16	2.69

Less distributions:
From net investment income	(0.15)	(0.11)	(0.01)	(0.16)	(0.08)
From capital gains	(0.91)	—	—	—	—
Total distributions	(1.06)	(0.11)	(0.01)	(0.16)	(0.08)

Net asset value, end of year	$16.44	$16.11	$13.11	$11.91	$10.91

Total return(2)	8.73%	23.76%	10.12%	10.61%	32.49%

Ratios to average net assets/supplemental data:
Net assets, end of year (in 000’s)	$57,093	$51,219	$41,882	$39,276	$35,741
Operating expenses including reimbursement/waiver and excluding earnings credits	2.06%	2.10%	1.71%	1.55%	1.46%
Operating expenses excluding reimbursement/waiver and earnings credits	2.26%	2.27%	1.80%	1.60%	1.51%
Net investment income	0.77%	0.49%	0.84%	0.26%	0.59%
Portfolio turnover rate	106%	103%	48%	161%	68%

(1)	The selected per share data was calculated using the average shares outstanding method for the period.
(2)
If you are an annuity contract owner, the total return does not reflect the expenses that apply to the separate account or related insurance policies. The inclusion of these charges would reduce the total return figures for all periods shown.

47

SOCIALLY RESPONSIBLE FUND

	Years Ended December 31,
	2007	2006	2005	2004	2003
Net asset value, beginning of year	$17.43	$16.21	$15.42	$13.79	$10.87

Income/(Loss) from investment operations:
Net investment income(1)	0.17	0.21	0.20	0.19	0.17
Net realized and unrealized gain/(loss) on investments	(0.60)	3.12	0.59	1.64	2.92
Total from investment operations	(0.43)	3.33	0.79	1.83	3.09

Less distributions:
From net investment income	(0.21)	(0.22)	— (2)	(0.20)	(0.17)
From capital gains	(1.02)	(1.89)	—	—	—
Total distributions	(1.23)	(2.11)	—	(0.20)	(0.17)

Net asset value, end of year	$15.77	$17.43	$16.21	$15.42	$13.79

Total return(3)	(2.63)%	20.52%	5.13%	13.30%	28.45%

Ratios to average net assets/supplemental data:
Net assets, end of year (in 000’s)	$83,802	$91,154	$79,445	$80,336	$73,965
Operating expenses including reimbursement/waiver and excluding earnings credits	1.28%	1.23%	1.03%	1.01%	1.03%
Operating expenses excluding reimbursement/waiver and earnings credits	1.29%	1.32%	1.26%	1.21%	1.22%
Net investment income	0.96%	1.20%	1.29%	1.35%	1.39%
Portfolio turnover rate	21%	46%	28%	32%	37%

(1)	The selected per share data was calculated using the average shares outstanding method for the period.
(2)	Less than $0.01 per share.
(3)
If you are an annuity contract owner, the total return does not reflect the expenses that apply to the separate account or related insurance policies. The inclusion of these charges would reduce the total return figures for all periods shown.

48

OTHER INFORMATION

Public Shareholder Communications

To ensure receipt of communications related to investments in the Equity Fund, public shareholders must notify the Equity Fund of address changes. Notice of a change in address may be sent to the Wilshire Variable Insurance Trust, P.O. Box 9807, Providence, Rhode Island 02940.

Shareholder Inquiries

For questions concerning investments in the Funds through your variable annuity contract, please contact your insurance company.

Equity Fund public shareholders may contact the Equity Fund by mail at Wilshire Variable Insurance Trust, P.O. Box 9807, Providence, Rhode Island 02940.

Additional Information

Additional information about the Funds’ investments is available in the Funds’ annual and semi-annual reports to shareholders. In the Funds’ annual report, you will find a discussion of the market conditions and investment strategies that significantly affected each Fund’s performance during its last fiscal year. The financial statements included in the Funds’ annual reports are incorporated by reference into this prospectus, which means that they are part of this prospectus for legal purposes.

The SAI contains more detailed information about the Funds. The current SAI has been filed with the SEC and is incorporated by reference into this prospectus, which means that it is part of this prospectus for legal purposes.

To receive, without charge, a copy of the annual and/or semi-annual reports of the Wilshire Variable Insurance Trust and/or a copy of the SAI for the Wilshire Variable Insurance Trust, please write to the address indicated below or call 1-888-200-6796.

Wilshire Variable Insurance Trust
1299 Ocean Avenue, Suite 700
Santa Monica, CA 90401

The Funds’ annual and semi-annual reports and SAI are not available on a Fund’s website because the Funds do not have a website.

Information about the Funds (including the SAI) can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Also, information on the operation of the public reference room may be obtained by calling the SEC at 1-202-551-5850. Reports and other information about the Funds are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at publicinfo@sec.gov or by writing the Public Reference Section of the SEC, 100 F Street NE, Room 1580, Washington, D.C. 20549.

49

No person has been authorized to give any information or to make any representations not contained in this prospectus and, if given or made, such information or representations must not be relied upon as having been authorized by the Funds. The prospectus does not constitute an offering by the Funds in any jurisdiction in which such offering may not lawfully be made.

Investment Company Act File No. 811-07917

50

WILSHIRE VARIABLE INSURANCE TRUST
(the “Trust”)

Equity Fund
Balanced Fund
Income Fund
Short-Term Investment Fund
Small Cap Growth Fund
International Equity Fund
Socially Responsible Fund

Supplement dated May 1, 2008 to the prospectus of the funds listed above dated May 1, 2008 (the “Prospectus”)

This supplement information replaces and supersedes any contrary information contained in the Prospectus.

The following information replaces the information contained under the “ANNUAL FUND OPERATING EXPENSES” section on page 21 of the Prospectus.

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)

	Management Fee	Distribution (12b-1) Fees	Other Expenses	Underlying Fund Fees and Expenses	Total Annual Operating Expenses
Equity Fund	0.70%	0.25%	0.18%	N/A	1.13%
Balanced Fund(1)	0.00%	0.00%	0.09%	1.07%	1.16%
Income Fund	0.55%	0.25%	0.25%	N/A	1.05%
Short-Term Investment Fund(2)	0.28%	0.25%	0.56%	N/A	1.09%
Small Cap Growth Fund(2)	1.15%	0.25%	0.36%	N/A	1.76%
International Equity Fund(2)	1.00%	0.25%	1.01%	0.01%	2.27%
Socially Responsible Fund	0.85%	0.25%	0.19%	N/A	1.29%

(1)
The Balanced Fund’s shareholders indirectly bear, pro rata, the expenses of both the Equity Fund and the Income Fund. These indirect expenses are based on actual expense ratios for both the Equity Fund and the Income Fund. Expense ratios of both the Equity Fund and the Income Fund are located in the tables above. The Equity Fund and the Income Funds’ fees and expenses are not reflected in the Balanced Fund’s expense ratio as shown in the Financial Highlights table of this prospectus.

(2)
For the fiscal year ended December 31, 2007, Wilshire voluntarily waived investment management fees and reimbursed the Short-Term Investment Fund for all fees, except custodian and Trustees’ expenses. Wilshire voluntarily waived 0.23% and 0.20% of its management fees for the Small Cap Growth Fund and International Equity Fund, respectively. Such fee waivers were made in connection with corresponding fee reductions negotiated with each Fund’s subadvisers. After these waivers, actual net annual operating expenses for the Short-Term Investment Fund, Small Cap Growth Fund and International Equity Fund for the fiscal year ended December 31, 2007 were 0.10%, 1.53% and 2.07%, respectively. Wilshire’s voluntary fee waiver is expected to continue until December 31, 2008 and may be terminated at any time.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT
WITH THE PROSPECTUS OF THE TRUST
FOR FUTURE REFERENCE.

1

WILSHIRE VARIABLE INSURANCE TRUST
(the “Trust”)

Equity Fund
Balanced Fund
Income Fund
Short-Term Investment Fund
Small Cap Growth Fund
International Equity Fund
Socially Responsible Fund

Supplement dated June 27, 2008 to the Prospectus of the Portfolios listed above dated May 1, 2008, as Supplemented May 1, 2008 (the “Prospectus”)

Effective July 14, 2008, this Supplement information replaces and supersedes any contrary information contained in the Prospectus.

THE FOLLOWING INFORMATION REPLACES INFORMATION FOUND UNDER THE HEADING “DISTRIBUTION AND SHAREHOLDER SERVICES PLAN”:

The Funds have adopted a plan under Rule 12b-1 of the 1940 Act that provides for a fee of 0.25% of each Fund’s average net assets payable to SEI Investments Distribution Co. (the “Distributor”) to compensate the Distributor for distribution and other services provided to shareholders.

Because 12b-1 fees are paid out of a Fund’s assets on an ongoing basis, they will, over time, increase the cost of investment and may cost more than other types of sales charges.

THE FOLLOWING INFORMATION REPLACES THE SECOND PARAGRAPH UNDER THE HEADING “PURCHASES AND REDEMPTIONS” AND THE SUB-HEADING “REDEMPTION OF EQUITY FUND SHARES BY EXISTING PUBLIC SHAREHOLDERS”:

The Equity Fund will redeem shares from public shareholders at the net asset value per share next determined after receipt of a redemption request.  You should mail redemptions requests to Wilshire Variable Insurance Trust, P.O. Box 219512, Kansas City, MO   64121-8512. If you are mailing via overnight courier, send your request to Wilshire Variable Insurance Trust, c/o DST Systems, Inc., 430 W. 7th Street, Kansas City, MO  64105.

Redemption requests should identify the account by number and the name(s) in which the account is registered.  The request must be signed exactly as the account is registered.  On a jointly held account, all owners must sign.  Provided the request is received in good form, payment for shares redeemed will be made by a Fund within seven business days of receipt. We require a signature guarantee for each signature on your redemption letter (i) if you redeem more than $50,000, (ii) if proceeds are to be paid to someone other than the registered holder of shares, or (iii) if the investor’s address of record has changed within the past 60 days. A signature guarantee can be obtained from any of the following institutions: a national or state bank, a trust company, a federal savings and loan association, or a broker-dealer that is a member of a national securities exchange. A notarized signature is not sufficient.

1

THE FOLLOWING INFORMATION REPLACES THE INFORMATION CONTAINED UNDER THE HEADING “OTHER INFORMATION” AND THE SUB-HEADING
“PUBLIC SHAREHOLDER COMMUNICATIONS” ON THE BACK COVER OF THE PROSPECTUS:

To ensure receipt of communications related to investments in the Equity Fund, public shareholders must notify the Equity Fund of address changes.  Notices of a change in address may be sent to the Wilshire Variable Insurance Trust, P.O. Box 219512, Kansas City, MO   64121-8512.

THE FOLLOWING INFORMATION REPLACES THE INFORMATION CONTAINED UNDER THE HEADING “OTHER INFORMATION” AND THE SUB-HEADING “SHAREHOLDER INQUIRIES” ON THE BACK COVER OF THE PROSPECTUS:

Equity Fund public shareholders may contact the Equity Fund by mail at Wilshire Variable Insurance Trust, P.O. Box 219512, Kansas City, MO   64121-8512.

THE FOLLOWING INFORMATION REPLACES THE INFORMATION CONTAINED IN THE THIRD PARAGRAPH UNDER THE HEADING “OTHER INFORMATION” AND THE SUB-HEADING “ADDITIONAL INFORMATION” ON THE BACK COVER OF THE PROSPECTUS:

To receive without charge, a copy of the annual and/or semi-annual reports of the Wilshire Variable Insurance Trust and/or a copy of the SAI for the Wilshire Variable Insurance Trust, please write to the address indicated below or call 1-888-200-6796:

Wilshire Variable Insurance Trust
c/o DST Systems, Inc.
430 W. 7th Street
Kansas City, MO  64105

The Funds’ annual and semi-annual reports and SAI are not available on a fund website because the Funds do not have a website.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE PROSPECTUS OF THE TRUST FOR FUTURE REFERENCE.

2

WILSHIRE VARIABLE INSURANCE TRUST
(the “Trust”)
2010 Aggressive Fund
2010 Moderate Fund
2010 Conservative Fund
2015 Moderate Fund
2025 Moderate Fund
2035 Moderate Fund
2045 Moderate Fund

Supplement dated June 27, 2008 to the Prospectus of the Portfolios listed above dated May 1, 2008 (the “Prospectus”)

Effective July 14, 2008, this Supplement information replaces and supersedes any contrary information contained in the Prospectus.

THE FOLLOWING INFORMATION REPLACES INFORMATION FOUND UNDER THE HEADING “DISTRIBUTION AND SHAREHOLDER SERVICES PLAN”:

The Target Maturity Funds have adopted a plan under Rule 12b-1 of the 1940 Act that provides for a fee of up to 0.25% of each Target Maturity Fund’s average net assets payable to SEI Investments Distribution Co. (the “Distributor”) to compensate the Distributor for distribution and other services provided to shareholders. Currently, there is no expectation that the Target Maturity Funds will incur expenses for distribution and shareholder services.

Because 12b-1 fees are paid out of a Fund’s assets on an ongoing basis, they will, over time, increase the cost of investment and may cost more than other types of sales charges.

THE FOLLOWING INFORMATION REPLACES THE INFORMATION CONTAINED IN THE THIRD PARAGRAPH UNDER THE HEADING “OTHER INFORMATION” AND THE SUB-HEADING “ADDITIONAL INFORMATION” ON THE BACK COVER OF THE PROSPECTUS:

To receive without charge, a copy of the annual and/or semi-annual reports of the Wilshire Variable Insurance Trust and/or a copy of the SAI for the Wilshire Variable Insurance Trust, please write to the address indicated below or call 1-888-200-6796:

Wilshire Variable Insurance Trust
c/o DST Systems, Inc.
430 W. 7th Street
Kansas City, MO  64105

The Funds’ annual and semi-annual reports and SAI are not available on a fund website because the Funds do not have a website.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE PROSPECTUS OF THE TRUST FOR FUTURE REFERENCE.

1

STATEMENT OF ADDITIONAL INFORMATION

WILSHIRE VARIABLE INSURANCE TRUST
1299 Ocean Avenue, Suite 700
Santa Monica, California 90401

November [__], 2008

This statement of additional information (“SAI”) provides information for the following series of portfolios of Wilshire Variable Insurance Trust (the “Trust”):  Income Fund, Short-Term Investment Fund, 2010 Aggressive Fund, 2010 Moderate Fund, 2010 Conservative Fund, 2015 Moderate Fund, 2035 Moderate Fund and 2045 Moderate Fund (each a “Fund” and collectively, the “Funds”).

This SAI is not a prospectus, but should be read in conjunction with the Prospectus/Proxy Statement dated November [__], 2008, for the Special Meeting of Shareholders of the Funds, to be held on December 19, 2008, into which this SAI is hereby incorporated by reference.  This SAI is incorporated in its entirety into the Prospectus/Proxy Statement.  The audited financial statements for the Income Fund and Short-Term Investment Fund for the year ended December 31, 2007, and the Report of the Independent Registered Public Accounting Firm thereon, are incorporated by reference from the annual report dated December 31, 2007 insofar as it is related to a Fund’s participation in a merger (File No. 811-07917).  No other parts of the annual report are incorporated by reference herein.  The unaudited financial statements for the Income Fund and Short-Term Investment Fund for the period January 1, 2008 to June 30, 2008 are incorporated by reference from the semi-annual report dated June 30, 2008 insofar as it is related to a Fund’s participation in a merger (File No. 811-07917).  The audited financial statements for the 2010 Aggressive Fund, 2010 Moderate Fund, 2010 Conservative Fund, 2015 Moderate Fund, 2035 Moderate Fund and 2045 Moderate Fund (the “Target Maturity Funds”) for the year ended December 31, 2007, and the Report of the Independent Registered Public Accounting Firm thereon, are incorporated herein by reference from the annual report dated December 31, 2007 insofar as it is related to a Fund’s participation in a merger (File No. 811-07917).  No other parts of the annual report are incorporated by reference herein.  The unaudited financial statements for the Target Maturity Funds for the period January 1, 2008 to June 30, 2008 are incorporated by reference from the semi-annual report dated June 30, 2008 insofar as it is related to a Fund’s participation in a merger (File No. 811-07917).  Copies of the Prospectus/Proxy Statement may be obtained without charge by writing to the Wilshire Variable Insurance Trust, c/o DST Systems, Inc., P.O. Box 219512, Kansas City, MO  64121-9512, or by telephoning 1-888-200-6796 or from the insurance company from which this SAI was obtained and are available along with other materials on the Securities and Exchange Commission’s Internet website (http://www.sec.gov).  Unless otherwise indicated, capitalized terms used herein and not otherwise defined have the same meanings as are given to them in the Prospectus/Proxy Statement.

Further information about the Funds is contained in the Funds’ SAI dated May 1, 2008 as supplemented from time to time, which is attached to this SAI as Appendix A.

The unaudited pro forma financial statements for the merger of 2010 Aggressive Fund, 2010 Moderate Fund and 2010 Conservative Fund into 2015 Moderate Fund, 2045 Moderate Fund into 2035 Moderate Fund and Short-Term Investment Fund into Income Fund, each of which are attached hereto, are intended to present the financial condition and related results of operations of the 2015 Moderate Fund, 2035 Moderate Fund and Income Fund, as if such mergers had been consummated on June 30, 2008.

The date of this SAI is November [__], 2008.

2010 Aggressive Fund - 2015 Moderate Fund
2010 Conservative Fund - 2015 Moderate Fund
2010 Moderate Fund - 2015 Moderate fund
Pro Forma Schedules of Investments as of 6/30/08 (Unaudited)

	Shares

	2010 Aggressive Fund	2010 Conservative Fund	2010 Moderate Fund	2015 Moderate Fund	2015 Moderate Fund - Combined Shares (assuming consummation of 2010 Aggressive Fund— 2015 Moderate Fund merger only)	2015 Moderate Fund - Combined Shares (assuming consummation of 2010 Conservative Fund—2015 Moderate Fund merger only)	2015 Moderate Fund - Combined Shares (assuming consummation of 2010 Moderate Fund—2015 Moderate Fund merger only)	2015 Moderate Fund -Combined Shares (assuming consummation of 2010 Aggressive Fund merger, 2010 Conservative Fund merger and 2010 Moderate Fund merger into 2015 Moderate Fund)
Investments in Underlying Funds -- 97.8%, 95.0%, 95.7%, 96.3% and 96.2%, respectively
Wilshire Variable Insurance Trust Equity Fund*	18,914	10,870	38,674	153,778	172,692	164,648	192,452	222,236
Wilshire Variable Insurance Trust Income Fund*	13,352	28,340	39,369	163,116	176,468	191,456	202,485	244,177
Wilshire Variable Insurance Trust International Equity Fund*	11,534	7,799	24,600	98,232	109,766	106,031	122,832	142,165
Wilshire Variable Insurance Trust Short-Term Investment Fund*	22,198	43,597	92,040	233,551	255,749	277,148	325,591	391,386
Wilshire Variable Insurance Trust Small Cap Growth Fund*	6,286	4,514	21,611	75,776	82,062	80,290	97,387	108,187

	Value

	2010 Aggressive Fund	2010 Conservative Fund	2010 Moderate Fund	2015 Moderate Fund	2015 Moderate Fund -Combined Value ($) (assuming consummation of 2010 Aggressive Fund— 2015 Moderate Fund merger only)	2015 Moderate Fund - Combined Value ($) (assuming consummation of 2010 Conservative Fund—2015 Moderate Fund merger only)	2015 Moderate Fund - Combined Value ($) (assuming consummation of 2010 Moderate Fund—2015 Moderate Fund merger only)	2015 Moderate Fund -Combined Value ($) (assuming consummation of 2010 Aggressive Fund merger, 2010 Conservative Fund merger and 2010 Moderate Fund merger into 2015 Moderate Fund)
Investments in Underlying Funds -- 97.8%, 95.0%, 95.7%, 96.3% and 96.2%, respectively
Wilshire Variable Insurance Trust Equity Fund*	$376,012	$216,104	$768,846	$3,057,097	$3,433,109	$3,273,201	$3,825,943	$4,418,059
Wilshire Variable Insurance Trust Income Fund*	161,026	341,786	474,791	1,967,174	2,128,200	2,308,960	2,441,965	2,944,777
Wilshire Variable Insurance Trust International Equity Fund*	172,080	116,362	367,025	1,465,623	1,637,703	1,581,985	1,832,648	2,121,090
Wilshire Variable Insurance Trust Short-Term Investment Fund*	238,182	467,800	987,592	2,506,005	2,744,187	2,973,805	3,493,597	4,199,579
Wilshire Variable Insurance Trust Small Cap Growth Fund*	84,993	61,024	292,185	1,024,494	1,109,487	1,085,518	1,316,679	1,462,696

Total Investments in Underlying Funds (Cost $1,176,972, $1,277,397, $3,170,629, $11,064,407 and $16,689,405, respectively)	1,032,293	1,203,076	2,890,439	10,020,393	11,052,686	11,223,469	12,910,832	15,146,201

Other Assets & Liabilities, Net -- 2.2%, 5.0%, 4.3%, 3.7% and 3.8%, respectively	23,340	63,433	131,089	386,853	410,193	450,286	517,942	604,715

NET ASSETS -- 100%	$1,055,633	$1,266,509	$3,021,528	$10,407,246	$11,462,879	$11,673,755	$13,428,774	$15,750,916

* Affiliated fund.

2010 Aggressive Fund - 2015 Moderate Fund
2010 Conservative Fund - 2015 Moderate Fund
2010 Moderate Fund - 2015 Moderate fund

Pro Forma Capitalization as of 6/30/08 (Unaudited)

The following table shows the unaudited capitalization of each Fund as of June 30, 2008 and of 2015 Moderate Fund on a pro forma combined basis, giving effect to each proposed acquisition of assets at net asset value as of that date.

	2010 Aggressive Fund	2010 Conserva-tive Fund	2010 Moderate Fund	2015 Moderate Fund	Pro Forma Adjustments (consummation of 2010 Aggressive Fund – 2015 Moderate Fund merger)(2)	2015 Moderate Fund—Pro Forma Combined (assuming consumma-tion of 2010 Aggressive Fund—2015 Moderate Fund merger only)(1)	Pro Forma Adjustments (consummation of 2010 Conservative Fund – 2015 Moderate Fund merger)(2)	2015 Moderate Fund—Pro Forma Combined (assuming consumma-tion of 2010 Conserva-tive Fund—2015 Moderate Fund merger only)(1)	Pro Forma Adjustments (consummation of 2010 Moderate Fund – 2015 Moderate Fund merger)(2)	2015 Moderate Fund—Pro Forma Combined (assuming consumma-tion of 2010 Moderate Fund—2015 Moderate Fund merger only)(1)	Pro Forma Adjustments (consummation of 2010 Aggressive Fund, 2010 Conservative Fund and 2010 Moderate Fund mergers into 2015 Moderate Fund)(2)	2015 Moderate Fund—Pro Forma Combined (assuming consumma-tion of 2010 Aggressive Fund merger, 2010 Conserva-tive Fund merger and 2010 Moderate Fund merger into 2015 Moderate Fund)(1)
Net Assets
Total Net Assets	$1,055,633	$1,266,509	$3,021,528	$10,407,246		$11,462,879		$11,673,755		$13,428,774		$15,750,916
Shares Outstanding	105,387	122,920	295,216	1,024,883	(1,384)	1,128,886	1,859	1,149,662	2,471	1,322,570	2,947	1,551,353
Net Asset Value Per Share	$10.02	$10.30	$10.23	$10.15		$10.15		$10.15		$10.15		$10.15

(1) Assumes the mergers had been consummated on June 30, 2008, and is for information purposes only. No assurance can be given as to how many shares of the 2015 Moderate Fund will be received by the shareholders of the 2010 Aggressive Fund, 2010 Conservative Fund and 2010 Moderate Fund on the date the mergers take place, and the foregoing should not be relied upon to reflect the number of shares of the 2015 Moderate Fund that actually will be received on or after such date.

(2)  Pro forma adjustments are due to the different net asset value of 2015 Moderate Fund.

2010 Aggressive Fund - 2015 Moderate Fund
2010 Conservative Fund - 2015 Moderate Fund
2010 Moderate Fund - 2015 Moderate fund

Pro Forma Financial Statements (Unaudited)
Pro Forma Combining Condensed Statements of Assets and Liabilities as of 6/30/08 (Unaudited)

	2010 Aggressive Fund	2010 Conservative Fund	2010 Moderate Fund	2015 Moderate Fund	Pro Forma Adjustments (consummation of 2010 Aggressive Fund— 2015 Moderate Fund merger)	2015 Moderate Fund—Pro Forma Combined (assuming consummation of 2010 Aggressive Fund— 2015 Moderate Fund merger only)	Pro Forma Adjustments (consummation of 2010 Conservative Fund—2015 Moderate Fund merger)	2015 Moderate Fund—Pro Forma Combined (assuming consummation of 2010 Conservative Fund—2015 Moderate Fund merger only)	Pro Forma Adjustments (consummation of 2010 Moderate Fund—2015 Moderate Fund merger)	2015 Moderate Fund—Pro Forma Combined (assuming consummation of 2010 Moderate Fund—2015 Moderate Fund merger only)	Pro Forma Adjustments (consummation of 2010 Aggressive Fund merger, 2010 Conservative Fund merger and 2010 Moderate Fund merger into 2015 Moderate Fund)	2015 Moderate Fund—Pro Forma Combined (assuming consummation of 2010 Aggressive Fund merger, 2010 Conservative Fund merger and 2010 Moderate Fund merger into 2015 Moderate Fund)
Investments, at value	$1,032,293	$1,203,076	$2,890,439	$10,020,393	$-	$11,052,686	$-	$11,223,469	$-	$12,910,832	$-	$15,146,201
Cash	14,913	55,719	119,399	397,624	-	412,537	-	453,343	-	517,023	-	587,655
Other assets	15,778	14,825	18,545	44,170	-	59,948	-	58,995	-	62,715	-	93,318
Liabilities	(7,351)	(7,111)	(6,855)	(54,941)	-	(62,292)	-	(62,052)	-	(61,796)	-	(76,258)

Net Assets	$1,055,633	$1,266,509	$3,021,528	$10,407,246	$-	$11,462,879	$-	$11,673,755	$-	$13,428,774	$-	$15,750,916

Shares Outstanding	105,387	122,920	295,216	1,024,883	(1,384)	1,128,886	1,859	1,149,662	2,471	1,322,570	2,947	1,551,353

Net Asset Value Per Share	$10.02	$10.30	$10.23	$10.15	$-	$10.15	$-	$10.15	$-	$10.15	$-	$10.15

2010 Aggressive Fund - 2015 Moderate Fund
2010 Conservative Fund - 2015 Moderate Fund
2010 Moderate Fund - 2015 Moderate fund

Pro Forma Combining Condensed Statements of Operations for the Twelve-Month Period Ended December 31, 2007 (Unaudited)

	2010 Aggressive Fund	2010 Conservative Fund	2010 Moderate Fund	2015 Moderate Fund	Pro Forma Adjustments (consummation of 2010 Aggressive Fund— 2015 Moderate Fund merger)		2015 Moderate Fund—Pro Forma Combined (assuming consummation of 2010 Aggressive Fund— 2015 Moderate Fund merger only)	Pro Forma Adjustments (consummation of 2010 Conservative Fund—2015 Moderate Fund merger)		2015 Moderate Fund—Pro Forma Combined (assuming consummation of 2010 Conservative Fund—2015 Moderate Fund merger only)	Pro Forma Adjustments (consummation of 2010 Moderate Fund—2015 Moderate Fund merger)		2015 Moderate Fund—Pro Forma Combined (assuming consummation of 2010 Moderate Fund—2015 Moderate Fund merger only)	Pro Forma Adjustments (consummation of 2010 Aggressive Fund merger, 2010 Conservative Fund merger and 2010 Moderate Fund merger into 2015 Moderate Fund)		2015 Moderate Fund—Pro Forma Combined (assuming consummation of 2010 Aggressive Fund merger, 2010 Conservative Fund merger and 2010 Moderate Fund merger into 2015 Moderate Fund)

INVESTMENT INCOME:
Dividend income from affiliated funds	$16,339	$29,494	$57,670	$168,200	$-		$184,539	$-		$197,694	$-		$225,870	$-		$271,703
Interest	574	832	1,786	6,301	-		6,875			7,133	-		8,087	-		9,493
Total Income	16,913	30,326	59,456	174,501	-		191,414	-		204,827	-		233,957	-		281,196

EXPENSES
Investment advisory fees	1,894	2,899	5,026	17,048	(5,412	)(1)	13,530	(5,699	)(1)	14,248	(6,307	)(1)	15,767	(7,676	)(1)	19,191
Distribution Fees	-	-	-	-	13,530	(2)	13,530	14,248	(2)	14,248	15,767	(2)	15,767	19,191	(2)	19,191
Administration and Accounting fees	23,332	23,332	23,332	23,332	-		46,664	-		46,664	-		46,664	-		93,328
Chief Compliance Officer fees	12	14	21	59	-		71	-		73	-		80	-		106
Custodian fees	6,473	6,296	6,360	6,244	-		12,717	-		12,540	-		12,604	-		25,373
Transfer agent fees	12,521	12,521	12,521	12,521	(12,521	)(3)	12,521	(12,521	)(3)	12,521	(12,521	) (3)	12,521	(37,563	)(3)	12,521
Offering costs	2,212	2,212	2,212	2,212	-		4,424	-		4,424	-		4,424	-		8,848
Professional fees	53	89	135	492	(44	)(4)	501	(73	)(4)	508	(111	)(4)	516	(228	)(4)	541
Printing fees	79	75	250	1,673	-		1,752	-		1,748	-		1,923	-		2,077
Pricing out-of-pocket expenses	1,847	1,849	1,853	1,874	-		3,721	-		3,723	-		3,727	-		7,423
Trustees’ fees and expenses	11	1	4	27	-		38	-		28	-		31	-		43
Other	15	38	35	177	-		192	-		215	-		212	-		265

Total Expenses	48,449	49,326	51,749	65,659	(4,447)		109,661	(4,045)		110,940	(3,172)		114,236	(26,276)		188,907

Fees waived and reimbursed by investment adviser	(42,825)	(42,268)	(41,652)	(38,388)	6,941	(5)	(74,272)	19,647	(5)	(61,009)	6,561	(5)	(73,479)	25,200	(5)	(139,933)
Fees waived and reimbursed by Fund's administrator	(2,917)	(2,917)	(2,917)	(2,917)	2,917	(6)	(2,917)	2,917	(6)	(2,917)	2,917	(6)	(2,917)	8,751	(6)	(2,917)

Net expenses	2,707	4,141	7,180	24,354	5,411		32,472	18,519		47,014	6,306		37,840	7,675		46,057

Net Investment Income/(Loss)	14,206	26,185	52,276	150,147	(5,411)		158,942	(18,519)		157,813	(6,306)		196,117	(7,675)		235,139

NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS
Net realized gain/(loss) from:
Sales of investments in affiliated funds	914	6,948	-	3,928	-		4,842	-		10,876	-		3,928	-		11,790
Distributions from affiliated funds	50,603	23,168	90,276	324,297	-		374,900	-		347,465	-		414,573	-		488,344

Net change in unrealized appreciation/(depreciation) of: Investments in affiliated funds	(58,868)	(27,633)	(118,941)	(390,188)	-		(449,056)	-		(417,821)	-		(509,129)	-		(595,630)

Net realized and unrealized gain/(loss) on investments in affiliated funds	(7,351)	2,483	(28,665)	(61,963)	-		(69,314)	-		(59,480)	-		(90,628)	-		(95,496)

NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$6,855	$28,668	$23,611	$88,184	$(5,411)		$89,628	$(18,519)		$98,333	$(6,306)		$105,489	$(7,675)		$139,643

(1) Represents a decrease in investment advisory fees from 0.35% to 0.25%.
(2) Represents the implementation of distribution fees at 0.25%.
(3) Represents a decrease in transfer agent fees to reflect the reduction in the number of funds in the trust.
(4) Represents a decrease in professional fees to reflect the reduction in the number of funds in the trust.
(5) Represents a decrease in fees waived and reimbursed by investment adviser to reflect an increase in the expense limitation of 0.50% to 0.60%.
(6) Represents a decrease in fees waived by adminstrator to reflect the elimination of a fund.

2010 Aggressive Fund - 2015 Moderate Fund
2010 Conservative Fund - 2015 Moderate Fund
2010 Moderate Fund - 2015 Moderate fund

Pro Forma Combining Condensed Statements of Operations for the Six-Month Period Ended June 30, 2008 (Unaudited)

	2010 Aggressive Fund	2010 Conservative Fund	2010 Moderate Fund	2015 Moderate Fund	Pro Forma Adjustments (consummation of 2010 Aggressive Fund— 2015 Moderate Fund merger)		2015 Moderate Fund—Pro Forma Combined (assuming consummation of 2010 Aggressive Fund— 2015 Moderate Fund merger only)	Pro Forma Adjustments (consummation of 2010 Conservative Fund—2015 Moderate Fund merger)		2015 Moderate Fund—Pro Forma Combined (assuming consummation of 2010 Conservative Fund—2015 Moderate Fund merger only)		Pro Forma Adjustments (consummation of 2010 Moderate Fund—2015 Moderate Fund merger)		2015 Moderate Fund—Pro Forma Combined (assuming consummation of 2010 Moderate Fund—2015 Moderate Fund merger only)		Pro Forma Adjustments (consummation of 2010 Aggressive Fund merger, 2010 Conservative Fund merger and 2010 Moderate Fund merger into 2015 Moderate Fund)		2015 Moderate Fund—Pro Forma Combined (assuming consummation of 2010 Aggressive Fund merger, 2010 Conservative Fund merger and 2010 Moderate Fund merger into 2015 Moderate Fund)

INVESTMENT INCOME:
Interest	$67	$191	$499	$1,800	$-		$1,867	$-		$1,991		$-		$2,299		$-		$2,557
Total Income	67	191	499	1,800	-		1,867	-		1,991		-		2,299		-		2,557

EXPENSES
Investment advisory fees	1,802	1,984	5,054	16,254	(5,113	)(1)	12,943	(5,162	)(1)	13,076	(1)	(6,039	)(1)	15,269	(1)	(7,115	)(1)	17,979
Distribution Fees	-	-	-	-	12,943	(2)	12,943	13,076	(2)	13,076	(2)	15,269	(2)	15,269	(2)	17,979	(2)	17,979
Administration and Accounting fees	31,041	31,041	31,041	31,041	-		62,082	-		62,082		-		62,082		-		124,164
Chief Compliance Officer fees	29	32	81	262	-		291	-		294		-		343		-		404
Custodian fees	3,239	3,297	3,305	3,250	-		6,489	-		6,547		-		6,555		-		13,091
Transfer agent fees	8,634	8,634	8,634	8,634	(8,634	)(3)	8,634	(8,634	)(3)	8,634	(3)	(8,634	)(3)	8,634	(3)	(25,902	)(3)	8,634
Professional fees	27	43	97	397	(22	)(4)	402	(35	)(4)	405	(4)	(79	)(4)	415	(4)	(136	)(4)	428
Printing fees	59	59	145	845	-		904	-		904		-		990		-		1,108
Pricing out-of-pocket expenses	919	919	921	932	-		1,851	-		1,851		-		1,853		-		3,691
Trustees’ fees and expenses	2	4	10	34	-		36	-		38		-		44		-		50
Other	93	104	256	835	-		928	-		939		-		1,091		-		1,288

Total Expenses	45,845	46,117	49,544	62,484	(826)		107,503	(755)		107,846		517		112,545		(15,174)		188,816

Fees waived and reimbursed by investment adviser	(43,271)	(43,283)	(42,324)	(39,264)	5,708	(5)	(76,827)	5,672	(5)	(76,875	)(5)	5,275	(5)	(76,313	)(5)	22,016	(5)	(146,126)

Net expenses	2,574	2,834	7,220	23,220	4,882		30,676	4,917		30,971		5,792		36,232		6,842		42,690

Net Investment Income/(Loss)	(2,507)	(2,643)	(6,721)	(21,420)	(4,882)		(28,809)	(4,917)		(28,980)		(5,792)		(33,933)		(6,842)		(40,133)

NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS
Net realized gain/(loss) from:
Sales of investments in affiliated funds	(4,967)	(1,227)	(5,306)	(13,248)	-		(18,215)	-		(14,475)		-		(18,554)		-		(24,748)

Net change in unrealized appreciation/(depreciation) of: Investments in affiliated funds	(86,233)	(42,266)	(160,388)	(652,062)	-		(738,295)	-		(694,328)		-		(812,450)		-		(940,949)

Net realized and unrealized gain/(loss) on investments in affiliated funds	(91,200)	(43,493)	(165,694)	(665,310)	-		(756,510)	-		(708,803)		-		(831,004)		-		(965,697)

NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(93,707)	$(46,136)	$(172,415)	$(686,730)	$(4,882)		$(785,319)	$(4,917)		$(737,783)		$(5,792)		$(864,937)		$(6,842)		$(1,005,830)

(1) Represents a decrease in investment advisory fees from 0.35% to 0.25%.
(2) Represents the implementation of distribution fees at 0.25%.
(3) Represents a decrease in transfer agent fees to reflect the reduction in the number of funds in the trust.
(4) Represents a decrease in professional fees to reflect the reduction in the number of funds in the trust.
(5) Represents a decrease in fees waived and reimbursed by investment adviser to reflect an increase in the expense limitation of 0.50% to 0.60%.

Notes to Pro Forma Combining Financial Statements

These financial statements set forth the unaudited pro forma condensed Statement of Assets and Liabilities as of June 30, 2008 and the unaudited pro forma condensed Statement of Operations for the year ended December 31, 2007 and for the six-month period ended June 30, 2008 for the 2010 Aggressive Fund, 2010 Conservative Fund, 2010 Moderate Fund and 2015 Moderate Fund as adjusted, giving effect to the mergers as if they had occurred as of the beginning of the period. These statements have been derived from the books and records utilized in calculating daily net asset value for each fund and have been prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates.

Basis of Combination

Under the terms of the Agreement and Plan of Reorganization, the combination will be accounted for by the method of accounting for tax-free mergers of investment companies. The acquisitions will be accomplished by an acquisition of the net assets of the 2010 Aggressive Fund, 2010 Conservative Fund and 2010 Moderate Fund (each an “Acquired Fund” and collectively, the “Acquired Funds”), in exchange for shares of the 2015 Moderate Fund at net asset value. Following the acquisitions, the 2015 Moderate Fund will be the accounting survivor. In accordance with accounting principles generally accepted in the United States of America, the historical cost of investment securities will be carried forward to the surviving fund and the results of operations for pre-combination periods will not be restated.

Portfolio Valuation

Investments by the funds are valued at their net asset values as reported by the underlying funds.

Federal Income Taxes

It is each fund’s policy to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of their taxable income to shareholders. Prior to the acquisition, each Acquired Fund intends to pay out all gains and income to each Acquired Fund’s shareholders. After the acquisitions, the 2015 Moderate Fund intends to continue to qualify as a regulated investment company.

At December 31, 2007, the 2010 Aggressive Fund, 2010 Conservative Fund and 2010 Moderate Fund did not have a net tax basis capital loss carryforward. However, if any of the Acquired Funds have a net tax basis capital loss, the 2015 Target Maturity Fund’s ability to utilize the loss may be limited under Section 382 of the Internal Revenue Code to the net long-term tax exempt rate multiplied by the Acquired Fund’s net assets on the acquisition date.

2045 Moderate Fund—2035 Moderate Fund
Pro Forma Schedules of Investments as of 6/30/08 (Unaudited)

	Shares			Value

	2045 Moderate Fund	2035 Moderate Fund	2035 Moderate Fund - Combined Shares (assuming consummation of the merger)	2045 Moderate Fund	2035 Moderate Fund	2035 Moderate Fund - Combined Value ($) (assuming consummation of the merger)
Investments in Underlying Funds -- 90.4% , 93.0% and 92.1%, respectively
Wilshire Variable Insurance Trust Equity Fund*	72,238	112,616	184,854	$1,436,096	$2,238,804	$3,674,900
Wilshire Variable Insurance Trust Income Fund*	6,169	40,390	46,559	74,393	487,099	561,492
Wilshire Variable Insurance Trust International Equity Fund*	34,312	55,162	89,474	511,936	823,016	1,334,952
Wilshire Variable Insurance Trust Short-Term Investment Fund*	2,331	45,782	48,113	25,009	491,245	516,254
Wilshire Variable Insurance Trust Small Cap Growth Fund*	19,769	42,503	62,272	267,277	574,641	841,918

Total Investments in Underlying Funds (Cost $2,749,106, $5,276,797 and $8,025,903, respectively)				2,314,711	4,614,805	6,929,516

Other Assets & Liabilities -- Net 9.6%, 7.0% and 7.9%, respectively				244,805	345,556	590,361

NET ASSETS -- 100%				$2,559,516	$4,960,361	$7,519,877

* Affiliated fund.

2045 Moderate Fund—2035 Moderate Fund

Pro Forma Capitalization as of 6/30/08 (Unaudited)

The following table shows the unaudited capitalization of each Fund as of June 30, 2008 and of 2035 Moderate Fund on a pro forma combined basis, giving effect to the proposed acquisition of assets at net asset value as of that date.

	2045 Moderate Fund	2035 Moderate Fund	Pro Forma Adjustments(2)	2035 Moderate Fund— Pro Forma Combined (assuming consummation of the merger)(1)
Net Assets
Total Net Assets	$2,559,516	$4,960,361	$-	$7,519,877

Shares Outstanding	266,688	503,037	(7,102)	762,623

Net Asset Value Per Share	$9.60	$9.86	$-	$9.86

(1) Assumes the mergers had been consumated on June 30, 2008, and is for information purposes only. No assurance can be given as to how many shares of the 2035 Moderate Fund will be received by the shareholders of the 2045 Moderate Fund on the date the merger takes place, and the foregoing should not be relied upon to reflect the number of shares of the 2035 Moderate Fund that actually will be received on or after such date.

(2) Pro forma adjustments are due to the different net asset value of 2035 Moderate Fund.

2045 Moderate Fund—2035 Moderate Fund

Pro Forma Financial Statements (Unaudited)
Pro Forma Combining Condensed Statements of Assets and Liabilities as of 6/30/08 (Unaudited)

	2045 Moderate Fund	2035 Moderate Fund	Pro Forma Adjustments	2035 Moderate Fund— Pro Forma Combined (assuming consummation of the merger)
Investments, at value	$2,314,711	$4,614,805	$-	$6,929,516
Cash	201,516	313,093	-	514,609
Other assets	50,283	39,359	-	89,642
Liabilities	(6,994)	(6,896)	-	(13,890)

Net Assets	$2,559,516	$4,960,361	$-	$7,519,877

Shares Outstanding	266,688	503,037	(7,102)	762,623

Net Asset Value Per Share	$9.60	$9.86	$-	$9.86

2045 Moderate Fund—2035 Moderate Fund

Pro Forma Combining Condensed Statements of Operations for the Twelve-Month Period Ended December 31, 2007 (Unaudited)

	2045 Moderate Fund	2035 Moderate Fund	Pro Forma Adjustments		2035 Moderate Fund— Pro Forma Combined (assuming consummation of the merger)

INVESTMENT INCOME:
Dividend income from affiliated funds	$11,731	$40,936	$-		$52,667
Interest	1,373	2,267	-		3,640
Total Income	13,104	43,203	-		56,307

EXPENSES
Investment advisory fees	3,113	5,597	(2,489	)(1)	6,221
Distribution Fees	-	-	6,221	(2)	6,221
Administration and Accounting fees	23,332	23,332	-		46,664
Chief Compliance Officer fees	14	24	-		38
Custodian fees	6,543	6,670	-		13,213
Transfer agent fees	12,521	12,521	(12,521	) (3)	12,521
Offering costs	2,212	2,212	-		4,424
Professional fees	79	134	(65	) (4)	148
Printing fees	746	1,454	-		2,200
Pricing out-of-pocket expenses	1,849	1,853	-		3,702
Trustees’ fees and expenses	1	5	-		6
Other	26	35	-		61

Total Expenses	50,436	53,837	(8,854)		95,419

Fees waived and reimbursed by
investment adviser	(43,073)	(42,924)	8,426	(5)	(77,571)
Fees waived and reimbursed by
Fund's administrator	(2,917)	(2,917)	2,917	(6)	(2,917)

Net expenses	4,446	7,996	2,489		14,931

Net Investment Income/(Loss)	8,658	35,207	(2,489)		41,376

NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS
Net realized gain/(loss) from:
Sales of investments in affiliated funds	13,418	-	-		13,418
Distributions from affiliated funds	146,244	229,408	-		375,652

Net change in unrealized appreciation/(depreciation) of: Investments in affiliated funds	(185,236)	(267,269)	-		(452,505)

Net realized and unrealized gain/(loss) on investments in affiliated funds	(25,574)	(37,861)	-		(63,435)

NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(16,916)	$(2,654)	$(2,489)		$(22,059)

(1) Represents a decrease in investment advisory fees from 0.35% to 0.25%.
(2) Represents the implementation of distribution fees at 0.25%.
(3) Represents a decrease in transfer agent fees to reflect the reduction in the number of funds in the trust.
(4) Represents a decrease in professional fees to reflect the reduction in the number of funds in the trust.
(5) Represents a decrease in fees waived and reimbursed by investment adviser to reflect an increase in the expense limitation of 0.50% to 0.60%.
(6) Represents a decrease in fees waived by adminstrator to reflect the elimination of a fund.

2045 Moderate Fund—2035 Moderate Fund

Pro Forma Combining Condensed Statements of Operations for the Six-Month Period Ended June 30, 2008 (Unaudited)

	2045 Moderate Fund	2035 Moderate Fund	Pro Forma Adjustments		2035 Moderate Fund— Pro Forma Combined (assuming consummation of the merger)

INVESTMENT INCOME:
Interest	$786	$1,485	$-		$2,271
Total Income	786	1,485	-		2,271

EXPENSES
Investment advisory fees	3,740	7,374	(3,123	)(1)	7,991
Distribution Fees	-	-	7,991	(2)	7,991
Administration and Accounting fees	31,041	31,041	-		62,082
Chief Compliance Officer fees	61	121	-		182
Custodian fees	3,339	3,272	-		6,611
Transfer agent fees	8,634	8,634	(8,634	)(3)	8,634
Professional fees	50	119	(41	)(4)	128
Printing fees	403	753	-		1,156
Pricing out-of-pocket expenses	919	921	-		1,840
Trustees’ fees and expenses	7	13	-		20
Other	188	368	-		556

Total Expenses	48,382	52,616	(3,807)		97,191

Fees waived and reimbursed by
investment adviser	(43,039)	(42,082)	6,666	(5)	(78,455)

Net expenses	5,343	10,534	2,859		18,736

Net Investment Income/(Loss)	(4,557)	(9,049)	(2,859)		(16,465)

NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS
Net realized gain/(loss) from:
Sales of investments in affiliated funds	(19,323)	(39,210)	-		(58,533)

Net change in unrealized appreciation/(depreciation) of Investments in affiliated funds	(252,348)	(397,148)	-		(649,496)

Net realized and unrealized gain/(loss) on investments in affiliated funds	(271,671)	(436,358)	-		(708,029)

NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(276,228)	$(445,407)	$(2,859)		$(724,494)

(1) Represents a decrease in investment advisory fees from 0.35% to 0.25%.
(2) Represents the implementation of distribution fees at 0.25%.
(3) Represents a decrease in transfer agent fees to reflect the reduction in the number of funds in the trust.
(4) Represents a decrease in professional fees to reflect the reduction in the number of funds in the trust.
(5) Represents a decrease in fees waived and reimbursed by investment adviser to reflect an increase in the expense limitation of 0.50% to 0.60%.

Notes to Pro Forma Combining Financial Statements

These financial statements set forth the unaudited pro forma condensed Statement of Assets and Liabilities as of June 30, 2008 and the unaudited pro forma condensed Statement of Operations for the year ended December 31, 2007 and for the six-month period ended June 30, 2008 for the 2045 Moderate Fund and 2035 Moderate Fund as adjusted, giving effect to the merger as if it had occurred as of the beginning of the period. These statements have been derived from the books and records utilized in calculating daily net asset value for each fund and have been prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates.

Basis of Combination

Under the terms of the Agreement and Plan of Reorganization, the combination will be accounted for by the method of accounting for tax-free mergers of investment companies. The acquisition will be accomplished by an acquisition of the net assets of the 2045 Moderate Fund, in exchange for shares of the 2035 Moderate Fund at net asset value.  Following the acquisition, the 2035 Moderate Fund will be the accounting survivor. In accordance with accounting principles generally accepted in the United States of America, the historical cost of investment securities will be carried forward to the surviving fund and the results of operations for pre-combination periods will not be restated.

Portfolio Valuation

Investments by the funds in the underlying funds are valued at their net asset value as reported by the underlying funds.

Federal Income Taxes

It is each fund’s policy to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of their taxable income to shareholders. Prior to the acquisition, the 2045 Moderate Fund intends to pay out all gains and income to the 2035 Moderate Fund’s shareholders. After the acquisition, the 2035 Moderate Fund intends to continue to qualify as a regulated investment company.

At December 31, 2007, the 2045 Moderate Fund did not have a net tax basis capital loss carryforward. However, if the 2045 Moderate Fund has a net tax basis capital loss, the 2035 Moderate Fund’s ability to utilize the loss may be limited under Section 382 of the Internal Revenue Code to the net long-term tax exempt rate multiplied by the 2045 Moderate Fund’s net assets on the acquisition date.

Short-Term Investment Fund—Income Fund
Pro Forma Schedules of Investments as of 6/30/08 (Unaudited)

	Par / Shares			Value

	Short-Term Investment Fund	Income Fund	Income Fund - Combined Par Value/Shares (assuming consummation of the merger)	Short-Term Investment Fund	Income Fund	Income Fund - Combined Value ($) (assuming consummation of the merger)

ASSET BACKED SECURITIES: 4.4%
Amortizing Residential Collateral Trust
2.762%(a)	$-	$37,649	$37,649	$-	$25,607	$25,607
Bayview Financial Acquisition Trust
3.157%(a)	-	113,633	113,633	-	101,947	101,947
Conseco Finance Securitization Corp.						-
8.500%(a)	-	421,325	421,325	-	46,506	46,506
Countrywide Home Equity Loan Trust						-
2.641%(a)	-	488,819	488,819	-	350,360	350,360
Delta Funding Home Equity Loan Trust						-
7.04%	-	7,497	7,497	-	7,496	7,496
Green Tree Financial Corp.						-
9.15%	-	22,339	22,339	-	15,531	15,531
Green Tree Home Improvement Loan Trust						-
7.60%	-	6,660	6,660	-	4,810	4,810
Green Tree Recreational Equipment & Consumer Trust						-
7.25%	-	38,161	38,161	-	23,128	23,128
Lehman XS Trust						-
2.743%(a)	-	332,644	332,644	-	232,983	232,983
Morgan Stanley Mortgage Loan Trust						-
2.633%(a)	-	192,023	192,023	-	103,347	103,347
MSCC Heloc Trust						-
2.672%(a)	-	22,048	22,048	-	14,917	14,917
Nelnet Student Loan Trust						-
4.100%(a)	-	20,000	20,000	-	200,519	200,519

SACO I Trust						-
2.653%(a)	-	224,688	224,688	-	95,589	95,589
2.760%(a)	-	79,590	79,590	-	65,753	65,753
2.612%(a)	-	285,062	285,062	-	95,916	95,916
Salomon Brothers Mortgage Securities VII, Inc.						-
2.783%(a)	-	50,923	50,923	-	49,850	49,850
Securitized Asset Backed Receivables LLC Trust						-
2.712%(a)	-	1,095,971	1,095,971	-	742,176	742,176
SG Mortgage Securities Trust						-
2.723%(a)	-	1,069,961	1,069,961	-	801,893	801,893
WAMU Asset-Backed Certificates						-
2.653%(a)	-	1,300,000	1,300,000	-	961,138	961,138
2.572%(a)	-	953,514	953,514	-	921,923	921,923
2.773%(a)	-	1,300,000	1,300,000	-	672,315	672,315

Total Asset Backed Securities (Cost $0, $7,850,531 and $7,850,531, respectively)				-	5,533,704	5,533,704

CERTIFICATE OF DEPOSIT: 0.0%
Financials — 0.0%

HSBC Bank USA
2.957%(a) (Cost $100,003)	100,000	-	100,000	100,021	-	100,021

COMMERCIAL PAPER: 1.4%

Bank of Scotland
2.505%(j)	150,000	-	150,000	149,646	-	149,646
Dexia Delaware LLC						-
2.421%(j)	150,000	-	150,000	149,628	-	149,628
General Electric Capital Corp.						-
2.459%(j)	160,000	-	160,000	159,637	-	159,637
ING Funding						-
2.423%(j)	150,000	-	150,000	149,618	-	149,618
Lehman Brothers Holdings,						-
2.893%(j)	150,000	-	150,000	149,175	-	149,175
Nestle Finance International,						-
1.976%(j)	150,000	-	150,000	149,847	-	149,847

Nordea North America, Inc.						-
2.553%(j)	400,000	-	400,000	399,830	-	399,830
Sumitomo Corp.						-
2.233%(j)	150,000	-	150,000	149,733	-	149,733
Svenska Handelsbanken,						-
2.415%(j)	130,000	-	130,000	129,696	-	129,696
UBS Financial Delaware						-
2.406%(j)	150,000	-	150,000	149,651	-	149,651

Total Commercial Paper (Cost $1,736,499, $0 and $1,736,499, respectively)				1,736,461	-	1,736,461

COLLATERALIZED MORTGAGE OBLIGATIONS — 59.2%

Agency Mortgage-Backed Obligations: 46.5%
Federal Home Loan Mortgage Corp.
5.00%	-	935,220	935,220	-	901,921	901,921
5.00%	-	283,678	283,678	-	273,577	273,577
5.00%	-	615,812	615,812	-	593,886	593,886
5.00%	-	633,559	633,559	-	611,001	611,001
5.00%	-	305,038	305,038	-	294,177	294,177
5.50%	-	1,482,118	1,482,118	-	1,462,434	1,462,434
5.50%	-	2,640,384	2,640,384	-	2,603,666	2,603,666
5.50%	-	295,149	295,149	-	291,598	291,598
5.572%(a)	-	1,227,187	1,227,187	-	1,244,174	1,244,174
5.637%(a)	-	1,218,783	1,218,783	-	1,235,508	1,235,508

Federal Home Loan Mortgage Corp. TBA
5.00%	-	500,000	500,000	-	479,063	479,063
Federal National Mortgage Association
5.390%(a)	-	516,734	516,734	-	523,017	523,017
5.50%	-	2,843,048	2,843,048	-	2,805,676	2,805,676
5.50%	-	1,276,952	1,276,952	-	1,248,802	1,248,802
5.50%	-	3,900,000	3,900,000	-	3,915,842	3,915,842
5.50%	-	927,422	927,422	-	915,231	915,231

5.50%	-	831,796	831,796	-	820,862	820,862
5.50%	-	93,734	93,734	-	94,465	94,465
5.50%	-	94,166	94,166	-	94,900	94,900
6.053%(a)	-	718,318	718,318	-	735,621	735,621
6.50%	-	134,784	134,784	-	138,909	138,909
7.00%	-	64,128	64,128	-	68,224	68,224
Federal National Mortgage Association TBA
5.00%	-	8,400,000	8,400,000	-	8,032,500	8,032,500
5.00%	-	15,800,000	15,800,000	-	15,143,320	15,143,320
5.00%	-	4,300,000	4,300,000	-	4,242,217	4,242,217
5.50%	-	200,000	200,000	-	201,312	201,312
5.50%	-	200,000	200,000	-	197,125	197,125
5.50%	-	600,000	600,000	-	589,875	589,875
Government National Mortgage Association
5.50%	-	180,043	180,043	-	179,475	179,475
5.50%	-	1,700,000	1,700,000	-	1,686,188	1,686,188
6.00%	-	165,479	165,479	-	168,233	168,233
6.00%	-	324,211	324,211	-	329,606	329,606
6.00%	-	921,792	921,792	-	937,132	937,132
Government National Mortgage Association TBA
5.50%	-	3,400,000	3,400,000	-	3,383,000	3,383,000
6.50%	-	2,300,000	2,300,000	-	2,365,046	2,365,046

				-	58,807,583	58,807,583

Non-Agency Mortgage-Backed Obligations: 12.7%
American Home Mortgage 2.712%(a)	-	280,926	280,926	-	158,885	158,885

Asset Securitization Corp. 7.067%(a)	-	100,000	100,000	-	104,846	104,846

Banc of America Commercial 5.658%(a)	-	60,000	60,000	-	56,719	56,719

Banc of America Funding 4.993%(a)	-	1,938,691	1,938,691	-	1,506,584	1,506,584

Banc of America Mortgage 6.785%(a)	-	27,398	27,398	-	27,289	27,289

Bear Stearns Adjustable
6.750%(a)	-	108,076	108,076	-	108,095	108,095
6.816%(a)	-	89,453	89,453	-	81,678	81,678
Bear Stearns Commercial
5.405%(a)	-	500,000	500,000	-	484,873	484,873
Citigroup Mortgage Loan
5.400%(a)	-	98,890	98,890	-	95,476	95,476
6.733%(a)	-	114,047	114,047	-	111,259	111,259
Countrywide Alternative Loan
2.692%(a)	-	88,873	88,873	-	62,905	62,905
2.792%(a)	-	146,227	146,227	-	109,159	109,159
6.784%(a)	-	142,471	142,471	-	129,193	129,193
First Horizon Mortgage Pass-Certificates
6.428%(a)	-	523,508	523,508	-	496,877	496,877
GE Capital Commercial Mortgage Corp.
5.54%	-	210,000	210,000	-	196,672	196,672
Greenpoint Mortgage Funding
2.693%(a)	-	756,289	756,289	-	529,516	529,516
Harborview Mortgage Loan Trust
2.633%(a)	-	1,150,357	1,150,357	-	805,474	805,474
2.702%(a)	-	159,148	159,148	-	120,545	120,545
Homebanc Mortgage Trust
2.783%(a)	-	206,362	206,362	-	192,692	192,692
Impac CMB Trust
2.752%(a)	-	158,837	158,837	-	121,344	121,344
Indymac Index Mortgage Loan
2.683%(a)	-	406,567	406,567	-	317,536	317,536
2.603%(a)	-	445,597	445,597	-	319,381	319,381
2.792%(a)	-	670,015	670,015	-	524,110	524,110
6.279%(a)	-	160,808	160,808	-	126,532	126,532
6.867%(a)	-	145,017	145,017	-	142,335	142,335
5.099%(a)	-	92,042	92,042	-	75,395	75,395
JPMorgan Chase Commercial Mortgage Securities Corp.
5.42%	-	110,000	110,000	-	101,939	101,939
5.472%(a)	-	100,000	100,000	-	96,653	96,653
5.43%	-	450,000	450,000	-	426,241	426,241
LB-UBS Commercial Mortgage Trust
4.95%	-	500,000	500,000	-	474,143	474,143
Luminent Mortgage Trust
2.672%(a)	-	341,909	341,909	-	244,612	244,612

Master Adjustable Rate Mortgages Trust
2.683%(a)	-	1,034,066	1,034,066	-	724,116	724,116
4.820%(a)	-	416,787	416,787	-	363,169	363,169
4.594%(a)	-	322,686	322,686	-	228,761	228,761
6.762%(a)	-	24,506	24,506	-	24,487	24,487
Morgan Stanley Capital I
5.692%(a)	-	1,200,000	1,200,000	-	1,131,593	1,131,593
4.99%	-	240,000	240,000	-	227,892	227,892
Morgan Stanley Mortgage Loan Trust
2.803%(a)	-	347,903	347,903	-	281,138	281,138
5.469%(a)	-	161,272	161,272	-	146,847	146,847
5.523%(a)	-	219,640	219,640	-	198,329	198,329
Prime Mortgage Trust
8.00%	-	240,197	240,197	-	240,912	240,912
RBSGC Mortgage Pass Through Certificates
2.932%(a)	-	368,372	368,372	-	275,722	275,722
Residential Accredit Loans, Inc.
2.842%(a)	-	416,683	416,683	-	318,756	318,756
2.572%(a)	-	399,703	399,703	-	370,078	370,078
Residential Asset Securitization Trust 4.750%	-	821,592	821,592	-	739,396	739,396
Structured Adjustable Rate Mortgage Loan Trust
5.694%(a)	-	159,684	159,684	-	132,680	132,680
5.188%(a)	-	169,801	169,801	-	160,781	160,781
Thornburg Mortgage Securities
6.216%(a)	-	418,361	418,361	-	397,209	397,209
6.240%(a)	-	456,925	456,925	-	436,423	436,423
WAMU Mortgage Pass-Through
2.712%(a)	-	154,063	154,063	-	120,173	120,173
4.833%(a)	-	462,564	462,564	-	455,539	455,539
Washington Mutual MSC Mortgage Pass-Through Certificates
5.485%(a)	-	86,290	86,290	-	85,061	85,061
Wells Fargo Mortgage Backed Securities Trust
3.541%(a)	-	470,000	470,000	-	464,955	464,955
5.241%(a)	-	123,636	123,636	-	121,716	121,716
Zuni Mortgage Loan Trust
2.612%(a)	-	157,807	157,807	-	150,580	150,580

				-	16,145,271	16,145,271

Total Collateralized Mortgage Obligations (Cost $0, $77,616,751 and $77,616,751, respectively)				-	74,952,854	74,952,854

CORPORATE BONDS: 22.5%

Consumer Discretionary: 2.1%

Boyd Gaming Corp.
6.75%	-	10,000	10,000	-	7,700	7,700
7.13%	-	10,000	10,000	-	7,375	7,375
Caesars Entertainment, Inc.
8.13%	-	12,000	12,000	-	9,600	9,600
CCH I LLC/CCH I Capital
11.00%	-	50,000	50,000	-	37,063	37,063
Clear Channel Communications, Inc.
4.25%	-	50,000	50,000	-	48,250	48,250
4.90%	-	10,000	10,000	-	5,900	5,900
5.50%	-	80,000	80,000	-	48,000	48,000
Comcast Corp.
6.50%	-	665,000	665,000	-	675,279	675,279
6.50%	-	200,000	200,000	-	201,189	201,189
CSC Holdings, Inc.
7.63%	-	20,000	20,000	-	19,600	19,600
Daimler Finance NA LLC
6.50%	-	30,000	30,000	-	31,109	31,109
7.30%	-	135,000	135,000	-	142,862	142,862
DI Finance/DynCorp International
9.50%	-	10,000	10,000	-	10,000	10,000
DirecTV Holdings LLC/DirecTV Financing Co.
8.38%	-	20,000	20,000	-	20,600	20,600
Eastman Kodak Co.
7.25%	-	35,000	35,000	-	34,038	34,038
Echostar DBS Corp.
7.00%	-	20,000	20,000	-	19,050	19,050
7.13%	-	20,000	20,000	-	18,450	18,450
7.750%(b)	-	20,000	20,000	-	19,450	19,450
Ford Motor Co.
7.45%	-	200,000	200,000	-	116,500	116,500

Ford Motor Co. Cnv.
4.250%(f)	-	20,000	20,000	-	14,900	14,900
General Motors Corp.
8.25%	-	70,000	70,000	-	40,775	40,775
8.38%	-	30,000	30,000	-	25,506	25,506
Hertz Corp.
8.88%	-	35,000	35,000	-	32,025	32,025
10.50%	-	15,000	15,000	-	13,650	13,650
Idearc, Inc.
8.000%(c)	-	95,000	95,000	-	59,731	59,731
Inn of the Mountain Gods Resort & Casino
12.00%	-	10,000	10,000	-	8,600	8,600
J.C. Penney Corp., Inc.
7.40%	-	10,000	10,000	-	8,979	8,979
Lamar Media Corp.
7.25%	-	6,000	6,000	-	5,768	5,768
McDonald’s Corp. MTN
5.35%	-	80,000	80,000	-	78,051	78,051
MGM Mirage
6.75%	-	10,000	10,000	-	8,975	8,975
7.63%	-	70,000	70,000	-	57,575	57,575
8.50%	-	50,000	50,000	-	49,375	49,375
Mohegan Tribal Gaming Authority
8.00%	-	5,000	5,000	-	4,575	4,575
Oxford Industries, Inc.
8.88%	-	10,000	10,000	-	9,650	9,650
RH Donnelley Corp.
8.875%(b)	-	30,000	30,000	-	17,850	17,850
Service Corp. International
6.75%	-	30,000	30,000	-	28,425	28,425
7.50%	-	30,000	30,000	-	25,500	25,500
Station Casinos, Inc.
6.00%	-	20,000	20,000	-	15,900	15,900
7.75%	-	70,000	70,000	-	53,550	53,550
Suburban Propane Partners LP
6.88%	-	30,000	30,000	-	28,350	28,350
Time Warner Cable, Inc.
7.30%	-	130,000	130,000	-	129,201	129,201
Time Warner, Inc.
6.88%	-	400,000	400,000	-	409,220	409,220
TL Acquisitions, Inc.
10.500%(b)	-	40,000	40,000	-	34,600	34,600

Visteon Corp.
8.25%	-	12,000	12,000	-	10,680	10,680
12.250%(b)	-	28,000	28,000	-	22,400	22,400

				-	2,665,826	2,665,826

Consumer Staples: 0.1%

Dr. Pepper Snapple Group,
6.820%(b)	-	110,000	110,000	-	110,454	110,454
Reynolds American, Inc.
6.75%	-	90,000	90,000	-	89,531	89,531

				-	199,985	199,985

Energy: 3.7%

Anadarko Petroleum Corp.
3.176%(a)	-	150,000	150,000	-	148,283	148,283
5.95%	-	20,000	20,000	-	20,011	20,011
6.45%	-	380,000	380,000	-	375,093	375,093
Chesapeake Energy Corp.
6.25%	-	25,000	25,000	-	23,000	23,000
6.38%	-	10,000	10,000	-	9,450	9,450
7.25%	-	55,000	55,000	-	53,488	53,488
Complete Production Services,
8.00%	-	75,000	75,000	-	74,906	74,906
ConocoPhillips
4.75%	-	80,000	80,000	-	80,333	80,333
5.90%	-	210,000	210,000	-	207,076	207,076
Dynegy Holdings, Inc.
7.75%	-	115,000	115,000	-	104,650	104,650
El Paso Corp.
7.00%	-	280,000	280,000	-	274,033	274,033
7.75%	-	40,000	40,000	-	40,071	40,071
7.80%	-	611,000	611,000	-	615,314	615,314
Energy Transfer Partners LP
6.70%	-	160,000	160,000	-	161,040	161,040
Hess Corp.
7.30%	-	297,000	297,000	-	331,705	331,705
7.88%	-	60,000	60,000	-	68,814	68,814
Kerr-McGee Corp.
6.95%	-	10,000	10,000	-	10,373	10,373
7.88%	-	155,000	155,000	-	180,331	180,331

Kinder Morgan Energy Partners
5.00%	-	25,000	25,000	-	23,960	23,960
5.95%	-	180,000	180,000	-	175,366	175,366
6.00%	-	150,000	150,000	-	148,214	148,214
6.30%	-	20,000	20,000	-	20,203	20,203
6.75%	-	20,000	20,000	-	20,616	20,616
6.95%	-	200,000	200,000	-	198,504	198,504
7.13%	-	5,000	5,000	-	5,220	5,220
Peabody Energy Corp.
6.88%	-	28,000	28,000	-	28,070	28,070
Pemex Project Funding Master
6.63%	-	207,000	207,000	-	204,227	204,227
Pride International, Inc.
7.38%	-	20,000	20,000	-	19,950	19,950
Southern Natural Gas Co.
5.900%(b)	-	30,000	30,000	-	28,660	28,660
8.00%	-	75,000	75,000	-	81,013	81,013
Tennessee Gas Pipeline Co.
7.63%	-	150,000	150,000	-	156,117	156,117
Williams Cos., Inc.
7.50%	-	363,000	363,000	-	367,084	367,084
7.75%	-	80,000	80,000	-	83,200	83,200
XTO Energy, Inc.
5.50%	-	88,000	88,000	-	84,038	84,038
7.50%	-	296,000	296,000	-	317,570	317,570

				-	4,739,983	4,739,983
Financials: 9.5%

Allstate Life Global Funding
5.38%	-	100,000	100,000	-	99,608	99,608
American Express Co.
6.800%(a)	-	115,000	115,000	-	106,323	106,323
American Express Credit Corp.
5.88%	-	70,000	70,000	-	69,592	69,592
American General Finance
6.90%	-	320,000	320,000	-	278,901	278,901
American International Group,
5.85%	-	40,000	40,000	-	37,474	37,474
6.25%	-	200,000	200,000	-	156,553	156,553
BAC Capital Trust XIV
5.630%(a)	-	10,000	10,000	-	7,803	7,803

Bank of America Corp.
8.125%(a)	-	310,000	310,000	-	293,031	293,031
Bear Stearns Co., Inc.
7.25%	-	350,000	350,000	-	365,247	365,247
Citigroup, Inc.
4.13%	-	400,000	400,000	-	396,296	396,296
5.00%	-	245,000	245,000	-	226,910	226,910
5.50%	-	130,000	130,000	-	126,877	126,877
6.88%	-	320,000	320,000	-	308,798	308,798
Countrywide Financial Corp.
6.25%	-	50,000	50,000	-	44,517	44,517
Countrywide Home Loans,
5.63%	-	500,000	500,000	-	487,593	487,593
Ford Motor Credit Co. LLC
5.80%	-	80,000	80,000	-	76,389	76,389
7.38%	-	60,000	60,000	-	48,691	48,691
7.38%	-	270,000	270,000	-	245,911	245,911
8.00%	-	420,000	420,000	-	305,240	305,240
8.026%(a)	-	103,000	103,000	-	83,816	83,816
12.00%	-	340,000	340,000	-	299,087	299,087
Forest City Enterprises, Inc.
6.50%	-	8,000	8,000	-	6,960	6,960
General Electric Capital Corp.
5.63%	-	260,000	260,000	-	251,434	251,434
6.375%(a)	-	420,000	420,000	-	397,240	397,240
GMAC LLC
5.63%	-	800,000	800,000	-	740,720	740,720
5.85%	-	210,000	210,000	-	199,412	199,412
6.88%	-	560,000	560,000	-	402,400	402,400
7.25%	-	165,000	165,000	-	121,277	121,277
7.75%	-	590,000	590,000	-	504,527	504,527
Goldman Sachs Capital II
5.793%(a)	-	20,000	20,000	-	13,907	13,907
Goldman Sachs Group, Inc.
6.60%	-	290,000	290,000	-	298,202	298,202
HSBC Finance Corp. MTN
4.63%	-	400,000	400,000	-	396,672	396,672
6.38%	-	40,000	40,000	-	41,016	41,016
6.50%	-	213,000	213,000	-	214,703	214,703
JPMorgan Chase & Co.
5.13%	-	595,000	595,000	-	578,538	578,538
5.15%	-	200,000	200,000	-	192,571	192,571
5.75%	-	195,000	195,000	-	196,263	196,263

Lehman Brothers Holdings Trust V MTN
5.857%(a)	-	200,000	200,000	-	130,500	130,500
Lehman Brothers Holdings,
6.20%		80,000	80,000	-	76,357	76,357
6.50%	-	160,000	160,000	-	148,019	148,019
6.75%	-	340,000	340,000	-	319,405	319,405
MetLife, Inc.
6.40%	-	40,000	40,000	-	34,925	34,925
Morgan Stanley MTN
3.184%(a)	-	40,000	40,000	-	34,697	34,697
5.63%	-	300,000	300,000	-	300,223	300,223
5.75%	-	70,000	70,000	-	69,445	69,445
6.63%	-	100,000	100,000	-	94,753	94,753
Residential Capital LLC
8.500%(b)	-	90,000	90,000	-	75,600	75,600
9.625%(b)	-	264,000	264,000	-	128,040	128,040
SLM Corp. MTN
5.00%	-	10,000	10,000	-	8,462	8,462
5.00%	-	355,000	355,000	-	306,955	306,955
5.05%	-	50,000	50,000	-	42,465	42,465
5.38%	-	345,000	345,000	-	303,093	303,093
5.63%	-	35,000	35,000	-	26,353	26,353
SunTrust Capital VIII
6.100%(a)	-	50,000	50,000	-	39,710	39,710
SunTrust Preferred Capital I
5.853%(a)	-	60,000	60,000	-	43,650	43,650
Travelers Cos., Inc. (The)
6.250%(a)	-	270,000	270,000	-	231,968	231,968
Unilever Capital Corp.
7.13%	-	55,000	55,000	-	58,692	58,692
Ventas Realty LP/Ventas Capital Corp
6.75%	-	10,000	10,000	-	9,950	9,950
8.75%	-	20,000	20,000	-	20,400	20,400
9.00%	-	10,000	10,000	-	10,475	10,475
Wachovia Capital Trust III
5.800%(a)	-	80,000	80,000	-	54,400	54,400
Wachovia Corp.
5.63%	-	690,000	690,000	-	627,401	627,401
Wells Fargo & Co.
5.00%	-	5,000	5,000	-	4,940	4,940
5.30%	-	90,000	90,000	-	91,563	91,563

Wells Fargo Capital X
5.95%	-	100,000	100,000	-	90,715	90,715

				-	12,003,655	12,003,655

Health Care: 1.0%
AmerisourceBergen Corp.
5.88%	-	20,000	20,000	-	19,537	19,537
Bristol-Myers Squibb Co.
4.00%	70,000	-	70,000	70,013	-	70,013
Community Health Systems, Inc.
8.88%	-	70,000	70,000	-	70,438	70,438
DaVita, Inc.
6.63%	-	45,000	45,000	-	43,200	43,200
GlaxoSmithKline Capital, Inc.
5.65%	-	380,000	380,000	-	378,549	378,549
HCA, Inc.
6.25%	-	14,000	14,000	-	12,145	12,145
6.50%	-	79,000	79,000	-	65,768	65,768
7.69%	-	30,000	30,000	-	24,533	24,533
9.13%	-	10,000	10,000	-	10,225	10,225
9.25%	-	60,000	60,000	-	61,800	61,800
HCA, Inc. PIK
9.63%	-	20,000	20,000	-	20,600	20,600
Humana, Inc.
7.20%	-	60,000	60,000	-	59,448	59,448
Tenet Healthcare Corp.
6.38%	-	121,000	121,000	-	115,857	115,857
9.25%	-	71,000	71,000	-	69,580	69,580
UnitedHealth Group, Inc.
6.00%	-	40,000	40,000	-	38,693	38,693
WellPoint, Inc.
5.88%	-	20,000	20,000	-	19,332	19,332
Wyeth
5.95%	-	200,000	200,000	-	193,047	193,047

				70,013	1,202,752	1,272,765
Industrials: 1.0%

Delta Air Lines, Inc.
6.82%	-	97,284	97,284	-	79,286	79,286
7.57%	-	200,000	200,000	-	189,250	189,250
DRS Technologies, Inc.
6.63%	-	10,000	10,000	-	10,150	10,150

Graham Packaging Co., Inc.
8.50%	-	40,000	40,000	-	37,900	37,900
9.88%	-	15,000	15,000	-	13,275	13,275
Kansas City Southern Railway Co.
8.00%	-	20,000	20,000	-	20,200	20,200
Norfolk Southern Corp.
6.20%	-	90,000	90,000	-	91,397	91,397
Terex Corp.
7.375%(c)	-	20,000	20,000	-	19,700	19,700
United Parcel Service, Inc.
4.50%	-	380,000	380,000	-	380,766	380,766
Waste Management, Inc.
6.88%	-	425,000	425,000	-	433,386	433,386

				-	1,275,310	1,275,310

Information Technology: 0.1%

Electronic Data Systems Corp.
7.13%	-	10,000	10,000	-	10,313	10,313
Freescale Semiconductor, Inc.
8.88%	-	20,000	20,000	-	16,250	16,250
Sungard Data Systems, Inc.
9.13%	-	40,000	40,000	-	40,400	40,400
Xerox Corp.
6.75%	-	10,000	10,000	-	10,078	10,078

				-	77,041	77,041

Materials: 0.5%

Freeport-McMoRan Copper & Gold, Inc.
8.38%	-	345,000	345,000	-	363,976	363,976
Georgia Gulf Corp.
9.50%	-	10,000	10,000	-	7,475	7,475
PPG Industries, Inc.
5.75%	-	30,000	30,000	-	30,503	30,503
6.65%	-	30,000	30,000	-	30,575	30,575
Steel Dynamics, Inc.
6.75%	-	60,000	60,000	-	57,450	57,450
7.375%(b)	-	15,000	15,000	-	15,000	15,000
Westlake Chemical Corp.
6.63%	-	12,000	12,000	-	10,080	10,080

Weyerhaeuser Co.
6.75%	-	125,000	125,000	-	128,740	128,740

				-	643,799	643,799

Telecommunication Services: 1.0%

AT&T, Inc.
5.10%	-	80,000	80,000	-	78,422	78,422
BellSouth Capital Funding Corp.
7.88%	-	160,000	160,000	-	176,738	176,738
BellSouth Corp.
4.75%	-	10,000	10,000	-	9,827	9,827
Citizens Communications Co.
7.88%	-	55,000	55,000	-	48,125	48,125
9.25%	-	10,000	10,000	-	10,350	10,350
Level 3 Financing, Inc.
9.25%	-	25,000	25,000	-	22,750	22,750
New Cingular Wireless Services, Inc.
8.13%	-	85,000	85,000	-	93,100	93,100
News America, Inc.
6.65%	-	10,000	10,000	-	9,764	9,764
Nextel Communications, Inc.
5.95%	-	15,000	15,000	-	12,038	12,038
7.38%	-	20,000	20,000	-	16,600	16,600
Qwest Communications International, Inc.
6.176%(a)	-	13,000	13,000	-	12,935	12,935
7.50%	-	28,000	28,000	-	26,600	26,600
Qwest Corp.
5.63%	-	30,000	30,000	-	29,925	29,925
6.88%	-	20,000	20,000	-	16,500	16,500
Telecommunication Services Sprint Capital Corp.
6.90%	-	230,000	230,000	-	201,825	201,825
8.38%	-	40,000	40,000	-	39,600	39,600
8.75%	-	25,000	25,000	-	23,813	23,813
Verizon Communications, Inc.
5.50%	-	210,000	210,000	-	199,775	199,775
6.10%	-	165,000	165,000	-	163,808	163,808
Verizon Global Funding Corp.
4.38%	-	35,000	35,000	-	33,664	33,664

Windstream Corp.
8.63%	-	85,000	85,000	-	84,788	84,788

				-	1,310,947	1,310,947

Utilities: 3.5%

AES Corp. (The)
7.75%	-	70,000	70,000	-	68,950	68,950
7.75%	-	3,000	3,000	-	2,959	2,959
8.000%(b)	-	400,000	400,000	-	391,999	391,999
8.000%(b)	-	310,000	310,000	-	299,150	299,150
8.88%	-	19,000	19,000	-	19,665	19,665
9.38%	-	63,000	63,000	-	66,308	66,308
Dominion Resources, Inc.
4.75%	-	30,000	30,000	-	30,192	30,192
5.70%	-	260,000	260,000	-	263,989	263,989
Duke Energy Carolinas LLC
5.63%	-	380,000	380,000	-	390,998	390,998
Edison Mission Energy
7.00%	-	60,000	60,000	-	56,100	56,100
7.20%	-	80,000	80,000	-	74,600	74,600
7.63%	-	40,000	40,000	-	35,900	35,900
Energy Future Holdings Corp.
5.55%	-	40,000	40,000	-	31,315	31,315
6.50%	-	70,000	70,000	-	51,646	51,646
6.55%	-	200,000	200,000	-	145,716	145,716
Energy Future Holdings Corp. PIK
11.250%(b)	-	1,400,000	1,400,000	-	1,396,499	1,396,499
Exelon Corp.
5.63%	-	210,000	210,000	-	181,002	181,002
FirstEnergy Corp.
6.45%	-	150,000	150,000	-	153,915	153,915
7.38%	-	360,000	360,000	-	391,463	391,463
NRG Energy, Inc.
7.25%	-	55,000	55,000	-	52,525	52,525
7.38%	-	20,000	20,000	-	18,900	18,900
7.38%	-	35,000	35,000	-	32,944	32,944
Pacific Gas & Electric Co.
5.80%	-	10,000	10,000	-	9,323	9,323
6.05%	-	220,000	220,000	-	212,131	212,131

				-	4,378,189	4,378,189

Total Corporate Bonds
(Cost $70,024, $30,243,034 and $30,313,058, respectively)				70,013	28,497,487	28,567,500

FOREIGN BONDS: 9.6%
Australia: 0.2%
Rio Tinto Finance USA, Ltd.
6.500%(h)	-	250,000	250,000	-	251,015	251,015

				-	251,015	251,015

Bermuda: 0.0%
Intelsat Jackson Holdings, Ltd.
9.250%(h)	-	15,000	15,000	-	15,113	15,113

				-	15,113	15,113
Canada: 0.5%
Anadarko Finance Co.
6.750%(h)	-	200,000	200,000	-	207,893	207,893
Canadian Government
4.000%(i)	-	30,000	30,000	-	54,834	54,834
Conoco Funding Co.
7.250%(h)	-	35,000	35,000	-	40,061	40,061
6.350%(h)	-	70,000	70,000	-	74,029	74,029
Hydro Quebec
6.300%(h)	-	60,000	60,000	-	63,819	63,819
OPTI Canada, Inc.
8.250%(b)(h)	-	45,000	45,000	-	44,775	44,775
7.875%(b)(h)	-	70,000	70,000	-	69,125	69,125
Rogers Communications, Inc.
6.750%(h)	-	10,000	10,000	-	10,199	10,199
6.375%(h)	-	10,000	10,000	-	10,012	10,012
Sun Media Corp.
7.625%(h)	-	10,000	10,000	-	9,675	9,675

				-	584,422	584,422

Cayman Islands: 0.7%
MUFG Capital Finance 1, Ltd.
6.346%(a)(h)	-	100,000	100,000	-	86,679	86,679
Petrobras International Finance
6.125%(h)	-	100,000	100,000	-	100,000	100,000

Systems 2001 Asset Trust LLC
6.664%(b)(h)	-	347,457	347,457	-	357,743	357,743
Vale Overseas, Ltd.
6.875%(h)	-	385,000	385,000	-	357,563	357,563

				-	901,985	901,985

France: 1.8%
Cie Generale de Geophysique-Veritas
7.750%(h)	-	70,000	70,000	-	70,087	70,087
7.500%(h)	-	25,000	25,000	-	24,938	24,938
France Government OAT
3.750%(i)	-	1,430,000	1,430,000	-	2,086,889	2,086,889

				-	2,181,914	2,181,914

Germany: 0.6%
Bundesrepublik Deutschland
3.750%(i)	-	250,000	250,000	-	372,871	372,871
3.750%(i)	-	240,000	240,000	-	360,147	360,147

				-	733,018	733,018

Japan: 0.1%
Aiful Corp.
6.000%(b)(h)	-	200,000	200,000	-	165,295	165,295

				-	165,295	165,295

Luxembourg: 1.1%
FMC Finance III SA
6.875%(b)(h)	-	145,000	145,000	-	142,463	142,463
Telecom Italia Capital SA
6.999%(h)	-	30,000	30,000	-	30,256	30,256
5.250%(h)	-	210,000	210,000	-	192,183	192,183
5.250%(h)	-	35,000	35,000	-	33,063	33,063
4.950%(h)	-	40,000	40,000	-	36,610	36,610
Tyco International Finance SA
7.000%(b)(h)	-	378,000	378,000	-	372,728	372,728
6.875%(b)(h)	-	150,000	150,000	-	149,932	149,932
Tyco International Group SA
6.750%(h)	-	80,000	80,000	-	82,139	82,139
6.375%(h)	-	100,000	100,000	-	102,333	102,333

6.125%(h)	-	60,000	60,000	-	60,188	60,188
6.125%(h)	-	10,000	10,000	-	10,096	10,096
6.000%(h)	-	220,000	220,000	-	212,281	212,281

				-	1,424,272	1,424,272

Marshall Islands: 0.0%
Teekay Corp.
8.875%(h)	-	19,000	19,000	-	20,544	20,544

				-	20,544	20,544
Mexico: 0.6%
America Movil SAB de CV
5.625%(h)	-	120,000	120,000	-	115,571	115,571
Mexico Government MTN
6.750%(h)	-	642,000	642,000	-	681,162	681,162

				-	796,733	796,733

Netherlands: 0.3%
Deutsche Telekom International Finance BV
5.750%(h)	-	195,000	195,000	-	190,264	190,264
Koninklijke KPN NV
8.000%(h)	-	230,000	230,000	-	243,349	243,349

				-	433,613	433,613

Norway: 1.5%
Eksportfinans A/S MTN
5.500%(h)	-	1,800,000	1,800,000	-	1,891,299	1,891,299

				-	1,891,299	1,891,299
Russia: 0.9%
Russia Federation
7.500%(e)(h)	-	989,925	989,925	-	1,110,586	1,110,586

				-	1,110,586	1,110,586
Sweden: 1.1%
Svensk Exportkredit AB MTN
4.875%(h)	-	1,300,000	1,300,000	-	1,342,298	1,342,298

				-	1,342,298	1,342,298

United Kingdom: 0.2%
British Telecommunications PLC
8.375%(h)	-	140,000	140,000	-	150,325	150,325
Royal Bank of Scotland Group PLC MTN
7.640%(a)(h) 09/29/17	-	100,000	100,000	-	91,433	91,433

				-	241,758	241,758

Total Foreign Bonds (Cost $0, $11,587,626 and $11,587,626, respectively)				-	12,093,865	12,093,865

	Shares
PREFERRED STOCK: 0.6%
14,850 Federal Home Loan Mortgage Corporation	-	14,850	14,850	-	360,855	360,855
10,775 Federal National Mortgage Association	-	10,775	10,775	-	247,286	247,286
500 Federal National Mortgage Association, Series O	-	500	500	-	23,703	23,703
6,250 General Motors Corp. Convertible, Series B, 5.250%(f)	-	6,250	6,250	-	85,625	85,625
2,000 General Motors Corp. Convertible, Series C, 6.250%(f)	-	2,000	2,000	-	26,520	26,520

Total Preferred Stock (Cost $0, $828,986 and $828,986, respectively)				-	743,989	743,989

	Par
U.S.TREASURY OBLIGATIONS: 12.1%

U.S. Treasury Inflationary Protection Securities(g)
3.88%	$-	$380,000	$380,000	-	645,139	645,139
3.63%	-	310,000	310,000	-	513,705	513,705
2.38%	-	515,000	515,000	-	575,020	575,020
2.00%	-	1,155,000	1,155,000	-	1,239,228	1,239,228
1.88%	-	380,000	380,000	-	439,367	439,367
1.75%	-	800,000	800,000	-	780,320	780,320

U.S. Treasury Bond
4.75%	-	1,730,000	1,730,000	-	1,786,495	1,786,495
5.710%(d)	-	890,000	890,000	-	478,188	478,188
U.S. Treasury Note
4.75%	-	2,560,000	2,560,000	-	2,712,000	2,712,000
3.88%	-	4,120,000	4,120,000	-	4,085,561	4,085,561
3.50%	-	2,100,000	2,100,000	-	2,021,414	2,021,414

Total U.S. Treasury Obligations (Cost $0, $14,783,389 and $14,783,389, respectively)				-	15,276,437	15,276,437

U.S. GOVERNMENT & AGENCY: 5.2%

Federal Home Loan Bank
2.000%(j)	3,000,000	-	3,000,000	3,000,000	-	3,000,000
2.110%(j)	466,000	-	466,000	465,973	-	465,973
2.352%(j)	175,000	-	175,000	174,213	-	174,213
2.427%(j)	100,000	-	100,000	99,557	-	99,557
2.427%(j)	150,000	-	150,000	149,710	-	149,710
2.470%(j)	500,000	-	500,000	496,000	-	496,000
2.512%(j)	250,000	-	250,000	249,703	-	249,703
Federal Home Loan Mortgage Corp.
2.421%(j)	608,000	-	608,000	605,264	-	605,264
5.25%	-	200,000	200,000	-	209,348	209,348
5.63%	-	190,000	190,000	-	189,122	189,122
Federal National Mortgage Association
2.351%(j)	300,000	-	300,000	298,650	-	298,650
2.415%(j)	200,000	-	200,000	199,145	-	199,145
2.460%(j)	100,000	-	100,000	99,910	-	99,910
2.489%(j)	100,000	-	100,000	99,754	-	99,754
2.613%(j)	225,000	-	225,000	222,381	-	222,381

Total U.S. Government & Agency Obligations (Cost $6,160,121, $403,567 and $6,563,688, respectively)				6,160,260	398,470	6,558,730

REPURCHASE AGREEMENT: 14.4%
Agreement with Deutsche Bank, dated 06/30/08, to be repurchased on 07/01/08, repurchase price $16,001,089 (collateralized by FNMA, par value $15,859,000, 6.125%, 07/17/13; total market value $16,463,370) (Cost $16,000,000)	-	16,000,000	16,000,000	-	16,000,000	16,000,000
Agreement with Lehman Brothers Holdings, Inc., 2.100%, dated 06/30/08, to be repurchased on 07/01/08, repurchase price $1,100,064 collateralized by FNMAC, par value $1,090,000, 6.120%, 09/24/27; total market value $1,147,872)	1,100,000	-	1,100,000	1,100,000	-	1,100,000
Agreement with Morgan Stanley, 2.370%, dated 06/30/08, to be repurchased on 07/01/08, repurchase price $1,100,072 (collateralized by FNMA, par value $1,095,000, 4.625%, 10/15/13; total market value $1,130,536)	1,100,000	-	1,100,000	1,100,000	-	1,100,000

Total Repurchase Agreement (Cost $2,200,000, $16,000,000 and $18,200,000, respectively)				2,200,000	16,000,000	18,200,000

Total Investments — 95.0%, 132.6% and 129.4%, respectively (Cost $10,266,647, $159,313,884 and $169,580,531, respectively)				10,266,755	153,496,806	163,763,561

Other Assets & Liabilities, Liabilities, Net — 5.0%, (32.6)% and (29.4%), respectively				539,019	(37,716,685)	(37,177,666)

NET ASSETS — 100.0%				$10,805,774	$115,780,121	$126,585,895

MTN - Medium Term Note
PIK - Payment-in-Kind
TBA - To Be Announced
(a)	Variable rate security - The rate reported on the Schedule of Investments is the rate in effect as of June 30, 2008.
(b)
Securities sold within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other accredited investors. These securities have been determined to be liquid under guidelines established by the Board of Trustees.

(c)	Securities considered illiquid. The total value of such securities as of 6/30/2008 was $79,431 and represented 0.07% of Net Assets.
(d)	Zero coupon bond. The rate reported on the Schedule of Investments is the effective yield at time of purchase.
(e)	Step Bonds - The rate reflected on the Schedule of Investments is the effective yield on June 30, 2008. The coupon on a step bond changes on a specified date.
(f)	When issued.
(g)	Inflation protection security. Principal amount periodically adjusted for inflation.
(h)	Foreign security denominated in U.S. dollars.
(i)	Investment in non-U.S. dollars. Par amount reflects principal in local currency.
(j)	The rate reported is the effective yield at time of purchase.

Short-Term Investment Fund—Income Fund

Pro Forma Capitalization as of 6/30/08 (Unaudited)

The following table shows the unaudited capitalization of each Fund as of June 30, 2008 and of Income Fund on a pro forma combined basis, giving effect to the proposed acquisition of assets at net asset value as of that date.

	Short-Term Investment Fund	Income Fund	Pro Forma Adjustments(2)	Income Fund— Pro Forma Combined (assuming consummation of the merger)(1)
Net Assets
Total Net Assets	$10,805,774	$115,780,121	$-	$126,585,895

Shares Outstanding	1,006,717	9,600,717	(110,716)	10,496,718

Net Asset Value Per Share	$10.73	$12.06	$-	$12.06

(1) Assumes the mergers had been consumated on June 30, 2008, and is for information purposes only. No assurance can be given as to how many shares of the Income Fund will be received by the shareholders of the Short-Term Investment Fund on the date the merger takes place, and the foregoing should not be relied upon to reflect the number of shares of the Income Fund that actually will be received on or after such date.

(2) Pro forma adjustments are due to the different net asset value of the Income Fund.

Short-Term Investment Fund—Income Fund

Pro Forma Financial Statements (Unaudited)
Pro Forma Combining Condensed Statements of Assets and Liabilities as of 6/30/08 (Unaudited)

	Short-Term Investment Fund	Income Fund	Pro Forma Adjustments	Income Fund— Pro Forma Combined (assuming consummation of the merger)
Investments, at value	$10,266,755	$153,496,806	$-	$163,763,561
Cash	388,320	374,884	-	763,204
Other assets	185,725	21,708,675	-	21,894,400
Liabilities	(35,026)	(59,800,244)	-	(59,835,270)

Net Assets	$10,805,774	$115,780,121	$-	$126,585,895

Shares Outstanding	1,006,717	9,600,717	(110,716)	10,496,718

Net Asset Value Per Share	$10.73	$12.06	$-	$12.06

Short-Term Investment Fund—Income Fund

Pro Forma Combining Condensed Statements of Operations for the Twelve-Month Period Ended December 31, 2007 (Unaudited)

	Short-Term Investment Fund	Income Fund	Pro Forma Adjustments		Income Fund— Pro Forma Combined (assuming consummation of the merger)

INVESTMENT INCOME:
Dividend income from affiliated funds	$-	$15,858	$-		$15,858
Interest	300,917	7,077,417	-		7,378,334
Securities lending income	-	397	-		397
Foreign taxes withheld	-	-	-		-
Total Income	300,917	7,093,672	-		7,394,589

EXPENSES
Investment advisory fees	17,324	713,309	17,009	(1)	747,642
Distribution fees	15,749	324,231	-		339,980
Administration and Accounting fees	4,630	95,124	-		99,754
Chief Compliance Officer fees	100	2,638	-		2,738
Custodian fees	6,038	36,466	-		42,504
Insurance fees	233	1,629	-		1,862
Professional fees	1,431	24,987	(1,175	)(2)	25,243
Printing fees	1,906	16,385	-		18,291
Pricing expenses	3,895	70,050	-	(3)	73,945
Transfer agent fees	15,000	15,000	(15,000)		15,000
Trustees’ fees and expenses	93	2,673	-		2,766
Other	2,393	55,827	-		58,220
					-
Total Expenses	68,792	1,358,319	834		1,427,945

Fees waived and reimbursed by
investment adviser (5)	(62,661)	(84,020)	16,175	(4)	(130,506)

Net expenses	6,131	1,274,299	17,009		1,297,439

Net Investment Income/(Loss)	294,786	5,819,373	(17,009)		6,097,150

NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS
Net realized gain/(loss) from:
Sales of investments in affiliated funds	14	325,552	-		325,566
Distributions from affiliated funds	-	-	-		-
Futures contracts	-	-	-		-
Forward foreign currency exchange contracts and
foreign currency transactions	-	(146,112)	-		(146,112)

Net change in unrealized appreciation/(depreciation) of:					-
Investments	1,794	(712,673)	-		(710,879)
Futures contracts	-	-	-		-
Forward foreign currency exchange contracts and other
assets and liabilities denominated in foreign currencies	-	28,046	-		28,046

Net realized and unrealized gain/(loss) on investments, futures contracts and foreign currencies	1,808	(505,187)	-		(503,379)

NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$296,594	$5,314,186	$(17,009)		$5,593,771

(1) Represents an increase in investment advisory fees from 0.28% to 0.55% in Short-Term Investment Fund.
(2) Represents a decrease in transfer agent fees to reflect the reduction in the number of funds in the trust.
(3) Represents a decrease in professional fees to reflect the reduction in the number of funds in the trust.
(4) Assumes no waiver by the investment adviser.
(5)  For the fiscal year ended December 31, 2007, Wilshire voluntarily waived investment management fees and reimbursed the Short-Term Investment Fund for all fees and expenses, except custodian and Board expenses. After these waivers, actual net annual operating expenses for the Short-Term Investment Fund for the fiscal year ended December 31, 2007 were 0.10%.  Wilshire's voluntary fee waiver is expected to continue until December 31, 2008 and may be terminated at any time.

Short-Term Investment Fund—Income Fund

Pro Forma Combining Condensed Statements of Operations for the Six-Month Period Ended June 30, 2008 (Unaudited)

	Short-Term Investment Fund	Income Fund	Pro Forma Adjustments		Income Fund— Pro Forma Combined (assuming consummation of the merger)
INVESTMENT INCOME:
Dividends	$-	$37,582	$-		$37,582
Interest	115,482	3,462,198	-		3,577,680
Total Income	115,482	3,499,780	-		3,615,262

EXPENSES
Investment advisory fees	13,283	341,473	12,809	(1)	367,565
Distribution fees	12,076	155,215	-		167,291
Administration and Accounting fees	7,614	53,379	-		60,993
Chief Compliance Officer fees	269	3,388	-		3,657
Custodian fees	2,876	15,914	-		18,790
Insurance fees	131	822	-		953
Professional fees	807	13,224	(662	)(2)	13,369
Printing fees	936	8,184	-		9,120
Pricing fees	1,641	35,570	-		37,211
Transfer agent fees	7,459	7,459	(7,459	)(3)	7,459
Trustees’ fees and expenses	48	734	-		782
Other	953	11,442	-		12,395
Total Expenses	48,093	646,804	4,688		699,585

Fees waived and reimbursed by
investment adviser	(45,169)	-	45,169	(4)	-

Net expenses	2,924	646,804	49,857		699,585

Net Investment Income/(Loss)	112,558	2,852,976	(49,857)		2,915,677

NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS, FUTURES CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain/(loss) from:
Investments	294	531,376	-		531,670
Forward foreign currency exchange contracts and foreign currency transactions	-	(298,399)	-		(298,399)

Net change in unrealized depreciation of: Investments	(1,485)	(5,478,006)	-		(5,479,491)
Forward foreign currency exchange contracts and other assets and liabilities denominated in foreign currencies	-	84,482	-		84,482
Net realized and unrealized loss on investments, futures contracts and foreign currencies	(1,191)	(5,160,547)	-		(5,161,738)

NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$111,367	$(2,307,571)	$(49,857)		$(2,246,061)

(1) Represents an increase in investment advisory fees reflecting the difference between Short-Term Investment Fund of 0.28% and Income Fund of 0.55%.
(2) Represents a decrease in transfer agent fees to reflect the reduction in the number of funds in the trust.
(3) Represents a decrease in professional fees to reflect the reduction in the number of funds in the trust.
(4) Assumes no waiver by the investment adviser.

Notes to Pro Forma Combining Financial Statements

These financial statements set forth the unaudited pro forma condensed Statement of Assets and Liabilities as of June 30, 2008 and the unaudited pro forma condensed Statement of Operations for the year ended December 31, 2007 and for the six-month period ended June 30, 2008 for the Short-Term Investment Fund and the Income Fund, as adjusted, giving effect to the merger as if it had occurred as of the beginning of the period. These statements have been derived from the books and records utilized in calculating daily net asset value for each fund and have been prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates.

Basis of Combination

Under the terms of the Agreement and Plan of Reorganization, the acquisition will be accomplished by an acquisition of the net assets of the Short-Term Investment Fund, in exchange for shares of the Income Fund at net asset value.  Following the acquisition, the Income Fund will be the accounting survivor. In accordance with accounting principles generally accepted in the United States of America, the historical cost of investment securities will be carried forward to the surviving fund and the results of operations for pre-combination periods will not be restated.

Portfolio Valuation

A security listed or traded on a domestic exchange is valued at its last sales price on the exchange where it is principally traded.  In the absence of a current quotation, the security is valued at the mean between the last bid and asked prices on the exchange.  Securities traded on National Association of Securities Dealers Automatic Quotation (“Nasdaq”) System are valued at the Nasdaq official closing price.  If there is no Nasdaq official closing price available, the most recent bid quotation is used.  Securities traded over-the-counter (other than on Nasdaq) are valued at the last current sale price.  Equity securities primarily traded on a foreign exchange or market are valued at the price, which is an estimate of the fair value price, as provided by an independent pricing service.  Debt securities that have a remaining maturity of 60 days or less are valued at cost, plus or minus any amortized discount or premium.  When market quotations are not readily available, securities are valued according to procedures established by the Board of Trustees or are valued at fair value as determined in good faith by the Pricing Committee, whose members include at least two representatives of the Adviser, one of whom is an officer of the Trust, or the funds’ Valuation Committee.  Securities whose market value does not reflect fair value because a significant valuation event has occurred may be valued at fair value by the Pricing Committee or the Valuation Committee.  The value of fair valued securities may be different from the last sale price (or the mean between the last bid and asked prices), and there is no guarantee that a fair valued security will be sold at the price at which a fund is carrying the security.

Pre-Merger Liquidation of Certain Assets of Short-Term Investment Fund

Pursuant to the Agreement and Plan of Reorganization, the Short-Term Investment Fund will, within a reasonable period of time before the Closing Date, furnish the Income Fund with a list of the Short-Term Investment Fund’s portfolio securities and other investments.  The Income Fund will, within a reasonable period of time before the Closing Date furnish the Short-Term Investment Fund with a list of securities, if any, on the Short-Term Investment Fund’s  list referred to above that do not conform to the Income Fund’s investment objective, policies, and restrictions.  The Short-Term Investment Fund, if requested by the Income Fund, will dispose of securities on the Income Fund’s list before the Closing Date.  In addition, if it is determined that the portfolios of the Short-Term Investment Fund and the Income Fund, when aggregated, would contain investments exceeding certain percentage limitations imposed upon the Income Fund with respect to such investments, the Short-Term Investment Fund, if requested by the Income Fund, will dispose of a sufficient amount of such investments as may be necessary to avoid violating such limitations as of the Closing Date.  Notwithstanding the foregoing, nothing herein will require the Short-Term Investment Fund to dispose of any investments or securities if, in the reasonable judgment of the Board or the Adviser, such disposition would otherwise not be in the best interest of the Short-Term Investment Fund.

Federal Income Taxes

It is each fund’s policy to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of their taxable income to shareholders. Prior to the acquisition, the Short-Term Investment Fund intends to pay out all gains and income to the Income Fund’s shareholders. After the acquisition, the Income Fund intends to continue to qualify as a regulated investment company.

At December 31, 2007, the Short-Term Investment Fund had a net tax basis capital loss carryforward of approximately $1970.00,  which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until December 31, 2014. The Income Fund’s ability to utilize the net tax basis capital loss may be limited under Section 382 of the Internal Revenue Code to the net long-term tax exempt rate multiplied by the Short-Term Investment Fund’s net assets on the acquisition date.

Appendix A

STATEMENT OF ADDITIONAL INFORMATION

WILSHIRE VARIABLE INSURANCE TRUST

May 1, 2008, as supplemented June 27, 2008

This Statement of Additional Information (“SAI”) provides supplementary information for the series of portfolios of Wilshire Variable Insurance Trust (the “Trust”): Equity Fund, Balanced Fund, Income Fund, Short-Term Investment Fund, Small Cap Growth Fund, International Equity Fund, Socially Responsible Fund, 2010 Aggressive Fund, 2010 Moderate Fund, 2010 Conservative Fund, 2015 Moderate Fund, 2025 Moderate Fund, 2035 Moderate Fund and 2045 Moderate Fund (each a “Fund” and collectively, the “Funds”)

This SAI is not a prospectus, but should be read in conjunction with the current prospectuses, dated May 1, 2008, as supplemented from time to time. This SAI is incorporated in its entirety into the prospectuses. The audited financial statements for the Equity Fund, Balanced Fund, Income Fund, Short-Term Investment Fund, Small Cap Growth Fund, International Equity Fund and Socially Responsible Fund for the year ended December 31, 2007, and the Report of the Independent Registered Public Accounting Firm thereon, are incorporated by reference from the annual report dated December 31, 2007. The audited financial statements for the 2010 Aggressive Fund, 2010 Moderate Fund, 2010 Conservative Fund, 2015 Moderate Fund, 2025 Moderate Fund, 2035 Moderate Fund and 2045 Moderate Fund (the “Target Maturity Funds”) for the year ended December 31, 2007, and the Report of the Independent Registered Public Accounting Firm thereon, are incorporated herein by reference from the annual report dated December 31, 2007. Copies of the prospectuses and the Funds’ financial statements are available, without charge, by writing to the Wilshire Variable Insurance Trust,  c/o DST Systems, Inc., P.O. Box 219512, Kansas City, MO  64121-9512, or by telephoning 1-888-200-6796.

1

THE TRUST AND THE FUNDS

The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and is an open-end, diversified management investment company organized as a Delaware statutory trust under a Declaration of Trust dated November 7, 1996. The Declaration of Trust permits the Trust to offer shares of separate funds, and as of the date of this SAI, the Trust consisted of fourteen separate Funds. The Target Maturity Funds commenced operations on May 1, 2006 and are offered in a separate prospectus. All consideration received by the Trust for shares of any Fund and all assets of such Fund belong to that Fund and would be subject to liabilities related thereto. The Trust reserves the right to create and issue shares of funds in addition to the Funds described herein.

The Trust employs Wilshire Associates Incorporated (the “Adviser”) to manage the investment and reinvestment of the assets of the Funds and to continuously review, supervise and administer the Funds’ investment programs. The Adviser has entered into agreements with AllianceBernstein, L.P. (“AllianceBernstein”), New York Life Investment Management LLC (“NYLIM”) and Pzena Investment Management, LLC (“Pzena”) to serve as subadvisers for the Equity Fund. Western Asset Management Company (“Western Asset”) and Western Asset Management Company Limited (“WAML”) serve as the subadvisers for the Income Fund. Western Asset serves as the subadviser for the Short-Term Investment Fund. BNY Mellon Asset Management (“BNY Mellon”) and Copper Rock Capital Partners, LLC (“Copper Rock”) serve as the subadvisers for the Small Cap Growth Fund. PanAgora Asset Management, Inc. (“PanAgora”) and Thomas White International, Ltd. (“Thomas White”) serve as the subadvisers for the International Equity Fund. AllianceBernstein also serves as the subadviser for the Socially Responsible Fund.

As described below, under the fund of funds structure, the Adviser allocates the assets of the Balanced Fund and the Target Maturity Funds among certain other Funds of the Trust, except the Socially Responsible Fund (the “Underlying Funds”).  The Adviser allocates the Balanced Fund’s assets between the Equity Fund and Income Fund. The Target Maturity Funds’ assets are allocated in varying amounts to the Equity Fund, Income Fund, Short-Term Investment Fund, Small Cap Growth Fund, and International Equity Fund.

The investment objectives and policies of each Fund are described in that Fund’s respective prospectus. Prospective purchasers should recognize that there are risks in the ownership of any security and that there can be no assurance that the investment objectives of each Fund will be realized.

Each Fund seeks to attain its investment objective by pursuing investment policies that call for investments in certain types of securities and by employing various investment strategies. These investment policies and strategies may be changed without shareholder approval. However, each Fund will not, as a matter of policy, change its investment policies without notice to its shareholders.

Each Fund has also adopted certain fundamental investment limitations that may be changed only with the approval of a “majority of the outstanding shares of a Fund” as defined in the 1940 Act. In addition, the investment objective of each of the Equity Fund, Balanced Fund, Income Fund, Short-Term Investment Fund, Small Cap Growth Fund, International Equity Fund and Socially Responsible Fund may be changed only with the approval of a “majority of the outstanding shares of a Fund.”

ADDITIONAL INVESTMENT POLICIES

The following is a discussion of additional investment policies not discussed in the Trust’s prospectuses.

EQUITY FUND. The portfolio investments of the Equity Fund are not concentrated in any one industry or group of industries, but are varied according to what is judged advantageous under varying economic conditions. While the portfolio is diversified by investment in a cross-section of businesses and industries, the Equity Fund follows a policy of flexibility. The Equity Fund does not invest in companies for the purpose of exercising control of management. Moreover, the EquityFund will not invest in securities subject to restrictions on disposition under the Securities Act of 1933 (the “1933 Act”) or purchase securities not freely marketable.

It is the policy of the Equity Fund to purchase and hold securities believed to have potential for long-term capital growth. Investment income is a secondary consideration in the selection of portfolio securities. The Equity Fund does not buy and sell for short-term trading profits. Therefore, portfolio changes usually are accomplished gradually. However, portfolio management is not restricted and may effect short-term transactions when subsequent events make an investment undesirable for long-term holding.

The Equity Fund may invest a portion of its assets in U.S. dollar-denominated investment grade fixed-income securities. Debt securities must be rated within the four highest ratings as determined by Moody’s Investors Service (“Moody’s”) or by Standard and Poor’s (“S&P”) except that up to 10% of the Equity Fund’s assets may be invested in U.S. dollar-denominated foreign debt securities within the three highest ratings as determined by Moody’s or S&P.

2

INCOME FUND. As a matter of investment policy, the Income Fund will not invest more than 10% of its net assets in illiquid securities or invest in restricted securities, except securities eligible for resale under Rule 144A under the 1933 Act.

The Income Fund will not invest in common stocks directly, but may retain up to 25% of its total assets in common stocks acquired upon conversion of convertible debt securities or preferred stock, or upon exercise of warrants acquired with debt securities. Currently, the Income Fund intends to limit its investment in derivatives pursuant to guidelines established by the Adviser.

The Income Fund may invest in repurchase and reverse repurchase agreements, provided that the market value of the underlying security is at least 102% of the price of the repurchase agreement.

Instead of holding its entire portfolio to maturity, the Income Fund will engage in portfolio trading when trading will help achieve its investment objective. Portfolio turnover is expected to be moderate to high.

During the past five years, the Income Fund’s portfolio turnover rates have been in excess of 300%, due to the subadvisers’ trading in mortgage “TBAs” (To Be Announced). A TBA is defined as an underlying contract on a mortgage-backed security (“MBS”) to buy or sell a MBS which will be delivered at an agreed-upon date in the future. The turnover calculation includes the continual maturity of TBA securities that are held within the portfolio prior to their issuance. TBAs rollover every 30, 45 or 60 days until maturity, sometimes in perpetuity. As a result, investing in TBAs increases a fund’s portfolio turnover rate. TBAs allow the subadvisers to gain exposure to the mortgage-backed market without losing liquidity.

SHORT-TERM INVESTMENT FUND. The Short-Term Investment Fund will not invest in securities subject to restriction on disposition under the 1933 Act nor purchase securities not freely marketable. The Short-Term Investment Fund intends generally to purchase securities that mature within one year, but will not purchase securities with maturities that exceed two years except for securities subject to repurchase agreements and reverse repurchase agreements.

SMALL CAP GROWTH FUND. The small cap growth segment is one of the most volatile areas of the stock market.  Over the last five years, the high volatility in small cap growth stocks was the primary contributor to the Small Cap Growth Fund's high portfolio turnover rates.  In addition, the subadvisers' ongoing active management of the Small Cap Growth Fund is another source of portfolio turnover. Specifically, the subadvisers use stock price fluctuations as opportunities to buy and sell securities at attractive valuations. Lastly, portfolio turnover can also be caused by subadviser changes. Changes to the Small Cap Growth Fund's subadvisers in 2003 and 2006 also attributed to higher portfolio turnover.

INTERNATIONAL EQUITY FUND. The International Equity Fund may engage in so-called “strategic transactions” as described in the prospectus under the heading “Types of Investments and Associated Risks” and below in the SAI under the heading “Description of Securities and Risks—Strategic Transactions and Derivatives.”

SOCIALLY RESPONSIBLE FUND. The Socially Responsible Fund may engage in so-called “strategic transactions” as described in the prospectus under the heading “Types of Investments and Associated Risks” and below in the SAI under the heading “Description of Securities and Risks—Strategic Transactions and Derivatives.”

THE FUND OF FUNDS STRUCTURE. Each of the Balanced Fund and the Target Maturity Funds are structured as a “fund of funds,” which means that these Funds attempt to implement their investment strategies by investing in the Underlying Funds. The Underlying Funds currently consist of the Equity Fund, Income Fund, Short-Term Investment Fund, Small Cap Growth Fund and International Equity Fund. Under the fund of funds structure the Adviser allocates the Balanced Fund’s assets between the Equity Fund and Income Fund. The Target Maturity Funds’ assets are allocated in varying amounts to the Equity Fund, Income Fund, Short-Term Investment Fund, Small Cap Growth Fund and International Equity Fund.

The specific portfolios that comprise the Target Maturity Funds can be changed without shareholder approval. Each Target Maturity Fund’s allocation ranges can be changed without shareholder approval. Each Target Maturity Fund normally intends to invest all of its assets in the Underlying Funds; however, for temporary defensive purposes each Target Maturity Fund may invest up to 100% of its assets in high quality, short-term debt instruments. Each Target Maturity Fund reserves the ability to convert from a “fund of funds” structure and to invest directly in the types of securities in which the Underlying Funds invest. Shareholders will be provided with advance notice before any such conversion occurs.

3

To the extent a Target Maturity Fund’s assets are invested in a particular Underlying Fund, the Target Maturity Funds are subject to the risks applicable to an investment in such Underlying Fund. The prospectus for the Underlying Funds and this SAI describe the investment policies and strategies employed by the Underlying Funds and their related risks.

INVESTMENT RESTRICTIONS

Each Fund operates under its respective fundamental investment restrictions, set forth below, which cannot be changed without the approval of a “majority of the outstanding voting securities.” The investment objective of each of the Equity Fund, Balanced Fund, Income Fund, Short-Term Investment Fund, Small Cap Growth Fund, International Equity Fund and Socially Responsible Fund also cannot be changed without the approval of a “majority of the outstanding voting securities.” A “majority of the outstanding voting securities” of a Fund is defined in the 1940 Act to mean the lesser of (i) 67% of the Fund’s shares present at a meeting where more than 50% of the outstanding shares are present in person or by proxy or (ii) more than 50% of the Fund’s outstanding shares.

To the extent a Target Maturity Fund’s assets are invested in a particular Underlying Fund, a Target Maturity Fund is subject to the investment restrictions applicable to an investment in such Underlying Fund.

The Equity Fund, Balanced Fund, Income Fund and Short-Term Investment Fund each may not:

(1) purchase securities other than the securities in which a Fund is authorized to invest;

(2) issue senior securities except that a Fund may borrow money or enter into reverse repurchase agreements in an amount not to exceed 15% of its total assets taken at market value and then only for short-term credits as may be necessary for the clearance of transactions, and from banks as a temporary measure for extraordinary or emergency purposes (moreover, in the event that the asset coverage for such borrowings may fall below 300%, the Fund will reduce, within three days, the amount of its borrowings in order to provide for 300% asset coverage); a Fund will not borrow to increase income (leveraging) but only to facilitate redemption requests that might otherwise require untimely dispositions of the Fund’s portfolio securities; a Fund will repay all borrowings before making additional investments, and interest paid on borrowings will reduce net income;

(3) purchase the securities of any issuer (other than obligations issued or guaranteed as to principal and interest by the Government of the United States, its agencies or instrumentalities, or, for the Balanced Fund only, any security issued by an investment company or series thereof) if, as a result, (a) more than 5% of the Fund’s total assets (taken at current value) would be invested in the securities of that issuer, or (b) a Fund would hold more than 10% of any class of securities of that issuer (for this purpose, all debt obligations of an issuer maturing in less than one year are treated as a single class of securities);

(4) write, or invest in, straddle or spread options or invest in interests in oil, gas or other mineral exploration or development programs;

(5) purchase securities on margin or sell any securities short;

(6) invest in the securities of any issuer, any of whose officers, directors or security holders is an officer of a Fund if at the time of or after such purchase any officer or director of that Fund would own more than 1/2 of 1% of the securities of that issuer or if that Fund’s officers and directors together would own more than 5% of the securities of that issuer;

(7) purchase any securities that would cause more than 25% of the value of a Fund’s total net assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that there is no limitation with respect to investments in U.S. Treasury Bills, other obligations issued or guaranteed by the federal government, its agencies and instrumentalities, certificates of deposit, commercial paper and bankers’ acceptances, or any obligations of U.S. branches of foreign banks and foreign branches of U.S. banks, except as these investments may be limited by the Treasury regulations under section 817(h) of the Internal Revenue Code;

(8) invest more than 5% of the value of the Fund’s total assets at the time of investment in the securities of any issuer or issuers which have records of less than three years’ continuous operation, including the operation of any predecessor, but this limitation does not apply to securities issued or guaranteed as to interest and principal by the United States Government or its agencies or instrumentalities;

(9) mortgage, pledge or hypothecate its assets except in an amount up to 15% (10% so long as the Fund’s shares are registered for sale in certain states) of the value of the Fund’s total assets but only to secure borrowings for temporary or emergency purposes;

4

(10) purchase or sell real estate, real estate investment trust securities, commodities or commodity contracts;

(11) invest in companies for the purpose of exercising control; or

(12) invest in securities of other investment companies, except as they may be acquired as part of a merger, consolidation or acquisition of assets, and except that during any period in which the Balanced Fund operates as a “fund of funds” in accordance with the Prospectus and applicable law, the Balanced Fund may purchase without limit shares of the Equity Fund, the Income Fund, and any other mutual fund currently existing or hereafter created whose investment adviser is the Balanced Fund’s adviser or an affiliate thereof, or the respective successors in interest of any such mutual fund or adviser.

Dollar rolls are not considered borrowing and therefore are not subject to investment restriction 2 above. For the purposes of investment restriction 9 above, the entity sponsoring a mortgage or asset backed security will be considered the issuer. For the purposes of investment restriction 10 above, commodities and commodity contracts are interpreted as physical commodities and therefore financial futures contracts and related options will not be considered commodities or commodity contracts under the restriction.

The Equity Fund and Income Fund each may not:

(1) make loans, but this restriction shall not prevent the Fund from (a) buying a part of an issue of bonds, debentures, or other obligations, (b) investing in repurchase agreements or (c) lending portfolio securities, provided that it may not lend securities if, as a result, the aggregate value of all securities loaned would exceed 33 1/3% of its total assets (taken at market value at the time of such loan).

The Balanced Fund and Short-Term Investment Fund each may not:

(1) make loans to other persons (except by the purchase of obligations in which the Fund is authorized to invest); provided, however, that the Fund will not enter into repurchase agreements if, as a result thereof, more than 10% of the total assets of the Fund (taken at current value) would be subject to repurchase agreements maturing in more than seven (7) days;

The Equity Fund and Short-Term Investment Fund each may not:

(1) underwrite the securities of other issuers, purchase securities subject to restrictions on disposition under the 1933 Act (so-called “restricted securities”) or purchase securities not freely marketable.

The Balanced Fund and Income Fund each may not:

(1) Underwrite the securities of other issuers, invest more than 10% of its net assets in illiquid securities or invest in securities subject to restriction on disposition under the 1933 Act, except for securities eligible for resale pursuant to Rule 144A under the 1933 Act.

The Small Cap Growth Fund, International Equity Fund, Socially Responsible Fund and Target Maturity Funds each may not:

(1) act as an underwriter of securities, except insofar as it may be deemed an underwriter for purposes of the 1933 Act on disposition of securities acquired subject to legal or contractual restrictions on resale;

(2) purchase or sell real estate (although it may purchase securities secured by real estate or interests therein, or securities issued by companies which invest in real estate or interests therein), commodities, or commodity contracts, except that it may enter into (a) futures and options on futures and (b) forward currency contracts;

(3) make loans, but this restriction shall not prevent the Fund from (a) buying a part of an issue of bonds, debentures, or other obligations, (b) investing in repurchase agreements or (c) lending portfolio securities, provided that it may not lend securities if, as a result, the aggregate value of all securities loaned would exceed 33 1/3% of its total assets (taken at market value at the time of such loan);

(4) borrow, except that it may (a) borrow up to 33 1/3% of its total assets, taken at market value at the time of such borrowing, as a temporary measure for extraordinary or emergency purposes, but not to increase portfolio income (the total of reverse repurchase agreements and such borrowings will not exceed 33 1/3% of its total assets, and the Fund will not purchase additional securities when its borrowings, less proceeds receivable from sales of portfolio securities, exceed 5% of its total assets) and (b) enter into transactions in options, futures and options on futures;

(5) invest in a security if 25% or more of its total assets (taken at market value at the time of a particular purchase) would be invested in the securities of issuers in any particular industry, except that this restriction does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities; or

5

(6) issue any senior security except to the extent permitted under the 1940 Act.

(7) invest in securities of other investment companies, except as they may be acquired as part of a merger, consolidation or acquisition of assets, and except that during any period in which the Balanced Fund operates as a “fund of funds” in accordance with the Prospectus and applicable law, the Balanced Fund may purchase without limit shares of the Equity Fund, the Income Fund, and any other mutual fund currently existing or hereafter created whose investment adviser is the Balanced Fund’s adviser or an affiliate thereof, or the respective successors in interest of any such mutual fund or adviser.

Dollar rolls are not considered borrowing and therefore are not subject to investment restriction 4 above.

The Small Cap Growth Fund, International Equity Fund and Socially Responsible Fund are also subject to the following non-fundamental restrictions and policies, which may be changed by the Board of Trustees. Each Fund may not:

(1) invest in companies for the purpose of exercising control or management;

(2) purchase, except for securities acquired as part of a merger, consolidation or acquisition of assets, more than 3% of the stock of another investment company or purchase stock of other investment companies equal to more than 5% of the Fund’s total assets (valued at time of purchase) in the case of any one other investment company and 10% of such assets (valued at time of purchase) in the case of all other investment companies in the aggregate;

(3) mortgage, pledge or hypothecate its assets, except as may be necessary in connection with permitted borrowings or in connection with options, futures and options on futures;

(4) purchase securities on margin (except for use of short-term credits as are necessary for the clearance of transactions), or sell securities short unless

(i) the Fund owns or has the right to obtain securities equivalent in kind and amount to those sold short at no added cost or (ii) the securities sold are “when issued” or “when distributed” securities which the Fund expects to receive in a recapitalization, reorganization or other exchange for securities the Fund contemporaneously owns or has the right to obtain and provided that transactions in options, futures and options on futures are not treated as short sales;

(5) invest more than 15% of its net assets (taken at market value at the time of a particular investment) in illiquid securities, including repurchase agreements maturing in more than seven days; and

(6) hedge by purchasing put and call options, futures contracts or derivative instruments on securities, in an aggregate amount equivalent to more than 10% of its total assets.

For the Balanced Fund and Income Fund, the Board has adopted guidelines regarding investment in derivatives (such as CMOs), which among other things, establish certain minimum criteria for the types of derivative securities that may be purchased. Under such guidelines, fixed income derivatives purchased for the Funds must have low to moderate volatility and must perform consistently across a wide range of interest rate scenarios. They also must exhibit little excess interest rate risk relative to Treasuries of comparable duration.

The Target Maturity Funds are also subject to the following non-fundamental restrictions and policies, which may be changed by the Board of Trustees. Each Target Maturity Fund may not:

(1) invest in companies for the purpose of exercising control or management;

(2) mortgage, pledge or hypothecate its assets, except as may be necessary in connection with permitted borrowings or in connection with options, futures and options on futures;

(3) purchase securities on margin (except for use of short-term credits as are necessary for the clearance of transactions), or sell securities short unless

(i) the Fund owns or has the right to obtain securities equivalent in kind and amount to those sold short at no added cost or (ii) the securities sold are “when issued” or ‘when distributed” securities which the Fund expects to receive in a recapitalization, reorganization or other exchange for securities the Fund contemporaneously owns or has the right to obtain and provided that transactions in options, futures and options on futures are not treated as short sales;

(4) invest more than 15% of its net assets (taken at market value at the time of a particular investment) in illiquid securities, including repurchase agreements maturing in more than seven days; and

(5) hedge by purchasing put and call options, futures contracts or derivative instruments on securities, in an aggregate amount equivalent to more than 10% of its total assets.

6

(6) invest in securities of other investment companies, except as they may be acquired as part of a merger, consolidation or acquisition of assets, and except that during any period in which the Target Maturity Funds operate as a “fund of funds” in accordance with the Prospectus and applicable law, the Target Maturity Funds may purchase without limit shares of the Equity Fund, the Income Fund, the Short-Term Investment Fund, the Small Cap Growth Fund, the International Equity Fund, the Socially Responsible Fund and any other mutual fund currently existing or hereafter created whose investment adviser is the Target Maturity Funds’ adviser or an affiliate thereof, or the respective successors in interest of any such mutual fund or adviser.

The Equity Fund, Income Fund, Small Cap Growth Fund and International Equity Fund are also subject to the following non-fundamental investment policies, which may be changed by the Board of Trustees.

The Equity Fund will invest, under normal circumstances, at least 80% of net assets (plus the amount of any borrowings for investment purposes) in equity securities.

The Income Fund will invest, under normal circumstances, at least 80% of net assets (plus the amount of any borrowings for investment purposes) in fixed income securities.

The Small Cap Growth Fund will invest, under normal circumstances, at least 80% of net assets (plus the amount of any borrowings for investment purposes) in securities of small cap companies.

The International Equity Fund will invest, under normal circumstances, at least 80% of net assets (plus the amount of any borrowings for investment purposes) in equity securities.

Shareholders of a Fund will be provided with at least 60 days prior notice of any change in the 80% investment policy of the Fund.

DESCRIPTION OF SECURITIES AND RISKS

This section should be read in conjunction with each Fund’s description in the prospectus and each Fund’s fundamental and non-fundamental investment policies. Because the Balanced Fund invests in shares of the Equity Fund and Income Fund, the Balanced Fund indirectly invests in the same investments as listed for the Equity Fund and Income Fund. Because the Target Maturity Funds invest in shares of the Underlying Funds, the Target Maturity Funds indirectly invest in the same investments as listed for the Underlying Funds.

REPURCHASE AGREEMENTS. Each Fund may invest in repurchase agreements. The Equity Fund, Income Fund and Short-Term Investment Fund will not enter into repurchase agreements if, as a result, more than 10% of the Fund’s total assets would be subject to repurchase agreements maturing in more than seven days. Repurchase agreements are agreements under which a Fund acquires ownership of an obligation (debt instrument or time deposit) and the seller agrees, at the time of the sale, to repurchase the obligation at a mutually agreed upon time and price, thereby determining the yield during the purchaser’s holding period. This results in a fixed rate of return insulated from market fluctuations during such period. If the seller of a repurchase agreement fails to repurchase this obligation in accordance with the terms of the agreement, the investing Fund will incur a loss to the extent that the proceeds on the sale are less than the repurchase price. Repurchase agreements usually involve U.S. government or federal agency securities and, as utilized by the Funds, include only those securities in which the Funds may otherwise invest. Repurchase agreements are for short periods, most often less than 30 days and usually less than one week. The Funds intend to enter into repurchase agreements only with domestic commercial and savings banks and savings and loan associations with total assets of at least one billion dollars, or with primary dealers in U.S. government securities. In addition, the Funds will not enter into repurchase agreements unless (a) the agreement specifies that the securities purchased, and interest accrued thereon, will have an aggregate value in excess of the price paid and (b) the Funds take delivery of the underlying instruments pending repurchase. In entering into a repurchase agreement, a Fund is exposed to the risk that the other party to the agreement may be unable to keep its commitment to repurchase. In that event, a Fund may incur disposition costs in connection with liquidating the collateral (i.e., the underlying security). Moreover, if bankruptcy proceedings are commenced with respect to the selling party, receipt of the value of the collateral may be delayed or substantially limited and a loss may be incurred if the collateral securing the repurchase agreement declines in value during the bankruptcy proceedings. The Funds believe that these risks are not material inasmuch as a Fund will evaluate the creditworthiness of all entities with which it proposes to enter into repurchase agreements, and will seek to assure that each such arrangement is adequately collateralized.

LENDING PORTFOLIO SECURITIES. The Small Cap Growth Fund, Equity Fund, Income Fund, International Equity Fund and Socially Responsible Fund may seek additional income by lending securities on a short-term basis to banks, brokers and dealers. A Fund may return a portion of the income earned to the borrower or a third party which is unaffiliated with the Trust and acting as a “placing broker.”

7

The Securities and Exchange Commission (“SEC”) currently requires that the following lending conditions must be met: (1) the Fund must receive from the borrower collateral (cash, U.S. government securities or irrevocable bank letters of credit) equal to at least 100% of the market value of the loaned securities; (2) the borrower must increase the collateral if the market value of the loaned securities rises above the level of the collateral; (3) the Fund must be able to terminate the loan at any time; (4) the Fund must receive a reasonable return on the loan, as well as any dividends, interest or other distributions payable on the loaned securities, and any increase in market value; (5) the Fund may pay only reasonable custodian fees in connection with the loan; (6) while voting rights on the loaned securities may pass to the borrower, the Trust’s Board of Trustees must be able to terminate the loan and regain the right to vote the securities if a material event adversely affecting the investment occurs; and (7) at the time of making a loan, no more than one-third of the Fund’s total assets (including the value of the loan collateral) may be on loan.

Even though loans of portfolio securities are collateralized, a risk of loss of the loaned securities exists if an institution that borrows securities from a Fund fails to return the securities and access to the collateral is prevented or delayed.

REVERSE REPURCHASE AGREEMENTS AND OTHER BORROWINGS. Each Fund is authorized to borrow money and may invest in reverse repurchase agreements. If the securities held by a Fund should decline in value while borrowings are outstanding, the net asset value of the Fund’s outstanding shares will decline in value by proportionately more than the decline in value suffered by the Fund’s securities. Each Fund may borrow through reverse repurchase agreements under which a Fund sells portfolio securities to financial institutions such as banks and broker-dealers and agrees to repurchase them at a particular date and price. Reverse repurchase agreements involve the sale of money market securities held by a Fund, with an agreement to repurchase the securities at an agreed upon price, date and interest payment. If it employs reverse repurchase agreements, a Fund will use the proceeds to purchase other money market securities and instruments eligible for purchase by that Fund either maturing, or under an agreement to resell, at a date simultaneous with or prior to the expiration of the reverse repurchase agreement. At the time it enters into a reverse repurchase agreement, a Fund will segregate cash, U.S. government or other appropriate liquid high-grade debt securities having a value at least equal to the repurchase price. A Fund will generally utilize reverse repurchase agreements when the interest income to be earned from the investment of the proceeds of the transactions is greater than the interest expense incurred as a result of the reverse repurchase transactions. Reverse repurchase agreements involve the risk that the market value of securities purchased by the Fund with the proceeds of the transaction may decline below the repurchase price of the securities that the Fund is obligated to repurchase. As a matter of operating policy, the aggregate amount of illiquid repurchase and reverse repurchase agreements will not exceed 10% of any of the Funds’ total net assets at the time of initiation. For the Small Cap Growth Fund, International Equity Fund and Socially Responsible Fund, reverse repurchase agreements, together with any other borrowings, will not exceed, in the aggregate, 33 1/3% of the value of their total assets. In addition, whenever borrowings exceed 5% of a Fund’s total assets, these Funds will not make any additional investments. For the Equity Fund, Balanced Fund, Income Fund and Short-Term Investment Fund, reverse repurchase agreements, together with other borrowings, will not exceed 15% of a Fund’s total assets taken at market value. If the asset coverage for such borrowings falls below 300%, these Funds will reduce, within three days, the amount of its borrowings to provide for 300% asset coverage. The Equity Fund, Balanced Fund, Income Fund and Short-Term Investment Fund will repay all borrowings before making additional investments.

HIGH-YIELD (HIGH-RISK) SECURITIES. To the extent the Income Fund can invest in high-yield (high-risk) securities, the following sections are applicable. High-yield (high-risk) securities (hereinafter referred to as “lower-quality securities”) include (i) bonds rated as low as “C” by Moody’s, S&P or by Fitch Ratings Ltd. (“Fitch”); (ii) commercial paper rated as low as “C” by S&P, “Not Prime” by Moody’s, or “Fitch 4” by Fitch; and (iii) unrated debt obligations of comparable quality. Lower-quality securities, while generally offering higher yields than investment grade securities with similar maturities, involve greater risks, including the possibility of default or bankruptcy. They are regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. The special risk considerations in connection with investments in these securities are discussed below.

EFFECT OF INTEREST RATES AND ECONOMIC CHANGES. Interest-bearing securities typically experience appreciation when interest rates decline and depreciation when interest rates rise. The market values of lower-quality and comparable unrated securities tend to reflect individual corporate developments to a greater extent than do higher-rated securities, which react primarily to fluctuations in the general level of interest rates. Lower-quality and comparable unrated securities also tend to be more sensitive to economic conditions than are higher-rated securities. As a result, they generally involve more credit risks than securities in the higher-rated categories. During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of lower-quality and comparable unrated securities may experience financial stress and may not have sufficient funds to meet their payment obligations. The issuer’s ability to service its debt obligations may also be adversely affected by specific corporate developments, the issuer’s inability to meet specific projected business forecasts or the unavailability of additional financing. The risk of loss due to default by an issuer of these securities is significantly greater than by issuers of higher-rated securities because such securities are generally unsecured and are often subordinated to other creditors. Further, if the issuer of a lower-quality or comparable unrated security defaulted, a fund might incur additional expenses to seek recovery. Periods of economic uncertainty and changes would also generally result in increased volatility in the market prices of these securities and thus in a fund’s net asset value.

8

As previously stated, the value of a lower-quality or comparable unrated security will generally decrease in a rising interest rate market, and accordingly, so will a fund’s net asset value. If a fund experiences unexpected net redemptions in such a market, it may be forced to liquidate a portion of its portfolio securities without regard to their investment merits. Due to the limited liquidity of lower-quality and comparable unrated securities in the marketplace (discussed below in “Liquidity and Valuation”), a fund may be forced to liquidate these securities at a substantial discount. Any such liquidation would force a fund to sell the more liquid portion of its portfolio.

PAYMENT EXPECTATIONS. Lower-quality and comparable unrated securities typically contain redemption, call or prepayment provisions which permit the issuer of such securities containing such provisions to, at its discretion, redeem the securities. During periods of falling interest rates, issuers of these securities are likely to redeem or prepay the securities and refinance them with debt securities with a lower interest rate. To the extent an issuer is able to refinance the securities, or otherwise redeem them, a fund may have to replace the securities with a lower-yielding security, which would result in a lower return for a fund.

CREDIT RATINGS. Credit ratings issued by credit rating agencies are designed to evaluate the safety of principal and interest payments of rated securities. They do not, however, evaluate the market value risk of lower-quality securities and, therefore, may not fully reflect the true risks of an investment. In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the condition of the issuer that affect the market value of the security. Consequently, credit ratings are used only as a preliminary indicator of investment quality. Investments in lower-quality and comparable unrated obligations will be more dependent on the subadvisers’ credit analysis than would be the case with investments in investment-grade debt obligations. The subadvisers employ their own credit research and analysis, which includes a study of existing debt, capital structure, ability to service debt and to pay dividends, the issuer’s sensitivity to economic conditions, its operating history and the current trend of earnings. The subadvisers continually monitor the investments in the Income Fund’s portfolio and carefully evaluate whether to dispose of or to retain lower-quality and comparable unrated securities whose credit ratings or credit quality may have changed.

LIQUIDITY AND VALUATION. A fund may have difficulty disposing of certain lower-quality and comparable unrated securities because there may be a thin trading market for such securities. Because not all dealers maintain markets in all lower-quality and comparable unrated securities, there is no established retail secondary market for many of these securities. The Income Fund anticipates that such securities could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market does exist, it is generally not as liquid as the secondary market for higher-rated securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. As a result, a fund’s net asset value and ability to dispose of particular securities, when necessary to meet a fund’s liquidity needs or in response to a specific economic event, may be impacted. The lack of a liquid secondary market for certain securities may also make it more difficult for a fund to obtain accurate market quotations for purposes of valuing the Fund’s portfolio. Market quotations are generally available on many lower-quality and comparable unrated issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. During periods of thin trading, the spread between bid and asked prices is likely to increase significantly. In addition, adverse publicity and investor perception, whether or not based on fundamental analysis, may decrease the values and liquidity of lower-quality and comparable unrated securities, especially in a thinly traded market.

WARRANTS. Each Fund may invest in warrants. Warrants are instruments that provide the owner with the right to purchase a specified security, usually an equity security such as common stock, at a specified price (usually representing a premium over the applicable market value of the underlying equity security at the time of the warrant’s issuance) and usually during a specified period of time. While warrants may be traded, there is often no secondary market for them. Moreover, they are usually issued by the issuer of the security to which they relate. The Funds will invest in publicly traded warrants only. Warrants do not have any inherent value. To the extent that the market value of the security that may be purchased upon exercise of the warrant rises above the exercise price, the value of the warrant will tend to rise. To the extent that the exercise price equals or exceeds the market value of such security, the warrants will have little or no market value. If warrants remain unexercised at the end of the specified exercise period, they lapse and the investing Fund’s investment in them will be lost. In view of the highly speculative nature of warrants, as a matter of operating policy, the Equity Fund, International Equity Fund, Socially Responsible Fund, Income Fund and Short-Term Investment Fund will not invest more than 5% of their respective net assets in warrants.

9

RIGHTS OFFERINGS. The Equity Fund, International Equity Fund and Small Cap Growth Fund may participate in rights offerings, which are privileges issued by corporations enabling the owners to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time.  Subscription rights normally have a short life span to expiration.  The purchase of rights involves the risk that a Fund could lose the purchase value of a right if the right to subscribe to additional shares is not exercised prior to the rights’ expiration.  Also, the purchase of rights involves the risk that the effective price paid for the right added to the subscription price of the related security may exceed the value of the subscribed security’s market price such as when there is no movement in the level of the underlying security.

CONVERTIBLE PREFERRED STOCKS AND DEBT SECURITIES. The Equity Fund, International Equity Fund, Socially Responsible Fund, Income Fund and Short-Term Investment Fund may invest in convertible preferred stock and debt securities. Certain preferred stocks and debt securities include conversion features allowing the holder to convert securities into another specified security (usually common stock) of the same issuer at a specified conversion ratio (e.g., two shares of preferred for one share of common stock) at some specified future date or period. The market value of convertible securities generally includes a premium that reflects the conversion right. That premium may be negligible or substantial. To the extent that any preferred stock or debt security remains unconverted after the expiration of the conversion period, the market value will fall to the extent represented by that premium.

PREFERRED EQUITY REDEMPTION CUMULATIVE STOCK. The Equity Fund, International Equity Fund, Socially Responsible Fund, Income Fund and Short-Term Investment Fund may invest in preferred equity redemption cumulative stock. Preferred Equity Redemption Cumulative Stock (“PERCS”) is a form of convertible preferred stock which automatically converts into shares of common stock on a predetermined conversion date. PERCS pays a fixed annual dividend rate which is higher than the annual dividend rate of the issuing company’s common stock. However, the terms of PERCS limit an investor’s ability to participate in the appreciation of the common stock (usually capped at approximately 40%). Predetermined redemption dates and prices set by the company upon the issuance of the securities provide the mechanism for limiting the price appreciation of PERCS.

ADJUSTABLE RATE MORTGAGE SECURITIES. The Equity Fund, International Equity Fund, Socially Responsible Fund, Income Fund and Short-Term Investment Fund may invest in adjustable rate mortgage securities. Adjustable rate mortgage securities (“ARMs”) are pass-through mortgage securities collateralized by mortgages with adjustable rather than fixed rates. ARMs eligible for inclusion in a mortgage pool generally provide for a fixed initial mortgage interest rate for either the first three, six, twelve, thirteen, thirty-six or sixty scheduled monthly payments. Thereafter, the interest rates are subject to periodic adjustment based on changes to a designated benchmark index. ARMs contain maximum and minimum rates beyond which the mortgage interest rate may not vary over the lifetime of the security. In addition, certain ARMs provide for limitations on the maximum amount by which the mortgage interest rate may adjust for any single adjustment period. Alternatively, certain ARMs contain limitations on changes in the required monthly payment. In the event that a monthly payment is not sufficient to pay the interest accruing on an ARM, any such excess interest is added to the principal balance of the mortgage loan, which is repaid through future monthly payments. If the monthly payment for such an instrument exceeds the sum of the interest accrued at the applicable mortgage interest rate and the principal payment required at such point to amortize the outstanding principal balance over the remaining term of the loan, the excess is utilized to reduce the then-outstanding principal balance of the ARM.

TYPES OF CREDIT ENHANCEMENT. Mortgage-backed securities and asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, these securities may contain elements of credit support which fall into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to seek to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting from default seeks to ensure ultimate payment of the obligations on at least a portion of the assets in the pool. This protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquencies or losses in excess of those anticipated could adversely affect the return on an investment in a security. A Fund will not pay any additional fees for credit support, although the existence of credit support may increase the price of a security.

FOREIGN SECURITIES. The Income Fund and International Equity Fund may invest in foreign securities. Investors should recognize that investing in foreign securities involves certain special considerations, including those set forth below, which are not typically associated with investing in U.S. securities and which may favorably or unfavorably affect a fund’s performance. As foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic companies, there may be less publicly available information about a foreign company than about a domestic company. Many foreign securities markets, while growing in volume of trading activity, have substantially less volume than the U.S. market, and securities of some foreign issuers are less liquid and more volatile than securities of domestic issuers. Similarly, volume and liquidity in most foreign bond markets is less than in the U.S. and, at times, volatility of prices can be greater than in the U.S. Fixed commissions on some foreign securities exchanges and bid-to-asked spreads in foreign bond markets are generally higher than commissions or bid-to-asked spreads on U.S. markets, although a fund will endeavor to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of securities exchanges, brokers and listed companies than in the U.S. It may be more difficult for a fund’s agents to keep currently informed about corporate actions which may affect the prices of portfolio securities. Communications between the U.S. and foreign countries may be less reliable than within the U.S., thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. Payment for securities without delivery may be required in certain foreign markets. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability or diplomatic developments which could affect U.S. investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. The management of the Funds seeks to mitigate the risks associated with the foregoing considerations through continuous professional management.

10

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. The Small Cap Growth Fund, Income Fund and International Equity Fund may invest in foreign currencies. The Income Fund may enter into forward foreign currency exchange contracts to the extent of 15% of the value of its total assets for hedging purposes. Forward foreign currency exchange contracts involve an obligation to purchase or sell a specified currency at a future date at a price set at the time of the contract. Forward currency contracts do not eliminate fluctuations in the values of fund securities but rather allow a fund to establish a rate of exchange for a future point in time. A fund may use forward foreign currency exchange contracts to hedge against movements in the value of foreign currencies (including the “Euro” used by certain European Countries) relative to the U.S. dollar in connection with specific fund transactions or with respect to fund positions.

The Small Cap Growth Fund may enter into forward foreign currency exchange contracts when deemed advisable by its subadvisers under two circumstances. First, when entering into a contract for the purchase or sale of a security, the Fund may enter into a forward foreign currency exchange contract for the amount of the purchase or sale price to protect against variations, between the date the security is purchased or sold and the date on which payment is made or received, in the value of the foreign currency relative to the U.S. dollar or other foreign currency. Second, when the Fund’s adviser or a subadviser anticipates that a particular foreign currency may decline relative to the U.S. dollar or other leading currencies, in order to reduce risk, the Fund may enter into a forward contract to sell, for a fixed amount, the amount of foreign currency approximating the value of some or all of the Fund’s securities denominated in such foreign currency. With respect to any forward foreign currency contract, it will not generally be possible to match precisely the amount covered by that contract and the value of the securities involved due to the changes in the values of such securities resulting from market movements between the date the forward contract is entered into and the date it matures. In addition, while forward contracts may offer protection from losses resulting from declines in the value of a particular foreign currency, they also limit potential gains which might result from increases in the value of such currency. The Fund will also incur costs in connection with forward foreign currency exchange contracts and conversions of foreign currencies and U.S. dollars. The Small Cap Growth Fund may also engage in proxy hedging transactions to reduce the effect of currency fluctuations on the value of existing or anticipated holdings of Fund securities. Proxy hedging is often used when the currency to which the Fund is exposed is difficult to hedge or to hedge against the dollar. Proxy hedging entails entering into a forward contract to sell a currency whose changes in value are generally considered to be linked to a currency or currencies in which some or all of the Fund’s securities are, or are expected to be, denominated, and to buy U.S. dollars. Proxy hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to the Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. In addition, there is the risk that the perceived linkage between various currencies may not be present or may not be present during the particular time that the Fund is engaging in proxy hedging. The Fund may also cross hedge currencies by entering into forward contracts to sell one or more currencies that are expected to decline in value relative to other currencies to which the Fund has or in which the Fund expects to have Fund exposure. In general, currency transactions are subject to risks different from those of other Fund transactions, and can result in greater losses to the Fund than would otherwise be incurred, even when the currency transactions are used for hedging purposes. Because investments in foreign securities usually will involve currencies of foreign countries and to the extent a Fund may hold foreign currencies and forward contracts, futures contracts and options on foreign currencies and foreign currency futures contracts, the value of the assets of such Fund as measured in dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the Fund may incur costs in connection with conversions between various currencies. Although each Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. It will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the “spread”) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate or exchange should the Fund desire to resell that currency to the dealer. The Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into options or forward or futures contracts to purchase or sell foreign currencies.

11

A separate account of the Small Cap Growth Fund consisting of liquid assets equal to the amount of the Fund’s assets that could be required to consummate forward contracts entered into under the second circumstances, as set forth above, will be established with the Fund’s custodian. For the purpose of determining the adequacy of the securities in the account, the deposited securities will be valued at market or fair value. If the market or fair value of such securities declines, additional cash or securities will be placed in the account daily so that the value of the account will equal the amount of such commitments by the Fund.

DOLLAR ROLL TRANSACTIONS. The Income Fund may engage in dollar roll transactions, which consist of the sale by the Fund to a bank or broker/dealer (the “counterparty”) of the Government National Mortgage Association (“GNMA”) certificates or other mortgage-backed securities together with a commitment to purchase from the counterparty similar, but not identical, securities at a future date, at the same price. The counterparty receives all principal and interest payments, including prepayments, made on the security while it is the holder. The Fund receives a fee from the counterparty as consideration for entering into a commitment to purchase. Dollar rolls may be renewed over a period of several months with a different purchase and repurchase price fixed and a cash settlement made at each renewal without physical delivery of securities. Moreover, the transaction may be preceded by a firm commitment agreement pursuant to which the Fund agrees to buy a security on a future date. The security sold by the Fund that is subject to repurchase at such future date may not be an existing security in the Fund’s holdings. As part of a dollar roll transaction, this is not considered to be a short sale event.

The Fund will segregate cash, U.S. government securities or other liquid assets in an amount sufficient to meet its purchase obligations under the transaction. The Fund will also maintain asset coverage of at least 300% for all outstanding firm commitments, dollar rolls and other borrowings.

Dollar rolls may be treated for purposes of the 1940 Act, as borrowings of the Fund because they involve the sale of a security coupled with an agreement to repurchase. A dollar roll involves costs to the Fund. For example, while the Fund receives a fee as consideration for agreeing to repurchase the security, the Fund forgoes the right to receive all principal and interest payments while the counterparty holds the security. These payments to the counterparty may exceed the fee received by the Fund, thereby effectively charging the Fund interest on its borrowing. Further, although the Fund can estimate the amount of expected principal prepayment over the term of the dollar roll, a variation in the actual amount of prepayment could increase or decrease the cost of the Fund’s borrowing.

The entry into dollar rolls involves potential risks of loss that are different from those related to the securities underlying the transactions. For example, if the counterparty becomes insolvent, the Fund’s right to purchase from the counterparty might be restricted. Additionally, the value of such securities may change adversely before the Fund is able to purchase them. Similarly, the Fund may be required to purchase securities in connection with a dollar roll at a higher price than may otherwise be available on the open market. Since, as noted above, the counterparty is required to deliver a similar, but not identical security to the Fund, the security that is required to buy under the dollar roll may be worth less than an identical security. Finally, there can be no assurance that the Fund’s use of the cash that it receives from a dollar roll will provide a return that exceeds borrowing costs.

STRATEGIC TRANSACTIONS AND DERIVATIVES. The Income Fund, International Equity Fund and Socially Responsible Fund may, but are not required to, utilize various other investment strategies as described below to hedge various market risks (such as interest rates and broad or specific equity or fixed-income market movements), to manage the effective maturity or duration of fixed-income securities in such Fund’s portfolio or to enhance potential gain. These strategies may be executed through the use of derivative contracts. Such strategies are generally accepted as a part of modern portfolio management and are regularly utilized by many mutual funds and other institutional investors. Techniques and instruments may change over time as new instruments and strategies are developed or regulatory changes occur.

In the course of pursuing these investment strategies, the Funds may purchase and sell exchange-listed and over-the-counter put and call options on securities, equity and fixed-income indices and other financial instruments, purchase and sell financial futures contracts and options thereon; enter into various interest rate transactions such as swaps, caps, floors or collars; and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currencies or currency futures (collectively, all the above are called “Strategic Transactions”). Strategic Transactions may be used without limit to attempt to protect against possible changes in the market value of securities held in or to be purchased for the Fund’s unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of fixed-income securities in a Fund’s portfolio or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities. Some Strategic Transactions may also be used to enhance potential gain although no more than 5% of a Fund’s assets will be committed to Strategic Transactions entered into for non-hedging purposes. Any or all of these investment techniques may be used at any time and in any combination, and there is no particular strategy that dictates the use of one technique rather than another, as use of any Strategic Transaction is a function of numerous variables including market conditions. The ability of a Fund to utilize these Strategic Transactions successfully will depend on the subadviser’s ability to predict pertinent market movements, which cannot be assured. The Fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. Strategic Transactions involving financial futures and options thereon will be purchased, sold or entered into only for bona fide hedging, risk management or portfolio management purposes and not for speculative purposes.

12

Strategic Transactions, including derivative contracts, have risks associated with them, including possible default by the other party to the transaction, illiquidity and, to the extent the subadviser’s view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. Use of put and call options may result in losses to a Fund, force the sale or purchase of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, limit the amount of appreciation a Fund can realize on its investments or cause the Fund to hold a security it might otherwise sell. The use of currency transactions can result in a Fund incurring losses as a result of a number of factors including the imposition of exchange controls, suspension of settlements or the inability to deliver or receive a specified currency. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of a Fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of the Fund’s position. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, a Fund might not be able to close out a transaction without incurring substantial losses, if at all. Although the use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would reduce net asset value, and possibly income, and such losses can be greater than if the Strategic Transactions had not been utilized.

GENERAL CHARACTERISTICS OF OPTIONS. To the extent consistent with their respective investment objectives, the Income Fund, Small Cap Growth Fund, International Equity Fund and Socially Responsible Fund may invest in options. Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instruments on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Strategic Transactions involving options require segregation of Fund assets in special accounts.

A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index, currency or other instrument at the exercise price. For instance, a Fund’s purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving the Fund the right to sell such instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. A Fund’s purchase of a call option on a security, financial future, index, currency or other instrument might be intended to protect the Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. An American-style put or call option may be exercised at any time during the option period thereto. A Fund is authorized to purchase and sell exchange-listed options and over-the-counter options (“OTC options”). Exchange-listed options are issued by a regulated intermediary such as the Options Clearing Corporation (“OCC”), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as an example, but is also applicable to other financial intermediaries.

With certain exceptions, OCC issued and exchange listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options and Eurodollar instruments are cash settled for the net amount, if any, by which the option is “in-the-money” (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the underlying instrument.

13

A Fund’s ability to close out its position as a purchaser or seller of an OCC or exchange listed put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options for a particular class or series of options, in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

OTC options are purchased from or sold to securities dealers, financial institutions or other parties (“Counterparties”) through direct bilateral agreement with the Counterparty. In contracts to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. A Fund will only sell OTC options (other than OTC currency options) that are subject to a buy-back provision permitting the Fund to require the Counterparty to sell the option back to the Fund at a formula price within seven days. The Funds expect generally to enter into OTC options that have cash settlement provisions, although they are not required to do so.

Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with a Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the subadviser must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty’s credit to determine the likelihood that the terms of the OTC option will be satisfied. A Fund will engage in OTC option transactions only with U.S. Government securities dealers recognized by the Federal Reserve Bank of New York as “primary dealers” or broker/dealers, domestic or foreign banks or other financial institutions which have received (or the guarantors of the obligation of which have received) a short-term credit rating of A-1 from S&P or P-1 from Moody’s or an equivalent rating from any nationally recognized statistical rating organization (“NRSRO”) or, in the case of OTC currency transactions, are determined to be of equivalent credit quality by the subadviser. The staff of the SEC currently takes the position that OTC options purchased by a Fund, and portfolio securities “covering” the amount of a Fund’s obligation pursuant to an OTC option sold by it (the cost of the sell-back plus the in-the-money amount, if any), are illiquid, and are subject to the Fund’s limitation on investing no more than 15% of its net assets in illiquid securities.

If a Fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio, or will increase the Fund’s income. The sale of put options can also provide income. The Funds may purchase and sell call options on securities including U.S. Treasury and agency securities, mortgage-backed securities, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments that are traded on U.S. and foreign securities exchanges and in the over-the-counter markets, and on securities indices, currencies and futures contracts. All calls sold by a Fund must be “covered” (i.e., the Fund must own the securities or futures contract subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding. Even though a Fund will receive the option premium to help protect it against loss, a call sold by the Fund exposes the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Fund to hold a security or instrument which it might otherwise have sold.

The Funds may purchase and sell put options on securities including U.S. Treasury and agency securities, mortgage-backed securities, foreign sovereign debt, corporate debt securities (including convertible securities) and Eurodollar instruments (whether or not they hold the above securities in their portfolios), and on securities indices, currencies and futures contracts other than futures on individual corporate debt and individual equity securities. The Funds will not sell put options if, as a result, more than 50% of a Fund’s assets would be required to be segregated to cover its potential obligations under such put options other than those with respect to futures and options thereon. In selling put options, there is a risk that the Fund may be required to buy the underlying security at a disadvantageous price above the market price.

14

When a Fund purchases a put option, the premium paid by it is recorded as an asset of the Fund. When a Fund writes an option, an amount equal to the net premium (the premium less the commission) received by the Fund is included in the liability section of the Fund’s statement of assets and liabilities as a deferred credit. The amount of this asset or deferred credit will be subsequently marked to market to reflect the current value of the option purchased or written. The current value of the traded option is the last sale price or, in the absence of sale, the mean between the last bid and asked price. If an option purchased by a Fund expires unexercised, the Fund realizes a loss equal to the premium paid. If a Fund enters into a closing sale transaction on an option purchased by it, the Fund will realize a gain if the premium received by the Fund on the closing transaction is more than the premium paid to purchase the option, or a loss if it is less. If an option written by a Fund expires on the stipulated expiration date or if a Fund enters into a closing purchase transaction, it will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold) and the deferred credit related to such option will be eliminated. If an option written by a Fund is exercised, the proceeds of the sale will be increased by the net premium originally received and the Fund will realize a gain or loss.

There are several risks associated with transactions in options on securities and indexes. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. In addition, a liquid secondary market for particular options, whether traded over-the-counter or on a national securities exchange (“Exchange”), may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an Exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; unusual or unforeseen circumstances may interrupt normal operations on an Exchange; the facilities of an Exchange or the OCC may not at all times be adequate to handle current trading volume; or one or more Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the OCC as a result of trades on that Exchange would continue to be exercisable in accordance with their terms.

GENERAL CHARACTERISTICS OF FUTURES. To the extent consistent with their respective investment objectives, the Equity Fund, Income Fund, Small Cap Growth Fund, International Equity Fund and Socially Responsible Fund may enter into financial futures contracts or purchase or sell put and call options on such futures as a hedge against anticipated interest rate, currency or equity market changes, for duration management and for risk management purposes. Futures are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below.

The sale of a futures contract creates a firm obligation by a fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurodollar instruments, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such position.

The Funds’ use of financial futures and options thereon will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the Commodity Futures Trading Commission and will be entered into only for bona fide hedging, risk management (including duration management) or other portfolio management purposes. Typically, maintaining a futures contract or selling an option thereon requires a Fund to deposit with a financial intermediary as security for its obligations an amount of cash or other specified assets (initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the mark-to-market value of the contract fluctuates. The purchase of an option on financial futures involves payment of a premium for the option without any further obligation on the part of the Funds. If a Fund exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction, but there can be no assurance that the position can be offset prior to settlement at an advantageous price, nor that delivery will occur.

The Trust has filed a notice of eligibility of exclusion from the definition of the term “commodity pool operator” with the Commodity Futures Trading Commission and the National Futures Association, which regulate trading in the futures markets.  The segregation requirements with respect to futures contracts and options thereon are described below.

OPTIONS ON SECURITIES INDICES AND OTHER FINANCIAL INDICES. The Funds also may purchase and sell call and put options on securities indices and other financial indices and in so doing can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement, i.e., an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments making up the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

15

CURRENCY TRANSACTIONS. The Funds may engage in currency transactions with Counterparties in order to hedge the value of portfolio holdings denominated in particular currencies against fluctuations in relative value. Currency transactions include forward currency contracts, exchange listed currency futures, exchange listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is described below. The Funds may enter into currency transactions with Counterparties which have received (or the guarantors of the obligations which have received) a credit rating of A-1 or P-1 by S&P or Moody’s, respectively, or that have an equivalent rating from an NRSRO or are determined to be of equivalent credit quality by the adviser.

The Funds’ dealings in forward currency contracts and other currency transactions such as futures, options, options on futures and swaps will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of a Fund, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. Position hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency.

The Funds will not enter into a transaction to hedge currency exposure to an extent greater, after all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or currently convertible into such currency, other than with respect to proxy hedging or cross-hedging as described below.

The Funds may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which a Fund has or in which a Fund expects to have portfolio exposure.

To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, the Funds may also engage in proxy hedging. Proxy hedging is often used when the currency to which a Fund’s portfolio is exposed is difficult to hedge or to hedge against the dollar. Proxy hedging entails entering into a commitment or option to sell a currency whose changes in value are generally considered to be correlated to a currency or currencies in which some or all of a Fund’s portfolio securities are or are expected to be denominated, in exchange for U.S. dollars. The amount of the commitment or option would not exceed the value of a Fund’s securities denominated in correlated currencies. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to a Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, there is the risk that the perceived correlation between various currencies may not be present, or may not be present during the particular time that a Fund is engaging in proxy hedging. If a Fund enters into a currency hedging transaction, the Fund will comply with the asset segregation requirements described below.

RISKS OF CURRENCY TRANSACTIONS. Currency transactions are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages and manipulations or exchange restrictions imposed by governments. These can result in losses to a Fund if it is unable to deliver or receive currency or funds in settlement of obligations, and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of currency futures contracts for the purchase of most currencies must occur at a bank based in the issuing nation. The ability to establish and close out positions on options on currency futures is subject to the maintenance of a liquid market which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country’s economy.

COMBINED TRANSACTIONS. The Funds may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts) and multiple interest rate transactions and any combination of futures, options, currency and interest rate transactions (“component” transactions), instead of a single Strategic Transaction, as part of a single or combined strategy when, in the opinion of a subadviser, it is in the best interests of a Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the subadviser’s judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

16

SWAPS, CAPS, FLOORS AND COLLARS. Among the Strategic Transactions into which the Funds may enter are interest rate, currency and index swaps and the purchase or sale of related caps, floors and collars. The Funds expect to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The Funds intend to use these transactions as hedges and not as speculative investments and will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream the Fund may be obligated to pay. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on change in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specific index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

The Funds will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as these swaps, caps, floors and collars are entered into for good-faith hedging purposes, the subadviser and the Funds believe such obligations do not constitute senior securities under the 1940 Act, and, accordingly, will not treat them as being subject to the 1940 Act’s borrowing restrictions. The Funds will not enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the Counterparty, combined with any credit enhancements, is rated at least A by S&P or Moody’s or has an equivalent rating from an NRSRO or is determined to be of equivalent credit quality by the subadviser. If there is a default by the Counterparty, the Funds may have contractual remedies pursuant to the agreements related to the transaction.

EURODOLLAR INSTRUMENTS. The Funds may make investments in Eurodollar instruments. Eurodollar instruments are U.S. dollar-denominated futures contracts or options thereon which are linked to the London Interbank Offered Rate (“LIBOR”), although foreign currency-denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowing. The Funds might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed income instruments are linked.

RISKS OF STRATEGIC TRANSACTIONS OUTSIDE THE U.S. When conducted outside the U.S., Strategic Transactions may not be regulated as rigorously as in the U.S., may not involve a clearing mechanism and related guarantees and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by (i) other complex foreign, political, legal and economic factors, (ii) lesser availability than in the U.S. of data on which to make trading decisions, (iii) delays in a Fund’s ability to act upon economic events occurring in foreign markets during non-business hours in the U.S., (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the U.S. and (v) lower trading volume and liquidity.

USE OF SEGREGATED AND OTHER SPECIAL ACCOUNTS. Many Strategic Transactions, in addition to other requirements, require that a Fund segregate liquid, high-grade assets to the extent Fund obligations are not otherwise “covered” through ownership of the underlying security, financial instrument or currency. In general, either the full amount of any obligation by a Fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of cash or liquid high-grade securities at least equal to the current amount of the obligation must be segregated with the custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. For example, a call option written by a Fund will require the Fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate liquid high-grade securities sufficient to purchase and deliver the securities if the call is exercised. A call option sold by a Fund on an index will require the Fund to own portfolio securities which correlate with the index or to segregate liquid high-grade assets equal to the excess of the index value over the exercise price on a current basis. A put option written by a Fund requires the Fund to segregate liquid high-grade assets equal to the exercise price.

17

Except when the Funds enter into a forward contract for the purchase or sale of a security denominated in a particular currency, which requires no segregation, a currency contract which obligates a Fund to buy or sell currency will generally require the Fund to hold an amount of that currency or liquid securities denominated in that currency equal to the Fund’s obligations or to segregate liquid high-grade assets equal to the amount of the Fund’s obligation.

OTC options entered into by the Funds, including those on securities, currency, financial instruments or indices and OCC-issued and exchange listed index options, will generally provide for cash settlement. As a result, when a Fund sells these instruments, it will only segregate an amount of assets equal to its accrued net obligations, as there is no requirement for payment or delivery of amounts in excess of the net amount. These amounts will equal 100% of the exercise price in the case of a non-cash-settled put, the same as an OCC-guaranteed listed option sold by a Fund, or the in-the-money amount plus any sell-back formula amount in the case of a cash-settled put or call. In addition, when a Fund sells a call option on an index at a time when the in-the-money amount exceeds the exercise price, the Fund will segregate, until the option expires or is closed out, cash or cash equivalents equal in value to such excess. OCC-issued and exchange listed options sold by a Fund other than those above generally settle with physical delivery, or with an election of either physical delivery or cash settlement, and the Fund will segregate an amount of assets equal to the full value of the option. OTC options settling with physical delivery, or with an election of either physical delivery or cash settlement, will be treated the same as other options settling with physical delivery.

In the case of a futures contract or an option thereon, a Fund must deposit initial margin and possible daily variation margin in addition to segregating assets sufficient to meet its obligation to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract. Such assets may consist of cash, cash equivalents, liquid debt or equity securities or other acceptable assets.

With respect to swaps, a Fund will accrue the net amount of the excess, if any, of its obligations over its entitlements with respect to each swap on a daily basis and will segregate an amount of cash or liquid high-grade securities having a value equal to the accrued excess. Caps, floors and collars require segregation of assets with a value equal to the Fund’s net obligations, if any.

Strategic Transactions may be covered by other means when consistent with applicable regulatory policies. Each Fund may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligations in related options and Strategic Transactions. For example, a Fund could purchase a put option if the strike price of that option is the same as or higher than the strike price of a put option sold by the Fund. Moreover, instead of segregating assets if a Fund held a futures or forward contract, it could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held. Other Strategic Transactions may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction, no segregation is required, but if it terminates prior to such time, assets equal to any remaining obligation would need to be segregated.

The Funds’ activities involving Strategic Transactions may be limited by the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), for qualification as a regulated investment company. (See “Tax Matters” section).

VARIABLE AND FLOATING RATE INSTRUMENTS. The Income Fund and Small Cap Growth Fund may invest in variable and floating rate instruments. With respect to purchasable variable and floating rate instruments, the subadvisers will consider the earning power, cash flows and liquidity ratios of the issuers and guarantors of such instruments and, if the instruments are subject to a demand feature, will monitor their financial status to meet payment on demand. Such instruments may include variable amount demand notes that permit the indebtedness thereunder to vary in addition to providing for periodic adjustments in the interest rate. The absence of an active secondary market with respect to particular variable and floating rate instruments could make it difficult for a Fund to dispose of a variable or floating rate note if the issuer defaulted on its payment obligation or during periods that a Fund is not entitled to exercise its demand rights, and a Fund could, for these or other reasons, suffer a loss with respect to such instruments. In determining average-weighted Fund maturity, an instrument will be deemed to have a maturity equal to either the period remaining until the next interest rate adjustment or the time a Fund involved can recover payment of principal as specified in the instrument, depending on the type of instrument involved.

MONEY MARKET OBLIGATIONS OF DOMESTIC BANKS, FOREIGN BANKS AND FOREIGN BRANCHES OF U.S. BANKS. The Short-Term Investment Fund, Income Fund and Small Cap Growth Fund may purchase bank obligations, such as certificates of deposit, bankers’ acceptances and time deposits, including instruments issued or supported by the credit of U.S. or foreign banks or savings institutions having total assets at the time of purchase in excess of $1 billion. The assets of a bank or savings institution will be deemed to include the assets of its domestic and foreign branches for purposes of a Fund’s investment policies. Investments in short-term bank obligations may include obligations of foreign banks and domestic branches of foreign banks, and also foreign branches of domestic banks.

18

SUB-PRIME MORTGAGE EXPOSURE.  The Small Cap Growth Fund may invest in companies that may be affected by the downturn in the sub-prime mortgage lending market in the United States.  Sub-prime loans, which tend to have higher interest rates, are made to borrowers who do not qualify for prime rate loans because of their low credit ratings or other factors that suggest that they have a higher probability of defaulting.  The downturn in the sub-prime mortgage-lending  market has had, and may continue to have, a far-reaching impact on the broader securities market, especially in the sub-prime, asset-backed and other debt related securities markets.  In addition to performance issues, the reduced investor demand for sub-prime, asset-backed and other debt related securities as a result of the downturn has created liquidity and valuation issues for these securities.  The Small Cap Growth Fund’s investments related to or impacted by the downturn in the sub-prime mortgage lending market may cause the overall value of the Small Cap Growth Fund to decrease.

MORTGAGE-BACKED SECURITIES. The Small Cap Growth Fund and Income Fund may invest in mortgage-backed securities. Mortgage-backed securities represent interests in pools of mortgage loans made by lenders such as commercial banks and savings and loan institutions. Pools of mortgage loans are assembled for sale to investors by various government-related organizations. There are a number of important differences among the agencies and instrumentalities of the U.S. government that issue mortgage-backed securities and among the securities that they issue.

Mortgage-backed securities guaranteed by the GNMA include GNMA Mortgage Pass-Through Certificates (also known as “Ginnie Maes”) which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA is a wholly-owned U.S. government corporation within the Department of Housing and Urban Development. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-backed securities issued by the Federal National Mortgage Association (“FNMA”) include FNMA-guaranteed Mortgage Pass-Through Certificates (also known as “Fannie Maes”) which are solely the obligations of the FNMA, are not backed by or entitled to the full faith and credit of the United States and are supported by the right of the issuer to borrow from the Treasury. FNMA is a government-sponsored organization owned entirely by private stockholders. Fannie Maes are guaranteed as to timely payment of principal and interest by FNMA. Mortgage-backed securities issued by the Federal Home Loan Mortgage Corporation (“FHLMC”) include FHLMC Mortgage Participation Certificates (also known as “Freddie Macs” or “PCs”). FHLMC is a corporate instrumentality of the United States, created pursuant to an Act of Congress, which is owned entirely by Federal Home Loan Banks. Freddie Macs are not guaranteed by the United States or by any Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by the FHLMC. FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

Mortgage-backed securities differ from traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans generally may be prepaid at any time. Since prepayment rates vary widely, it is not possible to accurately predict the average maturity of a particular mortgage-backed pool; however, statistics published by the Federal Housing Authority indicate that the average life of mortgages with 25- to 30-year maturities (the type of mortgages backing the vast majority of mortgage-backed securities) is approximately 12 years. Mortgage-backed securities may decrease in value as a result of increases in interest rates and may benefit less than other fixed-income securities from declining interest rates because of the risk of prepayment.

COLLATERALIZED MORTGAGE OBLIGATIONS (“CMOS”) AND MULTICLASS PASS-THROUGH SECURITIES. CMOs are debt obligations collateralized by mortgage loans or mortgage pass-through securities. Typically, CMOs are collateralized by GNMA, FNMA or FHLMC Certificates, but also may be collateralized by whole loans or private mortgage pass-through securities (“Mortgage Assets”). Multiclass pass-through securities are equity interests held in a trust composed of Mortgage Assets. Payments of principal and of interest on the Mortgage Assets, and any reinvestment income thereon, provide the capital to pay debt service on the CMOs or make scheduled distributions on the multiclass pass-through securities. CMOs may be issued by agencies or instrumentalities of the U.S. government or by private originators of, or investors in, mortgage loans, including depository institutions, mortgage banks, investment banks and special purpose subsidiaries of the foregoing.

19

In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMOs is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrued on all classes of CMOs on a monthly, quarterly or semi-annual basis. The principal of and interest on the Mortgage Assets may be allocated among the several classes of a CMO series in a number of different ways. Generally, the purpose of the allocation of the cash flow of a CMO to the various classes is to obtain a more predictable cash flow to the individual class than exists with the underlying collateral of the CMO. As a general rule, the more predictable the cash flow to a particular CMO the lower the anticipated yield will be on that class at the time of issuance relative to prevailing market yields on mortgage-backed securities.

The Income Fund may invest in, among other things, parallel pay CMOs and Planned Amortization Class CMOs (“PAC Bonds”). Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO structures, must be retired by its stated maturity date or final distribution date but may be retired earlier. PAC Bonds generally require payments of a specified amount of principal on each payment date. PAC Bonds always are parallel pay CMOs with the required principal payment on such securities having the highest priority after interest has been paid to all classes.

ASSET-BACKED SECURITIES. The Small Cap Growth Fund and Income Fund may invest in asset-backed securities. Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. Through the use of trusts and special purpose corporations, various types of assets, primarily automobile and credit card receivables, are pooled and securitized. Asset-backed securities generally do not have the benefit of the same security interest in the related collateral as is the case with mortgage-backed securities. There is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, some of which may reduce the ability to obtain full payment. In the case of automobile receivables, the security interest in the underlying automobiles is often not transferred when the pool is created, with the resulting possibility that the collateral could be resold. In general, these types of loans are of shorter average life than mortgage loans and are less likely to have substantial prepayments.

In general, the collateral supporting asset-backed securities is of shorter maturity than mortgage-related securities. Like other fixed-income securities, when interest rates rise, the value of an asset-backed security generally will decline; however, when interest rates decline, the value of an asset-backed security with prepayment features may not increase as much as that of other fixed-income securities.

U.S. GOVERNMENT OBLIGATIONS. Each Fund may invest in U.S. government obligations. U.S. government obligations are direct obligations of the U.S. government and are supported by the full faith and credit of the U.S. government. U.S. government agency securities are issued or guaranteed by U.S. government-sponsored enterprises and federal agencies. Some of these securities are backed by the full faith and credit of the U.S. government; others are backed by the agency’s right to borrow a specified amount from the U.S. Treasury; and still others, while not guaranteed directly or indirectly by the U.S. government, are backed with collateral in the form of cash, Treasury securities or debt instruments that the lending institution has acquired through its lending activities. Examples of the types of U.S. government obligations which the Funds may hold include U.S. Treasury bills, Treasury instruments and Treasury bonds and the obligations of Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, the Farmers Home Administration, the Export-Import Bank of the United States, the Small Business Administration, FNMA, GNMA, the General Services Administration, the Student Loan Marketing Association, the Central Bank for Cooperatives, FHLMC, the Federal Intermediate Credit Banks, the Maritime Administration, the International Bank of Reconstruction and Development (the “World Bank”), the Asian-American Development Bank and the Inter-American Development Bank.

SUPRANATIONAL ORGANIZATION OBLIGATIONS. The Small Cap Growth Fund and Socially Responsible Fund may purchase debt securities of supranational organizations such as the European Coal and Steel Community, the European Economic Community and the World Bank, which are chartered to promote economic development.

LEASE OBLIGATIONS. The Small Cap Growth Fund may hold participation certificates in a lease, an installment purchase contract or a conditional sales contract (“Lease Obligations”). The subadviser will monitor the credit standing of each municipal borrower and each entity providing credit support and/or a put option relating to lease obligations. In determining whether a lease obligation is liquid, the subadviser will consider, among other factors, the following: (i) whether the lease may be canceled; (ii) the degree of assurance that assets represented by the lease could be sold; (iii) the strength of the lessee’s general credit (e.g., its debt, administrative, economic, and financial characteristics); (iv) the likelihood that the municipality would discontinue appropriating funding for the lease property because the property is no longer deemed essential to the operations of the municipality (e.g., the potential for an “event of nonappropriation”); (v) legal recourse in the event of failure to appropriate; (vi) whether the security is backed by a credit enhancement such as insurance; and (vii) any limitations which are imposed on the lease obligor’s ability to utilize substitute property or services other than those covered by the lease obligation.

20

Municipal leases, like other municipal debt obligations, are subject to the risk of non-payment. The ability of issuers of municipal leases to make timely lease payments may be adversely impacted in general economic downturns and as relative governmental cost burdens are allocated and reallocated among federal, state and local governmental units. Such non-payment would result in a reduction of income to the Fund, and could result in a reduction in the value of the municipal lease experiencing non-payment and a potential decrease in the net asset value of the Fund. Issuers of municipal securities might seek protection under the bankruptcy laws. In the event of bankruptcy of such an issuer, the Fund could experience delays and limitations with respect to the collection of principal and interest on such municipal leases and the Fund may not, in all circumstances, be able to collect all principal and interest to which it is entitled. To enforce its rights in the event of a default in lease payments, the Fund might take possession of and manage the assets securing the issuer’s obligations on such securities, which may increase the Fund’s operating expenses and adversely affect the net asset value of the Fund. When the lease contains a non-appropriation clause, however, the failure to pay would not be a default and the Fund would not have the right to take possession of the assets. Any income derived from the Fund’s ownership or operation of such assets may not be tax-exempt. In addition, the Fund’s intention to qualify as a “regulated investment company” under the Code, may limit the extent to which the Fund may exercise its rights by taking possession of such assets, because as a regulated investment company the Fund is subject to certain limitations on its investments and on the nature of its income.

COMMERCIAL PAPER. The Equity Fund, Small Cap Growth Fund, Socially Responsible Fund, Income Fund and Short-Term Investment Fund may purchase commercial paper rated (at the time of purchase) A-1 by S&P or Prime-1 by Moody’s or, when deemed advisable by the Fund’s adviser or subadviser, “high quality” issues rated A-2 or Prime-2 by S&P or Moody’s, respectively.  These ratings are described in Appendix A.

Commercial paper purchasable by the Funds includes “Section 4(2) paper,” a term that includes debt obligations issued in reliance on the “private placement” exemption from registration afforded by Section 4(2) of the 1933 Act.  Section 4(2) paper is restricted as to disposition under the federal securities laws, and is frequently sold (and resold) to institutional investors such as the Fund through or with the assistance of investment dealers who make a market in the Section 4(2) paper, thereby providing liquidity.  Certain transactions in Section 4(2) paper may qualify for the registration exemption provided in Rule 144A under the 1933 Act.

INVESTMENT GRADE DEBT OBLIGATIONS. The Equity Fund, Income Fund and Short-Term Investment Fund may invest in “investment grade securities,” which are securities rated in the four highest rating categories of an NRSRO. It should be noted that debt obligations rated in the lowest of the top four ratings (i.e., Baa by Moody’s or BBB by S&P) are considered to have some speculative characteristics and are more sensitive to economic change than higher rated securities. See Appendix A to this SAI for a description of applicable securities ratings.

WHEN-ISSUED PURCHASE AND FORWARD COMMITMENTS. The Equity Fund, Small Cap Growth Fund, International Equity Fund, Socially Responsible Fund and Income Fund may enter into “when-issued” and “forward” commitments, including, for the Small Cap Growth Fund only, TBA purchase commitments, to purchase or sell securities at a fixed price at a future date.  When a Fund agrees to purchase securities on this basis, liquid assets equal to the amount of the commitment will be set aside in a separate account.  Normally Fund securities to satisfy a purchase commitment will be set aside, and in such a case a Fund may be required subsequently to place additional assets in the separate account in order to ensure that the value of the account remains equal to the amount of the Fund’s commitments.  It may be expected that the market value of a Fund’s net assets will fluctuate to a greater degree when it sets aside Fund securities to cover such purchase commitments than when it sets aside cash.  Because a Fund’s liquidity and ability to manage its portfolio might be affected when it sets aside cash or Fund securities to cover such purchase commitments, each Fund expects that its forward commitments and commitments to purchase when-issued or, in the case of the Small Cap Growth Fund, TBA securities will not exceed 25% of the value of its total assets absent unusual market conditions.

If deemed advisable as a matter of investment strategy, a Fund may dispose of or renegotiate a commitment after it has been entered into and may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date.  In these cases, a Fund may realize a taxable capital gain or loss.  When a Fund engages in when-issued, TBA or forward commitment transactions, it relies on the other party to consummate the trade.  Failure of such party to do so may result in a Fund incurring a loss or missing an opportunity to obtain a price considered to be advantageous.  The market value of the securities underlying a commitment to purchase securities, and any subsequent fluctuations in their market value, is taken into account when determining the market value of each Fund starting on the day the Fund agrees to purchase the securities.  A Fund does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date.

21

STAND-BY COMMITMENTS. The Small Cap Growth Fund may invest in stand-by commitments. Under a stand-by commitment for a Municipal Obligation, a dealer agrees to purchase at the Fund’s option a specified Municipal Obligation at a specified price. Stand-by commitments for Municipal Obligations may be exercisable by the Fund at any time before the maturity of the underlying Municipal Obligations and may be sold, transferred or assigned only with the instruments involved. It is expected that such stand-by commitments will generally be available without the payment of any direct or indirect consideration. However, if necessary or advisable, the Fund may pay for such a stand-by commitment either separately in cash or by paying a higher price for Municipal Obligations which are acquired subject to the commitment for Municipal Obligations (thus reducing the yield to maturity otherwise available for the same securities). The total amount paid in either manner for outstanding stand-by commitments for Municipal Obligations held by the Fund will not exceed 1/2 of 1% of the value of the Fund’s total assets calculated immediately after each stand-by commitment is acquired.

Stand-by commitments will only be entered into with dealers, banks and broker-dealers which, in a subadviser’s opinion, present minimal credit risks. The Fund will acquire stand-by commitments solely to facilitate Fund liquidity and not to exercise its rights thereunder for trading purposes. Stand-by commitments will be valued at zero in determining net asset value. Accordingly, where the Fund pays directly or indirectly for a stand-by commitment, its cost will be reflected as an unrealized loss for the period during which the commitment is held by the Fund and will be reflected as a realized gain or loss when the commitment is exercised or expires.

STANDARD & POOR’S DEPOSITORY RECEIPTS (SPDRs). The Socially Responsible Fund may, consistent with its investment objectives, purchase SPDRs. SPDRs are securities that are currently traded on the American Stock Exchange and represent ownership in the SPDR Trust, a trust which has been established to accumulate and hold a portfolio of common stocks that is intended to track the price performance and dividend yield of the S&P 500 Index. The trust is a regulated investment company that is sponsored by a subsidiary of the American Stock Exchange. SPDRs may be used for several reasons, including but not limited to facilitating the handling of cash flows, trading or reducing costs.

INVESTMENT COMPANIES. In connection with the management of its daily cash position, the Funds may invest in securities issued by other investment companies which invest in short-term debt securities and which seek to maintain a $1.00 net asset value per share. The International Equity Fund may purchase shares of investment companies investing primarily in foreign securities, including so-called “country funds.” Country funds have portfolios consisting exclusively of securities of issuers located in one foreign country. As a shareholder of another investment company, the Fund would bear, along with other shareholders, its pro rata portion of the other investment company’s expenses, including advisory fees. These expenses would be in addition to the expenses the Fund bears directly in connection with its own operations.

Rule 12d1-1, under the 1940 Act, permits a fund to invest an unlimited amount of its uninvested cash in a money market fund so long as such investment is consistent with the fund’s investment objectives and policies. As a shareholder in an investment company, a fund would bear its pro rata portion of the investment company’s expenses, including advisory fees, in addition to its own expenses.

MANAGEMENT OF THE FUNDS

A listing of the Trustees and officers of the Trust, their ages and their principal occupations for the past five years is presented below. The address of each Trustee and officer is 1299 Ocean Avenue, Suite 700, Santa Monica, California 90401.

22

NON-INTERESTED TRUSTEES

NAME AND AGE	POSITION(S) HELD WITH FUND	TERM OF OFFICE AND LENGTH OF TIME SERVED(1)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR(2)	OTHER DIRECTORSHIPS HELD BY DIRECTOR

Roger A. Formisano, 59	Trustee	Since 2002	Vice President, University Medical Foundation, 2006-Present; formerly Director, The Center for Leadership and Applied Business; UW-Madison School of Business; Principal, R.A. Formisano & Company, LLC.	21	Integrity Mutual Insurance Company; Wilshire Mutual Funds, Inc. (7 portfolios)

Richard A. Holt, 66(3)	Trustee	Since 1998	Retired; formerly Senior Relationship Manager, Scudder Insurance Asset Management	21	Wilshire Mutual Funds, Inc. (7 portfolios)

Suanne K. Luhn, 53	Trustee	Since 2008	Retired; formerly Chief Compliance Officer, Bahl & Gaynor (investment adviser) (1990 to 2006)	21	Wilshire Mutual Funds, Inc. (7 portfolios)

Harriet A. Russell, 66	Trustee	Since 1996; Trustee of Predecessor Funds from 1974 to 1983 and 1992 to 1996	President, Greater Cincinnati Credit Union; formerly Vice President, Cincinnati Board of Education; formerly teacher, Walnut Hills High School	21	Greater Cincinnati Credit Union Board; Wilshire Mutual Funds, Inc. (7 portfolios)

23

NAME AND AGE	POSITION(S) HELD WITH FUND	TERM OF OFFICE AND LENGTH OF TIME SERVED(1)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR(2)	OTHER DIRECTORSHIPS HELD BY DIRECTOR

George J. Zock, 57	Trustee, Chairman of the Board	Since 1996; Trustee of Predecessor Funds from 1995 to 1996	Independent consultant; formerly consultant, Horace Mann Service Corporation (2004 to 2005); Formerly Executive Vice President, Horace Mann Life Insurance Company and Horace Mann Service Corporation (1997 to 2003)	21	Wilshire Mutual Funds, Inc. (7 portfolios)

INTERESTED TRUSTEE AND OFFICERS

NAME AND AGE	POSITION(S) HELD WITH FUND	TERM OF OFFICE AND LENGTH OF TIME SERVED(1)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR(2)	OTHER DIRECTORSHIPS HELD BY DIRECTOR

Lawrence E. Davanzo, 55(4)	Trustee, President	Since 2005	President, Wilshire Associates Incorporated (October 2007-Present); Senior Managing Director, Wilshire Associates Incorporated (October 2004 to October 2007); Managing Director, Guggenheim Partners (August 2004 to October 2004); Independent Investor (August 2001 to August 2004); President, Investor Force Securities (February 2000 to August 2001); Managing Director and Founder, Asset Strategy Consultants (investment consulting firm) (February 1991 to February 2000)	21	Wilshire Associates Incorporated; Wilshire Mutual Funds, Inc. (7 portfolios)

Danny S. Kang, CPA, 40	Treasurer	Since 2007	Vice President, Wilshire Associates Incorporated (since 2007); Senior Vice President, Countrywide (2004 to 2007)	N/A	N/A

Helen Thompson, 40	Chief Compliance Officer and Secretary	Since 2004
Managing Director, Wilshire Associates Incorporated (since 2003); Associate Director, First Quadrant, L.P. (2001 to 2003); Chief Investment Accountant, Financial Controller, Company Secretary, Associate Director, Compliance Officer (1996 to 2003), First Quadrant Limited
				N/A	N/A

24

(1)
Each Trustee serves until the next shareholders’ meeting (and until the election and qualification of a successor), or until death, resignation, removal (as provided in the Trust’s Declaration of Trust) or retirement which takes effect no later that the May 1 following his or her 70th birthday.  Officers are elected by the Board of Trustees on an annual basis to serve until their successors are elected and qualified.

(2)	The “Fund Complex” consists of all registered investment companies for which the Adviser serves as investment adviser, including the seven series of Wilshire Mutual Funds, Inc.
(3)	Mr. Holt employs AllianceBernstein, subadviser to the Equity Fund and the Socially Responsible Fund, to manage assets that he controls.
(4)	Mr. Davanzo is an interested Trustee of the Trust due to his position with the Adviser.

BOARD OF TRUSTEES

Under the Trust’s Declaration of Trust and the laws of the State of Delaware, the Board of Trustees is responsible for managing the Trust’s business and affairs. The Board is currently comprised of six trustees, five of whom are classified under the 1940 Act as “non-interested” persons of the Trust and are often referred to as “independent trustees.” The Board has five standing committees—an Audit Committee, a Nominating Committee, a Valuation Committee, an Investment Committee and a Contract Review Committee.

The Audit Committee monitors the Trust’s accounting policies, financial reporting and internal control systems, as well as the work of the independent auditors. The Audit Committee held three meetings in 2007.  The current members of the Audit Committee, all of whom are independent trustees, include Messrs. Formisano (Chairman) and Zock.

The Nominating Committee is primarily responsible for the identification and recommendation of individuals for Board membership. The Nominating Committee held four meetings in 2007.  The current members of the Nominating Committee, all of whom are independent trustees, include Messrs. Zock (Chairman),and Formisano and Ms. Luhn. Pursuant to the Trust’s Governance Procedures, shareholders may submit suggestions for Board Candidates to the Nominating Committee, which will evaluate candidates for Board membership by forwarding their correspondence by U.S. mail or courier service to the Trust’s Secretary for the attention of the Chair of the Nominating Committee.

The Valuation Committee oversees the activities of the Pricing Committee and fair values Fund securities. The Valuation Committee held three meetings in 2007.  The current members of the Valuation Committee, all of whom are independent trustees (except for Mr. Davanzo), include Messrs. Davanzo (Chairman) and Holt and Ms. Russell. Messrs. Formisano and Zock and Ms. Luhn serve as alternates.

The Investment Committee monitors the investment performance of the Funds and the performance of the Adviser and subadvisers. The Investment Committee held four meetings in 2007.  The current members of the Investment Committee, all of whom are independent trustees, include Mr. Holt (Chairman) and Mses. Luhn and Russell.

The Contract Review Committee coordinates the process by which the Board considers the continuance of the investment management and subadvisory agreements, the distribution agreement and the Rule 12b-1 distribution plan. The Contract Review Committee held three meetings in 2007.  The current members of the Contract Review Committee, all of whom are independent trustees, include Mses. Russell (Chairperson) and Luhn and Messrs. Formisano, Holt and Zock.

The officers of the Trust receive remuneration from the Adviser. The Trust does not pay any remuneration to its officers with the exception of the Trust’s chief compliance officer (“CCO”). The Trust and the Wilshire Mutual Funds, Inc. each pay a portion of the CCO’s compensation, and the Adviser pays the remainder of such compensation.  Effective April 1, 2008, the Trust and Wilshire Mutual Funds, Inc. together pay each independent trustee an annual Board member retainer of $14,000, an annual additional Board chair retainer of $12,000, a Board in person meeting fee of $1,500, a Board telephonic meeting fee of $1,000, an annual Committee member retainer of $4,000, an annual Committee chairperson retainer of $8,000 in lieu of the Committee member retainer of $4,000, and a Committee telephonic meeting fee of $500.  Prior to April 1, 2008, the Trust and the Wilshire Mutual Funds, Inc. together paid each independent trustee an annual Board member retainer of $10,000, an annual additional Board chair retainer of $16,000, a Board meeting fee of $1,500, a telephonic meeting fee of $1,000, an annual Committee member retainer of $4,000, an annual Committee chair retainer of $8,000 in lieu of the $4,000 Committee member retainer, and a Committee telephonic meeting fee of $500.

25

COMPENSATION TABLE

The following table sets forth the compensation earned from the Trust for the fiscal year ended December 31, 2007 by the independent trustees.  Ms. Luhn became an independent trustee on February 1, 2008, and therefore, received no compensation for the fiscal year ended December 31, 2007.

Trustee	Aggregate Compensation From the Trust	Pension Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from the Trust*
Roger A Formisano	$12,459	N/A	N/A	$27,000
Richard A. Holt	12,459	N/A	N/A	27,000
Harriet A. Russell	10,385	N/A	N/A	27,000
George J. Zock	20,752	N/A	N/A	43,000

*
This is the total amount compensated to the Trustee for his or her service on the Trust’s Board and the board of any other investment company in the fund complex. “Fund Complex” means two or more registered investment companies that hold themselves out as related companies for purposes of investment and investor services, or have a common investment adviser or are advised by affiliated investment advisers.

TRUSTEES’ HOLDINGS OF FUND SHARES The following table sets forth, for each trustee, the dollar range of shares owned in each Fund as of December 31, 2007, as well as the aggregate dollar range of shares in the Trust as of the same date. Values in the table are as of December 31, 2007.

	INTERESTED TRUSTEE	NON-INTERESTED TRUSTEES
Name of Fund	Lawrence E. Davanzo	Roger A. Formisano	Richard A. Holt	Suanne K. Luhn	Harriet A. Russell	George J. Zock
Equity Fund	None	None	None	None	None	None
Balanced Fund	None	None	None	None	None	None
Income Fund	None	None	None	None	None	None
Short-Term Investment Fund	None	None	None	None	None	None
Small Cap Growth Fund	None	None	None	None	None	None
International Equity Fund	None	None	None	None	None	None
Socially Responsible Fund	None	None	None	None	None	None
2010 Aggressive Fund	None	None	None	None	None	None
2010 Moderate Fund	None	None	None	None	None	None
2010 Conservative Fund	None	None	None	None	None	None
2015 Moderate Fund	None	None	None	None	None	None
2025 Moderate Fund	None	None	None	None	None	None
2035 Moderate Fund	None	None	None	None	None	None
2045 Moderate Fund	None	None	None	None	None	None

26

As of April 1, 2008, the Trustees and officers of the Trust held in the aggregate directly and beneficially less than 1% of the outstanding shares of the Equity Fund. Trustees and officers do not directly own any shares of the Balanced Fund, Income Fund, Short-Term Fund, Small Cap Growth Fund, International Equity Fund, Socially Responsible Fund, 2010 Aggressive Fund, 2010 Moderate Fund, 2010 Conservative Fund, 2015 Moderate Fund, 2025 Moderate Fund, 2035 Moderate Fund or 2045 Moderate Fund; however, they may invest indirectly in the Funds through annuity contracts issued by insurance companies of which no one person beneficially owns more than 1%.

INVESTMENT ADVISORY AGREEMENTS

INVESTMENT ADVISORY AGREEMENTS. As stated in the prospectus, the Trust employs the Adviser to manage the investment and reinvestment of the assets of the Equity Fund, Balanced Fund, Income Fund, Short-Term Investment Fund, Small Cap Growth Fund, International Equity Fund and Socially Responsible Fund and to continuously review, supervise and administer the Funds’ investment programs under an Investment Advisory Agreement dated March 1, 1999, as amended September 30, 2004. The Trust employs the Adviser to manage the investment and reinvestment of the assets of the Target Maturity Funds and to continuously review, supervise and administer the Target Maturity Funds under an Investment Advisory Agreement dated April 28, 2006. The Adviser is controlled by Dennis A. Tito who beneficially owns a majority of the outstanding shares of the Adviser. The Adviser’s duties under the Investment Advisory Agreements include recommending to the Board of Trustees one or more unaffiliated subadvisers to provide a continuous investment program for each Fund or a portion of such Fund’s assets designated from time to time by the Adviser, including investment, research, and management with respect to all securities and investments and cash equivalents for the Fund or a designated portion of such Fund’s assets. The Adviser also reviews, monitors and reports to the Board of Trustees regarding the performance and investment procedures of each subadviser and assists and consults with each subadviser in connection with the Fund’s continuous investment program. In addition, the Adviser maintains books and records with respect to its services under the Investment Advisory Agreements and furnishes the Board of Trustees with such periodic and special reports as the Board may request.

The Adviser selects subadvisers based on a continuing quantitative and qualitative evaluation of their skills and proven abilities in managing assets pursuant to a particular investment style. Short-term performance is not by itself a significant factor in selecting or terminating subadvisers, and therefore the Adviser does not anticipate frequent changes in the subadvisers. These subadvisers have been selected upon the basis of a due diligence process which focuses upon, but is not limited to, the subadvisers’ philosophy and process, people and organization, resources and performance.

The Adviser monitors the performance of each subadviser of the Funds and, to the extent it deems appropriate to achieve the Funds’ investment objective, reallocates assets among individual subadvisers or recommends that the Funds employ or terminate particular subadvisers.

Each subadviser’s fees will be paid by the Adviser out of the advisory fees that it receives from each of the Funds. Fees paid to a subadviser of a Fund with multiple subadvisers will depend upon the fee rate negotiated with the Adviser and upon the percentage of the Fund’s assets allocated to that subadviser by the Adviser, which may vary from time to time. Thus, the basis for fees paid to any such subadviser will not be constant, and the relative amounts of fees paid to the various subadvisers of a Fund will fluctuate. These internal fluctuations, however, will not affect the total advisory fees paid by a Fund, which will remain fixed based on the terms described below. The Adviser may, however, determine in its discretion to waive a portion of its fee if internal fluctuations in the fee to be paid to the subadvisers results in excess profit to the Adviser. Because the Adviser will pay each subadviser’s fees out of its own fees from the Funds, there will not be any “duplication” of advisory fees paid by the Funds.

The Investment Advisory Agreements continue in effect for each Fund from year to year for so long as its continuation is approved at least annually (a) by a majority of the trustees who are not parties to such agreement or interested persons of any such party except in their capacity as trustees of the Fund and (b) by the shareholders of the Fund or the Board of Trustees. An agreement may be terminated at any time upon 60 days notice by either party; the Trust may so terminate an agreement either by vote of the Board of Trustees or by a majority vote of the outstanding voting shares of the subject Fund if the Adviser were determined to have breached the agreement. Each agreement terminates automatically upon assignment.

27

For the services provided and the expenses assumed pursuant to the Investment Advisory Agreements, the Adviser receives a fee based on each Fund’s average daily net assets, computed daily and payable monthly, at the following annual rates:

FUND	RATE ON THE FIRST $1 BILLION OF FUND ASSETS		RATE ON FUND ASSETS IN EXCESS OF $1 BILLION
Equity Fund	0.700%		0.600%
Balanced Fund	0.550	%*	0.450%
Income Fund	0.550%		0.450%
Short-Term Investment Fund	0.275%		0.175%
Small Cap Growth Fund	1.150%		1.150%
International Equity Fund	1.000%		0.900%
Socially Responsible Fund	0.850%		0.750%
2010 Aggressive Fund	0.35	%*	0.35%
2010 Moderate Fund	0.35	%*	0.35%
2010 Conservative Fund	0.35	%*	0.35%
2015 Moderate Fund	0.35	%*	0.35%
2025 Moderate Fund	0.35	%*	0.35%
2035 Moderate Fund	0.35	%*	0.35%
2045 Moderate Fund	0.35	%*	0.35%

*
As discussed in the prospectuses, the Balanced Fund and Target Maturity Funds operate under a fund of funds structure, primarily investing in shares of the Underlying Funds. The Adviser will only receive directly from the Balanced Fund and Target Maturity Funds a fee based on the average daily net assets of the Balanced Fund and Target Maturity Funds that are not invested in the Underlying Funds.

For the Target Maturity Funds, Wilshire has contractually agreed to waive advisory fees and/or reimburse expenses through April 30, 2009, so that the Total Annual Operating Expenses for this period will not exceed 0.50% (the “Expense Limitation”). Each Target Maturity Fund, for a period not to exceed three (3) years from commencement of operations, will repay Wilshire any expenses in excess of the Expense Limitation, provided the Target Maturity Fund is able to effect such reimbursement and remain in compliance with the Expense Limitation. For the fiscal year ended December 31, 2007, Wilshire voluntarily waived its entire management fee and reimbursed the Short-Term Investment Fund for all expenses except Trustees’ fees and custodian expenses.

For the fiscal years ended December 31, 2005, 2006 and 2007, the advisory fees for each Fund payable to the Adviser, the reductions attributable to contractual and voluntary fee waivers, the net fees paid with respect to the Funds, and the corresponding percentages of net assets (net of waivers) were as follows:

2005

Fund	Advisory Fee Payable	Reduction in Fee	Net Fee Paid	% of Average Net Assets
Equity Fund	$2,822,407	$251,903	$2,570,504	0.50%
Balanced Fund	$0	$0	$0	0.00%
Income Fund	$704,299	$50,879	$653,420	0.51%
Short-Term Investment Fund	$8,878	$31,176	$(22,298)	0.00%
Small Cap Growth Fund	$599,057	$26,169	$572,888	1.10%
International Equity Fund	$396,943	$30,872	$366,071	0.92%
Socially Responsible Fund	$665,770	$170,469	$495,301	0.63%

2006

Fund	Advisory Fee Payable	Reduction in Fee	Net Fee Paid		% of Average Net Assets
Equity Fund	$3,114,150	$161,663	$2,952,487		0.58%
Balanced Fund	$0	$36,506	$(36,506)		0.00%
Income Fund	$700,899	$39,052	$661,847		0.52%
Short-Term Investment Fund	$10,247	$42,666	$(32,419)		0.00%
Small Cap Growth Fund	$619,622	$85,256	$534,366		0.99%
International Equity Fund	$456,449	$76,115	$380,334		0.83%
Socially Responsible Fund	$717,478	$76,841	$640,637		0.76%
2010 Aggressive Fund	$144	$25,270	$(25,126	)*	0.00%
2010 Moderate Fund	$226	$25,101	$(24,875	)*	0.00%
2010 Conservative Fund	$423	$25,055	$(24,632	)*	0.00%
2015 Moderate Fund	$1,546	$24,725	$(23,179	)*	0.00%
2025 Moderate Fund	$1,043	$24,989	$(23,946	)*	0.00%
2035 Moderate Fund	$210	$25,168	$(24,958	)*	0.00%
2045 Moderate Fund	$179	$25,023	$(24,844	)*	0.00%

28

2007

Fund	Advisory Fee Payable	Reduction in Fee	Net Fee Paid		% of Average Net Assets
Equity Fund	$3,675,870	$16,533	$3,659,337		0.70%
Balanced Fund	$0	$0	$0		0.00%
Income Fund	$713,309	$84,020	$629,289		0.49%
Short-Term Investment Fund	$17,324	$62,661	$(45,337)		0.00%
Small Cap Growth Fund	$665,332	$44,316	$621,016		0.85%
International Equity Fund	$557,262	$1,663	$555,599		0.80%
Socially Responsible Fund	$782,818	$13,567	$769,251		0.83%
2010 Aggressive Fund	$1,894	$42,825	$(40,931	)*	0.00%
2010 Moderate Fund	$5,026	$41,652	$(36,626	)*	0.00%
2010 Conservative Fund	$2,899	$42,268	$(39,369	)*	0.00%
2015 Moderate Fund	$17,048	$38,388	$(21,340	)*	0.00%
2025 Moderate Fund	$12,491	$40,544	$(28,053	)*	0.00%
2035 Moderate Fund	$5,597	$42,924	$(37,327	)*	0.00%
2045 Moderate Fund	$3,113	$43,073	$(39,960	)*	0.00%

*    Reduction in fee for the Target Maturity Funds includes contractual waivers of management fees and reimbursement of expenses so that total annual operating expenses for each Target Maturity Fund would not  exceed 0.50%.

The aggregate subadvisory fees paid by Wilshire with respect to each Fund, and the corresponding percentage of net assets for the fiscal years ended December 31, 2005, 2006 and 2007 were as follows:

2005

Fund	Aggregate Sub-Advisory Fee Paid	% of Average Net Assets
Equity Fund	$1,100,125	0.21%
Balanced Fund	$0	0.00%
Income Fund	$288,054	0.22%
Short-Term Investment Fund	$4,046	0.12%
Small Cap Growth Fund	$429,889	0.83%
International Equity Fund	$258,247	0.65%
Socially Responsible Fund	$274,121	0.35%

2006

Fund	Aggregate Sub-Advisory Fee Paid	% of Average Net Assets
Equity Fund	$1,311,486	0.26%
Balanced Fund	$0	0.00%
Income Fund	$285,619	0.23%
Short-Term Investment Fund	$4,658	0.12%
Small Cap Growth Fund	$364,440	0.68%
International Equity Fund	$240,391	0.53%
Socially Responsible Fund	$295,420	0.35%

29

2007

Fund	Aggregate Sub-Advisory Fee Paid	% of Average Net Assets
Equity Fund	$1,768,084	0.34%
Balanced Fund	$0	0.00%
Income Fund	$268,056	0.21%
Short-Term Investment Fund	$7,874	0.12%
Small Cap Growth Fund	$308,575	0.53%
International Equity Fund	$166,935	0.30%
Socially Responsible Fund	$322,337	0.35%

SUBADVISERS. Each of the Investment Sub-Advisory Agreements provides that neither the subadviser nor any of its directors, officers, stockholders, agents or employees shall have any liability to a Fund or any shareholder of the Fund for any error of judgment, mistake of law, or any loss arising out of any investment, or for any other act or omission in the performance by the subadviser of its duties under the Investment Sub-Advisory Agreement except for liability resulting from willful misfeasance, bad faith, or negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under the Investment Sub-Advisory Agreement. Each of the Investment Sub-Advisory Agreements continues for the same term as the Investment Advisory Agreement and is subject to the same requirements for renewal. Due to their fund of funds structure, the Balanced Fund and Target Maturity Funds do not have subadvisers.

For the services provided pursuant to the Investment Sub-Advisory Agreements, the Adviser pays the subadvisers a fee based on each Fund’s average daily net assets, computed daily and payable monthly, at the following annual rates:

FUND	RATE
Equity Fund	0.22%-0.80% on the first $25 million
0.22%-0.50% on the next $75 million
0.22%-0.40% on the next $200 million
0.22%-0.35% on the balance

Income Fund	0.20%

Short-Term Investment Fund	0.125% on the first $100 million
0.100% on the next $100 million
0.075% on the balance

Small Cap Growth Fund	0.07%-0.80% on the first $50 million
0.05%-0.80% on the next $50 million
0.02%-0.80% above $100 million

International Equity Fund	0.15%-0.65% on the first $50 million
0.15%-0.60% on the next $50 million
0.15%-0.50% on the balance

Socially Responsible Fund	0.35%

The following information supplements the information regarding certain subadvisers in the Funds’ prospectuses:

AllianceBernstein – Equity and Socially Responsible Funds

AllianceBernstein is a Delaware limited partnership of which Alliance Capital Management Corporation (“ACMC”), an indirect wholly-owned subsidiary of AXA Financial, Inc. (“AXA Financial”), is the general partner. At December 31, 2007, AllianceBernstein Holding L.P. ("Holding") owned approximately 33.4% of the issued and outstanding AllianceBernstein Units. AXA Financial was the beneficial owner of approximately 62.8% of the AllianceBernstein Units at December 31, 2007 (including those held indirectly through its ownership of approximately 1.7% of the issued and outstanding Holding Units) which, including the general partnership interests in AllianceBernstein and Holding, represent an approximate 63.2% economic interest in AllianceBernstein. AXA Financial is a wholly-owned subsidiary of AXA, one of the largest global financial services organizations. Marilyn G. Fedak John Phillips and Chris Marx, portfolio managers of the Socially Responsible Fund and AllianceBernstein’s portion of the Equity Fund are primarily responsible for the day-to-day management of other registered investment companies, other pooled investment vehicles and other advisory accounts. As of December 31, 2007, information on these other accounts is as follows:

30

Marilyn G. Fedak
Type of Accounts	Number of Accounts Managed	Total Assets Managed (in millions)	Number of Accounts Managed for which Advisory Fee is Performance- Based	Assets Managed for which Advisory Fee is Performance- Based (in millions)
Registered Investment Companies:	150	$89,871	3	$12,345
Other Pooled Investment Vehicles:	139	$34,433	5	$762
Other Advisory Accounts:	44,668	$181,312	103	$17,446

John Phillips
Type of Accounts	Number of Accounts Managed	Total Assets Managed (in millions)	Number of Accounts Managed for which Advisory Fee is Performance- Based	Assets Managed for which Advisory Fee is Performance- Based (in millions)
Registered Investment Companies:	31	$33,082	1	$6,706
Other Pooled Investment Vehicles:	19	$3,505	0	$0
Other Advisory Accounts:	43,884	$53,720	12	$2,543

Chris Marx
Type of Accounts	Number of Accounts Managed	Total Assets Managed (in millions)	Number of Accounts Managed for which Advisory Fee is Performance- Based	Assets Managed for which Advisory Fee is Performance- Based (in millions)
Registered Investment Companies:	31	$33,082	1	$6,706
Other Pooled Investment Vehicles:	19	$3,505	0	$0
Other Advisory Accounts:	43,884	$53,720	12	$2,543

Joseph Elegante
Type of Accounts	Number of Accounts Managed	Total Assets Managed (in millions)	Number of Accounts Managed for which Advisory Fee is Performance- Based	Assets Managed for which Advisory Fee is Performance- Based (in millions)
Registered Investment Companies:	14	$10,147	1	$50
Other Pooled Investment Vehicles:	18	$1,275	0	$0
Other Advisory Accounts:	39,276	$35,456	10	$1,934

As an investment adviser and fiduciary, AllianceBernstein owes its clients and shareholders an undivided duty of loyalty. AllianceBernstein recognizes that conflicts of interest are inherent in its business and accordingly have developed policies, procedures and disclosures reasonably designed to detect, manage and mitigate the effects of potential conflicts of interest in the area of employee personal trading, managing multiple accounts for multiple clients, including the Socially Responsible Fund and AllianceBernstein’s portion of the Equity Fund and allocating investment opportunities. Investment professionals, including portfolio managers and research analysts, are subject to the above-mentioned policies and oversight to help ensure that all clients are treated equitably. As stated in these conflicts-related policies, AllianceBernstein places the interests of its clients first and expects all of its employees to live up to its fiduciary duty.

31

AllianceBernstein has policies to avoid conflicts of interest when investment professionals and other personnel of AllianceBernstein own, buy or sell securities also owned by, or bought or sold for clients. AllianceBernstein permits its employees to engage in personal securities transactions. Personal securities transactions by an employee may raise a potential conflict of interest when an employee owns or trades in a security that is owned or considered for purchase or sale by a client, or recommended for purchase or sale by an employee to a client. AllianceBernstein has adopted a Code of Business Conduct and Ethics that is designed to detect and prevent such conflicts of interest.

The AllianceBernstein investment professional teams for the Socially Responsible Fund and its portion of the Equity Fund have responsibilities for managing all or a portion of the investments of multiple accounts with a common investment strategy, including other registered investment companies, unregistered investment vehicles, such as hedge funds, pension plans, separate accounts, collective trusts and charitable foundations. Potential conflicts of interest may arise when an investment professional has responsibilities for the investments of more than one account because the investment professional may be unable to devote equal time and attention to each account. Accordingly, AllianceBernstein has compliance policies and oversight to manage these conflicts.

In addition, the investment professionals may have to decide how to select and allocate investment opportunities among accounts. Portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar accounts, which minimizes the potential for conflicts of interest. Nevertheless, investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as cash position, tax status, risk tolerance and investment restrictions or for other reasons. Potential conflicts of interest may also occur where AllianceBernstein would have an incentive, such as a performance-based management fee, relating to an account. An investment professional may devote more time to developing and analyzing investment strategies and opportunities or allocating securities preferentially to the account for which AllianceBernstein could share in investment gains. As referenced above, AllianceBernstein has procedures designed to ensure that information relevant to investment decisions are disseminated fairly and investment opportunities are allocated equitably among different clients.

AllianceBernstein’s compensation program for investment professionals (which include portfolio managers and research analysts) is designed to be competitive and appropriate to attract and retain the highest caliber employees. Compensation of investment professionals primarily reflects their ability to generate long-term investment success for AllianceBernstein’s clients.

Investment professionals are compensated on an annual basis through a combination of the following: (i) fixed base salary; (ii) discretionary incentive compensation in the form of an annual cash bonus; (iii) discretionary incentive compensation in the form of awards under AllianceBernstein’s Partners Compensation Plan (“deferred awards”) and (iv) discretionary long-term incentive compensation in the form of restricted unit grants. Investment professionals also receive contributions under AllianceBernstein’s Profit Sharing/401(k) Plan. AllianceBernstein’s overall profitability determines the total amount of incentive compensation available to investment professionals. Deferred awards, for which there are various investment options, vest over a four-year period and are generally forfeited if the employee resigns or AllianceBernstein terminates his/her employment. Investment options under the deferred awards plan include many of the same AllianceBernstein Mutual Funds offered to mutual fund investors, thereby creating a closer alignment between the investment professionals and AllianceBernstein’s clients and mutual fund shareholders. AllianceBernstein also permits deferred award recipients to allocate up to 50% of their award to investments in AllianceBernstein’s publicly traded equity securities.

An investment professional’s total compensation is determined through a subjective process that evaluates numerous quantitative and qualitative factors, including the investment success of the portfolios managed by the individual. Investment professionals do not receive any direct compensation based upon the investment returns of any individual client account. Not all factors apply to each investment professional and there is no particular weighting or formula for considering certain factors.

Among the factors considered are: relative investment performance of portfolios (although there are no specific benchmarks or periods of time used in measuring performance); complexity of investment strategies; participation in the investment team/discipline’s dialogue; contribution to business results and overall business strategy; success of marketing/business development efforts and client servicing; seniority/length of service with the firm; management and supervisory responsibilities and fulfillment of AllianceBernstein’s leadership criteria.

As of December 31, 2007, Ms. Fedak, Mr. Phillips and Mr. Marx beneficially owned no securities of the Equity Fund or the Socially Responsible Fund.

32

NYLIM – Equity Fund
Harvey Fram, Migene Kim and Mona Patni, portfolio managers of NYLIM’s portion of the Equity Fund, are primarily responsible for the day-to-day management of other registered investment companies and other pooled investment vehicles.  As of December 31, 2007, information on these other accounts is as follows:

Harvey Fram
Type of Accounts	Number of Accounts Managed	Total Assets Managed (in millions)	Number of Accounts Managed for which Advisory Fee is Performance- Based	Assets Managed for which Advisory Fee is Performance- Based (in millions)
Registered Investment Companies:	4	$1,920	0	$0
Other Pooled Investment Vehicles:	4	$435	0	$0
Other Advisory Accounts:	50	$5,310	8	$1,622

Migene Kim
Type of Accounts	Number of Accounts Managed	Total Assets Managed (in millions)	Number of Accounts Managed for which Advisory Fee is Performance- Based	Assets Managed for which Advisory Fee is Performance- Based (in millions)
Registered Investment Companies:	4	$1,920	0	$0
Other Pooled Investment Vehicles:	4	$435	0	$0
Other Advisory Accounts:	50	$5,310	8	$1,622

Mona Patni
Type of Accounts	Number of Accounts Managed	Total Assets Managed (in millions)	Number of Accounts Managed for which Advisory Fee is Performance- Based	Assets Managed for which Advisory Fee is Performance- Based (in millions)
Registered Investment Companies:	4	$1,920	0	$0
Other Pooled Investment Vehicles:	4	$435	0	$0
Other Advisory Accounts:	50	$5,310	8	$1,622

In January 2007, the portfolio management team began managing two 130/30 strategies which make long and short investments in equity securities.  Managing this type of account simultaneously with other long-only investment products, including mutual funds presents potential or perceived conflicts of interest.  To address these types of potential conflicts of interest NYLIM has adopted allocation procedures, a code of ethics and policies and procedures for portfolio management and trades in securities, to assist and guide the portfolio managers and other investment personnel when faced with a conflict.  Although NYLIM has adopted such policies and procedures to provide for equitable treatment of trading activity and to ensure that investment opportunities are allocated in a manner that is fair and appropriate, it is possible that unforeseen or unusual circumstances may arise that may require different treatment between the Equity Fund and other accounts managed.

One means in which potential conflicts are managed is through a review, by NYLIM’s compliance officer, of all daily opposite direction trades and positions between the portfolio managers’ market neutral account and their other long-only investment products.  Potential conflicts are also researched through the review of all opposite direction trades that occur over a month's time. Finally, NYLIM’s compliance officer performs a quarterly gain/loss analysis between securities that the portfolio managers are short in each market neutral product and is long in other portfolios.

33

In an effort to retain key personnel, NYLIM has structured compensation plans for portfolio managers and other key personnel that it believes are competitive with other investment management firms.  Portfolio managers of NYLIM receive a base pay and an annual incentive based on performance against individual and organizational unit objectives, as well as business unit and overall NYLIM results.  The plan is designed to align manager compensation with investors’ goals by rewarding portfolio managers who meet the long-term objective of consistent, dependable, and superior investment results, measured by the performance of the product(s) under the individual’s management.  In addition, portfolio managers also participate in a long-term incentive plan.  NYLIM offers an annual incentive plan and a long-term incentive plan.  The total dollars available for distribution is equal to the pool generated based on NYLIM’s overall company performance.  NYLIM’s performance is determined by using several key financial indicators, including operating revenue, pre-tax operating income and net cash flow.  The long-term incentive plan is available to senior level employees and is designed to reward profitable growth in NYLIM.  An employee’s total compensation package (i.e., salary, annual, and long-term incentives) is reviewed periodically to ensure that it is competitive relative to the external marketplace.

As of December 31, 2007, Harvey Fram, Migene Kim and Mona Patni beneficially owned no securities of the Equity Fund.

Pzena – Equity Fund

Richard S. Pzena, John P. Goetz and Antonio DeSpirito, III, portfolio managers of Pzena’s portion of the Equity Fund, are primarily responsible for the day-to-day management of other registered investment companies and other pooled investment vehicles.  As of December 31, 2007, information on these other accounts is as follows:

Richard S. Pzena
Type of Accounts	Number of Accounts Managed	Total Assets Managed (in millions)	Number of Accounts Managed for which Advisory Fee is Performance- Based	Assets Managed for which Advisory Fee is Performance- Based (in millions)
Registered Investment Companies:	9	$6,760	0	$0
Other Pooled Investment Vehicles:	107	$2,655	0	$0
Other Advisory Accounts:	408	$11,015	12	$2,015

John P. Goetz
Type of Accounts	Number of Accounts Managed	Total Assets Managed (in millions)	Number of Accounts Managed for which Advisory Fee is Performance- Based	Assets Managed for which Advisory Fee is Performance- Based (in millions)
Registered Investment Companies:	11	$6,975	0	$0
Other Pooled Investment Vehicles:	127	$4,680	0	$0
Other Advisory Accounts:	414	$11,990	12	$2,070

34

Antonio DeSpirito, III
Type of Accounts	Number of Accounts Managed	Total Assets Managed (in millions)	Number of Accounts Managed for which Advisory Fee is Performance- Based	Assets Managed for which Advisory Fee is Performance- Based (in millions)
Registered Investment Companies:	8	$6,710	0	$0
Other Pooled Investment Vehicles:	37	$1,910	0	$0
Other Advisory Accounts:	131	$4,875	8	$1,075

Conflicts of interest may arise in managing Pzena’s portion of the Equity Fund’s portfolio investments, on the one hand, and the portfolios of Pzena’s other clients and/or accounts (together “Accounts”), on the other. Set forth below is a brief description of some of the material conflicts which may arise and Pzena’s policy or procedure for handling them. Although Pzena has designed such procedures to prevent and address conflicts, there is no guarantee that such procedures will detect every situation in which a conflict arises.

The management of multiple accounts inherently means there may be competing interests for the portfolio management team’s time and attention. Pzena seeks to minimize this by utilizing one investment approach and by managing all Accounts on a product specific basis. Thus, all Accounts, whether they are mutual fund accounts, institutional accounts or individual accounts, are managed using the same investment discipline, strategy and proprietary investment model.

If the portfolio management team identifies a limited investment opportunity which may be suitable for more than one Account, the Fund may not be able to take full advantage of that opportunity. However, Pzena has adopted procedures for allocating portfolio transactions across Accounts so that each Account is treated fairly.

With respect to securities transactions for the Accounts, Pzena determines which broker to use to execute each order, consistent with its duty to seek best execution. Pzena aggregates like orders where it believes doing so is beneficial to the Accounts. However, with respect to certain Accounts, Pzena may be limited by clients with respect to the selection of brokers or it may be instructed to direct trades through particular brokers. In these cases, Pzena may place separate, non-simultaneous transactions for the Equity Fund and another Account which may temporarily affect the market price of the security or the execution of the transaction to the detriment of one or the other.

Pzena manages some Accounts under performance-based fee arrangements. Pzena recognizes that this type of incentive compensation creates the risk for potential conflicts of interest. This structure may create inherent pressure to allocate investments having a greater potential for higher returns to those Accounts with higher performance fees. To prevent conflicts of interest associated with managing accounts with different fee structures, Pzena generally requires portfolio decisions to be made on a product specific basis (i.e., for all large cap value Accounts). Pzena also requires pre-allocation of all client orders based on specific fee-neutral criteria set forth above. Additionally, Pzena requires average pricing of all aggregated orders. Finally, Pzena has adopted a policy prohibiting portfolio managers (and all employees) from placing the investment interests of one client or a group of clients with the same investment objectives above the investment interests of any other client or group of clients with the same or similar investment objectives.

35

Portfolio managers and other investment professionals at Pzena are compensated through a combination of a fixed base salary, performance bonus, and equity ownership, if appropriate, due to superior personal performance.  Pzena avoids a compensation model that is driven by individual security performance, as it believes this can lead to short-term thinking which is contrary to the firm’s value investment philosophy.  Pzena considers both quantitative and qualitative factors when determining performance bonuses; however, performance bonuses are not based on the Equity Fund’s performance or assets of Pzena’s allocated portion of the Equity Fund’s portfolio.  For investment professionals, Pzena examines such things as effort, efficiency, ability to focus on the correct issues, stock modeling ability, and ability to successfully interact with company management.  However, Pzena always looks at the person as a whole and the contributions that he/she has made and is likely to make in the future.  The time frame Pzena examined for bonus compensation is annual.

As of December 31, 2007, Richard S. Pzena, John P. Goetz and Antonio DeSpirito beneficially owned no securities of the Equity Fund.

Western Asset — Short-Term Investment Fund

A team of investment professionals at Western Asset Management Company, led by Chief Investment Officer S. Kenneth Leech, Deputy Chief Investment Officer Stephen A. Walsh and Portfolio Manager Andrea A. Mack manages the Short-Term Investment Fund’s assets.

Messrs. Leech and Walsh have served as portfolio managers for Western Asset for over 15 years.  Ms. Mack has been employed by Western Asset for the past 7 years.  Ms. Mack became a Portfolio Manager in October 2001.

The Fund is managed by a team of portfolio managers, sector specialists and other investment professionals. Mr. Leech and Mr. Walsh serve as co-team leaders responsible for day-to-day strategic oversight of the Short-Term Investment Fund’s investments and for supervising the day-to-day operations of the various sector specialist teams dedicated to the specific asset classes in which the Short-Term Investment Fund invests. Ms. Mack is responsible for portfolio structure, including sector allocation, duration weighting and term structure decisions.

As of December 31, 2007, in addition to the Short-Term Investment Fund, the portfolio managers were responsible for the day-to-day management of certain other accounts, as follows:

S. Kenneth Leech
Type of Accounts	Number of Accounts Managed*	Total Assets Managed (in millions)*	Number of Accounts Managed for which Advisory Fee is Performance- Based *	Assets Managed for which Advisory Fee is Performance- Based (in millions)*
Registered Investment Companies:	114	$121,790	0	$0
Other Pooled Investment Vehicles:	239	$211,995	0	$0
Other Advisory Accounts:	1069	$300,570	95	$32,730

Stephen A. Walsh
Type of Accounts	Number of Accounts Managed*	Total Assets Managed (in millions)*	Number of Accounts Managed for which Advisory Fee is Performance- Based*	Assets Managed for which Advisory Fee is Performance- Based (in millions)*
Registered Investment Companies:	114	$121,790	0	$0
Other Pooled Investment Vehicles:	239	$211,995	0	$0
Other Advisory Accounts:	1069	$300,570	95	$32,730

36

Andrea A. Mack
Type of Accounts	Number of Accounts Managed*	Total Assets Managed (in millions)*	Number of Accounts Managed for which Advisory Fee is Performance- Based*	Assets Managed for which Advisory Fee is Performance- Based (in millions)*
Registered Investment Companies:	0	$0	0	$0
Other Pooled Investment Vehicles:	0	$0	0	$0
Other Advisory Accounts:	18	$6,190	0	$0
*“Assets Managed for which Advisory Fee is Performance Based” data and “Number of Accounts Managed for which Advisory Fee is Performance-Based” data is already included in “Total Assets Managed” and “Number of Accounts Managed” columns, respectively.

Note: The numbers above reflect the overall number of portfolios managed by Western Asset. Mr. Leech and Mr. Walsh are involved in the management of all Western Asset’s portfolios, but they are not solely responsible for particular portfolios. Western Asset’s investment discipline emphasizes a team approach that combines the efforts of groups of specialists working in different market sectors. The individuals that have been identified are responsible for overseeing implementation of Western Asset’s overall investment ideas and coordinating the work of the various sector teams. This structure ensures that client portfolios benefit from a consensus that draws on the expertise of all team members.

Potential conflicts of interest may arise in connection with the management of multiple accounts (including accounts managed in a personal capacity). These could include potential conflicts of interest related to the knowledge and timing of a portfolio’s trades, investment opportunities and broker selection. Portfolio managers may be privy to the size, timing and possible market impact of a portfolio’s trades.

It is possible that an investment opportunity may be suitable for both a portfolio and other accounts managed by a portfolio manager, but may not be available in sufficient quantities for both the portfolio and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by a portfolio and another account. A conflict may arise where the portfolio manager may have an incentive to treat an account preferentially as compared to a portfolio because the account pays a performance-based fee or the portfolio manager, Western Asset or an affiliate has an interest in the account. Western Asset has adopted procedures for allocation of portfolio transactions and investment opportunities across multiple client accounts on a fair and equitable basis over time. All eligible accounts that can participate in a trade share the same price on a pro-rata allocation basis in an attempt to mitigate any conflict of interest. Trades are allocated among similarly managed accounts to maintain consistency of portfolio strategy, taking into account cash availability, investment restrictions and guidelines, and portfolio composition versus strategy.

With respect to securities transactions for the portfolios, Western Asset determines which broker or dealer to use to execute each order, consistent with their duty to seek best execution of the transaction. However, with respect to certain other accounts (such as pooled investment vehicles that are not registered investment companies and other accounts managed for organizations and individuals), Western Asset may be limited by the client with respect to the selection of brokers or dealers or may be instructed to direct trades through a particular broker or dealer. In these cases, trades for a portfolio in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of a portfolio or the other account(s) involved. Additionally, the management of multiple portfolios and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each portfolio and/or other account.

It is theoretically possible that portfolio managers could use information to the advantage of other accounts they manage and to the possible detriment of a portfolio. For example, a portfolio manager could short sell a security for an account immediately prior to a portfolio’s sale of that security. To address this conflict, Western Asset has adopted procedures for reviewing and comparing selected trades of alternative investment accounts (which may make directional trades such as short sales) with long only accounts (which include the portfolios) for timing and pattern related issues. Trading decisions for alternative investment and long only accounts may not be identical even though the same portfolio manager may manage both types of accounts. Whether Western Asset allocates a particular investment opportunity to only alternative investment accounts or to alternative investment and long only accounts will depend on the investment strategy being implemented. If, under the circumstances, an investment opportunity is appropriate for both its alternative investment and long only accounts, then it will be allocated to both on a pro-rata basis.

37

A portfolio manager may also face other potential conflicts of interest in managing a portfolio, and the description above is not a complete description of every conflict of interest that could be deemed to exist in managing both a portfolio and the other accounts listed above.

With respect to the compensation of the portfolio managers, Western Asset’s compensation system assigns each employee a total compensation “target” and a respective cap, which are derived from annual market surveys that benchmark each role with their job function and peer universe. This method is designed to reward employees with total compensation reflective of the external market value of their skills, experience, and ability to produce desired results.

Standard compensation includes competitive base salaries, generous employee benefits, and a retirement plan.

In addition, employees are eligible for bonuses. These are structured to closely align the interests of employees with those of Western Asset and are determined by the professional’s job function and performance as measured by a formal review process. All bonuses are completely discretionary. One of the principal factors considered is a portfolio manager’s investment performance versus appropriate peer groups and benchmarks. Because portfolio managers are generally responsible for multiple accounts (including the Short-Term Investment Fund) with similar investment strategies, they are compensated on the performance of the aggregate group of similar accounts, rather than a specific account. A smaller portion of a bonus payment is derived from factors that include client service, business development, length of service to Western Asset, management or supervisory responsibilities, contributions to developing business strategy and overall contributions to Western Asset’s business.

Finally, in order to attract and retain top talent, all professionals are eligible for additional incentives in recognition of outstanding performance. These are determined based upon the factors described above and include Legg Mason, Inc. stock options and long-term incentives that vest over a set period of time past the award date.

As of December 31, 2007, S. Kenneth Leech, Stephen A. Walsh, and Andrea A. Mack beneficially owned no securities of the Short-Term Investment Fund.

WAML — Income Fund

A team of investment professionals at WAML, led by Chief Investment Officer S. Kenneth Leech, Deputy Chief Investment Officer Stephen A. Walsh and Portfolio Managers Edward A. Moody, Carl L. Eichstaedt and Mark Lindbloom, manages a portion of the Income Fund’s assets.

Messrs. Leech, Walsh, and Moody have each served as portfolio managers for Western Asset for over 15 years.  Mr. Eichstaedt has served as portfolio manager for Western Asset for over 10 years.    Mr. Lindbloom has been employed as a portfolio manager for Western Asset since 2005.  Prior to joining Western Asset, Mr. Lindbloom was employed as a portfolio manager for Citigroup Asset Management for nine years.

WAML’s portion of the Income Fund is managed by a team of portfolio managers, sector specialists and other investment professionals. Mr. Leech and Mr. Walsh serve as co-team leaders responsible for day-to-day strategic oversight of WAML’s portion of the Income Fund’s investments and for supervising the day-to-day operations of the various sector specialist teams dedicated to the specific asset classes in which WAML’s portion of the Income Fund invests. Mr. Moody, Mr. Eichstaedt and Mr. Lindbloom are responsible for portfolio structure, including sector allocation, duration weighting and term structure decisions.

As of December 31, 2007, in addition to WAML’s portion of the Income Fund, the portfolio manager(s) were responsible for the day-to-day management of certain other accounts, as follows:

S. Kenneth Leech
Type of Accounts	Number of Accounts Managed*	Total Assets Managed (in millions)*	Number of Accounts Managed for which Advisory Fee is Performance- Based *	Assets Managed for which Advisory Fee is Performance- Based (in millions)*
Registered Investment Companies:	114	$121,670	0	$0
Other Pooled Investment Vehicles:	239	$211,995	0	$0
Other Advisory Accounts:	1069	$300,570	95	$32,730

38

Stephen A. Walsh
Type of Accounts	Number of Accounts Managed*	Total Assets Managed (in millions)*	Number of Accounts Managed for which Advisory Fee is Performance- Based*	Assets Managed for which Advisory Fee is Performance- Based (in millions)*
Registered Investment Companies:	114	$121,670	0	$0
Other Pooled Investment Vehicles:	239	$211,995	0	$0
Other Advisory Accounts:	1069	$300,570	95	$32,730

Edward A. Moody
Type of Accounts	Number of Accounts Managed*	Total Assets Managed (in millions)*	Number of Accounts Managed for which Advisory Fee is Performance- Based *	Assets Managed for which Advisory Fee is Performance- Based (in millions)*
Registered Investment Companies:	3	$820	0	$0
Other Pooled Investment Vehicles:	1	$65	0	$0
Other Advisory Accounts:	88	$17,050	8	$3,140

Carl L. Eichstaedt
Type of Accounts	Number of Accounts Managed*	Total Assets Managed (in millions)*	Number of Accounts Managed for which Advisory Fee is Performance- Based *	Assets Managed for which Advisory Fee is Performance- Based (in millions)*
Registered Investment Companies:	13	$3,880	0	$0
Other Pooled Investment Vehicles:	6	$1,840	0	$0
Other Advisory Accounts:	98	$20,235	3	$1,075

Mark Lindbloom
Type of Accounts	Number of Accounts Managed*	Total Assets Managed (in millions)*	Number of Accounts Managed for which Advisory Fee is Performance- Based*	Assets Managed for which Advisory Fee is Performance- Based (in millions)*
Registered Investment Companies:	6	$2,730	0	$0
Other Pooled Investment Vehicles:	3	$240	0	$0
Other Advisory Accounts:	32	$7,190	4	$1,300
*“Assets Managed for which Advisory Fee is Performance Based” data and “Number of Accounts Managed for which Advisory Fee is Performance-Based” data is already included in “Total Assets Managed” and “Number of Accounts Managed” columns, respectively.

Note: The numbers above reflect the overall number of portfolios managed by WAML. Mr. Leech and Mr. Walsh are involved in the management of all WAML’s portfolios, but they are not solely responsible for particular portfolios. WAML’s investment discipline emphasizes a team approach that combines the efforts of groups of specialists working in different market sectors. The individuals that have been identified are responsible for overseeing implementation of the WAML’s overall investment ideas and coordinating the work of the various sector teams. This structure ensures that client portfolios benefit from a consensus that draws on the expertise of all team members.

39

Please see “Potential Conflicts of Interest” under Western Asset.

As of December 31, 2007, S. Kenneth Leech, Stephen A. Walsh, Edward A. Moody, Carl L. Eichstaedt and Mark Lindbloom beneficially owned no securities of the Income Fund.

Western Asset – Income Fund

Western Asset’s portion of the Income Fund is managed by a team of portfolio managers, sector specialists and other investment professionals at Western Asset led by Chief Investment Officer S. Kenneth Leech and Deputy Chief Investment Officer Stephen A. Walsh. Messrs. Leech and Walsh each served as portfolio managers for Western Asset for over 11 years. Mr. Leech and Mr. Walsh serve as co-team leaders responsible for day-to-day strategic oversight of Western Asset’s portion of the Income Fund’s investments and for supervising the day-to-day operations of the various sector specialist teams dedicated to the specific asset classes in which Western Asset’s portion of the Income Fund invests.

For information regarding other accounts managed by Messrs, Leech and Walsh, please see “Other Accounts” under Western Asset.

For information regarding potential conflicts of interest, please see “Potential Conflicts of Interest” under Western Asset.

Please see “Compensation of Portfolio Managers” under Western Asset.

As of December 31, 2007, S. Kenneth Leech and Stephen A. Walsh beneficially owned no securities of the Income Fund.

BNY Mellon– Small Cap Growth Fund

The BNY Mellon Index Fund Management team is responsible for managing BNY Mellon’s portion of the Small Cap Growth Fund.  The five most senior members are Kurt Zyla, Lloyd Buchanan, Denise Krisko, Robert McCormack, and Todd Rose.

Each Portfolio Manager is responsible for various functions related to portfolio management, including, but not limited to, investing cash inflows, implementing investment strategy, researching and reviewing investment strategy, and overseeing members of his or her portfolio management team with more limited responsibilities. Each Portfolio Manager is authorized to make investment decisions for all portfolios managed by the team. Each Portfolio Manager has appropriate limitations on his or her authority for risk management and compliance purposes. No member of the portfolio team manages assets outside of the team. Ms. Krisko manages the team.  As of December 31, 2007, the team managed the following portfolios:

Kurt Zyla
Type of Accounts	Number of Accounts Managed	Total Assets Managed (in millions)	Number of Accounts Managed for which Advisory Fee is Performance- Based	Assets Managed for which Advisory Fee is Performance- Based (in millions)
Registered Investment Companies:	88	$6,921.17	0	$0
Other Pooled Investment Vehicles:	11	$6,711.52	0	$0
Other Advisory Accounts:	45	$9,719.40	0	$0

40

Lloyd Buchanan
Type of Accounts	Number of Accounts Managed	Total Assets Managed (in millions)	Number of Accounts Managed for which Advisory Fee is Performance- Based	Assets Managed for which Advisory Fee is Performance- Based (in millions)
Registered Investment Companies:	88	$6,921.17	0	$0
Other Pooled Investment Vehicles:	11	$6,711.52	0	$0
Other Advisory Accounts:	45	$9,719.40	0	$0

Denise Krisko
Type of Accounts	Number of Accounts Managed	Total Assets Managed (in millions)	Number of Accounts Managed for which Advisory Fee is Performance- Based	Assets Managed for which Advisory Fee is Performance- Based (in millions)
Registered Investment Companies:	88	$6,921.17	0	$0
Other Pooled Investment Vehicles:	11	$6,711.52	0	$0
Other Advisory Accounts:	45	$9,719.40	0	$0

Robert McCormack
Type of Accounts	Number of Accounts Managed	Total Assets Managed (in millions)	Number of Accounts Managed for which Advisory Fee is Performance- Based	Assets Managed for which Advisory Fee is Performance- Based (in millions)
Registered Investment Companies:	88	$6,921.17	0	$0
Other Pooled Investment Vehicles:	11	$6,711.52	0	$0
Other Advisory Accounts:	45	$9,719.40	0	$0

Todd Rose
Type of Accounts	Number of Accounts Managed	Total Assets Managed (in millions)	Number of Accounts Managed for which Advisory Fee is Performance- Based	Assets Managed for which Advisory Fee is Performance- Based (in millions)
Registered Investment Companies:	88	$6,921.17	0	$0
Other Pooled Investment Vehicles:	11	$6,711.52	0	$0
Other Advisory Accounts:	45	$9,719.40	0	$0

BNY Mellon has represented that there are no material conflicts between the portfolio manager’s management of a portion of the Small Cap Growth Fund’s investments and the investments of the other accounts the team manages.

41

As of December 31, 2007, a BNY Mellon portfolio manager’s compensation generally consists of base salary, bonus, and various long-term incentive compensation vehicles, if eligible.  In addition, portfolio managers are eligible for the standard retirement benefits and health and welfare benefits available to all bank employees.  In the case of portfolio managers responsible for managing the funds and managed accounts, the method used to determine their compensation is the same for all funds and investment accounts.  A portfolio manager’s base salary is determined by the manager’s experience and performance in the role, taking into account the ongoing compensation benchmark analyses performed by the bank’s human resources department.  A portfolio manager’s base salary is generally a fixed amount that may change as a result of periodic reviews, upon assumption of new duties, or when a market adjustment of the position occurs.  A portfolio manager’s bonus is determined by a number of factors.  One factor is gross, pre-tax performance of the fund relative to expectations for how the fund should have performed, given its objectives, policies, strategies and limitations, and the market environment during the measurement period.  This performance factor is not based on the value of assets held in the fund’s portfolio.  For each fund, the performance factor depends on how the portfolio manager performs relative to the fund’s benchmark and the fund’s peer group, over one-year and three-year time periods.  Additional factors include the portfolio manager’s contributions to the investment management functions within the sub-asset class, contributions to the development of other investment professionals and supporting staff, and overall contributions to strategic planning and decisions for the investment group.  The bonus is paid on an annual basis.

As of December 31, 2007, members of the BNY Mellon Index Fund Management team beneficially owned no securities of the Small Cap Growth Fund.

Copper Rock – Small Cap Growth Fund

Tucker Walsh and Mike Malouf, portfolio managers of Copper Rock’s portion of the Small Cap Growth Fund, are primarily responsible for the day-to-day management of other registered investment companies and other pooled investment vehicles.  As of December 31, 2007, information on these other accounts is as follows:

 Tucker Walsh
Type of Accounts	Number of Accounts Managed	Total Assets Managed (in millions)	Number of Accounts Managed for which Advisory Fee is Performance- Based	Assets Managed for which Advisory Fee is Performance- Based (in millions)
Registered Investment Companies:	29	$1,445	0	$0
Other Pooled Investment Vehicles:	2	$239	0	$0
Other Advisory Accounts:	11	$368	0	$0

Mike Malouf
Type of Accounts	Number of Accounts Managed	Total Assets Managed (in millions)	Number of Accounts Managed for which Advisory Fee is Performance- Based	Assets Managed for which Advisory Fee is Performance- Based (in millions)
Registered Investment Companies:	29	$1,445	0	$0
Other Pooled Investment Vehicles:	2	$239	0	$0
Other Advisory Accounts:	11	$368	0	$0

Copper Rock’s investment personnel may be part of portfolio management teams serving numerous accounts for multiple clients of Copper Rock.  These client accounts may include registered investment companies, other types of pooled accounts, and separate accounts (i.e., accounts managed on behalf of individuals or public or private institutions).  Portfolio managers, research analysts and trading desk personnel (collectively, “portfolio management team”) provide services for multiple clients simultaneously.  A summary of certain potential conflicts of interest is provided below.  Please note, however, that this summary is not intended to describe every possible conflict of interest that members of the portfolio management teams may face.

Copper Rock may receive differential compensation from different advisory clients and each advisory client may be more or less profitable to Copper Rock than other advisory clients (e.g. clients also may demand different levels of service or have larger, smaller or multiple relationships with Copper Rock).  Portfolio management team personnel also may make personal investments in accounts they manage or support.  Portfolios within the same product type are managed the same, all portfolios have approximately the same percentage ownership, but may be different based on other client specific restrictions and rounding.  Copper Rock’s portfolio management team may not be able to acquire enough of a certain security to fill all the orders across all the client portfolios. Copper Rock has a written procedure that requires the available shares to be distributed on a pro-rata basis across the appropriate portfolios.

42

Copper Rock compensates the portfolio managers with a fixed salary and a bonus.  Bonuses are based on the profitability of Copper Rock.  In addition, each portfolio manager has substantial equity ownership in Copper Rock and receives a proportional share of any net profit earned by Copper Rock.

As of December 31, 2007, Tucker Walsh and Mike Malouf beneficially owned no securities of the Small Cap Growth Fund.

PanAgora – International Equity Fund

Putnam Investments Trust owns approximately 80% of the outstanding voting stock of PanAgora indirectly through its wholly owned subsidiary, Putnam Investments.  The principal business of Putnam Investments Trust is money management.  The remainder of PanAgora’s voting stock (20%) is held by Nippon Life Insurance Company (“Nippon Life”).  The principal businesses of Nippon Life are insurance (primarily life insurance) and investment management.  Great-West, a subsidiary of Power Financial Corporation (“Power Financial”), owns Putnam Investments Trust.

Great-West is a Canadian financial services holding company with interests in the life insurance, health insurance, retirement, savings, and reinsurance businesses.  Power Financial, an international management and holding company of financial services businesses, owns approximately 70.6% of the voting shares of Great-West.  Power Corporation of Canada, a diversified international management and holding company, owns approximately 66.4% of the voting securities of Power Financial.  The Honorable Paul Desmarais, Sr., through a group of private holding companies which he controls, has voting control of Power Corporation of Canada.

The address of Mr. Desmarais, Power Corporation of Canada, and Power Financial is 751 Victoria Square, Montreal, Quebec H2Y 2J3.  The address of Great-West is 100 Osborne Street North, Winnipeg, Manitoba, R3C 3A5.  The address of all Putnam entities is One Post Office Square, Boston, MA 02109.

William G. Zink, Melanie Batstone, Randall Yarlas, and Anthony Troilo, portfolio managers of PanAgora’s portion of the International Equity Fund, are primarily responsible for the day-to-day management of other registered investment companies and other pooled investment vehicles.  As of December 31, 2007, information on these other accounts is as follows:

William G. Zink
Type of Accounts	Number of Accounts Managed	Total Assets Managed (in millions)	Number of Accounts Managed for which Advisory Fee is Performance- Based	Assets Managed for which Advisory Fee is Performance- Based (in millions)
Registered Investment Companies:	2	$63.1	0	$0
Other Pooled Investment Vehicles:	8	$2,017.8	0	$0
Other Advisory Accounts:	24	$4,723.7	2	$611.00

43

Melanie Batstone
Type of Accounts	Number of Accounts Managed	Total Assets Managed (in millions)	Number of Accounts Managed for which Advisory Fee is Performance- Based	Assets Managed for which Advisory Fee is Performance- Based (in millions)
Registered Investment Companies:	2	$63.1	0	$0
Other Pooled Investment Vehicles:	4	$1,558.1	0	$0
Other Advisory Accounts:	22	$4,113.1	0	$0

Randall Yarlas
Type of Accounts	Number of Accounts Managed	Total Assets Managed (in millions)	Number of Accounts Managed for which Advisory Fee is Performance- Based	Assets Managed for which Advisory Fee is Performance- Based (in millions)
Registered Investment Companies:	2	$63.1	0	$0
Other Pooled Investment Vehicles:	13	$2,116.1	0	$0
Other Advisory Accounts:	26	$5,632.8	2	$611.00

Anthony Troilo
Type of Accounts	Number of Accounts Managed	Total Assets Managed (in millions)	Number of Accounts Managed for which Advisory Fee is Performance- Based	Assets Managed for which Advisory Fee is Performance- Based (in millions)
Registered Investment Companies:	2	$63.1	0	$0
Other Pooled Investment Vehicles:	7	$1988.5	0	$0
Other Advisory Accounts:	22	$4,113.1	0	$0

PanAgora has represented that there are no material conflicts between the portfolio managers’ management of a portion of the International Equity Fund’s investments and the investments of the other accounts they manage.

PanAgora’s compensation package consists of base salary, a performance-based bonus, and equity incentives.  Base salary and the performance bonus account for the majority of an employee’s remuneration.  All investment professionals and senior executives receive industry competitive salaries (based on an annual benchmarking study) and are rewarded with meaningful performance-based annual bonuses, which can exceed 100% of base salary.

All employees of the firm are evaluated by comparing their performance against tailored and specific objectives.  These goals are developed and monitored through the cooperation of employees and their immediate supervisors.  The performance bonus elements may comprise cash and/or equity incentives at the discretion of management.  PanAgora does not have any fixed targets relating to those elements.

As of December 31, 2007, Mr. Zink, Ms. Batstone, Mr. Yarlas, and Mr. Troilo beneficially owned no securities of the International Equity Fund.

Thomas White-International Equity Fund

Thomas White, located at 440 S. LaSalle Street, Suite 3900, Chicago, Illinois 60605 had approximately $1.01 billion in assets under management as of December 31, 2007.   Day to day management of Thomas White's portion of the International Equity Fund is the responsibility of portfolio managers Thomas S. White, Jr., Douglas M. Jackman, CFA, Wei Li, Ph.D, CFA and Jinwen Zhang, Ph.D, CFA.  Messrs. White, Jackman, and Li and Ms. Zhang are primarily responsible for the day-to-day management of other registered investment companies, other pooled investment vehicles and other advisory accounts. As of December 31, 2007, information on these other accounts is as follows:

44

Thomas S. White, Jr.
Type of Accounts	Number of Accounts Managed		Total Assets Managed (in millions)	Number of Accounts Managed for which Advisory Fee is Performance- Based	Assets Managed for which Advisory Fee is Performance- Based (in millions)
Registered Investment Companies:	2		$285	0	N/A
Other Pooled Investment Vehicles:	3		$382	3	$382
Other Advisory Accounts:	575	*	$308	0	N/A

Douglas M. Jackman
Type of Accounts	Number of Accounts Managed		Total Assets Managed (in millions)	Number of Accounts Managed for which Advisory Fee is Performance- Based	Assets Managed for which Advisory Fee is Performance- Based (in millions)
Registered Investment Companies:	0		N/A	0	N/A
Other Pooled Investment Vehicles:	3		$382	3	$382
Other Advisory Accounts:	575	*	$308	0	N/A

Wei Li
Type of Accounts	Number of Accounts Managed		Total Assets Managed (in millions)	Number of Accounts Managed for which Advisory Fee is Performance- Based	Assets Managed for which Advisory Fee is Performance- Based (in millions)
Registered Investment Companies:	0		N/A	0	N/A
Other Pooled Investment Vehicles:	3		$382	3	$382
Other Advisory Accounts:	575	*	$308	0	N/A

Jinwen Zhang
Type of Accounts	Number of Accounts Managed		Total Assets Managed (in millions)	Number of Accounts Managed for which Advisory Fee is Performance- Based	Assets Managed for which Advisory Fee is Performance- Based (in millions)
Registered Investment Companies:	0		N/A	0	N/A
Other Pooled Investment Vehicles:	3		$382	3	$382
Other Advisory Accounts:	575	*	$308	0	N/A
*These accounts include 550 separately managed and/or wrap accounts totaling $197 million in assets.

45

At times, Thomas White’s management of other accounts potentially could conflict with the interests of the International Equity Fund. That may occur whether the investment strategies of the other accounts are the same as, or different from, the International Equity Fund’s investment objectives and strategies. For example, the team may need to allocate investment opportunities between the International Equity Fund and another account having similar objectives or strategies, or may need to execute transactions for another account that could have a negative impact on the value of securities held by the International Equity Fund. In addition, similar accounts managed by the Thomas White team may have different cash flow requirements which may result in differences in the timing of the buying  or selling of the same security across portfolios. Not all accounts advised by Thomas White have the same management fee. If the management fee structure of another account is more advantageous to Thomas White than the fee structure of the International Equity Fund, Thomas White could have an incentive to favor the other account.  At various times, the team may manage other accounts with investment objectives and strategies that are similar to those of the International Equity Fund, or may manage accounts with investment objectives and strategies that are different from those of the International Equity Fund.

Thomas White has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, which it believes address the conflicts associated with managing multiple accounts for multiple clients.  In addition, Thomas White monitors a variety of areas, including compliance with account investment guidelines and restrictions, the allocation of initial public offerings and other similar investment opportunities, and compliance with Thomas White’s Code of Ethics and with the applicable compliance programs under the 1940 Act and the Investment Advisers Act of 1940.

Mr. White’s, Mr. Jackman’s, Mr. Li’s and Ms. Zhang’s compensation is based on a competitive, fixed salary paid by Thomas White, and a discretionary bonus based on Thomas White’s overall economic performance. Compensation is not based on either the International Equity Fund’s pre-tax or post-tax performance or the value of assets held in the International Equity Fund’s portfolio.

As of December 31, 2007, Thomas S. White, Douglas M. Jackman, Wei Li, and Jinwen Zhang beneficially owned no securities of the International Equity Fund.

Approval of Advisory and Subadvisory Agreements

Information regarding the Board’s approval of the Investment Advisory Agreements and Subadvisory Agreements of the Equity Fund, Balanced Fund, Income Fund, Short-Term Investment Fund, Small Cap Growth Fund, International Equity Fund, Socially Responsible Fund and Target Maturity Funds is included in the Funds’ annual reports to shareholders dated December 31, 2007.

CODE OF ETHICS. The Trust, the Adviser and the subadvisers have adopted Codes of Ethics (the “Codes”) which substantially comply with Rule 17j-l under the 1940 Act. The Codes permit personnel who are subject to the Codes to make personal securities transactions, including in securities that may be purchased or held by the funds, subject to the requirements and restrictions set forth in such Codes. The Codes contain provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of investment advisory clients such as those of the Trust.

DISCLOSURE OF PORTFOLIO HOLDINGS. The Trust’s policies and procedures governing disclosure of portfolio holdings permit nonpublic portfolio holding information to be shared with the Trust’s service providers and others who generally need access to such information in the performance of their duties and responsibilities, such as the Trust’s Adviser, subadvisers, administrator, custodian, fund accountants, independent public accountants, attorneys, officers and trustees. The names of all these parties are included elsewhere in this SAI, and information is provided to these parties on a real-time basis or as needed with no time lag. Making portfolio holdings information available to such parties is an incidental part of the services they provide the Trust. In addition, the Funds’ portfolio holdings may be discussed with third parties (e.g., broker/dealers) for the purpose of analyzing or trading such securities. Such parties are subject to duties of confidentiality by agreement or otherwise including a duty not to trade on nonpublic information. Nonpublic portfolio holdings information may also be disclosed by the Funds or the Adviser to certain third parties, provided that (i) a good faith determination is made that the Fund has a legitimate business purpose to provide the information and the disclosure is in the Fund’s best interests; (ii) the recipient does not distribute the portfolio holdings or results of the analysis to third parties, or persons who are likely to use the information for purposes of purchasing or selling shares of the Fund prior to the portfolio holdings becoming public information; (iii) the recipient signs a written confidentiality agreement; and (iv) the Chief Compliance Officer of the Trust approves of the disclosure. These conditions do not apply to portfolio holdings information released to such third parties after it is posted on the Adviser’s website. Currently, there are no arrangements to which these conditions apply.

46

The Funds’ portfolio holdings and characteristics may be disclosed in other circumstances if reviewed and approved by the Trust’s Chief Compliance Officer. Any disclosure of portfolio holdings or characteristics not addressed by the Trust’s policies and procedures must be submitted to the Chief Compliance Officer for review before dissemination. No compensation or other consideration is received by the Trust or any affiliates of the Trust for disclosure of portfolio holdings information. The CCO provides the Board of Trustees with reports of any potential exceptions to, or violations of, the Trust’s policies and procedures governing disclosure of portfolio holdings that are deemed to constitute a material compliance matter. The Chief Compliance Officer is responsible for monitoring compliance with these procedures, including requesting information from service providers.

The Funds disclose their portfolio holdings to the extent required by law.

PROXY VOTING POLICIES. The subadvisers of the Funds have been delegated the responsibility for voting the Funds’ proxies pursuant to the Investment Sub-Advisory Agreements. Each subadviser votes proxies according to proxy voting policies, which are included as Appendix B to this SAI. The Adviser monitors the subadvisers’ compliance with their stated policies and reports to the Board annually on any proxies that were not voted in accordance with a subadviser’s stated policy and any circumstances in which a conflict of interest was identified and how the proxies were voted.

BROKERAGE ALLOCATION

The Investment Advisory Agreements and the Investment Sub-Advisory Agreements authorize the Adviser and the subadvisers, respectively (collectively, the “Advisers”) (subject to the discretion and control of the Trust’s Board of Trustees), to select the brokers or dealers that will execute the purchases and sales of portfolio securities and direct the Advisers to use their best efforts to obtain the best available price and most favorable execution. Subject to policies established by the Board of Trustees of the Trust, the Advisers may also be authorized to effect individual securities transactions at commission rates in excess of the minimum commission rates available, if an Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage or research services provided, viewed in terms of either the particular transaction or the Adviser’s overall responsibilities with respect to the Fund and other clients.

In placing portfolio transactions, each of the Advisers will use its best judgment to choose the broker most capable of providing the brokerage services necessary to obtain the best available price and most favorable execution. The full range and quality of brokerage services available will be considered in making these determinations. In those instances where it is reasonably determined that more than one broker can offer the brokerage services needed to obtain the best available price and most favorable execution, consideration may be given to those brokers which supply investment research and other services in addition to execution services. Such services may include factual and statistical information or other items of supplementary research assistance.

Each of the Advisers considers such information useful in the performance of its obligations under the advisory agreements, but is unable to determine the amount by which such services may reduce its expenses. Research services provided by brokers through which the Funds effect securities transactions may be used by an Adviser in servicing all of its accounts; not all of these services may be used by the Adviser in connection with the Funds. In addition, within the parameters of achieving best price and execution, brokerage services may be used to generate commission credits which are used to pay for pricing agent and custodial services. See “Other Services — Fund Pricing Agreements and Custodial Agreement.”

Each of the Advisers is authorized to consider for investment by a Fund securities that may also be appropriate for other mutual funds and/or clients served by the Advisers. To assure fair treatment of each Fund and all clients of the Advisers in situations in which two or more clients’ accounts participate simultaneously in a buy or sell program involving the same security, such transactions will be allocated among the Funds and clients in a manner deemed equitable by the Advisers.

To the extent directed by management of the Funds in writing, the Adviser will direct one or more subadvisers to execute purchases and sales of portfolio securities for a Fund through brokers or dealers designated by management of the Fund to the Adviser for the purpose of providing direct benefits to the Fund, subject to the subadviser seeking best execution. However, brokerage commissions or transaction costs in such transactions may be higher, and a Fund may receive less favorable prices, than those which a subadviser could obtain from another broker or dealer, in order to obtain such benefits for the Fund.

AllianceBernstein may use an affiliate to place the orders for the purchase and sale of the Socially Responsible Fund’s securities and for its portion of the Equity Fund’s securities. In order for AllianceBernstein’s affiliate to effect any such transaction for the Equity Fund or the Socially Responsible Fund, the commissions, fees or other remuneration received by AllianceBernstein’s affiliate must be reasonable and fair, compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities, futures or options on futures being purchased or sold on an exchange during a comparable period of time. This standard would allow AllianceBernstein’s affiliate to receive no more than the remuneration that would be expected to be received by an unaffiliated broker in a commensurate arm’s-length transaction. Furthermore, the Board of Trustees, including a majority of the trustees who are not “interested” trustees, has adopted procedures that are reasonably designed to provide that any commissions, fees or other remuneration paid to AllianceBernstein’s affiliate are consistent with the foregoing standard.

47

For the fiscal year ended December 31, 2005, the Equity Fund paid brokerage commissions of $57,353 (12.46% of the Equity Fund’s aggregate brokerage commissions, representing 4.24% of the Equity Fund’s aggregate dollar amount of transactions involving the payment of commissions) to AllianceBernstein’s affiliate. In addition, for the fiscal year ended December 31, 2005 the Socially Responsible Fund paid brokerage commissions of $30,929 (57.48% of the Socially Responsible Fund’s aggregate brokerage representing of 12.14% of the Socially Responsible Fund’s aggregate dollar amount of transactions involving the payment of commissions) to AllianceBernstein’s affiliate. For the fiscal year ended December 31, 2006, the Equity Fund paid no brokerage commissions to AllianceBernstein’s affiliate.  In addition, for the fiscal year ended December 31, 2006, the Socially Responsible Fund paid no brokerage commissions to AllianceBernstein’s affiliate.  For the fiscal year ended December 31, 2007, the Equity Fund paid brokerage commissions of  $727  (0.41% of the Equity Fund’s aggregate brokerage commissions, representing 0.17% of the Equity Fund’s aggregate dollar amount of transactions involving the payment of commissions) to AllianceBernstein’s affiliate.  In addition, for the fiscal year ended December 31, 2007 the Socially Responsible Fund paid no brokerage commissions to AllianceBernstein’s affiliate. The following table describes the brokerage fees paid by each Fund during its three most recent fiscal years ended December 31.

Name of Fund	2005	2006	2007
Equity Fund	$460,481	$519,833	$396,076
Balanced Fund(1)	—	—	—
Income Fund(1)	—	—	—
Short-Term Investment Fund(1)	—	—	—
Small Cap Growth Fund	276,382	249,994	1,698
International Equity Fund	69,312	71,663	42,979
Socially Responsible Fund	53,808	29,391	21,361
2010 Aggressive Fund(1)(2)	N/A	—	—
2010 Moderate Fund(1)(2)	N/A	—	—
2010 Conservative Fund(1)(2)	N/A	—	—
2015 Moderate Fund(1)(2)	N/A	—	—
2025 Moderate Fund(1)(2)	N/A	—	—
2035 Moderate Fund(1)(2)	N/A	—	—
2045 Moderate Fund(1)(2)	N/A	—	—

(1)
There are generally no brokerage fees for the Balanced Fund, Income Fund, Short-Term Investment Fund or Target Maturity Funds because these funds do not directly own any equity securities or make equity trades. Where multiple brokers are deemed to be able to provide best execution, brokerage commissions may be allocated to brokers on the basis of their ability to provide research.

(2)	The Target Maturity Funds commenced operations on May 1, 2006.

As of December 31, 2007, the Funds held the following securities of their regular brokers or dealers as follows:

Fund	Brokers or Dealers	Market Value
Equity Fund	Bank of America Corp.	$5,754,532
	Morgan Stanley	$4,113,157
	Lehman Brothers Holdings, Inc.	$3,710,448
	JPMorgan Chase & Co.	$3,043,322
	Goldman Sachs Group, Inc.	$1,778,679
	Countrywide Financial Corp.	$950,769
	Merrill Lynch & Co., Inc.	$495,037

Balanced Fund	None

Income Fund	JP Morgan Securities, Inc.	$1,637,396
	Lehman Brothers Holdings, Inc.	$1,586,189
	Bank of America Corp.	$2,570,361
	Morgan Stanley	$2,559,883
	Bear Stearns Cos., Inc. (The)	$236,490
	Goldman Sachs Group, Inc.	$324,626

Short-Term Investment Fund	UBS-Financial Delaware	$173,679
	Bank of America Corp.	$99,923
	JPMorgan Chase & Co	$150,373
Small Cap Growth Fund	None

International Equity Fund	UBS AG	$179,581
	Deutche Bank AG	$134,137
	Credit Suisse Group	$119,654
	Nomura Holdings, Inc.	$58,508

Socially Responsible Fund	Bank of America Corp.	$1,720,542
	JPMorgan Chase & Co.	$6,492,830
	Merrill Lynch & Co., Inc.	$671,000
	Goldman Sachs Group, Inc. (The)	$150,535
	Morgan Stanley	$759,473

Target Maturity Funds	None

48

DISTRIBUTOR

Pursuant to a Distribution  Agreement dated May 30, 2008, SEI Investments Distribution Co., One Freedom Valley Drive, Oaks, Pennsylvania 19456, is the distributor (the “Distributor”) for the continuous offering of shares of the Trust and acts as agent of the Trust in the sale of its shares. The Distribution Agreement provides that the Distributor will use its best efforts to distribute the Funds’ shares. Prior to July 14, 2008,  PFPC Distributors, Inc. (“PFPC Distributors”), 760 Moore Road, King of Prussia, Pennsylvania 19406, served as the Trust’s distributor.

The Distribution Agreement continues in effect from year to year so long as such continuance is approved at least annually by a vote of the Board of Trustees of the Trust, including the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the Distribution Agreement. The Distribution Agreement automatically terminates in the event of its assignment and may be terminated with respect to a Fund at any time without penalty by the Fund or by the Distributor upon 60 days’ notice. Termination by the Trust with respect to a Fund may be by vote of a majority of the Board of Trustees, including a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the Distribution  Agreement, or a “majority of the outstanding voting securities” of the Fund, as defined under the 1940 Act. The Distribution Agreement may not be amended with respect to a Fund to increase the fee to be paid by the Fund without approval by a majority of the outstanding voting securities of such Fund and all material amendments must in any event be approved by the Board of Trustees in the manner described above with respect to the continuation of the Distribution Agreement.

The Trust has adopted a plan under Rule 12b-l with respect to the Equity Fund, Balanced Fund, Income Fund, Short-Term Investment Fund, Small Cap Growth Fund, International Equity Fund and Socially Responsible Fund that provides for fees to compensate the Distributor for distribution and shareholder services. For its services under the distribution plan, the Distributor receives a distribution fee from each Fund, payable monthly, at the annual rate of 0.25% of average daily net assets attributable to each Fund. During the last three fiscal years, PFPC Distributors,  received the following in distribution fees from the Funds:

2005
Equity Fund	$1,282,872
Balanced Fund	$0
Income Fund	$320,138
Short-Term Investment Fund	$8,071
Small Cap Growth Fund	$130,231
International Equity Fund	$99,233
Socially Responsible Fund	$195,808

2006
Equity Fund	$1,276,296
Balanced Fund	$0	*
Income Fund	$317,033
Short-Term Investment Fund	$9,316
Small Cap Growth Fund	$134,700

49

2006
International Equity Fund	$114,112
Socially Responsible Fund	$211,023
2010 Aggressive Fund	$0	*
2010 Moderate Fund	$0	*
2010 Conservative Fund	$0	*
2015 Moderate Fund	$0	*
2025 Moderate Fund	$0	*
2035 Moderate Fund	$0	*
2045 Moderate Fund	$0	*

2007
Equity Fund	$1,312,811
Balanced Fund	$0
Income Fund	$324,231
Short-Term Investment Fund	$15,749
Small Cap Growth Fund	$144,637
International Equity Fund	$139,315
Socially Responsible Fund	$230,240
2010 Aggressive Fund	$0	*
2010 Moderate Fund	$0	*
2010 Conservative Fund	$0	*
2015 Moderate Fund	$0	*
2025 Moderate Fund	$0	*
2035 Moderate Fund	$0	*
2045 Moderate Fund	$0	*

*	The Balanced Fund and Target Maturity Funds were not assessed distribution fees due to the “fund of funds” structure.

During this period, PFPC Distributors paid all of the distribution fees or compensation to insurance companies or their affiliates.

The distribution plan for the Equity Fund, Balanced Fund, Income Fund, Short-Term Investment Fund, Small Cap Growth Fund, International Equity Fund and Socially Responsible Fund is a compensation plan, which means that the Distributor is compensated regardless of its expenses, as opposed to reimbursement plans which reimburse only for expenses incurred. The Distributor may, and it is expected that the Distributor will, pay all or a portion of its fee to insurance companies or their affiliates or financial services firms who assist in distributing or promoting the sale of Fund shares. It is expected that such insurance companies and financial services firms will provide certain shareholders account services, periodic information reporting and telephone support for contract owners with respect to inquiries about the Funds.

The Board of Trustees considered various factors in making the determination that the distribution plan is reasonably likely to benefit the Funds and their respective shareholders, including: (1) the fact that the Funds would be primarily dependent for sales of their shares on insurance companies including the Funds as underlying investment vehicles for their insurance products and that in order to be competitive, the Funds must offer compensation to the insurance companies to help defray distribution costs; (2) the likelihood that the distribution plan would stimulate sales of shares of the Funds and assist in increasing the asset base of the Funds; (3) the potential advantages to shareholders of the Funds of prompt and significant growth of the asset base of the Funds, including reaching certain breakpoints and achieving other economies of scale; (4) the formula pursuant to which the payment of fees under the distribution plan is determined; (5) the reasonableness of the fees to be paid under the distribution plan ; (6) the lack of reasonable alternative methods of distribution and payments thereof which would be equally effective; and (7) the fact that any significant increase in the asset value of the Funds would benefit the Adviser by increasing the advisory fees payable to it.

The Trust has also adopted a plan under Rule 12b-l with respect to the Target Maturity Funds that provides for fees to reimburse the Distributor for distribution and shareholder services. Under the distribution plan, the Distributor may be reimbursed through a distribution fee from each Fund for distribution or shareholder services incurred, payable monthly, at the annual rate of up to 0.25% of average daily net assets attributable to each Fund.

The Target Maturity Funds’ distribution plan is a reimbursement plan which reimburses only for expenses incurred. There is no present intention for the Target Maturity Funds to incur distribution or shareholder services and thus to pay distribution fees, under the distribution plan.

50

The Board of Trustees considered various factors in making the determination that the distribution plan is reasonably likely to benefit the Target Maturity Funds and their respective shareholders, including: (1) the fact that the Funds will be primarily dependent for sales of their shares on insurance companies; and that in the competitive marketplace, funds often provide compensation to insurance companies to help defray their costs in distributing the insurance contract; (2) the likelihood that the distribution plan will stimulate sales of shares of the Trust, and assist in increasing the asset base of the Funds in the face of competition from a variety of other products; (3) the potential advantages to shareholders of the Trust of growth of the asset base of the Funds, including greater liquidity, more investment flexibility and achievement of greater economies of scale; (4) the formula pursuant to which the payment of fees under the distribution plan is determined; (5) the reasonableness of the fees to be paid under the distribution plan; (6) the lack of reasonable alternative methods of distribution and payments therefore which would be equally effective; and (7) the fact that any increase in the asset value of the Funds will benefit the Adviser by increasing the fees payable to it.

From time to time, the Distributor and financial service firms it appoints may engage in activities which jointly promote the sales of shares of multiple Funds, the cost of which may not be readily identifiable or related to any one Fund. Generally, the distribution expenses attributed to such joint distribution activities will be allocated among each Fund on the basis of its respective net assets.

Each distribution plan continues in effect from year to year so long as such continuance is approved at least annually by a vote of the Board of Trustees of the Trust, including the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the distribution plan. Each distribution plan may be terminated with respect to a Fund at any time without penalty or by vote of a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the distribution plan or by vote of a majority of the outstanding securities of a class of the Fund. If a distribution plan is terminated in accordance with its terms, the obligation of a Fund to make payments to the Distributor pursuant to the distribution plan will cease and the Fund will not be required to make any payments past the termination date. Thus, there is no legal obligation for the Fund to pay any expenses incurred by the Distributor in excess of its fees under the distribution plan, if for any reason the Plan is terminated in accordance with its terms. Future fees under the distribution plan may or may not be sufficient to reimburse the Distributor for its expenses incurred. A distribution plan may not be amended with respect to a Fund to increase the fee to be paid by the Fund without approval by a majority of the outstanding voting securities of such Fund and all material amendments must in any event be approved by the Board of Trustees in the manner described above with respect to the continuation of the distribution plan.

With the exception of the Adviser, in its capacity as the Trust’s investment adviser and the Distributor, in its capacity of distributor of Fund shares, no interested person of the Trust and none of the Trustees who are not interested persons of the Trust have any direct or indirect financial interest in the distribution plans and any related distribution agreement.

PAYMENTS TO INSURANCE COMPANIES. The Adviser will pay insurance companies or their affiliates servicing fees based on shares held by variable annuity products issued by such insurance companies. In return for receiving these fees, such insurance companies or their affiliates will provide certain shareholder account services, periodic information reporting and telephone support for contract owners with respect to inquiries about the Funds.

OTHER SERVICES

ADMINISTRATOR The Trust has entered into an Administration Agreement, dated May 30, 2008, with SEI Investments Global Funds Services (“SEI” or “Administrator”), a Delaware statutory trust.  SEI is located at One Freedom Valley Drive, Oaks, PA  19456 and is an affiliate of the Distributor. SEI Investments Management Corporation, a wholly owned subsidiary of SEI Investments Company, is the owner of all beneficial interest in the Administrator. SEI Investment Management Corporation, and its subsidiaries and affiliates,  including the Administrator, are leading providers of funds evaluation services, trust accounting systems, and brokerage and information services to financial institutions, institutional investors and money managers.  The Administrator and its affiliates also serve as administrator or sub-administrator to other mutual funds.

Administration Agreement with the Trust.  Under the Administration Agreement, the Administrator provides the Trust with administrative services, including regulatory reporting and all necessary office space, equipment, personnel and facilities.  Prior to July 14, 2008, PFPC Inc. (“PFPC”) served as administrator to the Trust pursuant to a Fund Accounting, Financial and Regulatory Administration and Transfer Agency Services Agreement, dated June 27, 2005 and a prior agreement dated October 1, 2004, which terminated on June 27, 2005.

51

The following table describes the administration and accounting fees paid by each Fund to PFPC for the years ended December 31, 2005, 2006 and 2007:

NAME OF FUND	2005		2006		2007
Equity Fund	$262,569		$399,981		$384,987
Balanced Fund	$13,546		$10,823		$9,997
Income Fund	$94,997		$177,609		$95,123
Short-Term Investment Fund	$3,308	*	$3,618		$4,630
Small Cap Growth Fund	$30,652		$69,891		$42,437
International Equity Fund	$53,634		$148,394		$139,315
Socially Responsible Fund	$42,170		$68,626		$67,516
2010 Aggressive Fund**	N/A		$2,225	***	$20,415	****
2010 Moderate Fund**	N/A		$2,225	***	$20,415	****
2010 Conservative Fund**	N/A		$2,225	***	$20,415	****
2015 Moderate Fund**	N/A		$2,225	***	$20,415	****
2025 Moderate Fund**	N/A		$2,225	***	$20,415	****
2035 Moderate Fund**	N/A		$2,225	***	$20,415	****
2045 Moderate Fund**	N/A		$2,225	***	$20,415	****

*	The Adviser reimbursed the Short-Term Investment Fund’s administration fees during 2005.
**	The Target Maturity Funds commenced operations on May 1, 2006.
***	PFPC waived $80,122 of administration fees for the Target Maturity Funds for the period May 1, 2006 to December 31, 2006.
****	PFPC waived $20,419 of administration fees for the Target Maturity Funds for the fiscal year ended December 31, 2007.

CUSTODIAL AGREEMENT. PFPC Trust Company serves as custodian of the assets of each Fund, including foreign securities through a sub-custodian relationship. Under the Custodian Services Agreement, PFPC Trust Company maintains each Fund’s portfolio securities, administers the purchases and sales of portfolio securities, collects interest and dividends and other distributions made on portfolio securities and performs other ministerial duties as outlined in the Custodian Services Agreement.

TRANSFER AGENT.  DST Systems, Inc., 430 W. 7th Street, Kansas City, MO 64105, serves as the Trust's transfer agent and dividend disbursing agent.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. PricewaterhouseCoopers LLP, Two Commerce Square, Suite 1700, 2001 Market Street, Philadelphia, Pennsylvania 19103-7042, currently serves as the Trust’s Independent Registered Public Accounting Firm. The Independent Registered Public Accounting Firm performs an annual audit of the financial statements of each Fund and provides services related to SEC filings throughout the year.

LEGAL COUNSEL. Vedder Price P.C., 222 North LaSalle Street, Chicago, Illinois 60601, serves as legal counsel to the Trust and the independent trustees of the Trust.

VOTING RIGHTS

Each Fund is authorized by the Declaration of Trust to issue an unlimited number of shares. Shares of each Fund are of the same class with equal rights and privileges with respect to liquidation of a Fund. Each share is entitled to vote on all matters submitted to a vote of shareholders. The shares of each Fund are fully paid and non-assessable, and have no preference as to conversion, exchange, dividends, retirement or other features. The shares of each Fund have no pre-exemptive rights. The shares of each Fund have noncumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of trustees can elect 100% of the trustees if they choose to do so.

Each person with voting rights will be provided with reports and proxy materials relating to the applicable Fund(s). To be entitled to vote, a shareholder (either a public shareholder of the Equity Fund or an insurance company separate account) must have been a shareholder on the record date. The number of Fund shares for which a shareholder may vote is determined by dividing the value of an interest in a Fund by the net asset value of one share of the Fund, as of the same date.

52

PURCHASE, REDEMPTION AND PRICING OF FUND SHARES

Each Fund sells and redeems its shares at net asset value per share, without a sales or redemption charge. No minimum purchase or redemption amounts apply. The daily net asset value of each Fund’s shares is determined by dividing the net assets by the number of outstanding shares. Net assets are equal to the total assets of the Fund less its liabilities. The price at which a purchase is effected is based on the next calculated net asset value after the order is received by your insurance company, as described in the product prospectus describing your particular variable annuity contract. A security listed or traded on a domestic exchange is valued at its last sales price on the exchange where it is principally traded. In the absence of a current quotation, the security is valued at the mean between the last bid and asked prices on the exchange. Securities traded over-the-counter (other than NASDAQ) in the United States are valued at the last current sale price. If there are no such sales, the most recent bid quotation is used. Securities quoted on the NASD Automatic Quotation (“NASDAQ”) System, for which there have been sales, are valued at the NASDAQ Official Closing Price. If there are no such sales, the value is the bid quotation. Equity securities primarily traded on a foreign exchange or market are valued daily at the price, which is an estimate of the fair value price, as provided by an independent pricing service. Foreign securities are converted to U.S. dollars using exchange rates at the close of the New York Stock Exchange. In the event market quotations are not readily available, securities are valued according to procedures established by the Board of Trustees or are valued at fair value as determined in good faith by the Pricing Committee, whose members include at least one representative of the Adviser who is an officer of the Trust and at least one portfolio management professional of the subadviser responsible for managing the portion of the Fund whose securities require a fair value determination, or the Trust’s Valuation Committee. Securities whose value does not reflect fair value because a significant valuation event has occurred may be valued at fair value by the Pricing Committee or the Trust’s Valuation Committee. Investments in the Underlying Funds by both the Balanced Fund and Target Maturity Funds are valued at their net asset value as reported by the Underlying Funds.

Debt securities that have a remaining maturity of 60 days or less are valued at cost, plus or minus any amortized discount or premium. Under the amortized cost method of valuation, the security is initially valued at cost. Then, a Fund assumes a constant proportionate amortization in value until maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the security. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price that would be received upon the sale of the security. When market quotations are not available, securities are valued at fair value as discussed above.

SHORT-TERM AND EXCESSIVE TRADING. The Trust and its Funds are designed for long-term investors. The Funds do not accommodate short-term or excessive trading and ask the insurance companies that offer the Funds for cooperation in discouraging such trading activity through their variable annuity contracts. Such trading may present risks to other shareholders of the Funds, including disruption of portfolio investment strategies, with potential resulting harm to investment performance, and increased trading costs or Fund expenses. Thus, such trading may negatively impact a Fund’s net asset value and result in dilution to long-term shareholders.

In an effort to protect long-term shareholders, the Board of Trustees has adopted policies and procedures which seek to deter short-term and excessive trading. Shares of the Funds are only held as the underlying investment for variable annuity contracts issued by insurance companies, and, as a result, the participating insurance companies, rather than the underlying contract owners, are the shareholders of the Funds. Accordingly, the Funds do not have access to information regarding trading activity by individual contract owners and therefore are unable to monitor individual contract owners for violations of the Funds’ policy. The Board has directed Wilshire to seek to have the participating insurance companies monitor the trading activity of the individual contract owners to detect and deter market timing and encourages such insurance companies to take appropriate actions to deter market timing.

TAX MATTERS

The following is intended to be a general summary of certain federal income tax consequences of investing in a Fund. It is not intended to be a complete discussion of all such federal income tax consequences, nor does it purport to deal with all categories of investors.  Investors are therefore advised to consult with their own tax advisors concerning the federal, state, local or foreign tax consequences of an investment in a Fund.

Each Fund qualifies and intends to continue to qualify as a regulated investment company under the Code. In order to qualify as a regulated investment company under the Code, a Fund must, among other things, (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stocks, securities, or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in these stocks, securities or foreign currencies; (b) distribute at least 90% of its net investment income which includes short-term capital gains, and (c) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the Fund’s total assets is represented by cash and cash items, government securities, the securities of other regulated investment companies and other securities limited in respect of any one issuer to 5% of the Fund’s total assets and to not more than 10% of the outstanding voting securities of that issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than government securities or the securities of other regulated investment companies) or of two or more issuers controlled by the Fund and engaged in the same, similar or related trades or businesses.

53

The Funds are investment vehicles for the variable contracts of life insurance companies. The separate accounts which maintain the variable contracts must satisfy quarterly diversification requirements under Section 817(h) of the Code. These diversification requirements, which apply in addition to the diversification requirements imposed on the Funds by the 1940 Act, place limitations on the investments of each Fund that can be made in the securities of certain issuers. If Fund investments are not adequately diversified under Section 817(h), the earnings of all variable contracts invested, in whole or in part, in the Fund will be currently taxable to the variable contract owners.

As a regulated investment company, a Fund is not subject to federal income tax on its net investment income (including short-term capital gains) if it distributes all net investment income to its shareholders. A Fund will not be subject to federal income tax on any net capital gains (the excess of net long-term capital gains over net short-term capital losses) that are distributed as capital gain dividends. If, however, shares of a Fund are sold at a loss after being held six months or less, such loss will be considered a long-term capital loss to the extent of any capital gains distributions on such shares. However, a Fund would be subject to corporate income tax (currently imposed at a maximum rate of 35%) on any undistributed income. Each Fund intends to distribute to its shareholders, at least annually, all or substantially all of its investment company taxable income and net capital gains. Amounts not distributed on a timely basis may be subject to a nondeductible 4% federal excise tax. To prevent imposition of this excise tax, each Fund must distribute, or be deemed to have distributed, during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the twelve month period ending on October 31 of the calendar year, and (3) all such ordinary income and capital gains for previous years that were not distributed during such years. Each Fund intends to make sufficient distributions on a timely basis to avoid the imposition of the excise tax.

A distribution will be treated as having been paid on December 31 if it is declared by a Fund in October, November or December and is paid in January of the following year. Accordingly, such distributions will be taxable to shareholders in the calendar year in which the distributions are declared.

If in any taxable year a Fund fails to qualify as a regulated investment company under the Code, such Fund would be taxed in the same manner as an ordinary corporation and distributions to its shareholders would not be deductible by the Fund in computing its taxable income. In addition, in the event of a failure to qualify as a regulated investment company, the Fund’s distributions, to the extent derived from the Fund’s current or accumulated earnings and profits, would generally constitute ordinary dividends, which although eligible for the dividends received deduction available to corporate holders, would be taxable to all shareholders as ordinary income, even though such distributions might otherwise, at least in part, have been treated as long-term capital gains in such shareholders’ hands.

A Fund’s transactions, if any, in options, futures and foreign currency transactions are subject to special tax provisions that may accelerate or defer recognition of certain gains or losses, change the character of certain gains or losses or alter the holding periods of certain of the Fund’s securities.

The mark-to-market rules of the Code may require a Fund to recognize unrealized gains and losses on certain options and futures held by the Fund at the end of the fiscal year. Under these provisions, 60% of any capital gain net income or loss recognized will generally be treated as long-term and 40% as short-term. However, although certain forward contracts and futures contracts on foreign currency are marked to market, the gain or loss is generally ordinary under Section 988 of the Code. In addition, the straddle rules of the Code would require deferral of certain losses realized on positions of a straddle to the extent that a Fund had unrealized gains in offsetting positions at year end.

Foreign exchange gains and losses realized by the International Equity Fund in connection with certain transactions that involve foreign currency-denominated debt securities, certain foreign currency options, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income and losses and may affect the amount, timing, and character of distributions to shareholders. For example, if a Fund sold a foreign stock or bond and part of the gain or loss on the sale was attributable to an increase or decrease in the value of a foreign currency, then the currency gain or loss may be treated as ordinary income or loss. The International Equity Fund may qualify for and make an election permitted under the “pass through” provisions of Section 853 of the Code, which allows a regulated investment company to have its foreign tax credit taken by its shareholders instead of on its own tax return. To be eligible for this credit, more than 50% of the value of the Fund’s total assets at the close of its taxable year must consist of stock or other securities in foreign corporations, and the Fund must have distributed at least 90% of its taxable income. If the International Equity Fund makes this election, it may not take any foreign tax credit, and may not take a deduction for foreign taxes paid. However, the Fund is allowed to include the amount of foreign taxes paid in a taxable year in its dividends-paid deduction. Each shareholder would then include in its gross income, and treat as paid by it, its proportionate share of the foreign taxes paid by the Fund.

54

Investment income derived from foreign securities may be subject to foreign income taxes withheld at the source. Because the amount of a Fund’s investments in various countries will change from time to time, it is not possible to determine the effective rate of such taxes in advance.

If the U.S. government were to impose any restrictions, through taxation or other means, on foreign investments by U.S. investors such as those to be made through the portfolio, the Board of Trustees will promptly review the policies of the International Equity Fund to determine whether significant changes in its investments are appropriate.

Public shareholders of the Equity Fund who sell or exchange their shares in such Fund will generally have a taxable transaction for federal income tax purposes. Holders who sell such shares will generally recognize gain or loss in an amount equal to the difference between the net proceeds of the sale and their adjusted tax basis in the shares sold. If such shares are held as a capital asset at the time of the sale, the gain or loss will be a capital gain or loss. Similarly, a redemption by the Equity Fund (including a redemption resulting from liquidation of the Fund), if any, of all the Fund’s shares actually and constructively held by a shareholder generally will give rise to capital gain or loss, provided that the redemption proceeds do not represent declared but unpaid dividends. Other redemptions may also give rise to capital gain or loss, but certain conditions imposed by the Code must be satisfied to achieve such treatment.

Non-U.S. investors not engaged in a U.S. trade or business with which their investment in a Fund is effectively connected will be subject to U.S. federal income tax treatment that is different from that described above and in the prospectus. Such investors may be subject to nonresident alien withholding tax at the rate of 30% (or a lower rate under an applicable tax treaty) on amounts treated as ordinary dividends from the Fund and, unless an effective IRS Form W-8 or authorized substitute for Form W-8 is on file, to 30% backup withholding on certain other payments from the Fund. Non-U.S. investors should consult their tax advisers regarding such treatment and the application of foreign taxes to an investment in the Fund.

Additionally, U.S. investors may be subject to a 28% “backup withholding” on distributions and proceeds payable to each investor who fail to provide such Fund with their correct taxpayer identification number or who fail to make required certifications or if the IRS instructs a Fund to do so.

The Short-Term Investment Fund and Small Cap Growth Fund intend to utilize provisions of the federal income tax laws which allow them to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains.

CAPITAL LOSS CARRY FORWARDS. On December 31, 2007 the following Funds had available for federal income tax purposes unused capital losses as follows:

Fund	Expiring December 31,
	2010	2012	2013	2014
Short-Term Investment Fund	$0	$572	$1,230	$168
Small Cap Growth Fund	2,873,880	0	0	0

The above discussion is only an abbreviated summary of the applicable provisions of the Code and is not intended as tax advice.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

The following table sets forth, as of March 31, 2008, the capital stock holdings of each Fund known by the Fund to own, control or hold with power to vote 5% or more of its outstanding securities. Since the listed insurance company registered separate accounts’ voting rights are passed through to contract owners, the insurance companies themselves do not exercise voting control over the shares held in those accounts.

55

	Type of Ownership	% of Shares
EQUITY FUND:
Horace Mann Life Insurance Company Separate Account One Horace Mann Plaza Springfield, Illinois 62715	Record	60.06%

Wilshire VIT Balanced Fund c/o PFPC 760 Moore Road King of Prussia, PA 19406-1212	Record	29.26%
BALANCED FUND:
Horace Mann Life Insurance Company Separate Account One Horace Mann Plaza Springfield, Illinois 62715	Record	100.00%
INCOME FUND:
Wilshire VIT Balanced Fund c/o PFPC 760 Moore Road King of Prussia, PA 19406-1212	Record	75.05%

Horace Mann Life Insurance Company Separate Account One Horace Mann Plaza Springfield, Illinois 62715	Record	20.68%
SHORT-TERM INVESTMENT FUND:
Horace Mann Life Insurance Company Separate Account One Horace Mann Plaza Springfield, Illinois 62715	Record	40.51%

2015 Moderate Fund c/o PFPC 760 Moore Road King of Prussia, PA 19406	Record	23.41%

2025 Moderate Fund c/o PFPC 760 Moore Road King of Prussia, PA 19406	Record	15.45%

2010 Moderate Fund c/o PFPC 760 Moore Road King of Prussia, PA 19406	Record	10.27%
SMALL CAP GROWTH FUND:
Horace Mann Life Insurance Company Separate Account One Horace Mann Plaza Springfield, Illinois 62715	Record	94.22%
INTERNATIONAL EQUITY FUND:
Horace Mann Life Insurance Company Separate Account One Horace Mann Plaza Springfield, Illinois 62715	Record	92.57%

56

Type of Ownership	% of Shares
SOCIALLY RESPONSIBLE FUND:
Horace Mann Life Insurance Company Separate Account One Horace Mann Plaza Springfield, Illinois 62715	Record	100.00%
2010 MODERATE FUND
Horace Mann Life Insurance Company Separate Account One Horace Mann Plaza Springfield, Illinois 62715	Record	96.09%
2010 AGGRESSIVE FUND
Horace Mann Life Insurance Company Separate Account One Horace Mann Plaza Springfield, Illinois 62715	Record	100.00%
2010 CONSERVATIVE FUND
Horace Mann Life Insurance Company Separate Account One Horace Mann Plaza Springfield, Illinois 62715	Record	100.00%
2015 MODERATE FUND
Horace Mann Life Insurance Company Separate Account One Horace Mann Plaza Springfield, Illinois 62715	Record	96.05%
2025 MODERATE FUND
Horace Mann Life Insurance Company Separate Account One Horace Mann Plaza Springfield, Illinois 62715	Record	97.48%
2035 MODERATE FUND
Horace Mann Life Insurance Company Separate Account One Horace Mann Plaza Springfield, Illinois 62715	Record	96.52%
2045 MODERATE FUND
Horace Mann Life Insurance Company Separate Account One Horace Mann Plaza Springfield, Illinois 62715	Record	94.90%

Annuity Investors Life Insurance Co. 525 Vine Street Cincinnati, Ohio 45202	Record	5.10%

Horace Mann Life Insurance Company is organized under the laws of the State of Illinois and is a wholly-owned subsidiary of Allegiance Life Insurance Company, an Illinois-domiciled life insurance company. One hundred percent of the stock of Allegiance Life Insurance Company is held by Horace Mann Educators Corporation, an insurance holding company incorporated in Delaware.

57

GENERAL INFORMATION

As a Delaware statutory trust, the Trust is not required to hold annual shareholder meetings. However, special meetings may be called for purposes such as electing or removing trustees, changing fundamental policies or approving an investment advisory contract. If requested to do so by the holders of at least 10% of the Trust’s outstanding shares, the Trust will call a special meeting for the purpose of voting upon the question of removal of a trustee or trustees and will assist in the communications with other shareholders as if the Trust were subject to Section 16(c) of the 1940 Act. All shares of all series of the Trust are voted together in the election of trustees. On any other matter submitted to a vote of shareholders, shares are voted in the aggregate and not by the individual series, except that shares are voted by the individual series when required by the 1940 Act or other applicable law or when the Board of Trustees determines that the matter affects only the interests of one or more series, in which case shareholders of the unaffected series are not entitled to vote on such matters.

FINANCIAL STATEMENTS

The financial statements for the Equity Fund, Balanced Fund, Income Fund, Short-Term Investment Fund, Small Cap Growth Fund, International Equity Fund and Socially Responsible Fund, and the Report of Independent Registered Public Accounting Firm thereon, are incorporated herein by reference from their annual report dated December 31, 2007. The financial statements for the Target Maturity Funds and the Report of Independent Registered Public Accounting Firm thereon, are incorporated herein by reference from the Target Maturity Funds’ annual report dated December 31, 2007. A copy of the annual report must be accompanied by or preceded by its applicable prospectus. Additional copies of the annual reports, including the Report of Independent Registered Public Accounting Firm, or the semi-annual report may be obtained, upon request and without charge, by contacting the offices of the Funds at430 W. 7th Street, Oaks, Pennsylvania, 19456, or by telephoning 1-888-200-6796.

58

APPENDIX A

DESCRIPTION OF COMMERCIAL PAPER AND BOND RATINGS

COMMERCIAL PAPER RATINGS. Moody’s Investors Service, Inc., employs the designations “Prime-1”, “Prime-2” and “Prime-3” to indicate commercial paper having the highest capacity for timely repayment. Issuers rated Prime-1 have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity. Issues rated Prime-2 have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Standard & Poor’s Corporation’s ratings of commercial paper are graded into four categories ranging from “A” for the highest quality obligations to “D” for the lowest.

A — Issues assigned its highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with numbers 1, 2 and 3 to indicate the relative degree of safety.

A-1 — This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics will be denoted with a plus (+) sign designation.

A-2 — Capacity for timely payments on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated “A-1.”

Corporate Debt Securities. Moody’s Investors Service, Inc., rates the long-term debt securities issued by various entities from “Aaa” to “D.”

Aaa — Best quality. These securities carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large, or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, these changes are most unlikely to impair the fundamentally strong position of such issues.

Aa — High quality by all standards. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat greater.

A — Upper medium grade obligations. These bonds possess many favorable investment attributes. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa — Medium grade obligations. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

Standard & Poor’s Corporation also rates the long-term securities debt of various entities in categories ranging from “AAA” to “D” according to quality.

AAA — Highest grade. They possess the ultimate degree of protection as to principal and interest. Marketwise, they move with interest rates and provide the maximum safety on all counts.

Aa — High grade. Generally, these bonds differ from AAA issues only in a small degree. Here, too, prices move with the long-term money market.

A — Have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB — Regarded as having adequate capacity to pay interest and repay principal. These bonds normally exhibit adequate protection parameters, but adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal than for debt in higher-rated categories.

A-1

APPENDIX B

AllianceBernstein

Statement of Policies and Procedures for
Proxy Voting

1.  Introduction

As a registered investment adviser, AllianceBernstein L.P. (“AllianceBernstein”, “we” or “us”) has a fiduciary duty to act solely in the best interests of our clients. We recognize that this duty requires us to vote client securities in a timely manner and make voting decisions that are in the best interests of our clients. Consistent with these obligations, we will disclose our clients’ voting records only to them and as required by mutual fund vote disclosure regulations. In addition, the proxy committees may, after careful consideration, choose to respond to surveys regarding past votes.

This statement is intended to comply with Rule 206(4)-6 of the Investment Advisers Act of 1940. It sets forth our policies and procedures for voting proxies for our discretionary investment advisory clients, including investment companies registered under the Investment Company Act of 1940. This statement applies to AllianceBernstein’s growth, value and blend investment groups investing on behalf of clients in both US and non-US securities.

2.  Proxy Policies

This statement is designed to be responsive to the wide range of proxy voting subjects that can have a significant effect on the investment value of the securities held in our clients’ accounts. These policies are not exhaustive due to the variety of proxy voting issues that we may be required to consider. AllianceBernstein reserves the right to depart from these guidelines in order to avoid voting decisions that we believe may be contrary to our clients’ best interests. In reviewing proxy issues, we will apply the following general policies:

2.1. Corporate Governance

AllianceBernstein’s proxy voting policies recognize the importance of good corporate governance in ensuring that management and the board of directors fulfill their obligations to the shareholders. We favor proposals promoting transparency and accountability within a company. We will vote for proposals providing for equal access to the proxy materials so that shareholders can express their views on various proxy issues. We also support the appointment of a majority of independent directors on key committees and separating the positions of chairman and chief executive officer. Finally, because we believe that good corporate governance requires shareholders to have a meaningful voice in the affairs of the company, we will support shareholder proposals that request that companies amend their by-laws to provide that director nominees be elected by an affirmative vote of a majority of the votes cast.

2.2. Elections of Directors

Unless there is a proxy fight for seats on the Board or we determine that there are other compelling reasons for withholding votes for directors, we will vote in favor of the management proposed slate of directors. That said, we believe that directors have a duty to respond to shareholder actions that have received significant shareholder support. We may withhold votes for directors (or vote against in non-US markets) that fail to act on key issues such as failure to implement proposals to declassify boards, failure to implement a majority vote requirement, failure to submit a rights plan to a shareholder vote or failure to act on tender offers where a majority of shareholders have tendered their shares. In addition, we will withhold votes for directors who fail to attend at least seventy-five percent of board meetings within a given year without a reasonable excuse. Finally, we may abstain or vote against directors of non-U.S. issuers where there is insufficient information about the nominees disclosed in the proxy statement.

2.3. Appointment of Auditors

AllianceBernstein believes that the company remains in the best position to choose the auditors and will generally support management's recommendation. However, we recognize that there may be inherent conflicts when a company’s independent auditor performs substantial non-audit related services for the company. The Sarbanes-Oxley Act of 2002 prohibited certain categories of services by auditors to US issuers, making this issue less prevalent in the US. Nevertheless, in reviewing a proposed auditor, we will consider the fees paid for non-audit services relative to total fees as well as if there are other reasons to question the independence of the auditors.

2.4. Changes in Legal and Capital Structure

Changes in a company’s charter, articles of incorporation or by-laws are often technical and administrative in nature. Absent a compelling reason to the contrary, AllianceBernstein will cast its votes in accordance with the company’s management on such proposals.

However, a satisfactory explanation of a company's intentions must be disclosed in the proxy statement for proposals requesting an increase of greater than one hundred percent of the shares outstanding. We will oppose increases in authorized common stock where there is evidence that the shares will be used to implement a poison pill or another form of anti-takeover device. We will support shareholder proposals that seek to eliminate dual class voting structures.

2.5. Corporate Restructurings, Mergers and Acquisitions

AllianceBernstein believes proxy votes dealing with corporate reorganizations are an extension of the investment decision. Accordingly, we will analyze such proposals on a case-by-case basis, weighing heavily the views of our research analysts that cover the company and our investment professionals managing the portfolios in which the stock is held.

2.6. Proposals Affecting Shareholder Rights

AllianceBernstein believes that certain fundamental rights of shareholders must be protected.

We will generally vote in favor of proposals that give shareholders a greater voice in the affairs of the company and oppose any measure that seeks to limit those rights. However, when analyzing such proposals we will weigh the financial impact of the proposal against the impairment of shareholder rights.

2.7. Anti-Takeover Measures

AllianceBernstein believes that measures that impede corporate transactions such as takeovers or entrench management not only infringe on the rights of shareholders but may also have a detrimental effect on the value of the company. We will generally oppose proposals, regardless of whether they are advanced by management or shareholders, the purpose or effect of which is to entrench management or excessively or inappropriately dilute shareholder ownership. Conversely, we support proposals that would restrict or otherwise eliminate anti-takeover or anti-shareholder measures that have already been adopted by corporate issuers. For example, we will support shareholder proposals that seek to require the company to submit a shareholder rights plan to a shareholder vote. We will evaluate, on a case-by-case basis, proposals to completely redeem or eliminate such plans. Furthermore, we will generally oppose proposals put forward by management (including the authorization of blank check preferred stock, classified boards and supermajority vote requirements) that appear to be anti-shareholder or intended as management entrenchment mechanisms.

2.8 Executive Compensation

AllianceBernstein believes that company management and the compensation committee of the board of directors should, within reason, be given latitude to determine the types and mix of compensation and benefit awards offered to company employees. Whether proposed by a shareholder or management, we will review proposals relating to executive compensation plans on a case-by-case basis to ensure that the long-term interests of management and shareholders are properly aligned. In general, we will analyze the proposed plan to ensure that shareholder equity will not be excessively diluted taking into account shares available for grant under the proposed plan as well as other existing plans. We generally will oppose plans that have below market value grant or exercise prices on the date of issuance or permit repricing of underwater stock options without shareholder approval. Other factors such as the company’s performance and industry practice will generally be factored into our analysis. We generally will support shareholder proposals seeking additional disclosure of executive and director compensation. This policy includes proposals that seek to specify the measurement of performance based compensation. In addition, we will support proposals requiring managements to submit severance packages that exceed 2.99 times the sum of an executive officer’s base salary plus bonus that are triggered by a change in control to a shareholder vote. Finally, we will support shareholder proposals requiring companies to expense stock options because we view them as a large corporate expense that should be appropriately accounted for.

2.9. Social and Corporate Responsibility

AllianceBernstein will review and analyze on a case-by-case basis proposals relating to social, political and environmental issues to determine whether they will have a financial impact on shareholder value. We will vote against proposals that are unduly burdensome or result in unnecessary and excessive costs to the company. We may abstain from voting on social proposals that do not have a readily determinable financial impact on shareholder value.

3. Proxy Voting Procedures

3.1. Proxy Voting Committees

Our growth and value investment groups have formed separate proxy voting committees to establish general proxy policies for AllianceBernstein and consider specific proxy voting matters as necessary. These committees periodically review these policies and new types of corporate governance issues, and decide how we should vote on proposals not covered by these policies. When a proxy vote cannot be clearly decided by an application of our stated policy, the proxy committee will evaluate the proposal. In addition, the committees, in conjunction with the analyst that covers the company, may contact corporate management and interested shareholder groups and others as necessary to discuss proxy issues. Members of the committee include senior investment personnel and representatives of the Legal and Compliance Department. The committees may also evaluate proxies where we face a potential conflict of interest (as discussed below). Finally, the committees monitor adherence to these policies.

3.2. Conflicts of Interest

AllianceBernstein recognizes that there may be a potential conflict of interest when we vote a proxy solicited by an issuer whose retirement plan we manage, or we administer, who distributes AllianceBernstein sponsored mutual funds, or with whom we or an employee has another business or personal relationship that may affect how we vote on the issuer’s proxy. Similarly, AllianceBernstein may have a potential material conflict of interest when deciding how to vote on a proposal sponsored or supported by a shareholder group that is a client. We believe that centralized management of proxy voting, oversight by the proxy voting committees and adherence to these policies ensures that proxies are voted with only our clients’ best interests in mind. Additionally, we have implemented procedures to ensure that our votes are not the product of a material conflict of interests, including: (i) on an annual basis, the proxy committees will take reasonable steps to evaluate the nature of AllianceBernstein’s and our employees’ material business and personal relationships (and those of our affiliates) with any company whose equity securities are held in client accounts and any client that has sponsored or has material interest in a proposal upon which we will be eligible to vote; (ii) requiring anyone involved in the decision making process to disclose to the chairman of the appropriate proxy committee any potential conflict that they are aware of (including personal relationships) and any contact that they have had with any interested party regarding a proxy vote; (iii) prohibiting employees involved in the decision making process or vote administration from revealing how we intend to vote on a proposal in order to reduce any attempted influence from interested parties; and (iv) where a material conflict of interests exists, reviewing our proposed vote by applying a series of objective tests and, where necessary, considering the views of third party research services to ensure that our voting decision is consistent with our clients’ best interests.

Because under certain circumstances AllianceBernstein considers the recommendation of third party research services, the proxy committees will take reasonable steps to verify that any third party research service is in fact independent based on all of the relevant facts and circumstances. This includes reviewing the third party research service’s conflict management procedures and ascertaining among things, whether the third party research service (i) has the capacity and competency to adequately analyze proxy issues; and (ii) can make such recommendations in an impartial manner and in the best interests of our clients.

3.3. Proxies of Certain Non-US Issuers

Proxy voting in certain countries requires “share blocking.” Shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting with a designated depositary. During this blocking period, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares are returned to the clients’ custodian banks. Absent compelling reasons to the contrary, AllianceBernstein believes that the benefit to the client of exercising the vote does not outweigh the cost of voting (i.e. not being able to sell the shares during this period). Accordingly, if share blocking is required we generally abstain from voting those shares.

In addition, voting proxies of issuers in non-US markets may give rise to a number of administrative issues that may prevent AllianceBernstein from voting such proxies. For example, AllianceBernstein may receive meeting notices without enough time to fully consider the proxy or after the cut-off date for voting. Other markets require AllianceBernstein to provide local agents with power of attorney prior to implementing AllianceBernstein’s voting instructions. Although it is AllianceBernstein’s policy to seek to vote all proxies for securities held in client accounts for which we have proxy voting authority, in the case of non-US issuers, we vote proxies on a best efforts basis.

3.4. Loaned Securities

Many clients of AllianceBernstein have entered into securities lending arrangements with agent lenders to generate additional revenue. AllianceBernstein will not be able to vote securities that are on loan under these types of arrangements. However, under rare circumstances, for voting issues that may have a significant impact on the investment, we may request that clients recall securities that are on loan if we determine that the benefit of voting outweighs the costs and lost revenue to the client or fund and the administrative burden of retrieving the securities.

3.5. Proxy Voting Records

Clients may obtain information about how we voted proxies on their behalf by contacting their AllianceBernstein administrative representative. Alternatively, clients may make a written request for proxy voting information to: Mark R. Manley, Senior Vice President & Chief Compliance Officer, AllianceBernstein L.P., 1345 Avenue of the Americas, New York, NY 10105.

BNY Mellon Asset Management

PROXY VOTING POLICY
(Approved:  October 12, 2007)

1.
Scope of Policy  -  This Proxy Voting Policy has been adopted by certain of the investment advisory subsidiaries of The Bank of New York Mellon  Corporation (“BNY Mellon”), the investment companies advised by such subsidiaries (the “Funds”), and the banking subsidiaries of BNY Mellon (BNY Mellon’s investment advisory and banking subsidiaries are hereinafter referred to individually as a “Subsidiary” and collectively as the “Subsidiaries”).

2.
Fiduciary Duty  -  We recognize that an investment adviser is a fiduciary that owes its clients a duty of utmost good faith and full and fair disclosure of all material facts.  We further recognize that the right to vote proxies is an asset, just as the economic investment represented by the shares is an asset.  An investment adviser's duty of loyalty precludes the adviser from subrogating its clients' interests to its own.  Accordingly, in voting proxies, we will seek to act solely in the best financial and economic interests of our clients, including the Funds and their shareholders, and for the exclusive benefit of pension and other employee benefit plan participants.  With regard to voting proxies of foreign companies, a Subsidiary weighs the cost of voting, and potential inability to sell, the shares against the benefit of voting the shares to determine whether or not to vote.

3.
Long-Term Perspective  -  We recognize that management of a publicly-held company may need protection from the market’s frequent focus on short-term considerations, so as to be able to concentrate on such long-term goals as productivity and development of competitive products and services.

4.
Limited Role of Shareholders  -  We believe that a shareholder’s role in the governance of a publicly-held company is generally limited to monitoring the performance of the company and its managers and voting on matters which properly come to a shareholder vote.  We will carefully review proposals that would limit shareholder control or could affect shareholder values.

5.
Anti-takeover Proposals  -  We generally will oppose proposals that seem designed to insulate management unnecessarily from the wishes of a majority of the shareholders and that would lead to a determination of a company’s future by a minority of its shareholders.  We will generally support proposals that seem to have as their primary purpose providing management with temporary or short-term insulation from outside influences so as to enable them to bargain effectively with potential suitors and otherwise achieve identified long-term goals to the extent such proposals are discrete and not bundled with other proposals.

6.
“Social” Issues  - On questions of social responsibility where economic performance does not appear to be an issue, we will attempt to ensure that management reasonably responds to the social issues.  Responsiveness will be measured by management's efforts to address the particular social issue including, where appropriate, assessment of the implications of the proposal to the ongoing operations of the company. We will pay particular attention to repeat issues where management has failed in the intervening period to take actions previously committed to.

With respect to clients having investment policies that require proxies to be cast in a certain manner on particular social responsibility issues, proposals relating to such issues will be evaluated and voted separately by the client’s portfolio manager in accordance with such policies, rather than pursuant to the procedures set forth in section 7.

7.
Proxy Voting Process  -  Every voting proposal is reviewed, categorized and analyzed in accordance with our written guidelines in effect from time to time.  Our guidelines are reviewed periodically and updated as necessary  to reflect new issues and any changes in our policies on specific issues.  Items that can be categorized will be voted in accordance with any applicable guidelines or referred to the BNY Mellon Proxy Policy Committee (the “Committee”), if the applicable guidelines so require.  Proposals that cannot be categorized under the guidelines will be referred to the Committee for discussion and vote. Additionally, the Committee may review any proposal where it has identified a particular company, particular industry or particular issue for special scrutiny. The Committee will also consider specific interests and issues raised by a Subsidiary to the Committee, which interests and issues may require that a vote for an account managed by a Subsidiary be cast differently from the collective vote in order to act in the best interests of such account's beneficial owners.

8.
Material Conflicts of Interest  -  We recognize our duty to vote proxies in the best interests of our clients.  We seek to avoid material conflicts of interest through the establishment of our Committee structure, which applies detailed, pre-determined proxy voting guidelines in an objective and consistent manner across client accounts, based on internal and external research and recommendations provided by a third party vendor, and without consideration of any client relationship factors.  Further, we engage a third party as an independent fiduciary to vote all proxies for BNY Mellon securities and Fund securities.

9.
Securities Lending  -  We seek to balance the economic benefits of engaging in lending securities against the inability to vote on proxy proposals to determine whether to recall shares, unless a plan fiduciary retains the right to direct us to recall shares.

10.	Recordkeeping - We will keep, or cause our agents to keep, the records for each voting proposal required by law.

11.
Disclosure - We will furnish a copy of this Proxy Voting Policy and any related procedures, or a description thereof, to investment advisory clients as required by law.  In addition, we will furnish a copy of this Proxy Voting Policy, any related procedures, and our voting guidelines to investment advisory clients upon request.  The Funds shall include this Proxy Voting Policy and any related procedures, or a description thereof, in their Statements of Additional Information, and shall disclose their proxy votes, as required by law.  We recognize that the applicable trust or account document, the applicable client agreement, the Employee Retirement Income Security Act of 1974 (ERISA) and certain laws may require disclosure of other information relating to proxy voting in certain circumstances.  This information will only be disclosed to those who have an interest in the account for which shares are voted, and after the shareholder meeting has concluded.

Copper Rock Capital Partners, LLC

Proxy Voting Policy
(as of December 2006)

When voting proxies on behalf of our clients, Copper Rock assumes a fiduciary responsibility to vote in our clients' best interests.  In addition, with respect to benefit plans under the Employee Retirement Income Securities Act of 1974 (ERISA), Copper Rock acknowledges its responsibility as a fiduciary to vote proxies prudently and solely in the best interest of plan participants and beneficiaries.  So that it may fulfill these fiduciary responsibilities to clients, Copper Rock has adopted and implemented these written policies and procedures reasonably designed to ensure that it votes proxies in the best interest of clients.

Proxy Voting Guidelines

Copper Rock acknowledges it has a duty of care to its clients that requires it to monitor corporate events and vote client proxies.  To assist in this effort, Copper Rock has retained Institutional Shareholder Services (ISS) to research and vote proxies.  ISS provides proxy-voting analysis and votes proxies in accordance with predetermined guidelines.  Relying on ISS to vote proxies ensures that Copper Rock votes in the best interest of its clients and insulates Copper Rock’s voting decisions from potential conflicts of interest.

There may be occasions when Copper Rock determines that not voting a proxy may be in the best interest of clients; for example, when the cost of voting the proxy exceeds the expected benefit to the client.  There may also be times when clients have instructed Copper Rock not to vote proxies or direct Copper Rock to vote proxies in a certain manner.  Copper Rock will maintain written instructions from clients with respect to directing proxy votes.

Copper Rock also reserves the right to override ISS vote recommendations under certain circumstances.  Copper Rock will only do so if it believes that changing such vote is in the best interest of clients.  All overrides will be approved by an executive officer of Copper Rock and will be documented with the reasons for voting against the ISS recommendation.

Conflicts of Interest

Occasions may arise during the voting process in which the best interest of clients conflicts with Copper Rock’s interests.  In these situations ISS will continue to follow the same predetermined guidelines as formally agreed upon between Copper Rock and ISS before such conflict of interest existed.  Conflicts of interest generally include (i) Copper Rock’s having has a substantial business relationship with, or actively soliciting business from, a company soliciting proxies or (ii) personal or family relationships involving employees of Copper Rock, such as a spouse who serves as a director of a public company.  A conflict could also exist if a substantial business relationship exists with a proponent or opponent of a particular initiative.

If Copper Rock learns that a conflict of interest exists, the proxy coordinator will prepare a report to the Compliance Committee that identifies (i) the details of the conflict of interest, (ii) whether or not the conflict is material, and (iii) procedures to ensure that Copper Rock makes proxy voting decisions based on the best interests of clients.  If Copper Rock determines that a material conflict exists, it will defer to ISS to vote the proxy in accordance with the predetermined voting policy.

Voting Policies

Copper Rock has adopted the proxy voting policies developed by ISS.   The policies have been developed based on ISS’s independent, objective analysis of leading corporate governance practices and the support of long-term shareholder value.  Copper Rock may change its policies from time to time without providing notice of changes to clients.

ISS proxy voting policies include:

Management Proposals:  Proposals introduced by company management will generally be voted in accordance with management’s recommendations on the following types of routine management proposals:

•	Election of Directors (uncontested)
•	Approval of Independent Auditors
•	Executive Compensation Plans
•	Routine Corporate Structure, Share Issuance, Allocations of Income, Scrip Dividend Proposals, Increases in Capital or Par Value, and Share Repurchase Plans

Shareholder Proposals:  At times shareholders will submit proposals that generally seek to change some aspect of a company’s corporate governance structure or its business operations.  Proxies will generally be voted against proposals motivated by political, ethical or social concerns.  Proposals will be examined solely from an economic perspective.  Proxies will generally be voted with management in opposition to shareholder resolutions which could negatively impact the company’s ability to conduct business, and voted in support of the shareholder initiatives concerning the maximization of shareholder value.

Other (Non-Routine) Proposals:  Non-routine proposals, introduced by company management or shareholders, are examined on a case-by-case basis.  These are often more complex structural changes to a company such as a reorganization or merger, in which a variety of issues are considered including the benefits to shareholders’ existing and future earnings, preservation of shareholder value, financial terms of the transaction and the strategic rationale for the proposal.  The following are examples of proposals that are voted on a case-by-case basis:

•	Reorganizations/Restructurings
•	Amendments to the Articles of Association
•	Non-Executive Director Compensation Proposals (cash and share based components)
•	Increasing Borrowing Powers
•	Debt Issuance Requests

Voting Process

Copper Rock has appointed the manager of operations to act as proxy coordinator.  The proxy coordinator acts as coordinator with ISS ensuring proxies Copper Rock is responsible to vote are forwarded to ISS and overseeing that ISS is voting assigned client accounts and maintaining appropriate authorization and voting records.

After ISS is notified by the custodian of a proxy that requires voting and/or after ISS cross references its database with a routine download of Copper Rock holdings and determines a proxy requires voting, ISS will review the proxy and make a voting proposal based on the recommendations provided by ISS’s research group.  Any electronic proxy votes will be communicated to the proxy solicitor by ISS’s Global Proxy Distribution Service and ADP’s Proxy Edge Distribution Service, while non-electronic ballots, or paper ballots, will be faxed, telephoned or sent via Internet.  ISS assumes responsibility for the proxies to be transmitted for voting in a timely fashion and maintains a record of each vote, which is provided to Copper Rock on a quarterly basis.  Copper Rock will make votes available to all separately managed accountholders upon request and will communicate votes to all mutual fund clients no less frequently than once a year.

Proxy Voting Record

Copper Rock’s proxy coordinator will maintain a record containing the following information regarding the voting of proxies:  (i) the name of the issuer, (ii) the exchange ticker symbol, (iii) the CUSIP number, (iv) the shareholder meeting date, (v) a brief description of the matter brought to vote; (vi) whether the proposal was submitted by management or a shareholder, (vii) how ISS/Copper Rock voted the proxy (for, against, abstained); and (viii) whether the proxy was voted for or against management.

Obtaining a Voting Proxy Report

Clients may request a copy of these policies and procedures and/or a report on how their individual securities were voted by calling Copper Rock’s Head of Client Service, Lidney Motch, at (617) 369-7140.  The report will be provided free of charge.

New York Life Investment Management

PROXY VOTING POLICY AND PROCEDURES
(Revised April 2008)

Introduction

New York Life Investment Management LLC (“NYLIM”) (the “Adviser”) has adopted these “Proxy Voting Policy and Procedures” (“Policy”) to ensure compliance with Rule 206(4)-6 under the Investment Advisers Act of 1940 (the “Advisers Act”) and Rule 30b1-4 under the Investment Company Act of 1940 and other applicable fiduciary obligations.  The Policy is designed to provide guidance to portfolio managers and others in discharging the Adviser’s proxy voting duty, and to ensure that proxies are voted in the best interests of NYLIM’s clients.

II.        Statement of Policy

It is NYLIM’s policy, where proxy voting authority has been delegated to the Adviser by clients, that all proxies are voted in the best interest of the client without regard to the interests of the Adviser or other related parties.  For purposes of the Policy, the “best interests of clients” shall mean, unless otherwise specified by the client, the clients’ best economic interests over the long term – that is, the common interest that all clients share in seeing the value of a common investment increase over time.  It is further the policy of the Adviser that complete and accurate disclosure concerning its proxy voting policies and procedures and proxy voting records, as required by the Advisers Act, be made available to clients.

III.       Procedures

A.	Account Set-up and Review

Initially, the Adviser must determine whether the client seeks to retain the responsibility of voting proxies or seeks to delegate that responsibility to the Adviser.  The responsibility to vote proxies and the guidelines that will be followed for such client will be specified in the client’s investment advisory contract with the Adviser.  The client may choose to have the Adviser vote proxies in accordance with the Adviser’s standard guidelines (Appendix A), or the Adviser, in its discretion, may permit a client to modify the Adviser’s standard guidelines.  Alternatively, the Adviser may decline to accept authority to vote such client’s proxies.  Designated personnel within each portfolio management area will be responsible for ensuring that each new client’s account for which the client has delegated proxy voting authority is established on the appropriate systems.

B.	Proxy Voting

1.	Guidelines for Recurring Issues

The Adviser has adopted proxy voting guidelines as reflected in Appendix A (“Guidelines”) with respect to certain recurring issues.  These Guidelines are reviewed on an annual basis by the Adviser’s Proxy Voting Committee and revised when the Proxy Voting Committee determines that a change is appropriate.  These Guidelines are meant to convey the Adviser’s general approach to voting decisions on certain issues.  Nevertheless the Adviser’s portfolio managers maintain responsibility for reviewing all proxies individually and making final decisions based on the merits of each case.

2.	Use of Third Party Proxy Service

In an effort to discharge its responsibility, the Adviser has examined third-party services that assist in the researching and voting of proxies and development of voting guidelines.  After such review, the Adviser has selected RiskMetrics Group (“RiskMetrics”)– a proxy research and voting service – to assist it in researching and voting proxies.  RiskMetrics helps institutional investors research the financial implications of proxy proposals and cast votes that will protect and enhance shareholder returns.  The Adviser will utilize the research and analytical services, operational implementation and recordkeeping and reporting services provided by RiskMetrics will research each proxy and provide a recommendation to the Adviser as to how to vote on each issue based on its research of the individual facts and circumstances of the proxy issue and its application of its research findings to the Guidelines.  For clients using proxy voting guidelines different from the Adviser’s Guidelines, the Adviser will instruct RiskMetrics to make its voting recommendations in accordance with such modified guidelines.  RiskMetrics will cast votes in accordance with its recommendations unless instructed otherwise by a portfolio manager as set forth below.

3.	Review of Recommendations

The Adviser’s portfolio managers (or other designated personnel) have the ultimate responsibility to accept or reject any RiskMetrics proxy voting recommendation (“Recommendation”).  Consequently, the portfolio manager or other appointed staff shall review and evaluate the Recommendation for each proxy ballot before RiskMetrics casts the vote, taking into account the Policy, the guidelines applicable to the account(s), and the best interests of the client(s).  The portfolio manager shall override the Recommendation should he/she not believe that such Recommendation, based on all facts and circumstances, is in the best interest of the client(s). The Adviser will memorialize the basis for any decision to override a Recommendation or to abstain from voting, including the resolution of any conflicts as further discussed below.  The Adviser may have different policies and procedures for different clients which may result in different votes.  Also, the Adviser may choose not to vote proxies under the following circumstances:

•	If the effect on the client’s economic interests or the value of the portfolio holding is indeterminable or insignificant;
•	If the cost of voting the proxy outweighs the possible benefit; or
•	If a jurisdiction imposes share blocking restrictions which prevent the Adviser from exercising its voting authority.

4.	Addressing Material Conflicts of Interest

Prior to overriding a Recommendation, the portfolio manager (or other designated personnel) must complete the Proxy Vote Override Form, attached as Appendix B, and submit it to Compliance for determination as to whether a potential material conflict of interest exists between the Adviser and the client on whose behalf the proxy is to be voted (“Material Conflict”).  Portfolio managers have an affirmative duty to disclose any potential Material Conflicts known to them related to a proxy vote.  Material Conflicts may exist in situations where the Adviser is called to vote on a proxy involving an issuer or proponent of a proxy proposal regarding the issuer where the Adviser or an affiliated person of the Adviser also:

•	Manages the issuer’s or proponent’s pension plan;
•	Administers the issuer’s or proponent’s employee benefit plan;
•	Provided brokerage, underwriting, insurance or banking services to the issuer or proponent; or
•	Manages money for an employee group.

Additional Material Conflicts may exist if an executive of the Adviser or its control affiliates is a close relative of, or has a personal or business relationship with:

•	An executive of the issuer or proponent;
•	A director of the issuer or proponent;
•	A person who is a candidate to be a director of the issuer;
•	A participant in the proxy contest; or
•	A proponent of a proxy proposal.

Material Conflicts based on business relationships or dealings of affiliates of the Adviser will only be considered to the extent that the applicable portfolio management area of the Adviser has actual knowledge of such business relationships.  Whether a relationship creates a Material Conflict will depend on the facts and circumstances.  Even if these parties do not attempt to influence the Adviser with respect to voting, the value of the relationship to the Adviser can create a Material Conflict.

Material Conflicts may exist when the Adviser manages a separate account, a fund or other collective investment vehicle that invests in affiliated funds.  When the Adviser receives proxies in its capacity as a shareholder of an underlying fund, the Adviser will vote in accordance with the recommendation of an independent service provider applying the Adviser’s pre-determined guidelines.  If there is no relevant pre-determined guideline, the Adviser will vote in accordance with the recommendation of the independent service provider.  If the independent service provider does not provide a recommendation, the Adviser then may address the conflict by “echoing” or “mirroring” the vote of the other shareholders in those underlying funds.

If Compliance determines that there is no potential Material Conflict mandating a voting recommendation from the Proxy Voting Committee, the portfolio manager may override the Recommendation and vote the proxy issue as he/she determines is in the best interest of clients.  If Compliance determines that there exists or may exist a Material Conflict, it will refer the issue to the Proxy Voting Committee for consideration.  The Proxy Voting Committee will consider the facts and circumstances of the pending proxy vote and the potential or actual Material Conflict and make a determination as to how to vote the proxy – i.e., whether to permit or deny the override of the Recommendation, or whether to take other action, such as delegating the proxy vote to an independent third party or obtaining voting instructions from clients.  In considering the proxy vote and potential Material Conflict, the Committee may review the following factors, including but not limited to:

•	The percentage of outstanding securities of the issuer held on behalf of clients by the Adviser.
•	The nature of the relationship of the issuer with the Adviser, its affiliates or its executive officers.
•	Whether there has been any attempt to directly or indirectly influence the portfolio manager’s decision.
•	Whether the direction (for or against) of the proposed vote would appear to benefit the Adviser or a related party.
•	Whether an objective decision to vote in a certain way will still create a strong appearance of a conflict.

The Adviser may not abstain from voting any such proxy for the purpose of avoiding conflict.

In the event RiskMetrics itself has a conflict and thus, is unable to provide a recommendation, the portfolio manager will make a voting recommendation and complete a Proxy Vote Override Form.  Compliance will review the form and if it determines that there is no potential Material Conflict mandating a voting recommendation from the Proxy Voting Committee, the portfolio manager may instruct RiskMetrics to vote the proxy issue as he/she determines is in the best interest of clients.  If Compliance determines that there exists or may exist a Material Conflict, it will refer the issue to the Proxy Voting Committee for consideration.

5.	Lending

The Adviser will monitor upcoming meetings and call stock loans, if applicable, in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment.  In determining whether to call stock loans, the relevant portfolio manager(s) shall consider whether the benefit to the client in voting the matter outweighs the benefit to the client in keeping the stock on loan.

6.	Use of Subadvisers

To the extent that the Adviser may rely on subadvisers, whether affiliated or unaffiliated, to manage any client account on a discretionary basis, the Adviser may delegate responsibility for voting proxies to the subadvisers.  However, such subadvisers will be required either to follow the Policy and Guidelines or to demonstrate that their proxy voting policies and procedures are consistent with this Policy and Guidelines or otherwise implemented in the best interests of the Adviser’s clients and appear to comply with governing regulations.

C.	Proxy Voting Committee

The Proxy Voting Committee will consist of representatives from various functional areas within the Adviser.  It will meet annually and as needed to address potential Material Conflicts as further described above. 1  The Proxy Voting Committee will have the following responsibilities:

•	Review potential Material Conflicts and decide (by majority vote) whether to approve override requests made by portfolio managers.
•	Annually review the Guidelines for voting on recurring matters and make revisions as it deems appropriate.
•	Recommend and adopt changes to the Policy as needed.

1 The Proxy Voting Committee will initially consist of the members of the NYLIM LLC Compliance Committee.  The participation of five members of the Proxy Voting Committee in any meeting will constitute a quorum.

•	Annually review all portfolio manager overrides.
•	Annually review RiskMetrics reports, including Votes Against Management Reports and the RiskMetrics Post-Season Report.
•	Annually review the performance of RiskMetrics and determine whether the Adviser should continue to retain RiskMetrics’ services.
•	Review the Adviser’s voting record (or applicable summaries of the voting record).
•	Review sub-advisers’ voting records (or applicable summaries of the voting records).
•	Oversee compliance with the regulatory disclosure requirements.
•	Report annually to the investment company boards on proxy voting matters, including:

- Overrides of Recommendations
- Proxy Voting Committee action on potential Material Conflicts
- Any changes to the Policy or Guidelines
- Comments on the proxy voting records for the funds
- Compliance with disclosure requirements
- Compliance reports as to reviews by Compliance of overrides

III.       Compliance Monitoring

A.	Monitoring of Overrides

Compliance will periodically review RiskMetrics reports of portfolio manager overrides to confirm that proper override and conflict checking procedures were followed.

Supervisory Review

The designated supervisor for each portfolio management area will be responsible for ensuring that portfolio managers are acting in accordance with this Policy.  Supervisors must approve all portfolio manager requests for overrides and evidence such approval by signing the completed Proxy Override Request Form.  Compliance will review proxy voting activity as part of its quarterly meetings with each designated supervisor.

Oversight of Sub-advisers

Compliance will annually review the proxy voting policies and procedures of the Adviser’s sub-advisers and report to the Proxy Voting Committee its view as to whether such policies and procedures appear to comply with governing regulations.  The Proxy Voting Committee will further review the voting records of the Adviser’s sub-advisers.

Compliance Reporting to Fund Boards

Each quarter, Compliance will report to each investment company board of directors or trustees for which the Adviser acts as adviser all proxy votes involving the relevant mutual fund in which the Adviser has overridden the Recommendation, and include a description of the reason for the override and whether such override involved a potential material conflict and participation of the Proxy Voting Committee.

Annually, the Proxy Voting Committee will provide the fund boards with a report of relevant proxy voting matters, such as any proposed changes to the proxy voting policy or guidelines, comments on the voting record of the funds (e.g., votes against management), and any votes presenting Material Conflicts.

IV.       Client Reporting

A.	Disclosure to Advisory Clients

The Adviser will provide a copy of this Policy and the Guidelines upon request from a client.  In addition, the Adviser will provide any client who makes a written or verbal request with a copy of a report disclosing how the Adviser voted securities held in that client’s portfolio.  Reports will be available for each twelve month period from July 1 to June 30 of the following year.    The report will be produced using RiskMetrics Proxy Master software and will generally contain the following information:

•	The name of the issuer of the security:
•	The security’s exchange ticker symbol;
•	The security’s CUSIP number;
•	The shareholder meeting date;
•	A brief identification of the matter voted on;
•	Whether the matter was proposed by the issuer of by a security holder;
•	Whether the Adviser cast its vote on the matter;
•	How the Adviser voted; and
•	Whether the Adviser voted for or against management.

B.	Investment Company Disclosures

For each investment company that the Adviser manages, the Adviser will ensure that the proxy voting record for the twelve-month period ending June 30 for each registered investment company is properly reported on Form N-PX no later than August 31 of each year.  The Adviser will also ensure that each such fund  states in its Statement of Additional Information (“SAI”) and its annual and semiannual report to shareholders that information concerning how the fund voted proxies relating to its portfolio securities for the most recent twelve-month period ending June 30, is available through the fund’s website and on the SEC’s website.

The Adviser will ensure that proper disclosure is made in each fund’s SAI describing the policies and procedures used to determine how to vote proxies relating to such fund’s portfolio securities.  The Adviser will further ensure that the annual and semiannual report for each fund states that a description of the fund’s proxy voting policies and procedures is available:  (1) without charge, upon request, by calling a specified toll-free telephone number; (2) on the fund’s website; and (3) on the SEC’s website.

V.         Recordkeeping

Either the Adviser or RiskMetrics as indicated below will maintain the following records:

•	A copy of the Policy and Guidelines (Adviser);

•	A copy of each proxy statement received by the Adviser regarding client securities (RiskMetrics);

•	A record of each vote cast by the Adviser on behalf of a client (RiskMetrics);

•
A copy of all documents created by the Adviser that were material to making a decision on the proxy voting, (or abstaining from voting) of client securities or that memorialize the basis for that decision including the resolution of any conflict, a copy of all Proxy Vote Override Forms and all supporting documents (RiskMetrics and Adviser);

•
A copy of each written request by a client for information on how the Adviser voted proxies on behalf of the client, as well as a copy of any written response by the Adviser to any request by a client for information on how the adviser voted proxies on behalf of the client.  Records of oral requests for information or oral responses will not be kept. (Adviser); and

•	Minutes of Proxy Voting Committee meetings with supporting documents. (Adviser)

Such records must be maintained for at least six years.

Attachments:

Proxy Vote Override Form
Proxy Voting Guidelines on Recurring Issues

Proxy Vote Override Form

Portfolio Manager Requesting Override:     _________________________

Security Issuer:  ________________                 Ticker symbol:  _______________

Cusip #:  _____________              # of Shares held: ____________

Percentage of outstanding shares held:  ____________

Type of accounts holding security:          Mutual Funds (name each fund): ____
Separate Accounts (specify number):  ____
NYLIC/NYLIAC General Account: _____
Other (describe): _________

Applicable Guidelines (check one):         |_| NYLIM Standard
|_| Other (specify):  __________________

Shareholder Meeting Date:  __________________

Response Deadline:  ____________________

Brief Description of the Matter to be Voted On:

Proposal Type (check one):   |_| Management Proposal
|_| Shareholder Proposal (identify proponent: ____________________________________)

Recommended vote by issuer’s management (check one):	|_| For	|_| Against

Recommended vote by RiskMetrics (check one):	|_| For	|_| Against	|_| Abstain
|_| No Recommendation

Portfolio manager recommended vote (check one):	|_| For	|_| Against	|_| Abstain

Describe in detail why you believe this override is in the client’s best interest (attach supporting documentation):

Are you aware of any relationship between the issuer, or its officers or directors, and New York Life Investment Management or any of its affiliates?

|_| No                      |_| Yes (describe below)

Are you aware of any relationship between the issuer, including its officers or directors, and any executive officers of New York Life Investment Management or any of its affiliates?

|_| No                      |_| Yes (describe below)

Are you aware of any relationship between the proponents of the proxy proposal (if not the issuer) and New York Life Investment Management or any of its affiliates?

|_| No                      |_| Yes (describe below)

Are you aware of any relationship between the proponents of the proxy proposal (if not the issuer) and any executive officers of New York Life Investment Management or any of its affiliates?

|_| No                      |_| Yes (describe below)

Has anyone (outside of your portfolio management area) contacted you in an attempt to influence your decision to vote this proxy matter?

|_| No                      |_| Yes

If yes, please describe below who contacted you and on whose behalf, the manner in which you were contacted (such as by phone, by mail, as part of group, individually etc.), the subject matter of the communication and any other relevant information, and attach copies of any written communications.

Are you aware of any facts related to this proxy vote that may present a potential conflict of interest with the interests of the client(s) on whose behalf the proxies are to be voted?
|_| No                      |_| Yes (describe below)

Certification:

The undersigned hereby certifies to the best of his or her knowledge that the above statements are complete and accurate, and that such override is in the client’s best interests without regard to the interests of NYLIM or any related parties.

_____________________________  Date:  ___________________________
Name:
Title:

Supervisor Concurrence with Override Request:

_____________________________  Date:  ___________________________
Name:
Title:

Compliance Action:

|_| Override approved
|_| Referred to Proxy Voting Committee

_____________________________  Date:  ___________________________
Name:
Title:

PanAgora Asset Management, Inc.

PROXY VOTING POLICY

Introduction

PanAgora Asset Management (“PanAgora”) seeks to vote proxies in the best interests of its clients.  In the ordinary course, this entails voting proxies in a way that PanAgora believes will maximize the monetary value of each portfolio’s holdings.  PanAgora takes the view that this will benefit our direct clients and, indirectly, the ultimate owners and beneficiaries of those clients.

Oversight of the proxy voting process is the responsibility of the Investment Committee.  The Investment Committee reviews and approves amendments to the PanAgora Proxy Voting Policy and delegates authority to vote in accordance with this policy to its third party proxy voting service. PanAgora retains the final authority and responsibility for voting. In addition to voting proxies, PanAgora:

1)	describes its proxy voting procedures to its clients in Part II of its Form ADV;

2)	provides the client with this written proxy policy, upon request;

3)	discloses to its clients how they may obtain information on how PanAgora voted the client’s proxies;

4)	generally applies its proxy voting policy consistently and keeps records of votes for each client in order to verify the consistency of such voting;

5)	documents the reason(s) for voting for all non-routine items; and

6)	keeps records of such proxy votes.

Process

PanAgora’s Chief Compliance Officer is responsible for monitoring proxy voting. As stated above, oversight of the proxy voting process is the responsibility of the Investment Committee, which retains oversight responsibility for all investment activities of PanAgora.

In order to facilitate our proxy voting process, PanAgora retains a firm with expertise in the proxy voting and corporate governance fields to assist in the due diligence process.  The Chief Compliance Officer has delegated the responsibility of working with this firm to the Compliance Manager responsible for oversight of PanAgora’s third party proxy agent, for ensuring that proxies are submitted in a timely manner.

All proxies received on behalf of PanAgora clients are forwarded to our proxy voting firm.  If (i) the request falls within one of the guidelines listed below, and (ii) there are no special circumstances relating to that company or proxy which come to our attention (as discussed below), the proxy is voted according to our proxy voting firm’s guidelines as adopted by the Investment Policy Committee.

However, from time to time, proxy votes will be solicited which (i) involve special circumstances and require additional research and discussion or (ii) are not directly addressed by our policies.  These proxies are identified through a number of methods, including but not limited to notification from our third party proxy voting specialist, concerns of clients or portfolio managers, and questions from consultants.

In instances of special circumstances or issues not directly addressed by our policies, one of the Co-Chairmen of the Investment Committee is consulted by the Chief Compliance Officer for a determination of the proxy vote.  The first determination is whether there is a material conflict of interest between the interests of our client and those of PanAgora.  If a Co-Chairman of the Investment Committee determines that there is a material conflict, the process detailed below under “Potential Conflicts” is followed.  If there is no material conflict, the Co-Chairman will examine each of the issuer's proposals in detail in seeking to determine what vote would be in the best interests of our clients.  At this point, a Co-Chairman of the Investment Committee makes a voting decision based on maximizing the monetary value of each portfolio’s holdings.  However, either Co-Chairman of the Investment Committee may determine that a proxy involves the consideration of particularly significant issues and present the proxy to the entire Investment Committee for a decision on voting the proxy.

PanAgora also endeavors to show sensitivity to local market practices when voting proxies of non-U.S. issuers.

Potential Conflicts

As discussed above under Process, from time to time, PanAgora will review a proxy that presents a potential material conflict.  An example could arise when PanAgora has business or other relationships with participants involved in proxy contests, such as a candidate for a corporate directorship.

As a fiduciary to its clients, PanAgora takes these potential conflicts very seriously.  While PanAgora’s only goal in addressing any such potential conflict is to ensure that proxy votes are cast in the clients’ best interests and are not affected by PanAgora’s potential conflict, there are a number of courses PanAgora may take.  The final decision as to which course to follow shall be made by the Investment Committee.

Casting a vote which simply follows PanAgora’s pre-determined policy eliminates PanAgora’s discretion on the particular issue and hence avoid the conflict.

In other cases, where the matter presents a potential material conflict and is not clearly within one of the enumerated proposals, or is of such a nature that PanAgora believes more active involvement is necessary, a Co-Chairman of the Investment Committee shall present the proxy to the Investment Committee, who will follow one of two courses of action.  First, PanAgora may employ the services of a third party, wholly independent of PanAgora, its affiliates and those parties involved in the proxy issue, to determine the appropriate vote.

Second, in certain situations the Investment Committee may determine that the employment of a third party is unfeasible, impractical or unnecessary.  In such situations, the Investment Committee shall make a decision as to the voting of the proxy.  The basis for the voting decision, including the basis for the determination that the decision is in the best interests of PanAgora’s clients, shall be formalized in writing.  As stated above, which action is appropriate in any given scenario would be the decision of the Investment Committee in carrying out its duty to ensure that the proxies are voted in the clients’, and not PanAgora’s, best interests.

Recordkeeping

In accordance with applicable law, PanAgora shall retain the following documents for not less than five years from the end of the year in which the proxies were voted, the first two years in PanAgora’s office:

1)	PanAgora’s Proxy Voting Policy and any additional procedures created pursuant to such Policy;

2)	a copy of each proxy statement PanAgora receives regarding securities held by its clients (note: this requirement may be satisfied by a third party who has agreed in writing to do);

3)	a record of each vote cast by PanAgora (note: this requirement may be satisfied by a third party who has agreed in writing to do so);

4)	a copy of any document created by PanAgora that was material in making its voting decision or that memorializes the basis for such decision; and

5)	a copy of each written request from a client, and response to the client, for information on how PanAgora voted the client’s proxies.

Disclosure of Client Voting Information

Any client of PanAgora who wishes to receive information on how their proxies were voted should contact its Client Service Manager.

Pzena Investment Management, LLC

Amended and Restated
Proxy Voting Policies and Procedures
Effective July 1, 2003
and
Further amended March 15, 2004, August 1, 2004 and July 19, 2006

I.           Requirements Described

A.           Investment Advisers Act Requirements.  Although the Investment Advisers Act of 1940, as amended (the “Advisers Act”), does not explicitly require that a registered investment adviser vote client-owned shares on behalf of its clients, the SEC contends that the adviser’s fiduciary duty extends to voting (as well as trading) and requires that, if the adviser has the obligation to vote shares beneficially owned by its clients, the adviser vote in the best interest of clients.  In addition, Rule 206(4)-6 of the Advisers Act requires an investment adviser who exercises voting authority over client proxies to adopt policies and procedures reasonably designed to ensure that the adviser votes proxies in the best interest of clients, to disclose to clients information about those policies and procedures, to disclose to clients how they may obtain information on how the adviser has voted their proxies, and to maintain certain records relating to proxy voting.

B.           United Kingdom Code of Conduct Considerations.  Certain offshore clients have contractually obligated PIM to vote proxies and take other corporate actions consistent with the UK Combined Code of Practice.  This Combined Code is the UK equivalent of to the Sarbanes-Oxley Act.  The Combined Code is mostly a prudential guide setting out the kinds of things investment firms should be watching out for in their portfolio companies in order to ensure shareholders derive value from their investments.  With respect to proxy voting, the Combined Code emphasizes that investment advisers have a responsibility to make considered use of their votes.  Best practice recommendations under the Combined Code for fulfilling this duty include meetings between the investment adviser and senior management of portfolio companies, and monitoring of portfolio companies’ (1) governance arrangements (particularly those relating to board composition, structure, accountability and independence), (2) management compensation arrangements, (3) financial reporting; (4) internal controls, and (5) approach to corporate social responsibility.

C.           ERISA Considerations.  The Department of Labor has taken the position that an investment adviser managing pension plan assets generally has the responsibility to vote shares held by the plan and subject to the investment adviser’s management, unless this responsibility is specifically allocated to some other person pursuant to the governing plan documents.  The following principles apply to voting responsibilities of an investment adviser with respect to shares held on behalf of an ERISA pension plan:

1.	Responsibility for voting should be clearly delineated between the adviser and the trustee or other plan fiduciary that appointed the adviser.

2.	An adviser with voting authority must take reasonable steps to ensure that it has received all proxies for which it has voting authority and must implement appropriate reconciliation procedures.

3.
In voting, an investment adviser must act prudently and solely in the interests of pension plan participants and beneficiaries.  An investment adviser must consider factors that would affect the value of the plan’s investments and may not subordinate the interests of plan participants and beneficiaries in their retirement income to unrelated objectives, such as social considerations.  (However, other Department of Labor pronouncements in the context of investment decisions indicate that social considerations may be used in making investment decisions to select among investments of equal risk and return.)

4.
No one can direct the investment manager’s vote on a specific issue or on a specific company unless that contingency is provided for in writing and the person giving such direction is a named fiduciary of the plan.

5.
The client must periodically monitor the adviser’s voting activities, and both the client’s monitoring activities and the adviser’s voting activities (including the votes cast in each particular case) must be documented.

II.         Procedures

A.           Introduction

As of October 1, 2001, PIM (“PIM”) began subscribing to a proxy monitor and voting agent service offered by Institutional Shareholder Services, Inc. (“ISS”).  Under the written agreement between ISS and PIM, ISS provides a proxy analysis with research and a vote recommendation for each shareholder meeting of the companies in our separately managed account client portfolios and the U.S. companies in the Pzena Investment Management International--Pzena Global Value Service portfolio.  They also vote, record and generate a voting activity report for our clients and offer a social investment research service which enables us to screen companies for specific issues (e.g., tobacco, alcohol, gambling).  The provision of these services became operational as of November 15, 2001.  PIM retains responsibility for instructing ISS how to vote, and we still apply our own guidelines as set forth herein when voting.  If PIM does not issue instructions for a particular vote, the default is for ISS to mark the ballots in accordance with these guidelines (when they specifically cover the item being voted on), and with management (when there is no PIM policy covering the vote).2

PIM personnel continue to be responsible for entering all relevant client and account information (e.g., changes in client identities and portfolio holdings) in the Indata system.  A direct link download has been established between PIM and ISS providing data from the Indata System.  ISS assists us with our recordkeeping functions, as well as the mechanics of voting.  As part of ISS’s recordkeeping/administrative function, they receive and review all proxy ballots and other materials, and generate reports regarding proxy activity during specified periods, as requested by us.  To the extent that the Procedures set forth in the Section II are carried out by ISS, PIM will periodically monitor ISS to insure that the Procedures are being followed and will conduct random tests to verify that proper records are being created and retained as provided in Section 4 below.

B.           Compliance Procedures

PIM’s standard Investment Advisory Agreement provides that until notified by the client to the contrary, PIM shall have the right to vote all proxies for securities held in that client’s account.  In those instances where PIM does not have proxy voting responsibility, it shall forward to the client or to such other person as the client designates any proxy materials received by it.  In all instances where PIM has voting responsibility on behalf of a client, it follows the procedures set forth below.  The Director of Research is responsible for monitoring the PIM Analyst’s compliance with such procedures when voting.  The Chief Compliance Officer is responsible for monitoring overall compliance with these procedures.

C.           Voting Procedures

1.	Determine Proxies to be Voted

 Based on the information provided by PIM via the direct link download established between PIM and ISS mentioned above, ISS shall determine what proxy votes are outstanding and what issues are to be voted on for all client accounts.  Proxies received by ISS will be matched against PIM’s records to verify that each proxy has been received.  If a discrepancy is discovered, ISS will use reasonable efforts to resolve it, including calling PIM and/or applicable Custodians.  Pending votes will be forwarded first to the firm’s Chief Compliance Officer who will perform the conflicts checks described in Section 2 below.  Once the conflicts checks are completed, the ballots and supporting proxy materials will be returned to the Proxy Coordinator who will forward them on to the Analyst who is responsible for the Company soliciting the proxy.  Specifically, the Analyst will receive a red folder containing the proxy statement, a printout of the Company’s Annual Report, the proxy analysis by ISS, a blank disclosure of personal holdings form, and one or more vote record forms.3  The Analyst will then mark his/her voting decision on the Vote Record Form, initial this form to verify his/her voting instructions, and return the red folder to the Proxy Coordinator who will then enter the vote into the ISS/Proxy Monitor System.  Any notes or other materials prepared or used by the Analyst in making his/her voting decision shall also be filed in the red folder.

 If an Analyst desires to vote against management or contrary to the guidelines set forth in this proxy voting policy or the written proxy voting policy designated by a specific client, the Analyst will discuss the vote with the Chief Executive Officer and/or Director of Research and the Chief Executive Officer and/or Director of Research shall determine how to vote the proxy based on the Analyst’s recommendation and the long term economic impact such vote will have on the securities held in client accounts.  If the Chief Executive Officer and/or Director of Research agree with the Analyst recommendation and determines that a contrary vote is advisable the Analyst will provide written documentation of the reasons for the vote (by putting such documentation in the red folder and/or e-mailing such documentation to the Proxy Coordinator and General Counsel/Chief Compliance Officer for filing.)  When the Analyst has completed all voting, the Analyst will return the red folder to the Proxy Coordinator who will enter the votes in the ISS system.  Votes may not be changed once submitted to ISS unless such change is approved in writing by both the Chief Compliance Officer and the Director of Research.

1           This default was phased in during early 2002 in order to give ISS time to customize their system.  If we did not issue instructions for a particular proxy during the phase-in period.  ISS marked the affected ballots based on the recommendations issued by ISS for that vote.

2           A separate ballot and vote record form may be included in the red folder if the company soliciting the proxy is included in the portfolio of a client who has designated specific voting guidelines in writing to PIM which vary substantially from these policies and if the Custodian for that client does not aggregate ballots before sending them to ISS.  In such event, the Analyst shall evaluate and vote such ballot on an individual basis in accordance with the applicable voting guidelines.

2.	Identify Conflicts and Vote According to Special Conflict Resolution Rules

 The primary consideration is that PIM act for the benefit of its clients and place its client’s interests before the interests of the firm and its principals and employees.  The following provisions identify potential conflicts of interest that are relevant to and most likely to arise with respect to PIM’s advisory business and its clients, and set forth how we will resolve those conflicts.  In the event that the Research Analyst who is responsible for the Company soliciting a particular proxy has knowledge of any facts or circumstances which the Analyst believes are or may appear be a material conflict, the Analyst will advise PIM’s Chief Compliance Officer, who will convene a meeting of the proxy committee to determine whether a conflict exists and how that conflict should be resolved.

a.           PIM has identified the following areas of potential concern:

•	Where PIM manages any pension or other assets of a publicly traded company, and also holds that company’s or an affiliated company’s securities in one or more client portfolios.

•	Where PIM manages the assets of a proponent of a shareholder proposal for a company whose securities are in one or more client portfolios.

•
Where PIM has a client relationship with an individual who is a corporate director, or a candidate for a corporate directorship of a public company whose securities are in one or more client portfolios.

•
Where a PIM officer, director or employee, or an immediate family member thereof is a corporate director, or a candidate for a corporate directorship of a public company whose securities are in one or more client portfolios.  For purposes hereof, an immediate family member shall be a spouse, child, parent, or sibling.

b.           To address the first potential conflict identified above, PIM’s Chief Compliance Officer will maintain a list of public company clients that will be updated regularly as new client relationships are established with the firm.  Upon receipt of each proxy to be voted for clients, the Proxy Coordinator will give the ballot and supporting proxy materials to PIM’s Chief Compliance Officer who will check to see if the company soliciting the proxy is also on the public company client list.  If the company soliciting the vote is on our public company client list and PIM still manages pension or other assets of that company, the Chief Compliance Officer will note this in the red folder so that the Analyst responsible for voting the proxy will vote the proxy in accordance with the special rules set forth in Subsection f of this Section 2.

c.           To address the second potential conflict identified above, PIM’s Chief Compliance Officer (with the assistance of PIM’s Director of Operations during the busy proxy season—March through June) will check the proxy materials to see if the proponent of any shareholder proposal is one of PIM’s clients (based on the client list generated by our Portfolio Management System, Indata).  If the proponent of a shareholder proposal is a PIM client, the Chief Compliance Officer will note this in the red folder so that the Analyst responsible for voting the proxy will vote the proxy in accordance with the special rules set forth in Subsection f of this Section 2.

d.           To address the third potential conflict identified above, PIM’s Chief Compliance Officer (with the assistance of PIM’s Director of Operations during the busy proxy season—March through June) will check the proxy materials to see if any corporate director, or candidate for a corporate directorship of a public company whose securities are in one or more client portfolios is one of PIM’s individual clients (based on the client list generated by our Portfolio Management System, Indata).  For purposes of this check, individual clients shall include natural persons and testamentary or other living trusts bearing the name of the grantor, settlor, or beneficiary thereof.  If a director or director nominee is a PIM client, the Chief Compliance Officer will note this in the red folder so that the Analyst responsible for voting the proxy will vote the proxy in accordance with the special rules set forth in Subsection f of this Section 2.

e.           To address the fourth potential conflict identified above, PIM’s Chief Compliance Officer (with the assistance of PIM’s Director of Operations during the busy proxy season—March through June) will check the proxy materials to see if any corporate director, or candidate for a corporate directorship of a public company whose securities are in one or more client portfolios is a PIM officer, director or employee or an immediate family member thereof (based on the written  responses of PIM personnel to an annual questionnaire in this regard).  If a director or director nominee is a PIM officer, director or employee or an immediate family member thereof, the Chief Compliance Officer will note this in the red folder so that the Analyst responsible for voting the proxy will vote the proxy in accordance with the special rules set forth in Subsection f of this Section 2.

f.           The following special rules shall apply when a conflict is noted in the red folder:

i.           In all cases where PIM manages the pension or other assets of a publicly traded company, and also holds that company’s or an affiliated company’s securities in one or more client portfolios, PIM will have no discretion to vote any portion of the proxy, but will defer to the recommendation(s) of ISS in connection therewith and will vote strictly according to those recommendations.

ii.           The identity of the proponent of a shareholder proposal shall not be given any substantive weight (either positive or negative) and shall not otherwise influence an Analyst’s determination whether a vote for or against a proposal is in the best interests of PIM’s clients.

iii.           If PIM has proxy voting authority for a client who is the proponent of a shareholder proposal and PIM determines that it is in the best interests of its clients to vote against that proposal, a designated member of PIM’s client service team will notify the client-proponent and give that client the option to direct PIM in writing to vote the client’s proxy differently than it is voting the proxies of its other clients.

iv.           If the proponent of a shareholder proposal is a PIM client whose assets under management with PIM constitute 30% or more of PIM’s total assets under management, and PIM has determined that it is in the best interests of its clients to vote for that proposal, PIM will disclose its intention to vote for such proposal to each additional client who also holds the securities of the company soliciting the vote on such proposal and for whom PIM has authority to vote proxies.  If a client does not object to the vote within 3 business days of delivery of such disclosure, PIM will be free to vote such client’s proxy as stated in such disclosure.

v.           In all cases where PIM manages assets of an individual client and that client is a corporate director, or candidate for a corporate directorship of a public company whose securities are in one or more client portfolios, PIM will have no discretion to vote any portion of the proxy, but will defer to the recommendation(s) of ISS in connection therewith and will vote strictly according to those recommendations.

vi.           In all cases where a PIM officer, director or employee, or an immediate family member thereof is a corporate director, or a candidate for a corporate directorship of a public company whose securities are in one or more client portfolios, PIM will have no discretion to vote any portion of the proxy, but will defer to the recommendation(s) of ISS in connection therewith and will vote strictly according to those recommendations.

Notwithstanding any of the above special rules to the contrary, in the extraordinary event that it is determined by unanimous vote of the Director of Research, the Chief Executive Officer, and the Research Analyst covering a particular company that the ISS recommendation on a particular proposal to be voted is materially adverse to the best interests of the clients, then in that event, the following alternative conflict resolution procedures will be followed:

A designated member of PIM’s client service team will notify each client who holds the securities of the company soliciting the vote on such proposal and for whom PIM has authority to vote proxies, and disclose all of the facts pertaining to the vote (including, PIM’s conflict of interest, the ISS recommendation, and PIM’s recommendation).  The client then will be asked to direct PIM how to vote on the issue.  If a client does not give any direction to PIM within 3 business days of delivery of such disclosure, PIM will be free to vote such client’s proxy in the manner it deems to be in the best interest of the client.

When PIM’s conflicts resolution policies call for PIM to defer to ISS recommendations, PIM will make a case-by-case evaluation of whether this deferral is consistent with its fiduciary obligations by inquiring about and asking for representations from ISS on any potential conflicts it has or may have with respect to the specific vote.  PIM will do this by making an email inquiry to disclosure@isspolicy.com.  PIM will not do this, however, when this Proxy Policy permits PIM to defer to ISS when PIM has to vote a proxy of company shares that PIM accepted as an accommodation to a new client as part of an account funding, but then liquidated shortly thereafter because such securities were not in PIM’s model.

On an annual basis, the Compliance Department also will review the conflicts policies and Code of Conduct that ISS posts on its website.  This review will be conducted in February of each year before the start of proxy voting season.

3.           Vote

Each proxy that comes to PIM to be voted shall be evaluated on the basis of what is in the best interest of the clients.  We deem the best interests of the clients to be that which maximizes shareholder value and yields the best economic results (e.g., higher stock prices, long-term financial health, and stability).  In evaluating proxy issues, PIM will rely on ISS to identify and flag factual issues of relevance and importance.  We also will use information gathered as a result of the in-depth research and on-going company analyses performed by our investment team in making buy, sell and hold decisions for our client portfolios.  This process includes periodic meetings with senior management of portfolio companies.  PIM may also consider information from other sources, including the management of a company presenting a proposal, shareholder groups, and other independent proxy research services.  Where applicable, PIM also will consider any specific guidelines designated in writing by a client.

The Research Analyst who is responsible for following the company votes the proxies for that company.  If such Research Analyst also beneficially owns shares of the company in his/her personal trading accounts, the Research Analyst must complete a special “Disclosure of Personal Holdings Form” (blank copies of which will be included in each red folder), and the Director of Research must sign off on the Research Analyst’s votes for that company by initialing such special form before it and the vote record sheet are returned to the Proxy Coordinator.  It is the responsibility of each Research Analyst to disclose such personal interest and obtain such initials.  Any other owner, partner, officer, director, or employee of the firm who has a personal or financial interest in the outcome of the vote is hereby prohibited from attempting to influence the proxy voting decision of PIM personnel responsible for voting client securities.

Unless a particular proposal or the particular circumstances of a company may otherwise require (in the case of the conflicts identified in Section 2 above) or suggest (in all other cases), proposals generally shall be voted in accordance with the following broad guidelines:

a.           Support management recommendations for the election of directors and appointment of auditors (subject to i below).

b.           Give management the tools to motivate employees through reasonable incentive programs.  Within these general parameters, PIM generally will support plans under which 50% or more of the shares awarded to top executives are tied to performance goals.  In addition, the following are conditions that would generally cause us to vote against a management incentive arrangement:

i.           With respect to incentive option arrangements:

•	The proposed plan is in excess of 10% of shares, or

•	The company has issued 3% or more of outstanding shares in a single year in the recent past, or

•
The new plan replaces an existing plan before the existing plan's termination date (i.e., they ran out of authorization) and some other terms of the new plan are likely to be adverse to the maximization of investment returns.

For purposes hereof, the methodology used to calculate the share threshold in (i) above shall be the (sum of A + B) divided by (the sum of A + B + C + D), where:

A = the number of shares reserved under the new plan/amendment

B = the number of shares available under continuing plans

C = granted but unexercised shares under all plans

D = shares outstanding, plus convertible debt, convertible equity, and warrants

ii.           With respect to severance, golden parachute or other incentive compensation arrangements:

•
The proposed arrangement is excessive or not reasonable in light of similar arrangements for other executives in the company or in the company’s industry (based solely on information about those arrangements which may be found in the company’s public disclosures and in ISS reports); or

•
The proposed parachute or severance arrangement is considerably more financially or economically attractive than continued employment.  Although PIM will apply a case-by-case analysis of this issue, as a general rule, a proposed severance arrangement which is 3 or more times greater than the affected executive’s then current compensation shall be voted against unless such arrangement has been or will be submitted to a vote of shareholders for ratification; or

•	The triggering mechanism in the proposed arrangement is solely within the recipient’s control (e.g., resignation).

c.           Support facilitation of financings, acquisitions, stock splits, and increases in shares of capital stock that do not discourage acquisition of the company soliciting the proxy.

d.           Vote against shareholder social issue proposals unless specifically required in writing by a client to support a particular social issue or principle.

e.           Support anti-takeover measures that are in the best interest of the shareholders, but oppose poison pills and other anti-takeover measures that entrench management and/or thwart the maximization of investment returns.

f.           Oppose classified boards and any other proposals designed to eliminate or restrict shareholders’ rights.

g.           Oppose proposals requiring super majority votes for business combinations unless the particular proposal or the particular circumstances of the affected company suggest that such a proposal would be in the best interest of the shareholders.

h.           Oppose vague, overly broad, open-ended, or general “other business” proposals for which insufficient detail or explanation is provided or risks or consequences of a vote in favor cannot be ascertained.

i.           Make sure management is complying with current requirements of the NYSE, NASDAQ and Sarbanes-Oxley Act of 2002 focusing on auditor independence and improved board and committee representation.  Within these general parameters, the opinions and recommendations of ISS will be thoroughly evaluated and the following guidelines will be considered:

•	PIM generally will vote against auditors and withhold votes from Audit Committee members if Non-audit (“other”) fees are greater than the sum of audit fees + audit-related fees + permissible tax fees.

In applying the above fee formula, PIM will use the following definitions:

-	Audit fees shall mean fees for statutory audits, comfort letters, attest services, consents, and review of filings with SEC

-
Audit-related fees shall mean fees for employee benefit plan audits, due diligence related to M&A, audits in connection with acquisitions, internal control reviews, consultation on financial accounting and reporting standards

-
Tax fees shall mean fees for tax compliance (tax returns, claims for refunds and tax payment planning) and tax consultation and planning (assistance with tax audits and appeals, tax advice relating to M&A, employee benefit plans and requests for rulings or technical advice from taxing authorities)

•
PIM will apply a CASE-BY-CASE approach to shareholder proposals asking companies to prohibit their auditors from engaging in non-audit services (or capping the level of non-audit services), taking into account whether the non-audit fees are excessive (per the formula above) and whether the company has policies and procedures in place to limit non-audit services or otherwise prevent conflicts of interest.

•
PIM generally will evaluate director nominees individually and as a group based on ISS opinions and recommendations as well as our personal assessment of record and reputation, business knowledge and background, shareholder value mindedness, accessibility, corporate governance abilities, time commitment, attention and awareness, independence, and character.

•
PIM generally will withhold votes from any insiders flagged by ISS on audit, compensation or nominating committees, and from any insiders and affiliated outsiders flagged by ISS on boards that are not at least majority independent.

•
PIM will evaluate and vote proposals to separate the Chairman and CEO positions in a company on a case-by-case basis based on ISS opinions and recommendations as well as our personal assessment of the strength of the companies governing structure, the independence of the board and compliance with NYSE and NASDAQ listing requirements.

j.           PIM generally will support re-incorporation proposals that are in the best interests of shareholders and shareholder value.

k.           PIM may abstain from voting a proxy if we conclude that the effect of abstention on our clients’ economic interests or the value of the portfolio holding is indeterminable or insignificant.  In addition, if a company imposes a blackout period for purchases and sales of securities after a particular proxy is voted, PIM generally will abstain from voting that proxy.

It is understood that PIM’s and ISS’s ability to commence voting proxies for new or transferred accounts is dependent upon the actions of custodian’s and banks in updating their records and forwarding proxies.  As part of its new account opening process, PIM will send written notice to the Custodians of all clients who have authorized us to vote their proxies and instruct them to direct all such proxies to:  ISS/1520/PIM, 2099 Gaither Road, Suite 501, Rockville, Maryland 20850-4045.  These instructions will be included in PIM’s standard initial bank letter pack.  If ISS has not received any ballots for a new account within 2 to 4 weeks of the account opening, ISS will follow-up with the Custodian.  If ISS still has not received any ballots for the account within 6 to 8 weeks of the account opening, they will notify our Proxy Coordinator and Director of Operations and Administration who will work with the client to cause the Custodian to begin forwarding ballots.  PIM will not be liable for any action or inaction by any Custodian or bank with respect to proxy ballots and voting.

Where a new client has funded its account by delivering in a portfolio of securities for PIM to liquidate and the record date to vote a proxy for one of those securities falls on a day when we are temporarily holding the position (because we were still executing or waiting for settlement), we will vote the shares.  For these votes only, we will defer to ISS’s recommendations, however, since we will not have first hand knowledge of the companies and cannot devote research time to them.

Proxies for securities on loan through securities lending programs will generally not be voted.  Since PIM’s clients and not PIM control these securities lending decisions, PIM will not be able to recall a security for voting purposes even if the issue is material.

4.	Return Proxies

The Director of Operations and Administration shall send or cause to be sent (or otherwise communicate) all votes to the company or companies soliciting the proxies within the applicable time period designated for return of such votes.  For so long as ISS or a similar third party service provider is handling the mechanics of voting client shares, the Chief Compliance Officer will periodically verify that votes are being sent to the companies.  Such verification will be accomplished by selecting random control numbers of proxies solicited during a quarter and calling ADP to check that they received and recorded the vote.

5.	Changing a Vote

Votes may not be changed once submitted to ISS unless such change is approved in writing by both the Chief Compliance Officer and the Director of Research.

III.        Corporate Actions

PIM shall work with the clients’ Custodians regarding pending corporate actions.  Corporate action notices received from our portfolio accounting system's Alert System and/or from one or more Custodians shall be directed to our Operations Administrative Personnel who will check our records to see which client accounts hold the security for which the corporate action is pending.  If the corporate action is voluntary and thus requires an affirmative response, such personnel will confirm that we have received a response form for each affected client account before the response date.  The Research Analyst covering the Company will then be informed of the action so that he/she can determine if the accounts should participate and what response should be given.  The Research Analyst shall consult with the firm’s Director of Research and applicable Portfolio Manager when making this determination.  Once determined, the response shall then be communicated back to the Custodians by our Operations Administrative Personnel by fax.  On our fax cover letter, we will request a signed confirmation of our instructions from the custodian and ask them to send this page with their signature back to us.  We will make follow-up calls to the custodians to get them to return the signed fax, as needed.  PIM’s Operations Administrative Personnel also will check the Company’s website for any corporate action processing information it may contain.  On the date the action should be processed, the transactions will be booked in our portfolio management system.  If the action results in accounts owning fractional shares of a security, those shares will be sold off using the price per whole share found on the website.  All faxes, notes and other written materials associated with the corporate action will be kept together in a folder that will be filed with the red proxy files.

PIM shall not have any responsibility to initiate, consider or participate in any bankruptcy, class action or other litigation against or involving any issue of securities held in or formerly held in a client account or to advise or take any action on behalf of a client or former client with respect to any such actions or litigation.  PIM will forward to all affected clients and former clients any important class action or other litigation information received by PIM.  This will not include any mass mailing requests to act as a lead plaintiff or other general solicitations for information.  It will include any proof of claims forms, payment vouchers and other similar items.

IV.        Client Disclosures

On July 15, 2003, PIM sent all of its then existing clients a copy of these policies and procedures as amended and restated effective July 1, 2003, as well as a notice on how to obtain information from PIM on how PIM has voted with respect to their securities.  In addition, PIM added a summary description of these policies and procedures to Schedule F of Part II of PIM’s ADV, and disclosed in that document how clients may obtain information from PIM on how PIM has voted with respect to their securities.  From and after July 15, 2003, PIM will include a copy of these proxy voting policies and procedures, as they may be amended from time to time, in each new account pack sent to prospective clients.  It also will update its ADV disclosures regarding these policies and procedures to reflect any material additions or other changes to them, as needed.  Such ADV disclosures will include an explanation of how to request copies of these policies and procedures as well as any other disclosures required by Rule 206(4)-6 of the Advisers Act.

PIM will provide proxy voting summary reports to clients, on request.  With respect to PIM’s mutual fund clients, PIM will provide proxy voting information in such form as needed for them to prepare their Rule 30b1-4 Annual Report on Form N-PX.

V.         Recordkeeping

A.           PIM will maintain a list of dedicated proxy contacts for its clients.  Each client will be asked to provide the name, email address, telephone number, and post office mailing address of one or more persons who are authorized to receive, give direction under and otherwise act on any notices and disclosures provided by PIM pursuant to Section II.C.2.f of these policies.  With respect to ERISA plan clients, PIM shall take all reasonable steps to ensure that the dedicated proxy contact for the ERISA client is a named fiduciary of the plan.

B.           PIM will maintain and/or cause to be maintained by any proxy voting service provider engaged by PIM the following records.  Such records will be maintained for a minimum of five years.  Records maintained by PIM shall be kept for 2 years at PIM’s principal office and 3 years in offsite storage.

i.	Copies of PIM’s proxy voting policies and procedures, and any amendments thereto.

ii.
Copies of the proxy materials received by PIM for client securities.  These may be in the form of the proxy packages received from each Company and/or ISS, or downloaded from EDGAR, or any combination thereof.

iii.	The vote cast for each proposal overall as well as by account.

iv.	Records of any calls or other contacts made regarding specific proxies and the voting thereof.

v.	Records of any reasons for deviations from broad voting guidelines.

vi.	Copies of any document created by PIM that was material to making a decision on how to vote proxies or that memorializes the basis of that decision.

vii.	A record of proxies that were not received, and what actions were taken to obtain them.

viii.
Copies of any written client requests for voting summary reports (including reports to mutual fund clients for whom PIM has proxy voting authority containing information they need to satisfy their annual reporting obligations under Rule 30b-1-4 and to complete Form N-PX) and the correspondence and reports sent to the clients in response to such requests (these shall be kept in the REPORTS folder contained in the client OPS file).

VI.       Review of Policies

The proxy voting policies, procedures and guidelines contained herein have been formulated by PIM’s proxy committee.  This committee consists of PIM’s Director of Research, Chief Compliance Officer, and at least one Portfolio Manager (who represents the interests of all PIM’s portfolio managers and is responsible for obtaining and expressing their opinions at committee meetings).  The committee shall review these policies, procedures and guidelines at least annually, and shall make such changes as they deem appropriate in light of then current trends and developments in corporate governance and related issues, as well as operational issues facing the firm.

Thomas White International Ltd.

PART ONE: PROXY VOTING PROCEDURES

I.           INTRODUCTION

We have adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and SEC rule 206(4)-6 under the Investment Advisers Act of 1940. Our authority to vote the proxies of our clients is established by our advisory contracts or comparable documents, and our proxy voting guidelines have been tailored to reflect these specific contractual obligations. In addition to SEC requirements governing advisers, our proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts set out in Department of Labor Bulletin 94-2, 29 C.F.R. 2509.94-2 (July 29, 1994).

II. STATEMENT OF POLICIES AND PROCEDURES

Our actions reflect the investment policy goals of our clients.  All proxies are voted in accordance with our responsibility to act solely in the interest of the plan beneficiaries and in a manner that maximizes the economic value of the underlying shares.  As such, our proxy voting policy is to elect capable directors and vote against various techniques that inhibit the highest market valuation for company shares.  Of course, each vote is analyzed on an individual basis in accordance with our stated policy of maximizing shareholder value. Any material conflicts of interest that arise are resolved in the best interests of our clients.

Securities that are part of a securities lending program and on loan may not be voted on TWI.

TWI may, if directed by a client based on the contractual relationship, vote as instructed by the client for certain issues or securities.

TWI will provided a copy of its policies and procedures to clients upon request. These policies and procedures may be updated from time to time. Clients may also request a listing of how its proxies were voted by TWI.  This request should be in writing and this information will be provided within a month of the request.

III. RESPONSIBILITY AND OVERSIGHT

The President of the TWI will appoint a Compliance Officer who shall administer and oversee the proxy voting process. The Compliance Officer shall:

1.	Develop, authorize, implement and update the adviser's policies and procedures;

2.	Oversee the proxy voting process;

3.	Determine the votes for issues that do not fall into one of the categories defined in Part Two, applying the general principles of the Statement;

4.	Monitor legislative and corporate governance developments and coordinate any corporate or other communication related to proxy issues;

5.	Consult with portfolio managers/analysts of the accounts holding the relevant security;

6.	Engage and oversee any third-party vender to review, monitor, and/or vote proxies.
IV. PROCEDURES

This section provides suggestions for describing the adviser's actual proxy voting process in the firm's policies and procedures.

A.	Client Direction. TWI, when the advisory contract calls for it, will vote as instructed by the client.

B.	Process of Voting Proxies. The procedures may specify reasonable steps to assure that the adviser receives and vote proxies in a timely manner. For example,

1.
Obtain Proxy. Registered owners of record, e.g. the trustee or custodian bank, that receive proxy materials from the issuer or its information agent,or an ERISA plan are instructed to sign the proxy in blank and forward it directly to the proxy administrator, a specified member of the proxy committee, or a voting delegate.

a.	Securities Lending. TWI may recall securities that are part of a securities lending program for materially important votes.

2.	Match. Each proxy received is matched to the securities to be voted and a reminder is sent to any custodian or trustee that has not forwarded the proxies within a reasonable time.

3.	Categorize. Review and categorize proxies according to issues and the proposing parties.

4.
Conflicts of Interest. Each proxy is reviewed by the proxy administrator to assess the extent to which there may be a material conflict between the adviser's interests and those of the client. In the event that a material conflict arises, TWI will disclose the conflict to clients and obtain their consents before voting

5.	Vote. The proxy administrator will vote the proxy in accordance with the firm's policies and procedures and return the voted proxy to the issuer or its information agent.

7.	Review. A review should be made to ensure that materials are received in a timely manner.

a.
The proxy administrator will periodically reconcile proxies received against holdings on the record date of client accounts over which TWI has voting authority to ensure that all shares held on the record date, and for which a voting obligation exists, are voted.

C.        Recordkeeping. This section sets forth procedures for documenting proxy votes.

1.
Section 204. TWI will maintain records of proxies voted pursuant to Section 204-2 of the Advisers Act in an easily accessible place for a period of five years, the first two in an appropriate office of the adviser. Such records will include:

a.
As required by Rule 204-2(c): (1) a copy of its policies and procedures; (2) proxy statements received regarding client securities (this may be satisfied by relying on EDGAR or a third party if the party undertakes to provide a copy promptly upon request); (3) a record of each vote cast (third party records similarly permitted); (4) a copy of any document created by the adviser that was material to making a decision how to vote proxies on behalf of a client or that memorializes the basis for that decision; and (5) each written client request for proxy voting records and the adviser's written response to any (written or oral) client request for such records.

PART TWO: CATEGORIES OF ISSUES

I.           MANAGEMENT PROPOSALS

A.
Routine Matters/Corporate Administrative Items. The policy of TWI generally is to support the nominees to the board of the directors so long as the nominees have shown responsibility to the welfare of the shareholders.  Some criteria that would cause us to cast our accounts' votes against the nominees might include the payment of greenmail, adoption of harmful anti-takeover measures, and institution of excessive golden parachute severance agreements.  Additionally we would vote for a dissident slate of nominees if we favored a potential acquirer  in a takeover battle. We typically support managements' choice of auditors.

B.	Cumulative Voting. TWI will reject any proposal to dismantle cumulative voting provisions. Please see the cumulative voting section in the stockholder proposal section for an explanation.

C.	Stock authorizations: Common & blank check preferred.

1. Common Stock. In the past, the authorization would have been considered a matter of routine company policy.  However, given the current environment of takeover and anti-takeover defenses, we must subject these proposals to greater scrutiny.  Stockpiles of unissued common stock can be used to discourage potential acquirers by serving as a reservoir for a poison pill plan.  They can also be used in a targeted share placement in which a large block of stock is placed in friendly hands to assist in fending off an acquirer during a proxy contest.

On the other hand, the stock may be intended to finance the future legitimate operation of the firm.  It may be impossible for the outside shareholder to distinguish between the two objectives ( anti-takeover defenses vs. financing future operations).  However, one can infer about the objective from certain indicators,  e.g. presence of a poison pill, threat of takeover bid, and number of existing authorized, but unissued, shares.

2. Blank check preferred stock. Blank check preferred stock are shares of preferred stock authorized by the shareholders, but not issued.  When issued, management has the power to determine the voting and conversion rights.  In the event of a hostile takeover attempt, management can place high voting values on these shares and place them in the hands of friendly voters.

On July 7, 1988 the Security and Exchange Commission adopted rule 19c-4, the so-called "one share, one vote" which was intended to put a stop to the practice of issuing stock with unequal voting rights.  However, the exchanges have been left with the task of interpreting this somewhat ambiguous rule.  If interpreted strictly, this rule would greatly reduce the effect of blank check preferred stock as an anti-takeover device.  Firms continue to put forward proposals for blank check preferred stock.

Unless management's argument in defense of their proposal to authorize blank check preferred stock is rational, TWI will vote against this proposal. This is based on the opinion that such an issue is primarily an anti-takeover defense and, as such, discourages the full market valuation of the firm's  shares.

D.
Changes in voting rights. TWI recognizes the voting rights of its common stock holdings to be valuable assets.  We will support all one-share-one-vote provisions and will resist any proposals that would dilute the voting power of our clients' shares.

E.	Stock option plans and employee compensation.

1. Stock option Plan Many of the firms with extraordinary proxy proposals include proposals dealing with executive compensation, usually stock/option plans.  Stock options are a right to purchase shares of their own firm's stock at a specified price within a certain time period.  Supposedly these plans give an extra incentive for managers to perform in the best interests of the firm.  By linking management's compensation with the share value, the goals of the outside shareholders and management would seem to be more closely linked.

This incentive-based explanation of alternative compensation plans has been brought into question by, among others, Michael Jensen and Kevin Murphy who found that the relationship between pay and performance seems too minimal  to motivate managers to perform optimally.

Some stock/option plans or amendments to existing plans would not be supported by TWI.  These would include those plans that keep a substantial block of voting stock in friendly hands.  This block could be decisive in a proxy contest, in the same way as that of an E.S.O.P. (see below).  Furthermore, in the face of a market downturn some proposals call for repricing so-called "underwater" options; that is, those options that expire worthless due to poor price performance.  Proposals of this nature undermine the purpose of the plans.  With the incentive feature diluted, the stock/options plans become merely more confusing and an inefficient form of salary.

A final concern is the effect these long-term incentive plans have on the executives' wealth diversification.  By tying up a large part of an executive’s salary in these plans, rather than paying out an immediate salary, the executive incurs great financial risk by lack of diversification.  One is lead to believe that these incentive plans will lead to higher equilibrium levels of executive compensation in order to compensate them for this low diversification wealth risk.  On the other hand, the executives may be able to avoid this risk from induced low-diversification by the appropriate trades in the open market (e.g. short selling, puts etc.).  If this is the case, the argument in favor of long-term incentive plans in undermined and one would believe that a simple flat salary arrangement would be more efficient.

It is our approach to carefully study each proposal on a case by case basis to determine whether the proposal is used primarily as an anti-takeover device or subverts the incentive-based purpose of the plans.  We must vote in opposition to any proposal that is so deemed.

A class of long-term executive incentive-linked compensation plans that would be more acceptable to TWI would include "Phantom Stock" compensation.  Under these plans employees receive deferred compensation based in the form of an index that would correspond to a number of actual shares. When the option matures the employee converts the index into the value of the corresponding number of shares.  No actual shares are issued, bought or sold and no voting rights are transferred.  However, as the employees' compensation is linked directly to company performance, incentives are similar to those found in actual stock/option plans.

2. E.S.O.P.s Many U.S. firms have recently created employee stock ownership plans (E.S.O.P.s.) in order to cut tax bills and to provide a new employee incentive.  These plans and more conventional executive stock/option plans often have the effect of thwarting hostile takeover attempts.  E.S.O.P.s discourage takeovers by placing a sizable block of the firm's outstanding shares with a friendly trustee.  However, the Department of Labor may have damaged the E.S.O.P. defense strategy by instructing E.S.O.P.  trustees to exercise their own judgment on whether to tender the shares.

It is the opinion of TWI that the intended use of an E.S.O.P. is not always to provide a means to motivate employee performance, but sometimes is meant to serve as a weapon in the firm's anti-takeover arsenals.  Any practice which discourages such bids are considered contrary to the TWI's statement of general guidelines.

Mergers/Acquisitions. Merger bids usually include big premiums for the acquired firm.  As such, our stated policy objective would lead us to accept any management proposal to merge with another firm so long as the bid price is a notable premium over the trading price, and assuming no attractive bid from a third party is forthcoming.  Generally, we will vote with the management in those situations so long as the proposed acquisition is not clearly harmful to the acquiring firm.

Classified Board. Under the provisions of the classified board plan, only a minority of the members of the board of directors, typically one-third are subject to re-election in any year.  As this usually represents a change in the firm's bylaws or charter amendments, this measure must be put to shareholder vote.

Since, with classification of directors, only one-third of the directors are elected in any given year, this is an effective anti-takeover measure.  Under this scheme at least two stockholder meetings are required to remove a majority of the directors.  Classification also mitigates the effect of cumulative voting.  As an example, suppose that ten director seats are up for election.  Under cumulative voting a minority shareholder holding 10 percent of the votes could elect at least one director to the board.  However, in the extreme case where each seat comes open only every 10 years, the effect of cumulative voting is negated.  That is, the ten percent holder can now only exercise the same voting power that he could exercise in the absence of cumulative voting.

In most cases classified voting increases the number of years between votes on each directorship from one to three years.  Proponents claim that this increases continuity and stability within the firm.  However, most observers agree that the main intent of classified boards is to discourage takeover raids.

All available evidence suggests that measures that act to prevent successful takeover raids have a negative effect on share value.  In acting in a manner consistent with our stated objectives, TWI will vote to oppose the institution of a classified board and will vote in favor of its repeal wherever they have already been installed.

Director & Officer liability and indemnification. Directors have historically been governed by their fiduciary duties of loyalty and care.  The first of these common law obligations requires that the directors place the company first, above such interests as personal economic gain or private convenience.  The second requires them to act in good faith in a manner they reasonably believe to be in the best interest of the firm, and with the care that would be used by any prudent person facing similar circumstances.

The landmark Delaware Supreme Court ruling, Smith v. van Gorkum, of 1985 held the directors of Trans Union personally liable for the losses stemming from their insufficient study of the takeover bid.  Since then over 700 large firms have adopted director and officer liability and indemnification provisions to protect them from similar rulings.

These provisions provide that, to the extent permitted by state law, directors and officers cannot be held personally liable for monetary damages, for breaches of the fiduciary duty of care.  Indemnification provisions, on the other hand, allow companies to pay legal costs incurred by directors, officers and other employees who are sued as a result of their corporate affiliations.

Although such provisions can serve to entrench management by making them immune from personal accountability, TWI generally will support these provisions.  Given the current highly litigious environment it may be necessary to provide this kind of protection in order to attract good managers and directors.  We may, however, vote against such measures if they are accompanied by a number of anti-takeover defenses and/or in those cases where we favor a potential acquirer in a challenge for corporate control.

Fair Price Provisions. The fair price provision requires that certain minimum price and procedural requirements be observed by any party which acquires more than 5 percent of the corporation's common stock and then seeks to accomplish a merger or other business combination or transaction which would eliminate or could significantly change the interest of the remaining shares.  Fair price provisions are actually only another anti-takeover defense.

We feel that the shareholders themselves are the best judges of what is and what is not a "fair price" for their shares.  Accordingly, TWI must vote against such provisions and support any proposition that would eliminate them.

Other Proposals. We will judge each proposal on a case by case basis.  In deciding how to vote we will refer to our general guidelines statement.  When we invest in a firm, we feel that the firm is generally well managed.  We define this as working to achieve the best return for their stockholders.

By this criteria, in cases where there appears to be no possible principal/agent problem on the part of management and in which management has not shown itself to be incompetent, we will defer to the decisions of management.

In cases where management may have a stake in the outcome we, will put the proposal to greater analysis. We normally will not support any strategy that enhances management entrenchment or results in the dilution of our governance capacity.

II.  SHAREHOLDER PROPOSALS

A.
Confidential voting. Confidential voting plans provide that all proxies, ballots and voting tabulations that identify shareholders be kept confidential.  In the past there has been a concern among   institutional investors , especially pension funds, that company management puts pressure on one section of a financial service firm so as to secure a favorable vote from the investment management branch of the firm.  Many institutional investors fear retaliation from voting against management.  A study by Harvard economist John Pound showed that institutional investors often vote against the economic interests of their beneficial owners.

Employees with shares in the company represent another group which is faced with possible retaliation when voting against management.  Opponents of confidential voting suggest that persons who feel that they are faced with a conflict of interest when voting shares can always keep the shares in street name.  This does not seem to be an adequate resolution  to the problem.  It is an inconvenience to the shareholder and, in making this change, the shareholder may attract the suspicion of management.  In addition, the identity of the masked voters who vote against management may be determined by knowledge of those who voted for management.

Some of the largest corporations already use a system of confidential proxy voting.  Among these are IBM, Exxon, General Electric, AT&T, General Motors, Citicorp, Chase Manhattan, J.P. Morgan and Chemical Bank.  A recent report by IRRC indicated that the implementation of confidential voting has been quite smooth.  The cost of hiring an outside firm to manage the voting is not high and the process has not proved cumbersome.

It is the opinion of TWI that the cost of installing confidential voting is small compared to the gains.  Since the firm should be run for the benefit of the shareholders, it should not be the case that some shareholders feel pressured to vote in support of the present management.  Given the past liberties that some management teams have taken, it seems that the only way in which to guarantee that no management coercion would occur would be to install confidential voting.  As the goal of TWI is to pursue the economic interests of our plan sponsor clients, it is also our policy to vote in support of confidential voting.

B.
Cumulative voting. Cumulative voting provides that in elections for directors, each shareholder is allowed a number of votes equal to the number of shares that he/she holds multiplied by the number of directorships being voted on.  Suppose that ten seats are being voted on and a minority interest holds ten percent of the voting shares.  If this shareholder voted all the proxies for one candidate, its votes alone would be sufficient to guarantee the election for that candidate.

Thirteen states require cumulative voting for firms that are incorporated in that state. Thirty others, including Delaware, allow it as an option to the company.

Proponents claim that cumulative voting allows for a minority representation on the board of directors.  Furthermore, it is thought to increase the chance of a successful takeover raid.  Opponents reply that cumulative voting is identified with special-interest management and, as such, is contrary to the goal of share value maximization.  This claim is difficult to accept as, even under these provisions, it would still be impossible for a minority interest to gain control of a majority of director seats.

The proxy voting behavior of TWI must reflect the investment policy goals of our clients.  We vote against any technique that would inhibit the highest market valuation for our company shares.  Likewise, we must vote for any plan or technique that would allow for the highest valuation of company shares.  It is our feeling that cumulative voting allows for the better representation of all opinions and, therefore, may lead to a more knowledgeable decision making body.  Moreover, the best evidence  available indicates that measures which inhibit takeover activity have a negative effect on share value, and measures which remove barriers to corporate control tend to raise share value.  Our policy is, therefore, to generally vote in favor of cumulative voting provisions and to oppose their removal.  We will reverse this policy only for those special cases in which we judge that cumulative voting would be detrimental to the firm.

C.
Equal Access to the Proxy Statement. There is growing interest among some shareholder groups to push for the opportunity to have more access to proxy statements.  Specifically, these groups would like to have the power to respond to management proposals directly on the proxy, put forth their own proposals and nominate directors.  Management’s often argue that providing this forum for stockholders could result in proxy materials that are confusing and of unwieldy size.

We feel that, while unqualified acceptance of all proxy statements might result in this problem, measures can be taken to avoid this.  That is, perhaps only shareholders or groups of shareholders with a substantial percentage of the equity (perhaps five percent) would be allowed access to proxy statements.  Furthermore, management could be granted the right to submit all rebuttals to the SEC for acceptance.  This would filter out confusing and inappropriate proposal rebuttals.  A similar system has worked well for shareholder proposals.

We, therefore, support equal access to the proxy material and vote against any proposal that would curtail this access.

D.
Anti-greenmail. In order to avoid a battle for corporate control, firms sometimes pay a premium to purchase from a potential raider a large block of its own shares.  Events usually transpire in this manner: a shareholder accumulates a large number of shares in the firm, then threatens to make a bid for company control.  The management is often willing to buy the block of shares from the raider at a price substantially above market price.  Typically, the target company will also pay for any expense that the raider incurred in initiating and then terminating the bid for control.  The raider also agrees not to target the firm again for a specified number of years.  In general, the price of the firm falls immediately following the repurchase of the raider's shares.

With widespread public outcry and tax cost imposed by the IRS, greenmail has ceased to be as common as it was in its 1986 heyday.  Companies try to avoid the classification of greenmail and try to disguise the payments as restructuring, reacquisition and asset swaps.  It is sometimes difficult to distinguish between greenmail and authentic company financial decisions.

As the payment of greenmail has been found to have a negative effect on the market price of the company's shares, it is our policy to reject this discriminatory payment to a single shareholder.  Our stated voting policy of rejecting techniques that are found to inhibit the that highest market valuation for the company shares would lead us to vote in favor of anti-greenmail proposals.

E.
Restore Preemptive Rights. Preemptive rights give the shareholder the right to maintain their proportional ownership in the corporation by giving them the right to buy any new stock issues before others have the opportunity to do so.  This rule would prohibit the firm from giving a favored investor a special stock issue at a preferred price or with  the intent to gain a voting majority over a rival group.

Over the past few decades, firms have been granted more and more license, at both the state and federal level, to opt out of these rights.  One impetus behind the push to restore these rights is the wish by certain shareholders to avoid the underwriting costs that are normally incurred in a new stock issue.  Further, these same shareholders are worried that they will never have the chance to maintain their share in the firm due to the practice of many underwriters of placing new issues directly with large institutional investors.

Management groups uniformly oppose this proposal.  They claim that restoring preemptive rights is cumbersome and unnecessary.  Furthermore, management groups claim that preemptive rights reduces financial flexibility.  The ability to raise funds would be reduced, they claim, and this would have a deleterious effect on the market price.  They point out that shareholders concerned about maintaining their proportional ownership of a firm may readily do so by open market purchases or through an underwriter.

It is the opinion of TWI that the restoration of preemptive rights may not be in the best interest of our clients.  It is possible to preserve one's proportionate ownership in a firm without preemptive rights and the restoration of these rights may well have an adverse effect on the firms fund raising ability.

F.	Repeal Classified Board. For reasons outline under Management Proposals above, TWI generally supports any proposal that would end a classified board scheme in any of the firms in which it holds stock.

G.
Amend Supermajority Rule. Under this proposal the supermajority needed to override a firm's poison pill plan would be reduced from 80% to two-thirds.  TWI  feels that  poison pill plans act to reduce share value and, therefore, any proposal that would weaken or reduce the poison pill generally will be supported.

H.
Opt Out of State Takeover Laws. Delaware has been a popular state for incorporation for many years.  Over half of the Fortune 500 firms are incorporated there, and just under one half of all NYSE firms.  Firms realize that Delaware depends so heavily on corporate franchise fees that it cannot afford to build a business environment that would be detrimental to corporate interests. 17% of the state's revenue is raised by these fees.

Another reason for Delaware's popularity is that state law requires that changes to the state's corporate code must be approved by a supermajority of two-thirds in both houses.  This makes it highly unlikely that the existing code would quickly be amended in any way that would be against the interests of corporations.  Furthermore, no revisions can be made without the review of the Delaware Bar Association's Corporate Law Section.  This Section represents, to a large extent, the lawyers employed by the very firms that are incorporated in the state.

A recent Delaware takeover law (Section 203 of the Delaware General Corporation Code) provides that a company may not enter into a business combination with a 15% shareholder for three years after the 15% acquisition unless:
a. The acquirer had board approval for either the 15% or the proposed business combination before the aquirer gained the 15%; or
b. Upon consummation of the 15% acquisition, the shareholder owned at least 85% of the outstanding voting stock not owned by employee-directors of employee stock plans that do not allow individual employees to vote confidentially on whether to tender their shares; or
c. at the time of, or after, the 15% acquisition, the combination is approved by the board and two thirds of the outstanding shares not owned by the potential acquirer, voting at a special meeting (not by written consent).

This statute applies to all companies incorporated in Delaware unless a company opts out through board action amending the bylaws within 90 days of the effective date, or opts out through a charter or bylaw amendment approved by a majority of the outstanding shares at any time.

We conclude that state takeover laws serve to entrench management and to inhibit the full market valuation of the adopting firm's shares.  We must, therefore, vote to opt out this restriction  whenever it appears.

I.
Minimum Stock Ownership. Some shareholder proposals induce directors to own a minimum amount of company stock.  The concern is that directors who have a fraction of their own wealth linked to the fortunes of the firm would be better induced to act solely in the best interests of the shareholders.  If managers have invested a high degree of their own wealth in the firm, they may be less likely to oppose an attractive takeover bid.

Management generally opposes this idea, claiming that minimum stock ownership might restrict the pool of eligible applicants to the directorship.  Furthermore, they claim that the ownership of stock in the firm is not a prerequisite to acting solely in the best interests of the firm.  There also may be some concern among the directors regarding the diversification of their personal wealth.  They feel that their income is already tied to the fortunes of the firm, so why must they also have the performance of their personal investments similarly dependent.

It is not our policy to make the position of director so onerous that no capable people are interested in holding it.  On the other hand, by linking the personal interests of managers and directors with those of the shareholders the principal/agent problem is somewhat avoided and we can be more certain that the managers will do their best to maximize the value of the firm.  Jensen and Murphy (1990), however, argue that an ownership stake in the firm will not be motivation enough to make this link.  Our general policy guidelines would lead us to review each case by itself when making voting decisions regarding this issue.

J.	Social/Political Issues.

a. South Africa b. Northern Ireland c. Tobacco d. Military contracts e. Environmental Issues

Numerous proposals representing a wide spectrum of viewpoint appear on proxy material.

The guidelines issued by the Department of Labor in 1988 instruct ERISA fiduciaries to vote all proxies in the best economic interest of the plan participants.  These instructions clearly preclude making voting decisions based upon social/political considerations, unless these considerations are of economic consequence to the plan participants' investments.  In matters where there is no principal/agent problem and in which we have no overwhelming evidence of management incompetence, we generally will support management's informed opinion regarding the firm's operations.

Even if our instructions were not so restrictive, our fiduciary responsibilities direct us to work to achieve maximization of  portfolio values.  To pursue any other objective would be to infringe upon that trust.  Pension plans have hundreds or thousands of participants and to form a consistent voting policy on social/political issues that could be agreed upon by a majority of these participants would be difficult or impossible.  We cannot use our proxy voting prerogative to effect the goals of private groups or individuals at the economic expense of our clients.

K.
Recommendation to Redeem Poison Pill (Shareholders Rights). Poison pill plans have been adopted by many management groups in order to provide the firm with an effective anti-takeover measure.  In 1985, the Delaware Supreme Court upheld the right of management to adopt a poison pill without submitting it for stockholder approval.  More than 900 firms have adopted poison pills and only a handful have been put to shareholder vote.

Poison pill plans are invariably structured as a special dividend that is triggered by a single entity acquiring a certain percentage of the outstanding shares (30 to 40%).  The pill can be redeemed by the board if they are interested in accepting a friendly offer.  The elements of a poison pill include flip-over plans, flip-in plans, backed plans and voting plans.  New developments in poison pill technology include "second generation pills" and "chewable pills."

Flip-over plans were first employed in 1984 by Crown Zellerbach.  This pill was upheld by the Delaware court in the 1985 Household decision, encouraging other firms to adopt this tested method.  Under its provisions, shareholders are issued rights to purchase more shares in the firm  at a price well above market value.  However, when the pill is triggered (by an acquirer obtaining a certain percentage of the shares or by the announcement of a substantial tender offer) the rights give the shareholders the license to buy shares in the newly formed firm at a substantial discount, usually halfprice.  If the merger is friendly, the management retains the right to repurchase these buying rights for a nominal fee ( one to ten cents).  When legally upheld, this plan would effectively deter a potential purchaser.

Flip-in plans are similar to flip-over plans.  They are usually triggered by a higher level of acquirer stake (30 to 50%).  When triggered, a flip-in plan allows shareholders (with the exception of the triggering shareholder) the right to purchase additional shares in the target company for half price.  Once again, if the plan survives legal challenge this plan would thwart  any acquirer's designs.  Often plans contain a provision that waives the pill in the face of an all-cash offer for all outstanding shares.

Back-end plans allow all shareholders (except the hostile acquirer) the right to exchange their shares for cash, stock and/or notes in excess of the current market value of the shares.  This plan is now unpopular since it was found to be discriminatory by several court decisions.

Under the voting rights plan, preferred stock is distributed to shareholders.  When the pill is triggered the holders, except the hostile acquirer, receive multiple votes for their shares.  This will reduce the voting power of the bidder and deny it voting control.  This plan is also out of favor as it has been the subject of successful legal challenge.

A new poison pill invention is the "second generation pill."  It was developed in response to the growing legal challenge to the earlier plans.  It combines both flip-in and flip-over plans and also includes a "shareholder referendum" provision.  Specifically, this provision allows  a potential acquirer to call a special meeting in order to vote on the repeal of the pill.  To do so the bidder must have adequate financing and must be willing to pay for half the cost of the special meeting.  The meeting must be 90 to 120 days following the bidder's request.  If a majority of the shares are voted in favor of the bidder the poison pill would be redeemed and the bidder's offer would be accepted.

The so called "chewable pill" was reached as a compromise between the California Public Employees Retirement System and several firms in late 1988.  Like the second-generation pill this plan calls for a shareholder vote on the poison pill.  But the chewable pill is less restrictive.  The bidder is required to put up only 80% cash and could hold up to 20% of the outstanding shares when it called the special meeting.  Other requirements are similar to the plan above

Management (which often call pills "shareholders right plans") often claims that poison pills are not intended to prevent takeovers but are tools that force bidders to deal with management in order to obtain the maximum possible price.  It has been shown that firms with poison pill plans are 30% less likely to receive takeover proposals than firms without them.  The potential loss to shareholders from discouraging a potential acquirer is great enough to make it clear that poison pill plans are not consistent with the maximization of shareholder wealth.

A study in 1986 by the SEC found that poison pills are among the most effective anti-takeover defenses available to management.  Almost half of all target firms with poison pills intact were shown to have survived the takeover attempt.  This is a much higher percentage than usual.  Firms which successfully defeated takeover attempts showed a substantial loss to shareholder wealth.  The decline in stock price averaged 17% over the following six months.  Although firms with the poison pill in place that were eventually taken over received a higher premium, this premium did not outweigh the loss to the non-acquired firms.  Furthermore, this premium was found to be only partially attributable to the presence of the poison pill.

Since poison pill plans usually have onerous effects on share value, we generally will vote to reject all existing forms of poison pill plans.

L.
Require Shareholder Approval of Any Targeted Share Placement. Targeted share placement is the action of placing a large block of stock with a person or group.  The concern of shareholders is that management would perform a targeted share placement during a conflict over corporate control.  Without this proposal management could place a large block of stock in friendly hands, thus thwarting a beneficial change in corporate control.

In so far as management's unrestrained capacity to perform  a targeted share placement serves to entrench management and inhibit the full valuation of the clients' shares, TWI will vote for any carefully written proposals that would allow shareholders a vote on such a placement.

M.
Disclose Government Service Disclose Employee or Director Compensation. By and large we feel that publishing this information would be improper, unduly burdensome, and of minimal value.  Scenarios in which we would find such information of use to us are rare.  It is our policy, therefore, to generally abstain or to reject such proposals.

Western Asset Management Company

Western Asset Management Company Limited

Proxy Voting Procedures

Background

Western Asset Management Company (“WA”) and Western Asset Management Company Limited (“WAML”) (together “Western Asset”) have adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 (“Advisers Act”).  Our authority to vote the proxies of our clients is established through investment management agreements or comparable documents, and our proxy voting guidelines have been tailored to reflect these specific contractual obligations.  In addition to SEC requirements governing advisers, our proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts.  Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the Investment Manager.

In exercising its voting authority, Western Asset will not consult or enter into agreements with officers, directors or employees of Legg Mason Inc. or any of its affiliates (except that WA and WAML may so consult and agree with each other) regarding the voting of any securities owned by its clients.

Policy

Western Asset’s proxy voting procedures are designed and implemented in a way that is reasonably expected to ensure that proxy matters are handled in the best interest of our clients.  While the guidelines included in the procedures are intended to provide a benchmark for voting standards, each vote is ultimately cast on a case-by-case basis, taking into consideration Western Asset’s contractual obligations to our clients and all other relevant facts and circumstances at the time of the vote (such that these guidelines may be overridden to the extent Western Asset deems appropriate).

Procedures

Responsibility and Oversight

The Western Asset Compliance Department (“Compliance Department”) is responsible for administering and overseeing the proxy voting process.  The gathering of proxies is coordinated through the Corporate Actions area of Investment Support (“Corporate Actions”).  Research analysts and portfolio managers are responsible for determining appropriate voting positions on each proxy utilizing any applicable guidelines contained in these procedures.

Client Authority

Prior to August 1, 2003, all existing client investment management agreements (“IMAs”) will be reviewed to determine whether Western Asset has authority to vote client proxies.  At account start-up, or upon amendment of an IMA, the applicable client IMA are similarly reviewed.  If an agreement is silent on proxy voting, but contains an overall delegation of discretionary authority or if the account represents assets of an ERISA plan, Western Asset will assume responsibility for proxy voting.  The Client Account Transition Team maintains a matrix of proxy voting authority.

Proxy Gathering

Registered owners of record, client custodians, client banks and trustees (“Proxy Recipients”) that receive proxy materials on behalf of clients should forward them to Corporate Actions.  Prior to August 1, 2003, Proxy Recipients of existing clients will be reminded of the appropriate routing to Corporate Actions for proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis.  Proxy Recipients for new clients (or, if Western Asset becomes aware that the applicable Proxy Recipient for an existing client has changed, the Proxy Recipient for the existing client) are notified at start-up of appropriate routing to Corporate Actions of proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis.  If Western Asset personnel other than Corporate Actions receive proxy materials, they should promptly forward the materials to Corporate Actions.

Proxy Voting

Once proxy materials are received by Corporate Actions, they are forwarded to the Compliance Department for coordination and the following actions:

a.	Proxies are reviewed to determine accounts impacted.

b.	Impacted accounts are checked to confirm Western Asset voting authority.

c.
Compliance Department staff reviews proxy issues to determine any material conflicts of interest.  (See conflicts of interest section of these procedures for further information on determining material conflicts of interest.)

d.
If a material conflict of interest exists, (i) to the extent reasonably practicable and permitted by applicable law, the client is promptly notified, the conflict is disclosed and Western Asset obtains the client’s proxy voting instructions, and (ii) to the extent that it is not reasonably practicable or permitted by applicable law to notify the client and obtain such instructions (e.g., the client is a mutual fund or other commingled vehicle or is an ERISA plan client), Western Asset seeks voting instructions from an independent third party.

e.
Compliance Department staff provides proxy material to the appropriate research analyst or portfolio manager to obtain their recommended vote.  Research analysts and portfolio managers determine votes on a case-by-case basis taking into account the voting guidelines contained in these procedures.  For avoidance of doubt, depending on the best interest of each individual client, Western Asset may vote the same proxy differently for different clients.  The analyst’s or portfolio manager’s basis for their decision is documented and maintained by the Compliance Department.

f.	Compliance Department staff votes the proxy pursuant to the instructions received in (d) or (e) and returns the voted proxy as indicated in the proxy materials.

Timing

Western Asset personnel act in such a manner to ensure that, absent special circumstances, the proxy gathering and proxy voting steps noted above can be completed before the applicable deadline for returning proxy votes.

Recordkeeping

Western Asset maintains records of proxies voted pursuant to Section 204-2 of the Advisers Act and ERISA DOL Bulletin 94-2.  These records include:

a.	A copy of Western Asset’s policies and procedures.

b.	Copies of proxy statements received regarding client securities.

c.	A copy of any document created by Western Asset that was material to making a decision how to vote proxies.

d.	Each written client request for proxy voting records and Western Asset’s written response to both verbal and written client requests.

e.	A proxy log including:
1.	Issuer name;
2.	Exchange ticker symbol of the issuer’s shares to be voted;
3.	Council on Uniform Securities Identification Procedures (“CUSIP”) number for the shares to be voted;
4.	A brief identification of the matter voted on;

5.	Whether the matter was proposed by the issuer or by a shareholder of the issuer;
6.	Whether a vote was cast on the matter;
7.	A record of how the vote was cast; and
8.	Whether the vote was cast for or against the recommendation of the issuer’s management team.

Records are maintained in an easily accessible place for five years, the first two in Western Asset’s offices.

Disclosure

Part II of both the WA Form ADV and the WAML Form ADV contain a description of Western Asset’s proxy policies.  Prior to August 1, 2003, Western Asset will deliver Part II of its revised Form ADV to all existing clients, along with a letter identifying the new disclosure.  Clients will be provided a copy of these policies and procedures upon request.  In addition, upon request, clients may receive reports on how their proxies have been voted.

Conflicts of Interest

All proxies are reviewed by the Compliance Department for material conflicts of interest.  Issues to be reviewed include, but are not limited to:

1.
Whether Western Asset (or, to the extent required to be considered by applicable law, its affiliates) manages assets for the company or an employee group of the company or otherwise has an interest in the company;

2.
Whether Western Asset or an officer or director of Western Asset or the applicable portfolio manager or analyst responsible for recommending the proxy vote (together, “Voting Persons”) is a close relative of or has a personal or business relationship with an executive, director or person who is a candidate for director of the company or is a participant in a proxy contest; and

3.	Whether there is any other business or personal relationship where a Voting Person has a personal interest in the outcome of the matter before shareholders.

Voting Guidelines

Western Asset’s substantive voting decisions turn on the particular facts and circumstances of each proxy vote and are evaluated by the designated research analyst or portfolio manager.  The examples outlined below are meant as guidelines to aid in the decision making process.

Guidelines are grouped according to the types of proposals generally presented to shareholders.  Part I deals with proposals which have been approved and are recommended by a company’s board of directors; Part II deals with proposals submitted by shareholders for inclusion in proxy statements; Part III addresses issues relating to voting shares of investment companies; and Part IV addresses unique considerations pertaining to foreign issuers.

I.	Board Approved Proposals

The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself that have been approved and recommended by its board of directors.  In view of the enhanced corporate governance practices currently being implemented in public companies, Western Asset generally votes in support of decisions reached by independent boards of directors.  More specific guidelines related to certain board-approved proposals are as follows:

1.  Matters relating to the Board of Directors

Western Asset votes proxies for the election of the company’s nominees for directors and for board-approved proposals on other matters relating to the board of directors with the following exceptions:

a.
Votes are withheld for the entire board of directors if the board does not have a majority of independent directors or the board does not have nominating, audit and compensation committees composed solely of independent directors.

b.	Votes are withheld for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director.

c.	Votes are withheld for any nominee for director who attends less than 75% of board and committee meetings without valid reasons for absences.

d.	Votes are cast on a case-by-case basis in contested elections of directors.

2.  Matters relating to Executive Compensation

Western Asset generally favors compensation programs that relate executive compensation to a company’s long-term performance.  Votes are cast on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

a.	Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for stock option plans that will result in a minimal annual dilution.

b.	Western Asset votes against stock option plans or proposals that permit replacing or repricing of underwater options.

c.	Western Asset votes against stock option plans that permit issuance of options with an exercise price below the stock’s current market price.

d.
Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for employee stock purchase plans that limit the discount for shares purchased under the plan to no more than 15% of their market value, have an offering period of 27 months or less and result in dilution of 10% or less.

3.  Matters relating to Capitalization

The management of a company’s capital structure involves a number of important issues, including cash flows, financing needs and market conditions that are unique to the circumstances of each company.  As a result, Western Asset votes on a case-by-case basis on board-approved proposals involving changes to a company’s capitalization except where Western Asset is otherwise withholding votes for the entire board of directors.

a.	Western Asset votes for proposals relating to the authorization of additional common stock.

b.	Western Asset votes for proposals to effect stock splits (excluding reverse stock splits).

c.	Western Asset votes for proposals authorizing share repurchase programs.

4.  Matters relating to Acquisitions, Mergers, Reorganizations and Other Transactions

Western Asset votes these issues on a case-by-case basis on board-approved transactions.

5.  Matters relating to Anti-Takeover Measures

Western Asset votes against board-approved proposals to adopt anti-takeover measures except as follows:

a.	Western Asset votes on a case-by-case basis on proposals to ratify or approve shareholder rights plans.

b.	Western Asset votes on a case-by-case basis on proposals to adopt fair price provisions.

6.  Other Business Matters

Western Asset votes for board-approved proposals approving such routine business matters such as changing the company’s name, ratifying the appointment of auditors and procedural matters relating to the shareholder meeting.

a.	Western Asset votes on a case-by-case basis on proposals to amend a company’s charter or bylaws.

b.	Western Asset votes against authorization to transact other unidentified, substantive business at the meeting.

II.	Shareholder Proposals

SEC regulations permit shareholders to submit proposals for inclusion in a company’s proxy statement.  These proposals generally seek to change some aspect of a company’s corporate governance structure or to change some aspect of its business operations.  Western Asset votes in accordance with the recommendation of the company’s board of directors on all shareholder proposals, except as follows:

1. Western Asset votes for shareholder proposals to require shareholder approval of shareholder rights plans.

2. Western Asset votes for shareholder proposals that are consistent with Western Asset’s proxy voting guidelines for board-approved proposals.

3. Western Asset votes on a case-by-case basis on other shareholder proposals where the firm is otherwise withholding votes for the entire board of directors.

III.	Voting Shares of Investment Companies

Western Asset may utilize shares of open or closed-end investment companies to implement its investment strategies.  Shareholder votes for investment companies that fall within the categories listed in Parts I and II above are voted in accordance with those guidelines.

1. Western Asset votes on a case-by-case basis on proposals relating to changes in the investment objectives of an investment company taking into account the original intent of the fund and the role the fund plays in the clients’ portfolios.

2. Western Asset votes on a case-by-case basis all proposals that would result in increases in expenses (e.g., proposals to adopt 12b-1 plans, alter investment advisory arrangements or approve fund mergers) taking into account comparable expenses for similar funds and the services to be provided.

IV.	Voting Shares of Foreign Issuers

In the event Western Asset is required to vote on securities held in foreign issuers – i.e. issuers that are incorporated under the laws of a foreign jurisdiction and that are not listed on a U.S. securities exchange or the NASDAQ stock market, the following guidelines are used, which are premised on the existence of a sound corporate governance and disclosure framework.  These guidelines, however, may not be appropriate under some circumstances for foreign issuers and therefore apply only where applicable.

1. Western Asset votes for shareholder proposals calling for a majority of the directors to be independent of management.

2. Western Asset votes for shareholder proposals seeking to increase the independence of board nominating, audit and compensation committees.

3. Western Asset votes for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

4. Western Asset votes on a case-by-case basis on proposals relating to (1) the issuance of common stock in excess of 20% of a company’s outstanding common stock where shareholders do not have preemptive rights, or (2) the issuance of common stock in excess of 100% of a company’s outstanding common stock where shareholders have preemptive rights.

WILSHIRE VARIABLE INSURANCE TRUST

(the “Trust”)

Supplement dated October 15, 2008 to the statement of additional information dated May 1, 2008, as Supplemented June 27, 2008 (the “SAI”)

This supplement information replaces and supersedes any contrary information contained in the SAI.

The following information replaces the information contained under the “INVESTMENT ADVISORY AGREEMENTS” section on page 28 of the SAI.

For the fiscal years ended December 31, 2005, 2006 and 2007, the advisory fees for each Fund payable to the Adviser, the reductions attributable to contractual and voluntary fee waivers, the net fees paid with respect to the Funds, and the corresponding percentages of net assets (net of waivers) were as follows:

2005

Fund	Advisory Fee Payable	Reduction in Fee	Net Fee Paid	% of Average Net Assets
Equity Fund	$2,822,407	$251,903	$2,570,504	0.50%
Balanced Fund	$0	$0	$0	0.00%
Income Fund	$704,299	$50,879	$653,420	0.51%
Short-Term Investment Fund	$8,878	$31,176	$(22,298)	0.00%
Small Cap Growth Fund	$599,057	$26,169	$572,888	1.10%
International Equity Fund	$396,943	$30,872	$366,071	0.92%
Socially Responsible Fund	$665,770	$170,469	$495,301	0.63%

2006

Fund	Advisory Fee Payable	Reduction in Fee	Net Fee Paid		% of Average Net Assets
Equity Fund	$3,114,150	$161,663	$2,952,487		0.58%
Balanced Fund	$0	$36,506	$(36,506)		0.00%
Income Fund	$700,899	$39,052	$661,847		0.52%
Short-Term Investment Fund	$10,247	$42,666	$(32,419)		0.00%
Small Cap Growth Fund	$619,622	$85,256	$534,366		0.99%
International Equity Fund	$456,449	$76,115	$380,334		0.83%
Socially Responsible Fund	$717,478	$76,841	$640,637		0.76%
2010 Aggressive Fund	$144	$25,270	$(25,126	)*	0.00%
2010 Moderate Fund	$226	$25,101	$(24,875	)*	0.00%
2010 Conservative Fund	$423	$25,055	$(24,632	)*	0.00%
2015 Moderate Fund	$1,546	$24,725	$(23,179	)*	0.00%
2025 Moderate Fund	$1,043	$24,989	$(23,946	)*	0.00%
2035 Moderate Fund	$210	$25,168	$(24,958	)*	0.00%
2045 Moderate Fund	$179	$25,023	$(24,844	)*	0.00%

1

2007

Fund	Advisory Fee Payable	Reduction in Fee	Net Fee Paid		% of Average Net Assets
Equity Fund	$3,675,870	$16,533	$3,659,337		0.70%
Balanced Fund	$0	$0	$0		0.00%
Income Fund	$713,309	$84,020	$629,289		0.49%
Short-Term Investment Fund	$17,324	$62,661	$(45,337)		0.00%
Small Cap Growth Fund	$665,332	$175,455	$489,877		0.85%
International Equity Fund	$557,262	$111,372	$445,890		0.80%
Socially Responsible Fund	$782,818	$13,567	$769,251		0.83%
2010 Aggressive Fund	$1,894	$42,825	$(40,931	)*	0.00%
2010 Moderate Fund	$5,026	$41,652	$(36,626	)*	0.00%
2010 Conservative Fund	$2,899	$42,268	$(39,369	)*	0.00%
2015 Moderate Fund	$17,048	$38,388	$(21,340	)*	0.00%
2025 Moderate Fund	$12,491	$40,544	$(28,053	)*	0.00%
2035 Moderate Fund	$5,597	$42,924	$(37,327	)*	0.00%
2045 Moderate Fund	$3,113	$43,073	$(39,960	)*	0.00%
*
Reduction in fee for the Target Maturity Funds includes contractual waivers of management fees and reimbursement of expenses so that total annual operating expenses for each Target Maturity Fund would not exceed 0.50%.

The following information replaces the information contained under the “OTHER SERVICES” section on page 51 of the SAI.

The following table describes the administration and accounting fees paid by each Fund for the year ended December 31, 2005, 2006 and 2007:

NAME OF FUND	2005		2006		2007
Equity Fund	$262,569		$399,981		$384,987
Balanced Fund	$13,546		$10,823		$9,997
Income Fund	$94,997		$177,609		$95,124
Short-Term Investment Fund	$3,308	*	$3,618		$4,630
Small Cap Growth Fund	$30,652		$69,891		$42,437
International Equity Fund	$53,634		$148,394		$40,876
Socially Responsible Fund	$42,170		$68,626		$67,516
2010 Aggressive Fund**	N/A		$2,225	***	$20,415	****
2010 Moderate Fund**	N/A		$2,225	***	$20,415	****
2010 Conservative Fund**	N/A		$2,225	***	$20,415	****
2015 Moderate Fund**	N/A		$2,225	***	$20,415	****
2025 Moderate Fund**	N/A		$2,225	***	$20,415	****
2035 Moderate Fund**	N/A		$2,225	***	$20,415	****
2045 Moderate Fund**	N/A		$2,225	***	$20,415	****

*	The Adviser reimbursed the Short-Term Investment Fund’s administration fees during 2005.
**	The Target Maturity Funds commenced operations on May 1, 2006.
***	PFPC waived $80,122 of administration fees for the Target Maturity Funds for the period May 1, 2006 to December 31, 2006.
****	PFPC waived $20,419 of administration fees for the Target Maturity Funds for the fiscal year ended December 31, 2007.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT
WITH THE SAI OF THE TRUST
FOR FUTURE REFERENCE.

2

ANNUAL REPORT

EQUITY FUND

BALANCED FUND

INCOME FUND

SHORT-TERM INVESTMENT FUND

SMALL CAP GROWTH FUND

INTERNATIONAL EQUITY FUND

SOCIALLY RESPONSIBLE FUND

December 31, 2007

Shares of the Wilshire Variable Insurance Trust are sold only as the underlying investment for variable annuity contracts issued by insurance companies. This report is authorized for use in connection with any offering of the Trust’s shares only if accompanied or preceded by the Trust’s current prospectus.

Shares of the Wilshire Variable Insurance Trust are distributed by PFPC Distributors, Inc.

Dear Shareholders:

We are pleased to present this annual report to shareholders of the Wilshire Variable Insurance Trust (the “Trust”). This report covers the period from January 1, 2007, to December 31, 2007 (the “Period”), for the Equity, Balanced, Income, Short-Term Investment, Small Cap Growth, International Equity and Socially Responsible Funds (the “Funds”).

A disciplined approach to investing is the hallmark of the Wilshire Associates’ management of the Wilshire Variable Insurance Trust. Each of the Funds is constructed to provide shareholders diversified exposure to a segment of the global investment market. We are committed to provide our valued shareholders with investment vehicles they can rely on to allow an opportunity to generate long-term returns appropriate for retirement investing. In our management of the trust, Wilshire monitors each of the Funds to ensure the most skilled sub-advisers are working to add value for shareholders. We strive to provide you with excellent investment options and appreciate your continued confidence in our work as you plan for retirement.

Discussion of the Capital Markets for the Period

The 3rd quarter GDP figures showed improving economic activities as the economy grew at 4.9%, a solid 3.8% growth from the previous quarter. Inflation continued to be stable, particularly when measured excluding food & energy components. The Core Inflation rate grew at an annual rate of 2%, in line with the Federal Reserve comfort zone. However, inflationary concerns continued to weigh on investors’ minds as inflation trended notably higher toward the end of the year. Rising energy prices were partially to blame for the persistent inflation concern. Oil prices advanced from $61 per barrel to finishing the year at $96 per barrel, a whopping 57% increase over the Period. Job growth slowed toward the end of the year with only 18,000 new jobs added in the month of December compared to a total of 264,000 jobs that were created in the two previous months. According to the Department of Labor, unemployment rate inched up to 5%, the highest since Q4 2006. The picture on the housing sector deteriorated further during the Period as existing home sales fell 20% year-over-year.

The sluggish domestic economy also weighed heavily on the U.S. equity markets during the Period. The domestic market as measured by the comprehensive Dow Jones Wilshire 5000 Index (“Stock Index”) advanced 5.62% for the Period, continuing the positive trend for the 5th consecutive year. The strength within the market was seen in large cap stocks and growth stocks, which took over the leadership roles from small cap and value stocks. The small cap value segment of the market was mired by its heavy exposure to housing stocks and financial companies, two industries that lost considerable ground during the year. Growth stocks on the other hand performed well, especially within the small cap space.

Growth stocks outperformed value stocks partially due to their limited exposures to the financials sector, which was plagued by unrelenting losses from the sub-prime debt crisis. Financial stocks as a group are the largest component within the value indices, therefore their beleaguered performance contributed to the underperformance of value stocks for the year. For similar reasons, the Russell 1000 Value Index’s higher exposure to sub-prime mortgage originators contributed to its underperformance relative to the Russell 2000 Value Index over the Period. In contrast, cyclical sectors such as Industrials, Materials, and Energy continued to provide leadership and posted better returns.

For the sixth consecutive year, non-U.S. stocks performed better than U.S. stocks. In U.S. dollar terms, non-U.S. stocks as measured by the MSCI AC World ex U.S. Index returned 16.65% for the year versus the 5.62% return for the Stock Index. The continuing valuation of the dollar partially contributed to the advance of non-U.S. stocks though emerging markets around the world provided the strongest leadership, particularly the BRIC countries (Brazil, Russia, India, and China). Developed foreign markets gained 11.17%, almost twice the gain of the U.S. market, and Emerging Markets had a spectacular year, returning 39.39% for the year.

The sub-prime debt crisis and the subsequent tightening of liquidity significantly impacted the bond market, especially the high yield bonds. To relieve recessionary worries, the Federal Reserve’s Open Market Committee cut interest rates three times, each time by 25 basis points, since September. As a result, the key Fed Funds Rate ended the year at 4.25%. Bond investors benefited from the Fed rate cuts and a broadly based flight to quality as high quality investment grade bonds, led by U.S. Treasury issues, outperformed the domestic equities during the Period. The Lehman Brothers Aggregate Bond Index returned 6.97% for the year, higher than the Stock Index return of 5.62% for the same period. The high yield bond segment was marked by mortgage and sub-prime damages and its return substantially trailed the high credit quality U.S. Treasury securities. For the year, the Lehman Brothers U.S. High Yield index returned 1.83% versus the Lehman Brothers Long-term Treasury Index’s 9.81% return.

We appreciate our loyal shareholders’ business and your ongoing support. Thank you for your continued confidence in Wilshire Associates.

Sincerely,

Lawrence E. Davanzo, President

WILSHIRE VARIABLE INSURANCE TRUST EQUITY FUND COMMENTARY
Average Annual Total Return

One Year Ended 12/31/07	2.20%
Five Years Ended 12/31/07	12.20%
Ten Years Ended 12/31/07	3.22%
COMPARATIVE PERFORMANCE

Comparison of Change in Value of $10,000 Investment in the Equity Fund

and the Standard & Poor’s 500 Index from 12/31/97 through 12/31/07.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Returns assume reinvestment of all distributions. Annuity contract fees are not reflected in returns. Recent performance can be found at your particular insurance company.

The Standard & Poor’s 500 Index is an unmanaged index consisting of 500 stocks. An individual cannot invest directly in any index. Index performance is presented for general comparative purposes.

During certain periods, certain fees and expenses were waived and reimbursed. For the year ended 12/31/07, fees totaling less than 0.01% of average net assets were waived and reimbursed. Without such waivers and reimbursements, total returns for the periods would have been lower.

WILSHIRE VARIABLE INSURANCE TRUST EQUITY FUND COMMENTARY - (Continued)

PORTFOLIO SECTOR WEIGHTING*

(As of December 31, 2007)

The Equity Fund (the “Fund”) returned a positive 2.20% for the year ended December 31, 2007 (the “Period”). For the Period, the Fund’s benchmark, the S&P 500 Index returned 5.54%. Despite a rocky and volatile second half of the Period for the domestic economy, the domestic stock market posted its fifth consecutive years of positive return.

The Fund’s performance was hampered by investors’ heightened economic concerns during the latter half of the year which was characterized by a mounting credit crisis related to sub-prime mortgage defaults. Investors’ concerns spread throughout the Financials sector of the economy and led to a broad retreat of all financial companies regardless of their exposures to the liquidity crisis.

The Fund had very limited direct exposure to the sub-prime market throughout the year and its solid stock selection in the Financials sector added to returns, though the Fund’s overweight to the sector detracted from performance. Other notable contributions to performance were the overweight position to the Information Technology sector and strong stock selection within the Materials sector.

As the market continues to be volatile, we believe investors’ interests will be well served with the Fund’s balanced approach to investing in high quality large companies in the U.S. market.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Annuity contract fees are not reflected in returns.

*	Based on percent of the Fund’s total long-term investments market value.

WILSHIRE VARIABLE INSURANCE TRUST BALANCED FUND COMMENTARY

Average Annual Total Return

One Year Ended 12/31/07	3.08%
Five Years Ended 12/31/07	9.18%
Ten Years Ended 12/31/07	4.49%
COMPARATIVE PERFORMANCE

Comparison of Change in Value of $10,000 Investment in the Balanced Fund

and the Stock/Bond Index from 12/31/97 through 12/31/07.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Returns assume reinvestment of all distributions. Annuity contract fees are not reflected in returns. Recent performance can be found at your particular insurance company.

(1)	Stock/Bond Index: A blend of 60% Standard &Poor’s 500 Index and 40% Lehman Brothers Aggregate Bond Index. The Standard & Poor’s 500 Index is an unmanaged index consisting of 500 stocks. The Lehman Brothers Aggregate Bond Index is a market value-weighted index of investment grade fixed-rated debt issues, including government, corporate, asset-backed and mortgage-backed securities with a maturity of one year or more. An individual cannot invest directly in any index. Index performance is presented for general comparative purposes.
During certain periods, certain fees and expenses were waived and reimbursed. For the year ended 12/31/07, there were no waivers or reimbursements. Without such waivers and reimbursements, total returns for the periods would have been lower.

WILSHIRE VARIABLE INSURANCE TRUST BALANCED FUND COMMENTARY - (Continued)

PORTFOLIO ALLOCATION*

(As of December 31, 2007)

The Balanced Fund (the “Fund”) is structured to provide long-term investors with an appropriate exposure to both equities and fixed income securities. In achieving the desired exposure to the blend of equities and fixed income, the Fund invests 60% and 40% of its assets in the Equity Fund and the Income Fund, respectively.

For the 12-month period ended December 31, 2007 (the “Period”), the Fund returned 3.08%. It’s the fifth consecutive year that the Fund has delivered positive returns to shareholders. Relative to its blended benchmark returns comprised of 60% S&P 500 Index and 40% Lehman Brothers Aggregate Bond Index, the Fund underperformed by 3.00% for the Period. The Fund’s return is driven by the underlying funds in which it invests.

The Balanced Fund attempts to achieve its objective by investing in other funds. You may invest in the underlying funds directly. By investing in the underlying funds indirectly through the Balanced Fund, you will incur not only the expenses of the underlying funds, but also the expenses of the Balanced Fund. The Balanced Fund is subject to the risks of the underlying funds it holds. The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Annuity contract fees are not reflected in returns.

*	Based on percent of the Fund’s total long-term investments market value.

WILSHIRE VARIABLE INSURANCE TRUST INCOME FUND COMMENTARY

Average Annual Total Return

One Year Ended 12/31/07	4.21%
Five Years Ended 12/31/07	4.48%
Ten Years Ended 12/31/07	5.54%
COMPARATIVE PERFORMANCE

Comparison of Change in Value of $10,000 Investment in the Income Fund and

the Lehman Brothers Aggregate Bond Index from 12/31/97 through 12/31/07.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Returns assume reinvestment of all distributions. Annuity contract fees are not reflected in returns. Recent performance can be found at your particular insurance company.

The Lehman Brothers Aggregate Bond Index is a market value-weighted index of investment grade fixed-rated debt issues, including Government, corporate, asset-backed and mortgage-backed securities with a maturity of one year or more. An individual cannot invest directly in any index. Index performance is presented for general comparative purposes.

During certain periods, certain fees and expenses were waived and reimbursed. For the year ended 12/31/07, fees totaling 0.07% of average net assets were waived and reimbursed. Without such waivers and reimbursements, total returns for the periods would have been lower.

WILSHIRE VARIABLE INSURANCE TRUST INCOME FUND COMMENTARY - (Continued)

PORTFOLIO SECTOR WEIGHTING*

(As of December 31, 2007)

The Income Fund (the “Fund”) returned a positive 4.21% for the year ended December 31, 2007 (the “Period”). For the Period, the Fund’s benchmark, the Lehman Aggregate Bond Index (the “Index”) returned 6.96%.

The strong performance of the Index was driven by a flight to quality as investors sought to buy treasuries by selling riskier assets. Negative investors’ sentiment also led to a lack of liquidity in the marketplace as participants were unwilling to take any risk at the end of the Period.

The Fund’s exposure to riskier spread sectors drove the underperformance for the Period. Its exposures to high yield credit, commercial mortgage-backed securities, and mortgage-backed securities weighed heavily on relative performance. This Period has been challenging due to the lack of liquidity in the marketplace, but we anticipate these positions to rally when fundamentals come back into favor.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Annuity contract fees are not reflected in returns.

*	Based on percent of the Fund’s total investments in securities market value.

WILSHIRE VARIABLE INSURANCE TRUST SHORT-TERM INVESTMENT FUND COMMENTARY

Average Annual Total Return

One Year Ended 12/31/07	4.88%
Five Years Ended 12/31/07	2.96%
Ten Years Ended 12/31/07	3.71%
COMPARATIVE PERFORMANCE

Comparison of Change in Value of $10,000 Investment in the Short-Term Investment Fund

and the Treasury Bill Index from 12/31/97 through 12/31/07.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Returns assume reinvestment of all distributions. Annuity contract fees are not reflected in returns. Recent performance can be found at your particular insurance company.

The Treasury Bill Index is an unmanaged index consisting of U.S. Treasury bills with 90-day maturities. An individual cannot invest directly in any index. Index performance is presented for general comparative purposes.

During certain periods, certain fees and expenses were waived and reimbursed. For the year ended 12/31/07, fees totaling 0.99% of average net assets were waived and reimbursed. Without such waivers and reimbursements, total returns for the periods would have been lower.

WILSHIRE VARIABLE INSURANCE TRUST SHORT-TERM INVESTMENT FUND COMMENTARY - (Continued)

PORTFOLIO SECTOR WEIGHTING*

(As of December 31, 2007)

The Short-Term Investment Fund (the “Fund”) returned a positive 4.88% for the year ended December 31, 2007 (the “Period”). For the Period, the Fund’s benchmark, the Treasury Bill Index returned 5.03%.

Short-term bonds rallied during the quarter as the Fed lowered interest rates in response to uncertainty in the macroeconomic environment. At the same time, higher quality instruments received increased demand as investors unwound riskier positions and moved to safer short-term assets. As a result, both the Fund and market fared well for the quarter and the Period as a whole.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Annuity contract fees are not reflected in returns.

*	Based on percent of the Fund’s total investments in securities market value.

WILSHIRE VARIABLE INSURANCE TRUST SMALL CAP GROWTH FUND COMMENTARY

Average Annual Total Return

One Year Ended 12/31/07	13.91%
Five Years Ended 12/31/07	16.93%
Ten Years Ended 12/31/07	4.25%
COMPARATIVE PERFORMANCE

Comparison of Change in Value of $10,000 Investment in the Small Cap Growth Fund

and the Russell 2000 Growth Index from 12/31/97 through 12/31/07.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Returns assume reinvestment of all distributions. Annuity contract fees are not reflected in returns. Recent performance can be found at your particular insurance company.

The Russell 2000 Growth Index is an unmanaged index comprised of the Russell 2000 Growth securities with a greater-than-average growth orientation. An individual cannot invest directly in any index. Index performance is presented for general comparative purposes.

During certain periods, certain fees and expenses were waived and reimbursed. For the year ended 12/31/07, fees totaling 0.31% of average net assets were waived and reimbursed. Without such waivers and reimbursements, total returns for the periods would have been lower.

WILSHIRE VARIABLE INSURANCE TRUST SMALL CAP GROWTH FUND COMMENTARY - (Continued)

PORTFOLIO SECTOR WEIGHTING*

(As of December 31, 2007)

The Small Cap Growth Fund (the “Fund”) returned a positive 13.91% for the year ended December 31, 2007 (the “Period”). For the Period, the Fund’s benchmark, the Russell 2000 Growth Index (the “Index”) returned 7.05%. Despite a rocky and volatile year for equities, the domestic market posted its fifth consecutive year of positive returns.

The top performing sectors in the Index during this Period were the Materials and Utilities sectors. The laggards were the Financials and Consumer Discretionary sectors. The sub-prime fallout led to depressed valuations on any housing related holdings which in turn led to a drop in consumer spending. Most consumer-related holdings were affected in the latter half of the Period.

The Fund outperformed the Index by 6.86% over the Period due to superior stock selection in the Consumer Discretionary and Information Technology sectors. It is worth noting that the Consumer Discretionary sector was the second worst performing sector in the Index returning -3.85%. The sector is hampered by fears of a slowing U.S. economy; however, our Fund’s subadvisers’ ability to pick securities contributed to performance.

The Fund continues to maintain its focus on generating alpha while maintaining a level of risk in an inefficient market during this volatile period.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Annuity contract fees are not reflected in returns. Small company stocks may be subject to a higher degree of market risk than the securities of more established companies because they tend to be more volatile and less liquid.

*	Based on percent of the Fund’s total long-term investments in securities market value.

WILSHIRE VARIABLE INSURANCE TRUST INTERNATIONAL EQUITY FUND COMMENTARY

Average Annual Total Return

One Year Ended 12/31/07	8.73%
Five Years Ended 12/31/07	16.77%
Ten Years Ended 12/31/07	6.53%
COMPARATIVE PERFORMANCE

Comparison of Change in Value of $10,000 Investment in the International Equity Fund

and the MSCI EAFE Index from 12/31/97 through 12/31/07.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Returns assume reinvestment of all distributions. Annuity contract fees are not reflected in returns. Recent performance can be found at your particular insurance company.

The MSCI EAFE Index is an unmanaged capitalization-weighted measure of stock markets in Europe, Australia and the Far East. An individual cannot invest directly in any index. Index performance is presented for general comparative purposes.

During certain periods, certain fees and expenses were waived and reimbursed. For the year ended 12/31/07, fees totaling 0.20% of average net assets were waived and reimbursed. Without such waivers and reimbursements, total returns for the periods would have been lower.

WILSHIRE VARIABLE INSURANCE TRUST INTERNATIONAL EQUITY FUND COMMENTARY - (Continued)

PORTFOLIO SECTOR WEIGHTING*

(As of December 31, 2007)

The International Equity Fund (the “Fund”) returned a positive 8.73% for the year ended December 31, 2007 (the “Period”). For the Period, the Fund’s benchmark, the Morgan Stanley Capital International EAFE Index (the “Index”) returned 11.17%. International equities posted positive gains throughout the Period, boosted by strong corporate earnings and global growth.

From a country perspective, Finland, Hong Kong, and Norway were the top contributors in the Index. The only markets in negative territory during this Period were Ireland, Japan and Belgium. The top contributors on a sector basis were Materials and Telecommunication Services. Financials were the weakest sector during the Period.

The International Equity Fund underperformed the Index by 2.44% over the Period due to underexposures to Materials and Mining. The market had strong growth in these holdings as developing economies increased their demand for global cyclicals, which in turn have boosted commodity prices. In a momentum-driven market, the Fund will tend to lag as the Fund maintains its focus on investing in companies with good fundamentals. We expect the Fund to maintain its investment philosophy process during volatile periods. When the market rewards companies with strong fundamentals, the Fund should continue to deliver strong performance gains.

Foreign securities may be subject to a higher degree of market risk due to currency fluctuations, lack of liquidity, and political and economic instability. The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Annuity contract fees are not reflected in returns.

*	Based on percent of the Fund’s total long-term investments in securities market value.

WILSHIRE VARIABLE INSURANCE TRUST SOCIALLY RESPONSIBLE FUND COMMENTARY

Average Annual Total Return

One Year Ended 12/31/07	(2.63)%
Five Years Ended 12/31/07	12.41%
Ten Years Ended 12/31/07	6.43%
COMPARATIVE PERFORMANCE

Comparison of Change in Value of $10,000 Investment in the Socially Responsible Fund and

the S&P 500 Index from 12/31/97 through 12/31/07.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Returns assume reinvestment of all distributions. Annuity contract fees are not reflected in returns. Recent performance can be found at your particular insurance company.

The Standard & Poor’s 500 Index is an unmanaged index consisting of 500 stocks. An individual cannot invest directly in any index. Index performance is presentedfor general comparative purposes.

During certain periods since inception, certain fees and expenses were waived and reimbursed. For the year ended 12/31/07, fees totaling 0.01% of average net assets were waived and reimbursed. Without such waivers and reimbursements, total returns since inception would have been lower.

WILSHIRE VARIABLE INSURANCE TRUST SOCIALLY RESPONSIBLE FUND COMMENTARY - (Continued)

PORTFOLIO SECTOR WEIGHTING*

(As of December 31, 2007)

The Socially Responsible Fund (the “Fund”) returned -2.63% for the period ended December 31, 2007 (the “Period”). The Fund’s benchmark, the S&P 500 Index, returned 5.54% for the same Period. 2007 proved to be a very challenging period for socially-responsible investing as many leading sectors resided within those sectors of the economy deemed not to be socially responsible.

Energy, Materials, and Utilities were sectors that posted leading performance for the Period. The traditionally socially responsible sectors, Financials and Consumer Discretionary sectors, underperformed the more economically sensitive sectors. The Fund’s underperformance primarily came from its sector decisions, where its underweight to the Energy sector detracted from performance.

The Fund’s focus in maintaining high standards of socially responsibility has not wavered during this Period though its performance was hampered by that mandate. “Despite its challenges during the period, we feel the Portfolio is well positioned.”

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Annuity contract fees are not reflected in returns.

*	Based on percent of the Fund’s total long-term investments in securities market value.

WILSHIRE VARIABLE INSURANCE TRUST DISCLOSUREOF FUND EXPENSES For the Six-Month Period Ended December 31, 2007 (Unaudited)

We believe it is important for you to understand the impact of fees regarding your investment. All mutual funds have operating expenses. As a shareholder of a mutual fund, you incur ongoing costs, which include costs for investment advisory, administrative services, distribution and/or shareholder services and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the Fund. A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing fees (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

This table illustrates your Fund’s costs in two ways:

Actual Fund Return: This section helps you to estimate the actual expenses, after any applicable fee waivers, that you paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return for the period, the “Expense Ratio” column shows the period’s annualized expense ratio, and the “Expenses Paid During Period” column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund at the beginning of the period.

You may use the information here, together with your account value, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Fund in the first line under the heading entitled “Expenses Paid During Period.”

Hypothetical 5% Return: This section is intended to help you compare your Fund’s costs with those of other mutual funds. The “Ending Account Value” shown is derived from hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and assumed rate of return. It assumes that the Fund had an annual return of 5% before expenses, but that the expense ratio is unchanged. In this case, because the return used is not the Fund’s actual return, the results do not apply to your investment. This example is useful in making comparisons to other mutual funds because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on an assumed 5% annual return. You can assess your Fund’s ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight and help you compare your ongoing costs only and do not reflect any transactional costs such as sales charges (loads), redemption fees, or exchange fees. Wilshire Variable Insurance Trust has no such charges or fees, but they may be present in other funds to which you compare this data. Therefore, the hypothetical portions of the table are useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds.

WILSHIRE VARIABLE INSURANCE TRUST DISCLOSURE OF FUND EXPENSES - (Continued) For the Six-Month Period Ended December 31, 2007 (Unaudited)

	Beginning Account Value 7/1/2007	Ending Account Value 12/31/2007	Expense Ratio(1)	Expenses Paid During Period 7/1/2007-12/31/2007(2)(3)
Equity Fund
Actual Fund Return	$1,000.00	$956.50	1.15%	$5.70
Hypothetical 5% Return	$1,000.00	$1,019.51	1.15%	$5.89
Balanced Fund(4)
Actual Fund Return	$1,000.00	$990.50	0.08%	$0.40
Hypothetical 5% Return	$1,000.00	$1,024.94	0.08%	$0.41
Income Fund
Actual Fund Return	$1,000.00	$1,042.10	1.05%	$5.43
Hypothetical 5% Return	$1,000.00	$1,020.02	1.05%	$5.38
Short Term Investment Fund
Actual Fund Return	$1,000.00	$1,023.40	0.09%	$0.46
Hypothetical 5% Return	$1,000.00	$1,024.89	0.09%	$0.46
Small Cap Growth Fund
Actual Fund Return	$1,000.00	$1,011.20	1.57%	$8.00
Hypothetical 5% Return	$1,000.00	$1,017.38	1.57%	$8.03
International Equity Fund
Actual Fund Return	$1,000.00	$1,008.70	2.40%	$12.22
Hypothetical 5% Return	$1,000.00	$1,013.18	2.40%	$12.24
Socially Responsible Fund
Actual Fund Return	$1,000.00	$915.40	1.29%	$6.26
Hypothetical 5% Return	$1,000.00	$1,018.80	1.29%	$6.60

(1)	Annualized, based on the Fund’s most recent fiscal half-year expenses.

(2)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the period, then divided by 365.

(3)	Expenses shown do not include annuity contract fees.

(4)	The expense ratio does not include the expenses of the affiliated funds.

WILSHIRE VARIABLE INSURANCE TRUST EQUITY FUND SCHEDULE OF INVESTMENTS	December 31, 2007

Shares		Value
COMMON STOCK — 98.3%
Consumer Discretionary — 7.6%
344	Amazon.com, Inc.†	$31,868
6,000	American Eagle Outfitters, Inc.	124,620
3,184	Apollo Group, Inc., Class A†	223,358
3,519	Autozone, Inc.†	421,963
24,768	Best Buy Co., Inc.	1,304,035
6,789	Big Lots, Inc.†	108,556
4,548	Black & Decker Corp.	316,768
5,786	BorgWarner, Inc.	280,100
3,186	Brinker International, Inc.(a)	62,318
50	Brunswick Corp.	852
24,706	CBS Corp., Class B	673,238
5,455	Centex Corp.	137,793
2,872	Clear Channel Communications, Inc.	99,141
35,050	Comcast Corp., Special Class A†	635,106
8,093	Darden Restaurants, Inc.	224,257
43,097	DIRECTV Group, Inc. (The)†	996,403
5,169	Dollar Tree Stores, Inc.†	133,980
7,792	DR Horton, Inc.	102,621
2,938	Eastman Kodak Co.(a)	64,254
11,703	Expedia, Inc.†	370,049
11,166	Family Dollar Stores, Inc.	214,722
1,200	GameStop Corp., Class A†	74,532
36,189	Gap, Inc. (The)	770,102
756	Hanesbrands, Inc.†	20,541
2,180	Harrah’s Entertainment, Inc.	193,475
9,179	Hasbro, Inc.	234,799
187,856	Home Depot, Inc. (The)	5,060,841
14,880	IAC/InterActiveCorp.†	400,570
11,335	Johnson Controls, Inc.	408,513
1,925	KB Home(a)	41,580
30,500	Kohl’s Corp.†(a)	1,396,900
6,200	Las Vegas Sands Corp.†(a)	638,910
616	Lear Corp.†	17,039
6,568	Leggett & Platt, Inc.	114,546
10,775	Lennar Corp., Class A(a)	192,765
1,958	Liz Claiborne, Inc.	39,845
40,803	Lowe’s Cos., Inc.	922,964
11,365	Macy’s, Inc.	294,013
21,075	Magna International, Inc., Class A	1,695,062
18,387	McDonald’s Corp.	1,083,178
4,830	McGraw-Hill Cos., Inc. (The)	211,602
16,669	Newell Rubbermaid, Inc.	431,394
14,128	Nike, Inc., Class B	907,583
118	NVR, Inc.†(a)	61,832
22,701	Omnicom Group, Inc.	1,078,979
4,611	Polo Ralph Lauren Corp.(a)	284,914
4,021	Pulte Homes, Inc.	42,381
10,486	RadioShack Corp.	176,794
8,253	Sherwin-Williams Co. (The)(a)	479,004
1,520	Sotheby’s	57,912
27,500	Target Corp.(a)	1,375,000
57,828	Time Warner, Inc .	954,740
165,974	TJX Cos., Inc.	4,768,433
32,372	Viacom, Inc., Class B†	1,421,778
34,702	Walt Disney Co. (The)	1,120,181
5,900	Wendy’s International, Inc.	152,456
35,925	Whirlpool Corp.	2,932,558
34,800	Yum! Brands, Inc.	1,331,796

		37,915,514

Consumer Staples — 6.8%
17,892	Altria Group, Inc.	1,352,277
3,964	Clorox Co.	258,334
23,799	Coca-Cola Co. (The)	1,460,545
21,858	Coca-Cola Enterprises, Inc.	568,964
30,000	Colgate-Palmolive Co.	2,338,800
4,639	ConAgra Foods, Inc.	110,362
1,805	Constellation Brands, Inc., Class A†	42,670
3,402	Corn Products International, Inc.	125,023
1,655	Costco Wholesale Corp.	115,453
232	Energizer Holdings, Inc.†	26,014
2,851	Estee Lauder Cos., Inc. (The), Class A	124,332
19,240	General Mills, Inc.	1,096,680
17	J.M. Smucker Co. (The)	874
384	Kellogg Co.	20,133
21,299	Kimberly-Clark Corp.	1,476,873
53,360	Kraft Foods, Inc., Class A	1,741,137
1,997	Kroger Co. (The)	53,340
10,627	Pepsi Bottling Group, Inc.	419,341
55,719	PepsiCo, Inc.	4,229,072
107,245	Procter & Gamble Co.	7,873,928
6,515	Reynolds American, Inc.(a)	429,729
98	Safeway, Inc.	3,353
93,525	Sara Lee Corp.	1,502,011
13,872	Tyson Foods, Inc., Class A	212,658
121,418	Wal-Mart Stores, Inc.	5,770,998
43,700	Wm. Wrigley Jr. Co.	2,558,635

		33,911,536

Energy — 9.4%
6,432	Apache Corp.	691,697
62,300	Baker Hughes, Inc.	5,052,530
33,725	BP PLC ADR	2,467,658
28,200	Cameron International Corp.†	1,357,266
27,776	Chesapeake Energy Corp.	1,088,819
21,713	Chevron Corp.	2,026,474
5,059	Cimarex Energy Co.	215,159
40,562	ConocoPhillips	3,581,625
20,803	Devon Energy Corp.	1,849,595
11,322	ENSCO International, Inc.(a)	675,018
31,700	EOG Resources, Inc.	2,829,225
78,435	Exxon Mobil Corp.	7,348,575
3,787	Frontier Oil Corp.	153,677
1,080	Grant Prideco, Inc.†	59,951
24,200	Halliburton Co.(a)	917,422
805	Helmerich & Payne, Inc.	32,256
6,920	Hess Corp.	697,951
206	Marathon Oil Corp.	12,537
See Notes to Financial Statements.

WILSHIRE VARIABLE INSURANCE TRUST EQUITY FUND SCHEDULEOF INVESTMENTS - (Continued)	December 31, 2007

Shares		Value
Energy (continued)
5,371	Nabors Industries, Ltd.†	$147,112
16,883	National Oilwell Varco, Inc.†(a)	1,240,225
4,181	Noble Energy, Inc.	332,473
31,717	Occidental Petroleum Corp.	2,441,892
9,583	Patterson-UTI Energy, Inc.	187,060
10,155	Pride International, Inc.†	344,255
70,590	Schlumberger, Ltd.	6,943,938
3,289	Sunoco, Inc.	238,255
6,582	Tesoro Corp.	313,961
2,585	Tidewater, Inc.	141,813
10,819	Transocean, Inc.†(a)	1,548,740
27,487	Valero Energy Corp.	1,924,915

		46,862,074

Financials — 20.3%
25,226	ACE, Ltd.	1,558,462
29,627	Aflac, Inc.	1,855,539
125,685	Allstate Corp. (The)	6,564,528
1,667	American Capital Strategies. Ltd.	54,944
31,203	American Express Co.	1,623,180
17,846	American International Group, Inc.	1,040,422
18,027	Ameriprise Financial, Inc.	993,468
11,340	AON Corp.	540,805
743	Arthur J. Gallagher & Co.	17,973
3,767	Assurant, Inc.	252,012
139,470	Bank of America Corp.	5,754,532
46,083	Bank of New York Mellon Corp. (The)	2,247,007
86,700	Blackstone Group LP (The)(a)	1,918,671
97,776	Capital One Financial Corp.	4,620,894
70,430	Charles Schwab Corp. (The)	1,799,486
246,483	Citigroup, Inc.	7,256,459
543	City National Corp.	32,336
7,480	CME Group, Inc.	5,131,280
50,525	Comerica, Inc.(a)	2,199,353
106,350	Countrywide Financial Corp.(a)	950,769
2,069	Cullen/Frost Bankers, Inc.	104,816
56,712	Discover Financial Services	855,217
128,400	Fannie Mae	5,133,432
135,925	Fidelity National Financial, Inc., Class A	1,985,864
1,468	First American Corp.	50,088
42,402	Franklin Resources, Inc.	4,852,061
168,200	Freddie Mac	5,730,574
148	GB&T Bancshares, Inc.	1,385
21,104	Genworth Financial, Inc., Class A	537,097
8,271	Goldman Sachs Group, Inc. (The)	1,778,679
7,343	Hartford Financial Services Group, Inc.	640,236
6,903	HCC Insurance Holdings, Inc.(a)	197,978
7,736	Janus Capital Group, Inc.	254,128
1,977	Jones Lang LaSalle, Inc.	140,683
69,721	JPMorgan Chase & Co.	3,043,322
2,050	Keycorp	48,072
2,839	Legg Mason, Inc.(a)	207,673
56,700	Lehman Brothers Holdings, Inc.(a)	3,710,448
19,079	Lincoln National Corp.	1,110,779
14,161	Loews Corp.	712,865
9,222	Merrill Lynch & Co., Inc.	495,037
18,641	MetLife, Inc.	1,148,658
10,900	Moody’s Corp.(a)	389,130
77,446	Morgan Stanley	4,113,157
210	National City Corp.	3,457
14,569	Northern Trust Corp.	1,115,694
16,800	NYSE Euronext	1,474,536
8,575	Old Republic International Corp.	132,141
19,432	Principal Financial Group, Inc.	1,337,699
18,460	Prudential Financial, Inc.	1,717,518
86	Safeco Corp.	4,788
1,855	State Street Corp.	150,626
5,441	SunTrust Banks, Inc.	340,008
61,475	Torchmark Corp.	3,721,082
21,957	Travelers Cos., Inc. (The)	1,181,287
5,312	UNUM Group	126,372
10,186	W.R. Berkley Corp.	303,645
2,199	Wachovia Corp.(a)	83,628
1,109	Waddell & Reed Financial, Inc., Class A	40,024
82,375	Washington Mutual, Inc.(a)	1,121,124
15,344	Wells Fargo & Co.(a)	463,235
76,989	XL Capital, Ltd., Class A(a)	3,873,317

		100,843,680

Health Care — 14.4%
95,529	Abbott Laboratories	5,363,953
31,837	Aetna, Inc.	1,837,950
27,350	Alcon, Inc.	3,912,144
87,478	AmerisourceBergen Corp.	3,925,138
58,790	Amgen, Inc.†	2,730,208
1,537	Applera Corp. - Applied Biosystems Group	52,135
12,610	Baxter International, Inc.	732,010
13,567	Biogen Idec, Inc.†	772,234
110,250	Bristol-Myers Squibb Co.	2,923,830
165	Cardinal Health, Inc.	9,529
55,700	Celgene Corp.†	2,573,897
2,021	Cephalon, Inc.†(a)	145,027
11,713	Coventry Health Care, Inc.†	693,995
31,833	Covidien, Ltd.	1,409,884
7,697	Dentsply International, Inc.	346,519
2,641	Edwards Lifesciences Corp.†	121,460
8,260	Endo Pharmaceuticals Holdings, Inc.†	220,294
4,915	Forest Laboratories, Inc.†	179,152
34,150	Genentech, Inc.†	2,290,440
119,400	Gilead Sciences, Inc.†	5,493,594
6,778	Health Net, Inc.†	327,377
32,800	Hologic, Inc.†(a)	2,251,392
12,942	Humana, Inc.†(a)	974,662
2,837	Invitrogen Corp.†	265,004
76,251	Johnson & Johnson	5,085,942
18,867	King Pharmaceuticals, Inc.†	193,198
See Notes to Financial Statements.

WILSHIRE VARIABLE INSURANCE TRUST EQUITY FUND SCHEDULEOF INVESTMENTS - (Continued)	December 31, 2007

Shares		Value
Health Care (continued)
3,162	Lincare Holdings, Inc.†	$111,176
22,681	McKesson Corp.	1,485,832
42,880	Medco Health Solutions, Inc.†	4,348,032
19,247	Medtronic, Inc.	967,547
15,682	Merck & Co., Inc.	911,281
1,277	Patterson Cos., Inc.†	43,354
570	Perrigo Co.	19,956
349,605	Pfizer, Inc.	7,946,522
1,269	Sepracor, Inc.	33,311
53,700	Teva Pharmaceutical Industries, Ltd. ADR	2,495,976
44,524	UnitedHealth Group, Inc.	2,591,297
213	Ventana Medical Systems, Inc.†	18,580
7,869	Watson Pharmaceuticals, Inc.†	213,565
889	WellCare Health Plans, Inc.†	37,702
55,134	WellPoint, Inc.†	4,836,906
2,265	Wyeth	100,090

		70,992,095

Industrials — 9.9%
85,800	ABB, Ltd. ADR(a)	2,471,040
5,591	AGCO Corp.†	380,076
21,677	Allied Waste Industries, Inc.†	238,881
29,778	Boeing Co.	2,604,384
1,085	Brink’s Co. (The)	64,818
27,515	Caterpillar, Inc.	1,996,488
2,836	ChoicePoint, Inc.†	103,287
4,194	CSX Corp.	184,452
2,173	Cummins, Inc.	276,775
56,857	Deere & Co.	5,294,524
1,999	Dun & Bradstreet Corp.	177,171
33,300	Emerson Electric Co.	1,886,778
17,652	FedEx Corp.	1,574,029
29,079	Fluor Corp.	4,237,392
123,593	General Electric Co.	4,581,593
4,023	Goodrich Corp.(a)	284,064
103,475	Honeywell International, Inc.	6,370,956
829	Joy Global, Inc.	54,565
7,446	KBR, Inc.†	288,905
4,225	L-3 Communications Holdings, Inc.	447,596
17,605	Lockheed Martin Corp.	1,853,102
1,809	Manpower, Inc.	102,932
24,684	Masco Corp.	533,421
9,900	McDermott International, Inc.†	584,397
107	Norfolk Southern Corp.	5,397
31,003	Northrop Grumman Corp.	2,438,076
565	Oshkosh Truck Corp.(a)	26,702
2,686	Parker Hannifin Corp.	202,283
7,154	Raytheon Co.	434,248
9,641	Robert Half International, Inc.	260,693
4,562	Ryder System, Inc.	214,460
56,937	Southwest Airlines Co.	694,631
68,000	Spirit Aerosystems Holdings, Inc., Class A†	2,346,000
427	SPX Corp.	43,917
1,520	Teleflex, Inc.	95,775
32,600	Textron, Inc.	2,324,380
3,085	Thomas & Betts Corp.†	151,288
316	Trane, Inc.	14,760
37,978	Tyco International, Ltd.	1,505,828
11,100	United Technologies Corp.	849,594
11,630	Waste Management, Inc.	379,952

		48,579,610

Information Technology — 23.3%
65,550	Adobe Systems, Inc.†	2,800,952
87,296	Affiliated Computer Services, Inc., Class A†	3,937,050
772,641	Alcatel-Lucent ADR	5,655,732
21,913	Analog Devices, Inc.	694,642
62,893	Apple, Inc.†	12,457,845
84,529	Applied Materials, Inc.	1,501,235
7,530	Arrow Electronics, Inc.†	295,778
2,408	Autodesk, Inc.†	119,822
7,370	Avnet, Inc.†	257,729
15,356	BMC Software, Inc.†	547,288
113,350	Broadcom Corp., Class A†	2,962,969
159,406	CA, Inc.	3,977,180
326,991	Cisco Systems, Inc.†	8,851,646
13,362	Computer Sciences Corp.†	661,018
4,028	Compuware Corp.†	35,769
5,317	Convergys Corp.†	87,518
28,120	Dell, Inc.†	689,221
1,617	DST Systems, Inc.†	133,483
33,962	eBay, Inc.†	1,127,199
39,087	Electronic Data Systems Corp.	810,274
162,280	EMC Corp.†	3,007,048
1,707	Fiserv, Inc.†	94,721
19,035	Google, Inc., Class A†	13,162,322
178,910	Hewlett-Packard Co.	9,031,377
201,627	Intel Corp.	5,375,376
32,710	International Business Machines Corp.	3,535,951
2,019	Intuit, Inc.†	63,821
35,441	Juniper Networks, Inc.†	1,176,641
2,667	Kla-Tencor Corp.	128,443
4,792	Lam Research Corp.†(a)	207,158
6,997	Lexmark International, Inc., Class A†	243,915
7,178	Micron Technology, Inc.†	52,041
296,972	Microsoft Corp.	10,572,203
6,856	Molex, Inc.	187,169
9,151	National Semiconductor Corp.	207,179
27,372	Network Appliance, Inc.†	683,205
87,900	Nokia Oyj ADR	3,374,481
26,930	Novell, Inc.†	185,009
9,313	Novellus Systems, Inc.†	256,759
126,444	NVIDIA Corp.†(a)	4,301,625
97,278	Oracle Corp.†	2,196,537
8,045	QLogic Corp.†	114,239
7,476	QUALCOMM, Inc.	294,181
40,300	Research In Motion, Ltd.†	4,570,020
See Notes to Financial Statements.

WILSHIRE VARIABLE INSURANCE TRUST EQUITY FUND SCHEDULEOF INVESTMENTS - (Continued)	December 31, 2007

Shares		Value
Information Technology (continued)
8,814	Sun Microsystems, Inc.†	$159,798
30	Sybase, Inc.†	783
68,775	Symantec Corp.†	1,110,028
8,870	Synopsys, Inc.†	229,999
2,058	Tellabs, Inc.†	13,459
7,391	Teradyne, Inc.†	76,423
29,353	Texas Instruments, Inc.	980,390
29,399	Tyco Electronics, Ltd.	1,091,585
6,244	VeriSign, Inc.†	234,837
13,453	Western Digital Corp.†	406,415
26,317	Xerox Corp.	426,072

		115,355,560

Materials — 2.9%
32,400	Air Products & Chemicals, Inc.	3,195,612
41	Albemarle Corp.	1,691
2,162	Ashland, Inc.	102,544
4,875	Ball Corp.	219,375
1,614	Bemis Co., Inc.	44,191
403	Cabot Corp.	13,436
2,094	CF Industries Holdings, Inc.	230,466
21,513	Dow Chemical Co. (The)	848,042
3,170	Eastman Chemical Co.	193,655
18,625	Freeport-McMoRan Copper & Gold, Inc.	1,907,945
4,219	Lubrizol Corp.	228,501
57,007	Monsanto Co.	6,367,112
2,771	Nucor Corp.	164,099
694	Packaging Corp. of America	19,571
10,007	Pactiv Corp.†	266,486
621	Sonoco Products Co.	20,294
7,275	Terra Industries, Inc.†	347,454
2,469	United States Steel Corp.	298,527

		14,469,001

Telecommunication Services — 1.8%
23,400	America Movil SAB de CV ADR, Series L	1,436,526
61,410	AT&T, Inc.	2,552,200
3,902	CenturyTel, Inc.	161,777
9,746	Qwest Communications International, Inc.†	68,319
98,819	Sprint Nextel Corp.	1,297,494
6,505	Telephone & Data Systems, Inc.	407,213
74,480	Verizon Communications, Inc.	3,254,031

		9,177,560

Utilities — 1.9%
49,809	AES Corp. (The)†	1,065,415
1,220	AGL Resources, Inc.	45,921
2,418	Dominion Resources, Inc.	114,734
25,022	Edison International	1,335,424
3,146	Entergy Corp.	376,010
4,837	ONEOK, Inc.	216,552
8,710	PG&E Corp.	375,314
1,549	Public Service Enterprise Group, Inc.	152,174
51,431	Sempra Energy	3,182,550
53,100	Wisconsin Energy Corp.	2,586,501

		9,450,595

Total Common Stock (Cost $468,759,480)		487,557,225

	Maturity Date	Par
U.S. TREASURY OBLIGATIONS — 0.9%
U.S. Treasury Bill
2.92%(b)	04/17/08	$100,000	99,064
2.97%(b)	04/17/08	2,900,000	2,872,847
2.97%(b)(c)	04/24/08	625,000	618,771
3.07%(b)	04/17/08	200,000	198,128
3.25%(b)	04/17/08	700,000	693,446

Total U.S. Treasury Obligations (Cost $4,485,038)			4,482,256

Shares
MONEY MARKET FUND — 5.3%
26,311,906	PNC Institutional Money Market Trust 4.92% (Cost $26,311,906)(d)(e)	26,311,906

Total Investments — 104.5% (Cost $499,556,424)		518,351,387
Other Assets & Liabilities, Net — (4.5)%		(22,219,191)

NET ASSETS — 100.0%		$496,132,196

FUTURES CONTRACTS - LONG POSITIONS

Number of Contracts		Unrealized Depreciation
58	CME E-Mini S&P 500, Expires March 2008	$(104,598)

ADR - American Depository Receipt.

†	Non-income producing security.

(a)	All or a portion of this security is on loan.

(b)	Represents annualized yield at date of purchase.

(c)	Security held at broker as collateral for open futures contracts.

(d)	Represents seven day annualized yield.

(e)	Investment purchased with proceeds from collateral received from securities on loan.
See Notes to Financial Statements.

WILSHIRE VARIABLE INSURANCE TRUST BALANCED FUND SCHEDULEOF INVESTMENTS	December 31, 2007

Shares		Value
INVESTMENTS IN UNDERLYING FUNDS — 100.2%
6,376,075	Wilshire Variable Insurance Trust Equity Fund*	$146,458,439
7,900,031	Wilshire Variable Insurance Trust Income Fund*	97,170,385

Total Investments in Underlying Funds (Cost $224,334,425)		243,628,824
Other Assets & Liabilities, Net — (0.2)%		(444,942)

NET ASSETS — 100.0%		$243,183,882

*	Affiliated fund.
See Notes to Financial Statements.

WILSHIRE VARIABLE INSURANCE TRUST INCOME FUND SCHEDULEOF INVESTMENTS	December 31, 2007

	Maturity Date	Par	Value
ASSET BACKED SECURITIES — 5.5%
Amortizing Residential Collateral Trust
5.15%(a)	01/01/32	$41,003	$36,900
Bayview Financial Acquisition Trust
5.31%(a)	02/28/44	125,398	123,725
Conseco Finance Securitizations Corp.
8.50%(a)	03/01/33	450,382	72,063
Countrywide Home Equity Loan Trust
5.20%(a)	05/15/36	576,501	508,866
Delta Funding Home Equity Loan Trust
7.04%	06/25/27	11,866	11,830
Green Tree Financial Corp.
9.15%	01/15/18	31,399	25,136
Green Tree Home Improvement Loan Trust
7.60%	07/15/20	8,287	6,400
Green Tree Recreational Equipment & Consumer Trust
7.25%	03/15/29	47,883	32,787
Lehman XS Trust
5.13%(a)	02/25/46	345,909	328,178
Morgan Stanley Mortgage Loan Trust
5.02%(a)	03/25/36	225,912	179,662
MSDWCC Heloc Trust
5.06%(a)	07/25/17	23,659	22,695
SACO I, Inc.
5.00%(a)	06/25/36	309,771	127,751
5.04%(a)	03/25/36	247,817	142,895
5.15%(a)	09/25/35	98,861	96,814
Salomon Brothers Mortgage Securities VII
5.17%(a)	03/25/32	69,086	68,447
Securitized Asset Backed Receivables LLC Trust
5.10%(a)	02/25/37	1,202,866	1,057,958
SG Mortgage Securities Trust
5.11%(a)	12/25/36	1,155,494	1,029,292
WAMU Asset-Backed Certificates
4.96%(a)	05/25/47	1,104,385	1,066,077
5.04%(a)	05/25/47	1,300,000	1,143,753
5.16%(a)	05/25/47	1,300,000	957,590

Total Asset Backed Securities (Cost $8,267,602)			7,038,819

COLLATERALIZED MORTGAGE OBLIGATIONS — 14.4%
American Home Mortgage Assets
5.10%(a)	05/25/46	298,567	271,496
Asset Securitization Corp.
6.81%(a)	02/14/43	100,000	108,589
Banc of America Commercial Mortgage, Inc.
5.66%(a)	06/10/49	60,000	61,341
Banc of America Funding Corp.
5.21%(a)	09/20/35	2,153,162	2,129,467
Banc of America Mortgage Securities
6.03%(a)	02/25/34	43,280	43,883
Bear Stearns Adjustable Rate Mortgage Trust
6.69%(a)	02/25/34	112,716	114,253
6.79%(a)	11/25/34	120,178	122,237
Citigroup Mortgage Loan Trust, Inc.
5.74%(a)	09/25/34	122,992	123,718
6.30%(a)	02/25/34	162,481	163,101
Countrywide Alternative Loan Trust
5.16%(a)	03/20/46	1,120,670	1,056,854
5.18%(a)	10/25/35	161,012	143,599
6.85%(a)	09/25/34	167,522	167,991
First Horizon Asset Securities, Inc.
5.42%(a)	02/25/35	741,010	739,947
GE Capital Commercial Mortgage Corp.
5.54%	12/10/49	210,000	212,376
Harborview Mortgage Loan Trust
5.12%(a)	03/19/38	1,187,538	1,112,948
5.19%(a)	05/19/35	181,051	171,211
Homebanc Mortgage Trust
5.17%(a)	05/25/37	235,225	219,738
Impac CMB Trust
5.14%(a)	05/25/35	178,527	164,814
Indymac Index Mortgage Loan Trust
4.99%(a)	07/25/36	476,969	450,208
5.07%(a)	06/25/47	425,983	391,210
5.10%(a)	09/25/35	95,726	90,907
5.13%(a)	06/25/35	811,166	767,017
6.27%(a)	11/25/37	162,241	163,292
6.31%(a)	03/25/35	232,797	231,379
JPMorgan Chase Commercial Mortgage Securities Corp.
5.29%(a)	01/12/43	100,000	99,975
5.42%	01/15/49	110,000	110,102
5.43%	12/12/43	450,000	452,498
LB-UBS Commercial Mortgage Trust
4.95%	09/15/30	500,000	485,949
Luminent Mortgage Trust
5.06%(a)	05/25/46	367,633	345,960
Master Adjustable Rate Mortgages Trust
5.07%(a)	05/25/47	1,064,097	1,007,914
5.72%(a)	12/25/46	335,198	314,837
7.03%(a)	12/25/34	33,747	34,017
Morgan Stanley Capital I
4.99%	08/13/42	240,000	233,615
5.69%(a)	04/15/49	1,200,000	1,223,136
Morgan Stanley Mortgage Loan Trust
5.27%(a)	07/25/35	255,107	260,755
6.12%(a)	08/25/34	184,814	186,242
Prime Mortgage Trust
8.00%	07/25/34	262,191	271,175
Residential Accredit Loans, Inc.
4.96%(a)	10/25/46	434,433	419,171
See Notes to Financial Statements.

WILSHIRE VARIABLE INSURANCE TRUST INCOME FUND SCHEDULEOF INVESTMENTS - (Continued)	December 31, 2007

	Maturity Date	Par	Value
Residential Asset Securitization Trust
4.75%	02/25/19	$901,761	$887,953
Structured Adjustable Rate Mortgage Loan Trust
5.20%(a)	01/25/35	188,067	188,909
7.38%(a)	11/25/34	126,065	128,965
Thornburg Mortgage Securities Trust
6.22%(a)	09/25/37	471,809	467,578
6.23%(a)	09/25/37	514,602	516,388
WAMU Mortgage Pass-Through Certificates
4.83%(a)	10/25/35	493,341	489,701
5.10%(a)	04/25/45	172,809	166,614
Washington Mutual MSC Mortgage Pass-Through Certificates
6.38%(a)	01/25/35	93,492	92,455
Wells Fargo Mortgage Backed Securities Trust
3.54%(a)	09/25/34	470,000	464,138
5.24%(a)	04/25/36	139,165	138,851
Zuni Mortgage Loan Trust
5.00%(a)	08/25/36	182,114	174,134

Total Collateralized Mortgage Obligations (Cost $18,734,333)			18,382,608

CORPORATE BONDS — 20.7%
Consumer Discretionary — 2.2%
Boyd Gaming Corp.
6.75%	04/15/14	10,000	9,525
7.13%	02/01/16	10,000	9,450
Caesars Entertainment, Inc.
8.13%	05/15/11	12,000	11,160
CCH I Holdings LLC
11.00%	10/01/15	50,000	40,750
Clear Channel Communications, Inc.
4.25%	05/15/09	50,000	47,468
4.90%	05/15/15	10,000	7,294
5.50%	09/15/14	80,000	60,979
Comcast Corp.
6.50%	01/15/15	665,000	694,119
6.50%	01/15/17	200,000	208,530
CSC Holdings, Inc.
7.63%	04/01/11	20,000	19,950
7.88%	02/15/18	16,000	14,960
Daimler Finance NA LLC
6.50%	11/15/13	30,000	31,350
7.30%	01/15/12	135,000	143,925
DI Finance/DynCorp International
9.50%	02/15/13	10,000	10,463
DirecTV Holdings LLC/DirecTV Financing Co.
8.38%	03/15/13	20,000	20,800
Echostar DBS Corp.
7.00%	10/01/13	20,000	20,200
7.13%	02/01/16	50,000	51,000
Ford Motor Co.
7.45%	07/16/31	200,000	148,500
Ford Motor Co., Cnv.
4.25%(b)	12/15/36	20,000	19,875
General Motors Corp.
8.25%	07/15/23	70,000	55,650
8.38%	07/05/33	30,000	33,993
Hertz Corp.
8.88%	01/01/14	35,000	35,481
10.50%	01/01/16	15,000	15,525
Idearc, Inc.
8.00%	11/15/16	95,000	87,162
Inn of the Mountain Gods Resort & Casino
12.00%	11/15/10	10,000	10,400
J.C. Penney Corp., Inc.
7.40%	04/01/37	10,000	9,927
Lamar Media Corp.
7.25%	01/01/13	25,000	25,000
MGM Mirage, Inc.
6.75%	09/01/12	10,000	9,738
7.63%	01/15/17	70,000	69,125
8.50%	09/15/10	50,000	51,875
Mohegan Tribal Gaming Authority
8.00%	04/01/12	5,000	5,075
Oxford Industries, Inc.
8.88%	06/01/11	10,000	9,950
RH Donnelley Corp.
8.88%(c)	10/15/17	30,000	27,750
Service Corp. International
6.75%	04/01/16	30,000	28,875
7.50%	04/01/27	30,000	27,600
Station Casinos, Inc.
6.00%	04/01/12	20,000	17,800
7.75%	08/15/16	70,000	63,175
Suburban Propane Partners LP
6.88%	12/15/13	30,000	29,100
Time Warner, Inc.
6.50%	11/15/36	130,000	126,491
6.88%	05/01/12	400,000	421,204
TL Aquisitions, Inc.
10.50%(c)	01/15/15	40,000	38,450
Visteon Corp.
8.25%	08/01/10	60,000	53,100

			2,822,744

Consumer Staples — 0.1%
Reynolds American, Inc.
6.75%	06/15/17	90,000	91,667

Energy — 3.1%
Anadarko Petroleum Corp.
5.39%(a)	09/15/09	150,000	147,679
6.45%	09/15/36	390,000	397,151
Chesapeake Energy Corp.
See Notes to Financial Statements.

WILSHIRE VARIABLE INSURANCE TRUST INCOME FUND SCHEDULEOF INVESTMENTS - (Continued)	December 31, 2007

	Maturity Date	Par	Value
Energy (continued)
6.25%	01/15/18	$25,000	$24,000
6.38%	06/15/15	10,000	9,675
Complete Production Services, Inc.
8.00%	12/15/16	75,000	72,562
ConocoPhillips
4.75%	10/15/12	80,000	80,675
Dynegy Holdings, Inc.
7.75%	06/01/19	115,000	106,088
El Paso Corp.
7.00%	06/15/17	280,000	280,290
7.75%	01/15/32	40,000	40,603
7.80%	08/01/31	611,000	620,078
Hess Corp.
7.30%	08/15/31	327,000	367,310
7.88%	10/01/29	30,000	35,508
Kerr-McGee Corp.
6.95%	07/01/24	10,000	10,682
7.88%	09/15/31	155,000	184,817
Kinder Morgan Energy Partners LP
5.00%	12/15/13	25,000	24,254
6.00%	02/01/17	150,000	149,991
6.30%	02/01/09	20,000	20,259
6.75%	03/15/11	20,000	20,981
6.95%	01/15/38	50,000	52,475
7.13%	03/15/12	5,000	5,345
Peabody Energy Corp.
6.88%	03/15/13	28,000	28,140
Pemex Project Funding Master Trust
6.63%	06/15/35	207,000	218,185
Pride International, Inc.
7.38%	07/15/14	20,000	20,550
Southern Natural Gas Co.
5.90%(c)	04/01/17	30,000	29,507
8.00%	03/01/32	75,000	83,557
Tennessee Gas Pipeline Co.
7.63%	04/01/37	150,000	161,341
Williams Cos., Inc.
7.50%	01/15/31	363,000	390,225
7.75%	06/15/31	80,000	87,600
XTO Energy, Inc.
7.50%	04/15/12	296,000	323,572

			3,993,100

Financials — 9.5%
American Express Co.
6.80%(a)	09/01/66	115,000	116,606
American General Finance Corp.
6.90%	12/15/17	320,000	320,320
American International Group, Inc.
5.85%	01/16/18	40,000	40,262
6.25%	03/15/37	200,000	178,884
BAC Capital Trust XIV
5.63%(a)	03/15/12	10,000	8,874
Bank of America Corp.
5.38%	08/15/11	280,000	285,555
5.75%	12/01/17	50,000	50,115
Citigroup, Inc.
4.13%	02/22/10	400,000	394,147
5.00%	09/15/14	245,000	233,447
Countrywide Home Loans, Inc.
5.63%	07/15/09	500,000	381,461
Ford Motor Credit Co., LLC
5.80%	01/12/09	80,000	75,936
6.63%	06/16/08	50,000	49,271
7.38%	10/28/09	270,000	254,136
7.38%	02/01/11	60,000	53,730
8.00%	12/15/16	420,000	356,753
10.24%(a)	06/15/11	103,000	97,648
Forest City Enterprises, Inc.
6.50%	02/01/17	8,000	7,240
General Electric Capital Corp.
6.38%(a)	11/15/67	420,000	433,642
GMAC LLC
5.13%	05/09/08	150,000	148,342
5.63%	05/15/09	800,000	754,773
5.85%	01/14/09	210,000	200,831
6.88%	09/15/11	560,000	479,077
7.25%	03/02/11	165,000	144,629
7.75%	01/19/10	590,000	550,364
Goldman Sachs Capital II
5.79%(a)	06/01/12	20,000	17,806
Goldman Sachs Group, Inc.
6.60%	01/15/12	290,000	306,820
HSBC Finance Corp.
4.63%	09/15/10	400,000	397,868
6.38%	11/27/12	40,000	41,134
6.50%	11/15/08	213,000	215,339
JPMorgan Chase & Co.
5.13%	09/15/14	595,000	583,207
5.15%	10/01/15	200,000	192,898
5.75%	01/02/13	195,000	198,716
Lehman Brothers Holdings Capital Trust V
5.86%(a)	11/29/49	200,000	178,250
Lehman Brothers Holdings, Inc.
6.20%	09/26/14	80,000	81,477
6.50%	07/19/17	160,000	161,897
6.75%	12/28/17	340,000	350,438
MetLife, Inc.
6.40%	12/15/36	40,000	36,660
Mizuho JGB Investment LLC
9.87%(a)(c)	12/29/49	210,000	211,918
Mizuho Preferred Capital Co., LLC
8.79%(a)(c)	12/29/49	360,000	363,175
Morgan Stanley
3.63%	04/01/08	40,000	39,831
5.63%	01/09/12	300,000	305,174
5.66%(a)	10/18/16	40,000	37,320
See Notes to Financial Statements.

WILSHIRE VARIABLE INSURANCE TRUST INCOME FUND SCHEDULEOF INVESTMENTS - (Continued)	December 31, 2007

	Maturity Date	Par	Value
Financials (continued)
5.75%	08/31/12	$70,000	$71,453
Residential Capital LLC
7.50%	02/22/11	310,000	192,975
7.62%(a)	05/22/09	70,000	49,700
7.81%(a)	04/17/09	30,000	21,300
8.00%	06/01/12	20,000	12,300
SLM Corp.
5.00%	10/01/13	355,000	311,160
5.00%	04/15/15	10,000	8,528
5.05%	11/14/14	50,000	43,217
5.38%	05/15/14	345,000	306,730
5.43%(a)	04/01/09	220,000	203,500
5.63%	08/01/33	35,000	27,053
Suntrust Capital VIII
6.10%(a)	12/15/36	50,000	41,611
Suntrust Preferred Capital I
5.85%(a)	12/15/11	60,000	52,950
Travelers Cos., Inc. (The)
6.25%(a)	03/15/37	270,000	253,202
U.S. Bancorp
3.13%	03/15/08	170,000	169,274
Unilever Capital Corp.
7.13%	11/01/10	55,000	58,984
Ventas Realty LP/Ventas Capital Corp. REIT
6.75%	06/01/10	10,000	10,075
8.75%	05/01/09	20,000	20,500
9.00%	05/01/12	10,000	10,750
Wachovia Capital Trust III
5.80%(a)	12/29/49	80,000	71,484
Wachovia Corp.
5.63%	10/15/16	690,000	680,317
Wells Fargo & Co.
5.00%	11/15/14	5,000	4,952
5.30%	08/26/11	90,000	91,832
Wells Fargo Capital
5.95%	12/15/36	100,000	93,327

			12,143,145

Health Care — 0.6%
AmerisourceBergen Corp.
5.88%	09/15/15	20,000	19,624
Community Health Systems, Inc.
8.88%	07/15/15	80,000	81,500
DaVita, Inc.
6.63%	03/15/13	45,000	44,775
HCA, Inc.
6.25%	02/15/13	14,000	12,250
6.50%	02/15/16	79,000	66,755
7.69%	06/15/25	30,000	24,837
9.13%	11/15/14	10,000	10,400
9.25%	11/15/16	60,000	63,000
HCA, Inc. PIK
9.63%	11/15/16	20,000	21,150
Tenet Healthcare Corp.
6.38%	12/01/11	121,000	110,110
9.25%	02/01/15	71,000	65,675
Wellpoint, Inc.
5.88%	06/15/17	20,000	20,136
Wyeth
5.95%	04/01/37	200,000	200,531

			740,743

Industrials — 0.8%
Delta Air Lines, Inc.
6.82%(c)	08/10/22	100,000	96,000
7.57%	11/18/10	200,000	202,000
DRS Technologies, Inc.
6.63%	02/01/16	10,000	9,875
Eastman Kodak Co.
7.25%	11/15/13	35,000	35,000
Graham Packaging Co., Inc.
8.50%	10/15/12	40,000	37,400
9.88%	10/15/14	15,000	13,800
Kansas City Southern Railway Corp.
9.50%	10/01/08	23,000	23,460
Norfolk Southern Corp.
6.20%	04/15/09	90,000	91,896
Terex Corp.
8.00%	11/15/17	20,000	20,250
Waste Management, Inc.
6.88%	05/15/09	425,000	436,333

			966,014

Information Technology — 0.1%
Electronic Data Systems Corp.
7.13%	10/15/09	10,000	10,323
Freescale Semiconductor, Inc.
8.88%	12/15/14	20,000	17,850
Sungard Data Systems, Inc.
9.13%	08/15/13	40,000	40,700
Xerox Corp.
6.75%	02/01/17	10,000	10,423

			79,296

Materials — 0.2%
Freeport-McMoRan Copper & Gold, Inc.
8.38%	04/01/17	60,000	64,350
Georgia Gulf Corp.
9.50%	10/15/14	10,000	7,975
Steel Dynamics, Inc.
6.75%(c)	04/01/15	60,000	57,900
7.38%(c)	11/01/12	15,000	15,075
Westlake Chemical Corp.
6.63%	01/15/16	12,000	11,340
Weyerhaeuser Co.
See Notes to Financial Statements.

WILSHIRE VARIABLE INSURANCE TRUST INCOME FUND SCHEDULEOF INVESTMENTS - (Continued)	December 31, 2007

	Maturity Date	Par	Value
Materials (continued)
6.75%	03/15/12	$125,000	$131,267

			287,907

Telecommunication Services — 0.8%
AT&T, Inc.
5.10%	09/15/14	80,000	79,172
BellSouth Capital Funding Corp.
7.88%	02/15/30	160,000	186,396
BellSouth Corp.
4.75%	11/15/12	10,000	9,893
Citizens Communications Co.
7.88%	01/15/27	55,000	52,387
9.25%	05/15/11	10,000	10,825
Intelsat Corp.
9.00%	06/15/16	5,000	5,038
Level 3 Financing, Inc.
9.25%	11/01/14	25,000	22,625
New Cingular Wireless Services, Inc.
8.13%	05/01/12	85,000	94,513
News America, Inc.
6.65%(c)	11/15/37	10,000	10,315
Nextel Communications, Inc.
5.95%	03/15/14	15,000	14,100
7.38%	08/01/15	20,000	19,692
Qwest Communications International, Inc.
7.50%	02/15/14	28,000	27,930
8.37%(a)	02/15/09	13,000	13,000
Qwest Corp.
5.63%	11/15/08	30,000	29,850
6.88%	09/15/33	20,000	18,450
Sprint Capital Corp.
6.90%	05/01/19	230,000	228,474
8.38%	03/15/12	40,000	43,321
8.75%	03/15/32	25,000	28,180
Verizon Global Funding Corp.
4.38%	06/01/13	35,000	33,838
Windstream Corp.
8.63%	08/01/16	85,000	89,250

			1,017,249

Utilities — 3.3%
AES Corp. (The)
7.75%	03/01/14	3,000	3,023
7.75%(c)	10/15/15	70,000	71,050
8.00%(c)	10/15/17	400,000	409,000
8.88%	02/15/11	19,000	19,808
9.38%	09/15/10	63,000	66,150
9.50%	06/01/09	68,000	70,380
Amerigas Partners LP
7.25%	05/20/15	10,000	9,800
Dominion Resources, Inc.
4.13%	02/15/08	30,000	29,960
4.75%	12/15/10	30,000	30,058
5.70%	09/17/12	260,000	266,985
Duke Energy Carolinas LLC
5.63%	11/30/12	380,000	394,396
Edison Mission Energy
7.00%	05/15/17	60,000	58,950
7.20%	05/15/19	80,000	78,600
7.63%	05/15/27	40,000	37,600
Energy Future Holdings Corp.
5.55%	11/15/14	40,000	31,927
6.50%	11/15/24	70,000	51,059
6.55%	11/15/34	200,000	144,742
10.88%(c)	11/01/17	210,000	211,050
Energy Future Holdings Corp., PIK
11.25%(c)	11/01/17	1,190,000	1,201,900
Exelon Corp.
5.63%	06/15/35	210,000	187,538
FirstEnergy Corp.
6.45%	11/15/11	150,000	154,892
7.38%	11/15/31	360,000	395,006
NRG Energy, Inc.
7.25%	02/01/14	55,000	53,625
7.38%	02/01/16	35,000	34,125
7.38%	01/15/17	20,000	19,500
Pacific Gas & Electric Co.
5.80%	03/01/37	10,000	9,643
6.05%	03/01/34	220,000	219,634

			4,260,401

Total Corporate Bonds (Cost $26,834,809)			26,402,266

FOREIGN BONDS — 9.3%
Bermuda — 0.0%
Intelsat, Ltd.
9.25%(d)	06/15/16	15,000	15,075

Canada — 0.5%
Anadarko Finance Co.
6.75%(d)	05/01/11	200,000	211,463
Canadian Government Bond
4.00%(e)	12/01/31	30,000	51,803
Conoco Funding Co.
6.35%(d)	10/15/11	70,000	74,349
7.25%(d)	10/15/31	35,000	40,945
Hydro Quebec
6.30%(d)	05/11/11	60,000	64,249
OPTI Canada, Inc.
7.88%(c)(d)	12/15/14	70,000	68,425
8.25%(c)(d)	12/15/14	45,000	44,550
Rogers Cable, Inc.
6.75%(d)	03/15/15	10,000	10,519
Rogers Wireless, Inc.
6.38%(d)	03/01/14	10,000	10,302
See Notes to Financial Statements.

WILSHIRE VARIABLE INSURANCE TRUST INCOME FUND SCHEDULEOF INVESTMENTS - (Continued)	December 31, 2007

	Maturity Date	Par	Value
Canada (continued)
Sun Media Corp.
7.63%(d)	02/15/13	$10,000	$9,737

			586,342

Cayman Islands — 0.8%
MUFG Capital Finance 1, Ltd.
6.35%(a)(d)	07/29/49	100,000	94,713
Petrobras International Finance Co.
6.13%(d)	10/06/16	100,000	102,000
Systems 2001 Asset Trust LLC
6.66%(c)(d)	09/15/13	373,608	384,817
Vale Overseas, Ltd.
6.88%(d)	11/21/36	385,000	389,470

			971,000

France — 1.6%
Compagnie Generale de Geophysique - Veritas
7.50%(d)	05/15/15	25,000	25,312
7.75%(d)	05/15/17	70,000	70,700
France Government Bond Oat
3.75%(e)	04/25/17	1,430,000	1,990,171

			2,086,183

Germany — 0.5%
Bundesrepublik Deutschland
3.75%(e)	01/04/15	240,000	339,839
3.75%(e)	01/04/17	250,000	350,235

			690,074

Japan — 0.2%
Aiful Corp.
6.00%(c)(d)	12/12/11	200,000	191,561

Luxembourg — 1.1%
FMC Finance III SA
6.88%(c)(d)	07/15/17	70,000	70,000
Telecom Italia Capital SA
4.95%(d)	09/30/14	40,000	38,523
5.25%(d)	11/15/13	35,000	34,592
5.25%(d)	10/01/15	210,000	204,592
Tyco International Group SA
6.00%(d)	11/15/13	220,000	226,125
6.13%(d)	11/01/08	60,000	60,516
6.13%(d)	01/15/09	10,000	10,124
6.38%(d)	10/15/11	100,000	103,490
6.75%(d)	02/15/11	80,000	83,907
6.88%(d)	01/15/29	150,000	151,917
7.00%(d)	06/15/28	378,000	400,079

			1,383,865

Marshall Islands — 0.0%
Teekay Corp.
8.88%(d)	07/15/11	19,000	19,926

Mexico — 0.6%
America Movil Sab de CV
5.63%(d)	11/15/17	120,000	117,251
Mexico Government International Bond
6.75%(d)	09/27/34	642,000	709,089

			826,340

Netherlands — 0.3%
Deutsche Telekom International Finance BV
5.75%(d)	03/23/16	195,000	195,183
Royal KPN NV
8.00%(d)	10/01/10	230,000	246,667

			441,850

Norway — 1.5%
Eksportfinans A/S
5.50%(d)	06/26/17	1,800,000	1,905,707

Russia — 0.9%
Russia Government International Bond STEP
7.50%(a)(d)	03/31/30	994,950	1,139,815

Sweden — 1.1%
Svensk Exportkredit AB
4.88%(d)	09/29/11	1,300,000	1,330,466

United Kingdom — 0.2%
British Telecommunications PLC
8.63%(d)	12/15/10	140,000	153,629
Royal Bank of Scotland Group PLC
7.64%(a)(d)	03/31/49	100,000	102,809

			256,438

Total Foreign Bonds (Cost $11,273,375)			11,844,642

U.S. GOVERNMENT & AGENCY OBLIGATIONS — 49.8%
Federal Home Loan Bank — 0.1%
5.93%	04/09/08	100,000	100,344

			100,344

Federal Home Loan Mortgage Corp. — 9.7%
5.57%	01/01/38	1,300,000	1,307,954
4.75%	01/18/11	180,000	185,774
5.00%	08/01/33	979,485	957,145
5.00%	09/01/33	295,067	288,337
5.00%	09/01/33	660,577	645,511
5.00%	09/01/33	319,416	312,131
5.00%	10/01/33	642,822	628,160
5.00%	01/01/37	500,000	487,812
5.50%	10/01/35	302,324	301,817
5.50%	11/01/37	1,600,000	1,596,898
5.50%	01/01/38	2,800,000	2,794,220
5.63%	11/23/35	190,000	194,710
5.64%(a)	05/01/37	1,261,229	1,278,364
6.00%	10/01/37	279,091	283,250
6.00%	12/01/37	700,000	710,432
See Notes to Financial Statements.

WILSHIRE VARIABLE INSURANCE TRUST INCOME FUND SCHEDULEOF INVESTMENTS - (Continued)	December 31, 2007

	Maturity Date	Par	Value
Federal Home Loan Mortgage Corp. (continued)
6.00%	01/01/38	$300,000	$304,471

			12,276,986

Federal National Mortgage Assoc. — 35.5%
5.00%	01/01/21	4,300,000	4,304,033
5.00%	01/01/37	13,500,000	13,170,938
5.41%(a)	08/01/37	545,361	550,964
5.50%	01/01/21	4,100,000	4,152,529
5.50%	11/01/21	96,379	97,612
5.50%	02/01/22	96,775	98,014
5.50%	09/01/35	2,966,837	2,962,986
5.50%	04/01/36	1,373,670	1,358,385
5.50%	11/01/36	896,314	895,151
5.50%	01/01/37	1,300,000	1,298,375
5.50%	08/01/37	992,497	991,208
6.00%	10/01/35	448,767	455,737
6.00%	02/01/36	108,537	110,222
6.00%	02/01/36	39,416	40,028
6.00%	03/01/36	462,259	469,438
6.00%	06/01/36	372,668	378,456
6.00%	07/01/36	21,655	21,991
6.00%	07/01/36	747,538	759,149
6.00%	07/01/36	311,756	316,598
6.00%	08/01/36	708,116	719,114
6.00%	08/01/36	861,069	874,443
6.00%	09/01/36	669,521	679,920
6.00%	09/01/36	678,768	689,311
6.00%	09/01/36	624,534	634,234
6.00%	10/01/36	301,932	306,622
6.00%	10/01/36	151,431	153,783
6.00%	10/01/36	47,690	48,431
6.00%	10/01/36	23,542	23,908
6.00%	10/01/36	114,670	116,451
6.00%	11/01/36	83,930	85,234
6.00%	12/01/36	55,891	56,760
6.00%	01/01/37	38,933	39,538
6.00%	01/01/37	249,715	253,594
6.00%	02/01/37	187,418	190,329
6.00%	03/01/37	473,102	480,451
6.00%	04/01/37	104,018	105,633
6.00%	05/01/37	791,259	803,549
6.00%	07/01/37	994,682	1,010,131
6.00%	11/01/37	498,673	506,418
6.04%(a)	01/01/37	780,489	797,285
6.50%	01/01/37	3,910,000	4,018,745
6.50%	11/01/37	149,641	153,824
7.00%	05/01/32	69,828	74,059

			45,253,581

Government National Mortgage Assoc. — 4.5%
5.50%	01/01/36	1,700,000	1,712,220
5.50%	05/15/36	188,296	189,686
6.00%	05/15/33	170,933	175,025
6.00%	03/15/35	929,361	951,613
6.00%	03/15/37	375,357	384,344
6.50%	01/01/38	2,300,000	2,374,750

			5,787,638

Total U.S. Government & Agency Obligations (Cost $63,082,177)			63,418,549

U.S. TREASURY OBLIGATIONS — 13.9%
United States Treasury Notes & Bonds
0.88%(f)	04/15/10	80,000	87,929
1.88%(f)	07/15/15	380,000	416,030
2.00%(f)	07/15/14	220,000	251,935
2.00%(f)	01/15/26	535,000	560,864
2.38%(f)	04/15/11	1,950,000	2,139,423
2.38%(f)	01/15/27	515,000	564,213
2.50%(f)	07/15/16	630,000	695,021
3.50%(f)	01/15/11	400,000	516,393
3.63%(f)	04/15/28	310,000	507,295
3.88%(f)	04/15/29	380,000	638,973
4.25%	11/15/17	2,520,000	2,563,903
4.63%	07/31/12	4,600,000	4,830,000
4.75%	08/15/17	1,100,000	1,161,789
4.75%	02/15/37	2,160,000	2,260,574
5.71%(g)	11/15/21	890,000	469,746

Total U.S. Treasury Obligations (Cost $16,920,533)			17,664,088

Shares
PREFERRED STOCK — 0.8%
12,000	Fannie Mae	309,000
500	Fannie Mae Series O	23,171
460	Fresenius Medical Capital Trust II	46,115
6,250	General Motors Convertible Series B 5.25%(b)	121,000
2,000	General Motors Convertible Series C 6.25%(b)	39,140
17,000	Freddie Mac Series Z	444,550

Total Preferred Stock (Cost $960,191)		982,976

	Maturity Date	Par
REPURCHASE AGREEMENT — 10.5%
Agreement with Deutsche Bank, 4.15% dated 12/31/2007 to be repurchased at $13,503,113, collateralized by $13,599,000 Federal National Mortgage Association, 5.40%, due 12/14/2022(market value $13,769,994)

(Cost $13,500,000)	01/02/08	13,500,000	13,500,000

See Notes to Financial Statements.

WILSHIRE VARIABLE INSURANCE TRUST INCOME FUND SCHEDULEOF INVESTMENTS - (Continued)	December 31, 2007

Value
Total Investments — 124.9% (Cost $159,573,020)	$159,233,948
Other Assets & Liabilities, Net — (24.9)%	(31,770,541)

NET ASSETS — 100.0%	$127,463,407

PIK - Payment in Kind.

STEP - Step Coupon Bond

(a)	Variable rate security. The interest rate represents the rate at December 31, 2007.

(b)	When issued.

(c)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified buyers. At December 31, 2007, these liquid securities amounted to $3,502,443 or 2.75 % of net assets.

(d)	Foreign security denominated in U.S. Dollars.

(e)	Investment in non-U.S. Dollars. Par amount reflects principal in local currency.

(f)	Inflation protection security. Principal amount periodically adjusted for inflation.

(g)	Zero coupon bond. The interest rate represents the yield at time of purchase.
See Notes to Financial Statements.

WILSHIRE VARIABLE INSURANCE TRUST SHORT-TERM INVESTMENT FUND SCHEDULE OF INVESTMENTS	December 31, 2007

	Maturity Date	Par	Value
CERTIFICATE OF DEPOSIT — 1.1%
Financials — 1.1%
HSBC Bank USA 5.43%(a) (Cost $100,027)	07/28/08	$100,000	$100,120

COMMERCIAL PAPER — 18.9%
Financials — 18.9%
Bank of America Corp.
4.74%(b)	01/07/08	100,000	99,923
Bank of Scotland
4.87%(b)	01/18/08	100,000	99,775
Calyon North America
5.11%(b)	01/28/08	167,000	166,374
ING Funding
4.97%(b)	01/04/08	100,000	99,959
Intl.Lease Finance
4.42%(b)	01/07/08	178,000	177,871
JP Morgan
4.72%(b)	04/02/08	151,000	150,373
Mitsui & Co.
4.72%(b)	02/01/08	100,000	99,604
Mitsui & Co. USA, Inc.
3.50%(b)	02/01/08	144,000	143,114
Natexis Banq US Finance
5.09%(b)	01/07/08	143,000	142,881
Societe Generale N A
5.20%(b)	02/01/08	150,000	149,344
Swedbank
4.89%(b)	04/01/08	150,000	148,169
UBS Financial Delaware
5.21%(b)	01/14/08	174,000	173,679

Total Commercial Paper (Cost $1,649,967)			1,651,066

U.S. GOVERNMENT & AGENCY OBLIGATIONS — 23.4%
Federal Home Loan Bank — 10.1%
4.35%(b)	01/25/08	750,000	747,862
4.50%	01/25/08	135,000	134,986

			882,848

Federal Home Loan Mortgage Corp. — 9.5%
4.38%(b)	01/30/08	750,000	747,402
5.01%(b)	01/11/08	31,000	30,958
5.34%(b)	01/11/08	47,000	46,933

			825,293

Federal National Mortgage Assoc. — 3.8%
4.00%	03/10/08	300,000	299,648
4.60%(b)	01/15/08	35,000	34,938

			334,586

Total U.S. Government & Agency Obligations (Cost $2,042,326)			2,042,727

REPURCHASE AGREEMENT — 19.4%
Agreement with Lehman Brothers Holdings, Inc., 4.15% dated 12/31/2007 to be repurchased at $1,700,392, collateralized by RFCSP Strip Principal, $4,920,000, 4.74%, due 04/15/2030 (market value $1,734,005)

(Cost $1,700,000)	01/02/08	1,700,000	1,700,000

Total Investments — 62.8% (Cost $5,492,320)			5,493,913
Other Assets & Liabilities, Net — 37.2%			3,251,421

NET ASSETS — 100.0%			$8,745,334

(a)	Variable rate security. The interest rate represents the rate at December 31, 2007.

(b)	Represents annualized yield at date of purchase.
See Notes to Financial Statements.

WILSHIRE VARIABLE INSURANCE TRUST SMALL CAP GROWTH FUND SCHEDULE OF INVESTMENTS	December 31, 2007

Shares		Value
COMMON STOCK — 96.6%
Consumer Discretionary — 16.3%
735	1-800-FLOWERS.COM, Inc., Class A†	$6,417
800	99 Cents Only Stores†	6,368
524	A.C. Moore Arts & Crafts, Inc.†	7,205
863	Aaron Rents, Inc.	16,604
2,386	Aeropostale, Inc.†	63,229
540	AFC Enterprises†	6,113
9,503	AirMedia Group, Inc. ADR(a)	212,677
490	Ambassadors Group, Inc.	8,972
100	Ambassadors International, Inc.(a)	1,458
4,254	American Public Education, Inc.†	177,732
11,417	Amerigon, Inc.†	241,355
334	Ameristar Casinos, Inc.	9,198
920	Arbitron, Inc.	38,244
1,645	Bally Technologies, Inc.†	81,789
775	Bebe Stores, Inc.	9,966
340	Benihana, Inc., Class A†	4,335
692	Big 5 Sporting Goods Corp.	9,979
13,012	BJ’s Restaurants, Inc.†	211,575
6,350	Blue Nile, Inc.†(a)	432,181
100	Blyth, Inc.	2,194
95	Bon-Ton Stores, Inc. (The)(a)	902
805	Bright Horizons Family Solutions, Inc.†	27,805
626	Brown Shoe Co., Inc.	9,496
430	Buckle, Inc. (The)	14,190
476	Buffalo Wild Wings, Inc.†(a)	11,053
485	Build-A-Bear Workshop, Inc.†(a)	6,766
160	Cabela’s, Inc.†(a)	2,411
275	Cache, Inc.†	2,568
897	California Pizza Kitchen, Inc.†	13,966
8,739	Capella Education Co.†	572,055
303	Carrols Restaurant Group, Inc.†	2,903
1,798	Carter’s, Inc.†	34,791
1,011	Casual Male Retail Group, Inc.†	5,237
232	Cato Corp. (The), Class A	3,633
460	CBRL Group, Inc.	14,899
410	CEC Entertainment, Inc.†	10,644
1,992	Champion Enterprises, Inc.†	18,765
780	Charlotte Russe Holding, Inc.†	12,597
170	Cherokee, Inc.	5,486
692	Childrens Place Retail Stores, Inc. (The)†	17,944
3,061	Chipotle Mexican Grill, Inc., Class B†	376,656
1,110	Christopher & Banks Corp.	12,710
390	Cinemark Holdings, Inc.	6,630
2,050	Citadel Broadcasting Corp.	4,223
425	Citi Trends, Inc.†	6,562
1,760	CKE Restaurants, Inc.	23,232
1,065	CKX, Inc.†	12,780
240	Coinstar, Inc.†	6,756
900	Collective Brands, Inc.†	15,651
100	Columbia Sportswear Co.(a)	4,409
20	Conn’s, Inc.†(a)	342
2,665	Corinthian Colleges, Inc.†	41,041
160	CPI Corp.	3,768
270	Crown Media Holdings, Inc., Class A†(a)	1,755
75	CSK Auto Corp.†	376
405	Cumulus Media, Inc., Class A†	3,256
400	Deckers Outdoor Corp.†(a)	62,024
2,880	Denny’s Corp.†	10,800
1,845	DeVry, Inc.	95,866
16,580	Dolan Media Co.†	483,639
475	Dover Downs Gaming & Entertainment, Inc.(a)	5,344
1,115	Dress Barn, Inc.†	13,949
560	Drew Industries, Inc.†	15,344
498	DSW, Inc., Class A†	9,342
972	Entravision Communications Corp., Class A†	7,611
70	Ethan Allen Interiors, Inc.(a)	1,995
200	FGX International Holdings, Ltd.†	2,370
1,965	Fleetwood Enterprises, Inc.†	11,751
1,343	Fossil, Inc.†	56,379
405	Gaiam, Inc., Class A†	12,020
80	Gander Mountain Co.†(a)	394
550	Gaylord Entertainment Co.†	22,258
7,053	Gemstar-TV Guide International, Inc.†	33,572
590	Genesco, Inc.†	22,302
370	G-III Apparel Group, Ltd.†	5,465
528	Global Sources, Ltd.†	14,900
22,475	GSI Commerce, Inc.†	438,262
11,010	Gymboree Corp.†	335,365
895	Harris Interactive, Inc.†	3,813
3,080	Hayes Lemmerz International, Inc.†	14,076
194	Heelys, Inc.†(a)	1,350
80	hhgregg, Inc.†	1,101
970	Hibbett Sports, Inc.†	19,381
270	Home Solutions of America, Inc.†(a)	270
680	HOT Topic, Inc.†	3,958
1,564	Iconix Brand Group, Inc.†	30,748
233	Ihop Corp.(a)	8,523
390	Interactive Data Corp.	12,874
1,230	INVESTools, Inc.†	21,820
475	iRobot Corp.†(a)	8,588
48	Isle of Capri Casinos, Inc.†	661
1,205	J. Crew Group, Inc.†(a)	58,093
1,060	Jack in the Box, Inc.†	27,316
768	Jackson Hewitt Tax Service, Inc.	24,384
70	Jo-Ann Stores, Inc.†	916
560	Jos. A. Bank Clothiers, Inc.†(a)	15,932
410	Knology, Inc.†(a)	5,240
1,990	Krispy Kreme Doughnuts, Inc.†(a)	6,288
258	K-Swiss, Inc., Class A	4,670
280	Lakes Entertainment, Inc.†	1,940
790	Lear Corp.†	21,851
25	Libbey, Inc.	396
982	Life Time Fitness, Inc.†(a)	48,786
See Notes to Financial Statements.

WILSHIRE VARIABLE INSURANCE TRUST SMALL CAP GROWTH FUND SCHEDULE OF INVESTMENTS - (Continued)	December 31, 2007

Shares		Value
Consumer Discretionary (continued)
65	Lifetime Brands, Inc.(a)	$844
95	Lincoln Educational Services Corp.†	1,398
150	Live Nation, Inc.†	2,178
2,790	LKQ Corp.†	58,646
493	Lodgenet Entertainment Corp.†	8,598
320	Lululemon Athletica, Inc.†(a)	15,158
425	Maidenform Brands, Inc.†	5,750
230	Marcus Corp.	3,553
50	Marine Products Corp.	350
815	Martha Stewart Living Omnimedia, Class A†(a)	7,555
1,115	Marvel Entertainment, Inc.†	29,782
970	Matthews International Corp., Class A	45,464
420	McCormick & Schmick’s Seafood Restaurants, Inc.†	5,011
1,668	Men’s Wearhouse, Inc. (The)	45,003
455	Midas, Inc.†	6,670
373	Monarch Casino & Resort, Inc.†	8,982
510	Monro Muffler, Inc.	9,940
18,875	Morgans Hotel Group Co.†	363,910
380	Morningstar, Inc.†	29,545
130	Morton’s Restaurant Group, Inc.†	1,213
625	MTR Gaming Group, Inc.†	4,244
17,831	National CineMedia, Inc.	449,520
355	Nautilus, Inc.(a)	1,722
1,445	NetFlix, Inc.†(a)	38,466
6,190	New Oriental Education & Technology Group ADR†	498,852
665	New York & Co., Inc.†	4,243
1,290	NexCen Brands, Inc.†	6,244
90	Nexstar Broadcasting Group, Inc., Class A†	823
360	Noble International, Ltd.	5,872
640	Orbitz Worldwide, Inc.†	5,440
510	Overstock.com, Inc.†	7,920
790	P.F. Chang’s China Bistro, Inc.†	18,044
1,755	Pacific Sunwear of California, Inc.†	24,763
410	Papa John’s International, Inc.†	9,307
419	Peet’s Coffee & Tea, Inc.†	12,180
215	PEP Boys-Manny Moe & Jack	2,468
655	PetMed Express, Inc.†	7,926
18,187	Pinnacle Entertainment, Inc.†	428,486
932	Polaris Industries, Inc.(a)	44,522
900	Premier Exhibitions, Inc.†	9,846
281	Pre-Paid Legal Services, Inc.†	15,553
6,416	Priceline.com, Inc.†(a)	736,942
1,175	Quiksilver, Inc.†	10,082
950	Raser Technologies, Inc.†	14,107
513	Red Robin Gourmet Burgers, Inc.†	16,411
843	Retail Ventures, Inc.†	4,291
170	Riviera Holdings Corp.†	5,236
1,342	Ruby Tuesday, Inc.	13,084
585	Ruth’s Chris Steak House, Inc.†(a)	5,230
2,880	Sally Beauty Holdings, Inc.†	26,064
184	Sauer-Danfoss, Inc.	4,609
950	Sealy Corp.(a)	10,630
1,439	Select Comfort Corp.†	10,087
75	Shoe Carnival, Inc.†	1,058
1,080	Shuffle Master, Inc.†(a)	12,949
455	Shutterfly, Inc.†	11,657
715	Sinclair Broadcast Group, Inc., Class A	5,870
630	Skechers U.S.A., Inc., Class A†	12,291
915	Smith & Wesson Holding Corp.†(a)	5,581
2,060	Sonic Corp.†	45,114
2,039	Sotheby’s	77,686
200	Source Interlink Cos., Inc.†	576
630	Spanish Broadcasting System, Inc., Class A†	1,166
990	Spartan Motors, Inc.(a)	7,564
500	Stamps.com, Inc.†	6,090
115	Stein Mart, Inc.	545
400	Steiner Leisure, Ltd.†	17,664
310	Steven Madden, Ltd.†	6,200
5,088	Strayer Education, Inc.	867,911
690	Sturm Ruger & Co., Inc.†	5,713
1,099	Sun-Times Media Group, Inc., Class A†	2,418
1,630	Syntax-Brillian Corp.†(a)	5,020
190	Systemax, Inc.(a)	3,861
2,555	Tempur-Pedic International, Inc.(a)	66,353
325	Tenneco, Inc.†	8,473
1,615	Texas Roadhouse, Inc., Class A†	17,862
530	Timberland Co., Class A†	9,582
2,997	Tivo, Inc.†(a)	24,995
460	Town Sports International Holdings, Inc.†	4,398
1,932	Triarc Cos., Inc., Class B	16,924
425	True Religion Apparel, Inc.†	9,074
939	Tupperware Brands Corp.	31,015
950	Tween Brands, Inc.†(a)	25,156
200	Ulta Salon Cosmetics & Fragrance, Inc.†	3,430
770	Under Armour, Inc., Class A†(a)	33,626
440	Universal Electronics, Inc.†	14,714
725	Universal Technical Institute, Inc.†	12,325
970	Vail Resorts, Inc.†	52,196
715	Valassis Communications, Inc.†	8,358
40	Value Line, Inc.	1,610
795	Valuevision Media, Inc., Class A†	5,001
2,050	Visteon Corp.†	8,999
450	Volcom, Inc.†	9,914
738	Warnaco Group, Inc. (The)†	25,682
1,940	Westwood One, Inc.	3,861
2,595	Wet Seal, Inc. (The), Class A†	6,046
900	Winnebago Industries(a)	18,918
1,250	WMS Industries, Inc.†	45,800
900	Wolverine World Wide, Inc.	22,068
695	World Wrestling Entertainment, Inc., Class A	10,258
See Notes to Financial Statements.

WILSHIRE VARIABLE INSURANCE TRUST SMALL CAP GROWTH FUND SCHEDULE OF INVESTMENTS - (Continued)	December 31, 2007

Shares		Value
Consumer Discretionary (continued)
530	Zumiez, Inc.†(a)	$12,911

		9,569,023

Consumer Staples — 0.9%
110	Alico, Inc.	4,015
2,940	Alliance One International, Inc.†	11,966
200	American Dairy, Inc.†(a)	2,590
1,644	American Oriental Bioengineering, Inc.†	18,215
40	Arden Group, Inc., Class A	6,188
240	Boston Beer Co., Inc., Class A†	9,036
30	Cal-Maine Foods, Inc.(a)	796
928	Central European Distribution Corp.†	53,898
470	Chattem, Inc.†	35,504
185	Coca Cola Bottling Co. Consolidated	10,893
2,485	Darling International, Inc.†	28,727
993	Flowers Foods, Inc.	23,246
247	Great Atlantic & Pacific Tea Co.†	7,738
530	Green Mountain Coffee Roasters, Inc.†(a)	21,571
330	Ingles Markets, Inc., Class A	8,379
225	Inter Parfums, Inc.	4,043
290	J&J Snack Foods Corp.	9,071
795	Jones Soda Co.†(a)	5,915
630	Lancaster Colony Corp.	25,011
265	Lance, Inc.	5,411
965	Longs Drug Stores Corp.	45,355
475	Mannatech, Inc.(a)	3,002
50	Maui Land & Pineapple Co., Inc.†	1,455
15	MGP Ingredients, Inc.	141
190	Nash Finch Co.	6,703
312	National Beverage Corp.	2,508
1,025	Nu Skin Enterprises, Inc., Class A	16,841
285	Pantry, Inc. (The)†	7,447
130	PriceSmart, Inc.	3,908
220	Ralcorp Holdings, Inc.†	13,374
303	Reddy Ice Holdings, Inc.(a)	7,669
320	Sanderson Farms, Inc.	10,810
1	Seaboard Corp.	1,470
235	Spartan Stores, Inc.	5,370
130	Synutra International, Inc.†(a)	3,926
10	Tiens Biotech Group USA, Inc.†	23
261	Tootsie Roll Industries, Inc.(a)	7,157
1,320	United Natural Foods, Inc.†	41,870
260	USANA Health Sciences, Inc.†(a)	9,641
603	Vector Group, Ltd.(a)	12,096
210	WD-40 Co.	7,974
55	Winn-Dixie Stores, Inc.†	928

		501,881

Energy — 7.2%
400	Alon USA Energy, Inc.	10,872
2,015	Alpha Natural Resources, Inc.†	65,447
280	APCO Argentina, Inc.(a)	7,706
200	Approach Resources, Inc.†	2,572
14,386	Arena Resources, Inc.†	600,040
410	Arlington Tankers, Ltd.	9,073
705	Atlas America, Inc.	41,722
10,655	ATP Oil & Gas Corp.†	538,504
845	Atwood Oceanics, Inc.†	84,703
565	Aventine Renewable Energy Holdings, Inc.†(a)	7,209
915	Basic Energy Services, Inc.†	20,084
490	Berry Petroleum Co., Class A	21,780
750	Bill Barret Corp.†(a)	31,403
485	Bois d’Arc Energy, Inc.†	9,627
1,590	BPZ Resources, Inc.†(a)	17,776
686	Cal Dive International, Inc.†	9,083
630	CARBO Ceramics, Inc.(a)	23,436
750	Carrizo Oil & Gas, Inc.†	41,062
300	Clean Energy Fuels Corp.†	4,542
1,315	Complete Production Services, Inc.†	23,631
1,010	Comstock Resources, Inc.†	34,340
570	Concho Resources, Inc.†	11,748
410	Contango Oil & Gas Co.†	20,865
1,138	Crosstex Energy, Inc.	42,379
500	CVR Energy, Inc.†	12,470
220	Dawson Geophysical Co.†	15,721
205	Delek US Holdings, Inc.	4,147
2,025	Delta Petroleum Corp.†(a)	38,171
650	Double Hull Tankers, Inc.(a)	7,956
16,585	Dresser-Rand Group, Inc.†	647,644
820	Dril-Quip, Inc.†	45,641
515	ENGlobal Corp.†(a)	5,850
905	Evergreen Energy, Inc.†(a)	2,018
1,090	FX Energy, Inc.†(a)	6,191
992	GeoGlobal Resources, Inc.†(a)	4,910
210	Geokinetics, Inc.†	4,085
355	GMX Resources, Inc.†(a)	11,459
240	Golar LNG, Ltd.	5,309
475	Goodrich Petroleum Corp.†	10,745
444	Grey Wolf, Inc.†	2,367
300	Gulf Island Fabrication, Inc.	9,513
605	Gulfport Energy Corp.†	11,047
2,560	Hercules Offshore, Inc.†	60,877
2,105	International Coal Group, Inc.†(a)	11,283
2,185	ION Geophysical Corp.†	34,479
500	Knightsbridge Tankers, Ltd.(a)	12,075
470	Lufkin Industries, Inc.	26,926
1,437	Mariner Energy, Inc.†	32,879
200	Markwest Hydrocarbon, Inc.	12,530
820	Matrix Service Co.†	17,892
435	McMoRan Exploration Co.†(a)	5,694
540	NATCO Group, Inc., Class A†	29,241
2,386	Newpark Resources, Inc.†	13,004
960	Nova Biosource Fuels, Inc.†(a)	2,784
130	OYO Geospace Corp.†	9,797
See Notes to Financial Statements.

WILSHIRE VARIABLE INSURANCE TRUST SMALL CAP GROWTH FUND SCHEDULE OF INVESTMENTS - (Continued)	December 31, 2007

Shares		Value
Energy (continued)
709	Pacific Ethanol, Inc.†(a)	$5,821
22,750	Parallel Petroleum Corp.†	401,083
2,740	Parker Drilling Co.†	20,687
530	Penn Virginia Corp.	23,124
2,695	Petrohawk Energy Corp.†	46,650
68	Petroleum Development Corp.†	4,021
1,275	Petroquest Energy, Inc.†	18,233
220	PHI, Inc.†	6,824
5,009	Rentech, Inc.†	9,066
140	Rex Energy Corp.†	1,670
840	Rosetta Resources, Inc.†	16,657
992	RPC, Inc.(a)	11,616
970	Ship Finance International, Ltd.(a)	26,879
855	Sulphco, Inc.†(a)	4,463
190	Superior Offshore International, Inc.†	954
353	Superior Well Services, Inc.†	7,491
14,205	T-3 Energy Services, Inc.†	667,777
1,030	TXCO Resources, Inc.†(a)	12,422
750	Uranium Resources, Inc.†	9,360
217	US BioEnergy Corp.†(a)	2,541
435	Venoco, Inc.†	8,670
885	VeraSun Energy Corp.†(a)	13,523
1,250	Verenium Corp.†(a)	6,238
1,700	Warren Resources, Inc.†	24,021
945	W-H Energy Services, Inc.†	53,118
900	Willbros Group, Inc.†(a)	34,461
670	World Fuel Services Corp.	19,450

		4,251,129

Financials — 5.7%
64	Abington Bancorp, Inc.	602
991	Acadia Realty Trust(a)	25,380
1,885	Advance America Cash Advance Centers, Inc.	19,152
550	Advanta Corp., Class B	4,438
1,535	Affiliated Managers Group, Inc.†(a)	180,301
510	Aldabra 2 Acquisition Corp.†	4,967
62	Alexander’s, Inc.†	21,902
462	Alexandria Real Estate Equities, Inc.	46,972
510	Alternative Asset Management Acquisition Corp.†	4,666
600	Amtrust Financial Services, Inc.	8,262
480	Associated Estates Realty Corp.	4,531
230	Asta Funding, Inc.(a)	6,081
300	Bank of the Ozarks, Inc.	7,860
100	Beneficial Mutual Bancorp, Inc.†	972
90	BlackRock Kelso Capital Corp.	1,375
41	Calamos Asset Management, Inc., Class A	1,221
65	Cascade Bancorp	905
870	Cash America International, Inc.	28,101
860	Centerline Holding Co.(a)	6,553
250	Chimera Investment Corp.	4,470
70	Citizens, Inc.†(a)	387
45	City Bank	1,009
60	Clayton Holdings, Inc.†	310
288	CoBiz Financial, Inc.	4,283
542	Cohen & Steers, Inc.(a)	16,244
376	CompuCredit Corp.†(a)	3,752
180	Consolidated-Tomoka Land Co.(a)	11,282
124	Corporate Office Properties Trust	3,906
1,250	Cousins Properties, Inc.(a)	27,625
157	Credit Acceptance Corp.†	3,245
155	Darwin Professional Underwriters, Inc.†	3,746
1,639	Digital Realty Trust, Inc.(a)	62,888
490	Dollar Financial Corp.†	15,038
450	DuPont Fabros Technology, Inc.(a)	8,820
599	EastGroup Properties, Inc.	25,068
18,401	eHealth, Inc.†	590,856
70	Encore Capital Group, Inc.†	678
220	Enstar Group, Ltd.†	26,932
225	Enterprise Financial Services Corp.(a)	5,357
260	Epoch Holding Corp.	3,900
627	Equity Lifestyle Properties, Inc.	28,635
20	Evercore Partners, Inc., Class A	431
1,131	EZCORP, Inc., Class A†	12,769
270	FBR Capital Markets Corp.†	2,587
10,838	FCStone Group, Inc.†	498,873
1,915	FelCor Lodging Trust, Inc.	29,855
70	First Busey Corp.(a)	1,390
805	First Cash Financial Services, Inc.†	11,817
40	First Financial Bankshares, Inc.(a)	1,506
850	First Industrial Realty Trust, Inc.(a)	29,410
206	First Mercury Financial Corp.†	5,026
260	First South Bancorp, Inc.(a)	5,769
75	Frontier Financial Corp.(a)	1,393
50	GAMCO Investors, Inc., Class A	3,460
530	Getty Realty Corp.	14,140
5,275	GFI Group, Inc.†	504,923
1,143	Glimcher Realty Trust(a)	16,333
590	Greenhill & Co., Inc.(a)	39,223
30	Greenlight Capital RE, Ltd., Class A†	624
480	Grubb & Ellis Co.	3,077
50	Harleysville National Corp.	728
700	Heckmann Corp.†	5,145
700	Hicks Acquisition Co., I Inc.†	6,433
1,240	Highwoods Properties, Inc.	36,431
70	Hilb, Rogal & Hobbs Co.	2,840
792	Home Properties, Inc.(a)	35,521
325	Inland Real Estate Corp.(a)	4,602
550	Interactive Brokers Group, Inc., Class A†	17,776
405	JER Investors Trust, Inc.(a)	4,362
50	KBW, Inc.†	1,280
140	K-Fed Bancorp	1,413
40	Kite Realty Group Trust	611
1,310	Knight Capital Group, Inc., Class A†	18,864
See Notes to Financial Statements.

WILSHIRE VARIABLE INSURANCE TRUST SMALL CAP GROWTH FUND SCHEDULE OF INVESTMENTS - (Continued)	December 31, 2007

Shares		Value
Financials (continued)
3,010	Ladenburg Thalmann Financial Services, Inc.†	$6,381
500	Maguire Properties, Inc.(a)	14,735
950	MarketAxess Holdings, Inc.†	12,188
786	Mid-America Apartment Communities, Inc.	33,602
783	National Financial Partners Corp.	35,713
50	National Health Investors, Inc.	1,395
40	National Interstate Corp.	1,324
2,440	Nationwide Health Properties, Inc.	76,543
40	Nelnet, Inc., Class A	508
1,665	NewAlliance Bancshares, Inc.	19,181
204	NewStar Financial, Inc.†	1,689
50	Northfield Bancorp, Inc.†	541
500	NRDC Acquisition Corp.†	4,585
2,065	Omega Healthcare Investors, Inc.	33,143
1,340	optionsXpress Holdings, Inc.	45,319
165	Oritani Financial Corp.†	2,030
447	PennantPark Investment Corp.	4,479
423	Penson Worldwide, Inc.†	6,070
262	Pinnacle Financial Partners, Inc.†	6,660
493	Portfolio Recovery Associates, Inc.(a)	19,557
230	Post Properties, Inc.	8,078
45	Preferred Bank	1,171
260	Primus Guaranty, Ltd.†(a)	1,823
365	PrivateBancorp, Inc.(a)	11,917
490	PS Business Parks, Inc.	25,750
50	Pzena Investment Management, Inc., Class A	570
190	QC Holdings, Inc.(a)	2,138
196	Quadra Realty Trust, Inc.	1,576
370	Ramco-Gershenson Properties Trust	7,907
330	Saul Centers, Inc.	17,632
230	Sierra Bancorp.(a)	5,725
870	Signature Bank†	29,362
31	Southside Bancshares, Inc.	629
466	Stifel Financial Corp.†(a)	24,498
257	Suffolk Bancorp(a)	7,892
490	Sun Communities, Inc.	10,324
545	Superior Bancorp†(a)	2,927
197	SVB Financial Group†	9,929
80	SWS Group, Inc.	1,014
970	Tanger Factory Outlet Centers, Inc.(a)	36,579
340	Tejon Ranch Co.†	13,889
85	Texas Capital Bancshares, Inc.†	1,551
730	Thomas Properties Group, Inc.	7,869
614	Tower Group, Inc.	20,508
890	TradeStation Group, Inc.†	12,647
600	Triplecrown Acquisition Corp.†	5,484
2,312	Trustco Bank Corp.(a)	22,935
360	U.S. Global Investors, Inc., Class A(a)	5,998
75	United Bankshares, Inc.	2,102
245	United Security Bancshares(a)	3,744
120	Universal Health Realty Income Trust	4,253
50	Validus Holdings, Ltd.†	1,299
453	Virginia Commerce Bancorp, Inc.†(a)	5,314
300	W.P. Stewart & Co., Ltd.(a)	1,533
2,164	Waddell & Reed Financial, Inc., Class A	78,099
1,390	Washington Real Estate Investment Trust	43,660
25	Wauwatosa Holdings, Inc.†(a)	320
248	Westamerica Bancorp.(a)	11,048
285	Western Alliance Bancorp†(a)	5,349
65	Wilshire Bancorp, Inc.	510
545	World Acceptance Corp.†	14,704

		3,337,184

Health Care — 19.4%
8,983	Abaxis, Inc.†	322,130
890	Abiomed, Inc.†	13,831
946	Acadia Pharmaceuticals, Inc.†(a)	10,472
499	Accuray, Inc.†	7,595
760	Acorda Therapeutics, Inc.†	16,690
1,096	Adams Respiratory Therapeutics, Inc.†	65,475
127	Affymax, Inc.†	2,840
2,109	Affymetrix, Inc.†(a)	48,802
325	Air Methods Corp.†	16,143
1,687	Akorn, Inc.†	12,383
295	Albany Molecular Research, Inc.†	4,242
9,377	Alexion Pharmaceuticals, Inc.†	703,556
620	Alexza Pharmaceuticals, Inc.†	5,016
1,825	Align Technology, Inc.†	30,441
3,094	Alkermes, Inc.†	48,235
460	Alliance Imaging, Inc.†	4,425
1,280	Allos Therapeutics, Inc.†	8,051
1,700	Allscripts Healthcare Solutions, Inc.†(a)	33,014
1,000	Alnylam Pharmaceuticals, Inc.†(a)	29,080
645	Altus Pharmaceuticals, Inc.†(a)	3,341
10,672	AMAG Pharmaceuticals, Inc.†	641,707
750	Amedisys, Inc.†	36,406
360	American Dental Partners, Inc.†	3,611
2,215	American Medical Systems Holdings, Inc.†(a)	32,029
130	Amicus Therapeutics, Inc.†(a)	1,398
1,070	AMN Healthcare Services, Inc.†	18,372
289	Angiodynamics, Inc.†	5,503
216	Animal Health International, Inc.†	2,657
549	Apria Healthcare Group, Inc.†	11,842
1,214	Ariad Pharmaceuticals, Inc.†	5,159
1,190	Arqule, Inc.†	6,902
1,445	Array Biopharma, Inc.†	12,167
845	Arthrocare Corp.†(a)	40,602
475	Aspect Medical Systems, Inc.†	6,650
530	Assisted Living Concepts, Inc., Class A†	3,975
150	Athenahealth, Inc.†	5,400
965	Auxilium Pharmaceuticals, Inc.†	28,940
See Notes to Financial Statements.

WILSHIRE VARIABLE INSURANCE TRUST SMALL CAP GROWTH FUND SCHEDULE OF INVESTMENTS - (Continued)	December 31, 2007

Shares		Value
Health Care (continued)
820	Beijing Med-Pharm Corp.†(a)	$9,004
300	Bentley Pharmaceuticals, Inc.†	4,527
150	Biodel, Inc.†	3,484
300	BioForm Medical, Inc.†	2,049
2,945	BioMarin Pharmaceuticals, Inc.†(a)	104,253
330	BioMimetic Therapeutics, Inc.†	5,732
1,190	Bionovo, Inc.†(a)	2,035
345	Bio-Reference Labs, Inc.†	11,275
110	Bradley Pharmaceuticals, Inc.†	2,167
2,000	Bruker BioSciences Corp.†	26,600
490	Cadence Pharmaceuticals, Inc.†	7,281
180	Capital Senior Living Corp.†	1,787
300	Caraco Pharmaceutical Laboratories, Ltd.†	5,145
2,245	Cell Genesys, Inc.†(a)	5,164
935	Centene Corp.†	25,656
1,700	Cepheid, Inc.†	44,795
690	Chemed Corp.	38,557
195	Computer Programs & Systems, Inc.	4,434
35,507	Conceptus, Inc.†	683,155
235	Corvel Corp.†	5,410
75	Cross Country Healthcare, Inc.†	1,068
750	CryoLife, Inc.†	5,962
1,705	Cubist Pharmaceuticals, Inc.†	34,970
415	Cutera, Inc.†	6,516
1,828	CV Therapeutics, Inc.†	16,543
675	Cyberonics, Inc.†(a)	8,883
12,320	Cynosure, Inc., Class A†	325,987
1,135	Cypress Bioscience, Inc.†	12,519
730	Cytokinetics, Inc.†	3,453
2,670	CytRx Corp.†(a)	7,583
2,565	Dendreon Corp.†(a)	15,954
585	Dionex Corp.†	48,473
2,600	Discovery Laboratories, Inc.†	5,590
2,130	Durect Corp.†	13,696
1,405	Eclipsys Corp.†	35,561
290	Emergency Medical Services Corp., Class A†(a)	8,491
202	Emeritus Corp.†	5,080
1,850	Encysive Pharmaceuticals, Inc.†(a)	1,572
100	Ensign Group, Inc. (The)	1,440
947	Enzo Biochem, Inc.†	12,065
1,160	Enzon Pharmaceuticals, Inc.†(a)	11,055
1,200	eResearch Technology, Inc.†	14,184
1,523	ev3, Inc.†	19,357
2,973	Exelixis, Inc.†	25,657
415	Genomic Health, Inc.†(a)	9,396
150	Genoptix, Inc.†(a)	4,605
260	Gentiva Health Services, Inc.†	4,950
2,040	GenVec, Inc.†	2,999
2,240	Geron Corp.†(a)	12,723
597	Greatbatch, Inc.†	11,934
513	GTx, Inc.†(a)	7,362
760	Haemonetics Corp.†	47,895
1,980	Halozyme Therapeutics, Inc.†	14,078
12,500	Hansen Medical, Inc.†(a)	374,250
955	HealthExtras, Inc.†	24,906
920	Healthspring, Inc.†	17,526
1,086	Healthways, Inc.†	63,466
650	HMS Holdings Corp.†	21,586
3,559	Hologic, Inc.†(a)	244,290
4,128	Human Genome Sciences, Inc.†	43,096
938	Hythiam, Inc.†(a)	2,748
270	ICU Medical, Inc.†(a)	9,723
760	Idenix Pharmaceuticals, Inc.†	2,052
625	I-Flow Corp.†	9,862
12,342	Illumina, Inc.†(a)	731,387
2,123	Immucor, Inc.†	72,161
1,530	Immunomedics, Inc.†	3,550
1,536	Incyte Corp.†	15,437
41,090	Indevus Pharmaceuticals, Inc.†	285,576
190	Insulet Corp.†	4,461
558	Integra LifeSciences Holdings Corp.†(a)	23,397
793	InterMune, Inc.†(a)	10,571
960	inVentiv Health, Inc.†	29,722
608	Inverness Medical Innovations, Inc.†	34,157
13,618	IRIS International, Inc.†	267,185
1,304	Isis Pharmaceuticals, Inc.†(a)	20,538
1,300	Javelin Pharmaceuticals, Inc.†(a)	4,862
160	Jazz Pharmaceuticals, Inc.†(a)	2,352
390	Kendle International, Inc.†	19,079
270	Kensey Nash Corp.†	8,078
32,443	Keryx Biopharmaceuticals, Inc.†(a)	272,521
1,300	Kosan Biosciences, Inc.†	4,680
1,088	KV Pharmaceutical Co., Class A†	31,052
150	Landauer, Inc.	7,777
615	LCA-Vision, Inc.	12,282
447	LHC Group, Inc.†	11,166
19,170	Lifecell Corp.†(a)	826,419
2,770	Ligand Pharmaceuticals, Inc., Class B	13,379
1,095	Luminex Corp.†	17,783
190	Magellan Health Services, Inc.†	8,860
150	MAP Pharmaceuticals, Inc.†	2,626
370	Masimo Corp.†	14,596
526	Matria Healthcare, Inc.†	12,503
3,875	Medarex, Inc.†	40,378
100	Medcath Corp.†	2,456
355	Medical Action Industries, Inc.†	7,402
1,595	Medicines Co. (The)†	30,560
1,725	Medicis Pharmaceutical Corp., Class A(a)	44,798
660	Medivation, Inc.†(a)	9,504
1,039	Mentor Corp.(a)	40,625
1,227	Meridian Bioscience, Inc.	36,908
110	Merit Medical Systems, Inc.†	1,529
440	Metabolix, Inc.†	10,472
2,455	MGI Pharma, Inc.†	99,501
See Notes to Financial Statements.

WILSHIRE VARIABLE INSURANCE TRUST SMALL CAP GROWTH FUND SCHEDULE OF INVESTMENTS - (Continued)	December 31, 2007

Shares		Value
Health Care (continued)
460	Micrus Endovascular Corp.†	$9,053
1,450	Minrad International, Inc.†	4,712
138	Molecular Insight Pharmaceuticals, Inc.†(a)	1,250
316	Momenta Pharmaceuticals, Inc.†(a)	2,256
260	MWI Veterinary Supply, Inc.†	10,400
1,333	Myriad Genetics, Inc.†	61,878
790	Nabi Biopharmaceuticals†(a)	2,852
200	Nanosphere, Inc.†	2,798
779	Nastech Pharmaceutical Co., Inc.†(a)	2,960
140	National Healthcare Corp.	7,238
665	Natus Medical, Inc.†	12,868
2,820	Nektar Therapeutics†	18,922
615	Neurocrine Biosciences, Inc.†	2,792
970	Neurogen Corp.†	3,346
650	Nighthawk Radiology Holdings, Inc.†	13,682
600	Northstar Neuroscience, Inc.†	5,580
200	Novacea, Inc.†	596
764	Noven Pharmaceuticals, Inc.†	10,604
1,065	NuVasive, Inc.†	42,089
615	NxStage Medical, Inc.†(a)	9,330
24,285	Obagi Medical Products, Inc.†	444,173
65	Odyssey HealthCare, Inc.†	719
1,033	Omnicell, Inc.†	27,819
420	Omrix Biopharmaceuticals, Inc.†	14,591
1,682	Onyx Pharmaceuticals, Inc.†	93,553
1,420	OraSure Technologies, Inc.†	12,624
190	Orexigen Therapeutics, Inc.†(a)	2,708
300	Orthofix International NV†	17,391
1,780	OSI Pharmaceuticals, Inc.†(a)	86,348
416	Osiris Therapeutics, Inc.†(a)	5,000
220	Owens & Minor, Inc.	9,335
1,100	Pain Therapeutics, Inc.†(a)	11,660
560	Palomar Medical Technologies, Inc.†	8,579
990	Par Pharmaceutical Cos., Inc.†	23,760
860	Parexel International Corp.†	41,538
715	Penwest Pharmaceuticals Co.†	4,183
1,245	Perrigo Co.	43,587
280	PharmaNet Development Group, Inc.†	10,979
225	PharMerica Corp.†	3,123
805	Pharmion Corp.†(a)	50,602
1,265	Phase Forward, Inc.†	27,514
710	Poniard Pharmaceuticals, Inc.†	3,131
775	Pozen, Inc.†(a)	9,300
785	Progenics Pharmaceuticals, Inc.†	14,185
65	Protalix BioTherapeutics, Inc.†	221
270	Providence Service Corp.†	7,598
2,065	PSS World Medical, Inc.†	40,412
28,346	Psychiatric Solutions, Inc.†	921,245
880	Quidel Corp.†	17,134
400	Radiation Therapy Services, Inc.†	12,364
910	Regeneration Technologies, Inc.†	7,899
1,955	Regeneron Pharmaceuticals, Inc.†	47,213
800	Rigel Pharmaceuticals, Inc.†	20,312
1,285	Salix Pharmaceuticals, Ltd.†(a)	10,126
1,555	Santarus, Inc.†	4,276
1,630	Savient Pharmaceuticals, Inc.†	37,441
915	Sciele Pharma, Inc.†	18,712
1,495	Seattle Genetics, Inc.†	17,043
925	Senomyx, Inc.†	6,928
519	Sirona Dental Systems, Inc.†(a)	17,376
170	Sirtris Pharmaceuticals, Inc.†(a)	2,327
370	Skilled Healthcare Group, Inc., Class A†	5,413
305	Somaxon Pharmaceuticals, Inc.†	1,589
810	Sonic Innovations, Inc.†	6,253
516	SonoSite, Inc.†(a)	17,374
950	Spectranetics Corp.†	14,563
800	Stereotaxis, Inc.†(a)	9,776
920	STERIS Corp.	26,533
110	Sucampo Pharmaceuticals, Inc., Class A†	2,017
1,322	Sun Healthcare Group, Inc.†	22,699
1,170	Sunrise Senior Living, Inc.†(a)	35,896
1,640	SuperGen, Inc.†	5,986
470	SurModics, Inc.†	25,507
95	Symmetry Medical, Inc.†	1,656
151	Synta Pharmaceuticals Corp.†(a)	1,012
1,500	Telik, Inc.†(a)	5,205
1,010	Tercica, Inc.†	6,848
17,990	Theravance, Inc.†	350,805
1,635	Thoratec Corp.†	29,741
315	TomoTherapy, Inc.†	6,161
7,760	Trans1, Inc.†(a)	127,807
1,386	Trizetto Group, Inc.†	24,075
260	Trubion Pharmaceuticals, Inc.†(a)	2,600
644	United Therapeutics Corp.†(a)	62,887
280	Universal American Corp.†	7,165
2,918	Valeant Pharmaceuticals International†	34,928
810	Vanda Pharmaceuticals, Inc.†	5,573
555	Varian, Inc.†	36,241
831	Ventana Medical Systems, Inc.†	72,488
1,895	Viropharma, Inc.†	15,046
100	Virtual Radiologic Corp.†	2,028
470	Visicu, Inc.†	5,579
495	Vital Images, Inc.†	8,945
305	Vital Signs, Inc.	15,592
1,790	Vivus, Inc.†	9,272
730	Volcano Corp.†	9,132
1,015	West Pharmaceutical Services, Inc.	41,199
1,035	Wright Medical Group, Inc.†	30,191
670	XenoPort, Inc.†	37,440
3,480	XOMA, Ltd.†(a)	11,797
470	Zoll Medical Corp.†	12,558
1,195	Zymogenetics, Inc.†	13,946

		11,446,746

See Notes to Financial Statements.

WILSHIRE VARIABLE INSURANCE TRUST SMALL CAP GROWTH FUND SCHEDULE OF INVESTMENTS - (Continued)	December 31, 2007

Shares		Value
Industrials — 16.8%
540	3D Systems Corp.†	$8,338
365	A.S.V., Inc.†	5,055
427	AAON, Inc.	8,463
12,097	AAR Corp.†	460,049
100	ABM Industries, Inc.	2,039
435	ACCO Brands Corp.†	6,977
1,478	Actuant Corp., Class A	50,267
957	Acuity Brands, Inc.	43,065
726	Administaff, Inc.	20,531
10,985	Advisory Board Co. (The)†	705,127
1,020	Aecom Technology Corp.†	29,141
9,840	Aegean Marine Petroleum Network, Inc.	377,758
210	Aerovironment, Inc.†	5,082
2,815	Airtran Holdings, Inc.†	20,155
160	Allegiant Travel Co.†	5,142
352	Altra Holdings, Inc.†	5,854
1,677	American Commercial Lines, Inc.†(a)	27,234
465	American Ecology Corp.	10,918
300	American Railcar Industries, Inc.	5,775
910	American Reprographics Co.†	14,997
290	American Science & Engineering, Inc.(a)	16,458
1,250	American Superconductor Corp.†(a)	34,175
30	Ameron International Corp.	2,765
20	Ampco-Pittsburgh Corp.	763
20	Amrep Corp.(a)	611
885	Apogee Enterprises, Inc.	15,142
225	Applied Industrial Technologies, Inc.	6,530
155	Argon ST, Inc.†	2,877
1,040	Arrowhead Research Corp.†(a)	3,931
580	Astec Industries, Inc.†	21,570
360	AZZ, Inc.	10,206
373	Badger Meter, Inc.	16,766
220	Baker (Michael) Corp.†	9,042
1,415	Baldor Electric Co.	47,629
1,295	Barnes Group, Inc.	43,240
155	Barrett Business Services, Inc.	2,792
9,275	BE Aerospace, Inc.†(a)	490,648
1,235	Beacon Roofing Supply, Inc.†(a)	10,399
1,390	Belden, Inc.	61,855
1,157	Bucyrus International, Inc., Class A	114,994
30	Builders FirstSource, Inc.†(a)	217
70	Cascade Corp.	3,252
402	CBIZ, Inc.†	3,944
80	CDI Corp.	1,941
715	Celadon Group, Inc.†	6,549
1,655	Cenveo, Inc.†	28,913
596	Ceradyne, Inc.†	27,970
270	Chart Industries, Inc.†	8,343
50	China Architectural Engineering, Inc.†	433
790	Clarcor, Inc.	29,996
510	Clean Harbors, Inc.†	26,367
255	Coleman Cable, Inc.†	2,410
325	Columbus McKinnon Corp.†	10,602
135	Comfort Systems USA, Inc.	1,725
535	COMSYS IT Partners, Inc.†	8,442
280	Consolidated Graphics, Inc.†	13,390
595	CoStar Group, Inc.†	28,114
230	Courier Corp.	7,592
324	CRA International, Inc.†	15,426
310	Cubic Corp.	12,152
650	Curtiss-Wright Corp.	32,630
865	Diamond Management & Technology Consultants, Inc.	6,289
150	Duff & Phelps Corp., Class A†	2,952
325	Dynamex, Inc.†	8,795
370	Dynamic Materials Corp.	21,793
100	DynCorp International, Inc., Class A†	2,688
390	Eagle Bulk Shipping, Inc.	10,354
1,221	Energy Conversion Devices, Inc.†(a)	41,087
500	EnergySolutions, Inc.†	13,495
795	ESCO Technologies, Inc.†	31,752
160	Esterline Technologies Corp.†	8,280
2,625	Evergreen Solar, Inc.†(a)	45,334
335	Exponent, Inc.†	9,058
130	ExpressJet Holdings, Inc.†	322
145	First Advantage Corp., Class A†	2,388
1,140	Flow International Corp.†	10,625
2,090	Force Protection, Inc.†(a)	9,781
726	Forward Air Corp.	22,629
295	Foster (L.B.) Co., Class A†	15,260
595	Franklin Electric Co., Inc.	22,771
25	FreightCar America, Inc.	875
25,750	FTI Consulting, Inc.†	1,587,230
530	Fuel Tech, Inc.†(a)	12,004
2,040	FuelCell Energy, Inc.†	20,237
40	Genco Shipping & Trading, Ltd.	2,190
1,725	GenCorp., Inc.†	20,114
618	Genesee & Wyoming, Inc., Class A†	14,937
877	Genlyte Group, Inc.†	83,490
1,550	Geo Group, Inc. (The)†	43,400
380	GeoEye, Inc.†	12,787
945	Goodman Global, Inc.†	23,190
437	Gorman-Rupp Co. (The)	13,634
639	Granite Construction, Inc.	23,119
310	Great Lakes Dredge & Dock Corp.	2,703
550	H&E Equipment Services, Inc.†	10,384
1,275	Healthcare Services Group	27,005
585	Heartland Express, Inc.(a)	8,295
790	Heico Corp.(a)	43,039
520	Heidrick & Struggles International, Inc.	19,297
1,952	Herman Miller, Inc.	63,225
2,904	Hexcel Corp.†	70,509
1,040	Horizon Lines, Inc., Class A(a)	19,386
515	Houston Wire & Cable Co.	7,282
1,191	HUB Group, Inc., Class A†	31,657
775	Hudson Highland Group, Inc.†	6,518
See Notes to Financial Statements.

WILSHIRE VARIABLE INSURANCE TRUST SMALL CAP GROWTH FUND SCHEDULE OF INVESTMENTS - (Continued)	December 31, 2007

Shares		Value
Industrials (continued)
170	Hurco Cos., Inc.†	$7,420
9,775	Huron Consulting Group, Inc.†	788,158
140	ICT Group, Inc.†	1,673
970	IHS, Inc., Class A†(a)	58,743
729	II-VI, Inc.†	22,271
39,330	Innerworkings, Inc.†(a)	678,836
385	Innovative Solutions & Support, Inc.†(a)	3,731
255	Insteel Industries, Inc.	2,991
200	Integrated Electrical Services, Inc.†	3,758
1,683	Interface, Inc., Class A	27,467
338	Interline Brands, Inc.†	7,406
982	Ionatron, Inc.†(a)	2,809
752	JetBlue Airways Corp.†(a)	4,437
20	Kadant, Inc.†	593
250	Kaman Corp.	9,203
719	Kaydon Corp.(a)	39,214
154	Kelly Services, Inc., Class A	2,874
779	Kenexa Corp.†	15,128
785	Kforce, Inc.†	7,654
415	Kimball International, Inc., Class B	5,686
1,755	Knight Transportation, Inc.(a)	25,992
1,525	Knoll, Inc.	25,056
1,200	Korn/Ferry International†	22,584
13,129	Ladish Co., Inc.†	567,042
427	Layne Christensen Co.†	21,013
345	LECG Corp.†	5,196
140	Lindsay Corp.(a)	9,897
380	M&F Worldwide Corp.†	20,463
780	McGrath Rentcorp.	20,085
705	Medis Technologies, Ltd.†(a)	10,878
420	Middleby Corp.†	32,180
750	Midwest Air Group, Inc.†	11,100
80	Miller Industries, Inc.†	1,095
330	Mine Safety Appliances Co.	17,117
880	Mobile Mini, Inc.†	16,315
290	Moog, Inc., Class A†	13,285
75	MTC Technologies, Inc.†	1,762
225	Multi-Color Corp.	6,181
1,010	Navigant Consulting, Inc.†	13,807
93	NCI Building Systems, Inc.†	2,677
794	Nordson Corp.	46,020
365	Nuco2, Inc.†	9,089
1,260	Odyssey Marine Exploration, Inc.†(a)	7,799
850	Old Dominion Freight Line, Inc.†	19,644
223	On Assignment, Inc.†	1,563
1,545	Orbital Sciences Corp.†	37,883
6,200	Orion Energy Systems, Inc.†	115,692
335	Pacer International, Inc.	4,891
365	PeopleSupport, Inc.†	4,993
630	Perini Corp.†	26,095
90	PGT, Inc.†	428
415	Pike Electric Corp.†	6,955
560	Pinnacle Airlines Corp.†(a)	8,540
170	Polypore International, Inc.†	2,975
170	Powell Industries, Inc.†	7,492
160	Protection One, Inc.†(a)	1,902
490	Raven Industries, Inc.	18,811
653	RBC Bearings, Inc.†	28,379
1,505	Resources Connection, Inc.	27,331
1,305	Rollins, Inc.	25,056
350	RSC Holdings, Inc.†(a)	4,392
50	Saia, Inc.†	665
45	Schawk, Inc.	698
130	School Specialty, Inc.†	4,492
540	Simpson Manufacturing Co., Inc.(a)	14,359
861	Spherion Corp.†	6,268
90	Standard Parking Corp.†	4,364
120	Standard Register Co. (The)	1,399
250	Stanley, Inc.†	8,005
345	Sun Hydraulics, Corp.	8,704
55	TAL International Group, Inc.	1,252
27,390	Taser International, Inc.†(a)	394,142
485	Team, Inc.†	17,741
916	Teledyne Technologies, Inc.†	48,850
1,287	TeleTech Holdings, Inc.†	27,374
274	Tennant Co.	12,135
1,065	Tetra Tech, Inc.†	22,898
150	Textainer Group Holdings, Ltd.	2,180
740	Titan International, Inc.	23,132
292	TransDigm Group, Inc.†	13,190
40	Trex Co., Inc.†(a)	340
5,245	Triumph Group, Inc.	431,926
1,427	Trueblue, Inc.†	20,663
605	TurboChef Technologies, Inc.†(a)	9,982
140	Twin Disc, Inc.	9,908
912	UAP Holding Corp.	35,203
160	Ultrapetrol Bahamas, Ltd.†	2,722
550	United Stationers, Inc.†	25,416
83	Universal Truckload Services, Inc.†	1,590
580	Valmont Industries, Inc.	51,690
595	Vicor Corp.	9,276
1,503	Wabtec Corp.	51,763
1,600	Walter Industries, Inc.	57,488
1,510	Waste Connections, Inc.†	46,659
160	Waste Industries USA, Inc.	5,808
660	Watsco, Inc.	24,262
320	Watson Wyatt Worldwide, Inc., Class A	14,851
930	Woodward Governor Co.	63,194
280	Xerium Technologies, Inc.	1,456

		9,862,680

Information Technology — 26.7%
150	3PAR, Inc.†	1,920
875	Acacia Research-Acacia Technologies†	7,858
1,142	ACI Worldwide, Inc.†(a)	21,744
See Notes to Financial Statements.

WILSHIRE VARIABLE INSURANCE TRUST SMALL CAP GROWTH FUND SCHEDULE OF INVESTMENTS - (Continued)	December 31, 2007

Shares		Value
Information Technology (continued)
675	Acme Packet, Inc.†	$8,498
1,860	Actuate Corp.†	14,452
932	Adtran, Inc.	19,926
1,170	Advanced Analogic Technologies, Inc.†	13,198
1,095	Advanced Energy Industries, Inc.†	14,323
535	Advent Software, Inc.†	28,944
140	Airvana, Inc.†	760
2,050	AMIS Holdings, Inc.†	20,541
3,218	Amkor Technology, Inc.†(a)	27,450
21,830	ANADIGICS, Inc.†	252,573
25	Anaren, Inc.†	412
790	Anixter International, Inc.†	49,193
520	Ansoft Corp.†	13,442
2,388	Ansys, Inc.†	99,006
831	Applied Micro Circuits Corp.†	7,263
3,825	Arris Group, Inc.†(a)	38,173
3,932	Art Technology Group, Inc.†	16,986
26,869	Aruba Networks, Inc.†	400,617
2,710	Aspen Technology, Inc.†	43,956
1,360	Asyst Technologies, Inc.†	4,434
8,103	Atheros Communications, Inc.†	247,466
916	ATMI, Inc.†	29,541
150	AuthenTec, Inc.†	2,180
5,984	Avanex Corp.†	5,984
350	Bankrate, Inc.†(a)	16,832
430	Benchmark Electronics, Inc.†	7,624
370	BigBand Networks, Inc.†	1,902
1,142	Blackbaud, Inc.	32,022
880	Blackboard, Inc.†	35,420
120	BladeLogic, Inc.†	3,548
854	Blue Coat Systems, Inc.†	28,071
1,400	Brightpoint, Inc.†	21,504
205	Brooks Automation, Inc.†	2,708
594	Cabot Microelectronics Corp.†	21,331
80	CACI International, Inc., Class A†	3,582
215	Cass Information Systems, Inc.	7,183
9,131	Cavium Networks, Inc.†	210,196
1,004	Chordiant Software, Inc.†	8,584
1,517	Cirrus Logic, Inc.†	8,010
4,652	CNET Networks, Inc.†	42,519
1,340	Cogent, Inc.†(a)	14,941
1,075	Cognex Corp.	21,661
320	Coherent, Inc.†	8,022
320	Cohu, Inc.	4,896
15,816	Commvault Systems, Inc.†	334,983
150	Compellent Technologies, Inc.†	1,804
130	comScore, Inc.†	4,242
31,865	Comtech Group, Inc.†	513,345
713	Comtech Telecommunications Corp.†	38,509
6,780	Comverge, Inc.†	213,502
1,165	Concur Technologies, Inc.†	42,185
3,996	Conexant Systems, Inc.†	3,317
11,209	Constant Contact, Inc.†(a)	240,994
215	CPI International, Inc.†	3,676
520	Cray, Inc.†	3,115
560	CSG Systems International, Inc.†	8,243
38,193	Cybersource Corp.†	678,690
756	Cymer, Inc.†	29,431
974	Daktronics, Inc.(a)	21,983
110	Data Domain, Inc.†(a)	2,897
23,860	DealerTrack Holdings, Inc.†	798,594
200	Deltek, Inc.†	3,046
330	Dice Holdings, Inc.†	2,637
105	Digi International, Inc.†	1,490
1,272	Digital River, Inc.†	42,065
915	Diodes, Inc.†	27,514
380	Ditech Networks, Inc.†	1,319
710	DivX, Inc.†	9,940
25,162	Double-Take Software, Inc.†	546,519
45	DSP Group, Inc.†	549
14,251	DTS, Inc.†	364,398
600	Dycom Industries, Inc.†	15,990
350	Eagle Test Systems, Inc.†	4,473
920	Echelon Corp.†	18,989
235	EMS Technologies, Inc.†	7,106
1,555	Emulex Corp.†	25,378
4,270	EnerNOC, Inc.†(a)	209,657
495	Entegris, Inc.†	4,272
1,785	Epicor Software Corp.†	21,027
800	EPIQ Systems, Inc.†	13,928
3,963	Equinix, Inc.†(a)	400,540
1,413	Euronet Worldwide, Inc.†(a)	42,390
665	Exar Corp.†	5,300
70	Excel Technology, Inc.†	1,897
21,226	ExlService Holdings, Inc.†	489,896
200	Extreme Networks†	708
980	FalconStor Software, Inc.†	11,035
510	FARO Technologies, Inc.†	13,862
1,204	FEI Co.†	29,895
8,245	Finisar Corp.†(a)	11,955
4,090	Flir Systems, Inc.†	128,017
1,473	Formfactor, Inc.†	48,756
440	Forrester Research, Inc.†	12,329
3,900	Foundry Networks, Inc.†	68,328
2,128	Gartner, Inc.†	37,368
265	Genesis Microchip, Inc.†	2,271
290	Gevity HR, Inc.	2,230
1,285	Global Cash Access Holdings, Inc.†	7,787
14,600	Globecomm Systems, Inc.†	170,820
220	Glu Mobile, Inc.†	1,148
660	Greenfield Online, Inc.†	9,643
99	Guidance Software, Inc.†	1,380
2,440	Harmonic, Inc.†	25,571
777	Harris Stratex Networks, Inc., Class A†	12,976
505	Heartland Payment Systems, Inc.	13,534
508	Hittite Microwave Corp.†	24,262
See Notes to Financial Statements.

WILSHIRE VARIABLE INSURANCE TRUST SMALL CAP GROWTH FUND SCHEDULE OF INVESTMENTS - (Continued)	December 31, 2007

Shares		Value
Information Technology (continued)
200	HSW International, Inc.†(a)	$1,246
200	Hughes Communications, Inc.†	10,922
940	Hypercom Corp.†	4,681
1,020	Ibasis, Inc.	5,233
17,515	ICx Technologies, Inc.†	168,494
670	iGate Corp.†	5,675
380	Imergent, Inc.(a)	4,024
300	Infinera Corp.†	4,452
2,695	Informatica Corp.†	48,564
397	Information Services Group, Inc.†	2,719
515	Infospace, Inc.	9,682
330	infoUSA, Inc.	2,947
244	Integral Systems, Inc.	5,675
400	Interactive Intelligence, Inc.†	10,540
1,439	InterDigital, Inc.†(a)	33,572
1,866	Intermec, Inc.†(a)	37,898
1,502	Internap Network Services Corp.†	12,512
150	Internet Brands, Inc., Class A†	1,054
1,193	InterVoice, Inc.†	9,532
1,085	Interwoven, Inc.†	15,429
650	Intevac, Inc.†	9,451
813	Ipass, Inc.†	3,301
310	IPG Photonics Corp.†	6,197
262	Isilon Systems, Inc.†(a)	1,331
12,159	Itron, Inc.†(a)	1,166,899
940	Ixia.†	8,911
460	IXYS Corp.†	3,689
1,520	j2 Global Communications, Inc.†	32,178
2,420	Jack Henry & Associates, Inc.(a)	58,903
240	JDA Software Group, Inc.†	4,910
845	Knot, Inc. (The)†	13,469
1,510	Kulicke & Soffa Industries, Inc.†	10,359
976	L-1 Identity Solutions, Inc.†(a)	17,519
390	Limelight Networks, Inc.†	2,687
1,583	Lionbridge Technologies, Inc.†	5,620
325	Liquidity Services, Inc.†	4,192
210	Littelfuse, Inc.†	6,922
1,130	LivePerson, Inc.†	6,034
575	LoJack Corp.†	9,666
835	LoopNet, Inc.†(a)	11,732
1,910	LTX Corp.†	6,074
1,630	Macrovision Corp.†	29,878
30,185	Magma Design Automation, Inc.†	368,559
679	Manhattan Associates, Inc.†	17,898
103	Mantech International Corp., Class A†	4,513
665	Marchex, Inc., Class B(a)	7,222
1,090	MasTec, Inc.†	11,085
1,384	Mattson Technology, Inc.†	11,847
60	MAXIMUS, Inc.	2,317
175	Measurement Specialties, Inc.†	3,867
1,680	Mentor Graphics Corp.†	18,110
350	Mercadolibre, Inc.†	25,858
1,710	Micrel, Inc.	14,450
1,247	Micros Systems, Inc.†	87,490
2,347	Microsemi Corp.†	51,963
254	MicroStrategy, Inc., Class A†	24,155
1,650	Microtune, Inc.†	10,774
710	Midway Games, Inc.†(a)	1,960
1,327	MIPS Technologies, Inc.†	6,582
85	MKS Instruments, Inc.†	1,627
13,695	Monolithic Power Systems, Inc.†	294,032
230	Monotype Imaging Holdings, Inc.†	3,489
3,205	Move, Inc.†	7,852
305	MPS Group, Inc.†	3,337
340	MTS Systems Corp.	14,508
115	Multi-Fineline Electronix, Inc.†	1,994
375	Ness Technologies, Inc.†	3,461
1,286	Net 1 UEPS Technologies, Inc.†	37,757
210	Netezza Corp.†	2,898
1,067	Netgear, Inc.†	38,060
504	Netlogic Microsystems, Inc.†	16,229
810	Network Equipment Technologies, Inc.†	6,820
100	Neutral Tandem, Inc.†	1,902
1,202	NIC, Inc.	10,145
995	Novatel Wireless, Inc.†	16,119
4,060	Nuance Communications, Inc.†(a)	75,841
10,075	Omniture, Inc.†	335,397
450	Omnivision Technologies, Inc.†	7,042
7,472	ON Semiconductor Corp.†(a)	66,351
3,475	On2 Technologies, Inc.†(a)	3,544
800	Online Resources Corp.†	9,536
1,800	OpenTV Corp., Class A†	2,376
290	Oplink Communications, Inc.†	4,451
573	OpNext, Inc.†	5,071
120	Optium Corp.†	946
26,697	Orbcomm, Inc.†(a)	167,924
215	OSI Systems, Inc.†	5,691
925	Packeteer, Inc.†	5,698
1,615	Parametric Technology Corp.†	28,828
60	PC Connection, Inc.†	681
355	PDF Solutions, Inc.†	3,199
40	Pegasystems, Inc.	477
30,340	Perficient, Inc.†	477,552
235	Pericom Semiconductor Corp.†	4,394
865	Plexus Corp.†	22,715
880	PLX Technology, Inc.†	8,184
6,105	PMC - Sierra, Inc.†	39,927
2,822	Polycom, Inc.†	78,395
1,260	Progress Software Corp.†	42,437
160	PROS Holdings, Inc.†	3,139
300	QAD, Inc.	2,802
530	Quality Systems, Inc.(a)	16,160
1,845	Quest Software, Inc.†	34,022
80	Rackable Systems, Inc.†	800
805	Radiant Systems, Inc.†	13,870
125	Radisys Corp.†	1,675
See Notes to Financial Statements.

WILSHIRE VARIABLE INSURANCE TRUST SMALL CAP GROWTH FUND SCHEDULE OF INVESTMENTS - (Continued)	December 31, 2007

Shares		Value
Information Technology (continued)
260	Renaissance Learning, Inc.(a)	$3,640
4,964	RF Micro Devices, Inc.†(a)	28,344
555	RightNow Technologies, Inc.†	8,797
255	Rimage Corp.†	6,617
15,361	Riverbed Technology, Inc.†	410,753
870	Rofin-Sinar Technologies, Inc.†	41,856
150	Rubicon Technology, Inc.†	3,562
455	Rudolph Technologies, Inc.†	5,151
2,506	Sapient Corp.†	22,078
591	SAVVIS, Inc.†(a)	16,495
710	Scansource, Inc.†	22,968
370	Seachange International, Inc.†	2,675
100	Secure Computing Corp.†(a)	960
120	Semitool, Inc.†	1,042
1,565	Semtech Corp.†	24,289
160	ShoreTel, Inc.†	2,235
754	Sigma Designs, Inc.†(a)	41,621
10	Silicon Graphics, Inc.†	183
2,450	Silicon Image, Inc.†	11,074
1,625	SiRF Technology Holdings, Inc.†(a)	40,836
660	Skyworks Solutions, Inc.†	5,610
1,540	Smart Modular Technologies WWH, Inc.†	15,677
904	Smith Micro Software, Inc.†(a)	7,657
847	Sohu.com, Inc.†	46,178
560	Solera Holdings, Inc.†	13,877
175	Sonic Solutions, Inc.†	1,818
510	SonicWALL, Inc.†	5,467
7,777	Sonus Networks, Inc.†	45,340
200	Sourcefire, Inc.†(a)	1,668
2,080	SourceForge, Inc.†	5,096
564	SPSS, Inc.†	20,253
730	SRA International, Inc., Class A†	21,498
240	Standard Microsystems Corp.†	9,377
220	Starent Networks Corp.†	4,015
320	STEC, Inc.†	2,797
635	Stratasys, Inc.†	16,408
250	SuccessFactors, Inc.†	2,955
280	Super Micro Computer, Inc.†	2,148
350	Supertex, Inc.†	10,952
16,776	Switch & Data Facilities Co., Inc.†	268,752
290	Sybase, Inc.†	7,566
2,160	Sycamore Networks, Inc.†	8,294
1,005	SYKES Enterprises, Inc.†	18,090
710	Symmetricom, Inc.†	3,344
795	Synaptics, Inc.†	32,722
570	Synchronoss Technologies, Inc.†(a)	20,201
8,506	Syntel, Inc.	327,651
1,980	Take-Two Interactive Software, Inc.†(a)	36,531
510	Taleo Corp., Class A†	15,188
470	Technitrol, Inc.	13,433
160	TechTarget, Inc.†	2,365
460	Techwell, Inc.†	5,065
1,556	Terremark Worldwide, Inc.†(a)	10,114
7,496	Tessera Technologies, Inc.†	311,834
630	TheStreet.Com, Inc.	10,030
2,060	THQ, Inc.†	58,071
230	Travelzoo, Inc.†	3,146
1,759	Trident Microsystems, Inc.†	11,539
152	TTM Technologies, Inc.†	1,772
1,195	Tyler Technologies, Inc.†	15,404
12,990	Ultimate Software Group, Inc.†	408,795
60	Ultra Clean Holdings†	732
375	Ultratech, Inc.†	4,252
300	Unica Corp.†	2,775
570	United Online, Inc.	6,737
525	Universal Display Corp.†(a)	10,852
1,500	Utstarcom, Inc.†(a)	4,125
3,069	Valueclick, Inc.†	67,211
805	Vasco Data Security International, Inc.†	22,476
125	Veeco Instruments, Inc.†(a)	2,088
270	Veraz Networks, Inc.†	1,301
745	Viasat, Inc.†	25,650
475	Vignette Corp.†	6,940
90	Virtusa Corp.†	1,560
12,970	VistaPrint, Ltd.†(a)	555,764
625	Visual Sciences, Inc.†	11,550
6,057	Vocus, Inc.†	209,148
655	Volterra Semiconductor Corp.†(a)	7,225
1,385	Websense, Inc.†	23,517
2,293	Wind River Systems, Inc.†	20,476
1,134	Wright Express Corp.†	40,246
230	X-Rite, Inc.†	2,673
495	Zoran Corp.†	11,142

		15,700,193

Materials — 1.5%
172	AEP Industries, Inc.†	5,506
240	AMCOL International Corp.	8,647
555	American Vanguard Corp.	9,629
1,800	Apex Silver Mines, Ltd.†(a)	27,432
170	Aptargroup, Inc.	6,955
552	Balchem Corp.	12,354
630	Brush Engineered Materials, Inc.†	23,323
155	Castle (A.M.) & Co.	4,214
490	Century Aluminum Co.†	26,431
170	CF Industries Holdings, Inc.	18,710
7,439	Coeur d’Alene Mines Corp.†(a)	36,749
325	Deltic Timber Corp.	16,734
50	Esmark, Inc.†	706
560	Flotek Industries, Inc.†	20,182
1,490	General Moly, Inc.†(a)	17,388
270	GenTek, Inc.†(a)	7,903
2,113	Graphic Packaging Corp.†	7,797
1,030	Greif, Inc., Class A	67,331
360	Haynes International, Inc.†	25,020
See Notes to Financial Statements.

WILSHIRE VARIABLE INSURANCE TRUST SMALL CAP GROWTH FUND SCHEDULE OF INVESTMENTS - (Continued)	December 31, 2007

Shares		Value
Materials (continued)
3,704	Hecla Mining Co.†	$34,632
1,695	Hercules, Inc.	32,798
90	Horsehead Holding Corp.†	1,527
310	Innophos Holdings, Inc.	4,613
470	Kaiser Aluminum Corp.	37,356
300	Koppers Holdings, Inc.	12,972
70	Kronos Worldwide, Inc.	1,222
670	Landec Corp.†	8,978
475	LSB Industries, Inc.†	13,405
60	Metal Management, Inc.	2,732
865	Myers Industries, Inc.	12,517
310	Neenah Paper, Inc.	9,036
105	NewMarket Corp.	5,847
270	Royal Gold, Inc.(a)	8,240
711	RTI International Metals, Inc.†	49,009
880	Shengda Tech, Inc.†(a)	12,716
410	Silgan Holdings, Inc.	21,295
75	Stillwater Mining Co.†	724
555	Symyx Technologies, Inc.†	4,262
2,860	Terra Industries, Inc.†(a)	136,594
350	Texas Industries, Inc.	24,535
390	U.S. Concrete, Inc.†	1,299
110	Universal Stainless & Alloy Products, Inc.†	3,913
1,585	US Gold Corp.†	4,692
210	Valhi, Inc.	3,347
825	W.R. Grace & Co.†	21,599
478	Zep, Inc.†	6,630
773	Zoltek Cos., Inc.†	33,139

		852,640

Telecommunication Services — 1.9%
7,951	Cbeyond, Inc.†	310,009
730	Centennial Communications Corp.†	6,782
1,540	Cogent Communications Group, Inc.†(a)	36,513
340	Consolidated Communications Holdings, Inc.	6,766
125	Fairpoint Communications, Inc.(a)	1,628
215	General Communication, Inc., Class A†	1,881
310	Global Crossing, Ltd.†	6,835
590	Globalstar, Inc.†(a)	4,720
210	Golden Telecom, Inc.†	21,200
40	Hungarian Telephone & Cable Corp.†	708
1,340	ICO Global Communications Holdings, Ltd.†(a)	4,261
136	InPhonic, Inc.†(a)	2
390	iPCS, Inc.	14,036
405	North Pittsburgh Systems, Inc.	9,189
855	NTELOS Holdings Corp.	25,385
970	PAETEC Holding Corp.†	9,457
215	Premiere Global Services, Inc.†	3,193
160	Rural Cellular Corp., Class A†	7,054
6,670	SBA Communications Corp., Class A†	225,713
60	Shenandoah Telecom Co.	1,439
20,747	Time Warner Telecom, Inc., Class A†	420,957
350	Virgin Mobile USA, Inc., Class A†	3,112
934	Vonage Holdings Corp.†(a)	2,148

		1,122,988

Utilities — 0.2%
360	Cadiz, Inc.†(a)	7,560
440	Consolidated Water Co., Inc.	11,084
60	EnergySouth, Inc.	3,480
1,313	ITC Holdings Corp.	74,080
422	Ormat Technologies, Inc.	23,214
30	SJW Corp.(a)	1,040

		120,458

Total Common Stock (Cost $51,277,330)		56,764,922

EXCHANGE TRADED FUNDS — 1.8%
12,845	iShares Russell 2000 Growth Index Fund (Cost $1,066,726)	1,072,301

RIGHTS — 0.0%
70	Total Medis Technologies, Ltd., Expires 1/7/08 (Cost $ — )	0

WARRANTS — 0.0%
125	Pegasus Wireless Corp., expires 12/18/08 (Cost $0)	13

MONEY MARKET FUND — 18.7%
10,987,765	PNC Institutional Money Market Trust 4.92% (Cost $10,987,765)(b)(c)	10,987,765

Total Investments — 117.1% (Cost $63,331,821)		68,825,001
Other Assets & Liabilities, Net — (17.1)%		(10,066,596)

NET ASSETS — 100.0%		$58,758,405

ADR - American Depository Receipt.

†	Non-income producing security.

(a)	All or a portion of this security is on loan.

(b)	Represents seven day annualized yield.

(c)	Investment purchased with proceeds from collateral received from securities on loan.
See Notes to Financial Statements.

WILSHIRE VARIABLE INSURANCE TRUST INTERNATIONAL EQUITY FUND SCHEDULE OF INVESTMENTS	December 31, 2007

Shares		Value(a)
COMMON STOCK — 94.8%
Australia — 3.8%
840	AGL Energy, Ltd.	$9,808
3,580	Alumina, Ltd.	19,833
3,220	AMP, Ltd.	28,020
1,749	Aristocrat Leisure, Ltd.	17,205
2,280	Asciano Group	13,956
4,176	Australia & New Zealand Banking Group, Ltd.	100,136
6,301	BHP Billiton, Ltd.	220,964
2,640	BlueScope Steel, Ltd.	22,234
2,590	Brambles, Ltd.	26,102
2,663	Commonwealth Bank of Australia	137,548
1,000	CSL, Ltd.	31,781
3,120	Fortescue Metals Group Ltd.†	20,546
4,120	Foster’s Group, Ltd.	23,644
2,970	Goodman Group	12,781
5,000	GPT Group	17,652
6,870	Insurance Australia Group, Ltd.	24,749
308	Leighton Holdings, Ltd.	16,420
528	Macquarie Group, Ltd.	34,996
5,570	Macquarie Infrastructure Group	14,759
3,409	National Australia Bank, Ltd.	112,462
586	Newcrest Mining, Ltd.	16,889
1,080	Orica, Ltd.	29,991
2,260	Origin Energy, Ltd.	17,510
9,210	QBE Insurance Group, Ltd.	268,370
620	Rio Tinto, Ltd.	72,385
3,490	Stockland	25,689
1,600	Suncorp-Metway, Ltd.	23,687
2,150	TABCORP Holdings, Ltd.	27,834
8,000	Telstra Corp., Ltd.	32,830
1,550	Toll Holdings, Ltd.	15,524
2,602	Transurban Group	15,570
1,984	Wesfarmers, Ltd.	70,298
754	Wesfarmers, Ltd. PPS†	26,945
3,555	Westfield Group	65,138
17,120	Westpac Banking Corp.	417,158
970	Woodside Petroleum, Ltd.	42,661
2,227	Woolworths, Ltd.	66,103
383	WorleyParsons, Ltd.	17,382

		2,157,560

Austria — 0.8%
570	Erste Bank der Oesterreichischen Sparkassen AG	40,513
800	Meinl European Land, Ltd.†	11,052
4,360	OMV AG	350,830
790	Telekom Austria AG	21,893

		424,288

Belgium — 0.9%
280	Belgacom SA	13,735
100	Cofinimmo	18,777
197	Delhaize Group	17,226
1,390	Dexia SA	34,935
3,677	Fortis	95,555
341	Groupe Bruxelles Lambert SA	43,551
390	InBev NV	32,174
400	KBC Groep NV	55,866
100	Solvay SA	13,926
3,800	UCB SA	171,383

		497,128

Brazil — 2.4%
11,800	Banco do Brasil SA	198,925
13,800	Cia Vale do Rio Doce, Preference Shares	386,830
28,000	Investimentos Itau SA, Preference Shares	182,742
3,500	Metalurgica Gerdau SA, Preference Shares	138,289
9,800	Petroleo Brasileiro SA, Preference Shares	473,513

		1,380,299

Canada — 4.2%
3,600	Canadian Pacific Railway, Ltd.	234,249
2,800	Canadian Tire Corp., Ltd., Class A	210,507
11,600	CGI Group, Inc., Class A†	136,222
6,000	CI Financial Income Fund	170,647
4,000	EnCana Corp.	273,570
9,300	Nexen, Inc.	302,477
5,300	Petro-Canada	285,957
2,600	Potash Corp. of Saskatchewan	378,007
4,000	Rogers Communications, Inc., Class B	182,340
3,600	Shoppers Drug Mart Corp.	194,271

		2,368,247

China — 0.4%
7,327	Foxconn International Holdings, Ltd.†	16,349
142,000	PICC Property & Casualty Co., Ltd. Class H	200,751
2,328	Tencent Holdings, Ltd.	17,339

		234,439

Denmark — 0.6%
3	A P Moller - Maersk A/S, Class B	31,793
1,069	Danske Bank A/S	41,441
700	DSV A/S	15,215
5,800	H Lundbeck A/S	155,760
250	Jyske Bank A/S†	19,556
800	Novo-Nordisk A/S, Class B	52,222
125	Novozymes A/S, Class B	14,108
350	Vestas Wind Systems A/S†	37,416

		367,511

Finland — 1.3%
1,070	Fortum Oyj	47,899
15,415	Nokia OYJ	593,547
1,060	Sampo Oyj, Class A	27,723
1,450	Stora Enso Oyj, Class R	21,519
See Notes to Financial Statements.

WILSHIRE VARIABLE INSURANCE TRUST INTERNATIONAL EQUITY FUND SCHEDULE OF INVESTMENTS - (Continued)	December 31, 2007

Shares		Value(a)
Finland (continued)
1,310	UPM-Kymmene Oyj	$26,246

		716,934

France — 9.8%
370	Accor SA	29,347
470	Air Liquide	69,639
4,580	Alcatel-Lucent	33,297
220	Alstom	46,751
2,840	AXA SA	113,079
4,541	BNP Paribas	488,135
4,550	Bouygues	377,252
290	Cap Gemini SA	18,021
1,070	Carrefour SA	82,955
5,150	Christian Dior SA	673,600
560	Cie de Saint-Gobain	53,076
440	Cie Generale d’Optique Essilor International SA	28,002
180	CNP Assurances	23,339
59	Compagnie Generale de Geophysique SA†	16,594
300	Compagnie Generale des Etablissements Michelin, Class B	34,393
1,610	Credit Agricole SA	54,009
142	Electricite de France	16,828
13,070	France Telecom SA	469,042
590	Gaz de France SA	34,356
950	Groupe Danone	84,875
5,000	JC Decaux SA	195,908
350	Lafarge SA	63,356
330	Lagardere SCA	24,606
490	L’Oreal SA	69,948
509	LVMH Moet Hennessy Louis Vuitton SA	61,177
40	Neopost SA	4,107
140	Pernod-Ricard SA	32,244
270	Peugeot SA	20,299
200	PPR	31,976
520	Publicis Groupe	20,222
380	Renault SA	53,319
1,739	Sanofi-Aventis	158,946
2,280	Schneider Electric SA	304,864
656	Societe Generale	93,752
230	Sodexho Alliance SA	14,100
7,801	Suez SA	528,793
310	Technip SA	24,518
3,991	Total SA	331,212
133	Unibail-Rodamco^	28,951
104	Unibail-Rodamco^	22,562
62	Vallourec	16,691
3,462	Veolia Environnement	314,415
770	Vinci SA	56,562
7,931	Vivendi	361,395

		5,580,513

Germany — 8.5%
3,150	Adidas AG	234,539
797	Allianz SE	170,471
6,930	Altana AG	167,569
978	BASF AG	144,538
1,314	Bayer AG	119,803
1,250	Commerzbank AG	47,313
430	Continental AG	55,762
1,677	Daimler AG	162,438
1,037	Deutsche Bank AG	134,137
1,750	Deutsche Boerse AG	345,417
1,941	Deutsche Post AG	66,340
5,210	Deutsche Telekom AG	113,950
1,146	E.ON AG	243,326
200	Fresenius Medical Care AG & Co. KGaA	10,698
6,000	Hannover Rueckversicherung AG	275,333
550	Henkel KGaA	30,830
454	Hypo Real Estate Holding AG	23,619
1,890	Infineon Technologies AG†	22,099
260	Linde AG	34,244
1,650	MAN AG	271,505
106	Merck KGaA	13,617
310	Metro AG	25,873
1,831	Muenchener Rueckversicherungs AG	353,953
120	Q-Cells AG†	16,836
3,740	RWE AG	524,084
1,580	SAP AG	81,634
3,600	SGL Carbon AG†	193,554
3,660	Siemens AG	574,582
280	Solarworld AG	16,806
720	ThyssenKrupp AG	40,185
310	Volkswagen AG	70,524
2,800	Wincor Nixdorf AG	263,868

		4,849,447

Greece — 0.3%
1,070	Alpha Bank AE	39,066
810	EFG Eurobank Ergasias SA	28,595
680	Hellenic Telecommunications Organization SA	24,991
842	National Bank of Greece SA	58,003
500	OPAP SA	19,963
445	Piraeus Bank SA	17,334

		187,952

Hong Kong — 2.3%
4,400	Bank of East Asia, Ltd.	29,818
11,600	BOC Hong Kong Holdings, Ltd.	32,058
3,200	Cheung Kong Holdings, Ltd.	58,308
44,800	Cheung Kong Infrastructure Holdings, Ltd.	166,759
13,000	China Mobile, Ltd.	225,282
48,200	China Resources Power Holdings Co.	163,639
2,600	CLP Holdings, Ltd.	17,678
79,800	CNOOC, Ltd.	133,954
See Notes to Financial Statements.

WILSHIRE VARIABLE INSURANCE TRUST INTERNATIONAL EQUITY FUND SCHEDULE OF INVESTMENTS - (Continued)	December 31, 2007

Shares		Value(a)
Hong Kong (continued)
2,000	Esprit Holdings, Ltd.	$29,394
3,801	Hang Lung Properties, Ltd.	16,996
2,100	Hang Seng Bank, Ltd.	42,939
10,300	Hong Kong & China Gas Co.	31,397
2,100	Hong Kong Exchanges & Clearing, Ltd.	59,060
3,100	HongKong Electric Holdings	17,767
5,100	Hutchison Whampoa, Ltd.	57,359
21,800	Kingboard Chemical Holdings, Ltd.	129,069
4,129	Li & Fung, Ltd.	16,500
4,775	New World Development, Ltd.	16,760
2,900	Sun Hung Kai Properties, Ltd.	61,008
2,400	Swire Pacific, Ltd., Class A	32,860

		1,338,605

Indonesia — 0.3%
55,600	PT Astra International TBK PT	160,064

Ireland — 0.2%
1,500	Allied Irish Banks PLC	34,469
2,140	Bank of Ireland	31,726
1,036	CRH PLC	35,970
770	Elan Corp. PLC†	16,645
2,400	Experian Group, Ltd.	19,074

		137,884

Israel — 0.0%
275	Bank Hapoalim BM	1,369

Italy — 2.7%
1,810	Assicurazioni Generali SpA	81,140
690	Atlantia SpA	26,093
2,330	Banca Monte dei Paschi di Siena SpA	12,314
1,530	Banco Popolare Scarl†	33,631
8,800	Enel SpA	103,867
4,906	ENI SpA	178,758
1,510	Fiat SpA	38,810
1,090	Finmeccanica SpA	34,549
13,484	Intesa Sanpaulo SpA	105,755
2,180	Intesa Sanpaulo SpA, RNC	15,710
2,310	Mediaset SpA	23,226
1,310	Mediobanca SpA	26,879
2,740	Snam Rete Gas SpA	17,399
133,010	Telecom Italia SpA	411,837
13,120	Telecom Italia SpA, RNC	30,841
55,100	Terna Rete Elettrica Nazionale SpA	221,020
16,161	UniCredito Italiano SpA	134,499
1,132	Unione Di Banche Italiane Scpa	31,160

		1,527,488

Japan — 14.6%
150	Acom Co., Ltd.	3,048
300	Advantest Corp.	8,451
1,600	Aeon Co., Ltd.	23,355
150	Aiful Corp.	2,640
8,600	Aisin Seiki Co., Ltd.	357,573
1,800	Ajinomoto Co., Inc.	20,375
1,100	Amada Co., Ltd.	9,694
20,900	Asahi Breweries, Ltd.	354,153
2,200	Asahi Glass Co., Ltd.	29,174
3,600	Asahi Kasei Corp.	23,997
900	Astellas Pharma, Inc.	39,264
2,100	Bank of Yokohama, Ltd. (The)	14,850
1,400	Bridgestone Corp.	24,657
19,200	Brother Industries, Ltd.	248,880
1,800	Canon, Inc.	82,243
19	Central Japan Railway Co.	161,627
1,400	Chiba Bank, Ltd. (The)	11,343
1,200	Chubu Electric Power Co, Inc.	31,333
500	Chugai Pharmaceutical Co., Ltd.	7,143
1,900	Chuo Mitsui Trust Holdings, Inc.	14,726
300	Credit Saison Co., Ltd.	8,186
2,100	Dai Nippon Printing Co., Ltd.	30,591
1,400	Daiichi Sankyo Co., Ltd.	43,013
600	Daikin Industries, Ltd.	33,498
200	Daito Trust Construction Co., Ltd.	11,097
1,900	Daiwa House Industry Co., Ltd.	24,442
2,900	Daiwa Securities Group, Inc.	26,720
1,200	Denso Corp.	48,770
5	Dentsu, Inc.	13,130
6	East Japan Railway Co.	49,270
8,650	Eisai Co., Ltd.	341,078
200	Electric Power Development Co., Ltd.	7,421
400	Fanuc, Ltd.	39,023
1,000	FUJIFILM Holdings Corp.	42,388
1,000	Fujikura, Ltd.	5,099
4,600	Fujitsu, Ltd.	30,783
1,900	Fukuoka Financial Group, Inc.	11,332
3,802	Hankyu Hanshin Holdings, Inc.	16,403
100	Hirose Electric Co., Ltd.	11,586
8,000	Hitachi, Ltd.	58,612
300	Hokkaido Electric Power Co., Inc.	6,503
1,600	Hokuhoku Financial Group, Inc.	4,595
2,900	Honda Motor Co., Ltd.	95,878
900	HOYA Corp.	28,724
200	Ibiden Co., Ltd.	13,814
5	Inpex Holdings, Inc.	53,784
29,700	ITOCHU Corp.	288,596
1,164	Japan Steel Works, Ltd. (The)	17,050
8	Japan Tobacco, Inc.	47,435
1,200	JFE Holdings, Inc.	60,469
2,000	Joyo Bank, Ltd. (The)	11,151
700	JS Group Corp.	11,210
1,200	JTEKT Corp.	21,502
4,300	Kajima Corp.	14,081
28,200	Kaneka Corp.	234,073
1,700	Kansai Electric Power Co, Inc. (The)	39,664
1,000	Kao Corp.	30,090
16,000	Kawasaki Kisen Kaisha, Ltd.	156,444
4	KDDI Corp.	29,701
3,900	Keio Corp.	23,696
See Notes to Financial Statements.

WILSHIRE VARIABLE INSURANCE TRUST INTERNATIONAL EQUITY FUND SCHEDULE OF INVESTMENTS - (Continued)	December 31, 2007

Shares		Value(a)
Japan (continued)
100	Keyence Corp.	$24,498
5,300	Kintetsu Corp.	16,440
1,900	Kirin Holdings Co., Ltd.	27,845
6,100	Kobe Steel, Ltd.	19,771
1,800	Komatsu, Ltd.	48,668
15,100	Konica Minolta Holdings, Inc.	265,774
3,300	Kubota Corp.	22,590
1,000	Kuraray Co., Ltd.	12,072
300	Kyocera Corp.	26,249
700	Kyushu Electric Power Co, Inc.	17,250
4,200	Marubeni Corp.	29,500
900	Marui Group Co., Ltd.	8,899
17,000	Matsushita Electric Industrial Co., Ltd.	347,792
1,500	Millea Holdings, Inc.	50,698
1,300	Mitsubishi Chemical Holdings Corp.	9,964
2,600	Mitsubishi Corp.	70,822
29,200	Mitsubishi Electric Corp.	301,573
2,200	Mitsubishi Estate Co., Ltd.	52,736
1,400	Mitsubishi Gas Chemical Co., Inc.	13,640
6,000	Mitsubishi Heavy Industries, Ltd.	25,677
4,600	Mitsubishi Materials Corp.	19,564
15,300	Mitsubishi UFJ Financial Group, Inc.	142,410
3,400	Mitsui & Co., Ltd.	72,135
1,600	Mitsui Fudosan Co., Ltd.	34,579
2,700	Mitsui OSK Lines, Ltd.	34,298
2,500	Mitsui Sumitomo Insurance Co., Ltd.	24,401
17	Mizuho Financial Group, Inc.	80,649
500	Murata Manufacturing Co., Ltd.	29,079
5,700	NEC Corp.	26,332
300	Nidec Corp.	22,271
1,150	Nikko Cordial Corp.	17,244
800	Nikon Corp.	27,290
200	Nintendo Co., Ltd.	121,430
1,056	Nippon Electric Glass Co., Ltd.	17,151
2,100	Nippon Express Co., Ltd.	10,738
2,400	Nippon Mining Holdings, Inc.	15,418
2,300	Nippon Oil Corp.	18,737
10,400	Nippon Steel Corp.	64,046
9	Nippon Telegraph & Telephone Corp.	44,541
2,800	Nippon Yusen KK	22,294
5,200	Nissan Motor Co., Ltd.	56,302
400	Nitto Denko Corp.	21,119
3,500	Nomura Holdings, Inc.	58,508
2,100	NSK, Ltd.	21,797
3	NTT Data Corp.	13,367
27	NTT DoCoMo, Inc.	44,736
3,100	Obayashi Corp.	15,620
400	Olympus Corp.	16,389
500	Omron Corp.	11,835
200	Oriental Land Co., Ltd.	12,072
180	ORIX Corp.	30,101
4,800	Osaka Gas Co., Ltd.	18,918
200	Promise Co., Ltd.	4,925
11	Resona Holdings, Inc.	20,124
14,700	Ricoh Co., Ltd.	270,362
200	Rohm Co., Ltd.	17,408
500	Secom Co., Ltd.	27,373
400	Sega Sammy Holdings, Inc.	4,994
300	Seiko Epson Corp.	6,522
2,000	Sekisui Chemical Co., Ltd.	13,498
1,700	Sekisui House, Ltd.	18,414
1,500	Seven & I Holdings Co., Ltd.	43,621
1,900	Sharp Corp.	34,039
700	Shin-Etsu Chemical Co., Ltd.	43,766
4,300	Shinsei Bank, Ltd.	15,809
700	Shiseido Co., Ltd.	16,584
1,100	Shizuoka Bank, Ltd. (The)	12,102
2,800	Showa Denko KK	10,042
200	SMC Corp.	23,803
1,300	Softbank Corp.	26,758
4,544	Sojitz Corp.	16,367
1,900	Sompo Japan Insurance, Inc.	17,116
1,800	Sony Corp.	97,683
3,200	Sumitomo Chemical Co., Ltd.	28,459
2,500	Sumitomo Corp.	35,598
1,900	Sumitomo Electric Industries, Ltd.	30,265
1,800	Sumitomo Heavy Industries, Ltd.	16,538
7,600	Sumitomo Metal Industries, Ltd.	35,095
1,300	Sumitomo Metal Mining Co., Ltd.	22,262
12	Sumitomo Mitsui Financial Group, Inc.	89,293
900	Sumitomo Realty & Development Co., Ltd.	22,137
2,600	Sumitomo Trust & Banking Co., Ltd. (The)	17,311
300	T&D Holdings, Inc.	15,528
1,300	Takashimaya Co., Ltd.	15,665
1,400	Takeda Pharmaceutical Co., Ltd.	81,840
250	Takefuji Corp.	6,002
200	TDK Corp.	14,833
3,100	Teijin, Ltd.	13,251
400	Terumo Corp.	21,073
2,500	Tobu Railway Co., Ltd.	11,694
900	Tohoku Electric Power Co, Inc.	20,283
2,200	Tokyo Electric Power Co, Inc. (The)	56,988
300	Tokyo Electron, Ltd.	18,325
3,500	Tokyo Gas Co., Ltd.	16,341
3,000	Tokyu Corp.	19,773
2,100	Toppan Printing Co., Ltd.	20,686
2,700	Toray Industries, Inc.	20,977
6,000	Toshiba Corp.	44,742
8,900	Toyo Suisan Kaisha, Ltd.	161,771
500	Toyota Industries Corp.	20,390
4,700	Toyota Motor Corp.	252,978
500	Toyota Tsusho Corp.	13,510
4	West Japan Railway Co.	19,721
34	Yahoo! Japan Corp.	15,173
190	Yamada Denki Co., Ltd.	21,626
13,600	Yamaha Motor Co., Ltd.	329,923
See Notes to Financial Statements.

WILSHIRE VARIABLE INSURANCE TRUST INTERNATIONAL EQUITY FUND SCHEDULE OF INVESTMENTS - (Continued)	December 31, 2007

Shares		Value(a)
Japan (continued)
1,200	Yamato Holdings Co., Ltd.	$17,322

		8,355,940

Luxembourg — 0.6%
1,645	Arcelor	126,486
3,000	ArcelorMittal	229,909

		356,395

Malaysia — 1.5%
106,000	Hong Leong Bank BHD	202,825
52,500	Petronas Dagangan BHD	137,027
43,300	Telekom Malaysia BHD	145,905
446,680	YTL Power International BHD	363,637

		849,394

Mexico — 1.1%
165,000	America Movil Sab de CV, Series L	506,446
5,500	Industrias Penoles Sab de CV	115,847

		622,293

Netherlands — 4.9%
2,710	Aegon NV	47,545
550	Akzo Nobel NV	43,799
953	ASML Holding NV†	29,948
690	European Aeronautic Defence and Space Co. NV	21,905
3,000	Fugro NV, CVA	229,954
600	Heineken NV	38,643
21	ING Groep NV, CVA^	820
3,400	ING Groep NV, CVA^	132,059
1,780	Koninklijke Ahold NV†	24,716
430	Koninklijke DSM NV	20,104
10,040	Koninklijke Philips Electronics NV	435,113
1,390	Reed Elsevier NV	27,575
6,200	Royal Dutch Shell PLC, Class A	261,193
16,998	Royal Dutch Shell PLC, Class B	710,917
3,640	Royal KPN NV	65,831
900	TNT NV	37,451
17,790	Unilever NV	651,340
660	Wolters Kluwer NV	21,563

		2,800,476

New Zealand — 0.5%
27,300	Fletcher Building, Ltd.	243,650
7,042	Telecom Corp. of New Zealand, Ltd.	23,501

		267,151

Norway — 1.0%
23,000	DnB NOR ASA	348,818
2,200	Norsk Hydro ASA	31,103
2,150	Orkla ASA	41,418
593	Petroleum Geo-Services ASA†	17,052
736	Seadrill, Ltd.†	17,721
2,845	StatoilHydro ASA	87,965
1,700	Telenor ASA†	40,186

		584,263

Philippines — 0.2%
3,200	Globe Telecom, Inc.	121,578

Portugal — 0.2%
3,730	Banco Comercial Portugues SA	15,837
1,620	BRISA	23,710
4,750	Energias de Portugal SA	30,878
1,970	Portugal Telecom SGPS SA	25,584
446	PT Multimedia Servicos de Telecomunicacoes e Multimedia SGPS SA	6,208

		102,217

Russia — 0.6%
2,700	Tatneft GDR	326,700

Singapore — 1.5%
3,000	DBS Group Holdings, Ltd.	42,515
9,800	Jardine Cycle & Carriage, Ltd.	146,234
1,908	Keppel Corp. Ltd.	17,080
6,000	Oversea-Chinese Banking Corp.	34,623
2,500	Singapore Airlines, Ltd.	29,924
17,200	Singapore Telecommunications, Ltd.	47,200
39,200	United Overseas Bank, Ltd.	542,588

		860,164

South Africa — 2.4%
19,500	ABSA Group, Ltd.	316,151
6,000	African Rainbow Minerals, Ltd.	133,284
950	Anglo Platinum, Ltd.	140,105
6,000	ArcelorMittal South Africa, Ltd., Series L	119,761
6,700	MTN Group, Ltd.	125,487
18,000	Remgro. Ltd.	522,797

		1,357,585

South Korea — 1.1%
9,000	Korea Electric Power Corp. ADR†	187,650
5,900	KT Corp. ADR†	152,220
1,000	POSCO ADR	150,410
5,250	SK Telecom Co., Ltd. ADR	156,660

		646,940

Spain — 3.5%
580	Abertis Infraestructuras SA	18,581
51	Acciona SA	16,030
490	ACS Actividades Construccion y Servicios SA	28,865
420	Altadis SA	30,520
6,776	Banco Bilbao Vizcaya Argentaria SA	166,427
1,820	Banco Popular Espanol SA	30,710
26,627	Banco Santander SA	575,256
880	Cintra Concesiones de Infraestructuras de Transporte SA	13,201
210	Fomento de Construcciones y Contratas SA	15,651
See Notes to Financial Statements.

WILSHIRE VARIABLE INSURANCE TRUST INTERNATIONAL EQUITY FUND SCHEDULE OF INVESTMENTS - (Continued)	December 31, 2007

Shares		Value(a)
Spain (continued)
371	Gamesa Corp. Tecnologica SA	$17,165
170	Grupo Ferrovial SA	11,870
1,708	Iberdrola SA^†	35,291
6,436	Iberdrola SA^	97,429
380	Inditex SA	23,105
18,740	Repsol YPF SA	668,223
7,683	Telefonica SA	248,293

		1,996,617

Sweden — 2.6%
800	Assa Abloy AB, Class B	15,916
14,400	Atlas Copco AB, Class A	212,593
1,400	Atlas Copco AB, Class B	18,898
4,100	Autoliv, Inc. SDR	220,436
600	Electrolux AB, Class B	9,998
1,000	Hennes & Mauritz AB, Class B	60,439
24,100	Nordea Bank AB	399,791
12,800	Sandvik AB	217,562
1,000	Scania AB, Class B	23,638
1,100	Securitas AB, Class B	15,206
2,400	Securitas Direct AB, Class B†	9,590
1,800	Securitas Systems AB, Class B	6,350
1,200	Skandinaviska Enskilda Banken AB, Class A	30,348
1,200	SKF AB, Class B	20,103
1,500	Svenska Cellulosa AB, Class B	26,379
1,100	Svenska Handelsbanken, Class A	34,891
27,946	Telefonaktiebolaget LM Ericsson, Class B	65,336
4,100	TeliaSonera AB	38,131
1,200	Volvo AB, Class A	19,758
2,400	Volvo AB, Class B	39,775

		1,485,138

Switzerland — 4.1%
3,841	ABB, Ltd.	110,743
371	Actelion, Ltd.†	16,906
340	Adecco SA	18,232
1,100	Compagnie Financiere Richemont AG, Class A	75,047
1,990	Credit Suisse Group	119,654
90	Geberit AG	12,270
450	Holcim, Ltd.	47,814
3,000	Julius Baer Holding AG	243,851
688	Nestle SA	315,251
65	Nobel Biocare Holding AG	17,195
13,047	Novartis AG	710,778
1,191	Roche Holding AG	205,151
1,470	STMicroelectronics NV	20,927
79	Swatch Group AG	23,685
66	Swiss Life Holding†	16,339
764	Swiss Reinsurance	53,593
104	Swisscom AG	40,403
170	Syngenta AG	43,133
149	Synthes, Inc.	18,417
3,867	UBS AG	179,581
260	Zurich Financial Services AG	76,514

		2,365,484

Taiwan — 0.2%
5,500	AU Optronics Corp. ADR	105,600

Thailand — 0.6%
36,000	Electricity Generating PCL	119,716
33,000	PTT Chemical PCL	120,166
46,900	Thai Oil PCL	119,188

		359,070

United Kingdom — 15.1%
1,005	3I Group PLC	19,973
7,507	Anglo American PLC	454,954
13,323	AstraZeneca PLC	572,471
4,840	Aviva PLC	64,286
6,290	BAE Systems PLC	61,602
11,894	Barclays PLC	120,481
6,220	BG Group PLC	143,206
14,424	BHP Billiton PLC	444,288
530	Biffa PLC	3,462
33,456	BP PLC	409,154
20,050	British American Tobacco PLC	789,510
1,541	British Energy Group PLC	16,726
1,069	British Land Co. PLC	19,926
2,330	British Sky Broadcasting Group PLC	28,562
36,340	BT Group PLC	196,099
4,422	Cable & Wireless PLC	16,317
3,830	Cadbury Schweppes PLC	47,743
1,009	Capita Group PLC	14,109
400	Carnival PLC	17,559
7,035	Centrica PLC	49,995
3,980	Compass Group PLC	24,267
4,882	Diageo PLC	104,502
3,580	DSG International PLC	6,987
1,400	Enterprise Inns PLC	13,486
5,480	Friends Provident PLC	17,716
9,667	GlaxoSmithKline PLC	245,318
490	Hammerson PLC	9,967
6,384	HBOS PLC	92,573
2,878	Home Retail Group PLC	18,500
20,775	HSBC Holdings PLC	348,492
2,400	Imperial Chemical Industries PLC	31,866
10,940	Imperial Tobacco Group PLC	595,622
619	Intercontinental Hotels Group PLC	10,804
3,260	International Power PLC	29,264
11,440	ITV PLC	19,339
830	Johnson Matthey PLC	30,911
592	Kelda Group PLC	12,740
4,950	Kingfisher PLC	14,254
1,460	Ladbrokes PLC	9,324
970	Land Securities Group PLC	28,845
13,730	Legal & General Group PLC	35,520
See Notes to Financial Statements.

WILSHIRE VARIABLE INSURANCE TRUST INTERNATIONAL EQUITY FUND SCHEDULE OF INVESTMENTS - (Continued)	December 31, 2007

Shares		Value(a)
United Kingdom (continued)
10,012	Lloyds TSB Group PLC	$93,356
350	London Stock Exchange Group PLC	13,726
3,512	Man Group PLC	40,397
2,730	Marks & Spencer Group PLC	30,240
885	Mondi PLC	7,425
4,554	National Grid PLC	75,292
540	Next PLC	17,321
92,440	Old Mutual PLC	306,493
1,940	Pearson PLC	28,192
24,759	Prudential PLC	348,022
920	Punch Taverns PLC	13,926
1,200	Reckitt Benckiser Group PLC	69,323
2,230	Reed Elsevier PLC	30,004
4,640	Rentokil Initial PLC	11,081
1,174	Resolution PLC	16,612
2,570	Reuters Group PLC	32,424
1,680	Rexam PLC	13,900
5,659	Rio Tinto PLC	592,881
19,389	Rolls-Royce Group PLC†	209,571
302,555	Rolls-Royce Group PLC, Class B†	602
5,679	Royal & Sun Alliance Insurance Group	16,642
16,860	Royal Bank of Scotland Group PLC	151,574
1,780	SABMiller PLC	50,082
4,410	Sage Group (The) PLC	20,083
3,120	Sainsbury (J) PLC	26,258
1,780	Scottish & Newcastle PLC	26,225
1,550	Scottish & Southern Energy PLC	50,348
500	Severn Trent PLC	15,121
2,010	Smith & Nephew PLC	23,109
1,276	Smiths Group PLC	25,579
6,594	Standard Chartered PLC	239,473
950	Tate & Lyle PLC	8,337
14,168	Tesco PLC	133,784
1,180	Trinity Mirror PLC	8,118
1,221	Tullow Oil PLC	15,754
2,529	Unilever PLC	94,842
1,590	United Utilities PLC	23,807
91,328	Vodafone Group PLC	340,381
625	Whitbread PLC	17,322
1,820	William Hill PLC	18,876
2,619	WM Morrison Supermarkets PLC	16,893
1,570	Wolseley PLC	23,020
2,730	WPP Group PLC	34,951
1,250	Xstrata PLC	88,021
1,730	Yell Group PLC	13,715

		8,623,823

Total Common Stock (Cost $47,149,923)		54,116,556

PREFERRED STOCK — 0.1%
Germany — 0.1%
19	Porsche Automobil Holding SE	38,289
160	Volkswagen AG	23,237

Total Preferred Stock (Cost $26,438)		61,526

EXCHANGE TRADED FUNDS — 1.4%
United States — 1.4%
10,000	iShares MSCI EAFE Index Fund (Cost $810,519)	785,000

Total Investments — 96.3% (Cost $47,986,880)		54,963,082
Other Assets & Liabilities, Net — 3.7%		2,129,706

NET ASSETS — 100.0%		$57,092,788

ADR - American Depository Receipt.

GDR - Global Depository Receipt.

SDR - Swedish Depository Receipt.

^	Securities incorporated in the same country but traded on different exchanges.

†	Non-income producing security.

(a)	Fair valued securities - See Note 1.
See Notes to Financial Statements.

WILSHIRE VARIABLE INSURANCE TRUST SOCIALLY RESPONSIBLE FUND SCHEDULE OF INVESTMENTS	December 31, 2007

Shares		Value
COMMON STOCK — 97.5%
Consumer Discretionary — 11.2%
8,500	Autoliv, Inc. SDR	$448,035
6,200	Black & Decker Corp.	431,830
8,200	Brunswick Corp.	139,810
21,800	CBS Corp., Class B	594,050
8,800	Centex Corp.	222,288
8,300	Comcast Corp., Class A†	151,558
7,700	Dillard’s, Inc., Class A(a)	144,606
10,400	Dollar Tree Stores, Inc.†	269,568
15,500	Family Dollar Stores, Inc.	298,065
12,500	Gannett Co., Inc.	487,500
25,600	Gap, Inc. (The).	544,768
20,800	General Motors Corp.	517,712
13,100	Idearc, Inc.	230,036
20,400	Jones Apparel Group, Inc.	326,196
8,900	KB Home(a)	192,240
27,100	Lowe’s Cos., Inc.	613,002
18,100	Macy’s, Inc.	468,247
17,200	Mattel, Inc.	327,488
20,600	McDonald’s Corp.	1,213,546
8,500	Newell Rubbermaid, Inc.	219,980
17,600	Office Depot, Inc.†	244,816
16,100	Pulte Homes, Inc.	169,694
7,000	Sherwin-Williams Co. (The)	406,280
14,200	Target Corp.(a)	710,000

		9,371,315

Consumer Staples — 12.6%
9,600	Coca-Cola Co. (The)	589,152
10,900	Colgate-Palmolive Co.	849,764
24,200	ConAgra Foods, Inc.	575,718
11,800	General Mills, Inc.	672,600
10,200	Kellogg Co.	534,786
9,500	Kimberly-Clark Corp.	658,730
33,300	Kroger Co. (The)	889,443
19,100	PepsiCo, Inc.	1,449,690
31,100	Procter & Gamble Co.	2,283,362
20,600	Safeway, Inc.	704,726
34,300	Sara Lee Corp.	550,858
11,600	SUPERVALU, Inc.	435,232
20,400	Tyson Foods, Inc., Class A	312,732

		10,506,793

Energy — 3.4%
4,400	CONSOL Energy, Inc.	314,688
3,100	ENSCO International, Inc.(a)	184,822
16,100	Marathon Oil Corp.	979,846
14,500	Occidental Petroleum Corp.	1,116,355
2,600	Schlumberger, Ltd.	255,762

		2,851,473

Financials — 23.5%
10,300	ACE, Ltd.	636,334
12,500	Allstate Corp. (The)	652,875
6,100	AMBAC Financial Group, Inc.(a)	157,197
25,000	American International Group, Inc.	1,457,500
41,700	Bank of America Corp.	1,720,542
3,800	BB&T Corp.(a)	116,546
11,100	Chubb Corp.	605,838
34,300	Citigroup, Inc.	1,009,792
9,700	Comerica, Inc.(a)	422,241
12,500	Discover Financial Services	188,500
15,300	Fannie Mae	611,694
14,700	Fifth Third Bancorp	369,411
11,900	Freddie Mac	405,433
17,900	Genworth Financial, Inc., Class A	455,555
700	Goldman Sachs Group, Inc. (The)	150,535
6,800	Hartford Financial Services Group, Inc.	592,892
34,200	JPMorgan Chase & Co.	1,492,830
13,100	Keycorp	307,195
8,000	MBIA, Inc.(a)	149,040
12,500	Merrill Lynch & Co., Inc.	671,000
12,850	MetLife, Inc.	791,817
14,300	Morgan Stanley	759,473
15,300	National City Corp.	251,838
20,700	Old Republic International Corp.	318,987
900	PartnerRe, Ltd.	74,277
3,600	Prudential Financial, Inc.	334,944
8,200	SunTrust Banks, Inc.(a)	512,418
7,800	Torchmark Corp.	472,134
14,460	Travelers Cos., Inc. (The)	777,948
25,900	U.S. Bancorp(a)	822,066
20,900	UNUM Group	497,211
17,900	Wachovia Corp.(a)	680,737
8,300	Waddell & Reed Financial, Inc., Class A	299,547
15,300	Washington Mutual, Inc.(a)	208,233
11,400	Wells Fargo & Co.(a)	344,166
7,700	XL Capital, Ltd., Class A	387,387

		19,706,133

Health Care — 9.2%
2,300	Abbott Laboratories	129,145
10,600	AmerisourceBergen Corp.	475,622
2,000	Amgen, Inc.†	92,880
7,500	Bristol-Myers Squibb Co.	198,900
6,200	Cardinal Health, Inc.	358,050
7,450	Covidien, Ltd.	329,960
16,300	Eli Lilly & Co.	870,257
13,500	Johnson & Johnson	900,450
10,100	McKesson Corp.	661,651
27,300	Merck & Co., Inc.	1,586,403
69,400	Pfizer, Inc.	1,577,462
12,200	Wyeth	539,118

		7,719,898

Industrials — 9.0%
34,500	Allied Waste Industries, Inc.†	380,190
10,000	Avis Budget Group, Inc.†	130,000
See Notes to Financial Statements.

WILSHIRE VARIABLE INSURANCE TRUST SOCIALLY RESPONSIBLE FUND SCHEDULE OF INVESTMENTS - (Continued)	December 31, 2007

Shares		Value
Industrials (continued)
10,700	Caterpillar, Inc.	$776,392
3,700	CSX Corp.	162,726
7,000	Cummins, Inc.	891,590
8,600	Eaton Corp.	833,770
12,600	Emerson Electric Co.	713,916
11,600	Ingersoll-Rand Co., Ltd., Class A	539,052
9,100	Norfolk Southern Corp.	459,004
7,200	Paccar, Inc.	392,256
12,000	Pitney Bowes, Inc.(a)	456,480
8,700	SPX Corp.	894,795
6,100	Terex Corp.†	399,977
13,800	Tyco International, Ltd.	547,170

		7,577,318

Information Technology — 16.6%
1,800	Apple, Inc.†	356,544
10,700	Arrow Electronics, Inc.†	420,296
10,700	Avnet, Inc.†	374,179
64,500	Cisco Systems, Inc.†	1,746,015
32,800	Dell, Inc.†	803,928
25,000	Electronic Data Systems Corp.	518,250
6,900	EMC Corp.†	127,857
600	Google, Inc., Class A†	414,888
13,300	Hewlett-Packard Co.	671,384
9,500	Ingram Micro, Inc., Class A†	171,380
46,300	Intel Corp.	1,234,358
16,400	International Business Machines Corp.	1,772,840
8,700	Lexmark International, Inc., Class A†	303,282
74,500	Microsoft Corp.	2,652,200
20,000	Nokia Oyj ADR	767,800
54,100	Oracle Corp.†	1,221,578
58,900	Sanmina-SCI Corp.†	107,198
7,450	Tyco Electronics, Ltd.	276,619

		13,940,596

Materials — 5.7%
7,000	Ashland, Inc.	332,010
9,200	Ball Corp.	414,000
10,000	Bemis Co., Inc.	273,800
3,700	Cleveland-Cliffs, Inc.	372,960
16,700	Crown Holdings, Inc.†	428,355
17,100	Dow Chemical Co. (The)	674,082
5,700	International Flavors & Fragrances, Inc.	274,341
9,900	Lubrizol Corp.	536,184
10,900	Owens-Illinois, Inc.†	539,550
6,000	PPG Industries, Inc.	421,380
17,200	Smurfit-Stone Container Corp.†	181,632
8,800	Sonoco Products Co.	287,584

		4,735,878

Telecommunication Services — 2.8%
5,200	American Tower Corp., Class A†	221,520
49,500	Sprint Nextel Corp.	649,935
34,000	Verizon Communications, Inc.	1,485,460

		2,356,915

Utilities — 3.5%
11,200	Ameren Corp.	607,152
9,200	Constellation Energy Group, Inc.	943,276
2,600	Dominion Resources, Inc.	123,370
6,400	Entergy Corp.	764,928
10,300	Wisconsin Energy Corp.	501,713

		2,940,439

Total Common Stock (Cost $72,619,121)		81,706,758

MONEY MARKET FUND — 6.2%
5,214,019	PNC Institutional Money Market Trust 4.92% (Cost $5,214,019)(b)(c)	5,214,019

Total Investments — 103.7% (Cost $77,833,140)		86,920,777
Other Assets & Liabilities, Net — (3.7)%		(3,118,320)

NET ASSETS — 100.0%		$83,802,457

ADR - American Depository Receipt.

SDR - Swedish Depository Receipt.

†	Non-income producing security.

(a)	All or a portion of this security is on loan.

(b)	Represents seven day annualized yield.

(c)	Investment purchased with proceeds from collateral received from securities on loan.
See Notes to Financial Statements.

WILSHIRE VARIABLE INSURANCE TRUST STATEMENTSOF ASSSETS AND LIABILITIES December 31, 2007

	EQUITY FUND	BALANCED FUND	INCOME FUND	SHORT-TERM INVESTMENT FUND	SMALL CAP GROWTH FUND	INTERNATIONAL EQUITY FUND	SOCIALLY RESPONSIBLE FUND
ASSETS:
Investments in securities, at value^	$518,351,387	$243,628,824	$145,733,948	$3,793,913	$68,825,001	$54,963,082	$86,920,777
Repurchase agreements, at value	—	—	13,500,000	1,700,000	—	—	—

Investments, at value (Note 2)	$518,351,387	$243,628,824	$159,233,948	$5,493,913	$68,825,001	$54,963,082	$86,920,777
Cash	5,310,312	—	297,632	3,239,015	931,689	2,252,043	2,141,439
Foreign currency, at value	—	—	6,503	—	—	15,110	—
Unrealized appreciation on forward contracts	—	—	4,182	—	—	—	—
Receivable for Fund shares sold	—	15,371	—	2,719	—	—	39,844
Due from Adviser (Note 3)	—	—	—	3,972	—	—	—
Receivable for investment securities sold	5,212,447	—	483,047	—	132,358	74,654	—
Maturities receivable	—	—	15,439	—	—	—	—
Dividends and interest receivable	465,342	—	1,053,791	19,056	40,927	174,970	130,636

Total Assets	529,339,488	243,644,195	161,094,542	8,758,675	69,929,975	57,479,859	89,232,696

LIABILITIES:
Unrealized depreciation on forward contracts	—	—	73,353	—	—		—
Payable for Fund shares redeemed	402,886	372,788	167,038	3,242	20,154	26,990	85,397
Payable for investment securities purchased	5,816,902	—	33,231,867	—	50,312	125,659	—
Payable upon return of securities loaned	26,311,906	—	—	—	10,987,765	—	5,214,019
Variation margin	24,070	—	—	—	—	—	—
Investment advisory fees payable (Note 3)	297,073	—	59,335	—	48,486	41,690	61,341
Distribution fees payable (Note 4)	106,097	—	26,979	1,774	11,727	12,297	18,043
Administration and accounting fees payable	61,614	1,362	15,914	1,042	7,309	7,151	10,518
Custody fees payable	25,060	2,310	7,754	1,113	6,450	116,500	2,032
Printing fees payable	34,452	21,498	7,504	680	13,467	13,402	13,608
Professional fees payable	115,283	57,603	26,046	1,218	13,219	12,426	21,190
Other accrued expenses	11,949	4,752	15,345	4,272	12,681	30,956	4,091

Total Liabilities	33,207,292	460,313	33,631,135	13,341	11,171,570	387,071	5,430,239

NET ASSETS	$496,132,196	$243,183,882	$127,463,407	$8,745,334	$58,758,405	$57,092,788	$83,802,457

NET ASSETS consist of:
Undistributed accumulated net investment income	$31,841	$12,582,402	$5,292,997	$95,846	$1,092	$151,078	$883,180
Accumulated net realized gain/(loss) on investments, futures contracts and foreign currency transactions	(8,784,682)	5,488,528	28,050	(1,970)	(3,280,669)	(60,891)	3,788,897
Net unrealized appreciation/ (depreciation) of investments, futures contracts and other assets and liabilities denominated in foreign currencies	18,690,365	19,294,399	(404,557)	1,593	5,493,180	6,994,050	9,087,637
Paid-in capital	486,194,672	205,818,553	122,546,917	8,649,865	56,544,802	50,008,551	70,042,743

NET ASSETS	$496,132,196	$243,183,882	$127,463,407	$8,745,334	$58,758,405	$57,092,788	$83,802,457

SHARES OUTSTANDING:
(Unlimited shares authorized)	21,601,593	11,717,373	10,369,967	824,258	3,621,846	3,473,326	5,312,924

NET ASSET VALUE:
(Offering and redemption price per share)	$22.97	$20.75	$12.29	$10.61	$16.22	$16.44	$15.77

Investments, at cost (Note 1)	$499,556,424	$224,334,425	$159,573,020	$5,492,320	$63,331,821	$47,986,880	$77,833,140
Foreign currency, at cost	$—	$—	$6,306	$—	$—	$14,916	$—
Market value of securities on loan (Note 1)	$25,327,982	$—	$—	$—	$10,428,163	$—	$5,004,148

^	For Balanced Fund represents value of investments in affiliated funds.
See Notes to Financial Statements.

WILSHIRE VARIABLE INSURANCE TRUST STATEMENTSOF OPERATIONS For the Year Ended December 31, 2007

	EQUITY FUND	BALANCED FUND	INCOME FUND	SHORT-TERM INVESTMENT FUND	SMALL CAP GROWTH FUND	INTERNATIONAL EQUITY FUND	SOCIALLY RESPONSIBLE FUND
INVESTMENT INCOME:
Dividends#	$8,446,961	$5,043,127	$15,858	$—	$182,339	$1,662,504	$1,949,302
Interest	244,522	—	7,077,417	300,917	35,583	15,349	86,532
Securities lending income	123,705	—	397	—	132,291	335	27,774
Foreign taxes withheld	(66,907)	—	—	—	—	(103,256)	(2,165)

Total income	8,748,281	5,043,127	7,093,672	300,917	350,213	1,574,932	2,061,443

EXPENSES:
Investment advisory fees (Note 2)	3,675,870	—	713,309	17,324	665,332	557,262	782,818
Distribution fees (Note 2)	1,312,811	—	324,231	15,749	144,637	139,315	230,240
Administration and Accounting fees	384,987	9,997	95,124	4,630	42,437	40,876	67,516
Chief Compliance Officer fees	10,602	5,019	2,638	100	1,184	1,054	1,802
Custodian fees	106,608	9,180	36,466	6,038	21,477	272,027	8,847
Insurance fees	24,641	17,303	1,629	233	3,604	3,318	6,043
Professional fees	137,108	74,485	24,987	1,431	16,892	15,891	27,510
Printing fees	87,280	54,510	16,385	1,906	36,655	37,101	31,188
Pricing expenses	27,710	3,775	70,050	3,895	60,300	165,885	8,873
Transfer agent fees	47,948	15,000	15,000	15,000	15,000	15,000	15,560
Trustees’ fees and expenses (Note 2)	33,412	22,574	2,673	93	4,952	4,422	7,758
Other	80,031	7,443	55,827	2,393	3,140	6,458	3,643

Total Expenses	5,929,008	219,286	1,358,319	68,792	1,015,610	1,258,609	1,191,798
Fees waived and reimbursed by investment adviser (Note 2)	(16,533)	—	(84,020)	(62,661)	(175,455)	(111,372)	(13,567)

Net expenses	5,912,475	219,286	1,274,299	6,131	840,155	1,147,237	1,178,231

Net Investment Income/(Loss)	2,835,806	4,823,841	5,819,373	294,786	(489,942)	427,695	883,212

NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS, FUTURES CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS (Notes 1 and 4)
Net realized gain/(loss) from:
Investments	54,663,909	4,040,601	325,552	14	6,818,565	6,799,958	5,168,067
Distributions from underlying funds	—	15,635,107	—	—	—	—	—
Futures contracts	(29,882)	—	—	—	—	—	—
Forward foreign currency exchange contracts and foreign currency transactions	—	—	(146,112)	—	—	(38,652)	—
Net change in unrealized appreciation/depreciation of:
Investments	(44,610,257)	(16,405,525)	(712,673)	1,794	1,070,682	(2,755,229)	(8,140,295)
Futures contracts	(97,276)	—	—	—	—	—	—
Forward foreign currency exchange contracts and other assets and liabilities denominated in foreign currencies	—	—	28,046	—	—	9,354	—

Net realized and unrealized gain/(loss) on investments, futures contracts and foreign currencies	9,926,494	3,270,183	(505,187)	1,808	7,889,247	4,015,431	(2,972,228)

NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$12,762,300	$8,094,024	$5,314,186	$296,594	$7,399,305	$4,443,126	$(2,089,016)

#	For Balanced Fund, represents income from affiliated funds.
See Notes to Financial Statements.

WILSHIRE VARIABLE INSURANCE TRUST STATEMENTSOF CHANGES IN NET ASSETS For the Year Ended December 31, 2007

	EQUITY FUND	BALANCED FUND	INCOME FUND	SHORT-TERM INVESTMENT FUND	SMALL CAP GROWTH FUND	INTERNATIONAL EQUITY FUND	SOCIALLY RESPONSIBLE FUND
Operations:
Net investment income/(loss)	$2,835,806	$4,823,841	$5,819,373	$294,786	$(489,942)	$427,695	$883,212
Affiliated mutual fund capital gain distributions	—	15,635,107	—	—	—	—	—
Net realized gain on investments, futures contracts, forward foreign currency exchange contracts and foreign currency transactions	54,634,027	4,040,601	179,440	14	6,818,565	6,761,306	5,168,067
Net change in unrealized appreciation/depreciation of investments, futures contracts, forward foreign currency exchange contracts and other assets and liabilities denominated in foreign currencies	(44,707,533)	(16,405,525)	(684,627)	1,794	1,070,682	(2,745,875)	(8,140,295)

Net increase/(decrease) in net assets resulting from operations	12,762,300	8,094,024	5,314,186	296,594	7,399,305	4,443,126	(2,089,016)

Distributions to Shareholders From:
Net investment income	(2,900,639)	—	(5,500,835)	(294,715)	—	(502,143)	(1,015,033)
Net realized capital gains	(52,557,526)	—	(180,560)	—	—	(2,949,849)	(5,040,549)

Total distributions to shareholders	(55,458,165)	—	(5,681,395)	(294,715)	—	(3,451,992)	(6,055,582)

Capital Stock Transactions: (Dollars)
Shares sold	14,300,679	2,378,096	6,891,244	6,003,259	3,520,424	6,869,233	2,679,941
Shares issued as reinvestment of distributions	55,114,259	—	5,681,395	294,715	—	3,451,992	6,055,582
Shares redeemed	(58,567,552)	(27,703,738)	(13,969,525)	(2,191,135)	(6,355,974)	(5,438,716)	(7,942,787)

Net increase/(decrease) in net assets from capital stock transactions	10,847,386	(25,325,642)	(1,396,886)	4,106,839	(2,835,550)	4,882,509	792,736

Net increase/(decrease) in net assets	(31,848,479)	(17,231,618)	(1,764,095)	4,108,718	4,563,755	5,873,643	(7,351,862)
NET ASSETS:
Beginning of year	527,980,675	260,415,500	129,227,502	4,636,616	54,194,650	51,219,145	91,154,319

End of year	$496,132,196	$243,183,882	$127,463,407	$8,745,334	$58,758,405	$57,092,788	$83,802,457

Undistributed net investment income at end of year	$31,841	$12,582,402	$5,292,997	$95,846	$1,092	$151,078	$883,180

Capital Share Transactions:
Shares sold	551,300	114,271	549,799	557,529	221,280	405,566	149,206
Shares issued as reinvestment of distributions	2,354,302	—	467,605	27,803	—	204,866	376,357
Shares redeemed	(2,221,368)	(1,334,950)	(1,105,754)	(203,482)	(404,153)	(316,635)	(441,203)

Net increase/(decrease) in shares outstanding	684,234	(1,220,679)	(88,350)	381,850	(182,873)	293,797	84,360

See Notes to Financial Statements.

WILSHIRE VARIABLE INSURANCE TRUST STATEMENTS OF CHANGES IN NET ASSETS For the Year Ended December 31, 2006

	EQUITY FUND	BALANCED FUND	INCOME FUND	SHORT-TERM INVESTMENT FUND	SMALL CAP GROWTH FUND	INTERNATIONAL EQUITY FUND	SOCIALLY RESPONSIBLE FUND
Operations:
Net investment income/(loss)	$4,430,586	$5,333,579	$5,231,099	$170,976	$(695,456)	$223,495	$1,015,053
Net realized gain/(loss) on investments, futures contracts, forward foreign currency exchange contracts and foreign currency transactions	65,847,701	6,488,971	36,724	(168)	7,847,630	5,099,296	8,888,480
Net change in unrealized appreciation/depreciation of investments, futures contracts, forward foreign currency exchange contracts and other assets and liabilities denominated in foreign currencies	9,825,300	16,239,954	(421,475)	357	(1,363,428)	4,475,102	5,944,182

Net increase in net assets resulting from operations	80,103,587	28,062,504	4,846,348	171,165	5,788,746	9,797,893	15,847,715

Distributions to Shareholders From:
Net investment income	(4,626,832)	(8,760,781)	(5,235,652)	(171,089)	—	(360,613)	(1,008,469)
Net realized capital gains	(13,411,491)	(700,670)	(142,329)	—	—	—	(8,847,255)

Total distributions to shareholders	(18,038,323)	(9,461,451)	(5,377,981)	(171,089)	—	(360,613)	(9,855,724)
Capital Stock Transactions: (Dollars)
Shares sold	8,257,683	1,433,619	4,371,262	4,014,744	1,241,390	2,619,973	1,594,773
Shares issued as reinvestment of distributions	17,910,426	9,461,452	5,377,840	171,091	—	360,619	9,855,723
Shares redeemed	(65,751,815)	(25,899,608)	(7,370,102)	(2,943,470)	(5,490,112)	(3,081,184)	(5,733,472)

Net increase/(decrease) in net assets from capital stock transactions	(39,583,706)	(15,004,537)	2,379,000	1,242,365	(4,248,722)	(100,592)	5,717,024

Net increase in net assets	22,481,558	3,596,516	1,847,367	1,242,441	1,540,024	9,336,688	11,709,015
NET ASSETS:
Beginning of year	505,499,117	256,818,984	127,380,135	3,394,175	52,654,626	41,882,457	79,445,304

End of year	$527,980,675	$260,415,500	$129,227,502	$4,636,616	$54,194,650	$51,219,145	$91,154,319

Undistributed net investment income at end of year	$60,236	$—	$5,149,128	$95,775	$—	$206,510	$1,015,001

Capital Share Transactions:
Shares sold	331,974	74,462	348,829	377,803	90,681	176,793	89,935
Shares issued as reinvestment of distributions	709,696	471,188	433,010	16,341	—	22,510	565,122
Shares redeemed	(2,745,218)	(1,329,300)	(593,544)	(278,394)	(405,939)	(213,287)	(326,714)

Net increase/(decrease) in shares outstanding	(1,703,548)	(783,650)	188,295	115,750	(315,258)	(13,984)	328,343

See Notes to Financial Statements.

WILSHIRE VARIABLE INSURANCE TRUST EQUITY FUND FINANCIAL HIGHLIGHTS
For a Fund Share Outstanding Throughout Each Period.

	Year Ended December 31,
	2007	2006	2005	2004	2003
Net asset value, beginning of year	$25.24	$22.35	$21.34	$19.63	$15.56

Income from investment operations:
Net investment income[1]	0.14	0.21	0.25	0.26	0.21
Net realized and unrealized gain on investments and futures contracts	0.47	3.57	1.01	1.73	4.08

Total from investment operations	0.61	3.78	1.26	1.99	4.29

Less distributions:
From net investment income	(0.15)	(0.23)	(0.25)	(0.28)	(0.22)
From capital gains	(2.73)	(0.66)	—	—	—

Total distributions	(2.88)	(0.89)	(0.25)	(0.28)	(0.22)

Net asset value, end of year	$22.97	$25.24	$22.35	$21.34	$19.63

Total return[2]	2.20%	16.92%	5.90%	10.15%	27.57%

Ratios to average net assets/supplemental data:
Net assets, end of year (in 000’s)	$496,132	$527,981	$505,499	$535,028	$531,511
Operating expenses including reimbursement/waiver and excluding earnings credits	1.13%	1.00%	0.86%	0.87%	0.87%
Operating expenses excluding reimbursement/waiver and earnings credits	1.13%	1.03%	0.93%	0.91%	0.91%
Net investment income	0.54%	0.87%	1.15%	1.30%	1.17%
Portfolio turnover rate	81%	135%	44%	35%	43%

[1]	The selected per share data was calculated using the average shares outstanding method for the period.

[2]
If you are an annuity contract owner, the total return does not reflect the expenses that apply to the separate account or related insurance policies. The inclusion of these charges would reduce the total return figures for all periods shown.

See Notes to Financial Statements.

WILSHIRE VARIABLE INSURANCE TRUST BALANCED FUND FINANCIAL HIGHLIGHTS - (CONTINUED)

For a Fund Share Outstanding Throughout Each Period.

	Year Ended December 31,
	2007	2006	2005	2004	2003
Net asset value, beginning of year	$20.13	$18.72	$17.95	$17.02	$14.52

Income from investment operations:
Net investment income[1]	0.39	0.41	0.11	0.38	0.33
Net realized and unrealized gain on investments	0.23	1.76	0.66	1.01	2.51

Total from investment operations	0.62	2.17	0.77	1.39	2.84

Less distributions:
From net investment income	—	(0.70)	—	(0.46)	(0.34)
From capital gains	—	(0.06)	—	—	—

Total distributions	—	(0.76)	—	(0.46)	(0.34)

Net asset value, end of year	$20.75	$20.13	$18.72	$17.95	$17.02

Total return[2]	3.08%	11.59%	4.29%	8.18%	19.56%

Ratios to average net assets/supplemental data:
Net assets, end of year (in 000’s)	$243,184	$260,416	$256,819	$269,488	$270,261
Operating expenses including reimbursement/waiver and excluding earnings credits†	0.09%	0.08%	0.06%	0.04%	0.05%
Operating expenses excluding reimbursement/waiver and earnings credits†	0.09%	0.10%	0.06%	0.04%	0.05%
Net investment income†	1.88%	2.09%	0.60%	2.20%	2.14%
Portfolio turnover rate	10%	4%	1%	6%	9%

†	These ratios do not include expenses from the affiliated funds.

[1]
The selected per share data was calculated using the average shares outstanding method for the period. Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

[2]
If you are an annuity contract owner, the total return does not reflect the expenses that apply to the separate account or related insurance policies. The inclusion of these charges would reduce the total return figures for all periods shown.

See Notes to Financial Statements.

WILSHIRE VARIABLE INSURANCE TRUST INCOME FUND FINANCIAL HIGHLIGHTS - (CONTINUED)

For a Fund Share Outstanding Throughout Each Period.

	Year Ended December 31,
	2007	2006	2005	2004	2003
Net asset value, beginning of year	$12.36	$12.40	$12.16	$12.26	$12.43

Income/(loss) from investment operations:
Net investment income[1]	0.56	0.52	0.45	0.41	0.55
Net realized and unrealized gain/(loss) on investments and foreign currency transactions	(0.05)	(0.03)	(0.21)	0.19	0.35

Total from investment operations	0.51	0.49	0.24	0.60	0.90

Less distributions:
From net investment income	(0.56)	(0.52)	—	(0.47)	(0.33)
From capital gains	(0.02)	(0.01)	—	(0.23)	(0.74)

Total distributions	(0.58)	(0.53)	—	(0.70)	(1.07)

Net asset value, end of year	$12.29	$12.36	$12.40	$12.16	$12.26

Total return[2]	4.21%	3.99%	1.97%	4.94%	7.25%

Ratios to average net assets/supplemental data:
Net assets, end of year (in 000’s)	$127,463	$129,228	$127,380	$127,557	$125,148
Operating expenses including reimbursement/waiver and excluding earnings credits	0.98%	1.02%	0.95%	0.91%	0.89%
Operating expenses excluding reimbursement/waiver and earnings credits	1.05%	1.05%	1.00%	0.93%	0.93%
Net investment income	4.47%	4.12%	3.64%	3.25%	4.25%
Portfolio turnover rate	458%	421%	765%	595%	482%

[1]	The selected per share data was calculated using the average shares outstanding method for the period.

[2]
If you are an annuity contract owner, the total return does not reflect the expenses that apply to the separate account or related insurance policies. The inclusion of these charges would reduce the total return figures for all periods shown.

See Notes to Financial Statements.

WILSHIRE VARIABLE INSURANCE TRUST SHORT-TERM INVESTMENT FUND FINANCIAL HIGHLIGHTS - (CONTINUED)

For a Fund Share Outstanding Throughout Each Period.

	Year Ended December 31,
	2007	2006	2005	2004	2003
Net asset value, beginning of year	$10.48	$10.39	$10.11	$10.10	$10.09

Income/(loss) from investment operations:
Net investment income[1]	0.50	0.49	0.29	0.13	0.12
Net realized and unrealized gain/(loss) on investments	0.01	— [2]	0.02	(0.01)	(0.02)

Total from investment operations	0.51	0.49	0.31	0.12	0.10

Less distributions:
From net investment income	(0.38)	(0.40)	(0.03)	(0.11)	(0.09)

Total distributions	(0.38)	(0.40)	(0.03)	(0.11)	(0.09)

Net asset value, end of year	$10.61	$10.48	$10.39	$10.11	$10.10

Total return[3]	4.88%	4.71%	3.02%	1.22%	1.03%

Ratios to average net assets/supplemental data:
Net assets, end of year (in 000’s)	$8,745	$4,637	$3,394	$3,182	$4,843
Operating expenses including reimbursement/waiver and excluding earnings credits	0.10%	0.14%	0.20%	0.17%	0.17%
Operating expenses excluding reimbursement/waiver and earnings credits	1.09%	1.31%	1.21%	1.11%	1.07%
Net investment income	4.68%	4.59%	2.87%	1.19%	1.16%
Portfolio turnover rate	0%	0%	0%	0%	0%

[1]	The selected per share data was calculated using the average shares outstanding method for the period.

[2]	Less than $0.01 per share.

[3]
If you are an annuity contract owner, the total return does not reflect the expenses that apply to the separate account or related insurance policies. The inclusion of these charges would reduce the total return figures for all periods shown.

See Notes to Financial Statements.

WILSHIRE VARIABLE INSURANCE TRUST SMALL CAP GROWTH FUND FINANCIAL HIGHLIGHTS - (CONTINUED)

For a Fund Share Outstanding Throughout Each Period.

	Year Ended December 31,
	2007	2006	2005	2004	2003
Net asset value, beginning of year	$14.24	$12.78	$12.33	$11.81	$7.43

Income/(loss) from investment operations:
Net investment loss[1]	(0.13)	(0.18)	(0.11)	(0.16)	(0.14)
Net realized and unrealized gain on investments	2.11	1.64	0.56	0.68	4.52

Total from investment operations	1.98	1.46	0.45	0.52	4.38

Net asset value, end of year	$16.22	$14.24	$12.78	$12.33	$11.81

Total return[2]	13.91%	11.42%	3.65%	4.40%	58.95%

Ratios to average net assets/supplemental data:
Net assets, end of year (in 000’s)	$58,758	$54,195	$52,655	$56,286	$57,193
Operating expenses including reimbursement/waiver and excluding earnings credits	1.45%	1.60%	1.66%	1.58%	1.66%
Operating expenses excluding reimbursement/waiver and earnings credits	1.76%	1.76%	1.73%	1.77%	1.79%
Net investment loss	(0.85)%	(1.29)%	(0.94)%	(1.38)%	(1.52)%
Portfolio turnover rate	110%	240%	152%	96%	206%

[1]	The selected per share data was calculated using the average shares outstanding method for the period.

[2]
If you are an annuity contract owner, the total return does not reflect the expenses that apply to the separate account or related insurance policies. The inclusion of these charges would reduce the total return figures for all periods shown.

See Notes to Financial Statements.

WILSHIRE VARIABLE INSURANCE TRUST INTERNATIONAL EQUITY FUND FINANCIAL HIGHLIGHTS - (CONTINUED)

For a Fund Share Outstanding Throughout Each Period.

	Year Ended December 31,
	2007	2006	2005	2004	2003
Net asset value, beginning of year	$16.11	$13.11	$11.91	$10.91	$8.30

Income from investment operations:
Net investment income[1]	0.13	0.07	0.10	0.03	0.05
Net realized and unrealized gain on investments and foreign currency transactions	1.26	3.04	1.11	1.13	2.64

Total from investment operations	1.39	3.11	1.21	1.16	2.69

Less distributions:
From net investment income	(0.15)	(0.11)	(0.01)	(0.16)	(0.08)
From capital gains	(0.91)	—	—	—	—

Total distributions	(1.06)	(0.11)	(0.01)	(0.16)	(0.08)

Net asset value, end of year	$16.44	$16.11	$13.11	$11.91	$10.91

Total return[2]	8.73%	23.76%	10.12%	10.61%	32.49%

Ratios to average net assets/supplemental data:
Net assets, end of year (in 000’s)	$57,093	$51,219	$41,882	$39,276	$35,741
Operating expenses including reimbursement/waiver and excluding earnings credits	2.06%	2.10%	1.71%	1.55%	1.46%
Operating expenses excluding reimbursement/waiver and earnings credits	2.26%	2.27%	1.80%	1.60%	1.51%
Net investment income	0.77%	0.49%	0.84%	0.26%	0.59%
Portfolio turnover rate	106%	103%	48%	161%	68%

[1]	The selected per share data was calculated using the average shares outstanding method for the period.

[2]
If you are an annuity contract owner, the total return does not reflect the expenses that apply to the separate account or related insurance policies. The inclusion of these charges would reduce the total return figures for all periods shown.

See Notes to Financial Statements.

WILSHIRE VARIABLE INSURANCE TRUST SOCIALLY RESPONSIBLE FUND FINANCIAL HIGHLIGHTS - (CONTINUED)

For a Fund Share Outstanding Throughout Each Period.

	Year Ended December 31,
	2007	2006	2005	2004	2003
Net asset value, beginning of year	$17.43	$16.21	$15.42	$13.79	$10.87

Income/(loss) from investment operations:
Net investment income[1]	0.17	0.21	0.20	0.19	0.17
Net realized and unrealized gain/(loss) on investments	(0.60)	3.12	0.59	1.64	2.92

Total from investment operations	(0.43)	3.33	0.79	1.83	3.09

Less distributions:
From net investment income	(0.21)	(0.22)	— [2]	(0.20)	(0.17)
From capital gains	(1.02)	(1.89)	—	—	—

Total distributions	(1.23)	(2.11)	—	(0.20)	(0.17)

Net asset value, end of year	$15.77	$17.43	$16.21	$15.42	$13.79

Total return[3]	(2.63)%	20.52%	5.13%	13.30%	28.45%

Ratios to average net assets/supplemental data:
Net assets, end of year (in 000’s)	$83,802	$91,154	$79,445	$80,336	$73,965
Operating expenses including reimbursement/waiver and excluding earnings credits	1.28%	1.23%	1.03%	1.01%	1.03%
Operating expenses excluding reimbursement/waiver and earnings credits	1.29%	1.32%	1.26%	1.21%	1.22%
Net investment income	0.96%	1.20%	1.29%	1.35%	1.39%
Portfolio turnover rate	21%	46%	28%	32%	37%

[1]	The selected per share data was calculated using the average shares outstanding method for the period.

[2]	Less than $0.01 per share.

[3]
If you are an annuity contract owner, the total return does not reflect the expenses that apply to the separate account or related insurance policies. The inclusion of these charges would reduce the total return figures for all periods shown.

See Notes to Financial Statements.

WILSHIRE VARIABLE INSURANCE TRUST NOTESTO THE FINANCIAL STATEMENTS December 31, 2007

1.	Organization.
The Wilshire Variable Insurance Trust (the “Trust”) is an open-end, diversified management investment company registered under the Investment Company Act of 1940 (“1940 Act”), which offers units of beneficial ownership (shares) in 14 separate investment portfolios. The portfolios presented in these financial statements are: Equity Fund, Balanced Fund, Income Fund, Short-Term Investment Fund, Small Cap Growth Fund, International Equity Fund and Socially Responsible Fund (collectively the “Funds”, and each a “Fund”). The financial statements for the 2010 Aggressive Fund, 2010 Moderate Fund, 2010 Conservative Fund, 2015 Moderate Fund, 2025 Moderate Fund, 2035 Moderate Fund, and 2045 Moderate Fund (collectively, the “Underlying Funds”) are included in a separate annual report. Sponsorship of the Trust (formerly Horace Mann Mutual Funds) transferred from The Horace Mann Companies to Wilshire Associates Incorporated (the “Adviser”) on September 30, 2004. Shares of the Funds are presently offered to Horace Mann Life Insurance Company (“HMLIC”) Separate Account and the HMLIC 401(k) Separate Account. The Equity Fund shares also may be purchased under the dividend reinvestment plans by certain shareholders.

Fund Investment Objectives:

Equity Fund — primary, long-term capital growth; secondary, conservation of principal and production of income.

Balanced Fund — realization of high long-term total rate of return consistent with prudent investment risks.

Income Fund — long-term total rate of return in excess of the U.S. bond market over a full market cycle.

Short-Term Investment Fund — primary, realize maximum current income to the extent consistent with liquidity; secondary, preservation of principal.

Small Cap Growth Fund — long-term capital appreciation through investing primarily in equity securities of small cap companies with earnings growth potential.

International Equity Fund — long-term growth of capital through diversified holdings of marketable foreign equity investments.

Socially Responsible Fund — long-term growth of capital, current income and growth of income through investing primarily in equity securities of issuers that meet certain socially responsible criteria.

2.	Significant Accounting Policies.
Security Valuation — A security listed or traded on a domestic exchange is valued at its last sales price on the exchange where it is principally traded. In the absence of a current quotation, the security is valued at the mean between the last bid and asked prices on the exchange. Securities traded on National Association of Securities Dealers Automatic Quotation (“Nasdaq”) System are valued at the Nasdaq official closing price. If there is no Nasdaq official closing price available, the most recent bid quotation is used. Securities traded over-the-counter (other than on Nasdaq) are valued at the last current sale price. Equity securities primarily traded on a foreign exchange or market are valued daily at the price, which is an estimate of the fair value price, as provided by an independent pricing service. Debt securities that have a remaining maturity of 60 days or less are valued at cost, plus or minus any amortized discount or premium. When market quotations are not readily available, securities are valued according to procedures established by the Board of Trustees or are valued at fair value as determined in good faith by the Pricing Committee, whose members include at least one representative of the Adviser who is an officer of the Trust and at least one portfolio management professional of the subadviser responsible for managing the portion of the Fund whose securities require a fair valuation determination, or the Funds’ Valuation Committee. Securities whose market value does not reflect fair value because a significant valuation event has occurred may be valued at fair value by the Pricing Committee or the Valuation Committee. The value of fair valued securities may be different from the last sale price (or the mean between the last bid and asked prices), and there is no guarantee that a fair valued security will be sold at the price at which a Fund is carrying the security. Investments in the Underlying Funds by the Balanced Fund are valued at their net asset value as reported by the Underlying Funds.

WILSHIRE VARIABLE INSURANCE TRUST NOTES TO THE FINANCIAL STATEMENTS - (continued) December 31, 2007

Security transactions and investment income — Security transactions are recorded on a trade date basis. Dividend income and distributions on affiliated funds are recorded on the ex-dividend date or, for certain foreign dividends, as soon the dividend information becomes available. Interest income and distributions on affiliated funds, premium and discount amortization is accrued daily. Securities gains and losses are determined on the basis of identified cost.

The Income Fund, Small Cap Growth Fund, International Equity Fund and Socially Responsible Fund may purchase or sell securities on a when-issued or delayed-delivery basis and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. Securities purchased or sold on a when-issued, delayed-delivery or forward commitment basis involve a risk of loss if the value of the security to be purchased declines prior to the settlement date. Although the Funds would generally purchase securities on a when-issued, delayed-delivery or forward commitment basis with the intention of acquiring the securities, each Fund may dispose of such securities prior to settlement if its subadviser deems it appropriate to do so. Each Fund may dispose of or negotiate a when-issued or forward commitment after entering into these transactions. Such transactions are generally considered to be derivative transactions. The Fund will normally realize a capital gain or loss in connection with these transactions. When a Fund purchases securities on a when-issued, delayed-delivery or forward commitment basis, the Fund’s custodian will maintain cash or liquid securities having a value (determined daily) at least equal to the amount of the Fund’s purchase commitments. In the case of a forward commitment to sell portfolio securities, the custodian will hold the portfolio securities themselves while the commitment is outstanding. These procedures are designed to ensure that each Fund will maintain sufficient assets at all times to cover its obligations under when-issued purchases, forward commitments and delayed-delivery transactions.

Repurchase Agreements — Securities pledged as collateral for repurchase agreements are held by PFPC Trust Company and are designated as being held on each Fund’s behalf by its custodian under a book-entry system. Each Fund monitors the adequacy of the collateral on a daily basis and can require the seller to provide additional collateral in the event the market value of the securities pledged falls below the carrying value of the repurchase agreement, including accrued interest. It is the Fund’s policy to only enter into repurchase agreements with banks and other financial institutions which are deemed by the investment adviser to be creditworthy. The Fund bears the risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and the Fund is prevented from exercising its rights to dispose of the underlying securities received as collateral and the risk of a possible decline in the value of the underlying securities during the period.

Securities lending — The Equity, Income, Small Cap Growth and the International Equity Funds may seek additional income by lending their securities on a short-term basis to banks, brokers and dealers in return for cash collateral, which is invested in short-term securities. A Fund may return a portion of the interest earned to the borrower or a third party which is unaffiliated with the Trust and acting as a “placing broker.” A Fund receives compensation for lending securities in the form of fees. A Fund also continues to receive dividends on the securities loaned. Security loans are secured at all times by collateral. It is the Trust’s policy that the collateral be equal to at least 102% of the market value of the securities loaned plus accrued interest when the transaction is entered into, and that the collateral supporting loans be remarked daily. Gain or loss in the market price of the securities loaned that may occur during the term of the loan are reflected in the value of the Fund. The risks from securities lending are that the borrower may not provide additional collateral when required or return the securities when due or when called for by the Fund. PFPC Trust Company, the Funds’ custodian, acts as the securities lending agent for the Funds. The value of the securities on loan and the value of the related collateral at December 31, 2007, are shown on the Statements of Assets and Liabilities. The related income from securities loaned is reflected in the Statements of Operations.

Mortgage Dollar Rolls — The Income Fund may enter into mortgage dollar rolls in which the Income Fund makes a forward commitment to purchase or sell a security and, instead of accepting or making delivery, the position is offset by a sale or purchase of the security with a simultaneous agreement to repurchase or resell similar, but not identical, securities at an agreed upon price in the future. The Income Fund accounts for such dollar rolls as purchases and sales and records an unrealized gain or loss each day equal to the difference between the original value of the purchase and the current market value. The Income Fund must maintain liquid securities having a value not less than the repurchase price, including accrued interest, for such dollar rolls. Losses may arise due to changes in values of the securities or if the counterparty does not perform under the terms of the agreement. If the counterparty files for bankruptcy or becomes insolvent, the Income Fund’s right to repurchase or resell securities may be limited.

WILSHIRE VARIABLE INSURANCE TRUST NOTES TO THE FINANCIAL STATEMENTS - (continued) December 31, 2007

ADR’s, EDR’s and GDR’s — The Small Cap Growth Fund, International Equity Fund and Socially Responsible Fund may invest in both sponsored and unsponsored American Depository Receipts (“ADRs”), European Depository Receipts (“EDRs”), Global Depository Receipts (“GDRs”) and other similar global instruments. The Equity Fund may invest in ADRs. ADRs typically are issued by an American bank or trust company and evidence ownership of underlying securities issued by a foreign corporation. EDRs, which are sometimes referred to as Continental Depository Receipts, are receipts issued in Europe, typically by foreign banks and trust companies, that evidence ownership of either foreign or domestic underlying securities. GDRs are depository receipts structured like global debt issues to facilitate trading on an international basis. Unsponsored ADR, EDR and GDR programs are organized independently and without the cooperation of the issuer of the underlying securities. As a result, available information concerning the issuer may not be as current as for sponsored ADRs, EDRs and GDRs, and the prices of unsponsored ADRs, EDRs and GDRs may be more volatile than if such instruments were sponsored by the issuer.

Asset Backed and Mortgage Securities — The Income Fund may invest in mortgage- and asset-backed securities which represent shares in a pool of mortgages or other debt. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis. These securities involve prepayment risk, which is the risk that the underlying mortgages or other debt may be refinanced or paid off before they mature, particularly during periods of declining interest rates. In that case, a subadviser may have to reinvest the proceeds from the securities at a lower interest rate. This could lower a Fund’s return and result in losses to a Fund if some securities were acquired at a premium. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk. The Income Fund may also invest in collateralized mortgage obligations (“CMOs”). In a CMO, a series of bonds or certificates is issued in multiple classes, which have varying levels of risks.

Foreign Currency Transactions — The books and records of the Funds are maintained in U.S. dollars. Foreign currency transactions are translated into U.S. dollars on the following basis:

•	market value of investment securities, other assets and other liabilities at the daily rates of exchange and

•	purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions.
Net realized and unrealized gain (loss) from foreign currency related transactions includes gains and losses between trade and settlement dates on securities transactions, gains and losses arising from the sales of foreign currency and gains and losses between the ex-dividend and payment dates on dividends, interest and foreign withholding taxes. The effect of changes in foreign exchange rates on realized and unrealized gains or losses is reflected as a component of such gains or losses.

Futures Contracts — A futures contract is an agreement to purchase (long) or sell (short) an agreed asset at a set price for delivery on a future date. Upon entering into a futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security. The change in the value of the futures contract is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the Statement of Operations as net realized gain or loss on futures contracts. The use of futures transactions involves the risk of imperfect correlation in movement in the price of futures contracts, interest rates, and underlying hedged assets.

Forward Currency Contracts — The International Equity and the Income Funds may enter into forward currency contracts in order to reduce their exposure to changes in foreign currency exchange rates on their foreign portfolio holdings and to lock in the U.S. dollar cost of assets and liabilities denominated in foreign currencies. A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the differences between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing of such contract is included in net realized gain or loss from foreign currency transactions.

WILSHIRE VARIABLE INSURANCE TRUST NOTES TO THE FINANCIAL STATEMENTS - (continued) December 31, 2007

At December 31, 2007 the Income Fund had the following open forward currency contracts:

Foreign Currency	Local Currency	Expiration Date	Current Value U.S. Dollar	Unrealized Appreciation (Depreciation)
Short Contracts:
Canadian Dollar	214,469	2/12/2008	217,411	$4,182
Euro Currency	1,855,538	2/12/2008	2,714,639	(68,808)
Long Contracts:
Canadian Dollar	186,822	2/12/2008	189,384	(4,545)

Net Unrealized Depreciation				$(69,171)

New accounting policy — In September 2006, Financial Accounting Standards Board (“FASB”) issued Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“SFAS 157”). This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosure about fair value measurements. SFAS 157 applies to fair value measurements already required or permitted by existing standards. SFAS 157 is effective for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of SFAS 157 relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of December 31, 2007, management does not believe the adoption of SFAS 157 will impact the amounts reported in the financial statements. However, additional disclosures may be required about the inputs used to develop the measurements reported on the financial statements for a fiscal period.

Expense policy — Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated proportionately among all Funds daily in relation to the net assets of each Fund or another reasonable basis. Expenses which are attributable to Trust and the Wilshire Mutual Funds are allocated across the Trust and the Wilshire Mutual Funds based upon relative net assets or another reasonable basis.

Use of estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the period. Actual results could differ from those estimates.

3.	Investment Advisory Fee and Other Transactions.
The Trust employs the Adviser to manage the investment and reinvestment of the assets of the Funds and to continuously review, oversee and administer the Funds’ investment programs. The Adviser has entered into agreements with the following subadvisers: Equity Fund — AllianceBernstein L.P., New York Life Investment Management LLC and Pzena Investment Management, LLC; Income Fund — Western Asset Management Company and Western Asset Management Limited; International Equity Fund — PanAgora Asset Management, Inc. and Thomas White International, Ltd.; Short-Term Investment Fund — Western Asset Management Company; Small Cap Growth Fund — BNY Asset Management and Copper Rock Capital Partners, LLC; Socially Responsible Fund — AllianceBernstein L.P.

Each subadviser’s fees are paid by the Adviser out of the advisory fees that it receives from each of the Funds. Fees paid to a subadviser of a Fund with multiple subadvisers depends upon the fee rate negotiated with the Adviser and upon the percentage of the Fund’s assets allocated to that subadviser by the Adviser, which may vary from time to time. Thus, the basis for fees paid to any such subadviser is not constant, and the relative amounts of fees paid to the various subadvisers of a Fund may fluctuate. These internal fluctuations, however, will not affect the total advisory fees paid by a Fund, which will remain fixed on the terms described below. The Adviser may, however, determine in its discretion to waive a portion of its fee if internal fluctuations in the fee to be paid to the subadvisers results in excess profit to the Adviser. Because the Adviser will pay each subadviser’s fees out of its own fees from the Funds, there will not be any “duplication” of advisory fees paid by the Funds.

WILSHIRE VARIABLE INSURANCE TRUST NOTES TO THE FINANCIAL STATEMENTS - (continued) December 31, 2007

For the year ended December 31, 2007, the Adviser provided services and assumed expenses pursuant to the amended Investment Advisory Agreement for which it received a fee based on each Fund’s average daily net assets, computed daily and payable monthly, at the following annual rates:

Fund	Rate on the First $1 Billion of Average Daily Net Assets	Rate on Average Daily Net Assets in Excess of $1 Billion
Equity Fund	0.700%	0.600%
Balanced Fund*	0.550	0.450
Income Fund	0.550	0.450
Short-Term Investment Fund	0.275	0.175
Small Cap Growth Fund	1.150	1.150
International Equity Fund	1.000	0.900
Socially Responsible Fund	0.850	0.750

*	The Balanced Fund operates under a “fund of funds” structure, primarily investing in shares of underlying funds. The Adviser directly receives from the Balanced Fund a fee based on the average daily net assets of the Balanced Fund that are not invested in underlying funds.
For the year ended December 31, 2007, the Adviser voluntarily waived and contractually reimbursed fees in the amounts listed below.

Fund	Fees Voluntarily Waived	Fees Contractually Reimbursed
Equity Fund	—	$16,533
Income Fund	—	84,020
Short-Term Investment Fund	$33,073	29,588
Small Cap Growth Fund	131,139	44,316
International Equity Fund	109,709	1,663
Socially Responsible Fund	—	13,567
Affiliated Broker — For the year ended December 31, 2007, brokerage commissions paid on investment transactions in the Equity Fund amounted to $396,076. The amount paid to Sanford C. Bernstein Co., an affiliate of the Fund’s subadviser, for the Equity Fund was $11,225.

The officers of the Trust receive remuneration from the Adviser. The Trust does not pay any remuneration to its officers with the exception of the Trust’s Chief Compliance Officer (“CCO”). The Trust and the Wilshire Mutual Funds, Inc. each pay a portion of the CCO’s compensation, and related out of pocket expenses, and the Adviser pays the remainder of such compensation. The Trust and the Wilshire Mutual Funds, Inc. together pay each independent trustee an annual Board member retainer of $10,000, an annual additional Board chair retainer of $16,000, a Board meeting fee of $1,500, a telephonic meeting fee of $1,000, an annual Committee member retainer of $4,000, an annual Committee chair retainer of $8,000 in lieu of the $4,000 Committee member retainer, and a Committee telephonic meeting fee of $500.

4.	Distribution and Service Plan.
The Funds have adopted a Rule 12b-1 distribution plan (the “Distribution Plan”). Pursuant to the Distribution Plan with the Funds, PFPC Distributors, Inc. (the “Distributor”) receives a distribution fee, payable by each Fund. The Distributor uses the fee to pay for distribution-related services for the Funds. Under the Distribution Plan, each Fund will pay to the Distributor a shareholder/distribution services fee computed at the annual rate of up to 0.25% of average daily net assets attributable to each Fund.

WILSHIRE VARIABLE INSURANCE TRUST NOTES TO THE FINANCIAL STATEMENTS - (continued) December 31, 2007

5.	Security Transactions.
For the year ended December 31, 2007, aggregate cost of purchases and proceeds from sales of securities, other than short-term investments and U.S. Government securities, were as follows:

Fund	Purchases	Proceeds from Sales
Equity Fund	$420,191,239	$458,443,794
Balanced Fund	24,393,575	29,200,021
Income Fund	$541,559,697	$599,738,842
Short-Term Investment Fund	—	—
Small Cap Growth Fund	62,878,781	64,110,524
International Equity Fund	59,031,116	58,242,039
Socially Responsible Fund	18,572,405	23,743,115
Purchases and sales of U.S. Government securities during the year ended December 31, 2007 were:

Fund	Purchases	Proceeds from sales
Income Fund	$148,789,224	$82,234,119
The cost, unrealized appreciation and depreciation for federal tax purposes at December 31, 2007 for each Fund is as follows:

Fund	Tax Cost	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized App/(Dep)
Equity Fund	$509,196,941	$62,921,467	$(53,767,021)	$9,154,446
Balanced Fund	230,763,044	19,798,305	(6,932,525)	12,865,780
Income Fund	159,620,862	2,533,866	(2,920,780)	(386,914)
Short-Term Investment Fund	5,492,320	1,630	(37)	1,593
Small Cap Growth Fund	63,737,518	9,869,048	(4,781,565)	5,087,483
International Equity Fund	48,119,928	7,885,175	(1,042,021)	6,843,154
Socially Responsible Fund	77,881,181	16,710,515	(7,670,919)	9,039,596

6.	Significant Shareholder Activity.
On December 31, 2007, the Funds had the following concentrations of shareholders holding 10% or more of the outstanding shares of the Funds. These represent omnibus shareholder accounts.

Fund
Equity Fund (2 omnibus shareholders)	90%
Balanced Fund (1 omnibus shareholder)	100%
Income Fund (2 omnibus shareholders)	97%
Short-Term Investment Fund (3 omnibus shareholders)	79%
Small Cap Growth Fund (1 omnibus shareholder)	96%
International Equity Fund (1 omnibus shareholder)	94%
Socially Responsible Fund (1 omnibus shareholder)	100%

7.	Tax Information.
No provision for Federal income taxes is required because each Fund qualifies as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and distributes to shareholders all of its taxable income and gains. Federal income tax regulations differ from accounting principles generally accepted in the United States of America; therefore, distributions determined in accordance with tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences.

In July 2006, the FASB released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the

WILSHIRE VARIABLE INSURANCE TRUST NOTES TO THE FINANCIAL STATEMENTS - (continued) December 31, 2007 financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the year of determination. Adoption of FIN 48 is required no later than the last business day of the first financial statement reporting period for fiscal years beginning after June 29, 2007 and is to be applied to all open tax years as of the effective date. The Funds file U. S. federal income tax returns and returns in various foreign jurisdictions in which it invests. While the statute of limitations remains open to examine the Fund’s U.S. federal income tax returns filed for the fiscal years 2004 to 2006, no examinations are in progress or anticipated at this time. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Management has completed their analysis and has determined that the adoption of FIN 48 will not have an impact on the Funds’ financial statements.

The Funds intend to retain realized gains to the extent of available capital loss carryforwards. At December 31, 2007, the following Funds had available for Federal income tax purposes unused capital losses as follows:

	Expiring December 31
	2010	2012	2013	2014
Short-Term Investment Fund	—	$572	$1,230	$168
Small Cap Growth Fund	$2,873,880	—	—	—
The following capital loss carryforwards were utilized in the current year:

Fund
Short-Term Investment Fund	$14
Small Cap Growth Fund	6,655,527
International Equity Fund	3,823,778
The tax character of distributions paid were:

Fund	2007 Ordinary Income	2007 Capital Gains	2006 Ordinary Income	2006 Capital Gains
Equity Fund	$28,746,251	$26,711,914	$4,626,832	$13,411,491
Balanced Fund	—	—	8,760,781	700,670
Income Fund	5,681,395	—	5,294,611	83,370
Short-Term Investment Fund	294,715	—	171,089	—
International Equity Fund	525,375	2,926,617	360,613	—
Socially Responsible Fund	1,494,356	4,561,226	1,193,995	8,661,729
At December 31, 2007, the components of distributable accumulated earnings/(losses) on a tax basis were as follows:

	Equity Fund	Balanced Fund	Income Fund	Short- Term Investment Fund	Small Cap Growth Fund	International Equity Fund	Socially Responsible Fund
Undistributed ordinary income/(loss)	$109,531	$12,582,402	$5,299,718	$95,846	$—	$223,235	$883,180
Accumulated capital gain/(loss)	673,547	11,917,147	—	(1,970)	$(2,873,880)	—	3,836,938
Unrealized appreciation/(depreciation)	9,154,446	$12,865,780	(383,228)	1,593	5,087,483	6,861,002	9,039,596

Total accumulated earnings/(loss)	$9,937,524	$37,365,329	$4,916,490	$95,469	$2,213,603	$7,084,237	$13,759,714

The differences between book and tax-basis unrealized appreciation/depreciation are attributable primarily to the tax deferral of losses on wash sales on all Funds as well as PFIC mark-to-market on the Income Fund.

WILSHIRE VARIABLE INSURANCE TRUST NOTES TO THE FINANCIAL STATEMENTS - (continued) December 31, 2007

8.	Reclassifications.
Accounting principles generally accepted in the United States of America require that certain components of net assets be reclassified between financial and tax reporting. The reclassifications primarily include: foreign currency capital gain/(loss) to ordinary income, foreign bond bifurcation, recharacterization of distributions, excess distributions not exceeding current year earnings and profits, PFIC capital gain to ordinary income and the write off of net operating loss to paid-in-capital. These reclassifications have no effect on net assets or net asset values per share. As of December 31, 2007, the reclassifications were as follows:

Fund	Increase/ (Decrease) Paid-in Capital	Increase/ (Decrease) Undistributed Net Investment Income	Increase/ (Decrease) Realized Capital Gains
Equity Fund	$(36,438)	$36,438	—
Balanced Fund	—	7,758,561	$(7,758,561)
Income Fund	773	(174,669)	173,896
Small Cap Growth Fund	(491,034)	491,034	—
International Equity Fund	—	19,016	(19,016)

9.	Indemnifications.
In the normal course of business, the Funds enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is dependent on claims that may be made against the Funds in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

WILSHIRE VARIABLE INSURANCE TRUST REPORTOF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of Wilshire Variable Insurance Trust:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Equity Fund, Balanced Fund, Income Fund, Short-Term Investment Fund, Small Cap Growth Fund, International Equity Fund, and Socially Responsible Fund (seven series of Wilshire Variable Insurance Trust, hereafter referred to as the “Funds”) at December 31, 2007, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2007 by correspondence with the custodian, brokers and underlying funds’ transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, PA

February 27, 2008

WILSHIRE VARIABLE INSURANCE TRUST ADDITIONAL FUND INFORMATION

A listing of the Trustees and Officers of the Trust, their ages and their principal occupations for the past five years is presented below. The address of each Trustee and Officer is 1299 Ocean Avenue, Suite 700, Santa Monica, California 90401.

Name and Age	Position(s) Held With Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios In Fund Complex Overseen By Trustee(2)	Other Directorships Held By Trustee
			NON-INTERESTED TRUSTEES

Roger A. Formisano, 59	Trustee	Since 2002	Vice President, University Medical Foundation, 2006-Present; formerly Director, The Center for Leadership and Applied Business; UW-Madison School of Business; Principal, R.A. Formisano & Company, LLC	20	Integrity Mutual Insurance Company; Wilshire Mutual Funds, Inc. (6 Portfolios)

Richard A. Holt, 66(3)	Trustee	Since 1998	Retired; formerly Senior Relationship Manager, Scudder Insurance Asset Management	20	Wilshire Mutual Funds, Inc. (6 Portfolios)

Harriet A. Russell, 66	Trustee	Since 1996; Trustee of Predecessor Funds from 1974 to 1983 and 1992 to 1996	President, Greater Cincinnati Credit Union; formerly Vice President, Cincinnati Board of Education; formerly teacher, Walnut Hills High School	20	Greater Cincinnati Credit Union Board, Wilshire Mutual Funds, Inc. (6 Portfolios)

George J. Zock, 57	Trustee, Chairman of the Board	Since 1996; Trustee of Predecessor Funds from 1995 to 1996	Independent consultant; formerly consultant, Horace Mann Service Corporation (2004 to 2005); formerly Executive Vice President, Horace Mann Life Insurance Company and Horace Mann Service Corporation (1997 to 2003)	20	Wilshire Mutual Funds, Inc. (6 Portfolios)

WILSHIRE VARIABLE INSURANCE TRUST ADDITIONAL FUND INFORMATION

Name and Age	Position(s) Held With Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios In Fund Complex Overseen By Trustee(2)	Other Directorships Held By Trustee
INTERESTED TRUSTEE AND OFFICERS

Lawrence Davanzo, 55(4)	Trustee, President	Since 2005	President, Wilshire Associates Incorporated (October 2007- present);Senior Managing Director, Wilshire Associates Incorporated (October 2004 to October 2007); Managing Director, Guggenheim Partners (August 2004 to October 2004); Independent Investor (August 2001 to August 2004); President, Investor Force Securities (February 2000 to August 2001); Managing Director and Founder, Asset Strategy Consultants (investment consulting firm) (February 1991 to February 2000)	20	Wilshire Associates Incorporated; Wilshire Mutual Funds, Inc. (6 Portfolios)

Danny S. Kang, CPA, 39	Treasurer	Since 2007	Vice President, Wilshire Associates Incorporated (since 2007); Senior Vice President, Countrywide (2004 to 2007)	N/A	N/A

Helen Thompson, 40	Chief Compliance Officer and Secretary	Since 2004	Managing Director, Wilshire Associates Incorporated (since 2003); Associate Director, First Quadrant, L.P. (2001 to 2003); Chief Investment Accountant, Financial Controller, Company Secretary, Associate Director, Compliance Officer (1996 to 2003), First Quadrant Limited	N/A	N/A

(1)
Each Trustee serves until the next shareholders’ meeting (and until the election and qualification of a successor), or until death, resignation, removal (as provided in the Trust’s Declaration of Trust) or retirement which takes effect no later that the May 1 following his or her 70th birthday. Officers are elected by the Board of Trustees on an annual basis to serve until their successors are elected and qualified.

(2)	The “Fund Complex” consists of all registered investment companies for which the Adviser serves as investment adviser, including the six series of Wilshire Mutual Funds, Inc.

(3)	Mr. Holt employs AllianceBernstein, subadviser to the Equity Fund and the Socially Responsible Fund, to manage assets that he controls.

(4)	Mr. Davanzo is an interested Trustee of the Trust due to his position with the Adviser.
The Trust’s Statement of Additional Information includes additional information about the Trustees of the Trust and is available, without charge, upon request, by calling 1-888-200-6796.

WILSHIRE VARIABLE INSURANCE TRUST ADDITIONAL FUND INFORMATION

Information on Proxy Voting

The Securities and Exchange Commission (“SEC”) has adopted the requirement that all funds file their complete proxy voting records with the SEC on an annual basis on Form N-PX. Such filing, for the 12-month period ended June 30, must be made no later than August 31 of each year.

A description of policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities, along with each Fund’s proxy voting record relating to portfolio securities held during the most recent 12-month period ended June 30 is available at no charge, upon request by calling 1-888-200-6796, or on the SEC’s website at http:// www.sec.gov.

Information on Form N-Q

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of period. The Trust’s Form N-Q will be available on the SEC’s website at http:// www.sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.

WILSHIRE VARIABLE INSURANCE TRUST BOARD APPROVAL OF ADVISORY AND SUB-ADVISORY AGREEMENTS

During the six months ended December 31, 2007, the Board of Trustees (the “Board”) of Wilshire Variable Insurance Trust (the “Trust”) approved the renewal for an additional one-year term of the Trust’s advisory agreement with Wilshire Associates Incorporated (“Wilshire” or the “Adviser”) on behalf of the Equity Fund, Socially Responsible Fund, Small Cap Growth Fund, Income Fund, International Equity Fund, Balanced Fund and Short-Term Investment Fund (the “Funds”). The Board also approved the renewal for additional one-year terms of Wilshire’s Subadvisory Agreements with each of the following subadvisers: AllianceBernstein L.P. (Equity Fund and Socially Responsible Fund), BNY Asset Management (Small Cap Growth Fund), Copper Rock Capital Partners, LLC (Small Cap Growth Fund), New York Life Investment Management LLC (Equity Fund), PanAgora Asset Management, Inc. (International Equity Fund), Pzena Investment Management, LLC (Equity Fund), Western Asset Management Company (Income Fund and Short-Term Investment Fund) and Western Asset Management Company Limited (Income Fund). In addition, the Board approved a new subadvisory agreement between Wilshire and Thomas White International, Ltd. (“Thomas White”) with respect to the International Equity Fund. In the following text, the Advisory Agreement between the Trust and Wilshire are referred to as the “Advisory Agreement,” the subadvisers are referred to as “Subadvisers” and the Subadvisory Agreements between Wilshire and each Subadviser are referred to as “Subadvisory Agreements.”

The information in this summary outlines the Board’s considerations associated with its approval of each Advisory Agreement and each Subadvisory Agreement. In connection with its deliberations regarding the continuation or approval of these relationships, the Board considered such information and factors as it believed to be relevant. As described below, the Board considered the nature, extent and quality of the services performed by Wilshire and the Subadviser under the existing arrangements and for Thomas White, the nature, extent and quality of the services to be performed; with respect to Wilshire, comparative fees and expense ratios as prepared by an independent provider (Lipper Inc.); the profits to be realized by Wilshire and the Subadvisers; the extent to which Wilshire and the Subadvisers realize or may realize economies of scale as a Fund grows; and whether any fall-out benefits are being or may be realized by Wilshire and the Subadvisers. In considering these matters, the Board was advised with respect to relevant legal standards by independent counsel. In addition, the Trustees who are not “interested persons” of the Trust as defined in the Investment Company Act of 1940 (the “Independent Trustees”) discussed the renewal of the Advisory Agreements with management and in private sessions with counsel at which no representatives of Wilshire were present and discussed the renewal or approval of the Subadvisory Agreements with management and in private sessions with counsel at which no representatives of Wilshire or the Subadvisers were present.

As required by the Investment Company Act of 1940, each approval was confirmed by the unanimous separate vote of the Independent Trustees. In deciding to approve renewal of each Advisory Agreement and each Subadvisory Agreement or to approve the new Subadvisory Agreement, the Board did not identify any single factor as controlling and this summary does not describe all of the matters considered. However, the Board concluded that each of the various factors referred to below favored such approval.

Information Requested and Received

The Board, including all the Independent Trustees, considered the renewal of the Subadvisory Agreements pursuant to a process that concluded at the Board’s August 24, 2007 meeting and the renewal of each Advisory Agreement and approval of the new Subadvisory Agreement pursuant to a process that concluded at the Board’s November 30, 2007 meeting, in each case following an extensive process. At the direction of the Independent Trustees, counsel to the Trust and the Independent Trustees sent a memorandum to the Adviser requesting information regarding the Subadvisory Agreements and the Advisory Agreements to be provided to the Trustees in advance of meetings of the Contract Review Committee (which is comprised of all the Independent Trustees) held on August 23, 2007 and November 29, 2007, respectively. Based upon a review of such information, counsel sent follow-up memoranda, on behalf of the Independent Trustees, requesting additional information to be considered at the August 23, 2007 and November 29, 2007 meetings.

In response to the requests for information, the Trustees received information from the Adviser as to each of the Funds describing: (i) the nature, extent and quality of services provided, (ii) the investment performance of each Fund as provided by Lipper Inc., (iii) the costs of services provided and estimated profits realized by the Adviser, (iv) the extent to which economies of scale are realized as a Fund grows, (v) whether fee levels reflect any possible economies of scale for the benefit of Fund shareholders, (vi) comparisons of services rendered and amounts paid to other registered investment companies as provided by Lipper Inc., and (vii) benefits realized by the Adviser from its relationship with each Fund. The Trustees received information from the Adviser regarding the factors underlying its recommendations to continue or approve each Subadvisory Agreement. The Trustees also received information from each Subadviser as to each Fund it managed

WILSHIRE VARIABLE INSURANCE TRUST BOARD APPROVAL OF ADVISORY AND SUB-ADVISORY AGREEMENTS (Continued)

and from Thomas White describing: (i) the nature, extent and quality of services provided or to be provided; (ii) the investment performance of the Subadviser in connection with the Fund or, for Thomas White, the investment performance for other funds managed by Thomas White that are similar to the Fund; (iii) the financial condition of the Subadviser; (iv) the extent to which economies of scale are or would be realized as a Fund grows; (v) whether fee levels reflect any possible economies of scale for the benefit of Fund shareholders; (vi) where applicable, comparisons of services rendered or to be rendered and amounts paid to other registered investment companies and any comparable advisory clients; and (vii) benefits realized or to be realized by the Subadviser from its relationship with the Fund. At each meeting, the Independent Trustees also received a memorandum from counsel describing their duties in connection with contract approvals, and they were assisted in their review by independent legal counsel.

Following the receipt of all information, the Contract Review Committee met on August 23, 2007 and November 29, 2007, as applicable, to discuss the information provided. Following its evaluation of all materials provided, the Contract Review Committee concluded that it was in the best interests of each Fund to renew the applicable Advisory and Subadvisory Agreements and recommended to the Board that such Advisory and Subadvisory Agreements be renewed. At its meetings on August 24, 2007 and November 30, 2007, as applicable, the Board considered the recommendation of the Contract Review Committee along with the other factors that the Board deemed relevant. At its meeting on November 30, 2007, the Board also considered a report from the Investment Committee (which is comprised solely of Independent Trustees) which, met on November 29, 2007 to review the data Lipper Inc. had prepared on performance, fees and expenses to assist the Board in the consideration of the Advisory Agreements and to review information regarding Thomas White.

Nature, Extent and Quality of Services - Wilshire

With respect to the nature, extent and quality of services provided by the Adviser, the Board reviewed the functions performed by the Adviser, noting that the Adviser performs administrative functions on behalf of the Funds and engages and oversees subadvisers to manage the assets of the Funds, except for the Balanced Fund, which has a fund-of-funds structure whereby it invests in shares of certain of the Funds. The Board considered the experience and skills of the senior management leading fund operations, the experience and skills of the personnel performing the functions under each Advisory Agreement and the resources made available to such personnel. The Board also considered the compliance programs established by the Adviser and the level of compliance maintained for the Funds. The Board concluded that appropriate resources were being provided under the agreements to administer the Trust’s affairs. The Board reviewed the processes used by the Adviser to select, monitor and replace subadvisers. The Board concluded that the Adviser was successful in negotiating favorable subadvisory agreements on behalf of the subadvised Funds. The Board concluded that the Adviser had a robust system in place for selecting, monitoring and terminating subadvisers. The Board also reviewed the Adviser’s financial condition. Based upon all relevant factors, the Board concluded that the nature, quality and extent of the services provided by the Adviser to each Fund are satisfactory.

The Board reviewed information on the performance of each Fund for one-, three-, five- and ten-year periods, as applicable, along with performance information of a relevant securities index, a peer group of funds from Lipper’s database (where applicable) and a peer universe of funds from Lipper’s database. For the Small Cap Growth Fund, the Board determined that performance was satisfactory, noting that the Fund had outperformed its Lipper peer group and peer universe for the one-year period and outperformed its benchmark for most periods. For the Socially Responsible Fund, the Board determined that performance was satisfactory, noting that the Fund’s performance was competitive as compared to its Lipper peer group and peer universe, and that over longer term periods it had outperformed its benchmark. For the Short-Term Investment Fund, the Board determined that performance was satisfactory, noting that the Fund had outperformed or was competitive as compared to its Lipper peer group and peer universe for the one- and three-year periods, and compared reasonably with its benchmark over longer periods. For the Equity Fund, the Board determined that performance was satisfactory, noting that it outperformed its Lipper peer group and the Fund’s performance was competitive as compared to its Lipper peer universe for the one-year period and that it was competitive with its benchmark over longer periods. For each of the Income Fund and the Balanced Fund, the Board determined that performance was satisfactory, noting that although the Funds had underperformed their Lipper peer group and peer universe, their performance relative to their benchmarks was competitive over longer periods. In addition, the Board noted that the unusual volatility in the credit market had negatively impacted the performance of the Income Fund. The Board noted the steps being taken to address the investment performance of the International Equity Fund, and concluded that such steps were reasonably designed to address performance issues.

WILSHIRE VARIABLE INSURANCE TRUST BOARD APPROVAL OF ADVISORY AND SUB-ADVISORY AGREEMENTS (Continued)

Advisory Fees

The Board reviewed each Fund’s advisory fee and total expense ratio and reviewed information comparing the advisory fee and total expense ratio to those of a peer group of funds. The Board determined that the advisory fee and expense ratio for each Fund were within a competitive range. Although the Board noted that the Socially Responsible Fund, Small Cap Growth Fund and International Equity Fund have relatively high contractual advisory fees in comparison to their Lipper peer groups, the Board recognized that the advisory fees charged to the Funds are primarily driven by the subadvisory fees paid, which the Board concluded were at competitive levels. In addition, the Board noted that pursuant to the Trust’s current arrangement with the Adviser, the Adviser waives fees and expenses for the Short-Term Investment Fund and voluntarily waives a portion of its advisory fees with respect to the Small Cap Growth Fund and the International Equity Fund. As to total expenses, the Board noted that total expenses are influenced by the small size of the complex. The Board received information regarding fees charged by the Adviser to other similar registered investment companies advised by the Adviser and determined such fees were comparable to those of the applicable funds. The Board concluded that the advisory fee for each Fund was reasonable and appropriate in amount.

Profitability to Wilshire and Economies of Scale

With respect to the profitability of each Advisory Agreement, the Board primarily considered the fee structure of the Advisory Agreement, including the costs of the services provided and the profits realized by the Adviser from its relationship with the Funds. The Board concluded that the profits realized by the Adviser were reasonable in comparison with the costs of providing investment advisory services to the Funds. In addition, the Board considered the extent to which economies of scale are realized as the Funds grow and whether fee levels reasonably reflect economies of scale for the benefit of shareholders. The Board reviewed each Fund’s asset size, each Fund’s expense ratio, the advisory fee waivers and/or expense reimbursements currently in place and whether the investment process produced economies of scale. The Board noted that the advisory fee for all Funds other than the Small Cap Growth Fund includes a breakpoint. The Board concluded that each Fund’s advisory fee reflects an appropriate recognition of any economies of scale.

Fall-Out Benefits - Wilshire

The Board considered the nature and amount of any benefits derived by the Adviser from its relationship with the Funds. The Board determined that the advisory fees were reasonable in light of these fall-out benefits.

Nature, Extent and Quality of Services - Subadvisers

As to each Subadvisory Agreement, the Board considered the nature, extent and quality of services provided or to be provided under each Subadvisory Agreement. The Board considered the reputation, qualifications and background of the Subadviser, investment approach of the Subadviser, the experience and skills of investment personnel responsible for the day-to-day management of each Fund, and the resources made available to such personnel. For the continuing Subadvisers, the Board also considered the Subadviser’s compliance with investment policies and general legal compliance. For Tho-mas White, the Board also considered the Subadviser’s general legal compliance and the assessment of the Trust’s chief compliance officer regarding the Subadviser’s compliance program. In addition, the Board considered the analysis provided under the Adviser’s oversight program, which concluded that each Subadviser was providing or would provide reasonable services and recommended that each Subadvisory Agreement for each Fund be continued or approved, as applicable.

Based upon all relevant factors, the Board concluded that the investment performance of Pzena and New York Life with respect to the Equity Fund, AllianceBernstein with respect to the Socially Responsible Fund, Copper Rock and BNY with respect to the Small Cap Growth Fund, PanAgora with respect to the Equity Fund and Western Asset and Western Asset Limited with respect to the Income Fund met or exceeded acceptable levels of investment performance and, therefore, was satisfactory. The Board noted AllianceBernstein’s underperformance with respect to the Equity Fund since AllianceBernstein’s investment strategy changed in August 2006, but determined to recommend continuation of the Subadvisory Agreement given AllianceBernstein’s short tenure employing the new investment strategy for the Equity Fund. The Board determined that Western Asset’s underperformance with respect to the Short-Term Investment Fund was a result of its small size and expenses and, therefore concluded that investment performance was satisfactory. The Board concluded that the investment performance for other funds managed by Thomas White similar to the International Equity Fund exceeded acceptable levels of investment performance and, therefore, was expected to be satisfactory.

WILSHIRE VARIABLE INSURANCE TRUST BOARD APPROVAL OF ADVISORY AND SUB-ADVISORY AGREEMENTS (Continued)

Subadvisory fees

The Board considered each Fund’s subadvisory fees. The Board evaluated the competitiveness of the subadvisory fees based upon data supplied by each Subadviser about the fees charged to other clients. The Board also considered that the subadvisory fee rates were negotiated at arm’s length between the Adviser and each Subadviser, that the Adviser compensates the Subadviser from its fees, and that the aggregate advisory fee was deemed reasonable by the Board.

For the Subadvisers that reported fees for “Other Clients” with comparable investment policies and services, the Board noted that most Subadvisers did not charge higher fees to the Adviser for the Funds than was charged to their Other Clients. For those Subadvisers where the fees charged to the Adviser were higher than that charged to Other Clients, the Board determined that the fees charged to the Adviser were generally competitive.

Based upon all of the above, the Board determined that the subadvisory fees for each Fund were reasonable.

Profitability to the Subadvisers

The Board noted that the Adviser compensates each Subadviser from its own advisory fees and that the fees were negotiated at arm’s length between the Adviser and each Subadviser. In addition, the Board noted that the revenues to the various Subadvisers were limited due to the size of the Funds. Accordingly, the Board concluded that they need not review estimated levels of profits to the Subadvisers in order to conclude, as they did, that profitability to the Subadvisers was not unreasonable.

Economies of Scale - Subadvisers

The Board considered whether there are or may be economies of scale with respect to the subadvisory services provided or to be provided to each Fund and whether the subadvisory fees reflect such economies of scale through breakpoints in fees. The Board also considered whether the effective subadvisory fee rate for each Fund under the Subadvisory Agreement is reasonable in relation to the asset size of such Fund. The Board concluded that the fee schedule for each Fund reflects an appropriate recognition of any economies of scale.

Fall-Out Benefits - Subadvisers

The Board also considered the character and amount of other incidental benefits received or to be received by each Subadviser. The Board considered each Subadviser’s soft dollar practices and, if applicable, use of affiliated brokerage. The Board concluded that, taking into account the benefits arising from these practices, the fees charged under each Subadvisory Agreement were reasonable.

Conclusion

Based upon all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreement continue to be fair and reasonable and that the continuation of the Advisory Agreement is in the best interests of each Fund. The Board also determined that the terms of each Subadvisory Agreement continue to be or are fair and reasonable and that the continuation or approval of each Subadvisory Agreement, as applicable, is in the best interests of each Fund.

WILSHIRE VARIABLE INSURANCE TRUST TAX INFORMATION (Unaudited)

Of the distributions made by the following Funds, the corresponding percentage represents the amount of each distribution which will qualify for the dividends received deduction available to corporate shareholders:

Fund	Percentage
Equity Fund	21.18%
Income Fund	0.34%
International Equity Fund	9.30%
Socially Responsible Fund	100.00%
The Funds designate long-term capital gain distributions pursuant to Section 852(b)(3) of the Internal Revenue Code as follows:

Fund
Equity Fund	$26,711,914
International Equity Fund	2,926,617
Socially Responsible Fund	4,561,226

WILSHIRE VARIABLE INSURANCE TRUST ANNUAL REPORT December 31, 2007

Wilshire Variable Insurance Trust

Equity Fund	Small Cap Growth Fund
Balanced Fund	International Equity Fund
Income Fund	Socially Responsible Fund
Short Term Investment Fund
Board Of Trustees

Roger A. Formisano	Lawrence E. Davanzo
Richard A. Holt	George J. Zock
Harriet A. Russell	Chairman of the Board
Officers of the Funds

Lawrence E. Davanzo	Danny S. Kang
President	Treasurer
Helen Thompson
Secretary and Chief Compliance Officer

Administrator and Transfer Agent	Investment Subadvisers (continued)
PFPC Inc.	New York Life Investment Management LLC
760 Moore Road	51 Madison Avenue
King of Prussia, PA 19406	New York, NY 15258

PanAgora Asset Management, Inc.
Investment Adviser	260 Franklin Street, 22nd Floor
Wilshire Associates Incorporated	Boston, MA 02110
1299 Ocean Avenue Santa Monica, CA 90401-1085	Pzena Investment Management, LLC 120 West 45th Street New York, NY 10036

Custodian	Thomas White International, Ltd.
PFPC Trust Company	440 South LaSalle Street, Suite 3900
The Eastwick Center	Chicago, IL 60605
8800 Tinicum Boulevard Philadelphia, PA 19153	Western Asset Management Company 117 E. Colorado Blvd., Suite 600 Pasadena, CA 91105

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP	Western Asset Management Limited
Two Commerce Square	155 Bishopsgate, London England
2001 Market Street, Suite 1700	EC2M 3XG
Philadelphia, PA 19103-7042
Investment Subadvisers

AllianceBernstein L.P.
767 Fifth Avenue
New York, NY 10153

BNY Asset Management
1633 Broadway, 13th Floor
New York, NY 10019

Copper Rock Capital Partners, LLC
200 Clarendon Street
Boston, MA 02116

Wilshire Associates Incorporated

1299 Ocean Avenue

Santa Monica, CA 90401

1-888-200-6796

ANNUAL REPORT

2010 AGGRESSIVE FUND

2010 MODERATE FUND

2010 CONSERVATIVE FUND

2015 MODERATE FUND

2025 MODERATE FUND

2035 MODERATE FUND

2045 MODERATE FUND

December 31, 2007

Shares of the Wilshire Variable Insurance Trust are sold only as the underlying investment for variable annuity contracts issued by insurance companies. This report is authorized for use in connection with any offering of the Trust’s shares only if accompanied or preceded by the Trust’s current prospectus.

Shares of the Wilshire Variable Insurance Trust are distributed by PFPC Distributors, Inc.

Dear Shareholders:

We are pleased to present this annual report to all shareholders of the Wilshire Variable Insurance Trust (the “Trust”) Target Maturity Funds (the “Funds”). This report covers the period from January 1, 2007 to December 31, 2007 (the “Period”), for the 2010 Aggressive Fund, 2010 Moderate Fund, 2010 Conservative Fund, 2015 Moderate Fund, 2025 Moderate Fund, 2035 Moderate Fund and 2045 Moderate Fund.

A disciplined approach to investing is the hallmark of the Wilshire Associates’ management of the Wilshire Variable Insurance Trust. Each of the Funds is constructed to provide shareholders diversified exposure to a segment of the global investment market. We are committed to provide our valued shareholders with investment vehicles they can rely on to provide an opportunity to generate long-term returns appropriate for retirement investing. We strive to provide you with excellent investment options and appreciate your continued confidence in our work as you plan for retirement.

Discussion of the Capital Markets for the Period

The most recent GDP figures showed improving economic activities during the 3rd quarter from the previous quarter. The GDP figure showed that the economy grew 4.9% during the 3rd quarter, confirming the solid 3.8% growth from the previous quarter. Inflation continued to be stable, particularly when measured excluding food & energy components. The core inflation rate grew at an annual rate of 2%, in line with the Federal Reserve’s comfort zone. However, inflationary concerns continued to weigh on investors’ minds as inflation was trending notably higher toward the end of the year. Rising energy prices were partially to blame for the persistent inflation concern. Oil prices advanced from $61 per barrel finishing the year at $96 per barrel, a whopping 57% increase over the Period. During the 4th quarter, oil prices flirted with the $100 a barrel level. Job growth slowed toward the end of the year with the addition of only 18,000 new jobs in the month of December while a total of 264,000 jobs were created in the two previous months. According to the Department of Labor, the unemployment rate inched up to 5%, the highest it had been since Q4 2006. The picture of the housing sector deteriorated further during the Period; existing home sales fell 20% year-over-year.

The sluggish domestic economy weighed heavily on the U.S. equity markets during the Period. The domestic market as measured by the comprehensive Dow Jones Wilshire 5000 Index (“Stock Index”) advanced 5.62% for the Period, continuing a positive trend for the 5th consecutive year. The strength within the market was seen in large cap stocks and growth stocks, which took over the leadership roles from small cap and value stocks. The small cap value segment of the market was mired by its heavy exposure to housing stocks and financial companies, two industries that lost considerable ground during the year. Growth stocks on the other hand performed well, especially within the small cap growth segment.

Growth stocks outperformed value stocks partially due to limited exposure to the financials sector, which was plagued by unrelenting losses from the sub-prime debt crisis. Financial stocks as a group are the largest component within the value indices, and their beleaguered performance contributed to the underperformance of value stocks for the year. For similar reasons, the Russell 1000 Value Index’s higher exposure to sub-prime mortgage originators contributed to its underperformance relative to the Russell 2000 Value Index over the Period. In contrast, cyclical sectors such as Industrials, Materials, and Energy continued to provide leadership and posted better returns over the Period.

For the sixth consecutive year, non-U.S. stocks performed better than U.S. stocks. In U.S. dollar terms, non-U.S. stocks as measured by the MSCI AC World ex U.S. Index returned 16.65% for the year versus the 5.62% return for the Stock Index. The continuing valuation of the dollar partially contributed to the advance of non-U.S. stocks and emerging markets around the world provided the strongest leadership, particularly from the BRIC countries (Brazil, Russia, India, and China). Developed foreign markets gained 11.17%, almost twice the gain of the U.S. market, and Emerging Markets had a spectacular year, returning 39.39% for the year.

The sub-prime debt crisis and the subsequent tightening of liquidity significantly impacted the bond market, especially high yield bonds. The Federal Reserve’s Open Market Committee continued with its interest rate tightening campaign throughout the year. The key Fed Funds Rate ended the year at 4.25%. Bond investors benefited from a broadly based flight to quality as high quality investment grade bonds, led by U.S. Treasury issues, returned more than domestic equities for the Period. The broad market index, the Lehman Brothers Aggregate Bond Index returned 6.96% for the year, more than the Stock Index return of 5.62% for the same period. The high yield bond segment of the bond market was marked by mortgage and sub-prime damages, its return substantially trailing the high credit quality U.S. Treasury securities. For the year, the Lehman Brothers U.S. High Yield index returned 1.83% versus the Lehman Brothers Long-term Treasury Index’s 9.81% return.

We appreciate our loyal shareholders’ business and your ongoing support. Thank you for your continued confidence in Wilshire Associates.

Sincerely,

Lawrence E. Davanzo, President

1

WILSHIRE VARIABLE INSURANCE TRUST 2010 AGGRESSIVE FUND COMMENTARY

Average Annual Total Return

One Year Ended 12/31/07	4.35%
Inception (05/1/06) through 12/31/07	5.86%
COMPARATIVE PERFORMANCE

Comparison of Change in Value of $10,000 Investment in the 2010 Aggressive Fund

and the Blended Benchmark through 12/31/07.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Returns assume reinvestment of all distributions. Annuity contract fees are not reflected in returns.

(1)	The Blended Benchmark is based on the Fund’s target allocation and is comprised of 40% S&P 500 Index, 8% Russell 2000 Growth Index, 16% MSCI EAFE Index, 17% Lehman Brothers Aggregate Bond Index and 19% Treasury Bill Index. The S&P 500 Index is an index comprised of 500 U.S. stocks. The Russell 2000 Growth Index is an index comprised of the Russell 2000 Growth securities with a greater-than-average growth orientation. The MSCI EAFE Index is a capitalization weighted measure of stock markets in Europe, Australia and the Far East. The Lehman Brothers Aggregate Bond Index is a market value-weighted index of investment grade fixed-rated debt issues, including government, corporate, asset-backed and mortgage-backed securities with a maturity of one year or more. The Treasury Bill Index consists of U.S. Treasury Bills with 90 day maturities. All indices are unmanaged. An individual cannot invest directly in any index. Index performance is presented for general comparative purposes.
Since inception, certain fees and expenses were waived and reimbursed. For the year ended December 31, 2007, fees totaling 8.45% of average net assets were waived and reimbursed. Without such waivers and reimbursements, total returns would have been lower.

2

WILSHIRE VARIABLE INSURANCE TRUST 2010 AGGRESSIVE FUND COMMENTARY - (Continued)

PORTFOLIO ALLOCATION**

(As of December 31, 2007)

The 2010 Aggressive Fund’s investment objective is to provide high total return until its target retirement date. Thereafter, the 2010 Aggressive Fund’s objective will be to seek high current income and, as a secondary objective, capital appreciation. The investment objective of the 2010 Aggressive Fund may be changed without a shareholder vote. The chart above provides an illustrative allocation among the underlying funds and the actual allocations may vary from time to time.

The 2010 Aggressive Fund returned 4.35% for the year ended December 31, 2007 (the “Period”). The Fund benefited from its equity exposures to both domestic and international stocks as the global equity market’s return was strong for the Period. The Fund’s investment in fixed income provided steady and stable income returns to investors. Over the Period, the Fund maintained approximately 65% of its assets in a diversified portfolio of domestic and international equities while investing the remaining 35% of its assets in high credit-quality intermediate-term and short-term bonds.

The 2010 Aggressive Fund attempts to achieve its objective by investing in other funds. You may invest in the underlying funds directly. By investing in the underlying funds indirectly through the 2010 Aggressive Fund, you will incur not only the expenses of the underlying funds, but also the expenses of the 2010 Aggressive Fund. The 2010 Aggressive Fund is subject to the risks of the underlying funds it holds.

**	Based on percent of Fund’s total long-term investments’ market value.

3

WILSHIRE VARIABLE INSURANCE TRUST 2010 MODERATE FUND COMMENTARY

Average Annual Total Return

One Year Ended 12/31/07	4.47%
Inception (05/1/06) through 12/31/07	5.51%
COMPARATIVE PERFORMANCE

Comparison of Change in Value of $10,000 Investment in the 2010 Moderate Fund

and the Blended Benchmark through 12/31/07.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Returns assume reinvestment of all distributions. Annuity contract fees are not reflected in returns.

(1)	The Blended Benchmark is based on the Fund’s target allocation and is comprised of 25% S&P 500 Index, 6% Russell 2000 Growth Index, 10% MSCI EAFE Index, 22% Lehman Brothers Aggregate Bond Index and 37% Treasury Bill Index. The S&P 500 Index is an index comprised of 500 U.S. stocks. The Russell 2000 Growth Index is an index comprised of the Russell 2000 Growth securities with a greater-than-average growth orientation. The MSCI EAFE Index is a capitalization weighted measure of stock markets in Europe, Australia and the Far East. The Lehman Brothers Aggregate Bond Index is a market value-weighted index of investment grade fixed-rated debt issues, including government, corporate, asset-backed and mortgage-backed securities with a maturity of one year or more. The Treasury Bill Index consists of U.S. Treasury Bills with 90 day maturities. All indices are unmanaged. An individual cannot invest directly in any index. Index performance is presented for general comparative purposes.
Since inception, certain fees and expenses were waived and reimbursed. For the year ended December 31, 2007, fees totaling 3.10% of average net assets were waived and reimbursed. Without such waivers and reimbursements, total returns would have been lower.

4

WILSHIRE VARIABLE INSURANCE TRUST 2010 MODERATE FUND COMMENTARY - (Continued)

PORTFOLIO ALLOCATION**

(As of December 31, 2007)

The 2010 Moderate Fund’s investment objective is to provide high total return until its target retirement date. Thereafter, the 2010 Moderate Fund’s objective will be to seek high current income and, as a secondary objective, capital appreciation. The investment objective of the 2010 Moderate Fund may be changed without a shareholder vote. The chart above provides an illustrative allocation among the underlying funds and the actual allocations may vary from time to time.

The 2010 Moderate Fund returned 4.47% for the year ended December 31, 2007 (the “Period”). The Fund benefited from its equity exposures to both domestic and international stocks as the global equity market’s return was strong for the Period. The Fund’s investment in fixed income provided steady and stable income returns to investors. Investors’ objectives of seeking current income and capital appreciation are balanced in the Fund’s portfolio, which maintained approximately 59% of its assets in high-credit quality intermediate-term and short-term bond investments while investing the remaining 41% in diversified domestic and international equities.

The 2010 Moderate Fund attempts to achieve its objective by investing in other funds. You may invest in the underlying funds directly. By investing in the underlying funds indirectly through the 2010 Moderate Fund, you will incur not only the expenses of the underlying funds, but also the expenses of the 2010 Moderate Fund. The 2010 Moderate Fund is subject to the risks of the underlying funds it holds.

**	Based on percent of Fund’s total long-term investments’ market value.

5

WILSHIRE VARIABLE INSURANCE TRUST 2010 CONSERVATIVE FUND COMMENTARY

Average Annual Total Return

One Year Ended 12/31/07	3.93%
Inception (05/1/06) through 12/31/07	5.13%
COMPARATIVE PERFORMANCE

Comparison of Change in Value of $10,000 Investment in the 2010 Conservative Fund

and the Blended Benchmark through 12/31/07.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Returns assume reinvestment of all distributions. Annuity contract fees are not reflected in returns.

(1)	The Blended Benchmark is based on the Fund’s target allocation and is comprised of 12% S&P 500 Index, 2% Russell 2000 Growth Index, 7% MSCI EAFE Index, 35% Lehman Brothers Aggregate Bond Index and 44% Treasury Bill Index. The S&P 500 Index is an index comprised of 500 U.S. stocks. The Russell 2000 Growth Index is an index comprised of the Russell 2000 Growth securities with a greater-than-average growth orientation. The MSCI EAFE Index is a capitalization weighted measure of stock markets in Europe, Australia and the Far East. The Lehman Brothers Aggregate Bond Index is a market value-weighted index of investment grade fixed-rated debt issues, including government, corporate, asset-backed and mortgage-backed securities with a maturity of one year or more. The Treasury Bill Index consists of U.S. Treasury Bills with 90 day maturities. All indices are unmanaged. An individual cannot invest directly in any index. Index performance is presented for general comparative purposes.
Since inception, certain fees and expenses were waived and reimbursed. For the year ended December 31, 2007, fees totaling 5.46% of average net assets were waived and reimbursed. Without such waivers and reimbursements, total returns would have been lower.

6

WILSHIRE VARIABLE INSURANCE TRUST 2010 CONSERVATIVE FUND COMMENTARY - (Continued)

PORTFOLIO ALLOCATION**

(As of December 31, 2007)

The 2010 Conservative Fund’s investment objective is to provide high total return until its target retirement date. Thereafter, the 2010 Conservative Fund’s objective will be to seek high current income and, as a secondary objective, capital appreciation. The investment objective of the 2010 Conservative Fund may be changed without a shareholder vote. The chart above provides an illustrative allocation among the underlying funds and the actual allocations may vary from time to time.

The 2010 Conservative Fund returned 3.93% for the year ended December 31, 2007 (the “Period”). The Fund’s investment in fixed income provided steady and stable income returns to investors. The Fund’s small allocation to the globally balanced equity markets added to its return as equity returns far exceeded the returns from bonds for the Period. For conservative investors seeking current income and preservation of capital, the Fund maintained approximately 80% of its assets in high-credit quality intermediate-term and short-term bond investments over the Period.

The 2010 Conservative Fund attempts to achieve its objective by investing in other funds. You may invest in the underlying funds directly. By investing in the underlying funds indirectly through the 2010 Conservative Fund, you will incur not only the expenses of the underlying funds, but also the expenses of the 2010 Conservative Fund. The 2010 Conservative Fund is subject to the risks of the underlying funds it holds.

**	Based on percent of Fund’s total long-term investments’ market value.

7

WILSHIRE VARIABLE INSURANCE TRUST 2015 MODERATE FUND COMMENTARY

Average Annual Total Return

One Year Ended 12/31/07	4.57%
Inception (05/1/06) through 12/31/07	6.00%
COMPARATIVE PERFORMANCE

Comparison of Change in Value of $10,000 Investment in the 2015 Moderate Fund

and the Blended Benchmark through 12/31/07.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Returns assume reinvestment of all distributions. Annuity contract fees are not reflected in returns.

(1)	The Blended Benchmark is based on the Fund’s target allocation and is comprised of 32% S&P 500 Index, 8% Russell 2000 Growth Index, 11% MSCI EAFE Index, 22% Lehman Brothers Aggregate Bond Index and 27% Treasury Bill Index. The S&P 500 Index is an index comprised of 500 U.S. stocks. The Russell 2000 Growth Index is an index comprised of the Russell 2000 Growth securities with a greater-than-average growth orientation. The MSCI EAFE Index is a capitalization weighted measure of stock markets in Europe, Australia and the Far East. The Lehman Brothers Aggregate Bond Index is a market value-weighted index of investment grade fixed-rated debt issues, including government, corporate, asset-backed and mortgage-backed securities with a maturity of one year or more. The Treasury Bill Index consists of U.S. Treasury Bills with 90 day maturities. All indices are unmanaged. An individual cannot invest directly in any index. Index performance is presented for general comparative purposes.
Since inception, certain fees and expenses were waived and reimbursed. For the year ended December 31, 2007, fees totaling 0.85% of average net assets were waived and reimbursed. Without such waivers and reimbursements, total returns would have been lower.

8

WILSHIRE VARIABLE INSURANCE TRUST 2015 MODERATE FUND COMMENTARY - (Continued)

PORTFOLIO ALLOCATION**

(As of December 31, 2007)

The 2015 Moderate Fund’s investment objective is to provide high total return until its target retirement date. Thereafter, the 2015 Moderate Fund’s objective will be to seek high current income and, as a secondary objective, capital appreciation. The investment objective of the 2015 Moderate Fund may be changed without a shareholder vote. The chart above provides an illustrative allocation among the underlying funds and the actual allocations may vary from time to time.

The 2015 Moderate Fund returned 4.57% for the year ended December 31, 2007 (the “Period”). The Fund benefited from its equity exposures to both domestic and international stocks as the global equity market’s return was strong for the Period. The Fund’s investment in fixed income provided steady and stable income returns to investors. Investors’ objectives of seeking current income and capital appreciation are balanced in the Fund’s portfolio, which maintained approximately 49% of its assets in high-credit quality intermediate-term and short-term bond investments while investing the remaining 51% in diversified domestic and international equities.

The 2015 Moderate Fund attempts to achieve its objective by investing in other funds. You may invest in the underlying funds directly. By investing in the underlying funds indirectly through the 2015 Moderate Fund, you will incur not only the expenses of the underlying funds, but also the expenses of the 2015 Moderate Fund. The 2015 Moderate Fund is subject to the risks of the underlying funds it holds.

**	Based on percent of Fund’s total long-term investments’ market value.

9

WILSHIRE VARIABLE INSURANCE TRUST 2025 MODERATE FUND COMMENTARY

Average Annual Total Return

One Year Ended 12/31/07	4.36%
Inception (05/1/06) through 12/31/07	6.22%
COMPARATIVE PERFORMANCE

Comparison of Change in Value of $10,000 Investment in the 2025 Moderate Fund

and the Blended Benchmark through 12/31/07.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Returns assume reinvestment of all distributions. Annuity contract fees are not reflected in returns.

(1)	The Blended Benchmark is based on the Fund’s target allocation and is comprised of 42% S&P 500 Index, 9% Russell 2000 Growth Index, 11% MSCI EAFE Index, 20% Lehman Brothers Aggregate Bond Index and 18% Treasury Bill Index. The S&P 500 Index is an index comprised of 500 U.S. stocks. The Russell 2000 Growth Index is an index comprised of the Russell 2000 Growth securities with a greater-than-average growth orientation. The MSCI EAFE Index is a capitalization weighted measure of stock markets in Europe, Australia and the Far East. The Lehman Brothers Aggregate Bond Index is a market value-weighted index of investment grade fixed-rated debt issues, including government, corporate, asset-backed and mortgage-backed securities with a maturity of one year or more. The Treasury Bill Index consists of U.S. Treasury Bills with 90 day maturities. All indices are unmanaged. An individual cannot invest directly in any index. Index performance is presented for general comparative purposes.
Since inception, certain fees and expenses were waived and reimbursed. For the year ended December 31, 2007, fees totaling 1.22% of average net assets were waived and reimbursed. Without such waivers and reimbursements, total returns would have been lower.

10

WILSHIRE VARIABLE INSURANCE TRUST 2025 MODERATE FUND COMMENTARY - (Continued)

PORTFOLIO ALLOCATION**

(As of December 31, 2007)

The 2025 Moderate Fund’s investment objective is to provide high total return until its target retirement date. Thereafter, the 2025 Moderate Fund’s objective will be to seek high current income and, as a secondary objective, capital appreciation. The investment objective of the 2025 Moderate Fund may be changed without a shareholder vote. The chart above provides an illustrative allocation among the underlying funds and the actual allocations may vary from time to time.

The 2025 Moderate Fund returned 4.36% for the year ended December 31, 2007 (the “Period”). The Fund benefited from its equity exposures to both domestic and international stocks as the global equity market’s return was strong for the Period. The Fund’s investment in fixed income provided steady and stable income returns to investors. Investors’ objectives of current income and capital appreciation are balanced in the Fund’s portfolio, which maintained approximately 38% of its assets in high-credit quality intermediate-term and short-term bond investments while investing the remaining 62% in diversified domestic and international equities.

The 2025 Moderate Fund attempts to achieve its objective by investing in other funds. You may invest in the underlying funds directly. By investing in the underlying funds indirectly through the 2025 Moderate Fund, you will incur not only the expenses of the underlying funds, but also the expenses of the 2025 Moderate Fund. The 2025 Moderate Fund is subject to the risks of the underlying funds it holds.

**	Based on percent of Fund’s total long-term investments’ market value.

11

WILSHIRE VARIABLE INSURANCE TRUST 2035 MODERATE FUND COMMENTARY

Average Annual Total Return

One Year Ended 12/31/07	4.61%
Inception (05/1/06) through 12/31/07	6.20%
COMPARATIVE PERFORMANCE

Comparison of Change in Value of $10,000 Investment in the 2035 Moderate Fund

and the Blended Benchmark through 12/31/07.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Returns assume reinvestment of all distributions. Annuity contract fees are not reflected in returns.

(1)	The Blended Benchmark is based on the Fund’s target allocation and is comprised of 57% S&P 500 Index, 13% Russell 2000 Growth Index, 12% MSCI EAFE Index, 10% Lehman Brothers Aggregate Bond Index and 8% Treasury Bill Index. The S&P 500 Index is an index comprised of 500 U.S. stocks. The Russell 2000 Growth Index is an index comprised of the Russell 2000 Growth securities with a greater-than-average growth orientation. The MSCI EAFE Index is a capitalization weighted measure of stock markets in Europe, Australia and the Far East. The Lehman Brothers Aggregate Bond Index is a market value-weighted index of investment grade fixed-rated debt issues, including government, corporate, asset-backed and mortgage-backed securities with a maturity of one year or more. The Treasury Bill Index consists of U.S. Treasury Bills with 90 day maturities. All indices are unmanaged. An individual cannot invest directly in any index. Index performance is presented for general comparative purposes.
Since inception, certain fees and expenses were waived and reimbursed. For the year ended December 31, 2007, fees totaling 2.87% of average net assets were waived and reimbursed. Without such waivers and reimbursements, total returns would have been lower.

12

WILSHIRE VARIABLE INSURANCE TRUST 2035 MODERATE FUND COMMENTARY - (Continued)

PORTFOLIO ALLOCATION**

(As of December 31, 2007)

The 2035 Moderate Fund’s investment objective is to provide high total return until its target retirement date. Thereafter, the 2035 Moderate Fund’s objective will be to seek high current income and, as a secondary objective, capital appreciation. The investment objective of the 2035 Moderate Fund may be changed without a shareholder vote. The chart above provides an illustrative allocation among the underlying funds and the actual allocations may vary from time to time.

The 2035 Moderate Fund returned 4.61% for the year ended December 31, 2007 (the “Period”). The Fund benefited from its equity exposures to both domestic and international stocks as the global equity market’s return was strong for the Period. The Fund’s investment in fixed income provided steady and stable income returns to investors. Investors’ objectives of current income and capital appreciation are balanced in the Fund’s portfolio, which maintained 82% of its assets in a diversified portfolio of domestic and international equities while investing the remaining 18% of its assets in high-credit quality intermediate-term and short-term bonds over the Period.

The 2035 Moderate Fund attempts to achieve its objective by investing in other funds. You may invest in the underlying funds directly. By investing in the underlying funds indirectly through the 2035 Moderate Fund, you will incur not only the expenses of the underlying funds, but also the expenses of the 2035 Moderate Fund. The 2035 Moderate Fund is subject to the risks of the underlying funds it holds.

**	Based on percent of Fund’s total long-term investments’ market value.

13

WILSHIRE VARIABLE INSURANCE TRUST 2045 MODERATE FUND COMMENTARY

Average Annual Total Return

One Year Ended 12/31/07	3.95%
Inception (05/1/06) through 12/31/07	5.91%
COMPARATIVE PERFORMANCE

Comparison of Change in Value of $10,000 Investment in the 2045 Moderate Fund

and the Blended Benchmark through 12/31/07.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Returns assume reinvestment of all distributions. Annuity contract fees are not reflected in returns.

(1)	The Blended Benchmark is based on the Fund’s target allocation and is comprised of 70% S&P 500 Index, 13% Russell 2000 Growth Index, 15% MSCI EAFE Index and 2% Lehman Brothers Aggregate Bond Index. The S&P 500 Index is an index comprised of 500 U.S. stocks. The Russell 2000 Growth Index is an index comprised of the Russell 2000 Growth securities with a greater-than-average growth orientation. The MSCI EAFE Index is a capitalization weighted measure of stock markets in Europe, Australia and the Far East. The Lehman Brothers Aggregate Bond Index is a market value-weighted index of investment grade fixed-rated debt issues, including government, corporate, asset-backed and mortgage-backed securities with a maturity of one year or more. All indices are unmanaged. An individual cannot invest directly in any index. Index performance is presented for general comparative purposes.
Since inception, certain fees and expenses were waived and reimbursed. For the year ended December 31, 2007, fees totaling 5.17% of average net assets were waived and reimbursed. Without such waivers and reimbursements, total returns would have been lower.

14

WILSHIRE VARIABLE INSURANCE TRUST 2045 MODERATE FUND COMMENTARY - (Continued)

PORTFOLIO ALLOCATION**

(As of December 31, 2007)

The 2045 Moderate Fund’s investment objective is to provide high total return until its target retirement date. Thereafter, the 2045 Moderate Fund’s objective will be to seek high current income and, as a secondary objective, capital appreciation. The investment objective of the 2045 Moderate Fund may be changed without a shareholder vote. The chart above provides an illustrative allocation among the underlying funds and the actual allocations may vary from time to time.

The 2045 Moderate Fund returned 3.95% for the year ended December 31, 2007 (the “Period”). The Fund benefited from its equity exposures to both domestic and international stocks as the global equity market’s return was strong for the Period. Given the long invesment horizon of the Fund’s investors, the Fund’s primary investment objective is capital appreciation. Over the Period, the Fund maintained consistent equity exposures to both domestic and international equities. It is expected, however, that as the Fund moves closer to its targeted retirement or maturity date its portfolio will gradually become less equity-oriented and more balanced with higher fixed income allocations.

The 2045 Moderate Fund attempts to achieve its objective by investing in other funds. You may invest in the underlying funds directly. By investing in the underlying funds indirectly through the 2045 Moderate Fund, you will incur not only the expenses of the underlying funds, but also the expenses of the 2045 Moderate Fund. The 2045 Moderate Fund is subject to the risks of the underlying funds it holds.

**	Based on percent of Fund’s total long-term investments’ market value.

15

WILSHIRE VARIABLE INSURANCE TRUST DISCLOSUREOF FUND EXPENSES For the Six Month Period Ended December 31, 2007 (Unaudited)

We believe it is important for you to understand the impact of fees regarding your investment. All mutual funds have operating expenses. As a shareholder of a mutual fund, you incur ongoing costs, which include costs for investment advisory, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund. A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing fees (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

This table illustrates your Fund’s costs in two ways:

Actual Fund Return: This section helps you to estimate the actual expenses, after any applicable fee waivers, that you paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return for the period, the “Expense Ratio” column shows the period’s annualized expense ratio, and the “Expenses Paid During Period” column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund at the beginning of the period.

You may use the information here, together with your account value, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Fund in the first line under the heading entitled “Expenses Paid During Period.”

Hypothetical 5% Return: This section is intended to help you compare your Fund’s costs with those of other mutual funds. The “Ending Account Value” shown is derived from hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and assumed rate of return. It assumes that the Fund had an annual return of 5% before expenses, but that the expense ratio is unchanged. In this case, because the return used is not the Fund’s actual return, the results do not apply to your investment. This example is useful in making comparisons to other mutual funds because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on an assumed 5% annual return. You can assess your Fund’s ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight and help you compare your ongoing costs only and do not reflect any transactional costs such as sales charges (loads), redemption fees, or exchange fees. Wilshire Variable Insurance Trust has no such charges or fees, but they may be present in other funds to which you compare this data. Therefore, the hypothetical portions of the table are useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds.

16

WILSHIRE VARIABLE INSURANCE TRUST DISCLOSURE OF FUND EXPENSES - (Continued) For the Six Month Period Ended December 31, 2007 (Unaudited)

	Beginning Account Value 7/1/2007	Ending Account Value 12/31/2007	Expense Ratio(1)(2)	Expenses Paid During Period 7/1/2007-12/31/2007(3)(4)
2010 Aggressive Fund
Actual Fund Return	$1,000.00	$991.79	0.50%	$2.52
Hypothetical 5% Return	$1,000.00	$1,022.81	0.50%	$2.56
2010 Moderate Fund
Actual Fund Return	$1,000.00	$1,002.48	0.50%	$2.54
Hypothetical 5% Return	$1,000.00	$1,022.81	0.50%	$2.56
2010 Conservative Fund
Actual Fund Return	$1,000.00	$1,013.18	0.50%	$2.55
Hypothetical 5% Return	$1,000.00	$1,022.81	0.50%	$2.56
2015 Moderate Fund
Actual Fund Return	$1,000.00	$998.38	0.50%	$2.53
Hypothetical 5% Return	$1,000.00	$1,022.81	0.50%	$2.56
2025 Moderate Fund
Actual Fund Return	$1,000.00	$993.92	0.50%	$2.53
Hypothetical 5% Return	$1,000.00	$1,022.81	0.50%	$2.56
2035 Moderate Fund
Actual Fund Return	$1,000.00	$981.09	0.50%	$2.51
Hypothetical 5% Return	$1,000.00	$1,022.81	0.50%	$2.56
2045 Moderate Fund
Actual Fund Return	$1,000.00	$966.40	0.50%	$2.49
Hypothetical 5% Return	$1,000.00	$1,022.81	0.50%	$2.56

(1)	The expense ratio does not include the expenses of the affiliated funds.

(2)	Annualized, based on the Fund’s expenses for the period.

(3)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the period, then divided by 365.

(4)	Expenses shown do not include annuity contract fees.

17

WILSHIRE VARIABLE INSURANCE TRUST SCHEDULESOF INVESTMENTS	December 31, 2007

2010 Aggressive Fund

Shares		Value
INVESTMENTS IN UNDERLYING FUNDS — 101.3%
18,611	Wilshire Variable Insurance Trust Equity Fund*	$427,490
12,902	Wilshire Variable Insurance Trust Income Fund*	158,689
10,681	Wilshire Variable Insurance Trust International Equity Fund*	175,590
17,962	Wilshire Variable Insurance Trust Short-Term Investment Fund*	190,573
5,753	Wilshire Variable Insurance Trust Small Cap Growth Fund*	93,311

Total Investments in Underlying Funds (Cost $1,104,099)		1,045,653
Other Assets & Liabilities, Net — (1.3)%		(12,943)

NET ASSETS — 100.0%		$1,032,710

2010 Moderate Fund

Shares		Value
INVESTMENTS IN UNDERLYING FUNDS — 101.5%
32,224	Wilshire Variable Insurance Trust Equity Fund*	$740,188
43,331	Wilshire Variable Insurance Trust Income Fund*	532,971
18,934	Wilshire Variable Insurance Trust International Equity Fund*	311,281
83,061	Wilshire Variable Insurance Trust Short-Term Investment Fund*	881,274
11,344	Wilshire Variable Insurance Trust Small Cap Growth Fund*	184,005

Total Investments in Underlying Funds (Cost $2,769,521)		2,649,719
Other Assets & Liabilities, Net — (1.5)%		(38,414)

NET ASSETS — 100.0%		$2,611,305

2010 Conservative Fund

Shares		Value
INVESTMENTS IN UNDERLYING FUNDS — 99.9%
7,528	Wilshire Variable Insurance Trust Equity Fund*	$172,919
25,843	Wilshire Variable Insurance Trust Income Fund*	317,867
5,454	Wilshire Variable Insurance Trust International Equity Fund*	89,666
38,663	Wilshire Variable Insurance Trust Short-Term Investment Fund*	410,215
1,871	Wilshire Variable Insurance Trust Small Cap Growth Fund*	30,343

Total Investments in Underlying Funds (Cost $1,053,065)		1,021,010
Other Assets & Liabilities, Net — 0.1%		589

NET ASSETS — 100.0%		$1,021,599

2015 Moderate Fund

Shares		Value
INVESTMENTS IN UNDERLYING FUNDS — 99.3%
117,978	Wilshire Variable Insurance Trust Equity Fund*	$2,709,952
153,320	Wilshire Variable Insurance Trust Income Fund*	1,885,836
65,930	Wilshire Variable Insurance Trust International Equity Fund*	1,083,884
194,053	Wilshire Variable Insurance Trust Short-Term Investment Fund*	2,058,904
46,725	Wilshire Variable Insurance Trust Small Cap Growth Fund*	757,881

Total Investments in Underlying Funds (Cost $8,888,409)		8,496,457
Other Assets & Liabilities, Net — 0.7%		58,743

NET ASSETS — 100.0%		$8,555,200

See Notes to Financial Statements.

18

WILSHIRE VARIABLE INSURANCE TRUST SCHEDULES OF INVESTMENTS - (Continued)	December 31, 2007

2025 Moderate Fund

Shares		Value
INVESTMENTS IN UNDERLYING FUNDS — 97.5%
125,053	Wilshire Variable Insurance Trust Equity Fund*	$2,872,475
101,001	Wilshire Variable Insurance Trust Income Fund*	1,242,313
53,635	Wilshire Variable Insurance Trust International Equity Fund*	881,762
110,671	Wilshire Variable Insurance Trust Short-Term Investment Fund*	1,174,217
41,928	Wilshire Variable Insurance Trust Small Cap Growth Fund*	680,070

Total Investments in Underlying Funds (Cost $7,232,332)		6,850,837
Other Assets & Liabilities, Net — 2.5%		177,056

NET ASSETS — 100.0%		$7,027,893

2035 Moderate Fund

Shares		Value
INVESTMENTS IN UNDERLYING FUNDS — 99.3%
85,632	Wilshire Variable Insurance Trust Equity Fund*	$1,966,964
29,707	Wilshire Variable Insurance Trust Income Fund*	365,402
32,332	Wilshire Variable Insurance Trust International Equity Fund*	531,530
27,362	Wilshire Variable Insurance Trust Short-Term Investment Fund*	290,310
26,309	Wilshire Variable Insurance Trust Small Cap Growth Fund*	426,738

Total Investments in Underlying Funds (Cost $3,845,788)		3,580,944
Other Assets & Liabilities, Net — 0.7%		25,949

NET ASSETS — 100.0%		$3,606,893

2045 Moderate Fund

Shares		Value
INVESTMENTS IN UNDERLYING FUNDS — 99.2%
53,874	Wilshire Variable Insurance Trust Equity Fund*	$1,237,493
3,098	Wilshire Variable Insurance Trust Income Fund*	38,108
21,216	Wilshire Variable Insurance Trust International Equity Fund*	348,795
13,588	Wilshire Variable Insurance Trust Small Cap Growth Fund*	220,392

Total Investments in Underlying Funds (Cost $2,026,835)		1,844,788
Other Assets & Liabilities, Net — 0.8%		15,306

NET ASSETS — 100.0%		$1,860,094

*	Affiliated fund.
See Notes to Financial Statements.

19

WILSHIRE VARIABLE INSURANCE TRUST STATEMENTSOF ASSETS AND LIABILITIES December 31, 2007

	2010 AGGRESSIVE FUND	2010 MODERATE FUND	2010 CONSERVATIVE FUND	2015 MODERATE FUND	2025 MODERATE FUND	2035 MODERATE FUND	2045 MODERATE FUND
ASSETS:
Investments, at cost (Note 2)	$1,104,099	$2,769,521	$1,053,065	$8,888,409	$7,232,332	$3,845,788	$2,026,835

Investments, at value (Note 2),^ See accompanying schedules	$1,045,653	$2,649,719	$1,021,010	$8,496,457	$6,850,837	$3,580,944	$1,844,788
Receivable for Fund shares sold	—	3,349	2,386	83,426	193,876	31,699	16,882
Due from Adviser (Note 3)	9,517	5,995	8,095	—	—	6,660	8,867
Dividends and interest receivable	81	182	23	608	530	214	140

Total Assets	1,055,251	2,659,245	1,031,514	8,580,491	7,045,243	3,619,517	1,870,677

LIABILITIES:
Payable for Fund shares redeemed	13,527	39,069	1,146	8,319	6,244	3,141	1,568
Investment advisory fees payable (Note 3)	—	—	—	7,681	1,602	—	—
Administration and Accounting fees payable	4,165	4,164	4,165	4,161	4,162	4,164	4,165
Chief Compliance Officer fees	20	29	22	65	50	31	23
Custody fees payable	2,422	2,273	2,224	2,313	2,364	2,516	2,260
Transfer Agent fees payable	1,250	1,250	1,250	1,250	1,250	1,250	1,250
Accrued expenses and other payables	1,157	1,155	1,108	1,502	1,678	1,522	1,317

Total Liabilities	22,541	47,940	9,915	25,291	17,350	12,624	10,583

NET ASSETS	$1,032,710	$2,611,305	$1,021,599	$8,555,200	$7,027,893	$3,606,893	$1,860,094

NET ASSETS consist of:
Undistributed accumulated net investment income	$37,232	$91,706	$37,769	$287,050	$248,621	$137,277	$74,075
Accumulated net realized gain on investments	30,589	53,055	20,685	193,415	195,209	129,486	96,456
Net unrealized depreciation of investments	(58,446)	(119,802)	(32,055)	(391,952)	(381,495)	(264,844)	(182,047)
Paid-in capital	1,023,335	2,586,346	995,200	8,466,687	6,965,558	3,604,974	1,871,610

NET ASSETS	$1,032,710	$2,611,305	$1,021,599	$8,555,200	$7,027,893	$3,606,893	$1,860,094

SHARES OUTSTANDING:
(Unlimited shares authorized, per fund)	94,212	239,424	95,180	781,927	639,093	326,774	169,339

NET ASSET VALUE:
(Offering and redemption price per share)	$10.96	$10.91	$10.73	$10.94	$11.00	$11.04	$10.98

^	Represents value of investments in affiliated funds.
See Notes to Financial Statements.

20

WILSHIRE VARIABLE INSURANCE TRUST STATEMENTS OF OPERATIONS For the Year Ended December 31, 2007

	2010 AGGRESSIVE FUND	2010 MODERATE FUND	2010 CONSERVATIVE FUND	2015 MODERATE FUND	2025 MODERATE FUND	2035 MODERATE FUND	2045 MODERATE FUND
INVESTMENT INCOME:
Dividend income from affiliated funds	$16,339	$57,670	$29,494	$168,200	$114,115	$40,936	$11,731
Interest	574	1,786	832	6,301	5,517	2,267	1,373

Total income	16,913	59,456	30,326	174,501	119,632	43,203	13,104

EXPENSES:
Investment advisory fees (Note 3)	1,894	5,026	2,899	17,048	12,491	5,597	3,113
Administration and Accounting fees (Note 2)	23,332	23,332	23,332	23,332	23,332	23,332	23,332
Chief Compliance Officer fees	12	21	14	59	43	24	14
Custodian fees	6,473	6,360	6,296	6,244	6,199	6,670	6,543
Transfer agent fees (Note 3)	12,521	12,521	12,521	12,521	12,521	12,521	12,521
Offering costs	2,212	2,212	2,212	2,212	2,212	2,212	2,212
Professional fees	53	135	89	492	345	134	79
Printing fees	79	250	75	1,673	2,162	1,454	746
Pricing out-of-pocket expenses	1,847	1,853	1,849	1,874	1,865	1,853	1,849
Trustees’ fees and expenses (Note 3)	11	4	1	27	17	5	1
Other	15	35	38	177	118	35	26

Total expenses	48,449	51,749	49,326	65,659	61,305	53,837	50,436
Fees waived and reimbursed by investment adviser (Note 2)	(42,825)	(41,652)	(42,268)	(38,388)	(40,544)	(42,924)	(43,073)
Fees waived by Fund’s administrator (Note 2)	(2,917)	(2,917)	(2,917)	(2,917)	(2,917)	(2,917)	(2,917)

Net expenses	2,707	7,180	4,141	24,354	17,844	7,996	4,446

Net Investment Income	14,206	52,276	26,185	150,147	101,788	35,207	8,658

NET REALZIED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS (Notes 2 and 5)
Net realized gain/(loss) from:
Sales of investments in affiliated funds	914	—	6,948	3,928	3,643	—	13,418
Distributions from affiliated funds	50,603	90,276	23,168	324,297	336,209	229,408	146,244
Net change in unrealized appreciation/depreciation of:
Investments in affiliated funds	(58,868)	(118,941)	(27,633)	(390,188)	(390,236)	(267,269)	(185,236)

Net realized and unrealized gain/(loss) on investments in affiliated funds	(7,351)	(28,665)	2,483	(61,963)	(50,384)	(37,861)	(25,574)

NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$6,855	$23,611	$28,668	$88,184	$51,404	$(2,654)	$(16,916)

See Notes to Financial Statements.

21

WILSHIRE VARIABLE INSURANCE TRUST STATEMENTSOF CHANGES IN NET ASSETS For the Year Ended December 31, 2007

	2010 AGGRESSIVE FUND	2010 MODERATE FUND	2010 CONSERVATIVE FUND	2015 MODERATE FUND	2025 MODERATE FUND	2035 MODERATE FUND	2045 MODERATE FUND
Operations:
Net investment income	$14,206	$52,276	$26,185	$150,147	$101,788	$35,207	$8,658
Net realized gain on investments and distributions from affiliated funds	51,517	90,276	30,116	328,225	339,852	229,408	159,662
Net change in unrealized appreciation/depreciation of investments of affiliates	(58,868)	(118,941)	(27,633)	(390,188)	(390,236)	(267,269)	(185,236)

Net increase/(decrease) in net assets resulting from operations	6,855	23,611	28,668	88,184	51,404	(2,654)	(16,916)

Distributions to Shareholders From:
Net investment income	(450)	(4,810)	(11,345)	(36,996)	(21,133)	(1,260)	—
Net realized capital gains	(3,244)	(1,882)	(1,967)	(26,389)	(17,265)	(4,239)	(4,702)

Total distributions to shareholders	(3,694)	(6,692)	(13,312)	(63,385)	(38,398)	(5,499)	(4,702)

Capital Stock Transactions: (Dollars)
Shares sold	986,994	2,399,630	891,767	7,340,075	5,840,518	3,517,371	1,777,398
Shares issued as reinvestment of distributions	3,694	6,692	13,312	63,385	38,398	5,499	4,702
Shares redeemed	(115,724)	(116,610)	(351,574)	(807,330)	(235,680)	(231,639)	(189,203)

Net increase in net assets from capital stock transactions	874,964	2,289,712	553,505	6,596,130	5,643,236	3,291,231	1,592,897

Net increase in net assets	878,125	2,306,631	568,861	6,620,929	5,656,242	3,283,078	1,571,279
NET ASSETS:
Beginning of year	154,585	304,674	452,738	1,934,271	1,371,651	323,815	288,815

End of year	$1,032,710	$2,611,305	$1,021,599	$8,555,200	$7,027,893	$3,606,893	$1,860,094

Undistributed net investment income at end of period	$37,232	$91,706	$37,769	$287,050	$248,621	$137,277	$74,075

Capital Share Transactions:
Shares sold	89,920	220,344	83,072	666,511	527,898	316,534	158,407
Shares issued as reinvestment of distributions	335	611	1,237	5,763	3,473	494	424
Shares redeemed	(10,705)	(10,630)	(32,399)	(73,938)	(21,693)	(20,896)	(16,771)

Net increase in shares outstanding	79,550	210,325	51,910	598,336	509,678	296,132	142,060

See Notes to Financial Statements.

22

WILSHIRE VARIABLE INSURANCE TRUST STATEMENTSOF CHANGES IN NET ASSETS For the Period May 1, 2006 through December 31, 2006

	2010 AGGRESSIVE FUND	2010 MODERATE FUND	2010 CONSERVATIVE FUND	2015 MODERATE FUND	2025 MODERATE FUND	2035 MODERATE FUND	2045 MODERATE FUND
Operations:
Net investment income	$2,662	$7,021	$13,557	$39,201	$23,344	$3,469	$1,939
Net realized gain on investments and distributions from affiliated funds	3,130	1,880	1,908	26,277	17,244	4,178	4,701
Net change in unrealized appreciation/depreciation of investments in affiliated funds	422	(861)	(4,422)	(1,764)	8,741	2,425	3,189

Net increase in net assets resulting from operations	6,214	8,040	11,043	63,714	49,329	10,072	9,829

Capital Stock Transactions: (Dollars)
Shares sold	178,041	305,340	466,597	2,257,586	1,383,941	318,677	291,718
Shares redeemed	(29,670)	(8,706)	(24,902)	(387,029)	(61,619)	(4,934)	(12,732)

Net increase in net assets from capital stock transactions	148,371	296,634	441,695	1,870,557	1,322,322	313,743	278,986

Net increase in net assets	154,585	304,674	452,738	1,934,271	1,371,651	323,815	288,815
NET ASSETS:
Beginning of period	—	—	—	—	—	—	—

End of period	$154,585	$304,674	$452,738	$1,934,271	$1,371,651	$323,815	$288,815

Undistributed net investment income at end of period	$2,662	$7,021	$13,557	$39,201	$23,344	$3,469	$2,212

Capital Share Transactions:
Shares sold	17,574	29,963	45,715	221,881	135,342	31,128	28,483
Shares redeemed	(2,912)	(864)	(2,445)	(38,290)	(5,927)	(486)	(1,204)

Net increase in shares outstanding	14,662	29,099	43,270	183,591	129,415	30,642	27,279

See Notes to Financial Statements.

23

WILSHIRE VARIABLE INSURANCE TRUST 2010 AGGRESSIVE FUND FINANCIAL HIGHLIGHTS

For a Fund Share Outstanding Throughout Each Period.

	Year Ended December 31, 2007	For the Period May 1, 2006 to December 31, 2006[1]
Net asset value, beginning of period	$10.54	$10.00

Income from investment operations:
Net investment income[2]	0.29	0.44
Net realized and unrealized gain on investments	0.16	0.10

Total from investment operations	0.45	0.54

Less distributions:
From net investment income	— [3]	—
From capital gains	(0.03)	—

Total distributions	(0.03)	—

Net asset value, end of period	$10.96	$10.54

Total return[4,5]	4.35%	5.40%[6]

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$1,033	$155
Operating expenses including reimbursement/waiver†	0.50%	0.50%[7]
Operating expenses excluding reimbursement/waiver†	8.95%	89.67%[7]
Net investment income†	2.62%	6.47%[7]
Portfolio turnover rate	4%	53%[6]

†	These ratios do not include expenses from the affiliated funds.

[1]	The Fund commenced operations May 1, 2006.

[2]
The selected per share data was calculated using the average shares outstanding method for the period. Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

[3]	Less than $0.01 per share.

[4]	Total return represents the total return for the period indicated.

[5]
If you are an annuity contract owner, the total return does not reflect the expenses that apply to the separate account or related insurance policies. The inclusion of these charges would reduce the total return figures for all periods shown.

[6]	Non-annualized.

[7]	Annualized.
See Notes to Financial Statements.

24

WILSHIRE VARIABLE INSURANCE TRUST 2010 MODERATE FUND FINANCIAL HIGHLIGHTS - (CONTINUED)

For a Fund Share Outstanding Throughout Each Period.

	Year Ended December 31, 2007	For the Period May 1, 2006 to December 31, 2006[1]
Net asset value, beginning of period	$10.47	$10.00

Income/(loss) from investment operations:
Net investment income[2]	0.40	0.75
Net realized and unrealized gain/(loss) on investments	0.07	(0.28)

Total from investment operations	0.47	0.47

Less distributions:
From net investment income	(0.02)	—
From capital gains	(0.01)	—

Total distributions	(0.03)	—

Net asset value, end of period	$10.91	$10.47

Total return[3,4]	4.47%	4.70%[5]

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$2,611	$305
Operating expenses including reimbursement/waiver†	0.50%	0.50%[6]
Operating expenses excluding reimbursement/waiver†	3.60%	56.99%[6]
Net investment income†	3.64%	10.85%[6]
Portfolio turnover rate	0%	0%[5]

†	These ratios do not include expenses from the affiliated funds.

[1]	The Fund commenced operations May 1, 2006.

[2]
The selected per share data was calculated using the average shares outstanding method for the period. Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

[3]	Total return represents the total return for the period indicated.

[4]
If you are an annuity contract owner, the total return does not reflect the expenses that apply to the separate account or related insurance policies. The inclusion of these charges would reduce the total return figures for all periods shown.

[5]	Non-annualized.

[6]	Annualized.
See Notes to Financial Statements.

25

WILSHIRE VARIABLE INSURANCE TRUST 2010 CONSERVATIVE FUND FINANCIAL HIGHLIGHTS

For a Fund Share Outstanding Throughout Each Period.

	Year Ended December 31, 2007	For the Period May 1, 2006 to December 31, 2006[1]
Net asset value, beginning of period	$10.46	$10.00

Income/(loss) from investment operations:
Net investment income[2]	0.34	0.77
Net realized and unrealized gain/(loss) on investments	0.07	(0.31)

Total from investment operations	0.41	0.46

Less distributions:
From net investment income	(0.12)	—
From capital gains	(0.02)	—

Total distributions	(0.14)	—

Net asset value, end of period	$10.73	$10.46

Total return[3,4]	3.93%	4.60%[5]

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$1,022	$453
Operating expenses including reimbursement/waiver†	0.50%	0.50%[6]
Operating expenses excluding reimbursement/waiver†	5.96%	30.69%[6]
Net investment income†	3.16%	11.21%[6]
Portfolio turnover rate	16%	10%[5]

†	These ratios do not include expenses from the affiliated funds.

[1]	The Fund commenced operations May 1, 2006.

[2]
The selected per share data was calculated using the average shares outstanding method for the period. Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

[3]	Total return represents the total return for the period indicated.

[4]
If you are an annuity contract owner, the total return does not reflect the expenses that apply to the separate account or related insurance policies. The inclusion of these charges would reduce the total return figures for all periods shown.

[5]	Non-annualized.

[6]	Annualized.
See Notes to Financial Statements.

26

WILSHIRE VARIABLE INSURANCE TRUST 2015 MODERATE FUND FINANCIAL HIGHLIGHTS - (CONTINUED)

For a Fund Share Outstanding Throughout Each Period.

	Year Ended December 31, 2007	For the Period May 1, 2006 to December 31, 2006[1]
Net asset value, beginning of period	$10.54	$10.00

Income/(loss) from investment operations:
Net investment income[2]	0.34	0.61
Net realized and unrealized gain/(loss) on investments	0.14	(0.07)

Total from investment operations	0.48	0.54

Less distributions:
From net investment income	(0.05)	—
From capital gains	(0.03)	—

Total distributions	(0.08)	—

Net asset value, end of period	$10.94	$10.54

Total return[3,4]	4.57%	5.40%[5]

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$8,555	$1,934
Operating expenses including reimbursement/waiver†	0.50%	0.50%[6]
Operating expenses excluding reimbursement/waiver†	1.35%	8.69%[6]
Net investment income†	3.08%	8.87%[6]
Portfolio turnover rate	3%	55%[5]

†	These ratios do not include expenses from the affiliated funds.

[1]	The Fund commenced operations May 1, 2006.

[2]
The selected per share data was calculated using the average shares outstanding method for the period. Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

[3]	Total return represents the total return for the period indicated.

[4]
If you are an annuity contract owner, the total return does not reflect the expenses that apply to the separate account or related insurance policies. The inclusion of these charges would reduce the total return figures for all periods shown.

[5]	Non-annualized.

[6]	Annualized.
See Notes to Financial Statements.

27

WILSHIRE VARIABLE INSURANCE TRUST 2025 MODERATE FUND FINANCIAL HIGHLIGHTS - (CONTINUED)

For a Fund Share Outstanding Throughout Each Period.

	Year Ended December 31, 2007	For the Period May 1, 2006 to December 31, 2006[1]
Net asset value, beginning of period	$10.60	$10.00

Income from investment operations:
Net investment income[2]	0.32	0.54
Net realized and unrealized gain on investments	0.14	0.06

Total from investment operations	0.46	0.60

Less distributions:
From net investment income	(0.03)	—
From capital gains	(0.03)	—

Total distributions	(0.06)	—

Net asset value, end of period	$11.00	$10.60

Total return[3,4]	4.36%	6.00%[5]

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$7,028	$1,372
Operating expenses including reimbursement/waiver†	0.50%	0.50%[6]
Operating expenses excluding reimbursement/waiver†	1.72%	12.72%[6]
Net investment income†	2.85%	7.83%[6]
Portfolio turnover rate	2%	10%[5]

†	These ratios do not include expenses from the affiliated funds.

[1]	The Fund commenced operations May 1, 2006.

[2]
The selected per share data was calculated using the average shares outstanding method for the period. Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

[3]	Total return represents the total return for the period indicated.

[4]
If you are an annuity contract owner, the total return does not reflect the expenses that apply to the separate account or related insurance policies. The inclusion of these charges would reduce the total return figures for all periods shown.

[5]	Non-annualized.

[6]	Annualized.
See Notes to Financial Statements.

28

WILSHIRE VARIABLE INSURANCE TRUST 2035 MODERATE FUND FINANCIAL HIGHLIGHTS - (CONTINUED)

For a Fund Share Outstanding Throughout Each Period.

	Year Ended December 31, 2007	For the Period May 1, 2006 to December 31, 2006[1]
Net asset value, beginning of period	$10.57	$10.00

Income from investment operations:
Net investment income[2]	0.24	0.40
Net realized and unrealized gain on investments	0.24	0.17

Total from investment operations	0.48	0.57

Less distributions:
From net investment income	— [3]	—
From capital gains	(0.01)	—

Total distributions	(0.01)	—

Net asset value, end of period	$11.04	$10.57

Total return[4,5]	4.61%	5.70%[6]

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$3,607	$324
Operating expenses including reimbursement/waiver†	0.50%	0.50%[7]
Operating expenses excluding reimbursement/waiver†	3.37%	61.49%[7]
Net investment income†	2.20%	5.78%[7]
Portfolio turnover rate	0%	4%[6]

†	These ratios do not include expenses from the affiliated funds.

[1]	The Fund commenced operations May 1, 2006.

[2]
The selected per share data was calculated using the average shares outstanding method for the period. Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

[3]	Amount is less than $0.01 per share.

[4]	Total return represents the total return for the period indicated.

[5]
If you are an annuity contract owner, the total return does not reflect the expenses that apply to the separate account or related insurance policies. The inclusion of these charges would reduce the total return figures for all periods shown.

[6]	Non-annualized.

[7]	Annualized.
See Notes to Financial Statements.

29

WILSHIRE VARIABLE INSURANCE TRUST 2045 MODERATE FUND FINANCIAL HIGHLIGHTS - (CONTINUED)

For a Fund Share Outstanding Throughout Each Period.

	Year Ended December 31, 2007	For the Period May 1, 2006 to December 31, 2006[1]
Net asset value, beginning of period	$10.59	$10.00

Income from investment operations:
Net investment income[2]	0.11	0.26
Net realized and unrealized gain on investments	0.31	0.33

Total from investment operations	0.42	0.59

Less distributions:
From net investment income	—	—
From capital gains	(0.03)	—

Total distributions	(0.03)	—

Net asset value, end of period	$10.98	$10.59

Total return[3,4]	3.95%	5.90%[5]

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$1,860	$289
Operating expenses including reimbursement/waiver†	0.50%	0.50%[6]
Operating expenses excluding reimbursement/waiver†	5.67%	71.81%[6]
Net investment income†	0.97%	3.79%[6]
Portfolio turnover rate	14%	0%[5]

†	These ratios do not include expenses from the affiliated funds.

[1]	The Fund commenced operations May 1, 2006.

[2]
The selected per share data was calculated using the average shares outstanding method for the period. Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

[3]	Total return represents the total return for the period indicated.

[4]
If you are an annuity contract owner, the total return does not reflect the expenses that apply to the separate account or related insurance policies. The inclusion of these charges would reduce the total return figures for all periods shown.

[5]	Non-annualized.

[6]	Annualized.
See Notes to Financial Statements.

30

WILSHIRE VARIABLE INSURANCE TRUST NOTESTO THE FINANCIAL STATEMENTS December 31, 2007

1.	Organization.
The Wilshire Variable Insurance Trust (the “Trust”) is an open-end, diversified management investment company registered under the Investment Company Act of 1940 (“1940 Act”), which offers units of beneficial ownership (shares) in 14 separate investment portfolios. The portfolios presented in these financial statements are: 2010 Aggressive Fund, 2010 Moderate Fund, 2010 Conservative Fund, 2015 Moderate Fund, 2025 Moderate Fund, 2035 Moderate Fund and 2045 Moderate Fund (collectively the “Funds”, each a “Fund” of the Trust). The financial statements for the (“Underlying Funds”) are included in a separate annual report. The Funds operate under a fund of funds structure and invest substantially all of their assets in the Underlying Funds according to an asset allocation strategy designed for investors planning to retire in certain target years. Sponsorship of the Trust (formerly Horace Mann Mutual Funds) transferred from The Horace Mann Companies to Wilshire Associates Incorporated (the “Adviser”) on September 30, 2004. Shares are presently offered to Horace Mann Life Insurance Company (“HMLIC”) Separate Account, the HMLIC 401(k) Separate Account and Great American Life Insurance Company.

Funds’ Investment Objectives:

High total return until each respective Fund’s target retirement date. Thereafter, high current income and, as a secondary objective, capital appreciation.

2.	Significant Accounting Policies.
Security Valuation — Investments by the Funds in Underlying Funds are valued at their net asset values as reported by the Underlying Funds.

Security transactions and investment income — Security transactions are recorded on a trade date basis. Dividend income and realized gain distributions from Underlying Funds are recorded on the ex-dividend date. Interest income accrues daily. Securities gains and losses are determined on the basis of identified cost.

Distributions to shareholders — Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income, if any, are declared and paid annually. The Fund’s net realized capital gains, unless offset by any available capital loss carryforward, are distributed to shareholders annually. Additional distributions of net investment income and capital gains may be made at the discretion of the Board of Directors in order to avoid the application of a 4% non-deductible federal excise tax.

Expense policy — Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated proportionately among all Funds daily in relation to the net assets of each Fund or another reasonable basis. Expenses which are attributable to Trust and the Wilshire Mutual Funds are allocated across the Trust and the Wilshire Mutual Funds based upon relative net assets or another reasonable basis.

Use of estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the period. Actual results could differ from those estimates.

3.	Investment Advisory Fee and Other Transactions With Affiliates.
The Trust employs the Adviser to manage the investment and reinvestment of the assets of the Funds and to continuously review, oversee and administer the Funds’ investment programs.

31

WILSHIRE VARIABLE INSURANCE TRUST NOTES TO THE FINANCIAL STATEMENTS - (continued) December 31, 2007

For the year ended December 31, 2007, the Adviser provided services and assumed expenses pursuant to the Investment Advisory Agreement, for which it received a fee based on each Fund’s average daily net assets, computed daily and payable monthly, at the following annual rates:

Fund	Rate on Funds Average Net Assets
2010 Aggressive Fund	0.35%
2010 Moderate Fund	0.35%
2010 Conservative Fund	0.35%
2015 Moderate Fund	0.35%
2025 Moderate Fund	0.35%
2035 Moderate Fund	0.35%
2045 Moderate Fund	0.35%
The Adviser has contractually agreed to waive fees and/or reimburse expenses through April 30, 2009, so that the annual operating expenses for each Fund for this period will not exceed 0.50% (exclusive of underlying fund fees) (the “Expense Limitation”). Each Fund, for a period not to exceed three years from commencement of operations, will repay the Adviser any expenses in excess of the Expense Limitation, provided the Fund is able to effect such reimbursement and remain in compliance with the Expense Limitation.

For the year ended December 31, 2007, the Adviser waived fees and reimbursed expenses in the amounts listed below.

Fund	Fees Waived/Reimbursed
2010 Aggressive Fund	$42,825
2010 Moderate Fund Fund	41,652
2010 Conservative Fund	42,268
2015 Moderate Fund	38,388
2025 Moderate Fund	40,544
2035 Moderate Fund	42,924
2045 Moderate Fund	43,073
At December 31, 2007, the balance of recoupable expenses along with the year of expiration for the Funds are as follows:

Fund	2009	2010	Total
2010 Aggressive Fund	$25,270	$42,825	$68,095
2010 Moderate Fund Fund	25,101	41,652	66,753
2010 Conservative Fund	25,055	42,268	67,323
2015 Moderate Fund	24,725	38,388	63,113
2025 Moderate Fund	24,989	40,544	65,533
2035 Moderate Fund	25,168	42,924	68,092
2045 Moderate Fund	25,023	43,073	68,096
Because the Underlying Funds have varied fee and expense levels and the Funds may own different proportions of the Underlying Funds at different times, the amount of fees and expenses incurred indirectly by a Fund will vary.

PFPC Inc. (“PFPC”) serves as the Fund’s administrator, accounting agent and transfer agent pursuant to a services agreement. PFPC agreed to waive $20,419 of administration fees for the Funds for the period from January 1, 2007 to December 31, 2007.

The officers of the Trust receive remuneration from the Adviser. The Trust does not pay any remuneration to its officers with the exception of the Trust’s Chief Compliance Officer (“CCO”). The Trust and the Wilshire Mutual Funds, Inc. each pay a portion of the CCO’s compensation and related out of pocket expenses, and the Adviser pays the remainder of such compensation. The Trust and the Wilshire Mutual Funds, Inc. together pay each independent trustee an annual Board member retainer of $10,000, an annual additional Board chair retainer of $16,000, a Board meeting fee of $1,500, a telephonic meeting fee of $1,000, an annual Committee member retainer of $4,000, an annual Committee chair retainer of $8,000 in lieu of the $4,000 Committee member retainer, and a Committee telephonic meeting fee of $500.

32

WILSHIRE VARIABLE INSURANCE TRUST NOTES TO THE FINANCIAL STATEMENTS - (continued) December 31, 2007

4.	Distribution and Service Plan.
The Funds have adopted a plan under Rule 12b-1 of the 1940 Act that provides for a fee of up to 0.25% of each Fund’s average net assets payable to PFPC Distributors, Inc. (the “Distributor”) to reimburse the Distributor for distribution and other services provided to shareholders. Currently, there is no expectation that the Funds will incur expenses for distribution and shareholder services.

5.	Security Transactions.
For the year ended December 31, 2007, the aggregate cost of purchases and proceeds from sales of Underlying Funds, were as follows:

Fund	Purchases	Proceeds from Sales
2010 Aggressive Fund	$970,458	$21,547
2010 Moderate Fund	2,463,945	—
2010 Conservative Fund	716,262	128,195
2015 Moderate Fund	7,108,020	162,094
2025 Moderate Fund	5,928,871	64,767
2035 Moderate Fund	3,524,361	—
2045 Moderate Fund	1,858,468	129,030
The federal tax cost, unrealized appreciation and depreciation at December 31, 2007 for each Fund is as follows:

Fund	Tax Cost	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized App/(Dep)
2010 Aggressive Fund	$1,104,280	$3,600	$(62,227)	$(58,627)
2010 Moderate Fund	2,769,521	6,458	(126,260)	(119,802)
2010 Conservative Fund	1,053,113	1,823	(33,926)	(32,103)
2015 Moderate Fund	8,889,315	34,054	(426,912)	(392,858)
2025 Moderate Fund	7,232,619	30,403	(412,185)	(381,782)
2035 Moderate Fund	3,845,846	13,511	(278,413)	(264,902)
2045 Moderate Fund	2,026,896	4,239	(186,347)	(182,108)
New accounting policy - In September 2006, Financial Accounting Standards Board (“FASB”) issued Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“SFAS 157”). This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosure about fair value measurements. SFAS 157 applies to fair value measurements already required or permitted by existing standards. SFAS 157 is effective for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of SFAS 157 relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of December 31, 2007, management does not believe the adoption of SFAS 157 will impact the amounts reported in the financial statements. However, additional disclosures may be required about the inputs used to develop the measurements reported on the financial statements for a fiscal period.

6.	Significant Shareholder Activity.
On December 31, 2007, the Funds had the following concentrations of shareholders holding 10% or more of the outstanding shares of the Funds. These represent omnibus shareholder accounts.

Fund
2010 Aggressive Fund (1 omnibus shareholder)	100%
2010 Moderate Fund (2 omnibus shareholders)	100%
2010 Conservative Fund (1 omnibus shareholder)	100%
2015 Moderate Fund (2 omnibus shareholders)	100%
2025 Moderate Fund (2 omnibus shareholders)	100%
2035 Moderate Fund (2 omnibus shareholders)	100%
2045 Moderate Fund (2 omnibus shareholders)	100%

33

WILSHIRE VARIABLE INSURANCE TRUST NOTES TO THE FINANCIAL STATEMENTS - (continued) December 31, 2007

7.	Tax Information.
No provision for federal income taxes is required because each Fund qualifies as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and distributes to shareholders all of its taxable income and gains. Federal income tax regulations differ from accounting principles generally accepted in the United States of America; therefore, distributions determined in accordance with tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences.

In July 2006, FASB released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the year of determination. Adoption of FIN 48 is required no later than the last business day of the first financial statement reporting period for fiscal years beginning after June 29, 2007 and is to be applied to all open tax years as of the effective date. The Funds file U.S. federal income tax returns and returns in various foreign jurisdictions in which it invests. While the statute of limitations remains open to examine the Funds’ U.S. federal income tax returns filed for the fiscal period ended December 31, 2006, no examinations are in progress or anticipated at this time. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Management has completed their analysis and has determined that the adoption of FIN 48 will not have an impact on the Funds’ financial statements.

The tax character of distributions for the year ended December 31, 2007 was as follows:

Fund	2007 Ordinary Income	2007 Capital Gains
2010 Aggressive Fund	$2,136	$1,558
2010 Moderate Fund	4,810	1,882
2010 Conservative Fund	11,789	1,523
2015 Moderate Fund	48,155	15,230
2025 Moderate Fund	24,482	13,916
2035 Moderate Fund	1,326	4,173
2045 Moderate Fund	—	4,702
At December 31, 2007, the components of distributable accumulated earnings/(losses) on a tax basis were as follows:

	2010 Aggressive Fund	2010 Moderate Fund	2010 Conservative Fund	2015 Moderate Fund	2025 Moderate Fund	2035 Moderate Fund	2045 Moderate Fund
Undistributed ordinary income/(loss)	$38,214	$91,704	$38,337	$291,772	$252,536	$137,277	$80,808
Accumulated capital gain/(loss)	29,788	53,057	20,165	189,599	191,581	129,544	89,784
Unrealized Appreciation/(Depreciation)	(58,627)	(119,802)	(32,103)	(392,858)	(381,782)	(264,902)	(182,108)

Total accumulated income/(loss)	$9,375	$24,959	$26,399	$88,513	$62,335	$1,919	$(11,516)

The differences between book and tax-basis unrealized appreciation/depreciation are attributable primarily to the tax deferral of losses on wash sales on all Funds.

34

WILSHIRE VARIABLE INSURANCE TRUST NOTES TO THE FINANCIAL STATEMENTS - (continued) December 31, 2007

8.	Reclassifications.
Accounting principles generally accepted in the United States of America require that certain components of net assets be reclassified between financial and tax reporting. The reclassifications relate primarily to the recharacterization of distributions from the Underlying Funds for tax purposes. These reclassifications have no effect on net assets or net asset values per share. As of December 31, 2007, the reclassifications were as follows:

Fund	Increase Undistributed Net Investment Income	Decrease Realized Capital Gains
2010 Aggressive Fund	$20,814	$(20,814)
2010 Moderate Fund	37,219	(37,219)
2010 Conservative Fund	9,372	(9,372)
2015 Moderate Fund	134,698	(134,698)
2025 Moderate Fund	144,622	(144,622)
2035 Moderate Fund	99,861	(99,861)
2045 Moderate Fund	63,205	(63,205)

9.	Indemnifications.
In the normal course of business, the Funds enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is dependent on claims that may be made against the Funds in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

35

WILSHIRE VARIABLE INSURANCE TRUST REPORTOF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Board of Trustees and Shareholders of Wilshire Variable Insurance Trust:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of 2010 Aggressive Fund, 2010 Moderate Fund, 2010 Conservative Fund, 2015 Moderate Fund, 2025 Moderate Fund, 2035 Moderate Fund and 2045 Moderate Fund (seven series of Wilshire Variable Insurance Trust, hereafter referred to as the “Funds”) at December 31, 2007, the results of each of their operations for the year then ended, and the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments at December 31, 2007 by correspondence with the underlying funds’ transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, PA

February 27, 2008

36

WILSHIRE VARIABLE INSURANCE TRUST BOARD APPROVAL OF ADVISORY AGREEMENT
During the six months ended December 31, 2007, the Board of Trustees (the “Board”) of Wilshire Variable Insurance Trust (the “Trust”) approved the renewal for an additional one-year term of the Trust’s advisory agreement with Wilshire Associates Incorporated (“Wilshire” or the “Adviser”) on behalf of the 2010 Aggressive Fund, 2010 Moderate Fund, 2010 Conservative Fund, 2015 Moderate Fund, 2025 Moderate Fund, 2035 Moderate Fund and 2045 Moderate Fund (the “Funds”). In the following text, the Advisory Agreement between the Trust and Wilshire is referred to as the “Advisory Agreement.”

The information in this summary outlines the Board’s considerations associated with its approval of the Advisory Agreement. In connection with its deliberations regarding the approval of this relationship, the Board considered such information and factors as it believed to be relevant. As described below, the Board considered the nature, extent and quality of the services performed by Wilshire under the existing arrangement; comparative fees and expense ratios as prepared by an independent provider (Lipper Inc.); the profits to be realized by Wilshire; the extent to which Wilshire realized economies of scale as a Fund grows; and whether any fall-out benefits are being realized by Wilshire. In considering these matters, the Board was advised with respect to relevant legal standards by independent counsel. In addition, the Trustees who are not “interested persons” of the Trust as defined in the Investment Company Act of 1940 (the “Independent Trustees”) discussed the renewal of the Advisory Agreement with management and in private sessions with counsel at which no representatives of Wilshire were present.

As required by the Investment Company Act of 1940, each approval was confirmed by the unanimous separate vote of the Independent Trustees. In deciding to approve renewal of the Advisory Agreement, the Board did not identify any single factor as controlling and this summary does not describe all of the matters considered. However, the Board concluded that each of the various factors referred to below favored such approval.

Information Requested and Received

The Board, including all the Independent Trustees, considered the renewal of the Advisory Agreement pursuant to a process that concluded at the Board’s November 30, 2007 meeting, following an extensive process. At the direction of the Independent Trustees, counsel to the Trust and the Independent Trustees sent a memorandum to the Adviser requesting information regarding the Advisory Agreement to be provided to the Trustees in advance of a meeting of the Contract Review Committee (which is comprised of all the Independent Trustees) held on November 29, 2007. Based upon a review of such information, counsel sent a follow-up memorandum, on behalf of the Independent Trustees, requesting additional information to be considered at the November 29, 2007 meeting.

In response to the request for information, the Trustees received information from the Adviser as to each of the Funds describing: (i) the nature, extent and quality of services provided, (ii) the investment performance of each Fund as provided by Lipper Inc., (iii) the costs of services provided and estimated profits realized by the Adviser, (iv) the extent to which economies of scale are realized as a Fund grows, (v) whether fee levels reflect any possible economies of scale for the benefit of Fund shareholders, (vi) comparisons of services rendered and amounts paid to other registered investment companies as provided by Lipper Inc., and (vii) benefits realized by the Adviser from its relationship with each Fund. At the meeting, the Independent Trustees also received a memorandum from counsel describing their duties in connection with contract approvals, and they were assisted in their review by independent legal counsel.

Following the receipt of all information, the Contract Review Committee met on November 29, 2007 to discuss the information provided. Following its evaluation of all materials provided, the Contract Review Committee concluded that it was in the best interests of each Fund to renew the Advisory Agreement and recommended to the Board that such Advisory Agreement be renewed. At its meeting on November 30, 2007, the Board considered the recommendation of the Contract Review Committee along with the other factors that the Board deemed relevant.

Nature, Extent and Quality of Services

With respect to the nature, extent and quality of services provided by the Adviser, the Board reviewed the functions performed by the Adviser, noting that the Adviser performs administrative functions on behalf of the Funds. The Board considered the experience and skills of the senior management leading fund operations, the experience and skills of the personnel performing the functions under the Advisory Agreement and the resources made available to such personnel. The Board also considered the compliance programs established by the Adviser and the level of compliance maintained for the Funds. The Board concluded that appropriate resources were being provided under the agreement to administer the Trust’s affairs. The Board also reviewed the Adviser’s financial condition and considered the financial support provided by the

37

WILSHIRE VARIABLE INSURANCE TRUST BOARD APPROVAL OF ADVISORY AGREEMENT (Continued)

Adviser to the Funds pursuant to an Expense Limitation Agreement through April 30, 2009. Based upon all relevant factors, the Board concluded that the nature, quality and extent of the services provided by the Adviser to each Fund are satisfactory.

The Board reviewed information on the performance of each Fund for the one-year period, along with performance information of a relevant securities index. The Board noted that each Fund had underperformed its benchmark, but that each Fund was performing in line with the performance of the underlying funds.

Advisory Fees

The Board reviewed each Fund’s advisory fee and total expense ratio and reviewed information comparing the advisory fee and total expense ratio to those of a peer group of funds. The Board determined that the advisory fee and expense ratio for each Fund were within a competitive range. The Board noted that the Funds have relatively high contractual advisory fees in comparison to their Lipper peer groups, but recognized that the Adviser waives advisory fees and reimburses expenses for such Funds pursuant to an Expense Limitation Agreement. As to total expenses, the Board noted that total expenses are influenced by the small size of the complex. The Board concluded that the advisory fee for each Fund was reasonable and appropriate in amount.

Profitability to Wilshire and Economies of Scale

With respect to the profitability of the Advisory Agreement, the Board primarily considered the fee structure of the Advisory Agreement, including the costs of the services provided and the profits realized by the Adviser from its relationship with the Funds. The Board concluded that the profits realized by the Adviser were reasonable in comparison with the costs of providing investment advisory services to the Funds. In addition, the Board considered the extent to which economies of scale are realized as the Funds grow and whether fee levels reasonably reflect economies of scale for the benefit of shareholders. The Board reviewed each Fund’s asset size, each Fund’s expense ratio and Expense Limitation Agreement currently in place and whether the investment process produced economies of scale. The Board concluded that each Fund’s advisory fee reflects an appropriate recognition of any economies of scale.

Fall-Out Benefits

The Board considered the nature and amount of any benefits derived by the Adviser from its relationship with the Funds. The Board determined that the advisory fees were reasonable in light of these fall-out benefits.

Conclusion

Based upon all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreement continue to be fair and reasonable and that the continuation of the Advisory Agreement is in the best interests of each Fund.

38

WILSHIRE VARIABLE INSURANCE TRUST ADDITIONAL FUND INFORMATION
A listing of the Trustees and Officers of the Trust, their ages and their principal occupations for the past five years is presented below. The address of each Trustee and Officer is 1299 Ocean Avenue, Suite 700, Santa Monica, California 90401.

Name and Age	Position(s) Held With Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios In Fund Complex Overseen By Trustee(2)	Other Directorships Held By Trustee

NON-INTERESTED TRUSTEES

Roger A. Formisano, 59	Trustee	Since 2002	Vice President, University Medical Foundation, 2006-Present; formerly Director, The Center for Leadership and Applied Business; UW-Madison School of Business; Principal, R.A. Formisano & Company, LLC.	20	Integrity Mutual Insurance Company; Wilshire Mutual Funds, Inc. (6 Portfolios)

Richard A. Holt, 66(3)	Trustee	Since 1998	Retired; formerly Senior Relationship Manager, Scudder Insurance Asset Management	20	Wilshire Mutual Funds, Inc. (6 Portfolios)

Harriet A. Russell, 66	Trustee	Since 1996; Trustee of Predecessor Funds from 1974 to 1983 and 1992 to 1996	President, Greater Cincinnati Credit Union; formerly Vice President, Cincinnati Board of Education; formerly teacher, Walnut Hills High School	20	Greater Cincinnati Credit Union Board, Wilshire Mutual Funds, Inc. (6 Portfolios)

George J. Zock, 57	Trustee, Chairman of the Board	Since 1996; Trustee of Predecessor Funds from 1995 to 1996	Independent consultant; formerly consultant, Horace Mann Service Corporation (2004 to 2005); formerly Executive Vice President, Horace Mann Life Insurance Company and Horace Mann Service Corporation (1997 to 2003)	20	Wilshire Mutual Funds, Inc. (6 Portfolios)

39

WILSHIRE VARIABLE INSURANCE TRUST ADDITIONAL FUND INFORMATION

Name and Age	Position(s) Held With Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios In Fund Complex Overseen By Trustee(2)	Other Directorships Held By Trustee

INTERESTED TRUSTEE AND OFFICERS

Lawrence Davanzo, 55(4)	Trustee, President	Since 2005	President, Wilshire Associates Incorporated (October 2007- present);Senior Managing Director, Wilshire Associates Incorporated (October 2004 to October 2007); Managing Director, Guggenheim Partners (August 2004 to October 2004); Independent Investor (August 2001 to August 2004); President, Investor Force Securities (February 2000 to August 2001); Managing Director and Founder, Asset Strategy Consultants (investment consulting firm) (February 1991 to February 2000)	20	Wilshire Associates Incorporated; Wilshire Mutual Funds, Inc. (6 Portfolios)

Danny S. Kang, CPA, 39	Treasurer	Since 2007	Vice President, Wilshire Associates Incorporated (since 2007); Senior Vice President, Countrywide (2004 to 2007).	N/A	N/A

Helen Thompson, 40	Chief Compliance Officer and Secretary	Since 2004	Managing Director, Wilshire Associates Incorporated (since 2003); Associate Director, First Quadrant, L.P. (2001 to 2003); Chief Investment Accountant, Financial Controller, Company Secretary, Associate Director, Compliance Officer (1996 to 2003), First Quadrant Limited	N/A	N/A

(1)
Each Trustee serves until the next shareholders’ meeting (and until the election and qualification of a successor), or until death, resignation, removal (as provided in the Trust’s Declaration of Trust) or retirement which takes effect no later that the May 1 following his or her 70th birthday. Officers are elected by the Board of Trustees on an annual basis to serve until their successors are elected and qualified.

(2)	The “Fund Complex” consists of all registered investment companies for which the Adviser serves as investment adviser, including the six series of Wilshire Mutual Funds, Inc.

(3)	Mr. Holt employs Alliance Bernstein L.P., subadvisor to the Equity Fund and Socially Responsible Fund of the Trust, to manage assets that he controls.

(4)	Mr. Davanzo is an interested Trustee of the Trust due to his position with the Adviser.
The Trust’s Statement of Additional Information includes additional information about the Trustees of the Trust and is available, without charge, upon request, by calling 1-888-200-6796.

40

WILSHIRE VARIABLE INSURANCE TRUST ADDITIONAL FUND INFORMATION

Information on Proxy Voting

The Securities and Exchange Commission (“SEC”) has adopted the requirement that all funds file their complete proxy voting records with the SEC on an annual basis on Form N-PX. Such filing, for the 12-month period ended June 30, must be made no later than August 31 of each year.

A description of policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities, along with each Fund’s proxy voting record relating to portfolio securities held during the most recent 12-month period ended June 30 is available at no charge, upon request by calling 1-888-200-6796, or on the SEC’s website at http://www.sec.gov.

Information on Form N-Q

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of period. The Trust’s Form N-Q is available on the SEC’s website at http://www.sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.

41

WILSHIRE VARIABLE INSURANCE TRUST TAX INFORMATION (Unaudited)
Of the distributions made by the following Funds, the corresponding percentage represents the amount of each distribution which will qualify for the dividends received deduction available to corporate shareholders:

Fund	Percentage
2010 Aggressive Fund	26.59%
2010 Moderate Fund	14.08%
2010 Conservative Fund	4.56%
2015 Moderate Fund	11.34%
2025 Moderate Fund	20.22%
2035 Moderate Fund	100.00%
The Funds designate long-term capital gain distributions pursuant to Section 852(b)(3) of the Internal Revenue Code as follows:

Fund
2010 Aggressive Fund	$1,558
2010 Moderate Fund	1,882
2010 Conservative Fund	1,523
2015 Moderate Fund	15,230
2025 Moderate Fund	13,916
2035 Moderate Fund	4,173
2045 Moderate Fund	4,702

42

WILSHIRE VARIABLE INSURANCE TRUST ANNUAL REPORT December 31, 2007

Wilshire Variable Insurance Trust

2010 Aggressive Fund	2025 Moderate Fund
2010 Moderate Fund	2035 Moderate Fund
2010 Conservative Fund	2045 Moderate Fund
2015 Moderate Fund
Board Of Trustees

Roger A. Formisano	Lawrence E. Davanzo
Richard A. Holt	George J. Zock
Harriet A. Russell	Chairman of the Board
Officers of the Funds

Lawrence E. Davanzo	Danny S. Kang
President	Treasurer

Helen Thompson
Secretary and Chief Compliance Officer

Custodian
Administrator And Transfer Agent	PFPC Trust Company
PFPC Inc.	The Eastwick Center
760 Moore Road	8800 Tinicum Boulevard
King of Prussia, PA 19406	Philadelphia, PA 19153

Investment Adviser
Wilshire Associates Incorporated	Independent Registered Public Accounting Firm
1299 Ocean Avenue	PricewaterhouseCoopers LLP
Santa Monica, CA 90401-1085	Two Commerce Square
2001 Market Street, Suite 1700
Philadelphia, PA 19103-7042

Wilshire Associates Incorporated

1299 Ocean Avenue

Santa Monica, CA 90401

1-888-200-6796

<PRE>
                    [LOGO] WILSHIRE VARIABLE INSURANCE TRUST

                               SEMI-ANNUAL REPORT
                                   (Unaudited)

                                   EQUITY FUND
                                  BALANCED FUND
                                   INCOME FUND
                           SHORT-TERM INVESTMENT FUND
                              SMALL CAP GROWTH FUND
                            INTERNATIONAL EQUITY FUND
                            SOCIALLY RESPONSIBLE FUND

                                  JUNE 30, 2008
                                 ---------------






          ------------------------------------------------------------

SHARES OF THE WILSHIRE VARIABLE INSURANCE TRUST ARE SOLD ONLY AS THE UNDERLYING
  INVESTMENT FOR VARIABLE ANNUITY CONTRACTS ISSUED BY INSURANCE COMPANIES. THIS
   REPORT IS AUTHORIZED FOR USE IN CONNECTION WITH ANY OFFERING OF THE TRUST'S
    SHARES ONLY IF ACCOMPANIED OR PRECEDED BY THE TRUST'S CURRENT PROSPECTUS.

     Shares of the Wilshire Variable Insurance Trust are distributed by SEI
                          Investments Distribution Co.


Dear Wilshire Variable Insurance Trust Shareholder:

We are pleased to present this semi-annual report to shareholders of the
Wilshire Variable Insurance Trust (the "Trust"). This report covers the period from January 1, 2008, to June 30, 2008 (the "Period"), for the Equity, Balanced,
Income, Short-Term Investment, Small Cap Growth, International Equity and
Socially Responsible Funds (the "Funds").

MARKET ENVIRONMENT

The first half of 2008 has been one of the most challenging periods for the U.S.
economy and capital markets. Employment has been weak with recent unemployment claims rising to a six year high and June's unemployment rate at 5.5%. GDP growth has been muted for several quarters with recent quarters being revised downward. The second quarter GDP grew at a 1.9% rate, boosted by the $80 billion tax rebate program. First quarter growth was revised down to 0.9%. While technically not in a recession (which traditionally is defined as two consecutive quarters of negative GDP growth), the economy will continue to face numerous challenges for the remainder of the year.

There are some bright spots. Interest rates continue to remain low, with the
Fed's recent decision to maintain the Fed Funds rate at 2%. Although inflation is running at a 4.1% annual rate for the year ended June 30, recent declines in oil prices and other commodities have reduced the pressure on the Fed to raise rates to tamp down a higher inflation. While housing prices continue to decline in most markets, the June index for sales contracts rose 5.3%, a leading indicator of existing home sales. The Government's housing legislation to shore up Fannie Mae and Freddie Mac is expected to reduce foreclosures. Lastly, productivity has shown surprising strength.

The U.S. stock market has experienced significant volatility over the past six months as investors have wrestled with the many challenges facing the economy.
During the first quarter, the market declined significantly in reaction to numerous factors, notably the weak economic data, the collapse of Bear Stearns and rising energy prices. Then in mid-March, stocks began to rally but by early
May, investors began selling again with declining stock prices continuing through the month of June. For the six months ended June 30, the Dow Jones
Wilshire 5000 Index, the broadest measure of the stock market, declined 10.9%.
Value stocks fell 13.6%, trailing growth stocks which declined only 9.1%.
Financial stocks, which comprise 14% of the overall market and 28% of value stocks, declined nearly 30% for the six months. Energy stocks, making up 16% of the market, were up over 8%. But there were dramatic swings in both sectors throughout the market, making it very difficult for investors to take advantage of any long-term trends.

In many ways, this created a two decision market. Investors who made the right call underweighting Financials and overweighting Energy stocks looked like heroes. Unfortunately there weren't many heroes around for the past six months.

Overseas stock markets have also been affected by weak local economies. For the six months, non-U.S. equity markets, measured by the MSCI EAFE Index, declined
11%, in line with the returns of U.S. stocks. Unfortunately, investors did not benefit by diversifying their equity holdings globally. World economies are all being impacted by the same factors, including rising commodity prices, inflation pressures, weak local housing markets, and the pressure on companies in the financial sector. Consequently, global equity markets are all struggling.

The U.S. bond market, while not experiencing the magnitude of negative returns as common stocks, has also been under severe pressure. Since the summer of 2007, credit markets have been digesting billions of dollars of losses associated with subprime mortgages. For many months now, liquidity in the bond market has been nonexistent, making it difficult for bond managers to transact in their portfolios. Although the general level of interest rates has not changed significantly, the yield curve now reflects a more normal pattern with short term rates below long term rates. All of this has contributed to negative returns for the Period of 1-2% for corporate and mortgage bonds vs. a positive return over 2% for U.S. Treasuries.

Thank you for your continued confidence in Wilshire Associates.

Sincerely,

/s/ Lawrence E. Davanzo

Lawrence E. Davanzo
President

                                        1


--------------------------------------------------------------------------------

WILSHIRE VARIABLE INSURANCE TRUST
EQUITY FUND                                                               [LOGO]
COMMENTARY

--------------------------------------------------------------------------------

                           AVERAGE ANNUAL TOTAL RETURN


SIX MONTHS ENDED 06/30/08* ...........................................   (13.45)%
ONE YEAR ENDED 06/30/08 ..............................................   (17.22)%
FIVE YEARS ENDED 06/30/08............................................     6.80%
TEN YEARS ENDED 06/30/08 .............................................     1.15%


THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE
FUTURE RESULTS. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER. THE INVESTMENT
RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT SHARES, WHEN
REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. RETURNS ASSUME
REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS. ANNUITY CONTRACT FEES ARE NOT
REFLECTED IN RETURNS.

* NOT ANNUALIZED.

During certain periods since inception, certain fees and expenses were waived and reimbursed. For the six months ended June 30, 2008, fees totaling less than
0.00% of average net assets were waived and reimbursed. Without such waivers and reimbursements, total returns since inception would have been lower.

                          PORTFOLIO SECTOR WEIGHTING**
                              (As of June 30, 2008)

                                   [PIE CHART]


UTILITIES                                                                   2.0%
U.S. TREASURY OBLIGATIONS                                                   0.5%
INFORMATION TECHNOLOGY                                                     22.4%
FINANCIALS                                                                 17.4%
HEALTH CARE                                                                15.0%
ENERGY                                                                     12.2%
INDUSTRIALS                                                                 8.3%
CONSUMER DISCRETIONARY                                                      7.8%
CONSUMER STAPLES                                                            7.7%
MATERIALS                                                                   4.6%
TELECOMMUNICATION SERVICES                                                  2.1%


For the six-month period ended June 30, 2008, the Equity Fund (the "Fund")
returned (13.45)% while the S&P 500 Index returned (11.92)%. The Fund underperformed the index by 1.53%. Sector allocation was the chief contributor to the underperformance. The Fund's overweight position to the Financials sector detracted from performance as the market continues to be bearish over the financial turmoil which began in 2007. At the same time, oil prices continue to surge and as a result our underexposure to energy related holdings also detracted.

** BASED ON PERCENT OF FUND'S TOTAL LONG-TERM INVESTMENTS' MARKET VALUE.

                                        2


--------------------------------------------------------------------------------

WILSHIRE VARIABLE INSURANCE TRUST
BALANCED FUND                                                             [LOGO]
COMMENTARY

--------------------------------------------------------------------------------

                           AVERAGE ANNUAL TOTAL RETURN


SIX MONTHS ENDED 06/30/08* ............................................   (8.96)%
ONE YEAR ENDED 06/30/08 ...............................................   (9.83)%
FIVE YEARS ENDED 06/30/08 .............................................    5.25%
TEN YEARS ENDED 06/30/08 ..............................................    2.97%


THE BALANCED FUND ATTEMPTS TO ACHIEVE ITS OBJECTIVE BY INVESTING IN OTHER FUNDS.
YOU MAY INVEST IN THE UNDERLYING FUNDS DIRECTLY. BY INVESTING IN THE UNDERLYING
FUNDS INDIRECTLY THROUGH THE BALANCED FUND, YOU WILL INCUR NOT ONLY THE EXPENSES
OF THE UNDERLYING FUNDS, BUT ALSO THE EXPENSES OF THE BALANCED FUND. THE
BALANCED FUND IS SUBJECT TO THE RISKS OF THE UNDERLYING FUNDS IT HOLDS. THE
PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE
FUTURE RESULTS. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER. THE INVESTMENT
RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT SHARES, WHEN
REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. ANNUITY CONTRACT
FEES ARE NOT REFLECTED IN RETURNS.

* NOT ANNUALIZED.

During certain periods since inception, certain fees and expenses were waived and reimbursed. For the six months ended June 30, 2008, fees totaling less than
0.00% of average net assets were waived and reimbursed. Without such waivers and reimbursements, total returns since inception would have been lower.

                          PORTFOLIO SECTOR WEIGHTING**
                              (As of June 30, 2008)

                                   [PIE CHART]


WILSHIRE VARIABLE INSURANCE TRUST EQUITY FUND                              58.9%
WILSHIRE VARIABLE INSURANCE TRUST INCOME FUND                              41.1%


The Balanced Fund (the "Fund") is structured to provide long-term investors with an appropriate exposure to both equities and fixed income securities. In achieving the desired exposure to the blend of equities and fixed income, the
Fund invests 60% and 40% of its assets in the Equity Fund and the Income Fund respectively.

For the six-month period ended June 30, 2008 (the "Period"), the Fund returned
(8.96)%, slightly underperforming its custom blended benchmark. The Fund's allocation to the U.S. equity market provided the bulk of the underperformance as the S&P 500 Index lost 11.92% for the Period. The Fund's investment in fixed income hurt overall performance because bonds declined as interest rates spiked across the yield curve and inflation rose.

** BASED ON PERCENT OF FUND'S TOTAL LONG-TERM INVESTMENTS' MARKET VALUE.

                                        3


--------------------------------------------------------------------------------

WILSHIRE VARIABLE INSURANCE TRUST
INCOME FUND                                                               [LOGO]
COMMENTARY

--------------------------------------------------------------------------------

                           AVERAGE ANNUAL TOTAL RETURN


SIX MONTHS ENDED 06/30/08* ............................................   (1.95)%
ONE YEAR ENDED 06/30/08 ...............................................    2.18%
FIVE YEARS ENDED 06/30/08 .............................................    2.73%
TEN YEARS ENDED 06/30/08 ..............................................    4.87%


THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE
FUTURE RESULTS. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER. THE INVESTMENT
RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT SHARES, WHEN
REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. RETURNS ASSUME
REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS. ANNUITY CONTRACT FEES ARE NOT
REFLECTED IN RETURNS.

* NOT ANNUALIZED.

During certain periods since inception, certain fees and expenses were waived and reimbursed. For the six months ended June 30, 2008, fees totaling less than
0.00% of average net assets were waived and reimbursed. Without such waivers and reimbursements, total returns since inception would have been lower.

                          PORTFOLIO SECTOR WEIGHTING**
                              (As of June 30, 2008)

                                   [PIE CHART]


PREFERRED STOCK                                                             0.5%
U.S. GOVERNMENT & AGENCY OBLIGATIONS                                        0.3%
COLLATERALIZED MORTGAGE OBLIGATIONS                                        48.8%
CORPORATE BONDS                                                            18.6%
REPURCHASE AGREEMENTS                                                      10.4%
U.S. TREASURY OBLIGATIONS                                                   9.9%
FOREIGN BONDS                                                               7.9%
ASSET BACKED SECURITIES                                                     3.6%


For the six-month period ended June 30, 2008, the Income Fund (the "Fund")
returned (1.95)% while the Lehman Aggregate Index returned 1.13%. The Fund underperformed the index by 3.08%. The continued weakness in U.S. housing and concerns of a slowing economy led to investors' increased risk aversion. The
Fund's underperformance can be attributed to its exposure to high yield credit,
CMBS, and mortgage-backed securities. Despite the first six month's underperformance, we expect the Fund's positioning to be beneficial when markets return to normal. The Fed actions continue to play a role in the stability of the markets.

** BASED ON PERCENT OF FUND'S TOTAL INVESTMENTS IN SECURITIES MARKET VALUE.

                                        4


--------------------------------------------------------------------------------

WILSHIRE VARIABLE INSURANCE TRUST
SHORT-TERM INVESTMENT FUND                                                [LOGO]
COMMENTARY

--------------------------------------------------------------------------------

                           AVERAGE ANNUAL TOTAL RETURN


SIX MONTHS ENDED 06/30/08* ..............................................   1.13%
ONE YEAR ENDED 06/30/08 .................................................   3.49%
FIVE YEARS ENDED 06/30/08 ...............................................   3.03%
TEN YEARS ENDED 06/30/08 ................................................   3.58%


THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE
FUTURE RESULTS. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER. THE INVESTMENT
RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT SHARES, WHEN
REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. RETURNS ASSUME
REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS. ANNUITY CONTRACT FEES ARE NOT
REFLECTED IN RETURNS.

* NOT ANNUALIZED.

During certain periods since inception, certain fees and expenses were waived and reimbursed. For the six months ended June 30, 2008, fees totaling less than
0.94% of average net assets were waived and reimbursed. Without such waivers and reimbursements, total returns since inception would have been lower.

                          PORTFOLIO SECTOR WEIGHTING**
                              (As of June 30, 2008)

                                   [PIE CHART]


CORPORATE BOND                                                              0.7%
U.S. GOVERNMENT & AGENCY OBLIATIONS                                        60.0%
REPURCHASE AGREEMENTS                                                      21.4%
COMMERCIAL PAPER                                                           16.9%
CERTIFICATE OF DEPOSIT                                                      1.0%


The Short Term Investment Fund (the "Fund") returned 1.13% for the six-month period ended June 30, 2008 (the "Period"). The Fund was essentially flat against the benchmark. Short term bonds rallied during the Period as the Fed lowered interest rates in response to continued uncertainty in the macroeconomic environment. At the same time, higher quality instruments received increased demand as investors reduced their exposure to riskier positions and moved to safer short-term assets. As such, the Fund fared well over the Period.

** BASED ON PERCENT OF FUND'S TOTAL INVESTMENTS IN SECURITIES MARKET VALUE.

                                        5


--------------------------------------------------------------------------------

WILSHIRE VARIABLE INSURANCE TRUST
SMALL CAP GROWTH FUND                                                     [LOGO]
COMMENTARY

--------------------------------------------------------------------------------

                           AVERAGE ANNUAL TOTAL RETURN


SIX MONTHS ENDED 06/30/08* ...........................................   (16.65)%
ONE YEAR ENDED 06/30/08 ..............................................   (15.71)%
FIVE YEARS ENDED 06/30/08 ............................................     7.89%
TEN YEARS ENDED 06/30/08 .............................................     1.81%


THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE
FUTURE RESULTS. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER. THE INVESTMENT
RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT SHARES, WHEN
REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. ANNUITY CONTRACT
FEES ARE NOT REFLECTED IN RETURNS. SMALL COMPANY STOCKS MAY BE SUBJECT TO A
HIGHER DEGREE OF MARKET RISK THAN THE SECURITIES OF MORE ESTABLISHED COMPANIES
BECAUSE THEY TEND TO BE MORE VOLATILE AND LESS LIQUID.

* NOT ANNUALIZED.

During certain periods since inception, certain fees and expenses were waived and reimbursed. For the six months ended June 30, 2008, fees totaling less than
0.27% of average net assets were waived and reimbursed. Without such waivers and reimbursements, total returns since inception would have been lower.

                          PORTFOLIO SECTOR WEIGHTING**
                              (As of June 30, 2008)

                                   [PIE CHART]


CONSUMER STAPLES                                                            1.0%
TELECOMMUNICATION SERVICES                                                  0.6%
UTILITIES                                                                   0.3%
INFORMATION TECHNOLOGY                                                     25.9%
HEALTH CARE                                                                19.4%
INDUSTRIALS                                                                18.8%
ENERGY                                                                     15.0%
CONSUMER DISCRETIONARY                                                     12.2%
FINANCIALS                                                                  3.3%
EXCHANGE TRADED FUND                                                        2.2%
MATERIALS                                                                   1.3%


For the six-month period ended June 30, 2008, the Small Cap Growth Fund (the
"Fund") returned (16.65)% while the Russell 2000 Growth Index returned (8.92)%.
The Fund underperformed the index by 7.73%. Security selection was the chief contributor to the underperformance. The Fund had several areas of disappointment. Security selection was weak in the Information Technology,
Industrials and the Financials sectors. The first six months of the year had been tough for the Fund given the market's sentiment of the overall health of the economy. Within small caps, the market shied away from high growth stocks and took safety in defensive names. This has been an anomalous environment. The
Fund recouped in the second quarter of 2008; however, it was not enough to overcome the underperformance of the first quarter.

** BASED ON PERCENT OF FUND'S TOTAL INVESTMENTS IN SECURITIES MARKET VALUE.

                                        6


--------------------------------------------------------------------------------

WILSHIRE VARIABLE INSURANCE TRUST
INTERNATIONAL EQUITY FUND                                                 [LOGO]
COMMENTARY

--------------------------------------------------------------------------------

                           AVERAGE ANNUAL TOTAL RETURN


SIX MONTHS ENDED 06/30/08* ...........................................    (9.36)%
ONE YEAR ENDED 06/30/08 ..............................................   (10.15)%
FIVE YEARS ENDED 06/30/08 ............................................    12.91%
TEN YEARS ENDED 06/30/08 .............................................     3.62%


FOREIGN SECURITIES MAY BE SUBJECT TO A HIGHER DEGREE OF MARKET RISK DUE TO
CURRENCY FLUCTUATIONS, LACK OF LIQUIDITY, AND POLITICAL AND ECONOMIC
INSTABILITY. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES
NOT GUARANTEE FUTURE RESULTS. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER. THE
INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT
SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.
ANNUITY CONTRACT FEES ARE NOT REFLECTED IN RETURNS.

* NOT ANNUALIZED.

During certain periods since inception, certain fees and expenses were waived and reimbursed. For the six months ended June 30, 2008, fees totaling less than
0.21% of average net assets were waived and reimbursed. Without such waivers and reimbursements, total returns since inception would have been lower.

                          PORTFOLIO SECTOR WEIGHTING**
                              (As of June 30, 2008)

                                   [PIE CHART]


INFORMATION TECHNOLOGY                                                      4.8%
EXCHANGE TRADED FUND                                                        1.1%
FINANCIALS                                                                 21.9%
MATERIALS                                                                  13.7%
ENERGY                                                                     12.9%
INDUSTRIALS                                                                11.1%
CONSUMER DISCRETIONARY                                                      9.1%
CONSUMER STAPLES                                                            7.7%
HEALTH CARE                                                                 6.1%
UTILITIES                                                                   5.9%
TELECOMMUNICATION SERVICES                                                  5.7%


For the six-month period ended June 30, 2008, the International Equity Fund (the
"Fund") returned (9.36)% while the MSCI EAFE Index returned (10.96)%. The Fund outperformed the index by 1.60%. The Fund's positive relative performance was attributed to security selection and sector allocation decisions. The Fund's overexposure to energy type holdings and its underexposure to financials benefited performance.

** BASED ON PERCENT OF FUND'S TOTAL LONG-TERM INVESTMENTS IN SECURITIES MARKET
VALUE.

                                        7


--------------------------------------------------------------------------------

WILSHIRE VARIABLE INSURANCE TRUST
SOCIALLY RESPONSIBLE FUND                                                 [LOGO]
COMMENTARY

--------------------------------------------------------------------------------

                           AVERAGE ANNUAL TOTAL RETURN


SIX MONTHS ENDED 06/30/08* ...........................................   (15.60)%
ONE YEAR ENDED 06/30/08 ..............................................   (22.74)%
FIVE YEARS ENDED 06/30/08 ............................................     6.52%
TEN YEARS ENDED 06/30/08 .............................................     3.55%


THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE
FUTURE RESULTS. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER. THE INVESTMENT
RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT SHARES, WHEN
REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. RETURNS ASSUME
REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS. ANNUITY CONTRACT FEES ARE NOT
REFLECTED IN RETURNS.

* NOT ANNUALIZED.

During certain periods since inception, certain fees and expenses were waived and reimbursed. For the six months ended June 30, 2008, fees totaling less than
0.00% of average net assets were waived and reimbursed. Without such waivers and reimbursements, total returns since inception would have been lower.

                          PORTFOLIO SECTOR WEIGHTING**
                              (As of June 30, 2008)

                                   [PIE CHART]


UTILITIES                                                                   3.8%
TELECOMMUNICATION SERVICES                                                  2.9%
FINANCIALS                                                                 21.3%
INFORMATION TECHNOLOGY                                                     18.9%
CONSUMER STAPLES                                                           15.0%
HEALTH CARE                                                                11.0%
INDUSTRIALS                                                                 9.3%
CONSUMER DISCRETIONARY                                                      7.9%
ENERGY                                                                      5.2%
MATERIALS                                                                   4.7%


For the six-month period ended June 30, 2008, the Socially Responsible Fund (the
"Fund") returned (15.60)% while the S&P 500 Index returned (11.92)%. The Fund underperformed the index by 3.68%. The Fund's underperformance was driven entirely by its sector allocations. Due to the socially responsible nature of the mandate, the Fund has underexposures to the Energy sector. This was offset by overexposures to the Financials sector. Year-to-date, the best performing sector in the index is the Energy sector and the worst performing sector in the index is the Financials sector.

** BASED ON PERCENT OF FUND'S TOTAL LONG-TERM INVESTMENTS IN SECURITIES MARKET
VALUE.

                                        8


--------------------------------------------------------------------------------

WILSHIRE VARIABLE INSURANCE TRUST
DISCLOSURE OF FUND EXPENSES                                               [LOGO]
FOR THE SIX MONTH PERIOD ENDED JUNE 30, 2008 (UNAUDITED)

--------------------------------------------------------------------------------

We believe it is important for you to understand the impact of fees regarding your investment. All mutual funds have operating expenses. As a shareholder of a mutual fund, you incur ongoing costs, which include costs for investment advisory, administrative services, distribution and/or shareholder services and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund's gross income, directly reduce the investment return of the fund. A fund's expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing fees (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

This table illustrates your Fund's costs in two ways:

ACTUAL FUND RETURN: This section helps you to estimate the actual expenses, after any applicable fee waivers, that you paid over the period. The "Ending
Account Value" shown is derived from the Fund's ACTUAL return for the period, the "Expense Ratio" column shows the period's annualized expense ratio, and the
"Expenses Paid During Period" column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund at the beginning of the period.

You may use the information here, together with your account value, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Fund in the first line under the heading entitled "Expenses Paid During Period."

HYPOTHETICAL 5% RETURN: This section is intended to help you compare your Fund's costs with those of other mutual funds. The "Ending Account Value" shown is derived from hypothetical account values and hypothetical expenses based on the
Fund's actual expense ratio and assumed rate of return. It assumes that the Fund had an annual return of 5% before expenses, but that the expense ratio is unchanged. In this case, because the return used is NOT the Fund's actual return, the results do not apply to your investment. This example is useful in making comparisons to other mutual funds because the Securities and Exchange
Commission requires all mutual funds to calculate expenses based on an assumed
5% annual return. You can assess your Fund's ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight and help you compare your ONGOING costs only and do not reflect any transactional costs such as sales charges (loads), redemption fees, or exchange fees. Wilshire
Variable Insurance Trust has no such charges or fees, but they may be present in other funds to which you compare this data. Therefore, the hypothetical portions of the table are useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds.

                                        9


--------------------------------------------------------------------------------

WILSHIRE VARIABLE INSURANCE TRUST
DISCLOSURE OF FUND EXPENSES - (CONTINUED)                                 [LOGO]
FOR THE SIX MONTH PERIOD ENDED JUNE 30, 2008 (UNAUDITED)

--------------------------------------------------------------------------------


                               Beginning     Ending
                                Account      Account                      Expenses Paid
                                 Value        Value      Expense          During Period
                               01/01/2008   06/30/2008   Ratio(1)   01/01/2008-06/30/2008(2)(3)
                               ----------   ----------   --------   ---------------------------
EQUITY FUND
-----------------------------------------------------------------------------------------------
Actual Fund Return ..........  $ 1,000.00   $   865.50     1.15%              $ 5.35
Hypothetical 5% Return ......  $ 1,000.00   $ 1,019.14     1.15%              $ 5.77

BALANCED FUND(4)
-----------------------------------------------------------------------------------------------
Actual Fund Return ..........  $ 1,000.00   $   910.40     0.12%              $ 0.57
Hypothetical 5% Return ......  $ 1,000.00   $ 1,024.27     0.12%              $ 0.60

INCOME FUND
-----------------------------------------------------------------------------------------------
Actual Fund Return ..........  $ 1,000.00   $   980.50     1.04%              $ 5.12
Hypothetical 5% Return ......  $ 1,000.00   $ 1,019.69     1.04%              $ 5.22

SHORT-TERM INVESTMENT FUND
-----------------------------------------------------------------------------------------------
Actual Fund Return ..........  $ 1,000.00   $ 1,011.30     0.06%              $ 0.30
Hypothetical 5% Return ......  $ 1,000.00   $ 1,024.57     0.06%              $ 0.30

SMALL CAP GROWTH FUND
-----------------------------------------------------------------------------------------------
Actual Fund Return ..........  $ 1,000.00   $   833.50     1.61%              $ 7.34
Hypothetical 5% Return ......  $ 1,000.00   $ 1,016.86     1.61%              $ 8.07

INTERNATIONAL EQUITY FUND
-----------------------------------------------------------------------------------------------
Actual Fund Return ..........  $ 1,000.00   $   906.40     1.72%              $ 8.15
Hypothetical 5% Return ......  $ 1,000.00   $ 1,016.31     1.72%              $ 8.62

SOCIALLY RESPONSIBLE FUND
-----------------------------------------------------------------------------------------------
Actual Fund Return ..........  $ 1,000.00   $   844.00     1.35%              $ 6.19
Hypothetical 5% Return ......  $ 1,000.00   $ 1,018.15     1.35%              $ 6.77


----------
(1)   ANNUALIZED, BASED ON THE FUND'S MOST RECENT FISCAL HALF-YEAR EXPENSES.

(2)   EXPENSES ARE EQUAL TO THE FUND'S ANNUALIZED EXPENSE RATIO MULTIPLIED BY
      THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY THE NUMBER OF
      DAYS IN THE PERIOD, THEN DIVIDED BY 366.

(3)   EXPENSES SHOWN DO NOT INCLUDE ANNUITY CONTRACT FEES.

(4)   THE EXPENSE RATIO DOES NOT INCLUDE THE EXPENSES OF THE UNDERLYING FUNDS.

                                       10


--------------------------------------------------------------------------------

WILSHIRE VARIABLE INSURANCE TRUST
EQUITY FUND                                                JUNE 30, 2008  [LOGO]
SCHEDULE OF INVESTMENTS                                      (UNAUDITED)

--------------------------------------------------------------------------------


   Shares                                                              Value
------------                                                       ------------
COMMON STOCK -- 98.5%

CONSUMER DISCRETIONARY -- 7.8%
       6,431   Abercrombie & Fitch Co., Class A .................   $    403,095
       2,812   Advance Auto Parts, Inc. .........................        109,190
       9,528   American Eagle Outfitters, Inc. ..................        129,867
       3,277   Autozone, Inc.+ ..................................        396,550
      26,447   Best Buy Co., Inc.(a) ............................      1,047,301
       6,365   Big Lots, Inc.+ ..................................        198,843
       2,951   Black & Decker Corp. .............................        169,712
          86   BorgWarner, Inc. .................................          3,817
       6,615   Carnival Corp.(a) ................................        218,030
       3,344   Centex Corp. .....................................         44,709
       4,621   Clear Channel Communications, Inc. ...............        162,659
       3,070   Coach, Inc.+ .....................................         88,662
      37,586   Comcast Corp. Special Class A ....................        713,006
       5,333   Darden Restaurants, Inc. .........................        170,336
      51,061   DIRECTV Group, Inc. (The)+ .......................      1,322,991
       3,460   Dollar Tree, Inc.+ ...............................        113,107
      20,636   DR Horton, Inc.(a) ...............................        223,901
      11,596   Expedia, Inc.+ ...................................        213,134
       9,243   Family Dollar Stores, Inc. .......................        184,305
      34,336   Gap, Inc. (The)(a) ...............................        572,381
       5,691   Hanesbrands, Inc.+(a) ............................        154,454
      10,864   Hasbro, Inc. .....................................        388,062
     169,376   Home Depot, Inc. (The) ...........................      3,966,785
      13,786   IAC/InterActiveCorp+ .............................        265,795
      49,500   J.C. Penney Co., Inc. ............................      1,796,355
         782   Jones Apparel Group, Inc. ........................         10,753
       4,373   KB Home(a) .......................................         74,035
      49,658   Kohl's Corp.+ ....................................      1,988,307
       6,023   Leggett & Platt, Inc.(a) .........................        101,006
       9,167   Lennar Corp., Class A(a) .........................        113,121
      30,547   Lowe's Cos., Inc. ................................        633,850
      13,540   Macy's, Inc. .....................................        262,947
      21,075   Magna International, Inc., Class A(a) ............      1,248,483
      47,925   Mattel, Inc. .....................................        820,476
      22,919   McDonald's Corp. .................................      1,288,507
       7,854   McGraw-Hill Cos., Inc. (The)(a) ..................        315,102
      25,622   Nike, Inc., Class B ..............................      1,527,326
         305   NVR, Inc.+(a) ....................................        152,524
      15,279   Omnicom Group, Inc. ..............................        685,722
       4,463   Polo Ralph Lauren Corp. ..........................        280,187
      15,857   Pulte Homes, Inc.(a) .............................        152,703
       6,157   RadioShack Corp. .................................         75,546
       2,998   Ross Stores, Inc. ................................        106,489
       2,031   Sears Holdings Corp.+(a) .........................        149,603
       6,843   Sherwin-Williams Co. (The) .......................        314,299
       1,082   Snap-On, Inc.(a) .................................         56,275
       4,346   Stanley Works (The) ..............................        194,831
      23,428   Staples, Inc.(a) .................................        556,415
      42,000   Starbucks Corp.+ .................................        661,080
       7,000   Target Corp. .....................................        325,430
     123,891   Time Warner, Inc.(a) .............................      1,833,587
      71,244   TJX Cos., Inc.(a) ................................      2,242,049
         909   Tupperware Brands Corp. ..........................         31,106



   Shares                                                              Value
------------                                                       ------------
CONSUMER DISCRETIONARY (CONTINUED)
         855   Wendy's International, Inc. ......................   $     23,273
      43,625   Whirlpool Corp.(a) ...............................      2,692,971
                                                                   ------------
                                                                     31,975,050
                                                                   ------------
CONSUMER STAPLES -- 7.6%
      64,496   Altria Group, Inc. ...............................      1,326,037
       1,281   Anheuser-Busch Cos., Inc. ........................         79,576
       3,626   Archer-Daniels-Midland Co. .......................        122,378
       2,936   Church & Dwight Co., Inc. ........................        165,444
      48,885   Coca-Cola Co. (The) ..............................      2,541,041
      21,680   Coca-Cola Enterprises, Inc. ......................        375,064
      31,724   Colgate-Palmolive Co. ............................      2,192,128
       1,113   Corn Products International, Inc. ................         54,659
      34,500   Costco Wholesale Corp.(a) ........................      2,419,830
       2,099   Estee Lauder Cos., Inc. (The), Class A ...........         97,499
       2,428   General Mills, Inc. ..............................        147,550
       2,689   Hormel Foods Corp. ...............................         93,066
       4,145   Kimberly-Clark Corp. .............................        247,788
      49,075   Kraft Foods, Inc., Class A .......................      1,396,184
       1,848   Molson Coors Brewing Co., Class B ................        100,402
      10,355   Pepsi Bottling Group, Inc. .......................        289,112
      37,452   PepsiCo, Inc. ....................................      2,381,573
      24,040   Philip Morris International, Inc. ................      1,187,336
      56,938   Procter & Gamble Co. .............................      3,462,400
       7,877   Reynolds American, Inc. ..........................        367,620
      30,313   Safeway, Inc. ....................................        865,436
     114,000   Sara Lee Corp. ...................................      1,396,500
       5,890   SUPERVALU, Inc. ..................................        181,942
      13,775   SYSCO Corp. ......................................        378,950
       3,165   Tyson Foods, Inc., Class A .......................         47,285
     103,932   Wal-Mart Stores, Inc. ............................      5,840,979
      47,520   Wm. Wrigley Jr. Co. ..............................      3,696,105
                                                                   ------------
                                                                     31,453,884
                                                                   ------------
ENERGY -- 12.1%
      12,929   Apache Corp. .....................................      1,797,131
       1,275   Arch Coal, Inc. ..................................         95,663
      11,000   Baker Hughes, Inc. ...............................        960,740
      33,725   BP PLC ADR .......................................      2,346,248
      26,900   Cameron International Corp.+ .....................      1,488,915
      26,420   Chesapeake Energy Corp.(a) .......................      1,742,663
      21,862   Chevron Corp. ....................................      2,167,180
       4,972   Cimarex Energy Co. ...............................        346,399
      36,196   ConocoPhillips ...................................      3,416,540
       2,755   Denbury Resources, Inc.+ .........................        100,558
      16,057   Devon Energy Corp. ...............................      1,929,409
      10,926   ENSCO International, Inc. ........................        882,165
      37,300   EOG Resources, Inc. ..............................      4,893,760
      77,834   Exxon Mobil Corp. ................................      6,859,511
       5,787   FMC Technologies, Inc.+ ..........................        445,194
       6,177   Helmerich & Payne, Inc. ..........................        444,868
      13,582   Hess Corp. .......................................      1,713,913
         724   Massey Energy Co. ................................         67,875
      11,671   Murphy Oil Corp. .................................      1,144,342


                       See Notes to Financial Statements.

                                       11


--------------------------------------------------------------------------------

WILSHIRE VARIABLE INSURANCE TRUST
EQUITY FUND                                                JUNE 30, 2008  [LOGO]
SCHEDULE OF INVESTMENTS - (CONTINUED)                        (UNAUDITED)

--------------------------------------------------------------------------------


   Shares                                                              Value
------------                                                       ------------
ENERGY (CONTINUED)
      13,072   Nabors Industries, Ltd.+ .........................   $    643,535
      22,168   National Oilwell Varco, Inc.+ ....................      1,966,745
      10,808   Noble Corp.(a) ...................................        702,088
       2,251   Noble Energy, Inc. ...............................        226,361
      24,937   Occidental Petroleum Corp. .......................      2,240,839
       9,333   Patterson-UTI Energy, Inc. .......................        336,361
       2,206   Plains Exploration & Production Co.+ .............        160,972
       7,449   Pride International, Inc.+ .......................        352,263
      64,836   Schlumberger, Ltd. ...............................      6,965,331
       4,416   Sunoco, Inc. .....................................        179,687
       4,222   Superior Energy Services, Inc.+ ..................        232,801
       2,216   Tesoro Corp.(a) ..................................         43,810
         844   Tidewater, Inc. ..................................         54,885
      15,203   Transocean, Inc. .................................      2,316,785
      15,229   Valero Energy Corp. ..............................        627,130
                                                                   ------------
                                                                     49,892,667
                                                                   ------------
FINANCIALS -- 17.2%
      23,055   ACE, Ltd. ........................................      1,270,100
      23,199   Aflac, Inc. ......................................      1,456,897
      78,438   Allstate Corp. (The) .............................      3,575,988
      19,132   American Express Co.(a) ..........................        720,702
      11,725   American International Group, Inc. ...............        310,244
      17,220   Ameriprise Financial, Inc. .......................        700,337
       2,886   AON Corp. ........................................        132,583
       6,350   Assurant, Inc. ...................................        418,846
      99,400   Bank of America Corp. ............................      2,372,678
      42,255   Bank of New York Mellon Corp. (The) ..............      1,598,507
      36,700   Blackstone Group LP (The)(a) .....................        668,307
     108,162   Capital One Financial Corp.(a) ...................      4,111,238
      64,668   Charles Schwab Corp. (The) .......................      1,328,281
     259,803   Citigroup, Inc. ..................................      4,354,298
      14,435   CME Group, Inc. ..................................      5,531,348
      50,525   Comerica, Inc.(a) ................................      1,294,955
     198,084   Countrywide Financial Corp. ......................        841,857
       2,176   Cullen/Frost Bankers, Inc. .......................        108,474
      36,194   Discover Financial Services ......................        476,675
       2,312   Everest Re Group, Ltd. ...........................        184,290
     169,268   Fannie Mae .......................................      3,302,419
       2,468   Federated Investors, Inc., Class B ...............         84,949
      92,600   Fidelity National Financial, Inc., Class A .......      1,166,760
         688   First American Corp. .............................         18,163
      31,648   Franklin Resources, Inc. .........................      2,900,539
     188,650   Freddie Mac ......................................      3,093,860
      31,349   Genworth Financial, Inc., Class A ................        558,326
      21,216   Goldman Sachs Group, Inc. (The) ..................      3,710,678
       6,032   HCC Insurance Holdings, Inc. .....................        127,516
       3,330   Hudson City Bancorp, Inc.(a) .....................         55,544
       2,037   Janus Capital Group, Inc. ........................         53,919
       1,007   Jones Lang LaSalle, Inc. .........................         60,611
      81,974   JPMorgan Chase & Co. .............................      2,812,528
       3,815   Legg Mason, Inc. .................................        166,220
      63,725   Lehman Brothers Holdings, Inc.(a) ................      1,262,392
         260   Lincoln National Corp. ...........................         11,783



   Shares                                                              Value
------------                                                       ------------
FINANCIALS (CONTINUED)
      33,649   Loews Corp. ......................................   $  1,578,138
       4,479   Merrill Lynch & Co., Inc.(a) .....................        142,029
      28,468   MetLife, Inc. ....................................      1,502,256
      77,717   Morgan Stanley(a) ................................      2,803,252
     119,605   National City Corp.(a) ...........................        570,516
      14,066   Northern Trust Corp. .............................        964,506
      19,100   NYSE Euronext ....................................        967,606
      12,180   Old Republic International Corp. .................        144,211
      17,731   Principal Financial Group, Inc.(a) ...............        744,170
         506   Protective Life Corp. ............................         19,253
      21,305   Prudential Financial, Inc. .......................      1,272,761
         831   Safeco Corp. .....................................         55,810
       1,455   StanCorp Financial Group, Inc. ...................         68,327
      20,234   State Street Corp. ...............................      1,294,774
      50,175   Torchmark Corp. ..................................      2,942,764
      16,028   Travelers Cos., Inc. (The) .......................        695,615
       9,568   Unum Group .......................................        195,666
       8,254   W.R. Berkley Corp. ...............................        199,417
     150,950   Wachovia Corp.(a) ................................      2,344,253
         613   Waddell & Reed Financial, Inc., Class A ..........         21,461
     153,975   Washington Mutual, Inc.(a) .......................        759,097
      12,522   Wells Fargo & Co.(a) .............................        297,398
      17,900   XL Capital, Ltd., Class A ........................        368,024
                                                                   ------------
                                                                     70,794,116
                                                                   ------------
HEALTH CARE -- 14.8%
      60,353   Abbott Laboratories ..............................      3,196,898
      16,222   Aetna, Inc. ......................................        657,478
      22,450   Alcon, Inc. ......................................      3,654,636
      72,256   AmerisourceBergen Corp., Class A .................      2,889,517
     112,607   Amgen, Inc.+ .....................................      5,310,546
       4,714   Applera Corp. - Applied Biosystems Group .........        157,824
      33,501   Baxter International, Inc. .......................      2,142,054
      16,393   Becton Dickinson & Co. ...........................      1,332,751
       2,595   Biogen Idec, Inc.+ ...............................        145,035
     147,475   Bristol-Myers Squibb Co. .........................      3,027,662
       4,004   C.R. Bard, Inc. ..................................        352,152
      62,100   Celgene Corp.+ ...................................      3,966,327
       2,486   Cephalon, Inc.+(a) ...............................        165,791
      17,882   Cigna Corp. ......................................        632,844
      19,609   Covidien, Ltd. ...................................        939,075
         571   Dentsply International, Inc.(a) ..................         21,013
         456   Edwards Lifesciences Corp.+ ......................         28,290
      16,625   Eli Lilly & Co. ..................................        767,410
       7,829   Endo Pharmaceuticals Holdings, Inc.+ .............        189,384
      11,731   Forest Laboratories, Inc.+ .......................        407,535
      33,250   Genentech, Inc.+ .................................      2,523,675
     113,924   Gilead Sciences, Inc.+ ...........................      6,032,276
       3,383   Health Net, Inc.+ ................................         81,395
          72   Henry Schein, Inc.+ ..............................          3,713
       2,985   Hospira, Inc.+ ...................................        119,728
       6,563   Humana, Inc.+ ....................................        261,011
          72   Invitrogen Corp.+ ................................          2,827


                       See Notes to Financial Statements.

                                       12


--------------------------------------------------------------------------------

WILSHIRE VARIABLE INSURANCE TRUST
EQUITY FUND                                                JUNE 30, 2008  [LOGO]
SCHEDULE OF INVESTMENTS - (CONTINUED)                        (UNAUDITED)

--------------------------------------------------------------------------------


   Shares                                                              Value
------------                                                       ------------
HEALTH CARE (CONTINUED)
      71,564   Johnson & Johnson ................................   $  4,604,427
         407   Kinetic Concepts, Inc.+(a) .......................         16,243
      13,882   King Pharmaceuticals, Inc.+ ......................        145,345
       2,939   Laboratory Corp. of America Holdings+ ............        204,643
         627   Lincare Holdings, Inc.+ ..........................         17,807
      74,972   Medco Health Solutions, Inc.+ ....................      3,538,677
      20,972   Medtronic, Inc. ..................................      1,085,301
      23,726   Merck & Co., Inc. ................................        894,233
       1,828   Omnicare, Inc. ...................................         47,930
       1,210   Patterson Cos., Inc.+ ............................         35,562
       1,150   Perrigo Co. ......................................         36,536
     258,109   Pfizer, Inc. .....................................      4,509,163
       1,419   Quest Diagnostics, Inc. ..........................         68,779
      49,850   Schering-Plough Corp. ............................        981,547
         841   Sepracor, Inc.+ ..................................         16,753
      79,500   Teva Pharmaceutical Industries, Ltd. ADR(a) ......      3,641,100
      18,994   UnitedHealth Group, Inc. .........................        498,593
       1,144   Universal Health Services, Inc., Class B .........         72,324
       2,404   Varian Medical Systems, Inc.+ ....................        124,647
       7,821   Watson Pharmaceuticals, Inc.+ ....................        212,497
      18,364   WellPoint, Inc.+ .................................        875,228
       9,817   Wyeth ............................................        470,823
                                                                   ------------
                                                                     61,107,005
                                                                   ------------
INDUSTRIALS -- 8.2%
       2,917   3M Co. ...........................................        202,994
       4,130   AGCO Corp.+(a) ...................................        216,453
       2,646   Allied Waste Industries, Inc.+ ...................         33,393
         957   Avery Dennison Corp. .............................         42,041
      24,981   Boeing Co. .......................................      1,641,751
       2,882   Brink's Co. (The) ................................        188,540
       7,205   Burlington Northern Santa Fe Corp. ...............        719,707
      22,809   Caterpillar, Inc.(a) .............................      1,683,760
      20,839   CSX Corp. ........................................      1,308,899
      31,000   Deere & Co. ......................................      2,236,031
       2,900   Dover Corp. ......................................        140,273
      14,900   Emerson Electric Co. .............................        736,805
      16,538   FedEx Corp. ......................................      1,303,029
         600   First Solar, Inc.+ ...............................        163,692
         417   Flowserve Corp. ..................................         57,004
      10,075   Fluor Corp.(a) ...................................      1,874,756
       9,200   Foster Wheeler, Ltd.+ ............................        672,980
     118,208   General Electric Co. .............................      3,154,972
      79,550   Honeywell International, Inc. ....................      3,999,775
       3,389   Hubbell, Inc., Class B ...........................        135,119
       9,739   Illinois Tool Works, Inc. ........................        462,700
      13,115   Ingersoll-Rand Co., Ltd., Class A ................        490,894
       2,555   JB Hunt Transport Services, Inc. .................         85,030
       1,617   Joy Global, Inc. .................................        122,617
       3,411   Kansas City Southern+ ............................        150,050
      22,935   L-3 Communications Holdings, Inc. ................      2,084,103
         307   Lincoln Electric Holdings, Inc. ..................         24,161
       6,181   Lockheed Martin Corp. ............................        609,817



   Shares                                                              Value
------------                                                       ------------
INDUSTRIALS (CONTINUED)
      16,023   Masco Corp. ......................................   $    252,042
         242   Nordson Corp. ....................................         17,639
       8,496   Norfolk Southern Corp. ...........................        532,444
      50,872   Northrop Grumman Corp. ...........................      3,403,337
       6,201   Parker Hannifin Corp. ............................        442,255
      11,923   Robert Half International, Inc. ..................        285,794
       4,342   Ryder System, Inc. ...............................        299,077
         596   Shaw Group, Inc. (The)+ ..........................         36,827
      54,992   Southwest Airlines Co. ...........................        717,096
         412   SPX Corp. ........................................         54,273
      31,200   Textron, Inc. ....................................      1,495,416
      16,130   Tyco International, Ltd. .........................        645,845
      15,760   Union Pacific Corp. ..............................      1,189,880
         415   United Parcel Service, Inc., Class B .............         25,510
         117   United Technologies Corp. ........................          7,219
       1,486   Waste Management, Inc. ...........................         56,037
                                                                   ------------
                                                                     34,002,037
                                                                   ------------
INFORMATION TECHNOLOGY -- 22.2%
       5,409   Activision Blizzard, Inc.+ .......................        184,285
      47,696   Affiliated Computer Services, Inc., Class A+ .....      2,551,259
      17,345   Agilent Technologies, Inc.+ ......................        616,442
     718,041   Alcatel-Lucent ADR+ ..............................      4,336,968
       9,632   Analog Devices, Inc.(a) ..........................        306,009
      68,079   Apple, Inc.+ .....................................     11,399,147
      12,882   Applied Materials, Inc. ..........................        245,917
       6,531   Arrow Electronics, Inc.+ .........................        200,632
      12,809   BMC Software, Inc.+ ..............................        461,124
      22,650   Broadcom Corp., Class A+ .........................        618,119
       3,120   Broadridge Financial Solutions, Inc. .............         65,676
     121,625   CA, Inc. .........................................      2,808,320
     322,412   Cisco Systems, Inc.+ .............................      7,499,302
       1,648   Citrix Systems, Inc.+ ............................         48,468
      10,677   Computer Sciences Corp.+ .........................        500,111
      45,656   Dell, Inc.+ ......................................        998,953
      51,791   eBay, Inc.+ ......................................      1,415,448
      10,200   Electronic Arts, Inc.+ ...........................        453,186
      11,874   Electronic Data Systems Corp. ....................        292,575
      76,703   EMC Corp.+ .......................................      1,126,767
       4,570   Fiserv, Inc.+ ....................................        207,341
      20,683   Google, Inc., Class A+ ...........................     10,887,945
     233,257   Hewlett-Packard Co. ..............................     10,312,292
     147,943   Intel Corp. ......................................      3,177,815
      24,551   International Business Machines Corp. ............      2,910,030
       7,212   Kla-Tencor Corp. .................................        293,601
       4,599   Lam Research Corp.+ ..............................        166,254
       7,121   Lexmark International, Inc., Class A+ ............        238,055
      47,100   MEMC Electronic Materials, Inc.+ .................      2,898,534
     262,558   Microsoft Corp. ..................................      7,222,970
      10,500   Molex, Inc. ......................................        256,305
       6,412   National Semiconductor Corp. .....................        131,702
      26,048   NetApp, Inc.+ ....................................        564,200
      31,500   Nokia Oyj ADR ....................................        771,750


                       See Notes to Financial Statements.

                                       13


--------------------------------------------------------------------------------

WILSHIRE VARIABLE INSURANCE TRUST
EQUITY FUND                                                JUNE 30, 2008  [LOGO]
SCHEDULE OF INVESTMENTS - (CONTINUED)                        (UNAUDITED)

--------------------------------------------------------------------------------


   Shares                                                              Value
------------                                                       ------------
INFORMATION TECHNOLOGY (CONTINUED)
         390   Novell, Inc.+ ....................................   $      2,297
       7,861   Novellus Systems, Inc.+(a) .......................        166,575
     106,300   Nvidia Corp.+ ....................................      1,989,936
      22,458   Oracle Corp.+ ....................................        471,618
       8,907   QLogic Corp.+ ....................................        129,953
      37,080   QUALCOMM, Inc. ...................................      1,645,240
      38,350   Research In Motion, Ltd.+ ........................      4,483,115
      15,100   Salesforce.com, Inc.+ ............................      1,030,273
       6,970   Sun Microsystems, Inc.+(a) .......................         75,834
       3,106   Sybase, Inc.+ ....................................         91,379
      60,579   Symantec Corp.+ ..................................      1,172,204
       4,447   Synopsys, Inc.+ ..................................        106,328
         320   Teradyne, Inc.+ ..................................          3,542
      55,480   Texas Instruments, Inc. ..........................      1,562,317
       8,261   Tyco Electronics, Ltd. ...........................        295,909
       1,941   VeriSign, Inc.+ ..................................         73,370
      16,200   VMware, Inc., Class A+(a) ........................        872,532
      13,345   Western Digital Corp.+(a) ........................        460,803
       1,109   Xilinx, Inc. .....................................         28,002
      32,891   Yahoo!, Inc.+ ....................................        679,528
                                                                   ------------
                                                                     91,508,257
                                                                   ------------
MATERIALS -- 4.5%
      24,100   Air Products & Chemicals, Inc.(a) ................      2,382,526
       1,242   Airgas, Inc. .....................................         72,520
       4,234   Ashland, Inc. ....................................        204,079
       1,885   Ball Corp. .......................................         89,990
       2,880   CF Industries Holdings, Inc.(a) ..................        440,064
      12,559   Dow Chemical Co. (The) ...........................        438,435
       2,121   Eastman Chemical Co.(a) ..........................        146,052
      15,367   Freeport-McMoRan Copper & Gold, Inc. .............      1,800,858
       1,014   Hercules, Inc. ...................................         17,167
       1,566   MeadWestvaco Corp. ...............................         37,333
      64,800   Monsanto Co. .....................................      8,193,313
      14,097   Nucor Corp.(a) ...................................      1,052,623
       9,846   Pactiv Corp.+ ....................................        209,030
       3,264   Reliance Steel & Aluminum Co. ....................        251,622
       2,855   Rio Tinto PLC ADR(a) .............................      1,413,225
       5,456   Terra Industries, Inc.(a) ........................        269,254
       8,274   United States Steel Corp. ........................      1,528,870
                                                                   ------------
                                                                     18,546,961
                                                                   ------------
TELECOMMUNICATION SERVICES -- 2.1%
      41,000   America Movil SAB de CV ADR, Series L ............      2,162,750
     110,471   AT&T, Inc. .......................................      3,721,768
       1,694   Telephone & Data Systems, Inc. ...................         80,075
      72,897   Verizon Communications, Inc. .....................      2,580,554
                                                                   ------------
                                                                      8,545,147
                                                                   ------------
UTILITIES -- 2.0%
      36,997   AES Corp. (The)+ .................................        710,712
      24,627   Edison International .............................      1,265,336
      17,407   FPL Group, Inc. ..................................      1,141,551



   Shares                                                              Value
------------                                                       ------------
UTILITIES (CONTINUED)
       6,251   PG&E Corp. .......................................   $    248,102
         309   Public Service Enterprise Group, Inc. ............         14,192
      40,475   Sempra Energy ....................................      2,284,814
       1,682   Sierra Pacific Resources .........................         21,378
      53,100   Wisconsin Energy Corp. ...........................      2,401,182
                                                                   ------------
                                                                      8,087,267
                                                                   ------------
Total Common Stock (Cost $441,114,156)                              405,912,391
                                                                   ------------

                                      Maturity
                                        Date        Par
                                      --------  -----------
U.S. TREASURY OBLIGATIONS -- 0.5%
U.S. Treasury Bill
1.114% (b)                            07/17/08  $ 1,300,000           1,299,208
1.753% (b)                            07/31/08      900,000             898,627
                                                                   ------------
Total U.S. Treasury Obligations
(Cost $2,197,898)                                                     2,197,835
                                                                   ------------

   Shares
------------
MONEY MARKET FUND -- 10.3%
  42,191,404   PNC Institutional Money
               Market Trust, 2.730%(c)(d)
               (Cost $42,191,404) ...............................     42,191,404
                                                                   ------------
Total Investments -- 109.3%
(Cost $485,503,458)                                                 450,301,630
Other Assets & Liabilities, Net -- (9.3)%                           (38,292,070)
                                                                   ------------
NET ASSETS -- 100.0%                                               $412,009,560
                                                                   ============
FUTURES CONTRACTS - LONG POSITIONS

   Number
     of                                                              Unrealized
 Contracts                                                         Depreciation
 ---------                                                         ------------
    36         CME E-Mini S&P 500, Expires September 2008 .......   $    (74,107)
                                                                   ============


----------
      ADR - American Depositary Receipt

  +   Non-income producing security.

(a)   All or a portion of this security is on loan.

(b)   The rate reported is the effective yield at time of purchase.

(c)   Investment purchased with proceeds from collateral received from securities on loan.

(d)   The rate shown is the 7-day effective yield as of June 30, 2008.

                       See Notes to Financial Statements.

                                       14


--------------------------------------------------------------------------------

WILSHIRE VARIABLE INSURANCE TRUST
BALANCED FUND                                              JUNE 30, 2008  [LOGO]
SCHEDULE OF INVESTMENTS                                      (UNAUDITED)

--------------------------------------------------------------------------------


   Shares                                                              Value
------------                                                       ------------
INVESTMENT IN UNDERLYING FUNDS -- 100.1%

   6,151,731   Wilshire Variable Insurance Trust Equity Fund* ...   $122,296,403
   7,062,314   Wilshire Variable Insurance Trust Income Fund* ...     85,171,509
                                                                   ------------
Total Investments in Underlying Funds -- 100.1%
(Cost $209,216,417)                                                 207,467,912
Other Assets & Liabilities, Net -- (0.1)%                              (219,989)
                                                                   ------------
NET ASSETS -- 100.0%                                               $207,247,923
                                                                   ============


----------
* Affliated Fund

                       See Notes to Financial Statements.

                                       15


--------------------------------------------------------------------------------

WILSHIRE VARIABLE INSURANCE TRUST
INCOME FUND                                                JUNE 30, 2008  [LOGO]
SCHEDULE OF INVESTMENTS                                      (UNAUDITED)

--------------------------------------------------------------------------------


                                          Maturity
                                            Date         Par           Value
                                          --------   -----------   ------------
ASSET BACKED SECURITIES -- 4.8%

Amortizing Residential Collateral Trust
2.762%(a)                                 01/01/32   $    37,649   $     25,607
Bayview Financial Acquisition Trust
3.157%(a)                                 02/28/44       113,633        101,947
Conseco Finance Securitization Corp.
8.500%(a)                                 03/01/33       421,325         46,506
Countrywide Home Equity Loan Trust
2.641%(a)                                 03/15/17       488,819        350,360
Delta Funding Home Equity Loan Trust
7.040%                                    06/25/27         7,497          7,496
Green Tree Financial Corp.
9.150%                                    01/15/18        22,339         15,531
Green Tree Home Improvement
   Loan Trust
7.600%                                    07/15/20         6,660          4,810
Green Tree Recreational Equipment &
   Consumer Trust
7.250%                                    03/15/29        38,161         23,128
Lehman XS Trust
2.743%(a)                                 02/25/46       332,644        232,983
Morgan Stanley Mortgage Loan Trust
2.633%(a)                                 03/25/36       192,023        103,347
MSCC Heloc Trust
2.672%(a)                                 07/25/17        22,048         14,917
Nelnet Student Loan Trust
4.100%(a)                                 04/25/24       200,000        200,519
SACO I Trust
2.653%(a)                                 03/25/36       224,688         95,589
2.760%(a)                                 09/25/35        79,590         65,753
2.612%(a)                                 06/25/36       285,062         95,916
Salomon Brothers Mortgage
   Securities VII, Inc.
2.783%(a)                                 03/25/32        50,923         49,850
Securitized Asset Backed
   Receivables LLC Trust
2.712%(a)                                 02/25/37     1,095,971        742,176
SG Mortgage Securities Trust
2.723%(a)                                 12/25/36     1,069,961        801,893
WAMU Asset-Backed Certificates
2.653%(a)                                 05/25/37     1,300,000        961,138
2.572%(a)                                 05/25/37       953,514        921,923
2.773%(a)                                 05/25/47     1,300,000        672,315
                                                                   ------------
Total Asset Backed Securities
(Cost $7,850,531)                                                     5,533,704
                                                                   ------------
COLLATERALIZED MORTGAGE
   OBLIGATIONS -- 64.8%

AGENCY MORTGAGE-BACKED OBLIGATIONS -- 50.8%
Federal Home Loan Mortgage Corp.
5.000%                                    08/01/33       935,220        901,921
5.000%                                    09/01/33       283,678        273,577
5.000%                                    10/01/33       615,812        593,886
5.000%                                    09/01/33       633,559        611,001
5.000%                                    09/01/33       305,038        294,177
5.500%                                    12/17/37     1,482,118      1,462,434



                                          Maturity
                                            Date         Par           Value
                                          --------   -----------   ------------
AGENCY MORTGAGE-BACKED OBLIGATIONS (CONTINUED)
5.500%                                    12/17/37   $ 2,640,384   $  2,603,666
5.500%                                    10/01/35       295,149        291,598
5.572%(a)                                 01/01/38     1,227,187      1,244,174
5.637%(a)                                 05/01/37     1,218,783      1,235,508
Federal Home Loan Mortgage Corp. TBA
5.000%                                    07/01/36       500,000        479,063
Federal National Mortgage Association
5.390%(a)                                 08/01/37       516,734        523,017
5.500%                                    09/01/35     2,843,048      2,805,676
5.500%                                    04/01/36     1,276,952      1,248,802
5.500%                                    08/01/22     3,900,000      3,915,842
5.500%                                    08/01/37       927,422        915,231
5.500%                                    11/01/36       831,796        820,862
5.500%                                    11/01/21        93,734         94,465
5.500%                                    02/01/22        94,166         94,900
6.053%(a)                                 01/01/37       718,318        735,621
6.500%                                    11/01/37       134,784        138,909
7.000%                                    05/01/32        64,128         68,224
Federal National Mortgage Association TBA
5.000%                                    08/14/37     8,400,000      8,032,500
5.000%                                    07/15/38    15,800,000     15,143,320
5.000%                                    08/15/18     4,300,000      4,242,217
5.500%                                    07/01/22       200,000        201,312
5.500%                                    07/01/37       200,000        197,125
5.500%                                    08/01/37       600,000        589,875
Government National Mortgage Association
5.500%                                    05/15/36       180,043        179,475
5.500%                                    08/01/33     1,700,000      1,686,188
6.000%                                    05/15/33       165,479        168,233
6.000%                                    03/15/37       324,211        329,606
6.000%                                    03/15/35       921,792        937,132
Government National Mortgage
   Association TBA
5.500%                                    07/01/33     3,400,000      3,383,000
6.500%                                    08/15/36     2,300,000      2,365,046
                                                                   ------------
                                                                     58,807,583
                                                                   ------------
NON-AGENCY MORTGAGE-BACKED OBLIGATIONS -- 14.0%
American Home Mortgage Assets
2.712%(a)                                 05/25/46       280,926        158,885
Asset Securitization Corp.
7.067%(a)                                 02/14/43       100,000        104,846
Banc of America Commercial Mortgage, Inc.
5.658%(a)                                 06/10/49        60,000         56,719
Banc of America Funding Corp.
4.993%(a)                                 09/20/35     1,938,691      1,506,584
Banc of America Mortgage Securities, Inc.
6.785%(a)                                 02/25/34        27,398         27,289
Bear Stearns Adjustable Rate Mortgage Trust
6.750%(a)                                 11/25/34       108,076        108,095
6.816%(a)                                 02/25/34        89,453         81,678
Bear Stearns Commercial Mortgage Securities
5.405%(a)                                 12/11/40       500,000        484,873
Citigroup Mortgage Loan Trust, Inc.
5.400%(a)                                 09/25/34        98,890         95,476
6.733%(a)                                 02/25/34       114,047        111,259


                       See Notes to Financial Statements.

                                       16


--------------------------------------------------------------------------------

WILSHIRE VARIABLE INSURANCE TRUST
INCOME FUND                                                JUNE 30, 2008  [LOGO]
SCHEDULE OF INVESTMENTS - (CONTINUED)                        (UNAUDITED)

--------------------------------------------------------------------------------


                                          Maturity
                                            Date         Par           Value
                                          --------   -----------   ------------
NON-AGENCY MORTGAGE-BACKED OBLIGATIONS (CONTINUED)
Countrywide Alternative Loan Trust
2.692%(a)                                 03/20/46   $    88,873   $     62,905
2.792%(a)                                 10/25/35       146,227        109,159
6.784%(a)                                 09/25/34       142,471        129,193
First Horizon Mortgage Pass-Through
   Certificates
6.428%(a)                                 02/25/35       523,508        496,877
GE Capital Commercial Mortgage Corp.
5.543%                                    02/10/17       210,000        196,672
Greenpoint Mortgage Funding Trust
2.693%(a)                                 04/25/36       756,289        529,516
Harborview Mortgage Loan Trust
2.633%(a)                                 03/19/38     1,150,357        805,474
2.702%(a)                                 05/19/35       159,148        120,545
Homebanc Mortgage Trust
2.783%(a)                                 05/25/37       206,362        192,692
Impac CMB Trust
2.752%(a)                                 05/25/35       158,837        121,344
Indymac Index Mortgage Loan Trust
2.683%(a)                                 06/25/47       406,567        317,536
2.603%(a)                                 07/25/36       445,597        319,381
2.792%(a)                                 06/25/35       670,015        524,110
6.279%(a)                                 03/25/35       160,808        126,532
6.867%(a)                                 11/01/37       145,017        142,335
5.099%(a)                                 09/25/35        92,042         75,395
JPMorgan Chase Commercial
   Mortgage Securities Corp.
5.420%                                    01/15/49       110,000        101,939
5.472%(a)                                 01/12/43       100,000         96,653
5.429%                                    12/12/43       450,000        426,241
LB-UBS Commercial Mortgage Trust
4.954%                                    09/15/30       500,000        474,143
Luminent Mortgage Trust
2.672%(a)                                 05/25/46       341,909        244,612
Master Adjustable Rate Mortgages Trust
2.683%(a)                                 05/25/47     1,034,066        724,116
4.820%(a)                                 02/25/35       416,787        363,169
4.594%(a)                                 12/25/46       322,686        228,761
6.762%(a)                                 12/25/34        24,506         24,487
Morgan Stanley Capital I
5.692%(a)                                 04/15/49     1,200,000      1,131,593
4.989%                                    08/13/42       240,000        227,892
Morgan Stanley Mortgage Loan Trust
2.803%(a)                                 01/25/35       347,903        281,138
5.469%(a)                                 08/25/34       161,272        146,847
5.523%(a)                                 07/25/35       219,640        198,329
Prime Mortgage Trust
8.000%                                    07/25/34       240,197        240,912
RBSGC Mortgage Pass Through Certificates
2.932%(a)                                 01/25/37       368,372        275,722
Residential Accredit Loans, Inc.
2.842%(a)                                 01/25/37       416,683        318,756
2.572%(a)                                 10/25/46       399,703        370,078
Residential Asset Securitization Trust
4.750%                                    02/25/19       821,592        739,396



                                          Maturity
                                            Date         Par           Value
                                          --------   -----------   ------------
NON-AGENCY MORTGAGE-BACKED OBLIGATIONS (CONTINUED)
Structured Adjustable Rate Mortgage
   Loan Trust
5.694%(a)                                 11/25/34   $   159,684   $    132,680
5.188%(a)                                 01/25/35       169,801        160,781
Thornburg Mortgage Securities Trust
6.216%(a)                                 09/25/37       418,361        397,209
6.240%(a)                                 08/30/37       456,925        436,423
WAMU Mortgage Pass-Through Certificates
2.712%(a)                                 04/25/45       154,063        120,173
4.833%(a)                                 10/25/35       462,564        455,539
Washington Mutual MSC Mortgage
   Pass-Through Certificates
5.485%(a)                                 01/25/35        86,290         85,061
Wells Fargo Mortgage Backed
   Securities Trust
3.541%(a)                                 09/25/34       470,000        464,955
5.241%(a)                                 04/25/36       123,636        121,716
Zuni Mortgage Loan Trust
2.612%(a)                                 08/25/36       157,807        150,580
                                                                   ------------
                                                                     16,145,271
                                                                   ------------

Total Collateralized Mortgage
Obligations
(Cost $77,616,751)                                                   74,952,854
                                                                   ------------

CORPORATE BONDS -- 24.6%

CONSUMER DISCRETIONARY -- 2.3%
Boyd Gaming Corp.
6.750%                                    04/15/14        10,000          7,700
7.125%                                    02/01/16        10,000          7,375
Caesars Entertainment, Inc.
8.125%                                    05/15/11        12,000          9,600
CCH I LLC/CCH I Capital
11.000%                                   10/01/15        50,000         37,063
Clear Channel Communications, Inc.
4.250%                                    05/15/09        50,000         48,250
4.900%                                    05/15/15        10,000          5,900
5.500%                                    09/15/14        80,000         48,000
Comcast Corp.
6.500%                                    01/15/15       665,000        675,279
6.500%                                    01/15/17       200,000        201,189
CSC Holdings, Inc.
7.625%                                    04/01/11        20,000         19,600
Daimler Finance NA LLC
6.500%                                    11/15/13        30,000         31,109
7.300%                                    01/15/12       135,000        142,862
DI Finance/DynCorp International
9.500%                                    02/15/13        10,000         10,000
DirecTV Holdings LLC/DirecTV
   Financing Co.
8.375%                                    03/15/13        20,000         20,600
Eastman Kodak Co.
7.250%                                    11/15/13        35,000         34,038


                       See Notes to Financial Statements.

                                       17


--------------------------------------------------------------------------------

WILSHIRE VARIABLE INSURANCE TRUST
INCOME FUND                                                JUNE 30, 2008  [LOGO]
SCHEDULE OF INVESTMENTS - (CONTINUED)                        (UNAUDITED)

--------------------------------------------------------------------------------


                                          Maturity
                                            Date         Par           Value
                                          --------   -----------   ------------
CONSUMER DISCRETIONARY (CONTINUED)
Echostar DBS Corp.
7.000%                                    10/01/13   $    20,000   $     19,050
7.125%                                    02/01/16        20,000         18,450
7.750%(b)                                 05/31/15        20,000         19,450
Ford Motor Co.
7.450%                                    07/16/31       200,000        116,500
Ford Motor Co. Cnv.
4.250%(f)                                 12/15/36        20,000         14,900
General Motors Corp.
8.250%                                    07/15/23        70,000         40,775
8.375%                                    07/05/33        30,000         25,506
Hertz Corp.
8.875%                                    01/01/14        35,000         32,025
10.500%                                   01/01/16        15,000         13,650
Idearc, Inc.
8.000%(c)                                 11/15/16        95,000         59,731
Inn of the Mountain Gods
   Resort & Casino
12.000%                                   11/15/10        10,000          8,600
J.C. Penney Corp., Inc.
7.400%                                    04/01/37        10,000          8,979
Lamar Media Corp.
7.250%                                    01/01/13         6,000          5,768
McDonald's Corp. MTN
5.350%                                    03/01/18        80,000         78,051
MGM Mirage
6.750%                                    09/01/12        10,000          8,975
7.625%                                    01/15/17        70,000         57,575
8.500%                                    09/15/10        50,000         49,375
Mohegan Tribal Gaming Authority
8.000%                                    04/01/12         5,000          4,575
Oxford Industries, Inc.
8.875%                                    06/01/11        10,000          9,650
RH Donnelley Corp.
8.875%(b)                                 10/15/17        30,000         17,850
Service Corp. International
6.750%                                    04/01/16        30,000         28,425
7.500%                                    04/01/27        30,000         25,500
Station Casinos, Inc.
6.000%                                    04/01/12        20,000         15,900
7.750%                                    08/15/16        70,000         53,550
Suburban Propane Partners LP
6.875%                                    12/15/13        30,000         28,350
Time Warner Cable, Inc.
7.300%                                    07/01/38       130,000        129,201
Time Warner, Inc.
6.875%                                    05/01/12       400,000        409,220
TL Acquisitions, Inc.
10.500%(b)                                01/15/15        40,000         34,600
Visteon Corp.
8.250%                                    08/01/10        12,000         10,680
12.250%(b)                                12/31/16        28,000         22,400
                                                                   ------------
                                                                      2,665,826
                                                                   ------------



                                          Maturity
                                            Date         Par           Value
                                          --------   -----------   ------------
CONSUMER STAPLES -- 0.2%
Dr. Pepper Snapple Group, Inc.
6.820%(b)                                 05/01/18   $   110,000   $    110,454
Reynolds American, Inc.
6.750%                                    06/15/17        90,000         89,531
                                                                   ------------
                                                                        199,985
                                                                   ------------

ENERGY -- 4.1%
Anadarko Petroleum Corp.
3.176%(a)                                 09/15/09       150,000        148,283
5.950%                                    09/15/16        20,000         20,011
6.450%                                    09/15/36       380,000        375,093
Chesapeake Energy Corp.
6.250%                                    01/15/18        25,000         23,000
6.375%                                    06/15/15        10,000          9,450
7.250%                                    12/15/18        55,000         53,488
Complete Production Services, Inc.
8.000%                                    12/15/16        75,000         74,906
ConocoPhillips
4.750%                                    10/15/12        80,000         80,333
5.900%                                    05/15/38       210,000        207,076
Dynegy Holdings, Inc.
7.750%                                    06/01/19       115,000        104,650
El Paso Corp.
7.000%                                    06/15/17       280,000        274,033
7.750%                                    01/15/32        40,000         40,071
7.800%                                    08/01/31       611,000        615,314
Energy Transfer Partners LP
6.700%                                    07/01/18       160,000        161,040
Hess Corp.
7.300%                                    08/15/31       297,000        331,705
7.875%                                    10/01/29        60,000         68,814
Kerr-McGee Corp.
6.950%                                    07/01/24        10,000         10,373
7.875%                                    09/15/31       155,000        180,331
Kinder Morgan Energy Partners LP
5.000%                                    12/15/13        25,000         23,960
5.950%                                    02/15/18       180,000        175,366
6.000%                                    02/01/17       150,000        148,214
6.300%                                    02/01/09        20,000         20,203
6.750%                                    03/15/11        20,000         20,616
6.950%                                    01/15/38       200,000        198,504
7.125%                                    03/15/12         5,000          5,220
Peabody Energy Corp.
6.875%                                    03/15/13        28,000         28,070
Pemex Project Funding Master Trust
6.625%                                    06/15/35       207,000        204,227
Pride International, Inc.
7.375%                                    07/15/14        20,000         19,950
Southern Natural Gas Co.
5.900%(b)                                 04/01/17        30,000         28,660
8.000%                                    03/01/32        75,000         81,013
Tennessee Gas Pipeline Co.
7.625%                                    04/01/37       150,000        156,117


                       See Notes to Financial Statements.

                                       18


--------------------------------------------------------------------------------

WILSHIRE VARIABLE INSURANCE TRUST
INCOME FUND                                                JUNE 30, 2008  [LOGO]
SCHEDULE OF INVESTMENTS - (CONTINUED)                        (UNAUDITED)

--------------------------------------------------------------------------------


                                          Maturity
                                            Date         Par           Value
                                          --------   -----------   ------------
ENERGY (CONTINUED)
Williams Cos., Inc.
7.500%                                    01/15/31   $   363,000   $    367,084
7.750%                                    06/15/31        80,000         83,200
XTO Energy, Inc.
5.500%                                    06/15/18        88,000         84,038
7.500%                                    04/15/12       296,000        317,570
                                                                   ------------
                                                                      4,739,983
                                                                   ------------

FINANCIALS -- 10.4%
Allstate Life Global Funding Trust MTN
5.375%                                    04/30/13       100,000         99,608
American Express Co.
6.800%(a)                                 09/01/66       115,000        106,323
American Express Credit Corp. MTN
5.875%                                    05/02/13        70,000         69,592
American General Finance Corp. MTN
6.900%                                    12/15/17       320,000        278,901
American International Group, Inc.
5.850%                                    01/16/18        40,000         37,474
6.250%                                    03/15/37       200,000        156,553
BAC Capital Trust XIV
5.630%(a)                                 03/15/12        10,000          7,803
Bank of America Corp.
8.125%(a)                                 05/15/18       310,000        293,031
Bear Stearns Co., Inc.
7.250%                                    02/01/18       350,000        365,247
Citigroup, Inc.
4.125%                                    02/22/10       400,000        396,296
5.000%                                    09/15/14       245,000        226,910
5.500%                                    04/11/13       130,000        126,877
6.875%                                    03/05/38       320,000        308,798
Countrywide Financial Corp.
6.250%                                    05/15/16        50,000         44,517
Countrywide Home Loans, Inc. MTN
5.625%                                    07/15/09       500,000        487,593
Ford Motor Credit Co. LLC
5.800%                                    01/12/09        80,000         76,389
7.375%                                    02/01/11        60,000         48,691
7.375%                                    10/28/09       270,000        245,911
8.000%                                    12/15/16       420,000        305,240
8.026%(a)                                 06/15/11       103,000         83,816
12.000%                                   05/15/15       340,000        299,087
Forest City Enterprises, Inc.
6.500%                                    02/01/17         8,000          6,960
General Electric Capital Corp.
5.625%                                    05/01/18       260,000        251,434
6.375%(a)                                 11/15/67       420,000        397,240
GMAC LLC
5.625%                                    05/15/09       800,000        740,720
5.850%                                    01/14/09       210,000        199,412
6.875%                                    09/15/11       560,000        402,400
7.250%                                    03/02/11       165,000        121,277
7.750%                                    01/19/10       590,000        504,527



                                          Maturity
                                            Date         Par           Value
                                          --------   -----------   ------------
FINANCIALS (CONTINUED)
Goldman Sachs Capital II
5.793%(a)                                 12/29/49   $    20,000   $     13,907
Goldman Sachs Group, Inc.
6.600%                                    01/15/12       290,000        298,202
HSBC Finance Corp. MTN
4.625%                                    09/15/10       400,000        396,672
6.375%                                    11/27/12        40,000         41,016
6.500%                                    11/15/08       213,000        214,703
JPMorgan Chase & Co.
5.125%                                    09/15/14       595,000        578,538
5.150%                                    10/01/15       200,000        192,571
5.750%                                    01/02/13       195,000        196,263
Lehman Brothers Holdings Capital
   Trust V MTN
5.857%(a)                                 11/29/49       200,000        130,500
Lehman Brothers Holdings, Inc. MTN
6.200%                                    09/26/14        80,000         76,357
6.500%                                    07/19/17       160,000        148,019
6.750%                                    12/28/17       340,000        319,405
MetLife, Inc.
6.400%                                    12/15/36        40,000         34,925
Morgan Stanley MTN
3.184%(a)                                 10/18/16        40,000         34,697
5.625%                                    01/09/12       300,000        300,223
5.750%                                    08/31/12        70,000         69,445
6.625%                                    04/01/18       100,000         94,753
Residential Capital LLC
8.500%(b)                                 05/15/10        90,000         75,600
9.625%(b)                                 05/15/15       264,000        128,040
SLM Corp. MTN
5.000%                                    04/15/15        10,000          8,462
5.000%                                    10/01/13       355,000        306,955
5.050%                                    11/14/14        50,000         42,465
5.375%                                    05/15/14       345,000        303,093
5.625%                                    08/01/33        35,000         26,353
SunTrust Capital VIII
6.100%(a)                                 12/15/36        50,000         39,710
SunTrust Preferred Capital I
5.853%(a)                                 12/15/11        60,000         43,650
Travelers Cos., Inc. (The)
6.250%(a)                                 03/15/37       270,000        231,968
Unilever Capital Corp.
7.125%                                    11/01/10        55,000         58,692
Ventas Realty LP/Ventas Capital Corp.
6.750%                                    06/01/10        10,000          9,950
8.750%                                    05/01/09        20,000         20,400
9.000%                                    05/01/12        10,000         10,475
Wachovia Capital Trust III
5.800%(a)                                 03/15/11        80,000         54,400
Wachovia Corp.
5.625%                                    10/15/16       690,000        627,401
Wells Fargo & Co.
5.000%                                    11/15/14         5,000          4,940
5.300%                                    08/26/11        90,000         91,563


                       See Notes to Financial Statements.

                                       19


--------------------------------------------------------------------------------

WILSHIRE VARIABLE INSURANCE TRUST
INCOME FUND                                                JUNE 30, 2008  [LOGO]
SCHEDULE OF INVESTMENTS - (CONTINUED)                        (UNAUDITED)

--------------------------------------------------------------------------------


                                          Maturity
                                            Date         Par           Value
                                          --------   -----------   ------------
FINANCIALS (CONTINUED)
Wells Fargo Capital X
5.950%                                    12/15/36   $   100,000   $     90,715
                                                                   ------------
                                                                     12,003,655
                                                                   ------------

HEALTH CARE -- 1.0%
AmerisourceBergen Corp.
5.875%                                    09/15/15        20,000         19,537
Community Health Systems, Inc.
8.875%                                    07/15/15        70,000         70,438
DaVita, Inc.
6.625%                                    03/15/13        45,000         43,200
GlaxoSmithKline Capital, Inc.
5.650%                                    05/15/18       380,000        378,549
HCA, Inc.
6.250%                                    02/15/13        14,000         12,145
6.500%                                    02/15/16        79,000         65,768
7.690%                                    06/15/25        30,000         24,533
9.125%                                    11/15/14        10,000         10,225
9.250%                                    11/15/16        60,000         61,800
HCA, Inc. PIK
9.625%                                    11/15/16        20,000         20,600
Humana, Inc.
7.200%                                    06/15/18        60,000         59,448
Tenet Healthcare Corp.
6.375%                                    12/01/11       121,000        115,857
9.250%                                    02/01/15        71,000         69,580
UnitedHealth Group, Inc.
6.000%                                    02/15/18        40,000         38,693
WellPoint, Inc.
5.875%                                    06/15/17        20,000         19,332
Wyeth
5.950%                                    04/01/37       200,000        193,047
                                                                   ------------
                                                                      1,202,752
                                                                   ------------

INDUSTRIALS -- 1.1%
Delta Air Lines, Inc.
6.821%                                    08/10/22        97,284         79,286
7.570%                                    11/18/10       200,000        189,250
DRS Technologies, Inc.
6.625%                                    02/01/16        10,000         10,150
Graham Packaging Co., Inc.
8.500%                                    10/15/12        40,000         37,900
9.875%                                    10/15/14        15,000         13,275
Kansas City Southern Railway Co.
8.000%                                    06/01/15        20,000         20,200
Norfolk Southern Corp.
6.200%                                    04/15/09        90,000         91,397
Terex Corp.
7.375%(c)                                 01/15/14        20,000         19,700
United Parcel Service, Inc.
4.500%                                    01/15/13       380,000        380,766
Waste Management, Inc.
6.875%                                    05/15/09       425,000        433,386
                                                                   ------------
                                                                      1,275,310
                                                                   ------------



                                          Maturity
                                            Date         Par           Value
                                          --------   -----------   ------------
INFORMATION TECHNOLOGY -- 0.1%
Electronic Data Systems Corp.
7.125%                                    10/15/09   $    10,000   $     10,313
Freescale Semiconductor, Inc.
8.875%                                    12/15/14        20,000         16,250
Sungard Data Systems, Inc.
9.125%                                    08/15/13        40,000         40,400
Xerox Corp.
6.750%                                    02/01/17        10,000         10,078
                                                                   ------------
                                                                         77,041
                                                                   ------------

MATERIALS -- 0.5%
Freeport-McMoRan Copper &
Gold, Inc.
8.375%                                    04/01/17       345,000        363,976
Georgia Gulf Corp.
9.500%                                    10/15/14        10,000          7,475
PPG Industries, Inc.
5.750%                                    03/15/13        30,000         30,503
6.650%                                    03/15/18        30,000         30,575
Steel Dynamics, Inc.
6.750%                                    04/01/15        60,000         57,450
7.375%(b)                                 11/01/12        15,000         15,000
Westlake Chemical Corp.
6.625%                                    01/15/16        12,000         10,080
Weyerhaeuser Co.
6.750%                                    03/15/12       125,000        128,740
                                                                   ------------
                                                                        643,799
                                                                   ------------

TELECOMMUNICATION SERVICES -- 1.1%
AT&T, Inc.
5.100%                                    09/15/14        80,000         78,422
BellSouth Capital Funding Corp.
7.875%                                    02/15/30       160,000        176,738
BellSouth Corp.
4.750%                                    11/15/12        10,000          9,827
Citizens Communications Co.
7.875%                                    01/15/27        55,000         48,125
9.250%                                    05/15/11        10,000         10,350
Level 3 Financing, Inc.
9.250%                                    11/01/14        25,000         22,750
New Cingular Wireless Services, Inc.
8.125%                                    05/01/12        85,000         93,100
News America, Inc.
6.650%                                    11/15/37        10,000          9,764
Nextel Communications, Inc.
5.950%                                    03/15/14        15,000         12,038
7.375%                                    08/01/15        20,000         16,600
Qwest Communications
   International, Inc.
6.176%(a)                                 02/15/09        13,000         12,935
7.500%                                    02/15/14        28,000         26,600
Qwest Corp.
5.625%                                    11/15/08        30,000         29,925
6.875%                                    09/15/33        20,000         16,500


                       See Notes to Financial Statements.

                                       20


--------------------------------------------------------------------------------

WILSHIRE VARIABLE INSURANCE TRUST
INCOME FUND                                                JUNE 30, 2008  [LOGO]
SCHEDULE OF INVESTMENTS - (CONTINUED)                        (UNAUDITED)

--------------------------------------------------------------------------------


                                          Maturity
                                            Date         Par           Value
                                          --------   -----------   ------------
TELECOMMUNICATION SERVICES (CONTINUED)
Sprint Capital Corp.
6.900%                                    05/01/19   $   230,000   $    201,825
8.375%                                    03/15/12        40,000         39,600
8.750%                                    03/15/32        25,000         23,813
Verizon Communications, Inc.
5.500%                                    02/15/18       210,000        199,775
6.100%                                    04/15/18       165,000        163,808
Verizon Global Funding Corp.
4.375%                                    06/01/13        35,000         33,664
Windstream Corp.
8.625%                                    08/01/16        85,000         84,788
                                                                   ------------
                                                                      1,310,947
                                                                   ------------

UTILITIES -- 3.8%
AES Corp. (The)
7.750%                                    10/15/15        70,000         68,950
7.750%                                    03/01/14         3,000          2,959
8.000%(b)                                 10/15/17       400,000        391,999
8.000%(b)                                 06/01/20       310,000        299,150
8.875%                                    02/15/11        19,000         19,665
9.375%                                    09/15/10        63,000         66,308
Dominion Resources, Inc.
4.750%                                    12/15/10        30,000         30,192
5.700%                                    09/17/12       260,000        263,989
Duke Energy Carolinas LLC
5.625%                                    11/30/12       380,000        390,998
Edison Mission Energy
7.000%                                    05/15/17        60,000         56,100
7.200%                                    05/15/19        80,000         74,600
7.625%                                    05/15/27        40,000         35,900
Energy Future Holdings Corp.
5.550%                                    11/15/14        40,000         31,315
6.500%                                    11/15/24        70,000         51,646
6.550%                                    11/15/34       200,000        145,716
Energy Future Holdings Corp. PIK
11.250%(b)                                11/01/17     1,400,000      1,396,499
Exelon Corp.
5.625%                                    06/15/35       210,000        181,002
FirstEnergy Corp.
6.450%                                    11/15/11       150,000        153,915
7.375%                                    11/15/31       360,000        391,463
NRG Energy, Inc.
7.250%                                    02/01/14        55,000         52,525
7.375%                                    01/15/17        20,000         18,900
7.375%                                    02/01/16        35,000         32,944
Pacific Gas & Electric Co.
5.800%                                    03/01/37        10,000          9,323
6.050%                                    03/01/34       220,000        212,131
                                                                   ------------
                                                                      4,378,189
                                                                   ------------

TOTAL CORPORATE BONDS
(Cost $30,243,034)                                                   28,497,487
                                                                   ------------



                                          Maturity
                                            Date         Par           Value
                                          --------   -----------   ------------
FOREIGN BONDS -- 10.5%

AUSTRALIA -- 0.2%
Rio Tinto Finance USA, Ltd.
6.500%(h)                                 07/15/18   $   250,000   $    251,015
                                                                   ------------
BERMUDA -- 0.0%
Intelsat Jackson Holdings, Ltd.
9.250%(h)                                 06/15/16        15,000         15,113
                                                                   ------------
CANADA -- 0.5%
Anadarko Finance Co.
6.750%(h)                                 05/01/11       200,000        207,893
Canadian Government
4.000%(i)                                 12/01/31        30,000         54,834
Conoco Funding Co.
7.250%(h)                                 10/15/31        35,000         40,061
6.350%(h)                                 10/15/11        70,000         74,029
Hydro Quebec
6.300%(h)                                 05/11/11        60,000         63,819
OPTI Canada, Inc.
8.250%(b)(h)                              12/15/14        45,000         44,775
7.875%(b)(h)                              12/15/14        70,000         69,125
Rogers Communications, Inc.
6.750%(h)                                 03/15/15        10,000         10,199
6.375%(h)                                 03/01/14        10,000         10,012
Sun Media Corp.
7.625%(h)                                 02/15/13        10,000          9,675
                                                                   ------------
                                                                        584,422
                                                                   ------------

CAYMAN ISLANDS -- 0.8%
MUFG Capital Finance 1, Ltd.
6.346%(a)(h)                              07/25/49       100,000         86,679
Petrobras International Finance Co.
6.125%(h)                                 10/06/16       100,000        100,000
Systems 2001 Asset Trust LLC
6.664%(b)(h)                              09/15/13       347,457        357,743
Vale Overseas, Ltd.
6.875%(h)                                 11/21/36       385,000        357,563
                                                                   ------------
                                                                        901,985
                                                                   ------------

FRANCE -- 1.9%
Cie Generale de Geophysique-Veritas
7.750%(h)                                 05/15/17        70,000         70,087
7.500%(h)                                 05/15/15        25,000         24,938
France Government OAT
3.750%(i)                                 04/25/17     1,430,000      2,086,889
                                                                   ------------
                                                                      2,181,914
                                                                   ------------

GERMANY -- 0.6%
Bundesrepublik Deutschland
3.750%(i)                                 01/04/17       250,000        372,871
3.750%(i)                                 01/04/15       240,000        360,147
                                                                   ------------
                                                                        733,018
                                                                   ------------


                       See Notes to Financial Statements.

                                       21


--------------------------------------------------------------------------------

WILSHIRE VARIABLE INSURANCE TRUST
INCOME FUND                                                JUNE 30, 2008  [LOGO]
SCHEDULE OF INVESTMENTS - (CONTINUED)                        (UNAUDITED)

--------------------------------------------------------------------------------


                                          Maturity
                                            Date         Par           Value
                                          --------   -----------   ------------
JAPAN -- 0.2%
Aiful Corp.
6.000%(b)(h)                              12/12/11   $   200,000   $    165,295
                                                                   ------------

LUXEMBOURG -- 1.2%
FMC Finance III SA
6.875%(b)(h)                              07/15/17       145,000        142,463
Telecom Italia Capital SA
6.999%(h)                                 06/04/18        30,000         30,256
5.250%(h)                                 10/01/15       210,000        192,183
5.250%(h)                                 11/15/13        35,000         33,063
4.950%(h)                                 09/30/14        40,000         36,610
Tyco International Finance SA
7.000%(b)(h)                              06/15/28       378,000        372,728
6.875%(b)(h)                              01/15/29       150,000        149,932
Tyco International Group SA
6.750%(h)                                 02/15/11        80,000         82,139
6.375%(h)                                 10/15/11       100,000        102,333
6.125%(h)                                 11/01/08        60,000         60,188
6.125%(h)                                 01/15/09        10,000         10,096
6.000%(h)                                 11/15/13       220,000        212,281
                                                                   ------------
                                                                      1,424,272
                                                                   ------------

MARSHALL ISLANDS -- 0.0%
Teekay Corp.
8.875%(h)                                 07/15/11        19,000         20,544
                                                                   ------------
MEXICO -- 0.7%
America Movil SAB de CV
5.625%(h)                                 11/15/17       120,000        115,571
Mexico Government MTN
6.750%(h)                                 09/27/34       642,000        681,162
                                                                   ------------
                                                                        796,733
                                                                   ------------
NETHERLANDS -- 0.4%
Deutsche Telekom International
   Finance BV
5.750%(h)                                 03/23/16       195,000        190,264
Koninklijke KPN NV
8.000%(h)                                 10/01/10       230,000        243,349
                                                                   ------------
                                                                        433,613
                                                                   ------------

NORWAY -- 1.6%
Eksportfinans A/S MTN
5.500%(h)                                 06/26/17     1,800,000      1,891,299
                                                                   ------------
RUSSIA -- 1.0%
Russia Federation
7.500%(e)(h)                              03/31/30       989,925      1,110,586
                                                                   ------------

SWEDEN -- 1.2%
Svensk Exportkredit AB MTN
4.875%(h)                                 09/29/11     1,300,000      1,342,298
                                                                   ------------

UNITED KINGDOM -- 0.2%
British Telecommunications PLC
8.375%(h)                                 12/15/10       140,000        150,325



                                          Maturity
                                            Date         Par           Value
                                          --------   -----------   ------------
UNITED KINGDOM (CONTINUED)
Royal Bank of Scotland
   Group PLC MTN
7.640%(a)(h)                              09/29/17   $   100,000   $     91,433
                                                                   ------------
                                                                        241,758
                                                                   ------------
Total Foreign Bonds
(Cost $11,587,626)                                                   12,093,865
                                                                   ------------

   Shares
------------
PREFERRED STOCK -- 0.6%

      14,850   Federal Home Loan Mortgage Corporation ............       360,855
      10,775   Federal National Mortgage Association .............       247,286
         500   Federal National Mortgage
               Association, Series O .............................        23,703
       6,250   General Motors Corp. Convertible, Series B,
               5.250%(f) .........................................        85,625
       2,000   General Motors Corp. Convertible, Series C,
               6.250%(f) .........................................        26,520
                                                                   ------------
Total Preferred Stock (Cost $828,986)                                   743,989
                                                                   ------------

                                          Maturity
                                            Date         Par
                                          --------   -----------
U.S. TREASURY OBLIGATIONS -- 13.2%

U.S. Treasury Inflationary
   Protection Securities(g)
3.875%                                    04/15/29   $   380,000        645,139
3.625%                                    04/15/28       310,000        513,705
2.375%                                    01/15/27       515,000        575,020
2.000%                                    01/15/26     1,155,000      1,239,228
1.875%                                    07/15/15       380,000        439,367
1.750%                                    01/15/28       800,000        780,320
U.S. Treasury Bond
4.750%                                    02/15/37     1,730,000      1,786,495
5.710%(d)                                 11/15/21       890,000        478,188
U.S. Treasury Note
4.750%                                    08/15/17     2,560,000      2,712,000
3.875%                                    05/15/18     4,120,000      4,085,561
3.500%                                    02/15/18     2,100,000      2,021,414
                                                                   ------------
Total U.S. Treasury Obligations
(Cost $14,783,389)                                                   15,276,437
                                                                   ------------

U.S. GOVERNMENT & AGENCY OBLIGATIONS -- 0.3%

Federal Home Loan Mortgage Corp.
5.250%                                    07/18/11       200,000        209,348
5.625%                                    11/23/35       190,000        189,122
                                                                   ------------

Total U.S. Governmeny & Agency
   Obligations (Cost $403,567)                                          398,470
                                                                   ------------


                       See Notes to Financial Statements.

                                       22


--------------------------------------------------------------------------------

WILSHIRE VARIABLE INSURANCE TRUST
INCOME FUND                                                JUNE 30, 2008  [LOGO]
SCHEDULE OF INVESTMENTS - (CONTINUED)                        (UNAUDITED)

--------------------------------------------------------------------------------


                                          Maturity
                                            Date         Par           Value
                                          --------   -----------   ------------
REPURCHASE AGREEMENT -- 13.8%

Agreement with Deutsche Bank, 2.450%,
   dated 06/30/08, to be repurchased
   on 07/01/08, repurchase price
   $16,001,089 (collateralized by
   FNMA, par value $15,859,000,
   6.125%, 07/17/13; total market
   value $16,463,370)
(Cost $16,000,000)                        07/01/08   $ 16,000,000  $ 16,000,000
                                                                   ------------

Total Investments -- 132.6%
(Cost $159,313,884)                                                 153,496,806
Other Assets & Liabilities, Net -- (32.6)%                          (37,716,685)
                                                                   ------------
NET ASSETS -- 100.0%                                               $115,780,121
                                                                   ============


----------
      MTN - Medium Term Note
      PIK - Payment-in-Kind
      TBA - To Be Announced

(a)   Variable rate security - The rate reported on the Schedule of Investments is the rate in effect as of June 30, 2008.

(b)   Securities sold within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other
      "accredited investors." These securities have been determined to be liquid under guidelines established by the Board of Trustees.

(c)   Securities considered illiquid. The total value of such securities as of
      6/30/2008 was $79,431 and represented 0.07% of Net Assets.

(d)   Zero coupon bond. The rate reported on the Schedule of Investments is the effective yield at time of purchase.

(e)   Step Bonds - The rate reflected on the Schedule of Investments is the effective yield on June 30, 2008. The coupon on a step bond changes on a specified date.

(f)   When issued.

(g)   Inflation protection security. Principal amount periodically adjusted for inflation.

(h)   Foreign security denominated in U.S. dollars.

(i)   Investment in non-U.S. dollars. Par amount reflects principal in local currency.

                       See Notes to Financial Statements.

                                       23


--------------------------------------------------------------------------------

WILSHIRE VARIABLE INSURANCE TRUST
SHORT-TERM INVESTMENT FUND                                 JUNE 30, 2008  [LOGO]
SCHEDULE OF INVESTMENTS                                      (UNAUDITED)

--------------------------------------------------------------------------------


                                          Maturity
                                            Date         Par           Value
                                          --------   -----------   ------------
CERTIFICATE OF DEPOSIT -- 0.9%

FINANCIALS -- 0.9%
HSBC Bank USA
2.957%(a)                                 07/28/08   $   100,000   $    100,021
(Cost $100,003)                                                    ------------

COMMERCIAL PAPER -- 16.1%

Bank of Scotland
2.505%(b)                                 08/04/08       150,000        149,646
Dexia Delaware LLC
2.421%(b)                                 08/07/08       150,000        149,628
General Electric Capital Corp.
2.459%(b)                                 08/05/08       160,000        159,637
ING Funding
2.423%(b)                                 08/08/08       150,000        149,618
Lehman Brothers Holdings, Inc.
2.893%(b)                                 09/10/08       150,000        149,175
Nestle Finance International, Ltd.
1.976%(b)                                 07/16/08       150,000        149,847
Nordea North America, Inc.
2.553%(b)                                 07/07/08       400,000        399,830
Sumitomo Corp.
2.233%(b)                                 07/25/08       150,000        149,733
Svenska Handelsbanken, Inc.
2.415%(b)                                 08/05/08       130,000        129,696
UBS Financial Delaware
2.406%(b)                                 08/05/08       150,000        149,651
                                                                   ------------
Total Commercial Paper
(Cost $1,736,499)                                                     1,736,461
                                                                   ------------
CORPORATE BOND -- 0.6%

HEALTH CARE -- 0.6%
Bristol-Myers Squibb Co.
4.000%                                    08/15/08        70,000         70,013
(Cost $70,024)                                                     ------------

U.S. GOVERNMENT & AGENCY
   OBLIGATIONS -- 57.0%

FEDERAL HOME LOAN BANK
2.000%(b)                                 07/01/08     3,000,000      3,000,000
2.110%(b)                                 07/02/08       466,000        465,973
2.352%(b)                                 09/08/08       175,000        174,213
2.427%(b)                                 09/05/08       100,000         99,557
2.427%(b)                                 07/30/08       150,000        149,710
2.470%(b)                                 10/28/08       500,000        496,000
2.512%(b)                                 07/21/08       250,000        249,703
FEDERAL HOME LOAN MORTGAGE CORP.
2.421%(b)                                 09/08/08       608,000        605,264



                                          Maturity
                                            Date         Par           Value
                                          --------   -----------   ------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION
2.351%(b)                                 09/08/08   $   300,000   $    298,650
2.415%(b)                                 09/02/08       200,000        199,145
2.460%(b)                                 07/16/08       100,000         99,910
2.489%(b)                                 08/06/08       100,000         99,754
2.613%(b)                                 12/15/08       225,000        222,381
                                                                   ------------
Total U.S. Government & Agency
Obligations (Cost $6,160,121)                                         6,160,260
                                                                   ------------

REPURCHASE AGREEMENTS -- 20.4%

Agreement with Lehman Brothers
   Holdings, Inc., 2.100%, dated
   06/30/08, to be repurchased
   on 07/01/08, repurchase price
   $1,100,064 (collateralized
   by FNMAC, par value
   $1,090,000, 6.120%,
   09/24/27; total market
   value $1,147,872)                      07/01/08     1,100,000      1,100,000
Agreement with Morgan Stanley,
   2.370%, dated 06/30/08, to
   be repurchased on 07/01/08,
   repurchase price $1,100,072
   (collateralized by FNMA, par
   value $1,095,000, 4.625%,
   10/15/13; total market
   value $1,130,536)                      07/01/08     1,100,000      1,100,000
                                                                   ------------
Total Repurchase Agreements
(Cost $2,200,000)                                                     2,200,000
                                                                   ------------
Total Investments -- 95.0%
(Cost $10,266,647)                                                   10,266,755
Other Assets & Liabilities, Net -- 5.0%                                 539,019
                                                                   ------------
NET ASSETS -- 100.0%                                               $ 10,805,774
                                                                   ============


----------
(a)   Variable rate security. The rate reported on the Schedule of Investments is the rate in effect as of June 30, 2008.

(b)   The rate reported is the effective yield at time of purchase.

                       See Notes to Financial Statements.

                                       24


--------------------------------------------------------------------------------

WILSHIRE VARIABLE INSURANCE TRUST
SMALL CAP GROWTH FUND                                      JUNE 30, 2008  [LOGO]
SCHEDULE OF INVESTMENTS                                      (UNAUDITED)

--------------------------------------------------------------------------------


   Shares                                                              Value
------------                                                       ------------
COMMON STOCK -- 95.3%

CONSUMER DISCRETIONARY -- 11.9%
         931   1-800-FLOWERS.COM, Inc., Class A+ ................   $      6,005
         924   99 Cents Only Stores+ ............................          6,098
       9,081   Aeropostale, Inc.+ ...............................        284,507
         470   AFC Enterprises+ .................................          3,755
         683   Ambassadors Group, Inc. ..........................         10,190
       1,205   American Apparel, Inc.+ ..........................          8,013
       9,422   American Public Education, Inc.+(a) ..............        367,834
      15,373   Amerigon, Inc.+ ..................................        109,302
         975   Arbitron, Inc. ...................................         46,313
          40   Aristotle Corp. (The)+ ...........................            298
       1,954   Bally Technologies, Inc.+ ........................         66,046
         303   Bebe Stores, Inc. ................................          2,912
         484   BJ's Restaurants, Inc.+ ..........................          4,709
         480   Blue Nile, Inc.+ .................................         20,410
       1,125   Borders Group, Inc. ..............................          6,750
         555   Buckle, Inc. (The) ...............................         25,380
         636   Buffalo Wild Wings, Inc.+ ........................         15,792
         235   Cache, Inc.+ .....................................          2,515
         552   California Pizza Kitchen, Inc.+ ..................          6,177
      10,140   Capella Education Co.+(a) ........................        604,850
         183   Cato Corp. (The), Class A ........................          2,606
         180   Cavco Industries, Inc.+ ..........................          5,891
         534   CBRL Group, Inc. .................................         13,088
         682   CEC Entertainment, Inc.+ .........................         19,103
       1,344   Champion Enterprises, Inc.+ ......................          7,862
         113   Charlotte Russe Holding, Inc.+ ...................          2,007
       6,270   Charter Communications, Inc., Class A+ ...........          6,584
       2,395   Cheesecake Factory (The)+ ........................         38,104
         143   Cherokee, Inc.(a) ................................          2,881
       1,970   Chico's FAS, Inc.+ ...............................         10,579
         852   Christopher & Banks Corp. ........................          5,794
         383   Cinemark Holdings, Inc.(a) .......................          5,002
         509   Citi Trends, Inc.+ ...............................         11,534
       1,869   CKE Restaurants, Inc. ............................         23,306
       1,076   CKX, Inc.+ .......................................          9,415
         998   Coinstar, Inc.+ ..................................         32,645
       2,030   Coldwater Creek, Inc.+ ...........................         10,718
       3,037   Corinthian Colleges, Inc.+ .......................         35,260
       2,750   CROCS, Inc.+ .....................................         22,028
         165   Crown Media Holdings, Inc., Class A+(a) ..........            782
       1,572   CSK Auto Corp.+ ..................................         16,475
       2,390   Deckers Outdoor Corp.+ ...........................        332,687
       3,385   Denny's Corp.+ ...................................          9,613
         620   DineEquity, Inc.(a) ..............................         23,163
      11,703   Dolan Media Co.+ .................................        212,995
         495   Dover Downs Gaming & Entertainment, Inc. .........          3,178
         540   Dover Motorsports, Inc. ..........................          2,749
      13,509   DreamWorks Animation SKG, Inc., Class A+(a) ......        402,704
          60   Drew Industries, Inc.+(a) ........................            957



   Shares                                                              Value
------------                                                       ------------
CONSUMER DISCRETIONARY (CONTINUED)
       2,980   Drugstore.com, Inc.+ .............................   $      5,662
         273   DSW, Inc., Class A+ ..............................          3,216
          80   Einstein Noah Restaurant Group, Inc.+ ............            886
       1,051   Entravision Communications Corp., Class A+ .......          4,225
       2,685   Exide Technologies+ ..............................         45,002
         488   FGX International Holdings Ltd.+ .................          3,924
         475   Finish Line (The), Class A .......................          4,133
       2,291   Fleetwood Enterprises, Inc.+(a) ..................          6,002
       8,550   Fossil, Inc.+ ....................................        248,548
         410   Fuel Systems Solutions, Inc.+ ....................         15,785
         345   Fuqi International, Inc.+ ........................          3,022
         640   Gaiam, Inc., Class A+(a) .........................          8,646
         306   G-III Apparel Group, Ltd.+ .......................          3,776
         602   Global Sources, Ltd.+ ............................          9,138
         420   Global Traffic Network, Inc.+ ....................          3,755
         100   Great Wolf Resorts, Inc.+ ........................            437
         734   Gymboree Corp.+ ..................................         29,411
         165   Harte-Hanks, Inc. ................................          1,889
         170   Haverty Furniture Cos., Inc. .....................          1,707
         425   Hayes Lemmerz International, Inc.+ ...............          1,207
         442   hhgregg, Inc.+ ...................................          4,420
       1,017   Hibbett Sports, Inc.+ ............................         21,459
         140   HNI Corp. ........................................          2,472
          20   Hooker Furniture Corp. ...........................            346
          15   ICF International+ ...............................            249
       1,462   Iconix Brand Group, Inc.+(a) .....................         17,661
         619   Interactive Data Corp. ...........................         15,555
         637   iRobot Corp.+(a) .................................          8,752
       1,515   J. Crew Group, Inc.+(a) ..........................         50,009
       1,301   Jack in the Box, Inc.+(a) ........................         29,155
         138   JOS A Bank Clothiers, Inc.+(a) ...................          3,692
         224   K12, Inc.+ .......................................          4,800
       2,004   Krispy Kreme Doughnuts, Inc.+ ....................         10,000
       1,175   Leapfrog Enterprises, Inc., Class A+ .............          9,776
         320   Learning Tree International, Inc.+ ...............          5,472
         439   Libbey, Inc. .....................................          3,266
       1,246   Life Time Fitness, Inc.+(a) ......................         36,819
          72   Lincoln Educational Services Corp.+ ..............            837
         645   Lululemon Athletica, Inc.+(a) ....................         18,744
         335   Lumber Liquidators, Inc.+ ........................          4,355
         396   Maidenform Brands, Inc.+ .........................          5,346
         119   Marine Products Corp. ............................            785
         902   Martha Stewart Living Omnimedia, Class A+(a) .....          6,675
       1,745   Marvel Entertainment, Inc.+ ......................         56,084
       1,052   Matthews International Corp., Class A ............         47,614
         204   Men's Wearhouse, Inc. (The) ......................          3,323
         493   Midas, Inc.+ .....................................          6,656
         191   Monarch Casino & Resort, Inc.+ ...................          2,254
          47   Monro Muffler, Inc. ..............................            728
         866   Morgans Hotel Group Co.+(a) ......................          8,920


                       See Notes to Financial Statements.

                                       25


--------------------------------------------------------------------------------

WILSHIRE VARIABLE INSURANCE TRUST
SMALL CAP GROWTH FUND                                      JUNE 30, 2008  [LOGO]
SCHEDULE OF INVESTMENTS - (CONTINUED)                        (UNAUDITED)

--------------------------------------------------------------------------------


   Shares                                                              Value
------------                                                       ------------
CONSUMER DISCRETIONARY (CONTINUED)
       1,502   National CineMedia, Inc. .........................   $     16,011
          15   National Presto Industries, Inc. .................            963
       1,440   NetFlix, Inc.+(a) ................................         37,540
         130   New York & Co., Inc.+ ............................          1,187
       1,090   NutriSystem, Inc. ................................         15,413
          82   Orbitz Worldwide, Inc.+ ..........................            411
         551   Overstock.com, Inc.+(a) ..........................         14,298
         607   Papa John's International, Inc.+ .................         16,140
         325   PC Mall, Inc.+ ...................................          4,407
         498   Peet's Coffee & Tea, Inc.+(a) ....................          9,870
         220   Perry Ellis International, Inc.+ .................          4,668
         847   PetMed Express, Inc.+ ............................         10,376
         802   PF Chang's China Bistro, Inc.+(a) ................         17,917
         520   Pier 1 Imports, Inc.+ ............................          1,789
         435   Playboy Enterprises, Inc., Class B+ ..............          2,149
       1,040   Polaris Industries, Inc.(a) ......................         41,996
       1,380   Pool Corp. .......................................         24,509
         286   Pre-Paid Legal Services, Inc.+ ...................         11,617
         475   Princeton Review, Inc.+ ..........................          3,211
       2,475   Quantum Fuel Systems Technologies Worldwide,
               Inc.+ ............................................          7,623
         945   Raser Technologies, Inc.+(a) .....................          9,204
         715   RCN Corp.+ .......................................          7,708
       6,497   Red Robin Gourmet Burgers, Inc.+(a) ..............        180,228
          51   Retail Ventures, Inc.+ ...........................            235
         215   Rick's Cabaret International, Inc.+ ..............          3,612
         285   Riviera Holdings Corp.+ ..........................          2,893
         397   Ruth's Hospitality Group, Inc.+ ..................          2,056
       3,137   Sally Beauty Holdings, Inc.+(a) ..................         20,265
         356   Sauer-Danfoss, Inc. ..............................         11,089
      18,481   Scientific Games Corp., Class A+(a) ..............        547,408
       1,256   Shuffle Master, Inc.+ ............................          6,205
         703   Shutterfly, Inc.+ ................................          8,584
         657   Sinclair Broadcast Group, Inc., Class A ..........          4,993
          81   Skechers U.S.A., Inc., Class A+ ..................          1,601
       1,340   Smith & Wesson Holding Corp.+ ....................          6,981
       1,802   Sonic Corp.+ .....................................         26,670
       2,405   Sotheby's(a) .....................................         63,420
          86   Spartan Motors, Inc. .............................            642
         517   Stamps.com, Inc.+ ................................          6,452
         334   Steiner Leisure, Ltd.+ ...........................          9,469
       2,283   Strayer Education, Inc. ..........................        477,306
         162   Systemax, Inc.(a) ................................          2,859
       1,642   Tempur-Pedic International, Inc.(a) ..............         12,825
       1,865   Texas Roadhouse, Inc., Class A+(a) ...............         16,729
       1,853   thinkorswim Group, Inc.+(a) ......................         13,064
         622   Town Sports International Holdings, Inc.+ ........          5,809
         890   Tractor Supply Co.+ ..............................         25,846
         291   Triarc Cos., Inc., Class B(a) ....................          1,842
         607   True Religion Apparel, Inc.+(a) ..................         16,177
       2,215   Tupperware Brands Corp. ..........................         75,798
         703   Tween Brands, Inc.+ ..............................         11,571



   Shares                                                              Value
------------                                                       ------------
CONSUMER DISCRETIONARY (CONTINUED)
         724   Ulta Salon Cosmetics & Fragrance, Inc.+(a) .......   $      8,138
       1,175   Under Armour, Inc., Class A+(a) ..................         30,127
         467   Universal Electronics, Inc.+ .....................          9,760
         287   Universal Technical Institute, Inc.+(a) ..........          3,576
       1,056   Vail Resorts, Inc.+(a) ...........................         45,228
         835   Valassis Communications, Inc.+ ...................         10,454
          48   Value Line, Inc. .................................          1,596
       1,232   Visteon Corp.+ ...................................          3,240
         649   Volcom, Inc.+ ....................................         15,531
       1,625   Warnaco Group, Inc. (The)+ .......................         71,614
       3,283   Wet Seal Inc. (The), Class A+ ....................         15,660
         145   Weyco Group, Inc. ................................          3,847
       1,037   Winnebago Industries(a) ..........................         10,567
       1,569   WMS Industries, Inc.+(a) .........................         46,709
       1,779   Wolverine World Wide, Inc. .......................         47,446
         520   Wonder Auto Technology, Inc.+ ....................          3,656
         755   World Wrestling Entertainment, Inc., Class A .....         11,680
         702   Zumiez, Inc.+(a) .................................         11,639
                                                                   ------------
                                                                      5,826,265
                                                                   ------------
CONSUMER STAPLES -- 1.0%
         705   AgFeed Industries, Inc.+ .........................         10,554
         100   Alico, Inc. ......................................          3,466
       2,478   Alliance One International, Inc.+ ................         12,663
         172   American Dairy, Inc.+ ............................          1,348
       2,200   American Oriental Bioengineering, Inc.+ ..........         21,714
          41   Arden Group, Inc., Class A .......................          5,196
         301   Boston Beer Co., Inc., Class A+ ..................         12,245
         370   Calavo Growers, Inc. .............................          4,533
         423   Cal-Maine Foods, Inc.(a) .........................         13,955
         576   Chattem, Inc.+(a) ................................         37,469
         265   China Sky One Medical, Inc.+ .....................          2,949
         149   Coca-Cola Bottling Co. Consolidated ..............          5,510
       2,909   Darling International, Inc.+ .....................         48,057
         575   Diamond Foods, Inc. ..............................         13,249
       1,667   Flowers Foods, Inc. ..............................         47,243
         453   Great Atlantic & Pacific Tea Co.+ ................         10,337
         616   Green Mountain Coffee Roasters, Inc.+(a) .........         23,143
         155   Hain Celestial Group, Inc.+ ......................          3,639
         235   HQ Sustainable Maritime Industries, Inc.+ ........          3,114
          26   Inter Parfums, Inc. ..............................            390
         722   Lancaster Colony Corp. ...........................         21,862
         206   Lance, Inc. ......................................          3,867
         170   Lifeway Foods, Inc.+ .............................          2,021
         502   Longs Drug Stores Corp. ..........................         21,140
          86   Mannatech, Inc.(a) ...............................            468
          24   National Beverage Corp. ..........................            174
       1,169   Nu Skin Enterprises, Inc., Class A ...............         17,441
         137   Pantry, Inc. (The)+ ..............................          1,460


                       See Notes to Financial Statements.

                                       26


--------------------------------------------------------------------------------

WILSHIRE VARIABLE INSURANCE TRUST
SMALL CAP GROWTH FUND                                      JUNE 30, 2008  [LOGO]
SCHEDULE OF INVESTMENTS - (CONTINUED)                        (UNAUDITED)

--------------------------------------------------------------------------------


   Shares                                                              Value
------------                                                       ------------
CONSUMER STAPLES (CONTINUED)
         160   Pilgrim's Pride Corp. ............................   $      2,078
         516   Pricesmart, Inc. .................................         10,206
         209   Ralcorp Holdings, Inc.+(a) .......................         10,333
          85   Ruddick Corp. ....................................          2,916
         117   Sanderson Farms, Inc.(a) .........................          4,039
          20   Schiff Nutrition International, Inc. .............            112
       1,715   Smart Balance, Inc.+ .............................         12,365
          94   Spartan Stores, Inc. .............................          2,162
         475   Star Scientific, Inc.+ ...........................            570
         372   Synutra International, Inc.+(a) ..................         12,023
         288   Tootsie Roll Industries, Inc.(a) .................          7,237
         472   United Natural Foods, Inc.+ ......................          9,195
         252   USANA Health Sciences, Inc.+ .....................          6,771
       1,119   Vector Group, Ltd.(a) ............................         18,049
         275   WD-40 Co. ........................................          8,044
       1,113   Winn-Dixie Stores, Inc.+ .........................         17,831
         655   Zhongpin, Inc.+ ..................................          8,188
                                                                   ------------
                                                                        481,326
                                                                   ------------
ENERGY -- 14.7%
       1,495   Abraxas Petroleum Corp.+ .........................          8,088
         315   American Oil & Gas, Inc.+ ........................          1,235
         139   APCO Argentina, Inc.(a) ..........................          4,024
         323   Approach Resources, Inc.+ ........................          8,653
       5,496   Arena Resources, Inc.+ ...........................        290,299
         456   Arlington Tankers, Ltd.(a) .......................         10,588
       1,232   Atlas America, Inc. ..............................         55,502
         992   ATP Oil & Gas Corp.+(a) ..........................         39,154
         322   Aventine Renewable Energy Holdings, Inc.+(a) .....          1,417
       1,472   Basic Energy Services, Inc.+ .....................         46,368
         970   Berry Petroleum Co., Class A .....................         57,114
         610   Bill Barrett Corp.+ ..............................         36,240
         105   BMB Munai, Inc.+ .................................            624
         694   Bois d'Arc Energy, Inc.+ .........................         16,871
         310   Bolt Technology Corp.+ ...........................          6,997
      10,980   BPZ Resources, Inc.+(a) ..........................        322,812
         112   Cal Dive International, Inc.+ ....................          1,600
      17,188   Cano Petroleum, Inc.+ ............................        136,473
         733   CARBO Ceramics, Inc. .............................         42,771
       7,066   Carrizo Oil & Gas, Inc.+ .........................        481,124
       1,345   Cheniere Energy, Inc.+ ...........................          5,878
         195   Clayton Williams Energy, Inc.+ ...................         21,440
         776   Clean Energy Fuels Corp.+(a) .....................          8,916
       1,627   Comstock Resources, Inc.+ ........................        137,368
       1,779   Concho Resources, Inc.+ ..........................         66,357
         471   Contango Oil & Gas Co.+ ..........................         43,765
       1,434   Crosstex Energy, Inc.(a) .........................         49,702
         821   CVR Energy, Inc.+ ................................         15,804
         183   Dawson Geophysical Co.+ ..........................         10,881
       2,218   Delta Petroleum Corp.+(a) ........................         56,603
         653   DHT Maritime, Inc.+ ..............................          6,550
         290   Double Eagle Petroleum Co.+ ......................          5,287
       3,833   Dril-Quip, Inc.+ .................................        241,479



   Shares                                                              Value
------------                                                       ------------
ENERGY (CONTINUED)
       4,055   Endeavour International Corp.+ ...................   $      8,799
       1,280   Ener1, Inc.+ .....................................          9,498
       1,140   Energy Partners, Ltd.+ ...........................         17,009
         150   Energy XXI Bermuda, Ltd.+ ........................          1,038
         965   ENGlobal Corp.+ ..................................         13,742
       3,016   Evergreen Energy, Inc.+(a) .......................          5,248
       2,500   EXCO Resources, Inc.+ ............................         92,275
       1,437   FX Energy, Inc.+ .................................          7,573
       3,340   Gasco Energy, Inc.+ ..............................         13,861
       1,352   GeoGlobal Resources, Inc.+(a) ....................          2,880
          96   Geokinetics, Inc.+ ...............................          1,739
          85   GeoMet, Inc.+ ....................................            806
         195   Georesources, Inc.+ ..............................          3,592
       5,034   GMX Resources, Inc.+(a) ..........................        373,019
       1,059   Golar LNG, Ltd. ..................................         16,404
         719   Goodrich Petroleum Corp.+(a) .....................         59,619
       3,405   Gran Tierra Energy, Inc.+ ........................         27,137
         155   GreenHunter Energy, Inc.+ ........................          2,117
       1,483   Grey Wolf, Inc.+ .................................         13,391
         438   Gulf Island Fabrication, Inc. ....................         21,431
         560   Gulfmark Offshore, Inc.+ .........................         32,581
         301   Gulfport Energy Corp.+ ...........................          4,957
       8,051   Hercules Offshore, Inc.+ .........................        306,099
         530   Houston American Energy Corp.+ ...................          5,947
       4,536   International Coal Group, Inc.+(a) ...............         59,195
       3,020   ION Geophysical Corp.+(a) ........................         52,699
       5,558   James River Coal Co.+(a) .........................        326,199
         613   Knightsbridge Tankers, Ltd.(a) ...................         19,745
         182   Lufkin Industries, Inc. ..........................         15,157
       6,550   Massey Energy Co. ................................        614,063
         928   Matrix Service Co.+ ..............................         21,400
       1,802   McMoRan Exploration Co.+(a) ......................         49,591
         350   Mitcham Industries, Inc.+ ........................          5,978
         715   NATCO Group, Inc., Class A+ ......................         38,989
         840   National Coal Corp.+ .............................          7,451
         430   Natural Gas Services Group, Inc.+ ................         13,106
         330   Nordic American Tanker Shipping ..................         12,811
         700   Northern Oil and Gas, Inc.+ ......................          9,296
         645   Oilsands Quest, Inc.+ ............................          4,193
         146   OYO Geospace Corp.+ ..............................          8,605
       1,250   Pacific Ethanol, Inc.+ ...........................          2,263
         260   Panhandle Oil and Gas, Inc. ......................          8,804
      30,746   Parallel Petroleum Corp.+ ........................        618,916
         714   Parker Drilling Co.+ .............................          7,147
       8,488   Patterson-UTI Energy, Inc.(a) ....................        305,908
       4,170   Penn Virginia Corp. ..............................        314,500
         530   Petroleum Development Corp.+ .....................         35,240
         761   Petroquest Energy, Inc.+ .........................         20,471
         332   PHI, Inc.+ .......................................         13,336
         220   Pioneer Drilling Co.+ ............................          4,138
          35   PrimeEnergy Corp.+ ...............................          1,942
         660   Quest Resource Corp.+ ............................          7,531
         640   RAM Energy Resources, Inc.+ ......................          4,032
       5,915   Rentech, Inc.+ ...................................         11,239


                       See Notes to Financial Statements.

                                       27


--------------------------------------------------------------------------------

WILSHIRE VARIABLE INSURANCE TRUST
SMALL CAP GROWTH FUND                                      JUNE 30, 2008  [LOGO]
SCHEDULE OF INVESTMENTS - (CONTINUED)                        (UNAUDITED)

--------------------------------------------------------------------------------


   Shares                                                              Value
------------                                                       ------------
ENERGY (CONTINUED)
      11,565   Rex Energy Corp.+ ................................   $    305,315
       1,036   RPC, Inc. ........................................         17,405
       1,509   Ship Finance International, Ltd.(a) ..............         44,561
       1,898   Sulphco, Inc.+ ...................................          4,308
         390   Superior Well Services, Inc.+ ....................         12,367
       7,853   T-3 Energy Services, Inc.+ .......................        624,078
         482   Teekay Tankers, Ltd., Class A(a) .................         11,187
         795   Tri-Valley Corp.+ ................................          5,907
         175   Union Drilling, Inc.+ ............................          3,794
       1,337   Uranium Resources, Inc.+(a) ......................          4,934
       1,210   USEC, Inc.+ ......................................          7,357
         660   Vaalco Energy, Inc.+ .............................          5,590
         721   Venoco, Inc.+ ....................................         16,734
       2,080   Warren Resources, Inc.+ ..........................         30,534
         310   Westmoreland Coal Co.+ ...........................          6,544
       1,105   W-H Energy Services, Inc.+ .......................        105,793
       1,389   Willbros Group, Inc.+ ............................         60,852
                                                                   ------------
                                                                      7,159,951
                                                                   ------------
FINANCIALS -- 3.2%
         559   Acadia Realty Trust ..............................         12,941
         487   Advance America Cash Advance Centers, Inc. .......          2,474
       2,541   Affiliated Managers Group, Inc.+(a) ..............        228,842
          46   Alexander's, Inc.+ ...............................         14,288
          32   Amtrust Financial Services, Inc. .................            403
         385   Argo Group International Holdings, Ltd.+ .........         12,921
         425   Asset Acceptance Capital Corp. ...................          5,194
         321   Associated Estates Realty Corp. ..................          3,438
         120   BGC Partners, Inc., Class A+ .....................            906
         150   Broadpoint Securities Group, Inc.+ ...............            300
         540   Cardinal Financial Corp. .........................          3,380
         429   Cardtronics, Inc.+ ...............................          3,805
         457   Cash America International, Inc. .................         14,167
         374   Cohen & Steers, Inc.(a) ..........................          9,713
         131   Consolidated-Tomoka Land Co. .....................          5,510
         970   Cousins Properties, Inc.(a) ......................         22,407
         137   Credit Acceptance Corp.+(a) ......................          3,502
         275   Danvers Bancorp, Inc.+ ...........................          3,025
         262   Darwin Professional Underwriters, Inc.+ ..........          8,070
          75   Diamond Hill Investment Group, Inc.+ .............          6,263
         864   Dollar Financial Corp.+ ..........................         13,055
          10   Doral Financial Corp.+ ...........................            135
         255   DuPont Fabros Technology, Inc. ...................          4,753
         282   EastGroup Properties, Inc. .......................         12,098
      11,845   eHealth, Inc.+ ...................................        209,183
         100   Employers Holdings, Inc. .........................          2,070
         107   Enstar Group, Ltd.+(a) ...........................          9,363
         200   Enterprise Financial Services Corp.(a) ...........          3,770
         305   Epoch Holding Corp.(a) ...........................          2,779
         469   Equity Lifestyle Properties, Inc. ................         20,636
       1,369   Ezcorp, Inc., Class A+ ...........................         17,455



   Shares                                                              Value
------------                                                       ------------
FINANCIALS (CONTINUED)
         809   FCStone Group, Inc.+ .............................   $     22,595
         664   First Cash Financial Services, Inc.+ .............          9,953
         133   First Financial Bankshares, Inc. .................          6,093
       1,285   First Marblehead Corp. ...........................          3,302
          96   First Mercury Financial Corp.+ ...................          1,693
          95   Forestar Real Estate Group, Inc.+ ................          1,810
          90   GAMCO Investors, Inc., Class A ...................          4,466
       2,357   GFI Group, Inc. ..................................         21,237
         622   Greenhill & Co., Inc.(a) .........................         33,501
       1,041   Grubb & Ellis Co. ................................          4,008
          65   Hancock Holding Co. ..............................          2,554
         110   Highwoods Properties, Inc. .......................          3,456
         488   Home Properties, Inc. ............................         23,453
         659   Inland Real Estate Corp. .........................          9,503
       1,449   Interactive Brokers Group, Inc., Class A+ ........         46,556
         150   International Assets Holding Corp.+ ..............          4,509
          45   KBW, Inc.+(a) ....................................            926
         413   Knight Capital Group, Inc., Class A+ .............          7,426
       3,640   Ladenburg Thalmann Financial Services,
               Inc.+(a) .........................................          5,496
         190   Life Partners Holdings, Inc. .....................          3,796
         527   Mid-America Apartment Communities, Inc. ..........         26,898
         263   NewStar Financial, Inc.+(a) ......................          1,554
         292   Omega Healthcare Investors, Inc. .................          4,862
       1,510   optionsXpress Holdings, Inc. .....................         33,733
         396   Oritani Financial Corp.+ .........................          6,336
         183   Pinnacle Financial Partners, Inc.+(a) ............          3,676
         359   Portfolio Recovery Associates, Inc.+(a) ..........         13,463
         510   Potlatch Corp. ...................................         23,011
         406   Primus Guaranty, Ltd.+(a) ........................          1,181
       6,496   PrivateBancorp, Inc.(a) ..........................        197,348
         155   PS Business Parks, Inc. ..........................          7,998
         216   Pzena Investment Management, Inc., Class A(a) ....          2,756
         766   Riskmetrics Group, Inc.+ .........................         15,044
          60   S.Y. Bancorp, Inc. ...............................          1,282
         220   Saul Centers, Inc.(a) ............................         10,338
       5,180   Signature Bank+ ..................................        133,437
          70   Smithtown Bancorp, Inc. ..........................          1,138
         286   Stifel Financial Corp.+ ..........................          9,836
         134   Suffolk Bancorp ..................................          3,937
         377   Sun Communities, Inc. ............................          6,873
         227   SVB Financial Group+(a) ..........................         10,921
       1,127   Tanger Factory Outlet Centers(a) .................         40,492
         396   Tejon Ranch Co.+ .................................         14,280
         167   Thomas Properties Group, Inc. ....................          1,643
         722   Tower Group, Inc. ................................         15,299
       1,143   TradeStation Group, Inc.+ ........................         11,601
         941   Trustco Bank Corp.(a) ............................          6,982
         384   U.S. Global Investors, Inc., Class A .............          6,432
          53   Universal Health Realty Income Trust .............          1,590


                       See Notes to Financial Statements.

                                       28


--------------------------------------------------------------------------------

WILSHIRE VARIABLE INSURANCE TRUST
SMALL CAP GROWTH FUND                                      JUNE 30, 2008  [LOGO]
SCHEDULE OF INVESTMENTS - (CONTINUED)                        (UNAUDITED)

--------------------------------------------------------------------------------


   Shares                                                              Value
------------                                                       ------------
FINANCIALS (CONTINUED)
         360   ViewPoint Financial Group ........................   $      5,299
         883   Washington Real Estate Investment Trust(a) .......         26,534
         476   Westamerica Bancorporation(a) ....................         25,033
         165   Westwood Holdings Group, Inc. ....................          6,567
         586   World Acceptance Corp.+ ..........................         19,731
                                                                   ------------
                                                                      1,570,284
                                                                   ------------
HEALTH CARE -- 18.9%
         773   Abaxis, Inc.+ ....................................         18,652
       1,086   Abiomed, Inc.+(a) ................................         19,277
       1,177   Acadia Pharmaceuticals, Inc.+(a) .................          4,343
         955   Accelrys, Inc.+ ..................................          4,613
       1,286   Accuray, Inc.+(a) ................................          9,375
       1,167   Acorda Therapeutics, Inc.+ .......................         38,313
         290   Acura Pharmaceuticals, Inc.+ .....................          2,306
       1,640   Adolor Corp.+ ....................................          8,987
         375   Affymax, Inc.+(a) ................................          5,966
       1,315   Affymetrix, Inc.+(a) .............................         13,531
         386   Air Methods Corp.+ ...............................          9,650
       2,030   Akorn, Inc.+(a) ..................................          6,719
         316   Albany Molecular Research, Inc.+ .................          4,193
       7,681   Alexion Pharmaceuticals, Inc.+(a) ................        556,873
         848   Alexza Pharmaceuticals, Inc.+ ....................          3,341
       2,211   Align Technology, Inc.+ ..........................         23,193
       3,408   Alkermes, Inc.+ ..................................         42,123
         837   Alliance Imaging, Inc.+ ..........................          7,257
       1,889   Allos Therapeutics, Inc.+ ........................         13,053
       2,035   Allscripts Healthcare Solutions, Inc.+ ...........         25,254
         230   Almost Family, Inc.+ .............................          6,118
       1,270   Alnylam Pharmaceuticals, Inc.+(a) ................         33,947
         865   Alpharma, Inc., Class A+ .........................         19,488
         885   Alphatec Holdings, Inc.+ .........................          3,611
         606   AMAG Pharmaceuticals, Inc.+(a) ...................         20,665
         944   Amedisys, Inc.+ ..................................         47,613
       2,594   American Medical Systems Holdings, Inc.+(a) ......         38,780
         171   Amicus Therapeutics, Inc.+(a) ....................          1,826
       1,120   AMN Healthcare Services, Inc.+ ...................         18,950
         480   Analogic Corp. ...................................         30,274
         354   Angiodynamics, Inc.+ .............................          4,821
         385   Ardea Biosciences, Inc.+ .........................          4,936
         695   Arena Pharmaceuticals, Inc.+ .....................          3,607
       2,478   Ariad Pharmaceuticals, Inc.+ .....................          5,947
       1,444   Arqule, Inc.+ ....................................          4,693
       1,695   Array Biopharma, Inc.+ ...........................          7,967
         952   Arthrocare Corp.+(a) .............................         38,851
       1,067   Assisted Living Concepts Inc., Class A+ ..........          5,869
         740   athenahealth, Inc.+ ..............................         22,762
          55   Atrion Corp. .....................................          5,270
       1,471   Auxilium Pharmaceuticals, Inc.+(a) ...............         49,455
         530   Avant Immunotherapeutics, Inc.+ ..................          7,717
         687   Bentley Pharmaceuticals, Inc.+ ...................         11,095
         382   Biodel, Inc.+(a) .................................          4,966



   Shares                                                              Value
------------                                                       ------------
HEALTH CARE (CONTINUED)
         625   BioForm Medical, Inc.+ ...........................   $      2,525
      11,211   BioMarin Pharmaceutical, Inc.+ ...................        324,895
         470   BioMimetic Therapeutics, Inc.+ ...................          5,602
         680   Bio-Rad Laboratories, Inc., Class A+ .............         55,005
         412   Bio-Reference Labs, Inc.+ ........................          9,192
         728   BMP Sunstone Corp.+(a) ...........................          4,150
       1,800   Bruker Corp.+ ....................................         23,130
         719   Cadence Pharmaceuticals, Inc.+ ...................          4,379
         590   Cambrex Corp.+ ...................................          3,463
          47   Capital Senior Living Corp.+ .....................            354
         361   Caraco Pharmaceutical Laboratories, Ltd.+ ........          4,765
         160   CardioNet, Inc.+ .................................          4,261
       1,070   Celera Corp.+ ....................................         12,155
       3,060   Cell Genesys, Inc.+(a) ...........................          7,956
         127   Centene Corp.+ ...................................          2,132
       2,032   Cepheid, Inc.+ ...................................         57,140
         630   Chemed Corp. .....................................         23,064
         395   Chindex International, Inc.+ .....................          5,795
         370   Clinical Data, Inc.+ .............................          5,280
       1,670   Columbia Laboratories, Inc.+ .....................          5,511
         271   Computer Programs & Systems, Inc. ................          4,696
      38,708   Conceptus, Inc.+(a) ..............................        715,710
          80   Conmed Corp.+ ....................................          2,124
         287   Corvel Corp.+ ....................................          9,721
         535   Cougar Biotechnology, Inc.+ ......................         12,749
         201   Cross Country Healthcare, Inc.+ ..................          2,896
         990   CryoLife, Inc.+ ..................................         11,326
       2,010   Cubist Pharmaceuticals, Inc.+ ....................         35,899
       2,167   CV Therapeutics, Inc.+ ...........................         17,834
         846   Cyberonics, Inc.+(a) .............................         18,358
         340   Cynosure, Inc., Class A+ .........................          6,739
       1,083   Cypress Bioscience, Inc.+ ........................          7,787
       1,129   Cytokinetics, Inc.+ ..............................          4,189
         710   Cytori Therapeutics, Inc.+ .......................          4,601
         440   Datascope Corp. ..................................         20,680
       3,322   Dendreon Corp.+(a) ...............................         14,783
       1,710   Depomed, Inc.+ ...................................          5,489
         935   DexCom, Inc.+ ....................................          5,647
         654   Dionex Corp.+ ....................................         43,406
       3,447   Discovery Laboratories, Inc.+ ....................          5,688
       2,643   Durect Corp.+ ....................................          9,700
       1,980   Dyax Corp.+ ......................................          6,138
       1,938   Eclipsys Corp.+ ..................................         35,582
         150   Emergency Medical Services Corp., Class A+ .......          3,395
         355   Emergent Biosolutions, Inc.+ .....................          3,525
         702   Emeritus Corp.+ ..................................         10,263
          18   Ensign Group, Inc. (The) .........................            207
         869   Enzo Biochem, Inc.+ ..............................          9,750
       1,595   Enzon Pharmaceuticals, Inc.+(a) ..................         11,356
       1,541   eResearchTechnology, Inc.+ .......................         26,875
         488   ev3, Inc.+(a) ....................................          4,626
         250   Exactech, Inc.+ ..................................          6,428
       3,751   Exelixis, Inc.+ ..................................         18,755


                       See Notes to Financial Statements.

                                       29


--------------------------------------------------------------------------------

WILSHIRE VARIABLE INSURANCE TRUST
SMALL CAP GROWTH FUND                                      JUNE 30, 2008  [LOGO]
SCHEDULE OF INVESTMENTS - (CONTINUED)                        (UNAUDITED)

--------------------------------------------------------------------------------


   Shares                                                              Value
------------                                                       ------------
HEALTH CARE (CONTINUED)
          65   Five Star Quality Care, Inc.+ ....................   $        307
         498   Genomic Health, Inc.+(a) .........................          9,537
         298   Genoptix, Inc.+ ..................................          9,402
         390   Gentiva Health Services, Inc.+ ...................          7,430
       1,750   Geron Corp.+(a) ..................................          6,038
         664   GTx, Inc.+(a) ....................................          9,528
         921   Haemonetics Corp.+ ...............................         51,079
       2,166   Halozyme Therapeutics, Inc.+ .....................         11,653
         610   Hansen Medical, Inc.+ ............................         10,199
       1,175   HealthExtras, Inc.+ ..............................         35,415
       1,257   Healthways, Inc.+ ................................         37,207
         893   HMS Holdings Corp.+ ..............................         19,173
         557   Human Genome Sciences, Inc.+ .....................          2,902
       3,128   Icon PLC ADR+ ....................................        236,227
         200   ICU Medical, Inc.+ ...............................          4,576
         888   Idenix Pharmaceuticals, Inc.+ ....................          6,456
         735   Idera Pharmaceuticals, Inc.+ .....................         10,738
         770   I-Flow Corp.+ ....................................          7,816
       5,946   Illumina, Inc.+(a) ...............................        517,957
       2,499   Immucor, Inc.+ ...................................         64,674
       1,530   Immunogen, Inc.+ .................................          4,682
       2,331   Immunomedics, Inc.+(a) ...........................          4,965
       2,370   Incyte Corp., Ltd.+ ..............................         18,036
       2,763   Indevus Pharmaceuticals, Inc.+(a) ................          4,338
       1,505   Inspire Pharmaceuticals, Inc.+ ...................          6,441
         655   Insulet Corp.+ ...................................         10,303
         636   Integra LifeSciences Holdings Corp.+(a) ..........         28,289
       1,129   InterMune, Inc.+(a) ..............................         14,812
         210   Invacare Corp. ...................................          4,292
       1,182   inVentiv Health, Inc.+ ...........................         32,848
         190   IPC The Hospitalist Co., Inc.+ ...................          3,576
         655   IRIS International, Inc.+ ........................         10,251
       3,219   Isis Pharmaceuticals, Inc.+(a) ...................         43,875
       1,752   Javelin Pharmaceuticals, Inc.+(a) ................          4,065
         122   Jazz Pharmaceuticals, Inc.+(a) ...................            904
         463   Kendle International, Inc.+ ......................         16,821
         260   Kensey Nash Corp.+ ...............................          8,333
       1,176   KV Pharmaceutical Co., Class A+ ..................         22,732
         180   Landauer, Inc. ...................................         10,123
         840   Lexicon Pharmaceuticals, Inc.+ ...................          1,344
         525   LHC Group, Inc.+ .................................         12,206
         315   Life Sciences Research, Inc.+ ....................          8,896
       3,004   Ligand Pharmaceuticals, Inc., Class B+ ...........          7,810
       1,316   Luminex Corp.+ ...................................         27,044
         960   MannKind Corp.+ ..................................          2,880
         276   MAP Pharmaceuticals, Inc.+ .......................          2,851
         690   Marshall Edwards, Inc.+ ..........................          1,773
       1,175   Martek Biosciences Corp.+ ........................         39,609
       1,647   Masimo Corp.+ ....................................         56,574
         365   Maxygen, Inc.+ ...................................          1,237
       4,553   Medarex, Inc.+ ...................................         30,095
         540   MedAssets, Inc.+ .................................          9,207
         190   Medical Action Industries, Inc.+ .................          1,970



   Shares                                                              Value
------------                                                       ------------
HEALTH CARE (CONTINUED)
       1,855   Medicines Co. (The)+ .............................   $     36,766
       2,016   Medicis Pharmaceutical Corp., Class A ............         41,892
         906   Medivation, Inc.+(a) .............................         10,718
       1,207   Mentor Corp.(a) ..................................         33,579
       1,435   Meridian Bioscience, Inc. ........................         38,630
         983   Merit Medical Systems, Inc.+ .....................         14,450
         677   Metabolix, Inc.+(a) ..............................          6,635
         555   Micrus Endovascular Corp.+ .......................          7,781
       1,275   MiddleBrook Pharmaceuticals, Inc.+ ...............          4,310
         630   Molecular Insight Pharmaceuticals, Inc.+(a) ......          3,471
         874   Momenta Pharmaceuticals, Inc.+(a) ................         10,750
         365   MWI Veterinary Supply, Inc.+ .....................         12,085
       1,595   Myriad Genetics, Inc.+ ...........................         72,604
         157   Nabi Biopharmaceuticals+ .........................            619
         458   Nanosphere, Inc.+ ................................          3,600
         266   National Healthcare Corp. ........................         12,191
          50   National Research Corp. ..........................          1,324
         984   Natus Medical, Inc.+ .............................         20,605
       1,367   Nektar Therapeutics+ .............................          4,579
         515   Neogen Corp.+ ....................................         11,788
       1,371   Neurocrine Biosciences, Inc.+ ....................          5,744
          73   Nighthawk Radiology Holdings, Inc.+ ..............            517
       1,860   Novavax, Inc.+ ...................................          4,631
         882   Noven Pharmaceuticals, Inc.+ .....................          9,429
       1,680   NPS Pharmaceuticals, Inc.+ .......................          7,476
       8,170   NuVasive, Inc.+(a) ...............................        364,871
         430   NxStage Medical, Inc.+(a) ........................          1,651
         629   Obagi Medical Products, Inc.+ ....................          5,378
         252   Odyssey HealthCare, Inc.+ ........................          2,454
       1,171   Omnicell, Inc.+ ..................................         15,434
         509   Omrix Biopharmaceuticals, Inc.+ ..................          8,012
       1,985   Onyx Pharmaceuticals, Inc.+(a) ...................         70,666
       1,710   Opko Health, Inc.+ ...............................          2,599
         860   Optimer Pharmaceuticals, Inc.+ ...................          6,975
       1,559   OraSure Technologies, Inc.+ ......................          5,831
         715   Orexigen Therapeutics, Inc.+(a) ..................          5,641
         203   Orthofix International NV+ .......................          5,877
       2,360   Orthovita, Inc.+ .................................          4,838
       2,043   OSI Pharmaceuticals, Inc.+ .......................         84,417
         531   Osiris Therapeutics, Inc.+(a) ....................          6,823
       1,339   Owens & Minor, Inc. ..............................         61,179
       1,226   Pain Therapeutics, Inc.+ .........................          9,685
      14,771   Parexel International Corp.+ .....................        388,625
       4,255   PDL BioPharma, Inc. ..............................         45,188
       6,198   Perrigo Co.(a) ...................................        196,910
          81   PharmaNet Development Group, Inc.+ ...............          1,277
         560   Pharmasset, Inc.+ ................................         10,573
       1,529   Phase Forward, Inc.+ .............................         27,476
         927   Pozen, Inc.+(a) ..................................         10,086
         949   Progenics Pharmaceuticals, Inc.+(a) ..............         15,061
         381   Protalix BioTherapeutics, Inc.+(a) ...............          1,033
         372   Providence Service Corp. (The)+ ..................          7,853


                       See Notes to Financial Statements.

                                       30


--------------------------------------------------------------------------------

WILSHIRE VARIABLE INSURANCE TRUST
SMALL CAP GROWTH FUND                                      JUNE 30, 2008  [LOGO]
SCHEDULE OF INVESTMENTS - (CONTINUED)                        (UNAUDITED)

--------------------------------------------------------------------------------


   Shares                                                              Value
------------                                                       ------------
HEALTH CARE (CONTINUED)
       2,208   PSS World Medical, Inc.+ .........................   $     35,990
      32,523   Psychiatric Solutions, Inc.+ .....................      1,230,670
       1,925   Questcor Pharmaceuticals, Inc.+ ..................          8,932
       1,005   Quidel Corp.+ ....................................         16,603
         695   RadNet, Inc.+ ....................................          4,309
       2,213   Regeneron Pharmaceuticals, Inc.+ .................         31,956
       1,105   Repligen Corp.+ ..................................          5,216
       3,701   Resmed, Inc.+(a) .................................        132,274
       1,040   Rexahn Pharmaceuticals, Inc.+ ....................          3,370
       1,304   Rigel Pharmaceuticals, Inc.+ .....................         29,549
       1,916   RTI Biologics, Inc.+ .............................         16,765
       1,305   Sangamo Biosciences, Inc.+ .......................         12,985
       1,934   Savient Pharmaceuticals, Inc.+(a) ................         48,930
       1,120   Sciele Pharma, Inc.(a) ...........................         21,672
       2,158   Seattle Genetics, Inc.+ ..........................         18,257
      10,145   Sequenom, Inc.+ ..................................        161,914
         571   Sirona Dental Systems, Inc.+(a) ..................         14,800
         460   Somanetics Corp.+ ................................          9,752
         601   SonoSite, Inc.+(a) ...............................         16,834
       1,127   Spectranetics Corp.+ .............................         11,112
         974   Stereotaxis, Inc.+(a) ............................          5,221
       2,091   STERIS Corp. .....................................         60,137
         322   Sucampo Pharmaceuticals, Inc., Class A+ ..........          3,455
       1,536   Sun Healthcare Group, Inc.+ ......................         20,567
       1,423   Sunrise Senior Living, Inc.+ .....................         31,989
         551   SurModics, Inc.+(a) ..............................         24,707
         376   Symmetry Medical, Inc.+ ..........................          6,099
         445   Synovis Life Technologies, Inc.+ .................          8,379
         593   Synta Pharmaceuticals Corp.+(a) ..................          3,617
         645   Targacept, Inc.+ .................................          4,689
         605   Tercica, Inc.+ ...................................          5,342
       1,845   Theravance, Inc.+ ................................         21,900
       1,570   Third Wave Technolgies, Inc.+ ....................         17,521
       1,942   Thoratec Corp.+ ..................................         33,771
       1,382   TomoTherapy, Inc.+ ...............................         12,341
         436   TranS1, Inc.+(a) .................................          6,571
       1,537   Trizetto Group+ ..................................         32,861
         425   U.S. Physical Therapy, Inc.+ .....................          6,974
       4,301   United Therapeutics Corp.+ .......................        420,423
       1,191   Valeant Pharmaceuticals International+(a) ........         20,378
       1,001   Varian, Inc.+ ....................................         51,111
         250   Virtual Radiologic Corp.+(a) .....................          3,313
         600   Vision-Sciences, Inc.+ ...........................          2,250
         318   Vital Images, Inc.+ ..............................          3,956
         288   Vital Signs, Inc. ................................         16,353
       2,160   Vivus, Inc.+ .....................................         14,429
         465   Vnus Medical Technologies, Inc.+ .................          9,305
       1,684   Volcano Corp.+ ...................................         20,545
       1,156   West Pharmaceutical Services, Inc. ...............         50,032
       1,328   Wright Medical Group, Inc.+ ......................         37,728
         898   XenoPort, Inc.+ ..................................         35,049
       4,716   XOMA, Ltd.+ ......................................          7,970
       7,895   Zoll Medical Corp.+ ..............................        265,825



   Shares                                                              Value
------------                                                       ------------
HEALTH CARE (CONTINUED)
       1,328   Zymogenetics, Inc.+(a) ...........................   $     11,182
                                                                   ------------
                                                                      9,235,886
                                                                   ------------
INDUSTRIALS -- 18.3%
         573   3D Systems Corp.+ ................................          5,444
         479   AAON, Inc. .......................................          9,225
         313   AAR Corp.+ .......................................          4,235
          50   Aceto Corp. ......................................            382
       1,798   Actuant Corp., Class A ...........................         56,367
       1,256   Acuity Brands, Inc. ..............................         60,388
         771   Administaff, Inc. ................................         21,503
       1,480   Advanced Battery Technologies, Inc.+ .............          8,540
         618   Advisory Board Co. (The)+ ........................         24,306
       7,981   Aegean Marine Petroleum Network, Inc. ............        324,747
         365   Aerovironment, Inc.+ .............................          9,921
       2,161   Airtran Holdings, Inc.+(a) .......................          4,408
         745   Akeena Solar, Inc.+ ..............................          4,187
         412   Allegiant Travel Co.+ ............................          7,659
         943   Altra Holdings, Inc.+ ............................         15,852
       1,275   American Commercial Lines, Inc.+(a) ..............         13,936
         582   American Ecology Corp. ...........................         17,186
         260   American Railcar Industries, Inc. ................          4,363
       1,298   American Reprographics Co.+ ......................         21,612
         326   American Science & Engineering, Inc.(a) ..........         16,799
       1,502   American Superconductor Corp.+(a) ................         53,847
         295   American Woodmark Corp. ..........................          6,233
          74   Ameron International Corp. .......................          8,879
         219   Ampco-Pittsburgh Corp. ...........................          9,741
           8   Amrep Corp. ......................................            381
         518   Apogee Enterprises, Inc. .........................          8,371
         451   Applied Industrial Technologies, Inc. ............         10,901
         120   Applied Signal Technology, Inc. ..................          1,639
         409   Argon ST, Inc.+ ..................................         10,143
         265   Ascent Solar Technologies, Inc.+ .................          2,743
         597   Astec Industries, Inc.+ ..........................         19,188
         315   Axsys Technologies, Inc.+ ........................         16,393
         175   AZZ, Inc.+ .......................................          6,983
         487   Badger Meter, Inc. ...............................         24,608
          39   Baker (Michael) Corp.+ ...........................            853
       1,708   Barnes Group, Inc. ...............................         39,438
       3,160   Beacon Power Corp.+ ..............................          6,573
         740   Beacon Roofing Supply, Inc.+ .....................          7,851
      13,326   Belden, Inc. .....................................        451,485
          80   Bowne & Co., Inc. ................................          1,020
       6,444   Bucyrus International, Inc.(a) ...................        470,540
         185   CAI International+ ...............................          3,219
       1,460   Calgon Carbon Corp.+ .............................         22,572
       5,195   Capstone Turbine Corp.+ ..........................         21,767
         455   Casella Waste Systems, Inc., Class A+ ............          5,546
       1,596   CBIZ, Inc.+ ......................................         12,688
          42   CDI Corp. ........................................          1,068
       1,712   Cenveo, Inc.+(a) .................................         16,726


                       See Notes to Financial Statements.

                                       31


--------------------------------------------------------------------------------

WILSHIRE VARIABLE INSURANCE TRUST
SMALL CAP GROWTH FUND                                      JUNE 30, 2008  [LOGO]
SCHEDULE OF INVESTMENTS - (CONTINUED)                        (UNAUDITED)

--------------------------------------------------------------------------------


   Shares                                                              Value
------------                                                       ------------
INDUSTRIALS (CONTINUED)
       1,014   Chart Industries, Inc.+ ..........................   $     49,321
         663   China Architectural Engineering, Inc.+(a) ........          6,478
         830   China BAK Battery, Inc.+ .........................          3,909
         240   China Direct, Inc.+ ..............................          1,762
         495   China Fire & Security Group, Inc.+ ...............          3,985
         960   China Security & Surveillance Technology,
               Inc.+ ............................................         12,941
         515   CIRCOR International, Inc. .......................         25,230
       1,113   Clarcor, Inc. ....................................         39,066
         706   Clean Harbors, Inc.+ .............................         50,168
         206   Coleman Cable, Inc.+ .............................          2,126
         770   Colfax Corp.+ ....................................         19,319
          73   Columbus McKinnon Corp.+ .........................          1,758
         204   Consolidated Graphics, Inc.+ .....................         10,051
       9,590   CoStar Group, Inc.+(a) ...........................        426,275
         248   CRA International, Inc.+ .........................          8,965
       1,358   Curtiss-Wright Corp. .............................         60,757
         960   Deluxe Corp. .....................................         17,107
         378   Duff & Phelps Corp., Class A+ ....................          6,260
         130   DXP Enterprises, Inc.+ ...........................          5,413
         161   Dynamex, Inc.+ ...................................          4,316
         449   Dynamic Materials Corp.(a) .......................         14,795
          60   DynCorp International, Inc., Class A+ ............            909
       1,669   Eagle Bulk Shipping, Inc.(a) .....................         49,352
         940   EMCOR Group, Inc.+ ...............................         26,818
       7,791   Energy Conversion Devices, Inc.+(a) ..............        573,728
       1,186   EnergySolutions, Inc. ............................         26,507
          35   EnerNOC, Inc.+(a) ................................            628
         295   EnerSys+ .........................................         10,098
          90   EnPro Industries, Inc.+ ..........................          3,361
       6,924   ESCO Technologies, Inc.+ .........................        324,873
         870   Esterline Technologies Corp.+ ....................         42,856
      17,513   Evergreen Solar, Inc.+(a) ........................        169,701
         367   Exponent, Inc.+ ..................................         11,527
         570   Flanders Corp.+ ..................................          3,449
       1,341   Flow International Corp.+ ........................         10,460
       1,413   Force Protection, Inc.+(a) .......................          4,677
       1,028   Forward Air Corp. ................................         35,570
         497   Franklin Electric Co., Inc. ......................         19,274
          49   FreightCar America, Inc. .........................          1,740
       8,076   FTI Consulting, Inc.+ ............................        552,884
         634   Fuel Tech, Inc.+(a) ..............................         11,171
       2,445   FuelCell Energy, Inc.+(a) ........................         17,360
         960   Furmanite Corp.+ .................................          7,661
       6,342   Fushi Copperweld, Inc.+ ..........................        150,496
         793   Genco Shipping & Trading, Ltd. ...................         51,704
       2,033   GenCorp, Inc.+ ...................................         14,556
       7,967   General Cable Corp.+(a) ..........................        484,791
         955   General Maritime Corp. ...........................         24,811
      10,227   Genessee & Wyoming, Inc.+ ........................        347,922
       1,819   Geo Group, Inc. (The)+ ...........................         40,928
          62   GeoEye, Inc.+ ....................................          1,098
         515   Gorman-Rupp Co. (The) ............................         20,518



   Shares                                                              Value
------------                                                       ------------
INDUSTRIALS (CONTINUED)
       3,030   GrafTech International, Ltd.+ ....................   $     81,295
         180   Graham Corp. .....................................         13,340
         225   Harbin Electric, Inc.+ ...........................          3,197
       1,230   Hawaiian Holdings, Inc.+ .........................          8,549
       1,533   Healthcare Services Group(a) .....................         23,317
       1,241   Heartland Express, Inc.(a) .......................         18,503
         791   HEICO Corp.(a) ...................................         25,739
         165   Herley Industries, Inc.+ .........................          2,191
       1,100   Herman Miller, Inc. ..............................         27,379
       3,425   Hexcel Corp.+ ....................................         66,102
       5,502   Hill International, Inc.+ ........................         90,453
       1,068   Horizon Lines, Inc., Class A(a) ..................         10,627
         637   Houston Wire & Cable Co. .........................         12,676
         855   HUB Group, Inc., Class A+ ........................         29,181
         744   Hudson Highland Group, Inc.+ .....................          7,790
         686   Huron Consulting Group, Inc.+ ....................         31,103
         133   ICT Group, Inc.+ .................................          1,091
         872   II-VI, Inc.+ .....................................         30,450
      31,184   Innerworkings, Inc.+(a) ..........................        372,960
          60   Insteel Industries, Inc. .........................          1,099
          58   Integrated Electrical Services, Inc.+ ............            998
       1,899   Interface, Inc., Class A .........................         23,794
          50   Kaman Corp. ......................................          1,138
         987   Kaydon Corp. .....................................         50,742
         200   Key Technology, Inc.+ ............................          6,362
         143   Kforce, Inc.+ ....................................          1,214
       2,044   Knight Transportation, Inc. ......................         37,405
       1,550   Knoll, Inc. ......................................         18,833
         119   Korn/Ferry International+ ........................          1,872
          90   K-Tron International, Inc.+ ......................         11,664
         390   LaBarge, Inc.+ ...................................          5,070
         155   Layne Christensen Co.+ ...........................          6,787
         325   LECG Corp.+ ......................................          2,841
         429   Lindsay Corp. ....................................         36,452
         195   LMI Aerospace, Inc.+ .............................          3,426
          25   M&F Worldwide Corp.+ .............................            983
       1,373   MasTec, Inc.+ ....................................         14,636
         574   Mcgrath Rentcorp .................................         14,115
         899   Medis Technologies, Ltd.+ ........................          3,030
         865   Metalico, Inc.+ ..................................         15,155
         535   Met-Pro Corp. ....................................          7,142
       2,025   Microvision, Inc.+ ...............................          5,569
         609   Middleby Corp.+(a) ...............................         26,741
         391   Mine Safety Appliances Co. .......................         15,636
       1,033   Mobile Mini, Inc.+ ...............................         20,660
         160   Moog, Inc., Class A+ .............................          5,958
          95   Mueller Industries, Inc. .........................          3,059
         296   Multi-Color Corp. ................................          6,213
       1,724   Navigant Consulting, Inc.+ .......................         33,721
         465   NN, Inc. .........................................          6,482
       1,202   Nordson Corp. ....................................         87,613
       1,383   Odyssey Marine Exploration, Inc.+ ................          5,477
         694   Old Dominion Freight Line Inc.+ ..................         20,834
         110   Omega Flex, Inc. .................................          1,672
       2,087   Orbital Sciences Corp.+ ..........................         49,170


                       See Notes to Financial Statements.

                                       32


--------------------------------------------------------------------------------

WILSHIRE VARIABLE INSURANCE TRUST
SMALL CAP GROWTH FUND                                      JUNE 30, 2008  [LOGO]
SCHEDULE OF INVESTMENTS - (CONTINUED)                        (UNAUDITED)

--------------------------------------------------------------------------------


   Shares                                                              Value
------------                                                       ------------
INDUSTRIALS (CONTINUED)
         318   Orion Energy Systems, Inc.+(a) ...................   $      3,180
         770   Orion Marine Group, Inc.+ ........................         10,880
         479   Pacer International, Inc. ........................         10,303
           5   Patriot Transporation Holding, Inc.+ .............            400
         235   Peerless Manufacturing Co.+ ......................         11,014
         274   PeopleSupport, Inc.+ .............................          2,329
         395   Perini Corp.+(a) .................................         13,055
         192   Pike Electric Corp.+ .............................          3,189
         571   Polypore International, Inc.+ ....................         14,463
         250   Powell Industries, Inc.+ .........................         12,603
         170   Power-One, Inc.+ .................................            321
         600   PowerSecure International, Inc.+ .................          4,356
          15   Preformed Line Products Co. ......................            605
         535   PRG-Schultz International, Inc.+ .................          5,034
         220   Protection One, Inc.+(a) .........................          1,848
         855   Quanex Building Products Corp. ...................         12,704
         573   Raven Industries, Inc. ...........................         18,783
         779   RBC Bearings, Inc.+ ..............................         25,956
       1,622   Resources Connection, Inc. .......................         33,008
      12,255   Ritchie Bros. Auctioneers, Inc.(a) ...............        332,478
         590   Robbins & Myers, Inc. ............................         29,423
       1,482   Rollins, Inc. ....................................         21,963
       1,697   RSC Holdings, Inc.+(a) ...........................         15,714
         969   Spherion Corp.+ ..................................          4,477
         225   Standard Parking Corp.+ ..........................          4,095
         160   Standard Register Co. (The) ......................          1,509
         314   Stanley, Inc.+ ...................................         10,525
         275   Sterling Construction Co., Inc.+ .................          5,462
         419   Sun Hydraulics Corp. .............................         13,521
         120   Superior Essex, Inc.+ ............................          5,356
       1,178   SYKES Enterprises, Inc.+ .........................         22,217
         147   TAL International Group, Inc. ....................          3,343
       2,233   Taser International, Inc.+(a) ....................         11,143
         375   TBS International, Ltd., Class A+ ................         14,981
      10,117   Team, Inc.+ ......................................        347,215
       1,268   Teledyne Technologies, Inc.+ .....................         61,866
         551   Tennant Co. ......................................         16,569
       2,100   Tetra Tech, Inc.+ ................................         47,502
         150   Textainer Group Holdings, Ltd. ADR ...............          2,930
         105   Thermadyne Holdings Corp.+ .......................          1,553
       8,685   Titan International, Inc. ........................        309,359
         262   Titan Machinery, Inc.+ ...........................          8,206
       1,188   TransDigm Group, Inc.+(a) ........................         39,905
         145   Trex Co., Inc.+(a) ...............................          1,701
         330   Triumph Group, Inc. ..............................         15,543
         153   TrueBlue, Inc.+ ..................................          2,021
         838   TurboChef Technologies, Inc.+ ....................          4,006
          34   Twin Disc, Inc. ..................................            712
       2,110   UAL Corp. ........................................         11,014
         445   Ultralife Corp.+ .................................          4,757
          46   Universal Truckload Services, Inc.+ ..............          1,013
       1,390   Valence Technology, Inc.+ ........................          6,158
         691   Vicor Corp. ......................................          6,896
         145   VSE Corp. ........................................          3,988
       1,504   Wabtec Corp. .....................................         73,123



   Shares                                                              Value
------------                                                       ------------
INDUSTRIALS (CONTINUED)
       2,372   Waste Connections, Inc.+ .........................   $     75,738
         445   Watsco, Inc.(a) ..................................         18,601
       1,018   Watson Wyatt Worldwide, Inc., Class A ............         53,842
       1,651   Woodward Governor Co. ............................         58,875
         737   Xerium Technologies, Inc. ........................          2,919
                                                                   ------------
                                                                      8,949,642
                                                                   ------------
INFORMATION TECHNOLOGY -- 25.2%
      18,438   3PAR, Inc.+(a) ...................................        144,554
       1,228   ACI Worldwide, Inc.+(a) ..........................         21,601
         965   Acme Packet, Inc.+ ...............................          7,488
          50   Actel Corp.+ .....................................            843
       2,155   Actuate Corp.+ ...................................          8,426
       1,128   Adtran, Inc. .....................................         26,892
       1,624   Advanced Analogic Technologies, Inc.+ ............          6,707
         245   Advanced Energy Industries, Inc.+ ................          3,357
         595   Advent Software, Inc.+ ...........................         21,468
         775   Airvana, Inc.+(a) ................................          4,154
         530   American Software, Inc., Class A .................          2,989
         481   Amkor Technology, Inc.+(a) .......................          5,007
      29,887   ANADIGICS, Inc.+(a) ..............................        294,387
          94   Anixter International, Inc.+(a) ..................          5,592
         519   Ansoft Corp.+ ....................................         18,892
      11,229   Ansys, Inc.+ .....................................        529,109
      24,764   Applied Micro Circuits Corp.+ ....................        211,980
         242   ArcSight, Inc.+ ..................................          2,130
       2,620   Ariba, Inc.+ .....................................         38,540
       4,595   Art Technology Group, Inc.+ ......................         14,704
       1,864   Aruba Networks, Inc.+ ............................          9,749
       1,235   AsiaInfo Holdings, Inc.+ .........................         14,598
         206   Asyst Technologies, Inc.+ ........................            735
      14,098   Atheros Communications, Inc.+(a) .................        422,940
       1,146   ATMI, Inc.+ ......................................         31,996
      14,888   AuthenTec, Inc.+ .................................        155,133
       7,191   Avanex Corp.+(a) .................................          8,126
         457   Bankrate, Inc.+(a) ...............................         17,855
          30   Bel Fuse, Inc., Class B ..........................            741
         422   Benchmark Electronics, Inc.+ .....................          6,895
         205   Bidz.com, Inc.+ ..................................          1,786
       1,171   BigBand Networks, Inc.+ ..........................          5,539
       1,478   Blackbaud, Inc. ..................................         31,629
       7,532   Blackboard, Inc.+ ................................        287,947
       1,181   Blue Coat Systems, Inc.+ .........................         16,664
         840   Cabot Microelectronics Corp.+ ....................         27,846
         222   CACI International, Inc., Class A+ ...............         10,161
       1,075   Callidus Software, Inc.+ .........................          5,375
         241   Cass Information Systems, Inc.(a) ................          7,719
       7,391   Cavium Networks, Inc.+(a) ........................        155,211
         530   Ceva, Inc.+ ......................................          4,224
         815   China Information Security Technology, Inc.+ .....          4,613
       1,068   Chordiant Software, Inc.+ ........................          5,340
       1,555   Cirrus Logic, Inc.+ ..............................          8,646


                       See Notes to Financial Statements.

                                       33


--------------------------------------------------------------------------------

WILSHIRE VARIABLE INSURANCE TRUST
SMALL CAP GROWTH FUND                                      JUNE 30, 2008  [LOGO]
SCHEDULE OF INVESTMENTS - (CONTINUED)                        (UNAUDITED)

--------------------------------------------------------------------------------


   Shares                                                              Value
------------                                                       ------------
INFORMATION TECHNOLOGY (CONTINUED)
         850   Cogent, Inc.+ ....................................   $      9,665
       1,494   Cognex Corp. .....................................         34,437
      30,967   Cogo Group, Inc.+ ................................        282,109
          59   Cohu, Inc. .......................................            866
       1,525   Commvault Systems, Inc.+ .........................         25,376
      14,454   Compellent Technologies, Inc.+ ...................        163,908
         643   comScore, Inc.+(a) ...............................         14,030
         864   Comtech Telecommunications Corp.+ ................         42,336
         741   Comverge, Inc.+(a) ...............................         10,359
       1,538   Concur Technologies, Inc.+ .......................         51,108
      13,591   Constant Contact, Inc.+ ..........................        256,190
          32   CPI International, Inc.+ .........................            394
         325   Cray, Inc.+ ......................................          1,508
         675   CSG Systems International, Inc.+ .................          7,439
       2,461   Cybersource Corp.+ ...............................         41,172
         264   Cymer, Inc.+ .....................................          7,096
       1,168   Daktronics, Inc. .................................         23,559
       1,182   Data Domain, Inc.+ ...............................         27,576
       1,109   DealerTrack Holdings, Inc.+ ......................         15,648
         414   Deltek, Inc.+ ....................................          3,138
         700   DemandTec, Inc.+ .................................          5,257
         485   DG FastChannel, Inc.+ ............................          8,366
         560   Dice Holdings, Inc.+ .............................          4,626
         160   Digi International, Inc.+ ........................          1,256
         680   Digimarc Corp.+ ..................................          9,629
       1,326   Digital River, Inc.+ .............................         51,157
       1,034   Diodes, Inc.+ ....................................         28,580
         961   DivX, Inc.+ ......................................          7,054
      19,084   Double-Take Software, Inc.+ ......................        262,213
      18,527   DTS, Inc.+ .......................................        580,266
          32   Eagle Test Systems, Inc.+ ........................            358
       3,915   Earthlink, Inc.+ .................................         33,865
          75   Ebix, Inc.+ ......................................          5,829
       1,058   Echelon Corp.+(a) ................................         11,532
       2,415   Elixir Gaming Technologies, Inc.+ ................          2,898
       2,615   Emcore Corp.+ ....................................         16,370
         240   Entegris, Inc.+ ..................................          1,572
         287   Entropic Communications, Inc.+ ...................          1,363
       2,185   Entrust, Inc.+ ...................................          6,424
         835   EPIQ Systems, Inc.+ ..............................         11,857
       6,038   Equinix, Inc.+ ...................................        538,711
         123   Exar Corp.+ ......................................            927
         224   Excel Technology, Inc.+ ..........................          5,000
      18,305   Exlservice Holdings, Inc.+ .......................        256,819
       1,359   FalconStor Software, Inc.+(a) ....................          9,622
         596   FARO Technologies, Inc.+ .........................         15,001
      11,019   Finisar Corp.+(a) ................................         13,113
       1,060   Formfactor, Inc.+ ................................         19,536
         553   Forrester Research, Inc.+ ........................         17,077
       1,444   Foundry Networks, Inc.+ ..........................         17,068
       2,111   Gartner, Inc.+ ...................................         43,739
         890   Global Cash Access Holdings, Inc.+ ...............          6,105
         480   Globecomm Systems, Inc.+ .........................          3,965
         863   Greenfield Online, Inc.+ .........................         12,876
         838   GSI Commerce, Inc.+(a) ...........................         11,422



   Shares                                                              Value
------------                                                       ------------
INFORMATION TECHNOLOGY (CONTINUED)
         329   Guidance Software, Inc.+ .........................   $      3,142
       1,465   Hackett Group, Inc. (The)+ .......................          8,409
       1,503   Harmonic, Inc.+ ..................................         14,294
         873   Heartland Payment Systems, Inc. ..................         20,603
         699   Hittite Microwave Corp.+ .........................         24,898
         425   HSW International, Inc.+(a) ......................          1,233
         259   Hughes Communications, Inc.+ .....................         12,714
       1,390   Hypercom Corp.+ ..................................          6,116
         269   ICx Technologies, Inc.+ ..........................          1,964
         777   iGate Corp.+ .....................................          6,317
         565   Immersion Corp.+ .................................          3,848
       3,310   Infinera Corp.+(a) ...............................         29,194
       3,159   Informatica Corp.+ ...............................         47,511
         707   Infospace, Inc. ..................................          5,889
         303   Integral Systems, Inc. ...........................         11,726
         493   Interactive Intelligence, Inc.+ ..................          5,739
       1,617   InterDigital, Inc.+ ..............................         39,325
       2,196   Intermec, Inc.+ ..................................         46,292
         901   Internap Network Services Corp.+(a) ..............          4,217
         348   Internet Brands, Inc., Class A+ ..................          2,307
         850   Internet Capital Group, Inc.+ ....................          6,571
       1,391   InterVoice, Inc.+ ................................          7,929
       1,374   Interwoven, Inc.+ ................................         16,502
       9,616   IPG Photonics Corp.+ .............................        180,876
         874   Isilon Systems, Inc.+(a) .........................          3,881
         908   Ixia+ ............................................          6,311
         639   IXYS Corp.+ ......................................          7,630
       1,585   j2 Global Communications, Inc.+ ..................         36,455
       2,471   Jack Henry & Associates, Inc. ....................         53,472
          66   JDA Software Group, Inc.+ ........................          1,195
         626   Kenexa Corp.+ ....................................         11,794
          95   Keynote Systems, Inc.+ ...........................          1,224
       1,005   Knot, Inc. (The)+(a) .............................          9,829
         260   Kopin Corp.+ .....................................            746
       1,907   Kulicke & Soffa Industries, Inc.+ ................         13,902
         271   L-1 Identity Solutions, Inc.+ ....................          3,610
       2,080   Lattice Semiconductor Corp.+ .....................          6,510
       4,500   Lawson Software, Inc.+ ...........................         32,715
         564   Limelight Networks, Inc.+ ........................          2,154
         521   Liquidity Services, Inc.+ ........................          6,007
         338   Littelfuse, Inc.+ ................................         10,664
      10,954   LoopNet, Inc.+(a) ................................        123,780
         224   LTX Corp.+ .......................................            493
         221   Macrovision Solutions Corp.+ .....................          3,306
       1,493   Magma Design Automation, Inc.+ ...................          9,063
         879   Manhattan Associates, Inc.+ ......................         20,859
         733   Mantech International Corp., Class A+ ............         35,272
         847   Marchex, Inc., Class B(a) ........................         10,435
          90   MAXIMUS, Inc.(a) .................................          3,134
         650   Maxwell Technologies, Inc.+ ......................          6,903
         212   Mentor Graphics Corp.+ ...........................          3,350
         912   MercadoLibre, Inc.+(a) ...........................         31,455
       1,769   Micrel, Inc. .....................................         16,186
       2,905   Micros Systems, Inc.+ ............................         88,573


                       See Notes to Financial Statements.

                                       34


--------------------------------------------------------------------------------

WILSHIRE VARIABLE INSURANCE TRUST
SMALL CAP GROWTH FUND                                      JUNE 30, 2008  [LOGO]
SCHEDULE OF INVESTMENTS - (CONTINUED)                        (UNAUDITED)

--------------------------------------------------------------------------------


   Shares                                                              Value
------------                                                       ------------
INFORMATION TECHNOLOGY (CONTINUED)
      25,358   Microsemi Corp.+ .................................   $    638,515
         323   MicroStrategy, Inc., Class A+ ....................         20,914
       1,934   Microtune, Inc.+ .................................          6,692
         408   Midway Games, Inc.+(a) ...........................            898
         195   MIPS Technologies, Inc.+ .........................            731
         109   MKS Instruments, Inc.+ ...........................          2,387
         932   Monolithic Power Systems, Inc.+ ..................         20,150
         379   Monotype Imaging Holdings, Inc.+(a) ..............          4,616
       4,577   Move, Inc.+ ......................................         10,664
         215   MTS Systems Corp. ................................          7,714
         270   Multi-Fineline Electronix, Inc.+(a) ..............          7,471
         235   NCI, Inc., Class A+ ..............................          5,377
         127   Ness Technologies, Inc.+ .........................          1,285
       1,606   Net 1 UEPS Technologies, Inc.+ ...................         39,026
       1,404   Netezza Corp.+ ...................................         16,118
         207   Netgear, Inc.+ ...................................          2,869
       6,945   Netlogic Microsystems, Inc.+(a) ..................        230,574
         885   Netscout Systems, Inc.+ ..........................          9,452
         253   NetSuite, Inc.+(a) ...............................          5,179
         594   Neutral Tandem, Inc.+ ............................         10,395
       1,725   Nextwave Wireless, Inc.+ .........................          6,969
       1,423   NIC, Inc. ........................................          9,719
         497   Novatel Wireless, Inc.+(a) .......................          5,532
         165   NVE Corp.+ .......................................          5,224
       2,225   Omniture, Inc.+(a) ...............................         41,318
         155   Omnivision Technologies, Inc.+(a) ................          1,874
       1,028   Online Resources Corp.+ ..........................          8,584
         299   OpenTV Corp., Class A+ ...........................            392
         269   Oplink Communications, Inc.+ .....................          2,582
         420   Opnet Technologies, Inc.+ ........................          3,780
         376   Opnext, Inc.+ ....................................          2,023
         396   Optium Corp.+(a) .................................          2,883
         921   Orbcomm, Inc.+(a) ................................          5,250
         444   OSI Systems, Inc.+ ...............................          9,510
       3,265   Palm, Inc. .......................................         17,598
       3,899   Parametric Technology Corp.+ .....................         64,996
         590   Park Electrochemical Corp. .......................         14,343
         820   Parkervision, Inc.+ ..............................          8,143
         460   PC-Tel, Inc.+ ....................................          4,411
         512   Pegasystems, Inc. ................................          6,892
         789   Pericom Semiconductor Corp.+ .....................         11,709
         980   Phoenix Technologies, Ltd.+ ......................         10,780
         490   Photon Dynamics, Inc.+ ...........................          7,389
       1,379   Plexus Corp.+ ....................................         38,170
         949   PLX Technology, Inc.+ ............................          7,241
       4,593   PMC - Sierra, Inc.+ ..............................         35,136
       2,902   Polycom, Inc.+(a) ................................         70,692
       1,085   Power Integrations, Inc.+ ........................         34,297
         980   Presstek, Inc.+ ..................................          4,861
       1,351   Progress Software Corp.+ .........................         34,545
         458   PROS Holdings, Inc.+(a) ..........................          5,143
         442   QAD, Inc. ........................................          2,992
         625   Quality Systems, Inc.(a) .........................         18,300
       4,135   Quantum Corp.+ ...................................          5,582



   Shares                                                              Value
------------                                                       ------------
INFORMATION TECHNOLOGY (CONTINUED)
         118   Rackable Systems, Inc.+ ..........................   $      1,581
         987   Radiant Systems, Inc.+ ...........................         10,591
       1,290   RealNetworks, Inc.+ ..............................          8,514
         339   Renaissance Learning, Inc. .......................          3,800
         992   RightNow Technologies, Inc.+ .....................         13,561
          18   Rimage Corp.+ ....................................            223
       2,000   Riverbed Technology, Inc.+ .......................         27,440
       1,058   Rofin-Sinar Technologies, Inc.+ ..................         31,952
       9,686   Rubicon Technology, Inc.+ ........................        196,820
         114   Rudolph Technologies, Inc.+ ......................            878
       1,325   S1 Corp.+ ........................................         10,030
         330   Safeguard Scientifics, Inc.+ .....................            409
       5,890   Sanmina-SCI Corp.+ ...............................          7,539
       3,129   Sapient Corp.+ ...................................         20,088
       1,339   SAVVIS, Inc.+(a) .................................         17,286
         712   Scansource, Inc.+ ................................         19,053
         212   Secure Computing Corp.+ ..........................            878
         664   Semitool, Inc.+ ..................................          4,987
       2,080   Semtech Corp.+ ...................................         29,266
       1,313   ShoreTel, Inc.+ ..................................          5,803
         787   Sigma Designs, Inc.+(a) ..........................         10,931
       2,613   Silicon Image, Inc.+ .............................         18,944
      30,766   SkillSoft PLC ADR+(a) ............................        278,125
       3,924   Skyworks Solutions, Inc.+ ........................         38,730
         904   Smith Micro Software, Inc.+(a) ...................          5,153
       8,595   Solera Holdings, Inc.+ ...........................        237,738
         476   Sonic Solutions, Inc.+ ...........................          2,837
         239   SonicWALL, Inc.+ .................................          1,542
       7,275   Sonus Networks, Inc.+(a) .........................         24,881
         575   Sourcefire, Inc.+(a) .............................          4,445
         430   Spansion, Inc., Class A+ .........................            968
         638   SPSS, Inc.+ ......................................         23,204
         815   SRA International, Inc., Class A+ ................         18,305
         442   Standard Microsystems Corp.+ .....................         12,000
       9,991   Starent Networks Corp.+(a) .......................        125,686
       1,094   STEC, Inc.+(a) ...................................         11,235
         739   Stratasys, Inc.+(a) ..............................         13,642
         812   SuccessFactors, Inc.+(a) .........................          8,891
         667   Super Micro Computer, Inc.+ ......................          4,922
         397   Supertex, Inc.+ ..................................          9,266
       1,125   SupportSoft, Inc.+ ...............................          3,656
      20,010   Switch and Data Facilities Co., Inc.+ ............        339,970
       2,384   Sybase, Inc.+ ....................................         70,137
         732   Sycamore Networks, Inc.+ .........................          2,357
         633   Symyx Technologies+ ..............................          4,418
         812   Synaptics, Inc.+(a) ..............................         30,637
         779   Synchronoss Technologies, Inc.+(a) ...............          7,034
         459   Syntel, Inc.(a) ..................................         15,477
       2,745   Take-Two Interactive Software, Inc.+ .............         70,190
      13,988   Taleo Corp.+ .....................................        274,025
          96   Technitrol, Inc. .................................          1,631
         495   TechTarget, Inc.+ ................................          5,227
      15,087   Techwell, Inc.+ ..................................        185,872
         260   Tekelec+ .........................................          3,825


                       See Notes to Financial Statements.

                                       35


--------------------------------------------------------------------------------

WILSHIRE VARIABLE INSURANCE TRUST
SMALL CAP GROWTH FUND                                      JUNE 30, 2008  [LOGO]
SCHEDULE OF INVESTMENTS - (CONTINUED)                        (UNAUDITED)

--------------------------------------------------------------------------------


   Shares                                                              Value
------------                                                       ------------
INFORMATION TECHNOLOGY (CONTINUED)
       1,200   TeleCommunication Systems, Inc., Class A+ ........   $      5,556
       1,395   TeleTech Holdings, Inc.+ .........................         27,844
      19,217   Teradyne, Inc.+ ..................................        212,732
       1,885   Terremark Worldwide, Inc.+(a) ....................         10,292
       1,724   Tessera Technologies, Inc.+ ......................         28,222
         387   TheStreet.com, Inc. ..............................          2,519
       1,637   THQ, Inc.+ .......................................         33,166
       3,635   Tivo, Inc.+(a) ...................................         22,428
         785   TNS, Inc.+ .......................................         18,809
         862   Trident Microsystems, Inc.+ ......................          3,146
         189   TTM Technologies, Inc.+ ..........................          2,497
       1,354   Tyler Technologies, Inc.+ ........................         18,374
       7,962   Ultimate Software Group+ .........................        283,686
         836   Ultratech, Inc.+ .................................         12,975
         495   Unica Corp.+(a) ..................................          3,980
       1,033   Universal Display Corp.+(a) ......................         12,727
         200   Utstarcom, Inc.+(a) ..............................          1,094
       3,395   Valueclick, Inc.+ ................................         51,434
         959   Vasco Data Security International, Inc.+(a) ......         10,098
         959   Veeco Instruments, Inc.+ .........................         15,421
       1,275   VeriFone Holdings, Inc.+ .........................         15,236
         188   Viasat, Inc.+ ....................................          3,799
         470   Vignette Corp.+ ..................................          5,640
         227   Virtusa Corp.+ ...................................          2,300
      13,966   VistaPrint, Ltd.+(a) .............................        373,730
      14,819   Vocus, Inc.+ .....................................        476,727
         904   Volterra Semiconductor Corp.+ ....................         15,603
       1,456   Websense, Inc.+ ..................................         24,519
         225   Website Pros, Inc.+ ..............................          1,874
       2,566   Wind River Systems, Inc.+ ........................         27,944
       1,306   Wright Express Corp.+ ............................         32,389
                                                                   ------------
                                                                     12,301,427
                                                                   ------------
MATERIALS -- 1.2%
         193   AEP Industries, Inc.+ ............................          3,352
       1,415   Allied Nevada Gold Corp.+ ........................          8,334
         307   AMCOL International Corp. ........................          8,737
         632   American Vanguard Corp. ..........................          7,774
         419   Apex Silver Mines, Ltd.+(a) ......................          2,057
         305   Arch Chemicals, Inc. .............................         10,111
         646   Balchem Corp. ....................................         14,942
         200   Bway Holding Co.+ ................................          1,722
         610   Compass Minerals International, Inc. .............         49,141
         378   Deltic Timber Corp. ..............................         20,227
         162   Esmark, Inc.+ ....................................          3,097
       1,365   Ferro Corp. ......................................         25,607
         807   Flotek Industries, Inc.+(a) ......................         16,640
       1,819   General Moly, Inc.+(a) ...........................         14,316
         385   General Steel Holdings, Inc.+ ....................          6,052
         250   GenTek Inc.+ .....................................          6,723
       5,153   Graphic Packaging Holding Co.+ ...................         10,409
         110   Haynes International, Inc.+ ......................          6,331



   Shares                                                              Value
------------                                                       ------------
MATERIALS (CONTINUED)
         215   Headwaters, Inc.+ ................................   $      2,531
       2,243   Hercules, Inc.(a) ................................         37,974
         375   ICO, Inc.+ .......................................          2,258
         197   Innophos Holdings, Inc.(a) .......................          6,294
         515   Innospec, Inc. ...................................          9,692
          49   Koppers Holdings, Inc. ...........................          2,052
         823   Landec Corp.+ ....................................          5,325
         412   LSB Industries, Inc.+(a) .........................          8,158
         310   Minerals Technologies, Inc. ......................         19,713
         573   Myers Industries, Inc. ...........................          4,670
         480   NewMarket Corp. ..................................         31,790
         140   NL Industries, Inc. ..............................          1,334
         245   Olympic Steel, Inc. ..............................         18,600
         310   Quaker Chemical Corp. ............................          8,265
         510   Rock-Tenn Co., Class A ...........................         15,295
       1,072   ShengdaTech, Inc.+(a) ............................         10,645
         455   Silgan Holdings, Inc. ............................         23,087
       1,665   Solutia, Inc.+ ...................................         21,346
          95   Stepan Co. .......................................          4,334
         389   Stillwater Mining Co.+ ...........................          4,602
         145   Sutor Technology Group, Ltd.+ ....................          1,025
         834   Texas Industries, Inc.(a) ........................         46,812
          35   United States Lime & Minerals, Inc.+ .............          1,385
          24   Universal Stainless & Alloy+ .....................            889
         415   Worthington Industries, Inc. .....................          8,508
       1,982   WR Grace & Co.+ ..................................         46,556
         745   Zep, Inc. ........................................         11,086
         981   Zoltek Cos., Inc.+(a) ............................         23,789
                                                                   ------------
                                                                        593,587
                                                                   ------------
TELECOMMUNICATION SERVICES -- 0.6%
         790   Alaska Communications Systems Group, Inc. ........          9,433
         854   Cbeyond, Inc.+ ...................................         13,681
       2,056   Centennial Communications Corp.+ .................         14,371
       1,696   Cogent Communications Group, Inc.+(a) ............         22,726
         305   Consolidated Communications Holdings, Inc. .......          4,541
         304   Global Crossing, Ltd.+ ...........................          5,454
         172   Hungarian Telephone & Cable Corp.+ ...............          3,137
       1,192   ICO Global Communications Holdings, Ltd.+(a) .....          3,886
         140   Iowa Telecommunications Services, Inc. ...........          2,465
         199   iPCS, Inc.+ ......................................          5,896
       1,065   NTELOS Holdings Corp. ............................         27,019
       3,308   PAETEC Holding Corp.+ ............................         21,006
       1,891   Premiere Global Services, Inc.+ ..................         27,571
         164   Rural Cellular Corp., Class A+(a) ................          7,300
         757   Shenandoah Telecommunications Co.(a) .............          9,856
         875   Syniverse Holdings, Inc.+ ........................         14,175


                       See Notes to Financial Statements.

                                       36


--------------------------------------------------------------------------------

WILSHIRE VARIABLE INSURANCE TRUST
SMALL CAP GROWTH FUND                                      JUNE 30, 2008  [LOGO]
SCHEDULE OF INVESTMENTS - (CONTINUED)                        (UNAUDITED)

--------------------------------------------------------------------------------


   Shares                                                              Value
------------                                                       ------------
TELECOMMUNICATION SERVICES (CONTINUED)
         620   TerreStar Corp.+ .................................   $      2,468
       4,609   tw telecom, Inc.+ ................................         73,883
       1,079   Virgin Mobile USA, Inc., Class A+ ................          2,967
       1,539   Vonage Holdings Corp.+(a) ........................          2,555
                                                                   ------------
                                                                        274,390
                                                                   ------------
UTILITIES -- 0.3%
         426   Cadiz, Inc.+(a) ..................................          6,867
         520   Consolidated Water Co., Inc.(a) ..................         10,297
         102   EnergySouth, Inc.(a) .............................          5,004
       1,763   ITC Holdings Corp. ...............................         90,107
         640   Ormat Technologies, Inc. .........................         31,475
          31   SJW Corp. ........................................            818
         400   Synthesis Energy Systems, Inc.+ ..................          3,600
       2,210   U.S. Geothermal, Inc.+ ...........................          6,498
                                                                   ------------
                                                                        154,666
                                                                   ------------
Total Common Stock (Cost $45,446,176)                                46,547,424
                                                                   ------------
EXCHANGE TRADED FUND -- 2.2%
      13,892   iShares Russell 2000 Growth Index Fund
               (Cost $1,078,563) ................................      1,058,015
                                                                   ------------
WARRANTS -- 0.0%
         125   Pegasus Wireless Corp., Expires 11/10+
               (Cost $--) .......................................             13
                                                                   ------------

MONEY MARKET FUND -- 27.0%
  13,161,733   PNC Institutional Money Market Trust,
               2.730%(b)(c)
               (Cost $13,161,733) ...............................     13,161,733
                                                                   ------------

Total Investments -- 124.5%
(Cost $59,686,472)                                                   60,767,185
Other Assets & Liabilities, Net -- (24.5)%                          (11,968,414)
                                                                   ------------
NET ASSETS -- 100.0%                                               $ 48,798,771
                                                                   ============


----------
      ADR - American Depositary Receipt

  +   Non-income producing security.

(a)   All or a portion of this security is on loan.

(b)   Investment purchased with proceeds from collateral received from securities on loan.

(c)   The rate shown is the 7-day effective yield as of June 30, 2008.

                       See Notes to Financial Statements.

                                       37


--------------------------------------------------------------------------------

WILSHIRE VARIABLE INSURANCE TRUST
INTERNATIONAL EQUITY FUND                                  JUNE 30, 2008  [LOGO]
SCHEDULE OF INVESTMENTS                                      (UNAUDITED)

--------------------------------------------------------------------------------


   Shares                                                              Value
------------                                                       ------------
COMMON STOCK -- 93.7%

AUSTRALIA -- 3.4%
         840   AGL Energy, Ltd. .................................   $     11,527
       3,580   Alumina, Ltd. ....................................         16,194
       3,220   AMP, Ltd. ........................................         20,617
       1,749   Aristocrat Leisure, Ltd. .........................         10,746
       2,280   Asciano Group ....................................          7,604
       4,176   Australia & New Zealand Banking Group, Ltd. ......         74,765
       6,301   BHP Billiton, Ltd. ...............................        268,370
       2,640   BlueScope Steel, Ltd. ............................         28,657
       2,590   Brambles, Ltd. ...................................         21,752
       2,663   Commonwealth Bank of Australia ...................        102,328
       1,000   CSL, Ltd. ........................................         34,274
       3,120   Fortescue Metals Group, Ltd.+ ....................         35,441
       4,120   Foster's Group, Ltd. .............................         19,999
       2,970   Goodman Group ....................................          8,820
       5,000   GPT Group ........................................         10,667
       6,870   Insurance Australia Group, Ltd. ..................         22,688
         308   Leighton Holdings, Ltd. ..........................         14,844
         528   Macquarie Group, Ltd. ............................         24,530
       5,570   Macquarie Infrastructure Group ...................         12,364
       3,409   National Australia Bank, Ltd. ....................         86,364
       1,329   Newcrest Mining, Ltd. ............................         37,502
       1,080   Orica, Ltd. ......................................         30,293
       2,260   Origin Energy, Ltd. ..............................         34,808
       1,610   QBE Insurance Group, Ltd. ........................         34,191
         620   Rio Tinto, Ltd. ..................................         80,823
       3,490   Stockland ........................................         18,003
       1,600   Suncorp-Metway, Ltd. .............................         19,961
       2,150   TABCORP Holdings, Ltd. ...........................         20,195
       8,000   Telstra Corp., Ltd. ..............................         32,492
       1,550   Toll Holdings, Ltd. ..............................          8,970
       2,602   Transurban Group .................................         10,494
       2,326   Wesfarmers, Ltd. .................................         83,040
         754   Wesfarmers, Ltd. PPS .............................         27,164
       3,555   Westfield Group ..................................         55,387
      17,120   Westpac Banking Corp. ............................        327,546
         970   Woodside Petroleum, Ltd. .........................         62,974
       2,227   Woolworths, Ltd. .................................         52,128
         383   WorleyParsons, Ltd. ..............................         13,878
                                                                   ------------
                                                                      1,782,400
                                                                   ------------
AUSTRIA -- 1.5%
         570   Erste Bank der Oesterreichischen
               Sparkassen AG ....................................         35,260
         800   Meinl European Land, Ltd.+ .......................          8,977
       4,360   OMV AG ...........................................        340,345
         790   Telekom Austria AG ...............................         17,096
       5,600   Vienna Insurance Group ...........................        369,521
                                                                   ------------
                                                                        771,199
                                                                   ------------
BELGIUM -- 0.7%
         280   Belgacom SA ......................................         12,003
         197   Delhaize Group ...................................         13,242
       1,390   Dexia SA .........................................         22,065



   Shares                                                              Value
------------                                                       ------------
BELGIUM (CONTINUED)
       4,495   Fortis ...........................................   $     71,342
         341   Groupe Bruxelles Lambert SA ......................         40,384
         390   InBev NV .........................................         26,957
         400   KBC Groep NV .....................................         44,112
         100   Solvay SA ........................................         13,004
       3,800   UCB SA ...........................................        139,763
                                                                   ------------
                                                                        382,872
                                                                   ------------
BERMUDA -- 0.0%
         736   Seadrill, Ltd. ...................................         22,491
                                                                   ------------
CANADA -- 5.1%
       3,600   Canadian Pacific Railway, Ltd. ...................        239,011
       2,800   Canadian Tire Corp., Ltd., Class A ...............        145,258
      11,600   CGI Group, Inc., Class A+ ........................        115,579
       4,000   EnCana Corp. .....................................        366,225
       9,300   Nexen, Inc. ......................................        370,834
       5,300   Petro-Canada .....................................        296,835
       2,600   Potash Corp. of Saskatchewan .....................        603,199
       4,000   Rogers Communications, Inc., Class B .............        155,183
       3,900   Royal Bank of Canada .............................        175,284
       3,600   Shoppers Drug Mart Corp. .........................        197,317
                                                                   ------------
                                                                      2,664,725
                                                                   ------------
CHINA -- 0.4%
      93,577   Bank of Communications Co., Ltd., Class H ........        109,324
     137,500   China Construction Bank Corp., Class H ...........        110,491
       7,327   Foxconn International Holdings, Ltd.+ ............          7,037
                                                                   ------------
                                                                        226,852
                                                                   ------------
DENMARK -- 0.7%
           3   A P Moller - Maersk A/S ..........................         36,536
       1,669   Danske Bank A/S ..................................         47,880
         700   DSV A/S ..........................................         16,748
       5,800   H Lundbeck A/S ...................................        131,688
         250   Jyske Bank A/S+ ..................................         14,854
         800   Novo-Nordisk A/S, Class B ........................         52,708
         125   Novozymes A/S, Class B ...........................         11,226
         350   Vestas Wind Systems A/S+ .........................         45,667
                                                                   ------------
                                                                        357,307
                                                                   ------------
FINLAND -- 0.9%
       1,070   Fortum Oyj .......................................         54,189
      15,415   Nokia Oyj ........................................        377,611
       1,060   Sampo Oyj, Class A ...............................         26,642
       1,450   Stora Enso Oyj, Class R ..........................         13,499
       1,310   UPM-Kymmene Oyj ..................................         21,296
                                                                   ------------
                                                                        493,237
                                                                   ------------
FRANCE -- 8.7%
         370   Accor SA .........................................         24,579
         517   Air Liquide ......................................         68,160


                       See Notes to Financial Statements.

                                       38


--------------------------------------------------------------------------------

WILSHIRE VARIABLE INSURANCE TRUST
INTERNATIONAL EQUITY FUND                                  JUNE 30, 2008  [LOGO]
SCHEDULE OF INVESTMENTS - (CONTINUED)                        (UNAUDITED)

--------------------------------------------------------------------------------


   Shares                                                              Value
------------                                                       ------------
FRANCE (CONTINUED)
       4,580   Alcatel-Lucent ...................................   $     27,574
         220   Alstom SA ........................................         50,441
       2,840   AXA SA ...........................................         83,708
       3,541   BNP Paribas ......................................        317,247
       5,750   Bouygues .........................................        379,078
         290   Capital Gemini SA ................................         17,046
       1,369   Carrefour SA .....................................         77,197
       5,150   Christian Dior SA ................................        527,724
         560   Cie de Saint-Gobain ..............................         34,952
         295   Cie Generale de Geophysique-Veritas+ .............         13,927
         440   Cie Generale d'Optique Essilor
               International SA .................................         26,846
         180   CNP Assurances ...................................         20,264
         527   Compagnie Generale des Etablissements
               Michelin, Class B ................................         37,592
       1,610   Credit Agricole SA ...............................         32,625
         362   Electricite de France ............................         34,322
      13,070   France Telecom SA ................................        383,672
         590   Gaz de France SA .................................         37,797
         950   Groupe Danone ....................................         66,479
         350   Lafarge SA .......................................         53,544
         330   Lagardere SCA ....................................         18,755
         490   L'Oreal SA .......................................         53,225
         509   LVMH Moet Hennessy Louis Vuitton SA ..............         53,049
          40   Neopost SA .......................................          4,224
         280   Pernod-Ricard SA .................................         28,718
         270   Peugeot SA .......................................         14,537
         200   PPR ..............................................         22,095
         520   Publicis Groupe ..................................         16,782
         380   Renault SA .......................................         31,090
       1,739   Sanofi-Aventis SA ................................        115,688
       2,280   Schneider Electric SA ............................        245,751
         820   Societe Generale .................................         70,593
         230   Sodexo ...........................................         15,037
       7,801   Suez SA ..........................................        529,810
         310   Technip SA .......................................         28,503
       3,991   Total SA .........................................        340,237
         133   Unibail-Rodamco^ .................................         30,705
         104   Unibail-Rodamco^ .................................         24,067
         135   Vallourec ........................................         47,161
       3,767   Veolia Environnement .............................        209,880
         770   Vinci SA .........................................         46,983
       7,931   Vivendi ..........................................        300,247
                                                                   ------------
                                                                      4,561,911
                                                                   ------------
GERMANY -- 6.6%
       4,400   Adidas AG ........................................        277,035
         797   Allianz SE .......................................        140,042
       6,800   Altana AG ........................................        116,706
       1,956   BASF SE ..........................................        134,707
       1,314   Bayer AG .........................................        110,368
       1,250   Commerzbank AG ...................................         36,934
         430   Continental AG ...................................         44,053



   Shares                                                              Value
------------                                                       ------------
GERMANY (CONTINUED)
       1,677   Daimler AG .......................................   $    103,518
       1,037   Deutsche Bank AG .................................         89,344
         350   Deutsche Boerse AG ...............................         39,270
       1,941   Deutsche Post AG .................................         50,636
       5,210   Deutsche Telekom AG ..............................         85,184
       1,146   E.ON AG ..........................................        230,779
         595   Fresenius Medical Care AG & Co. KGaA .............         32,764
       6,000   Hannover Rueckversicherung AG ....................        295,960
         454   Hypo Real Estate Holding AG ......................         12,721
       1,890   Infineon Technologies AG+ ........................         16,330
         260   Linde AG .........................................         36,451
       1,650   MAN AG ...........................................        182,806
         106   Merck KGaA .......................................         15,052
         310   Metro AG .........................................         19,754
         331   Muenchener Rueckversicherungs AG .................         57,935
         120   Q-Cells AG+ ......................................         12,144
       3,740   RWE AG ...........................................        471,800
       1,580   SAP AG ...........................................         82,593
       3,600   SGL Carbon AG+ ...................................        251,929
       1,560   Siemens AG .......................................        172,747
         280   Solarworld AG ....................................         13,292
         720   ThyssenKrupp AG ..................................         45,120
         310   Volkswagen AG ....................................         89,346
       2,800   Wincor Nixdorf AG ................................        194,398
                                                                   ------------
                                                                      3,461,718
                                                                   ------------
GREECE -- 0.3%
       1,070   Alpha Bank AE ....................................         32,153
         810   EFG Eurobank Ergasias SA .........................         19,116
         680   Hellenic Telecommunications Organization SA ......         16,875
         876   National Bank of Greece SA .......................         39,443
         500   OPAP SA ..........................................         17,398
         445   Piraeus Bank SA ..................................         12,089
                                                                   ------------
                                                                        137,074
                                                                   ------------
HONG KONG -- 2.1%
       4,400   Bank of East Asia, Ltd. ..........................         23,860
      11,600   BOC Hong Kong Holdings, Ltd. .....................         30,679
     153,551   Chaoda Modern Agriculture ........................        193,146
       3,200   Cheung Kong Holdings, Ltd. .......................         43,032
      44,800   Cheung Kong Infrastructure Holdings, Ltd. ........        189,436
      13,000   China Mobile, Ltd. ...............................        173,974
       5,100   CLP Holdings, Ltd. ...............................         43,670
      79,800   CNOOC, Ltd. ......................................        138,415
       2,000   Esprit Holdings, Ltd. ............................         20,817
       3,801   Hang Lung Properties, Ltd. .......................         12,158
       2,100   Hang Seng Bank, Ltd. .............................         44,254
      11,330   Hong Kong & China Gas Co., Ltd. ..................         27,175
       2,100   Hong Kong Exchanges and Clearing, Ltd. ...........         30,505
       3,100   HongKong Electric Holdings .......................         18,526
       5,100   Hutchison Whampoa, Ltd. ..........................         51,573


                       See Notes to Financial Statements.

                                       39


--------------------------------------------------------------------------------

WILSHIRE VARIABLE INSURANCE TRUST
INTERNATIONAL EQUITY FUND                                  JUNE 30, 2008  [LOGO]
SCHEDULE OF INVESTMENTS - (CONTINUED)                        (UNAUDITED)

--------------------------------------------------------------------------------


   Shares                                                              Value
------------                                                       ------------
HONG KONG (CONTINUED)
       4,129   Li & Fung, Ltd. ..................................   $     12,417
       4,775   New World Development, Ltd. ......................          9,700
       2,900   Sun Hung Kai Properties, Ltd. ....................         39,261
       2,400   Swire Pacific, Ltd., Class A .....................         24,661
                                                                   ------------
                                                                      1,127,259
                                                                   ------------
INDONESIA -- 0.4%
     137,000   Gudang Garam TbK PT ..............................         95,967
      55,600   PT Astra International TbK .......................        116,567
                                                                   ------------
                                                                        212,534
                                                                   ------------
IRELAND -- 0.2%
       1,500   Allied Irish Banks PLC ...........................         23,121
       3,728   Bank of Ireland ..................................         32,464
       1,036   CRH PLC ..........................................         30,152
         770   Elan Corp. PLC+ ..................................         27,236
       2,400   Experian Group, Ltd. .............................         17,737
                                                                   ------------
                                                                        130,710
                                                                   ------------
ISRAEL -- 0.2%
      25,875   Bank Hapoalim BM .................................        113,945
                                                                   ------------
ITALY -- 1.5%
       2,305   Assicurazioni Generali SpA .......................         88,220
         690   Atlantia SpA .....................................         20,825
       4,660   Banca Monte dei Paschi di Siena SpA ..............         13,110
       1,530   Banco Popolare Scarl .............................         26,985
       8,800   Enel SpA .........................................         83,500
       4,906   ENI SpA ..........................................        182,687
       1,510   Fiat SpA .........................................         24,652
       1,090   Finmeccanica SpA .................................         28,484
      13,484   Intesa Sanpaolo SpA ..............................         76,720
       2,180   Intesa Sanpaolo SpA, RNC .........................         11,222
       2,310   Mediaset SpA .....................................         15,184
       1,310   Mediobanca SpA ...................................         22,132
       2,740   Snam Rete Gas SpA ................................         18,700
      19,710   Telecom Italia SpA ...............................         39,469
      13,120   Telecom Italia SpA, RNC ..........................         21,152
      19,151   UniCredit SpA ....................................        116,658
       1,132   Unione di Banche Italiane SCPA ...................         26,461
                                                                   ------------
                                                                        816,161
                                                                   ------------
JAPAN -- 17.2%
         150   Acom Co., Ltd. ...................................          4,659
         300   Advantest Corp. ..................................          6,336
       1,600   Aeon Co., Ltd. ...................................         19,709
         150   Aiful Corp. ......................................          1,734
       8,600   Aisin Seiki Co., Ltd. ............................        280,746
       1,800   Ajinomoto Co., Inc. ..............................         17,002
       1,100   Amada Co., Ltd. ..................................          8,652
      20,900   Asahi Breweries, Ltd. ............................        390,516
       2,200   Asahi Glass Co., Ltd. ............................         26,651
       3,600   Asahi Kasei Corp. ................................         18,892
         900   Astellas Pharma, Inc. ............................         38,232
       2,100   Bank of Yokohama, Ltd. (The) .....................         14,485



   Shares                                                              Value
------------                                                       ------------
JAPAN (CONTINUED)
       1,400   Bridgestone Corp. ................................   $     21,307
      19,200   Brother Industries, Ltd. .........................        264,461
       1,800   Canon, Inc. ......................................         92,268
          21   Central Japan Railway Co. ........................        231,268
       1,400   Chiba Bank, Ltd. (The) ...........................          9,835
       1,200   Chubu Electric Power Co., Inc. ...................         29,254
         500   Chugai Pharmaceutical Co., Ltd. ..................          8,011
       1,900   Chuo Mitsui Trust Holdings, Inc. .................         11,279
         300   Credit Saison Co., Ltd. ..........................          6,289
       2,100   Dai Nippon Printing Co., Ltd. ....................         30,942
      18,983   Daihatsu Motor Co., Ltd. .........................        217,075
       1,400   Daiichi Sankyo Co., Ltd. .........................         38,495
         600   Daikin Industries, Ltd. ..........................         30,222
         200   Daito Trust Construction Co., Ltd. ...............          9,687
       1,900   Daiwa House Industry Co., Ltd. ...................         17,744
       2,900   Daiwa Securities Group, Inc. .....................         26,540
       1,200   Denso Corp. ......................................         41,075
           5   Dentsu, Inc. .....................................         10,616
           6   East Japan Railway Co. ...........................         48,836
         500   Eisai Co., Ltd. ..................................         17,637
         200   Electric Power Development Co., Ltd. .............          7,414
         400   Fanuc, Ltd. ......................................         38,975
       1,000   FUJIFILM Holdings Corp. ..........................         34,240
       4,600   Fujitsu, Ltd. ....................................         34,013
       1,900   Fukuoka Financial Group, Inc. ....................          8,592
       3,802   Hankyu Hanshin Holdings, Inc. ....................         15,956
         100   Hirose Electric Co., Ltd. ........................         10,022
       8,000   Hitachi, Ltd. ....................................         57,536
       1,400   Hokkaido Electric Power Co., Inc. ................         28,461
       1,600   Hokuhoku Financial Group, Inc. ...................          4,633
       2,900   Honda Motor Co., Ltd. ............................         98,668
         900   HOYA Corp. .......................................         20,857
         200   Ibiden Co., Ltd. .................................          7,236
           5   Inpex Holdings, Inc. .............................         63,341
      39,700   ITOCHU Corp. .....................................        421,405
       1,164   Japan Steel Works, Ltd. (The) ....................         22,774
           8   Japan Tobacco, Inc. ..............................         34,047
       1,200   JFE Holdings, Inc. ...............................         60,320
       2,000   Joyo Bank, Ltd. (The) ............................          9,744
         700   JS Group Corp. ...................................         11,150
       1,200   JTEKT Corp. ......................................         18,988
       4,300   Kajima Corp. .....................................         14,991
      28,200   Kaneka Corp. .....................................        192,367
       1,700   Kansai Electric Power Co., Inc. (The) ............         39,768
       1,000   Kao Corp. ........................................         26,194
      16,000   Kawasaki Kisen Kaisha Ltd. .......................        151,128
           4   KDDI Corp. .......................................         24,764
       3,900   Keio Corp. .......................................         19,750
         100   Keyence Corp. ....................................         23,780
       5,300   Kintetsu Corp. ...................................         16,612
       1,900   Kirin Holdings Co., Ltd. .........................         29,588
       6,100   Kobe Steel, Ltd. .................................         17,421
       1,800   Komatsu, Ltd. ....................................         50,052
      15,100   Konica Minolta Holdings, Inc. ....................        255,617


                       See Notes to Financial Statements.

                                       40


--------------------------------------------------------------------------------

WILSHIRE VARIABLE INSURANCE TRUST
INTERNATIONAL EQUITY FUND                                  JUNE 30, 2008  [LOGO]
SCHEDULE OF INVESTMENTS - (CONTINUED)                        (UNAUDITED)

--------------------------------------------------------------------------------


   Shares                                                              Value
------------                                                       ------------
JAPAN (CONTINUED)
       3,300   Kubota Corp. .....................................   $     23,666
       1,000   Kuraray Co., Ltd. ................................         11,952
         300   Kyocera Corp. ....................................         28,170
         700   Kyushu Electric Power Co., Inc. ..................         14,626
       4,200   Marubeni Corp. ...................................         35,019
         900   Marui Group Co., Ltd. ............................          7,005
      17,000   Matsushita Electric Industrial Co., Ltd. .........        364,564
       1,300   Mitsubishi Chemical Holdings Corp. ...............          7,544
       2,600   Mitsubishi Corp. .................................         85,550
      29,200   Mitsubishi Electric Corp. ........................        315,796
       2,200   Mitsubishi Estate Co., Ltd. ......................         50,229
       1,400   Mitsubishi Gas Chemical Co., Inc. ................         10,080
       6,000   Mitsubishi Heavy Industries, Ltd. ................         28,732
       4,600   Mitsubishi Materials Corp. .......................         19,630
      48,700   Mitsubishi UFJ Financial Group, Inc. .............        428,702
       3,400   Mitsui & Co., Ltd. ...............................         75,064
       1,600   Mitsui Fudosan Co., Ltd. .........................         34,108
       2,700   Mitsui OSK Lines, Ltd. ...........................         38,778
         750   Mitsui Sumitomo Insurance Group Holdings, Inc. ...         25,808
          17   Mizuho Financial Group, Inc. .....................         78,722
         500   Murata Manufacturing Co., Ltd. ...................         23,717
       5,700   NEC Corp. ........................................         29,934
         300   Nidec Corp. ......................................         19,936
         800   Nikon Corp. ......................................         23,251
         200   Nintendo Co., Ltd. ...............................        112,560
       1,056   Nippon Electric Glass Co., Ltd. ..................         18,305
       2,100   Nippon Express Co., Ltd. .........................         10,047
       2,400   Nippon Mining Holdings, Inc. .....................         15,064
       2,300   Nippon Oil Corp. .................................         15,479
      10,400   Nippon Steel Corp. ...............................         56,183
           9   Nippon Telegraph & Telephone Corp. ...............         43,868
       2,800   Nippon Yusen KK ..................................         26,868
       5,200   Nissan Motor Co., Ltd. ...........................         42,809
         400   Nitto Denko Corp. ................................         15,324
       3,500   Nomura Holdings, Inc. ............................         51,703
       2,100   NSK, Ltd. ........................................         18,421
           3   NTT Data Corp. ...................................         11,703
          27   NTT DoCoMo, Inc. .................................         39,596
       3,100   Obayashi Corp. ...................................         14,018
         400   Olympus Corp. ....................................         13,556
         500   Omron Corp. ......................................         10,794
         200   Oriental Land Co., Ltd. ..........................         11,949
         180   ORIX Corp. .......................................         26,011
       4,800   Osaka Gas Co., Ltd. ..............................         17,607
         200   Promise Co., Ltd. ................................          5,584
          11   Resona Holdings, Inc. ............................         16,845
      14,700   Ricoh Co., Ltd. ..................................        266,073
         200   Rohm Co., Ltd. ...................................         11,476
       2,900   Sankyo Co., Ltd. .................................        188,917
       5,600   Santen Pharmaceutical Co., Ltd. ..................        140,705
         500   Secom Co., Ltd. ..................................         24,344
         400   Sega Sammy Holdings, Inc. ........................          3,497



   Shares                                                              Value
------------                                                       ------------
JAPAN (CONTINUED)
         300   Seiko Epson Corp. ................................   $      8,228
       2,000   Sekisui Chemical Co., Ltd. .......................         13,642
       1,700   Sekisui House Ltd. ...............................         15,837
       1,500   Seven & I Holdings Co., Ltd. .....................         42,884
       1,900   Sharp Corp. ......................................         31,002
         700   Shin-Etsu Chemical Co., Ltd. .....................         43,196
       1,300   Shinsei Bank, Ltd. ...............................          4,439
         700   Shiseido Co., Ltd. ...............................         16,044
       1,100   Shizuoka Bank, Ltd. (The) ........................         11,253
       2,800   Showa Denko KK ...................................          7,422
         200   SMC Corp. ........................................         21,955
       1,300   Softbank Corp. ...................................         21,876
       4,544   Sojitz Corp. .....................................         15,256
       1,900   Sompo Japan Insurance, Inc. ......................         17,819
       1,800   Sony Corp. .......................................         77,337
       3,200   Sumitomo Chemical Co., Ltd. ......................         20,120
      25,300   Sumitomo Corp. ...................................        331,655
       1,900   Sumitomo Electric Industries, Ltd. ...............         24,198
       1,800   Sumitomo Heavy Industries, Ltd. ..................         12,156
       7,600   Sumitomo Metal Industries, Ltd. ..................         33,353
       1,300   Sumitomo Metal Mining Co., Ltd. ..................         19,789
          12   Sumitomo Mitsui Financial Group, Inc. ............         90,025
         900   Sumitomo Realty & Development Co., Ltd. ..........         17,830
       2,600   Sumitomo Trust & Banking Co., Ltd. (The) .........         18,119
         300   T&D Holdings, Inc. ...............................         18,500
       1,300   Takashimaya Co., Ltd. ............................         11,808
       1,400   Takeda Pharmaceutical Co., Ltd. ..................         70,998
         250   Takefuji Corp. ...................................          3,467
         200   TDK Corp. ........................................         11,992
       3,100   Teijin, Ltd. .....................................         10,611
         400   Terumo Corp. .....................................         20,382
       2,500   Tobu Railway Co., Ltd. ...........................         11,856
         900   Tohoku Electric Power Co., Inc. ..................         19,590
       2,200   Tokyo Electric Power Co., Inc. (The) .............         56,532
         300   Tokyo Electron, Ltd. .............................         17,251
       3,500   Tokyo Gas Co., Ltd. ..............................         14,082
       8,100   Tokyo Marine Holdings, Inc. ......................        315,276
       3,000   Tokyu Corp. ......................................         15,547
       2,100   Toppan Printing Co., Ltd. ........................         23,089
       2,700   Toray Industries, Inc. ...........................         14,503
       6,000   Toshiba Corp. ....................................         44,114
       8,900   Toyo Suisan Kaisha, Ltd. .........................        200,820
         500   Toyota Industries Corp. ..........................         15,915
       5,100   Toyota Motor Corp. ...............................        239,894
         500   Toyota Tsusho Corp. ..............................         11,760
           4   West Japan Railway Co. ...........................         19,647
          34   Yahoo! Japan Corp. ...............................         13,036
         190   Yamada Denki Co., Ltd. ...........................         13,507
         600   Yamaha Motor Co., Ltd. ...........................         11,199
       1,200   Yamato Holdings Co., Ltd. ........................         16,799
                                                                   ------------
                                                                      9,008,358
                                                                   ------------


                       See Notes to Financial Statements.

                                       41


--------------------------------------------------------------------------------

WILSHIRE VARIABLE INSURANCE TRUST
INTERNATIONAL EQUITY FUND                                  JUNE 30, 2008  [LOGO]
SCHEDULE OF INVESTMENTS - (CONTINUED)                        (UNAUDITED)

--------------------------------------------------------------------------------


   Shares                                                              Value
------------                                                       ------------
LUXEMBOURG -- 0.9%
       1,645   ArcelorMittal^ ...................................   $    162,383
       3,000   ArcelorMittal^ ...................................        296,142
                                                                   ------------
                                                                        458,525
                                                                   ------------
MALAYSIA -- 1.9%
     106,000   Hong Leong Bank BHD ..............................        190,043
      52,500   Petronas Dagangan BHD ............................        119,780
      78,800   RHB Capital BHD ..................................        101,953
      46,500   Tanjong PLC ......................................        195,192
      43,300   Telekom Malaysia BHD .............................         42,209
      43,300   TM International BHD+ ............................         81,595
     446,680   YTL Power International BHD ......................        251,051
                                                                   ------------
                                                                        981,823
                                                                   ------------
MEXICO -- 1.4%
     165,000   America Movil SAB de CV, Series L ................        435,654
       4,200   Grupo Elektra SA de CV ...........................        154,551
       5,500   Industrias Penoles SAB de CV .....................        147,085
                                                                   ------------
                                                                        737,290
                                                                   ------------
NETHERLANDS -- 4.5%
       2,710   Aegon NV .........................................         35,801
         550   Akzo Nobel NV ....................................         37,654
         953   ASML Holding NV ..................................         23,211
         690   European Aeronautic Defence and Space Co. NV .....         12,950
       3,000   Fugro NV, CVA ....................................        255,800
         600   Heineken NV ......................................         30,497
          21   ING Groep NV, CVA^ ...............................            664
       3,400   ING Groep NV, CVA^ ...............................        107,333
       1,780   Koninklijke Ahold NV .............................         23,845
       5,430   Koninklijke DSM NV ...............................        317,511
       3,640   Koninklijke KPN NV ...............................         62,227
      10,040   Koninklijke Philips Electronics NV ...............        339,034
       1,203   Reed Elsevier NV .................................         20,179
       6,200   Royal Dutch Shell PLC, Class A ...................        254,475
      16,998   Royal Dutch Shell PLC, Class B ...................        683,158
         900   TNT NV ...........................................         30,570
       3,190   Unilever NV ......................................         90,464
         660   Wolters Kluwer NV ................................         15,310
                                                                   ------------
                                                                      2,340,683
                                                                   ------------
NEW ZEALAND -- 0.0%
       7,042   Telecom Corp. of New Zealand, Ltd. ...............         19,105
                                                                   ------------
NORWAY -- 2.0%
      33,100   DnB NOR ASA ......................................        419,605
       2,200   Norsk Hydro ASA ..................................         32,026
       2,150   Orkla ASA ........................................         27,509
         593   Petroleum Geo-Services ASA+ ......................         14,486
       2,845   StatoilHydro ASA .................................        106,215
       1,700   Telenor ASA ......................................         31,860
       4,800   Yara International ASA ...........................        423,396
                                                                   ------------
                                                                      1,055,097
                                                                   ------------



   Shares                                                              Value
------------                                                       ------------
PHILIPPINES -- 0.2%
       3,200   Globe Telecom, Inc. ..............................   $     84,028
                                                                   ------------
PORTUGAL -- 0.1%
       3,730   Banco Comercial Portugues SA, Class R ............          8,031
       1,620   BRISA ............................................         18,667
       4,750   Energias de Portugal SA ..........................         24,763
       1,970   Portugal Telecom SGPS SA .........................         22,204
         446   Zon Multimedia Servicos de
               Telecomunicacoes e Multimedia SGPS SA ............          3,691
                                                                   ------------
                                                                         77,356
                                                                   ------------
RUSSIA -- 1.7%
       8,100   Gazprom OAO ADR ..................................        469,800
       2,700   Tatneft GDR ......................................        406,350
                                                                   ------------
                                                                        876,150
                                                                   ------------
SINGAPORE -- 1.9%
       3,000   DBS Group Holdings, Ltd. .........................         41,678
       9,800   Jardine Cycle & Carriage, Ltd. ...................        122,694
       1,908   Keppel Corp., Ltd. ...............................         15,732
       6,000   Oversea-Chinese Banking Corp. ....................         36,087
       2,500   Singapore Airlines, Ltd. .........................         27,057
      73,200   Singapore Telecommunications, Ltd. ...............        195,352
      39,200   United Overseas Bank, Ltd. .......................        538,174
                                                                   ------------
                                                                        976,774
                                                                   ------------
SOUTH AFRICA -- 2.3%
       6,000   African Rainbow Minerals, Ltd. ...................        214,477
         950   Anglo Platinum, Ltd. .............................        158,281
       6,000   ArcelorMittal South Africa, Ltd., Series L .......        170,749
       6,700   MTN Group, Ltd. ..................................        105,941
      18,000   Remgro, Ltd. .....................................        431,772
       1,900   Sasol, Ltd. ......................................        111,973
                                                                   ------------
                                                                      1,193,193
                                                                   ------------
SOUTH KOREA -- 0.5%
       1,000   POSCO ADR ........................................        129,780
       5,250   SK Telecom Co., Ltd. ADR .........................        109,043
                                                                   ------------
                                                                        238,823
                                                                   ------------
SPAIN -- 4.2%
         580   Abertis Infraestructuras SA ......................         13,692
          51   Acciona SA .......................................         12,032
         490   ACS Actividades de Construccion y Servicios SA ...         24,471
       6,776   Banco Bilbao Vizcaya Argentaria SA ...............        129,075
       1,820   Banco Popular Espanol SA .........................         25,148
      34,427   Banco Santander SA ...............................        628,162
         880   Cintra Concesiones de Infraestructuras
               de Transporte SA .................................          9,806
         210   Fomento de Construcciones y Contratas SA .........         12,398


                       See Notes to Financial Statements.

                                       42


--------------------------------------------------------------------------------

WILSHIRE VARIABLE INSURANCE TRUST
INTERNATIONAL EQUITY FUND                                  JUNE 30, 2008  [LOGO]
SCHEDULE OF INVESTMENTS - (CONTINUED)                        (UNAUDITED)

--------------------------------------------------------------------------------


   Shares                                                              Value
------------                                                       ------------
SPAIN (CONTINUED)
         371   Gamesa Corp. Tecnologica SA ......................   $     18,210
         170   Grupo Ferrovial SA ...............................         10,499
       1,708   Iberdrola SA^ ....................................         29,428
       6,436   Iberdrola SA^ ....................................         86,034
         380   Inditex SA .......................................         17,468
      57,000   Mapfre SA ........................................        271,578
      18,740   Repsol YPF SA ....................................        737,338
       7,683   Telefonica SA ....................................        203,054
                                                                   ------------
                                                                      2,228,393
                                                                   ------------
SWEDEN -- 2.4%
         800   Assa Abloy AB, Class B ...........................         11,562
      14,400   Atlas Copco AB, Class A ..........................        211,681
       1,400   Atlas Copco AB, Class B ..........................         18,605
       4,100   Autoliv, Inc. SDR ................................        191,592
         600   Electrolux AB, Series B ..........................          7,614
       1,375   Hennes & Mauritz AB, Class B .....................         74,215
      24,100   Nordea Bank AB ...................................        329,948
      12,800   Sandvik AB .......................................        174,881
       1,000   Scania AB, Class B ...............................         13,685
       1,100   Securitas AB, Class B ............................         12,759
       1,200   Skandinaviska Enskilda Banken AB, Class A ........         22,086
       1,200   SKF AB, Class B ..................................         18,790
       1,500   Svenska Cellulosa AB, Class B ....................         21,121
       1,100   Svenska Handelsbanken AB, Class A ................         26,008
       5,589   Telefonaktiebolaget LM Ericsson, Class B .........         57,677
       4,100   TeliaSonera AB ...................................         30,209
       2,400   Volvo AB, Class B ................................         29,277
                                                                   ------------
                                                                      1,251,710
                                                                   ------------
SWITZERLAND -- 4.3%
       3,841   ABB, Ltd. ........................................        108,404
         371   Actelion, Ltd.+ ..................................         19,740
         340   Adecco SA ........................................         16,767
       1,100   Compagnie Financiere Richemont SA ................         60,748
       1,990   Credit Suisse Group AG ...........................         90,294
          90   Geberit AG .......................................         13,182
         450   Holcim, Ltd. .....................................         36,385
       3,000   Julius Baer Holding AG ...........................        200,792
       7,320   Nestle SA ........................................        329,955
         325   Nobel Biocare Holding AG .........................         10,562
      13,469   Novartis AG ......................................        738,593
       1,318   Roche Holding AG .................................        236,503
       1,470   STMicroelectronics NV ............................         15,166
          79   Swatch Group AG (The) ............................         19,575
          66   Swiss Life Holding ...............................         17,528
         764   Swiss Reinsurance ................................         50,554
         104   Swisscom AG ......................................         34,579
         240   Syngenta AG ......................................         77,669
         149   Synthes, Inc. ....................................         20,446



   Shares                                                              Value
------------                                                       ------------
SWITZERLAND (CONTINUED)
       5,481   UBS AG+ ..........................................   $    113,325
         260   Zurich Financial Services AG .....................         66,388
                                                                   ------------
                                                                      2,277,155
                                                                   ------------
TAIWAN -- 0.2%
       5,500   AU Optronics Corp. ADR ...........................         87,120
                                                                   ------------
THAILAND -- 0.3%
      33,000   PTT Chemical PCL .................................        103,434
      46,900   Thai Oil PCL .....................................         72,785
                                                                   ------------
                                                                        176,219
                                                                   ------------
UNITED KINGDOM -- 15.0%
       1,005   3i Group PLC .....................................         16,420
       7,507   Anglo American PLC ...............................        531,709
      13,323   AstraZeneca PLC ..................................        566,607
      29,540   Aviva PLC ........................................        292,702
       6,290   BAE Systems PLC ..................................         55,362
      11,894   Barclays PLC .....................................         68,858
       6,220   BG Group PLC .....................................        162,026
      14,424   BHP Billiton PLC .................................        554,011
      33,456   BP PLC ...........................................        388,122
      20,050   British American Tobacco PLC .....................        691,388
       1,541   British Energy Group PLC .........................         21,785
       1,069   British Land Co. PLC .............................         14,985
       2,330   British Sky Broadcasting Group PLC ...............         21,879
      36,340   BT Group PLC .....................................        144,446
       4,422   Cable & Wireless PLC .............................         13,242
       2,451   Cadbury PLC ......................................         30,758
       2,640   Capita Group PLC (The) ...........................         36,098
         400   Carnival PLC .....................................         12,707
       7,035   Centrica PLC .....................................         43,399
       3,980   Compass Group PLC ................................         29,902
       4,882   Diageo PLC .......................................         89,666
       1,400   Enterprise Inns PLC ..............................         11,298
       5,480   Friends Provident PLC ............................         11,091
       9,667   GlaxoSmithKline PLC ..............................        213,649
         490   Hammerson PLC ....................................          8,661
       8,757   HBOS PLC .........................................         48,185
       2,878   Home Retail Group PLC ............................         12,427
      20,775   HSBC Holdings PLC ................................        320,320
      16,410   Imperial Tobacco Group PLC .......................        610,758
         619   Intercontinental Hotels Group PLC ................          8,262
       3,260   International Power PLC ..........................         27,894
      11,440   ITV PLC ..........................................         10,127
         830   Johnson Matthey PLC ..............................         30,351
       4,950   Kingfisher PLC ...................................         11,045
       1,460   Ladbrokes PLC ....................................          7,415
         970   Land Securities Group PLC ........................         23,655
      13,730   Legal & General Group PLC ........................         27,241
      10,012   Lloyds TSB Group PLC .............................         61,359
         350   London Stock Exchange Group PLC ..................          5,396
       3,512   Man Group PLC ....................................         43,291
       2,730   Marks & Spencer Group PLC ........................         17,828


                       See Notes to Financial Statements.

                                       43


--------------------------------------------------------------------------------

WILSHIRE VARIABLE INSURANCE TRUST
INTERNATIONAL EQUITY FUND                                  JUNE 30, 2008  [LOGO]
SCHEDULE OF INVESTMENTS - (CONTINUED)                        (UNAUDITED)

--------------------------------------------------------------------------------


   Shares                                                              Value
------------                                                       ------------
UNITED KINGDOM (CONTINUED)
         885   Mondi PLC ........................................   $      5,191
       4,554   National Grid PLC ................................         59,679
         540   Next PLC .........................................         10,411
      12,240   Old Mutual PLC ...................................         22,417
       1,940   Pearson PLC ......................................         23,708
      39,059   Prudential PLC ...................................        413,702
         920   Punch Taverns PLC ................................          5,724
       1,200   Reckitt Benckiser Group PLC ......................         60,762
       1,930   Reed Elsevier PLC ................................         22,066
       4,640   Rentokil Initial PLC .............................          9,163
       1,680   Rexam PLC ........................................         12,944
       5,659   Rio Tinto PLC ....................................        693,834
       3,689   Rolls-Royce Group PLC ............................         25,048
      27,163   Royal Bank of Scotland Group PLC .................        120,136
       5,679   RSA Insurance Group PLC ..........................         14,124
       1,780   SABMiller PLC ....................................         40,758
       4,410   Sage Group PLC (The) .............................         18,259
       3,120   Sainsbury (J) PLC ................................         19,745
       1,550   Scottish & Southern Energy PLC ...................         43,254
         500   Severn Trent PLC .................................         12,770
       2,010   Smith & Nephew PLC ...............................         22,075
       1,276   Smiths Group PLC .................................         27,552
       8,556   Standard Chartered PLC ...........................        241,953
         950   Tate & Lyle PLC ..................................          7,509
      14,168   Tesco PLC ........................................        104,040
         411   Thomson Reuters PLC+ .............................         10,990
       1,221   Tullow Oil PLC ...................................         23,241
       2,529   Unilever PLC .....................................         71,948
       1,590   United Utilities PLC .............................         21,688
      91,328   Vodafone Group PLC ...............................        269,096
         625   Whitbread PLC ....................................         15,240
       1,820   William Hill PLC .................................         11,539
       6,449   WM Morrison Supermarkets PLC .....................         34,123
       1,570   Wolseley PLC .....................................         11,673
       2,730   WPP Group PLC ....................................         26,282
       1,250   Xstrata PLC ......................................         99,342
                                                                   ------------
                                                                      7,928,311
                                                                   ------------
Total Common Stock (Cost $47,494,343)                                49,258,508
                                                                   ------------
PREFERRED STOCK -- 3.6%

BRAZIL -- 2.9%
       5,300   Banco Bradesco SA ................................        107,845
      13,800   Cia Vale do Rio Doce .............................        410,186
      31,079   Investimentos Itau SA ............................        197,358
         279   Investimentos Itau SA ............................             --
       7,000   Metalurgica Gerdau SA, Class A ...................        225,794
      19,600   Petroleo Brasileiro SA ...........................        565,100
                                                                   ------------
                                                                      1,506,283
                                                                   ------------



   Shares                                                              Value
------------                                                       ------------
GERMANY -- 0.7%
       3,550   Fresenius SE .....................................   $    306,377
         550   Henkel AG & Co. KGaA .............................         21,841
         190   Porsche Automobil Holding SE .....................         29,207
         160   Volkswagen AG ....................................         23,060
                                                                   ------------
                                                                        380,485
                                                                   ------------
Total Preferred Stock (Cost $1,657,225)                               1,886,768
                                                                   ------------
EXCHANGE TRADED FUND -- 1.1%
       8,700   iShares MSCI EAFE Index Fund
               (Cost $660,759) ..................................        597,690
                                                                   ------------
RIGHTS -- 0.1%
       2,549   Barclays PLC, Expires 07/08+ .....................            439
       3,503   HBOS PLC Expires 07/08+ ..........................            750
                                                                   ------------
Total Rights (Cost $0)                                                    1,189
                                                                   ------------
WARRANTS -- 0.1%
     148,893   YTL Power International BHD,
                Expires 06/18+ (Cost $4,620) ....................         27,113
                                                                   ------------
Total Investments* -- 98.6%
(Cost $49,816,947)                                                   51,771,268
Other Assets & Liabilities, Net -- 1.4%                                 731,942
                                                                   ------------
NET ASSETS -- 100.0%                                               $ 52,503,210
                                                                   ============


----------
ADR - American Depositary Receipt
GDR - Global Depositary Receipt
SDR - Swedish Depositary Receipt

+     Non-income producing security.

^     Securities incorporated in the same country but traded on different exchanges.

*     All investments fair valued at June 30, 2008.

Amounts designated as "--" are either $0 or are rounded to $0.

                       See Notes to Financial Statements.

                                       44


--------------------------------------------------------------------------------

WILSHIRE VARIABLE INSURANCE TRUST
SOCIALLY RESPONSIBLE FUND                                  JUNE 30, 2008  [LOGO]
SCHEDULE OF INVESTMENTS                                      (UNAUDITED)

--------------------------------------------------------------------------------


   Shares                                                              Value
------------                                                       ------------
COMMON STOCK -- 97.6%

CONSUMER DISCRETIONARY -- 7.7%
       8,500   Autoliv, Inc. SDR ................................   $    396,270
       6,200   Black & Decker Corp. .............................        356,562
      13,300   Brunswick Corp. ..................................        140,980
      21,800   CBS Corp., Class B ...............................        424,882
       8,800   Centex Corp. .....................................        117,656
       8,300   Comcast Corp. Special Class A ....................        157,451
      10,400   Dollar Tree, Inc.+ ...............................        339,976
      15,500   Family Dollar Stores, Inc. .......................        309,070
      12,500   Gannett Co., Inc. ................................        270,875
      25,600   Gap, Inc. (The) ..................................        426,752
      20,800   General Motors Corp.(a) ..........................        239,200
      20,400   Jones Apparel Group, Inc. ........................        280,500
       8,900   KB Home(a) .......................................        150,677
      27,100   Lowe's Cos., Inc. ................................        562,325
      18,100   Macy's, Inc. .....................................        351,502
       6,700   McDonald's Corp. .................................        376,674
       8,500   Newell Rubbermaid, Inc. ..........................        142,715
       8,600   Office Depot, Inc.+ ..............................         94,084
                                                                   ------------
                                                                      5,138,151
                                                                   ------------
CONSUMER STAPLES -- 14.6%
       5,400   Coca-Cola Co. (The) ..............................        280,692
      10,900   Colgate-Palmolive Co. ............................        753,190
      24,200   ConAgra Foods, Inc. ..............................        466,576
      18,300   Del Monte Foods Co. ..............................        129,930
      11,800   General Mills, Inc. ..............................        717,086
      10,200   Kellogg Co. ......................................        489,804
       9,500   Kimberly-Clark Corp. .............................        567,910
      29,300   Kroger Co. (The) .................................        845,891
      11,900   Pepsi Bottling Group, Inc. .......................        332,248
      19,100   PepsiCo, Inc. ....................................      1,214,569
      28,600   Procter & Gamble Co. .............................      1,739,166
      20,600   Safeway, Inc. ....................................        588,130
      34,300   Sara Lee Corp. ...................................        420,175
      15,300   SUPERVALU, Inc. ..................................        472,617
      20,400   Tyson Foods, Inc., Class A .......................        304,776
       7,700   Wal-Mart Stores, Inc. ............................        432,740
                                                                   ------------
                                                                      9,755,500
                                                                   ------------
ENERGY -- 5.1%
       3,300   Apache Corp. .....................................        458,700
       2,800   Devon Energy Corp. ...............................        336,448
       3,100   ENSCO International, Inc. ........................        250,294
      16,100   Marathon Oil Corp. ...............................        835,107
      12,500   Occidental Petroleum Corp. .......................      1,123,250
       3,800   Schlumberger, Ltd. ...............................        408,234
                                                                   ------------
                                                                      3,412,033
                                                                   ------------
FINANCIALS -- 20.7%
      10,300   ACE, Ltd. ........................................        567,427
      12,500   Allstate Corp. (The) .............................        569,875
      25,000   American International Group, Inc. ...............        661,500
      41,700   Bank of America Corp. ............................        995,379



   Shares                                                              Value
------------                                                       ------------
FINANCIALS (CONTINUED)
       3,800   BB&T Corp.(a) ....................................   $     86,526
      11,100   Chubb Corp. ......................................        544,011
      47,200   Citigroup, Inc. ..................................        791,072
       9,700   Comerica, Inc. ...................................        248,611
      31,500   Discover Financial Services ......................        414,855
      21,400   Fannie Mae .......................................        417,514
      14,700   Fifth Third Bancorp(a) ...........................        149,646
      21,000   Freddie Mac ......................................        344,400
      17,900   Genworth Financial, Inc., Class A ................        318,799
         700   Goldman Sachs Group, Inc. (The) ..................        122,430
       6,800   Hartford Financial Services Group, Inc. ..........        439,076
      34,200   JPMorgan Chase & Co. .............................      1,173,402
      13,100   Keycorp ..........................................        143,838
       6,600   Lehman Brothers Holdings, Inc.(a) ................        130,746
      12,500   Merrill Lynch & Co., Inc.(a) .....................        396,375
      12,850   MetLife, Inc. ....................................        678,094
      14,300   Morgan Stanley(a) ................................        515,801
      15,300   National City Corp.(a) ...........................         72,981
      20,700   Old Republic International Corp. .................        245,088
         900   PartnerRe, Ltd. ..................................         62,217
       3,600   Prudential Financial, Inc. .......................        215,064
       4,400   Safeco Corp. .....................................        295,504
       8,200   SunTrust Banks, Inc. .............................        297,004
       7,800   Torchmark Corp. ..................................        457,470
      14,460   Travelers Cos., Inc. (The) .......................        627,564
      13,900   U.S. Bancorp .....................................        387,671
      20,900   Unum Group .......................................        427,405
      23,300   Wachovia Corp.(a) ................................        361,849
       8,300   Waddell & Reed Financial, Inc., Class A ..........        290,583
      15,300   Washington Mutual, Inc.(a) .......................         75,429
       6,700   Wells Fargo & Co.(a) .............................        159,125
       7,700   XL Capital, Ltd., Class A ........................        158,312
                                                                   ------------
                                                                     13,842,643
                                                                   ------------
HEALTH CARE -- 10.7%
       2,300   Abbott Laboratories ..............................        121,831
      10,600   AmerisourceBergen Corp., Class A .................        423,894
       2,000   Amgen, Inc.+ .....................................         94,320
       7,500   Bristol-Myers Squibb Co. .........................        153,975
       9,700   Cardinal Health, Inc. ............................        500,326
       7,450   Covidien, Ltd. ...................................        356,781
       8,300   Eli Lilly & Co. ..................................        383,128
      13,500   Johnson & Johnson ................................        868,590
      10,100   McKesson Corp.(a) ................................        564,691
      27,300   Merck & Co., Inc. ................................      1,028,937
      69,400   Pfizer, Inc. .....................................      1,212,418
      28,900   Schering-Plough Corp. ............................        569,041
      17,800   Wyeth ............................................        853,688
                                                                   ------------
                                                                      7,131,620
                                                                   ------------
INDUSTRIALS -- 9.1%
      34,500   Allied Waste Industries, Inc.+ ...................        435,390
      10,000   Avis Budget Group, Inc.+ .........................         83,700


                       See Notes to Financial Statements.

                                       45


--------------------------------------------------------------------------------

WILSHIRE VARIABLE INSURANCE TRUST
SOCIALLY RESPONSIBLE FUND                                  JUNE 30, 2008  [LOGO]
SCHEDULE OF INVESTMENTS - (CONTINUED)                        (UNAUDITED)

--------------------------------------------------------------------------------


   Shares                                                              Value
------------                                                       ------------
INDUSTRIALS (CONTINUED)
      10,700   Caterpillar, Inc.(a) .............................   $    789,874
       3,700   CSX Corp. ........................................        232,397
      10,500   Cummins, Inc. ....................................        687,960
       9,000   Dover Corp. ......................................        435,330
      12,600   Emerson Electric Co. .............................        623,070
      10,300   Illinois Tool Works, Inc. ........................        489,353
       9,100   Norfolk Southern Corp. ...........................        570,297
       7,300   Northrop Grumman Corp. ...........................        488,370
       5,200   SPX Corp. ........................................        684,996
      13,800   Tyco International, Ltd. .........................        552,552
                                                                   ------------
                                                                      6,073,289
                                                                   ------------
INFORMATION TECHNOLOGY -- 18.5%
       3,300   Apple, Inc.+ .....................................        552,552
      10,700   Arrow Electronics, Inc.+ .........................        328,704
      10,700   Avnet, Inc.+ .....................................        291,896
      22,900   Cisco Systems, Inc.+ .............................        532,654
      32,800   Dell, Inc.+ ......................................        717,664
      25,000   Electronic Data Systems Corp. ....................        616,000
       6,900   EMC Corp.+ .......................................        101,361
         600   Google, Inc., Class A+ ...........................        315,852
      13,300   Hewlett-Packard Co. ..............................        587,993
      22,500   Ingram Micro, Inc., Class A+ .....................        399,375
      46,300   Intel Corp. ......................................        994,524
      14,200   International Business Machines Corp. ............      1,683,126
       8,700   Lexmark International, Inc., Class A+ ............        290,841
      62,500   Microsoft Corp. ..................................      1,719,375
      17,400   Motorola, Inc.(a) ................................        127,716
      20,000   Nokia Oyj ADR ....................................        490,000
      54,100   Oracle Corp.+ ....................................      1,136,100
      58,900   Sanmina-SCI Corp.+ ...............................         75,392
       5,200   Tech Data Corp.+ .................................        176,228
      21,300   Texas Instruments, Inc. ..........................        599,808
       7,450   Tyco Electronics, Ltd. ...........................        266,859
      15,800   Vishay Intertechnology, Inc.+ ....................        140,146
       5,100   Western Digital Corp.+ ...........................        176,103
                                                                   ------------
                                                                     12,320,269
                                                                   ------------
MATERIALS -- 4.6%
       7,000   Ashland, Inc. ....................................        337,400
       9,200   Ball Corp. .......................................        439,208
      10,000   Bemis Co., Inc. ..................................        224,200
      16,700   Crown Holdings, Inc.+ ............................        434,033
      17,100   Dow Chemical Co. (The) ...........................        596,961
       5,700   International Flavors & Fragrances, Inc. .........        222,642
      10,900   Owens-Illinois, Inc.+ ............................        454,421
      17,200   Smurfit-Stone Container Corp.+ ...................         70,004
       8,800   Sonoco Products Co. ..............................        272,360
                                                                   ------------
                                                                      3,051,229
                                                                   ------------



   Shares                                                              Value
------------                                                       ------------
TELECOMMUNICATION SERVICES -- 2.8%
      74,100   Sprint Nextel Corp.(a) ...........................   $    703,950
      34,000   Verizon Communications, Inc. .....................      1,203,600
                                                                   ------------
                                                                      1,907,550
                                                                   ------------
UTILITIES -- 3.8%
      11,200   Ameren Corp.(a) ..................................        472,976
       8,200   Constellation Energy Group, Inc. .................        673,220
       2,600   Dominion Resources, Inc. .........................        123,474
       6,400   Entergy Corp. ....................................        771,072
      10,300   Wisconsin Energy Corp. ...........................        465,766
                                                                   ------------
                                                                      2,506,508
                                                                   ------------
Total Common Stock (Cost $69,993,728)                                65,138,792
                                                                   ------------
MONEY MARKET FUND -- 6.9%
   4,578,742   PNC Institutional Money
               Market Trust, 2.730%(b)(c)
               (Cost $4,578,742) ................................      4,578,742
                                                                   ------------
Total Investments -- 104.5%
(Cost $74,572,470)                                                   69,717,534
Other Assets & Liabilities, Net -- (4.5)%                            (3,008,409)
                                                                   ------------
NET ASSETS -- 100.0%                                               $ 66,709,125
                                                                   ============


----------
ADR - American Depositary Receipt
SDR - Swedish Depositary Receipt

  +   Non-income producing security.

(a)   All or a portion of this security is on loan.

(b)   Investment purchased with proceeds from collateral received from securities on loan.

(c)   The rate shown is the 7-day effective yield as of June 30, 2008.

                       See Notes to Financial Statements.

                                       46


--------------------------------------------------------------------------------

WILSHIRE VARIABLE INSURANCE TRUST
STATEMENTS OF ASSETS AND LIABILITIES                                      [LOGO]
JUNE 30, 2008 (UNAUDITED)

--------------------------------------------------------------------------------


                                                                               SHORT-TERM   SMALL CAP   INTERNATIONAL    SOCIALLY
                                       EQUITY       BALANCED       INCOME      INVESTMENT     GROWTH        EQUITY      RESPONSIBLE
                                        FUND          FUND          FUND          FUND         FUND          FUND          FUND
                                   -------------  ------------  ------------  -----------  -----------  -------------  ------------
ASSETS:
Investments in securities
   at value^ ....................  $ 450,301,630  $207,467,912  $137,496,806  $ 8,066,755  $60,767,185  $  51,771,268  $ 69,717,534
Repurchase agreements, at
   value .........................             --            --    16,000,000    2,200,000           --             --            --
                                   -------------  ------------  ------------  -----------  -----------  -------------  ------------
Investments, at value
   (Note 2) .....................  $ 450,301,630  $207,467,912  $153,496,806  $10,266,755  $60,767,185  $  51,771,268  $ 69,717,534
Cash .............................      3,442,928            --       374,884      388,320    1,190,813        331,576     1,543,495
Foreign currency, at value .......             --            --       122,209           --           --             --            --
Unrealized appreciation on
   forward contracts .............             --            --        22,142           --           --             --            --
Receivable for Fund shares
   sold ..........................        970,466        17,962       153,263      170,501      130,303        285,202        13,506
Due from Adviser (Note 3) ........             --            --            --        4,562       16,127          8,292            --
Receivable for investment
   securities sold and matured ...      4,229,891            --    20,435,791           --    7,617,147         79,564            --
Dividends and interest
   receivable ....................        403,280            --       972,744        2,137       26,315        223,541       101,746
Prepaid expenses and other
   assets ........................         21,316         7,917         2,526        8,525       33,975          1,606        10,978
                                   -------------  ------------  ------------  -----------  -----------  -------------  ------------
   Total Assets ..................    459,369,511   207,493,791   175,580,365   10,840,800   69,781,865     52,701,049    71,387,259
                                   -------------  ------------  ------------  -----------  -----------  -------------  ------------
LIABILITIES:
Unrealized depreciation on
   forward contracts .............             --            --         2,074           --           --             --            --
Foreign currency overdraft, at
   value .........................             --            --            --           --           --         19,533            --
Payable for Fund shares
   redeemed ......................        372,258       193,439       219,547       23,536       44,098         41,961            --
Payable for investment securities
   purchased .....................      4,328,990            --    59,461,583           --    7,685,332             --            --
Payable upon return of securities
   loaned ........................     42,191,404            --            --           --   13,161,733             --     4,578,742
Variation margin .................            633            --            --           --           --             --            --
Investment advisory fees payable
   (Note 3) ......................        248,391            --        53,830        2,390       47,705         44,515        49,754
Distribution fees payable
   (Note 4) ......................         91,800            --        25,310        2,243       10,716         11,517        15,151
Administration and accounting
   fees payable ..................         28,365           707         7,957          840        3,443          3,694         4,796
Custody fees payable .............         15,964           445         5,136          612           --         23,354           982
Printing fees payable ............         34,955        22,876         5,101          596       17,999         17,027        14,648
Professional fees payable ........         40,207        23,096         3,394           --        5,509          4,537         9,458
Other accrued expenses ...........          6,984         5,305        16,312        4,809        6,559         31,701         4,603
                                   -------------  ------------  ------------  -----------  -----------  -------------  ------------
   Total Liabilities .............     47,359,951       245,868    59,800,244       35,026   20,983,094        197,839     4,678,134
                                   -------------  ------------  ------------  -----------  -----------  -------------  ------------
NET ASSETS .......................  $ 412,009,560  $207,247,923  $115,780,121  $10,805,774  $48,798,771  $  52,503,210  $ 66,709,125
                                   ============= ============  ============  =========== =========== ============= ============
NET ASSETS consist of:
Undistributed net investment
   income/(Accumulated net
   investment loss) .............  $   1,521,314  $ 12,453,982  $  8,145,973  $   208,404  $  (199,753) $     780,436  $  1,301,328
Accumulated net realized
   gain/(loss) on investments,
   futures contracts and foreign
   currency transactions .........    (21,829,868)    5,448,951       261,027       (1,676)  (8,440,460)      (958,211)    4,578,219
Net unrealized appreciation/
   (depreciation) of investments,
   futures contracts and other
   assets and liabilities
   denominated in foreign
   currencies ....................    (35,275,935)   (1,748,505)   (5,798,081)         108    1,080,713      1,954,129    (4,854,936)
Paid-in capital ..................    467,594,049   191,093,495   113,171,202   10,598,938   56,358,271     50,726,856    65,684,514
                                   -------------  ------------  ------------  -----------  -----------  -------------  ------------
NET ASSETS .......................  $ 412,009,560  $207,247,923  $115,780,121  $10,805,774  $48,798,771  $  52,503,210  $ 66,709,125
                                   ============= ============  ============  =========== =========== ============= ============
SHARES OUTSTANDING:
(Unlimited shares authorized) ....     20,724,459    10,969,421     9,600,717    1,006,717    3,608,423      3,518,408     5,011,863
                                   ============= ============  ============  =========== =========== ============= ============
NET ASSET VALUE:
(Offering and redemption
   price per share) ..............  $       19.88  $      18.89  $      12.06  $     10.73  $     13.52  $       14.92  $      13.31
                                   ============= ============  ============  =========== =========== ============= ============
Investments, at cost (Note 1) ...  $ 485,503,458  $209,216,417  $159,313,884  $10,266,647  $59,686,472  $  49,816,947  $ 74,572,470
Foreign currency, at
   cost/(proceeds) ...............  $          --  $         --  $    123,280  $        --  $        --  $     (19,341) $         --
Market value of securities on
   loan (Note 1) .................  $  40,378,329  $         --  $         --  $        --  $12,550,502  $          --  $  4,336,218


^ For Balanced Fund represents value of investments in affiliated funds.

                       See Notes to Financial Statements.

                                       47


--------------------------------------------------------------------------------

WILSHIRE VARIABLE INSURANCE TRUST
STATEMENTS OF OPERATIONS                                                  [LOGO]
FOR THE SIX MONTHS ENDED JUNE 30, 2008 (UNAUDITED)

--------------------------------------------------------------------------------


                                                                               SHORT-TERM   SMALL CAP   INTERNATIONAL    SOCIALLY
                                         EQUITY       BALANCED       INCOME    INVESTMENT     GROWTH        EQUITY      RESPONSIBLE
                                          FUND          FUND          FUND        FUND         FUND          FUND          FUND
                                      ------------  ------------  -----------  ----------  -----------  -------------  ------------
INVESTMENT INCOME:
Dividends# ..........................  $  3,798,570  $         --  $    37,582  $       --  $    92,304  $   1,206,021  $    880,377
Interest ............................        57,816            --    3,462,198     115,482       13,121          8,401        15,085
Securities lending income ...........       219,698            --           --          --       92,362            100        27,453
Foreign taxes withheld ..............       (37,206)           --           --          --           --       (125,169)       (2,503)
                                      ------------  ------------  -----------  ----------  -----------  -------------  ------------
   Total Income .....................     4,038,878            --    3,499,780     115,482      197,787      1,089,353       920,412
                                      ------------  ------------  -----------  ----------  -----------  -------------  ------------
EXPENSES
Investment advisory fees (Note 3) ...     1,548,661            --      341,473      13,283      285,010        267,029       315,905
Distribution fees (Note 3) ..........       553,093            --      155,215      12,076       61,959         66,757        92,913
Administration and Accounting
   fees .............................       180,500         8,735       53,379       7,614       23,546         25,088        33,441
Chief Compliance Officer fees .......        12,092         6,095        3,388         269        1,355          1,476         2,027
Custodian fees ......................        45,672         4,731       15,914       2,876       19,369         40,272         4,144
Insurance fees ......................        11,561         8,121          822         131        1,888          1,648         2,817
Professional fees ...................        70,282        38,804       13,224         807        8,731          8,267        14,102
Printing fees .......................        42,822        26,938        8,184         936       17,989         18,349        15,604
Pricing expenses ....................        15,053         2,435       35,570       1,641       31,256         72,001         4,639
Transfer agent fees .................        21,329         7,459        7,459       7,459        7,459          7,459         7,737
Trustees' fees and expenses
  (Note 3) ..........................         4,821         2,924          734          48          635            545           970
Other ...............................        43,519        22,178       11,442         953        5,361          6,226         7,965
                                      ------------  ------------  -----------  ----------  -----------  -------------  ------------
   Total Expenses ...................     2,549,405       128,420      646,804      48,093      464,558        515,117       502,264
Fees waived and reimbursed by
   investment adviser (Note 3) ......            --            --           --     (45,169)     (65,926)       (55,122)           --
                                      ------------  ------------  -----------  ----------  -----------  -------------  ------------
   Net expenses .....................     2,549,405       128,420      646,804       2,924      398,632        459,995       502,264
                                      ------------  ------------  -----------  ----------  -----------  -------------  ------------
Net Investment Income/(Loss) ........     1,489,473      (128,420)   2,852,976     112,558     (200,845)       629,358       418,148
                                      ------------  ------------  -----------  ----------  -----------  -------------  ------------
NET REALIZED AND UNREALIZED
   GAIN/(LOSS) ON INVESTMENTS,
   FUTURES CONTRACTS AND FOREIGN
   CURRENCY TRANSACTIONS (NOTES 1
   AND 4)
Net realized gain/(loss) from:
   Investments ......................   (12,550,723)      (39,577)     531,376         294   (5,159,791)      (918,075)      789,322
   Distributions from underlying
      funds .........................            --            --           --          --           --             --            --
   Futures contracts ................      (494,463)           --           --          --           --             --            --
   Forward foreign currency
      exchange contracts and
      foreign currency
      transactions ..................            --            --     (298,399)         --           --         20,755            --
Net change in unrealized
   depreciation of:
   Investments ......................   (53,996,791)  (21,042,904)  (5,478,006)     (1,485)  (4,412,467)    (5,021,881)  (13,942,573)
   Futures contracts ................        30,491            --           --          --           --             --            --
   Forward foreign currency
      exchange contracts and other
      assets and liabilities
      denominated in foreign
      currencies ....................            --            --       84,482          --           --        (18,040)           --
                                      ------------  ------------  -----------  ----------  -----------  -------------  ------------
Net realized and unrealized loss
   on investments, futures
   contracts and foreign
   currencies .......................   (67,011,486)  (21,082,481)  (5,160,547)     (1,191)  (9,572,258)    (5,937,241)  (13,153,251)
                                      ------------  ------------  -----------  ----------  -----------  -------------  ------------
NET INCREASE/(DECREASE) IN NET
   ASSETS RESULTING FROM
   OPERATIONS .......................  $(65,522,013) $(21,210,901) $(2,307,571) $  111,367  $(9,773,103) $  (5,307,883) $(12,735,103)
                                      ============  ============  =========== ==========  =========== ============= ============


# For Balanced Fund, represents income from affiliated funds.

                       See Notes to Financial Statements.

                                       48


--------------------------------------------------------------------------------

WILSHIRE VARIABLE INSURANCE TRUST
STATEMENTS OF CHANGES IN NET ASSETS                                       [LOGO]
FOR THE SIX MONTHS ENDED JUNE 30, 2008 (UNAUDITED)

--------------------------------------------------------------------------------


                                                                               SHORT-TERM   SMALL CAP   INTERNATIONAL    SOCIALLY
                                       EQUITY       BALANCED        INCOME     INVESTMENT     GROWTH        EQUITY      RESPONSIBLE
                                        FUND          FUND           FUND         FUND         FUND          FUND          FUND
                                    ------------  ------------  ------------  -----------  -----------  -------------  ------------
OPERATIONS:
Net investment income/(loss) ......  $  1,489,473  $   (128,420) $  2,852,976   $  112,558  $  (200,845) $     629,358  $    418,148
Affiliated mutual fund capital
   gain distributions .............            --            --            --           --           --             --            --
Net realized gain/(loss) on
   investments, futures contracts,
   forward foreign currency
   exchange contracts and foreign
   currency transactions ..........   (13,045,186)      (39,577)      232,977          294   (5,159,791)      (897,320)      789,322
Net change in unrealized
   depreciation of investments,
   futures contracts, forward
   foreign currency exchange
   contracts and other assets and
   liabilities denominated in
   foreign currencies .............   (53,966,300)  (21,042,904)   (5,393,524)      (1,485)  (4,412,467)    (5,039,921)  (13,942,573)
                                    ------------  ------------  ------------  -----------  -----------  -------------  ------------
Net increase/(decrease) in net
   assets resulting from
   operations .....................   (65,522,013)  (21,210,901)   (2,307,571)     111,367   (9,773,103)    (5,307,883)  (12,735,103)
                                    ------------  ------------  ------------  -----------  -----------  -------------  ------------

DISTRIBUTIONS TO SHAREHOLDERS
   FROM:
Net investment income .............            --            --            --           --           --             --            --
Net realized capital gains ........            --            --            --           --           --             --            --
                                    ------------  ------------  ------------  -----------  -----------  -------------  ------------
Total distributions to
   shareholders ...................            --            --            --           --           --             --            --
                                    ------------  ------------  ------------  -----------  -----------  -------------  ------------

CAPITAL STOCK TRANSACTIONS:
   (DOLLARS)
   Shares sold ....................     7,868,201       990,000     2,921,050    2,988,428    2,159,472      3,099,516       666,101
   Shares issued as reinvestment
      of distributions ............            --            --            --           --           --            156            --
   Shares redeemed ................   (26,468,824)  (15,715,058)  (12,296,765)  (1,039,355)  (2,346,003)    (2,381,367)   (5,024,330)
                                    ------------  ------------  ------------  -----------  -----------  -------------  ------------
Net increase/(decrease) in net
   assets from capital stock
   transactions ...................   (18,600,623)  (14,725,058)   (9,375,715)   1,949,073     (186,531)       718,305    (4,358,229)
                                    ------------  ------------  ------------  -----------  -----------  -------------  ------------
Net increase/(decrease) in net
   assets .........................   (84,122,636)  (35,935,959)  (11,683,286)   2,060,440   (9,959,634)    (4,589,578)  (17,093,332)

NET ASSETS:
Beginning of period ...............   496,132,196   243,183,882   127,463,407    8,745,334   58,758,405     57,092,788    83,802,457
                                    ------------  ------------  ------------  -----------  -----------  -------------  ------------
End of period .....................  $412,009,560  $207,247,923  $115,780,121  $10,805,774  $48,798,771  $  52,503,210  $ 66,709,125
                                    ============  ============  ============  =========== =========== ============= ============
Undistributed net investment
   income at end of
   period/(Accumulated net
   investment loss) ..............  $  1,521,314  $ 12,453,982  $  8,145,973  $   208,404  $  (199,753) $     780,436  $  1,301,328
                                    ============  ============  ============  =========== =========== ============= ============

CAPITAL SHARE TRANSACTIONS:
   Shares sold ....................       380,494        50,192       237,590      279,737      157,744        197,929        45,850
   Shares issued as reinvestment
   of distributions ...............            --            --            --           --           --             10            --
   Shares redeemed ................    (1,257,628)     (798,144)   (1,006,840)     (97,278)    (171,167)      (152,857)     (346,911)
                                    ------------  ------------  ------------  -----------  -----------  -------------  ------------
Net increase/(decrease) in shares
   outstanding ....................      (877,134)     (747,952)     (769,250)     182,459      (13,423)        45,082      (301,061)
                                    ============  ============  ============  =========== =========== ============= ============


                       See Notes to Financial Statements.

                                       49


--------------------------------------------------------------------------------

WILSHIRE VARIABLE INSURANCE TRUST
STATEMENTS OF CHANGES IN NET ASSETS                                       [LOGO]
FOR THE YEAR ENDED DECEMBER 31, 2007

--------------------------------------------------------------------------------


                                                                              SHORT-TERM    SMALL CAP   INTERNATIONAL    SOCIALLY
                                    EQUITY        BALANCED        INCOME      INVESTMENT     GROWTH         EQUITY      RESPONSIBLE
                                     FUND           FUND           FUND          FUND         FUND           FUND          FUND
                                -------------  -------------  -------------  -----------  ------------  -------------  ------------
OPERATIONS:
Net investment income/
  (loss) ......................  $   2,835,806  $   4,823,841  $   5,819,373  $   294,786  $   (489,942) $     427,695  $    883,212
Affiliated mutual fund capital
   gain distributions .........             --     15,635,107             --           --            --             --            --
Net realized gain on
   investments, futures
   contracts, forward foreign
   currency exchange contracts
   and foreign currency
   transactions ...............     54,634,027      4,040,601        179,440           14     6,818,565      6,761,306     5,168,067
Net change in unrealized
   appreciation/(depreciation)
   of investments, futures
   contracts, forward foreign
   currency exchange contracts
   and other assets and
   liabilities denominated in
   foreign currencies .........    (44,707,533)   (16,405,525)      (684,627)       1,794     1,070,682     (2,745,875)   (8,140,295)
                                -------------  -------------  -------------  -----------  ------------  -------------  ------------
Net increase/(decrease) in net
   assets resulting from
   operations .................     12,762,300      8,094,024      5,314,186      296,594     7,399,305      4,443,126    (2,089,016)
                                -------------  -------------  -------------  -----------  ------------  -------------  ------------

DISTRIBUTIONS TO SHAREHOLDERS
   FROM:
Net investment income .........     (2,900,639)            --     (5,500,835)    (294,715)           --       (502,143)   (1,015,033)
Net realized capital gains ....    (52,557,526)            --       (180,560)          --            --     (2,949,849)   (5,040,549)
                                -------------  -------------  -------------  -----------  ------------  -------------  ------------
Total distributions to
   shareholders ...............    (55,458,165)            --     (5,681,395)    (294,715)           --     (3,451,992)   (6,055,582)
                                -------------  -------------  -------------  -----------  ------------  -------------  ------------

CAPITAL STOCK TRANSACTIONS:
   (DOLLARS)
   Shares sold ................     14,300,679      2,378,096      6,891,244    6,003,259     3,520,424      6,869,233     2,679,941
   Shares issued as
      reinvestment of
      distributions ...........     55,114,259             --      5,681,395      294,715            --      3,451,992     6,055,582
   Shares redeemed ............    (58,567,552)   (27,703,738)   (13,969,525)  (2,191,135)   (6,355,974)    (5,438,716)   (7,942,787)
                                -------------  -------------  -------------  -----------  ------------  -------------  ------------

Net increase/(decrease) in net
   assets from capital stock
   transactions ...............     10,847,386    (25,325,642)    (1,396,886)   4,106,839    (2,835,550)     4,882,509       792,736
                                -------------  -------------  -------------  -----------  ------------  -------------  ------------

Net increase/(decrease) in net
   assets .....................    (31,848,479)   (17,231,618)    (1,764,095)   4,108,718     4,563,755      5,873,643    (7,351,862)

NET ASSETS:
Beginning of year .............    527,980,675    260,415,500    129,227,502    4,636,616    54,194,650     51,219,145    91,154,319
                                -------------  -------------  -------------  -----------  ------------  -------------  ------------
End of year ...................  $ 496,132,196  $ 243,183,882  $ 127,463,407  $ 8,745,334  $ 58,758,405  $  57,092,788  $ 83,802,457
                                ============= ============= ============= =========== ============  ============= ============
Undistributed net investment
   income at end of year ......  $      31,841  $  12,582,402  $   5,292,997  $    95,846  $      1,092  $     151,078  $    883,180
                                ============= ============= ============= =========== ============  ============= ============
CAPITAL SHARE TRANSACTIONS:
   Shares sold ................        551,300        114,271        549,799      557,529       221,280        405,566       149,206
   Shares issued as
      reinvestment of
      distributions ...........      2,354,302             --        467,605       27,803            --        204,866       376,357
   Shares redeemed ............     (2,221,368)    (1,334,950)    (1,105,754)    (203,482)     (404,153)      (316,635)     (441,203)
                                -------------  -------------  -------------  -----------  ------------  -------------  ------------
Net increase/(decrease) in
   shares outstanding .........        684,234     (1,220,679)       (88,350)     381,850      (182,873)       293,797        84,360
                                ============= ============= ============= =========== ============  ============= ============


                       See Notes to Financial Statements.

                                       50


--------------------------------------------------------------------------------

WILSHIRE VARIABLE INSURANCE TRUST
EQUITY FUND                                                               [LOGO]
FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD.


                                                  SIX MONTHS
                                                     ENDED                              YEAR ENDED DECEMBER 31,
                                                 JUNE 30, 2008      ---------------------------------------------------------------
                                                  (UNAUDITED)          2007          2006        2005         2004         2003
                                                --------------      -----------  -----------  -----------  -----------  -----------
Net asset value, beginning of period ........    $        22.97      $     25.24  $     22.35  $     21.34  $     19.63  $     15.56
                                                --------------      -----------  -----------  -----------  -----------  -----------

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(1) ....................              0.07             0.14         0.21         0.25         0.26         0.21

Net realized and unrealized gain/(loss) on
   investments and futures contracts ........             (3.16)            0.47         3.57         1.01         1.73         4.08
                                                --------------      -----------  -----------  -----------  -----------  -----------
Total from investment operations ............             (3.09)            0.61         3.78         1.26         1.99         4.29
                                                --------------      -----------  -----------  -----------  -----------  -----------

LESS DISTRIBUTIONS:
From net investment income ..................                --            (0.15)       (0.23)       (0.25)       (0.28)       (0.22)
From capital gains ..........................                --            (2.73)       (0.66)          --           --           --
                                                --------------      -----------  -----------  -----------  -----------  -----------
Total distributions .........................                --            (2.88)       (0.89)       (0.25)       (0.28)       (0.22)
                                                --------------      -----------  -----------  -----------  -----------  -----------
Net asset value, end of period ..............    $        19.88      $     22.97  $     25.24  $     22.35  $     21.34  $     19.63
                                                ==============      =========== =========== =========== =========== ===========
Total return(2) .............................            (13.45)%(3)        2.20%       16.92%        5.90%       10.15%       27.57%
                                                ==============      =========== =========== =========== =========== ===========

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL
   DATA:
Net assets, end of period (in 000's) ........    $      412,010      $   496,132  $   527,981  $   505,499  $   535,028  $   531,511
Operating expenses including
   reimbursement/waiver and excluding
   earnings credits .........................              1.15%(4)         1.13%        1.00%        0.86%        0.87%        0.87%
Operating expenses excluding
   reimbursement/waiver and earnings
   credits ..................................              1.15%(4)         1.13%        1.03%        0.93%        0.91%        0.91%
Net investment income .......................              0.67%(4)         0.54%        0.87%        1.15%        1.30%        1.17%
Portfolio turnover rate .....................                42%(3)           81%         135%          44%          35%          43%


----------
(1)   The selected per share data was calculated using the average shares outstanding method for the period.

(2)   If you are an annuity contract owner, the total return does not reflect the expenses that apply to the separate account or related insurance policies. The inclusion of these charges would reduce the total return figures for all periods shown.

(3)   Not annualized.

(4)   Annualized.

                       See Notes to Financial Statements.

                                       51


--------------------------------------------------------------------------------

WILSHIRE VARIABLE INSURANCE TRUST
BALANCED FUND                                                             [LOGO]
FINANCIAL HIGHLIGHTS - (CONTINUED)

--------------------------------------------------------------------------------

FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD.


                                                  SIX MONTHS
                                                     ENDED                              YEAR ENDED DECEMBER 31,
                                                 JUNE 30, 2008      ---------------------------------------------------------------
                                                  (UNAUDITED)          2007          2006        2005         2004         2003
                                                --------------      -----------  -----------  -----------  -----------  -----------
Net asset value, beginning of
   period ...................................    $        20.75      $     20.13  $     18.72  $     17.95  $     17.02  $     14.52
                                                --------------      -----------  -----------  -----------  -----------  -----------

INCOME FROM INVESTMENT OPERATIONS:
Net investment income/(loss)(1) .............             (0.01)            0.39         0.41         0.11         0.38         0.33

Net realized and unrealized gain/(loss) on
   investments ..............................             (1.85)            0.23         1.76         0.66         1.01         2.51
                                                --------------      -----------  -----------  -----------  -----------  -----------
Total from investment operations ............             (1.86)            0.62         2.17         0.77         1.39         2.84
                                                --------------      -----------  -----------  -----------  -----------  -----------

LESS DISTRIBUTIONS:
From net investment income ..................                --               --        (0.70)          --        (0.46)       (0.34)
From capital gains ..........................                --               --        (0.06)          --           --           --
                                                --------------      -----------  -----------  -----------  -----------  -----------
Total distributions .........................                --               --        (0.76)          --        (0.46)       (0.34)
                                                --------------      -----------  -----------  -----------  -----------  -----------
Net asset value, end of period ..............    $        18.89      $     20.75  $     20.13  $     18.72  $     17.95  $     17.02
                                                ==============      =========== =========== =========== =========== ===========
Total return(2) .............................             (8.96)%(3)        3.08%       11.59%        4.29%        8.18%       19.56%
                                                ==============      =========== =========== =========== =========== ===========

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL
   DATA:
Net assets, end of period (in 000's) ........    $      207,248      $   243,184  $   260,416  $   256,819  $   269,488  $   270,261
Operating expenses including
   reimbursement/waiver and excluding
   earnings credits+ ........................              0.12%(4)         0.09%        0.08%        0.06%        0.04%        0.05%
Operating expenses excluding
   reimbursement/waiver and earnings
   credits+ .................................              0.12%(4)         0.09%        0.10%        0.06%        0.04%        0.05%
Net investment income/(loss)+ ...............             (0.12)%(4)        1.88%        2.09%        0.60%        2.20%        2.14%
Portfolio turnover rate .....................                 1%(3)           10%           4%           1%           6%           9%


----------
+     These ratios do not include expenses from the underlying funds.

(1)   The selected per share data was calculated using the average shares outstanding method for the period. Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(2)   If you are an annuity contract owner, the total return does not reflect the expenses that apply to the separate account or related insurance policies. The inclusion of these charges would reduce the total return figures for all periods shown.

(3)   Not annualized.

(4)   Annualized.

                       See Notes to Financial Statements.

                                       52


--------------------------------------------------------------------------------

WILSHIRE VARIABLE INSURANCE TRUST
INCOME FUND                                                               [LOGO]
FINANCIAL HIGHLIGHTS - (CONTINUED)

--------------------------------------------------------------------------------

FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD.


                                                  SIX MONTHS
                                                     ENDED                              YEAR ENDED DECEMBER 31,
                                                 JUNE 30, 2008      ---------------------------------------------------------------
                                                  (UNAUDITED)          2007          2006        2005         2004         2003
                                                --------------      -----------  -----------  -----------  -----------  -----------
Net asset value, beginning of
   period ...................................    $        12.29      $     12.36  $     12.40  $     12.16  $     12.26  $     12.43
                                                --------------      -----------  -----------  -----------  -----------  -----------

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(1) ....................              0.28             0.56         0.52         0.45         0.41         0.55
Net realized and unrealized gain/ (loss) on
   investments and foreign currency
   transactions .............................             (0.51)           (0.05)       (0.03)       (0.21)        0.19         0.35
                                                --------------      -----------  -----------  -----------  -----------  -----------
Total from investment operations ............             (0.23)            0.51         0.49         0.24         0.60         0.90
                                                --------------      -----------  -----------  -----------  -----------  -----------

LESS DISTRIBUTIONS:
From net investment income ..................                --            (0.56)       (0.52)          --        (0.47)       (0.33)
From capital gains ..........................                --            (0.02)       (0.01)          --        (0.23)       (0.74)
                                                --------------      -----------  -----------  -----------  -----------  -----------
Total distributions .........................                --            (0.58)       (0.53)          --        (0.70)       (1.07)
                                                --------------      -----------  -----------  -----------  -----------  -----------
Net asset value, end of period ..............    $        12.06      $     12.29  $     12.36  $     12.40  $     12.16  $     12.26
                                                ==============      =========== =========== =========== =========== ===========
Total return(2) .............................             (1.95)%(3)        4.21%        3.99%        1.97%        4.94%        7.25%
                                                ==============      =========== =========== =========== =========== ===========

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL
   DATA:
Net assets, end of period (in
   000's) ...................................    $      115,780      $   127,463  $   129,228  $   127,380  $   127,557  $   125,148
Operating expenses including
   reimbursement/waiver and excluding
   earnings credits .........................              1.04%(4)         0.98%        1.02%        0.95%        0.91%        0.89%
Operating expenses excluding
   reimbursement/waiver and earnings
   credits ..................................              1.04%(4)         1.05%        1.05%        1.00%        0.93%        0.93%
Net investment income .......................              4.60%(4)         4.47%        4.12%        3.64%        3.25%        4.25%
Portfolio turnover rate .....................               186%(3)          458%         421%         765%         595%         482%


----------
(1)   The selected per share data was calculated using the average shares outstanding method for the period.

(2)   If you are an annuity contract owner, the total return does not reflect the expenses that apply to the separate account or related insurance policies. The inclusion of these charges would reduce the total return figures for all periods shown.

(3)   Not annualized.

(4)   Annualized.

                       See Notes to Financial Statements.

                                       53


--------------------------------------------------------------------------------

WILSHIRE VARIABLE INSURANCE TRUST
SHORT-TERM INVESTMENT FUND                                                [LOGO]
FINANCIAL HIGHLIGHTS - (CONTINUED)

--------------------------------------------------------------------------------

FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD.


                                                         SIX MONTHS
                                                            ENDED                          YEAR ENDED DECEMBER 31,
                                                        JUNE 30, 2008     ---------------------------------------------------------
                                                         (UNAUDITED)        2007        2006         2005        2004        2003
                                                        -------------     ---------   --------    ---------   ---------   ---------
Net asset value, beginning of period .................   $       10.61     $   10.48   $  10.39    $   10.11   $   10.10   $   10.09
                                                        -------------     ---------   --------    ---------   ---------   ---------
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(1) .............................            0.12          0.50       0.49         0.29        0.13        0.12
Net realized and unrealized gain/(loss)
   on investments ....................................              --          0.01         --(2)      0.02       (0.01)      (0.02)
                                                        -------------     ---------   --------    ---------   ---------   ---------
Total from investment operations .....................            0.12          0.51       0.49         0.31        0.12        0.10
                                                        -------------     ---------   --------    ---------   ---------   ---------
LESS DISTRIBUTIONS:
From net investment income ...........................              --         (0.38)     (0.40)       (0.03)      (0.11)      (0.09)
                                                        -------------     ---------   --------    ---------   ---------   ---------
Total distributions ..................................              --         (0.38)     (0.40)       (0.03)      (0.11)      (0.09)
                                                        -------------     ---------   --------    ---------   ---------   ---------
Net asset value, end of period .......................   $       10.73     $   10.61   $  10.48    $   10.39   $   10.11   $   10.10
                                                        =============     =========   ========    =========   =========   =========
Total return(3) ......................................            1.13%(4)      4.88%      4.71%        3.02%       1.22%       1.03%
                                                        =============     =========   ========    =========   =========   =========
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's) .................   $      10,806     $   8,745   $  4,637    $   3,394   $   3,182   $   4,843
Operating expenses including reimbursement/waiver and
   excluding earnings credits ........................            0.06%(5)      0.10%      0.14%        0.20%       0.17%       0.17%
Operating expenses excluding reimbursement/waiver and
   earnings credits ..................................            1.00%(5)      1.09%      1.31%        1.21%       1.11%       1.07%
Net investment income ................................            2.33%(5)      4.68%      4.59%        2.87%       1.19%       1.16%
Portfolio turnover rate ..............................               0%(4)         0%         0%           0%          0%          0%


----------
(1)   The selected per share data was calculated using the average shares outstanding method for the period.

(2)   Less than $0.01 per share.

(3)   If you are an annuity contract owner, the total return does not reflect the expenses that apply to the separate account or related insurance policies. The inclusion of these charges would reduce the total return figures for all periods shown.

(4)   Not annualized.

(5)   Annualized.

                       See Notes to Financial Statements.

                                       54


--------------------------------------------------------------------------------

WILSHIRE VARIABLE INSURANCE TRUST
SMALL CAP GROWTH FUND                                                     [LOGO]
FINANCIAL HIGHLIGHTS - (CONTINUED)

--------------------------------------------------------------------------------

FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD.


                                                         SIX MONTHS
                                                            ENDED                           YEAR ENDED DECEMBER 31,
                                                        JUNE 30, 2008      -------------------------------------------------------
                                                         (UNAUDITED)         2007       2006        2005        2004        2003
                                                        -------------      --------   --------   ---------   ---------   ---------
Net asset value, beginning of period. ................   $       16.22      $  14.24   $  12.78   $   12.33   $   11.81   $    7.43
                                                        -------------      --------   --------   ---------   ---------   ---------
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss(1) ...............................           (0.06)        (0.13)     (0.18)      (0.11)      (0.16)      (0.14)
Net realized and unrealized gain/(loss)
   on investments ....................................           (2.64)         2.11       1.64        0.56        0.68        4.52
                                                        -------------      --------   --------   ---------   ---------   ---------
Total from investment operations .....................           (2.70)         1.98       1.46        0.45        0.52        4.38
                                                        -------------      --------   --------   ---------   ---------   ---------
Net asset value, end of period   ....................   $       13.52      $  16.22   $  14.24   $   12.78   $   12.33   $   11.81
                                                        =============      ========   ========   =========   =========   =========
Total return(2) ......................................          (16.65)%(3)    13.91%     11.42%       3.65%       4.40%      58.95%
                                                        =============      ========   ========   =========   =========   =========
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's). ................   $      48,799      $ 58,758   $ 54,195   $  52,655   $  56,286   $  57,193
Operating expenses including reimbursement/waiver and
   excluding earnings credits ........................            1.61%(4)      1.45%      1.60%       1.66%       1.58%       1.66%
Operating expenses excluding reimbursement/waiver and
   earnings credits ..................................            1.87%(4)      1.76%      1.76%       1.73%       1.77%       1.79%
Net investment loss ..................................           (0.81)%(4)    (0.85)%    (1.29)%     (0.94)%     (1.38)%     (1.52)%
Portfolio turnover rate ..............................             102%(3)       110%       240%        152%         96%        206%


----------
(1)   The selected per share data was calculated using the average shares outstanding method for the period.

(2)   If you are an annuity contract owner, the total return does not reflect the expenses that apply to the separate account or related insurance policies. The inclusion of these charges would reduce the total return figures for all periods shown.

(3)   Not annualized.

(4)   Annualized.

                       See Notes to Financial Statements.

                                       55


--------------------------------------------------------------------------------

WILSHIRE VARIABLE INSURANCE TRUST
INTERNATIONAL EQUITY FUND                                                 [LOGO]
FINANCIAL HIGHLIGHTS - (CONTINUED)

--------------------------------------------------------------------------------

FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD.


                                                         SIX MONTHS
                                                            ENDED                           YEAR ENDED DECEMBER 31,
                                                        JUNE 30, 2008      --------------------------------------------------------
                                                         (UNAUDITED)         2007       2006         2005        2004        2003
                                                        -------------      --------   --------    ---------   ---------   ---------
Net asset value, beginning of period .................   $       16.44      $  16.11   $  13.11    $   11.91   $   10.91   $    8.30
                                                        -------------      --------   --------    ---------   ---------   ---------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(1) .............................            0.18          0.13       0.07         0.10        0.03        0.05
Net realized and unrealized gain/(loss)
   on investments and foreign currency
   transactions ......................................           (1.70)         1.26       3.04         1.11        1.13        2.64
                                                        -------------      --------   --------    ---------   ---------   ---------
Total from investment operations .....................           (1.52)         1.39       3.11         1.21        1.16        2.69
                                                        -------------      --------   --------    ---------   ---------   ---------
LESS DISTRIBUTIONS:
From net investment income ...........................              --         (0.15)     (0.11)       (0.01)      (0.16)      (0.08)
From capital gains ...................................              --         (0.91)        --           --          --          --
                                                        -------------      --------   --------    ---------   ---------   ---------
Total distributions ..................................              --         (1.06)     (0.11)       (0.01)      (0.16)      (0.08)
                                                        -------------      --------   --------    ---------   ---------   ---------
Net asset value, end of period .......................   $       14.92      $  16.44   $  16.11    $   13.11   $   11.91   $   10.91
                                                        =============      ========   ========    =========   =========   =========
Total return(2) ......................................           (9.36)%(3)     8.73%     23.76%       10.12%      10.61%      32.49%
                                                        =============      ========   ========    =========   =========   =========
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's) .................   $      52,503      $ 57,093   $ 51,219    $  41,882   $  39,276   $  35,741
Operating expenses including reimbursement/waiver and
   excluding earnings credits ........................            1.72%(4)      2.06%      2.10%        1.71%       1.55%       1.46%
Operating expenses excluding reimbursement/waiver and
   earnings credits ..................................            1.93%(4)      2.26%      2.27%        1.80%       1.60%       1.51%
Net investment income ................................            2.36%(4)      0.77%      0.49%        0.84%       0.26%       0.59%
Portfolio turnover rate ..............................              12%(3)       106%       103%          48%        161%         68%


----------
(1)   The selected per share data was calculated using the average shares outstanding method for the period.

(2)   If you are an annuity contract owner, the total return does not reflect the expenses that apply to the separate account or related insurance policies. The inclusion of these charges would reduce the total return figures for all periods shown.

(3)   Not annualized.

(4)   Annualized.

                       See Notes to Financial Statements.

                                       56


--------------------------------------------------------------------------------

WILSHIRE VARIABLE INSURANCE TRUST
SOCIALLY RESPONSIBLE FUND                                                 [LOGO]
FINANCIAL HIGHLIGHTS - (CONTINUED)

--------------------------------------------------------------------------------

FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD.


                                                         SIX MONTHS
                                                            ENDED                            YEAR ENDED DECEMBER 31,
                                                        JUNE 30, 2008      --------------------------------------------------------
                                                         (UNAUDITED)         2007       2006         2005        2004        2003
                                                        -------------      --------   --------    ---------    ---------   --------
Net asset value, beginning of period .................   $       15.77      $  17.43   $  16.21    $   15.42    $   13.79   $  10.87
                                                        -------------      --------   --------    ---------    ---------   --------
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(1) .............................            0.08          0.17       0.21         0.20         0.19       0.17
Net realized and unrealized gain/(loss)
   on investments ....................................           (2.54)        (0.60)      3.12         0.59         1.64       2.92
                                                        -------------      --------   --------    ---------    ---------   --------
Total from investment operations .....................           (2.46)        (0.43)      3.33         0.79         1.83       3.09
                                                        -------------      --------   --------    ---------    ---------   --------
LESS DISTRIBUTIONS:
From net investment income ...........................              --         (0.21)     (0.22)          --(2)     (0.20)     (0.17)
From capital gains ...................................              --         (1.02)     (1.89)          --           --         --
                                                        -------------      --------   --------    ---------    ---------   --------
Total distributions ..................................              --         (1.23)     (2.11)          --        (0.20)     (0.17)
                                                        -------------      --------   --------    ---------    ---------   --------
Net asset value, end of period .......................   $       13.31      $  15.77   $  17.43    $   16.21    $   15.42   $  13.79
                                                        =============      ========   ========    =========    =========   ========
Total return(3) ......................................          (15.60)%(4)    (2.63)%    20.52%        5.13%       13.30%     28.45%
                                                        =============      ========   ========    =========    =========   ========
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's) .................   $      66,709      $ 83,802   $ 91,154    $  79,445    $  80,336   $ 73,965
Operating expenses including reimbursement/waiver and
   excluding earnings credits ........................            1.35%(5)      1.28%      1.23%        1.03%        1.01%      1.03%
Operating expenses excluding reimbursement/waiver and
   earnings credits ..................................            1.35%(5)      1.29%      1.32%        1.26%        1.21%      1.22%
Net investment income ................................            1.13%(5)      0.96%      1.20%        1.29%        1.35%      1.39%
Portfolio turnover rate ..............................              12%(4)        21%        46%          28%          32%        37%


----------
(1)   The selected per share data was calculated using the average shares outstanding method for the period.

(2)   Less than $0.01 per share.

(3)   If you are an annuity contract owner, the total return does not reflect the expenses that apply to the separate account or related insurance policies. The inclusion of these charges would reduce the total return figures for all periods shown.

(4)   Not annualized.

(5)   Annualized.

                       See Notes to Financial Statements.

                                       57


--------------------------------------------------------------------------------

WILSHIRE VARIABLE INSURANCE TRUST
NOTES TO THE FINANCIAL STATEMENTS                                         [LOGO]
JUNE 30, 2008 (UNAUDITED)

--------------------------------------------------------------------------------

1. Organization.

The Wilshire Variable Insurance Trust (the "Trust") is an open-end, diversified management investment company registered under the Investment Company Act of
1940 ("1940 Act"), which offers units of beneficial ownership (shares) in 14 separate investment portfolios. The portfolios presented in these financial statements are: Equity Fund, Balanced Fund, Income Fund, Short-Term Investment
Fund, Small Cap Growth Fund, International Equity Fund and Socially Responsible
Fund (collectively the "Funds", and each a "Fund"). The financial statements for the 2010 Aggressive Fund, 2010 Moderate Fund, 2010 Conservative Fund, 2015
Moderate Fund, 2025 Moderate Fund, 2035 Moderate Fund, and 2045 Moderate Fund
are included in a separate annual report. Shares of the Funds are presently offered to Horace Mann Life Insurance Company ("HMLIC") Separate Account and the
HMLIC 401(k) Separate Account. The Equity Fund shares also may be purchased under the dividend reinvestment plans by certain shareholders.

FUND INVESTMENT OBJECTIVES:

EQUITY FUND -- primary, long-term capital growth; secondary, conservation of principal and production of income.

BALANCED FUND -- realization of high long-term total rate of return consistent with prudent investment risks.

INCOME FUND -- long-term total rate of return in excess of the U.S. bond market over a full market cycle.

SHORT-TERM INVESTMENT FUND -- primary, realize maximum current income to the extent consistent with liquidity; secondary, preservation of principal.

SMALL CAP GROWTH FUND -- long-term capital appreciation through investing primarily in equity securities of small cap companies with earnings growth potential.

INTERNATIONAL EQUITY FUND -- long-term growth of capital through diversified holdings of marketable foreign equity investments.

SOCIALLY RESPONSIBLE FUND -- long-term growth of capital, current income and growth of income through investing primarily in equity securities of issuers that meet certain socially responsible criteria.

2. Significant Accounting Policies.

SECURITY VALUATION -- A security listed or traded on a domestic exchange is valued at its last sales price on the exchange where it is principally traded.
In the absence of a current quotation, the security is valued at the mean between the last bid and asked prices on the exchange. Securities traded on
National Association of Securities Dealers Automatic Quotation ("Nasdaq") System
are valued at the Nasdaq official closing price. If there is no Nasdaq official closing price available, the most recent bid quotation is used. Securities traded over-the-counter (other than on Nasdaq) are valued at the last current sale price. Equity securities primarily traded on a foreign exchange or market are valued daily at the price, which is an estimate of the fair value price, as provided by an independent pricing service. Debt securities that have a remaining maturity of 60 days or less are valued at cost, plus or minus any amortized discount or premium. When market quotations are not readily available, securities are valued according to procedures established by the Board of
Trustees or are valued at fair value as determined in good faith by the Pricing
Committee, whose members include at least two representatives of the Adviser, one of whom is an officer of the Trust, or the Funds' Valuation Committee.
Securities whose market value does not reflect fair value because a significant valuation event has occurred may be valued at fair value by the Pricing
Committee or the Valuation Committee. The value of fair valued securities may be different from the last sale price (or the mean between the last bid and asked prices), and there is no guarantee that a fair valued security will be sold at the price at which a Fund is carrying the security. Investments in the
Underlying Funds by the Balanced Fund are valued at their net asset value as reported by the Underlying Funds.

                                       58


--------------------------------------------------------------------------------

WILSHIRE VARIABLE INSURANCE TRUST
NOTES TO THE FINANCIAL STATEMENTS - (CONTINUED)                           [LOGO]
JUNE 30, 2008 (UNAUDITED)

--------------------------------------------------------------------------------

SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Security transactions are recorded on a trade date basis. Dividend income and distributions on underlying funds are recorded on the ex-dividend date or, for certain foreign dividends, as soon the dividend information becomes available. Interest income and distributions on underlying funds, premium and discount amortization is accrued daily. Securities gains and losses are determined on the basis of identified cost.

The Income Fund, Small Cap Growth Fund, International Equity Fund and Socially
Responsible Fund may purchase or sell securities on a when-issued or delayed-delivery basis and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. Securities purchased or sold on a when-issued, delayed-delivery or forward commitment basis involve a risk of loss if the value of the security to be purchased declines prior to the settlement date. Although the Funds would generally purchase securities on a when-issued, delayed-delivery or forward commitment basis with the intention of acquiring the securities, each Fund may dispose of such securities prior to settlement if its sub-adviser deems it appropriate to do so.
Each Fund may dispose of or negotiate a when-issued or forward commitment after entering into these transactions. Such transactions are generally considered to be derivative transactions. The Fund will normally realize a capital gain or loss in connection with these transactions. When a Fund purchases securities on a when-issued, delayed-delivery or forward commitment basis, the Fund's custodian will maintain cash or liquid securities having a value (determined daily) at least equal to the amount of the Fund's purchase commitments. In the case of a forward commitment to sell portfolio securities, the custodian will hold the portfolio securities themselves while the commitment is outstanding.
These procedures are designed to ensure that each Fund will maintain sufficient assets at all times to cover its obligations under when-issued purchases, forward commitments and delayed-delivery transactions.

REPURCHASE AGREEMENTS -- Securities pledged as collateral for repurchase agreements are held by PNC Global Investment Servicing and are designated as being held on each Fund's behalf by its custodian under a book-entry system.
Each Fund monitors the adequacy of the collateral on a daily basis and can require the seller to provide additional collateral in the event the market value of the securities pledged falls below the carrying value of the repurchase agreement, including accrued interest. It is the Funds' policy to only enter into repurchase agreements with banks and other financial institutions which are deemed by the investment adviser to be creditworthy. The Fund bears the risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and the Fund is prevented from exercising its rights to dispose of the underlying securities received as collateral and the risk of a possible decline in the value of the underlying securities during the period.

SECURITIES LENDING -- The Equity, Income, Small Cap Growth and the International
Equity Funds may seek additional income by lending their securities on a short-term basis to banks, brokers and dealers in return for cash collateral, which is invested in short-term securities. A Fund may return a portion of the interest earned to the borrower or a third party which is unaffiliated with the
Trust and acting as a "placing broker." A Fund receives compensation for lending securities in the form of fees. A Fund also continues to receive dividends on the securities loaned. Security loans are secured at all times by collateral. It is the Trust's policy that the collateral be equal to at least 102% of the market value of the securities loaned plus accrued interest when the transaction is entered into, and that the collateral supporting loans be remarked daily.
Gain or loss in the market price of the securities loaned that may occur during the term of the loan are reflected in the value of the Fund. The risks from securities lending are that the borrower may not provide additional collateral when required or return the securities when due or when called for by the Fund.
PNC Global Investment Servicing, the Funds' custodian, acts as the securities lending agent for the Funds. The value of the securities on loan and the value of the related collateral at June 30, 2008, are shown in the Statements of
Assets and Liabilities. The related income from securities loaned is reflected in the Statements of Operations.

MORTGAGE DOLLAR ROLLS -- The Income Fund may enter into mortgage dollar rolls in which the Income Fund makes a forward commitment to purchase or sell a security and, instead of accepting or making delivery, the position is offset by a sale or purchase of the security with a simultaneous agreement to repurchase or resell similar, but not identical, securities at an agreed upon price in the future. The Income Fund accounts for such dollar rolls as purchases and sales and records an unrealized gain or loss each day equal to the difference between the original value of the purchase and the

                                       59


--------------------------------------------------------------------------------

WILSHIRE VARIABLE INSURANCE TRUST
NOTES TO THE FINANCIAL STATEMENTS - (CONTINUED)                           [LOGO]
JUNE 30, 2008 (UNAUDITED)

--------------------------------------------------------------------------------

current market value. The Income Fund must maintain liquid securities having a value not less than the repurchase price, including accrued interest, for such dollar rolls. Losses may arise due to changes in values of the securities or if the counterparty does not perform under the terms of the agreement. If the counterparty files for bankruptcy or becomes insolvent, the Income Fund's right to repurchase or resell securities may be limited.

ADRS, EDRS AND GDRS -- The Small Cap Growth Fund, International Equity Fund and
Socially Responsible Fund may invest in both sponsored and unsponsored American
Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global
Depositary Receipts ("GDRs") and other similar global instruments. The Equity
Fund may invest in ADRs. ADRs typically are issued by an American bank or trust company and evidence ownership of underlying securities issued by a foreign corporation. EDRs, which are sometimes referred to as Continental Depositary
Receipts, are receipts issued in Europe, typically by foreign banks and trust companies, that evidence ownership of either foreign or domestic underlying securities. GDRs are depositary receipts structured like global debt issues to facilitate trading on an international basis. Unsponsored ADR, EDR and GDR programs are organized independently and without the cooperation of the issuer of the underlying securities. As a result, available information concerning the issuer may not be as current as for sponsored ADRs, EDRs and GDRs, and the prices of unsponsored ADRs, EDRs and GDRs may be more volatile than if such instruments were sponsored by the issuer.

ASSET-BACKED AND MORTGAGE SECURITIES -- The Income Fund may invest in mortgage-
and asset-backed securities which represent shares in a pool of mortgages or other debt. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis. These securities involve prepayment risk, which is the risk that the underlying mortgages or other debt may be refinanced or paid off before they mature, particularly during periods of declining interest rates. In that case, a sub-adviser may have to reinvest the proceeds from the securities at a lower interest rate. This could lower a Fund's return and result in losses to a Fund if some securities were acquired at a premium. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk. The
Income Fund may also invest in collateralized mortgage obligations ("CMOs"). In a CMO, a series of bonds or certificates is issued in multiple classes, which have varying levels of risks.

FOREIGN CURRENCY TRANSACTIONS -- The books and records of the Funds are maintained in U.S. dollars. Foreign currency transactions are translated into
U.S. dollars on the following basis:

      o     market value of investment securities, other assets and other liabilities at the daily rates of exchange and

      o     purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions.

Net realized and unrealized gain (loss) from foreign currency related transactions includes gains and losses between trade and settlement dates on securities transactions, gains and losses arising from the sales of foreign currency and gains and losses between the ex-dividend and payment dates on dividends, interest and foreign withholding taxes. The effect of changes in foreign exchange rates on realized and unrealized gains or losses is reflected as a component of such gains or losses.

FUTURES CONTRACTS -- A futures contract is an agreement to purchase (long) or sell (short) an agreed asset at a set price for delivery on a future date. Upon entering into a futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the "initial margin." Subsequent payments known as "variation margin," are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security. The change in the value of the futures contract is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the Statement of
Operations as net realized gain or loss on futures contracts. The use of futures transactions involves the risk of imperfect correlation in movement in the price of futures contracts, interest rates, and underlying hedged assets.

                                       60


--------------------------------------------------------------------------------

WILSHIRE VARIABLE INSURANCE TRUST
NOTES TO THE FINANCIAL STATEMENTS - (CONTINUED)                           [LOGO]
JUNE 30, 2008 (UNAUDITED)

--------------------------------------------------------------------------------

FORWARD CURRENCY CONTRACTS -- The International Equity and Income Funds may
enter into forward currency contracts in order to reduce their exposure to changes in foreign currency exchange rates on their foreign portfolio holdings and to lock in the U.S. dollar cost of assets and liabilities denominated in foreign currencies. A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the differences between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing of such contract is included in net realized gain or loss from foreign currency transactions.

At June 30, 2008 the Income Fund had the following open forward currency contracts:


                                                                            UNREALIZED
                                   LOCAL     EXPIRATION   CURRENT VALUE    APPRECIATION
FOREIGN CURRENCY                  CURRENCY      DATE       U.S. DOLLAR    (DEPRECIATION)
----------------                 ---------   ----------   -------------   --------------
Short Contracts:
Canadian Dollar ...............     214,469     8/5/2008     $ 210,209     $        2,788
Euro Currency .................   1,855,538     8/5/2008     2,951,884             19,354

Long Contracts:
Canadian Dollar ...............     186,822     8/5/2008       183,110             (2,074)
                                                                          --------------
Net Unrealized Appreciation ...                                            $       20,068
                                                                          ==============


RECENT ACCOUNTING STANDARD: In March 2008, the Financial Accounting Standards
Board ("FASB") issued Statement of Financial Accounting Standards No. 161,
"Disclosures about Derivative Instruments and Hedging Activities" ("FAS 161")
and is effective for fiscal years beginning after November 15, 2008. FAS 161 is intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity's results of operations and financial position.
Management is currently evaluating the implications of FAS 161. The impact on the Funds' financial statement disclosures, if any, is currently being assessed.

EXPENSE POLICY -- Expenses directly attributable to a Fund are charged to that
Fund. Expenses not directly attributable to a Fund are allocated proportionately among all Funds daily in relation to the net assets of each Fund or another reasonable basis. Expenses which are attributable to the Trust and the Wilshire
Mutual Funds are allocated across the Trust and the Wilshire Mutual Funds based upon relative net assets or another reasonable basis.

USE OF ESTIMATES -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the period. Actual results could differ from those estimates.

3. Investment Advisory Fee and Other Transactions.

The Trust employs the Adviser to manage the investment and reinvestment of the assets of the Funds and to continuously review, oversee and administer the
Funds' investment programs. The Adviser has entered into agreements with the following sub-advisers: Equity Fund -- AllianceBernstein L.P., New York Life
Investment Management LLC and Pzena Investment Management, LLC; Income Fund --
Western Asset Management Company and Western Asset Management Limited;
International Equity Fund -- PanAgora Asset Management, Inc. and Thomas White
International, Ltd.; Short-Term Investment Fund -- Western Asset Management
Company; Small Cap Growth Fund -- Mellon Capital Management Corporation and
Copper Rock Capital Partners, LLC; Socially Responsible Fund --
AllianceBernstein L.P.

Each sub-adviser's fees are paid by the Adviser out of the advisory fees that it receives from each of the Funds. Fees paid to a sub-adviser of a Fund with multiple sub-advisers depends upon the fee rate negotiated with the Adviser and upon the percentage of the Fund's assets allocated to that sub-adviser by the
Adviser, which may vary from time to time.

                                       61


--------------------------------------------------------------------------------

WILSHIRE VARIABLE INSURANCE TRUST
NOTES TO THE FINANCIAL STATEMENTS - (CONTINUED)                           [LOGO]
JUNE 30, 2008 (UNAUDITED)

--------------------------------------------------------------------------------

Thus, the basis for fees paid to any such sub-adviser is not constant, and the relative amounts of fees paid to the various sub-advisers of a Fund may fluctuate. These internal fluctuations, however, will not affect the total advisory fees paid by a Fund, which will remain fixed on the terms described below. The Adviser may, however, determine in its discretion to waive a portion of its fee if internal fluctuations in the fee to be paid to the sub-advisers results in excess profit to the Adviser. Because the Adviser will pay each sub-adviser's fees out of its own fees from the Funds, there will not be any
"duplication" of advisory fees paid by the Funds.

For the six months ended June 30, 2008, the Adviser provided services and assumed expenses pursuant to the amended Investment Advisory Agreement for which it received a fee based on each Fund's average daily net assets, computed daily and payable monthly, at the following annual rates:


                                                                   RATE ON
                                                                   AVERAGE
                                         RATE ON THE FIRST     DAILY NET ASSETS
                                       $1 BILLION OF AVERAGE     IN EXCESS OF
FUND                                     DAILY NET ASSETS         $1 BILLION
----                                   ---------------------   ----------------
Equity Fund .........................           0.700%                0.600%
Balanced Fund* ......................           0.550                 0.450
Income Fund .........................           0.550                 0.450
Short-Term Investment Fund ..........           0.275                 0.175
Small Cap Growth Fund ...............           1.150                 1.150
International Equity Fund ...........           1.000                 0.900
Socially Responsible Fund ...........           0.850                 0.750


*     The Balanced Fund operates under a "fund of funds" structure, primarily investing in shares of underlying funds. The Adviser directly receives from the Balanced Fund a fee based on the average daily net assets of the
      Balanced Fund that are not invested in underlying funds.

For the six months ended June 30, 2008, the Adviser voluntarily waived and reimbursed fees in the amounts listed below.


                                          FEES VOLUNTARILY
FUND                                   WAIVED AND REIMBURSED
----                                   ---------------------
Equity Fund .........................         $    --
Balanced Fund .......................              --
Income Fund .........................              --
Short-Term Investment Fund ..........          45,169
Small Cap Growth Fund ...............          65,926
International Equity Fund ...........          55,122
Socially Responsible Fund ...........              --


AFFILIATED BROKER -- For the six months ended June 30, 2008, brokerage commissions paid on investment transactions in the Equity Fund amounted to
$171,347. The amount paid to Sanford C. Bernstein Co., an affiliate of the
Fund's sub-adviser, for the Equity Fund was $523.

PFPC Inc. ("PFPC") serves as the Funds' administrator, accounting agent, and transfer agent pursuant to a services agreement.

The officers of the Trust receive remuneration from the Adviser. The Trust does not pay any remuneration to its officers with the exception of the Trust's Chief
Compliance Officer ("CCO"). The Trust and the Wilshire Mutual Funds, Inc. each pay a portion of the CCO's compensation, and related out of pocket expenses, and the Adviser pays the remainder of such compensation. Effective April 1, 2008, the Trust and the Wilshire Mutual Funds, Inc. together pay each independent trustee an annual retainer of $14,000, an annual additional Board chair retainer of $12,000, a Board in-person meeting fee of $1,500, a Board telephonic meeting fee of $1,000, an annual Committee member retainer of $4,000, an annual

                                       62


--------------------------------------------------------------------------------

WILSHIRE VARIABLE INSURANCE TRUST
NOTES TO THE FINANCIAL STATEMENTS - (CONTINUED)                           [LOGO]
JUNE 30, 2008 (UNAUDITED)

--------------------------------------------------------------------------------

Committee chairperson retainer of $8,000 in lieu of the $4,000 Committee member retainer, and a Committee telephonic meeting fee of $500. Prior to April 1,
2008, the Trust and the Wilshire Mutual Funds, Inc. together paid each independent trustee an annual Board member retainer of $10,000, an annual additional Board chair retainer of $16,000, a Board meeting fee of $1,500, a telephonic meeting fee of $1,000, an annual Committee member retainer of $4,000, an annual Committee chair retainer of $8,000 in lieu of the $4,000 Committee member retainer, and a Committee telephonic meeting fee of $500.

4. Distribution and Shareholder Services Plan.

The Funds have adopted a Rule 12b-1 distribution and shareholder services plan
(the "Distribution Plan"). Pursuant to the Distribution Plan with the Funds,
PFPC Distributors, Inc. (the "Distributor") receives a distribution and shareholder services fee, payable by each Fund. The Distributor uses the fee to pay for distribution-related and shareholder services for the Funds. Under the
Distribution Plan, each Fund will pay to the Distributor a
shareholder/distribution services fee computed at the annual rate of up to 0.25%
of average daily net assets attributable to each Fund.

5. Security Transactions.

For the six months ended June 30, 2008, aggregate cost of purchases and proceeds from sales of securities, other than short-term investments and U.S. Government securities, were as follows:


                                                                      PROCEEDS
FUND                                                   PURCHASES     FROM SALES
----                                                 ------------   ------------
Equity Fund .......................................   $186,010,722   $200,150,381
Balanced Fund .....................................      2,627,488     17,705,919
Income Fund .......................................             --        133,220
Short-Term Investment Fund ........................             --             --
Small Cap Growth Fund .............................     50,772,062     50,358,051
International Equity Fund .........................      9,269,608      6,145,089
Socially Responsible Fund .........................      8,451,971     11,847,214


Purchases and sales of U.S. Government securities during the six months ended
June 30, 2008 were:


                                                                      PROCEEDS
FUND                                                  PURCHASES      FROM SALES
----                                                 ------------   ------------
Income Fund .......................................   $266,458,533   $264,192,528


The cost, unrealized appreciation and depreciation for federal tax purposes at
June 30, 2008 for each Fund is as follows:


                                           TAX         UNREALIZED     UNREALIZED     NET UNREALIZED
FUND                                       COST       APPRECIATION   DEPRECIATION       APP/(DEP)
----                                   ------------   ------------   ------------    --------------
Equity Fund .........................   $485,503,458   $ 32,068,257   $(67,270,085)   $ (35,201,828)
Balanced Fund .......................    209,216,417        611,557     (2,360,062)      (1,748,505)
Income Fund .........................    159,313,884      1,715,143     (7,532,221)      (5,817,078)
Short-Term Investment Fund ..........     10,266,647            329           (221)             108
Small Cap Growth Fund ...............     59,686,472      5,137,002     (4,056,289)       1,080,713
International Equity Fund ...........     49,816,947      6,451,072     (4,496,751)       1,954,321
Socially Responsible Fund ...........     74,572,470      9,242,118    (14,097,054)      (4,854,936)


                                       63


--------------------------------------------------------------------------------

WILSHIRE VARIABLE INSURANCE TRUST
NOTES TO THE FINANCIAL STATEMENTS - (CONTINUED)                           [LOGO]
JUNE 30, 2008 (UNAUDITED)

--------------------------------------------------------------------------------

ADOPTION OF STATEMENT OF FINANCIAL ACCOUNTING STANDARD NO. 157 "FAIR VALUE
MEASUREMENTS" ("FAS 157") -- In September 2006, FASB issued FAS 157 effective for fiscal years beginning after November 15, 2007. This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements. The Funds have adopted FAS 157 as of January 1, 2008. The three levels of the fair value hierarchy under FAS 157 are described below:

      o     Level 1 - quoted prices in active markets for identical securities.

      o     Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

      o     Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The summary of inputs used to value the Fund's net assets as of June 30, 2008 is as follows:


                                                                             SHORT-TERM     SMALL CAP   INTERNATIONAL   SOCIALLY
                                     EQUITY       BALANCED       INCOME      INVESTMENT      GROWTH        EQUITY      RESPONSIBLE
                                      FUND          FUND          FUND          FUND          FUND          FUND          FUND
                                  ------------  ------------  ------------  ------------  ------------  -------------  -----------
Level 1-Quoted Prices ..........   $448,103,795  $207,467,912  $ 16,743,989  $         --  $ 60,767,185  $   1,953,174  $69,717,534
Level 2-Other Significant
   Observable Inputs ...........      2,197,835            --   135,678,292    10,266,755            --     49,818,094           --
Level 3-Significant
   Unobservable Inputs .........             --            --     1,074,525            --            --             --           --
                                  ------------  ------------  ------------  ------------  ------------  -------------  -----------
Total Market Value of
   Investments .................   $450,301,630  $207,467,912  $153,496,806  $ 10,266,755  $ 60,767,185  $  51,771,268  $69,717,534
                                  ============  ============  ============  ============  ============  ============= ===========



                                                             EQUITY     INCOME
                                                              FUND       FUND
                                                            --------   ---------
Level 1-Quoted Prices ....................................   $(74,107)  $      --
Level 2-Other Significant Observable Inputs ..............         --      20,068
Level 3-Significant Unobservable Inputs ..................         --          --
                                                            --------   ---------
Total Market Value of Other Financial Instruments* .......   $(74,107)  $  20,068
                                                            ========   =========


*     Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as forward currency contracts which are valued at the unrealized appreciation/(depreciation) on the investment.

Following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:


                                                              INCOME
   Investments in Securities (Market Value)                    FUND
                                                            -----------
Balance as of December 31, 2007 .........................   $ 1,138,255
Accrued discounts/premiums ...............................       (99,993)
Change in unrealized appreciation/(depreciation) ..........     (163,737)
Net purchases/sales ......................................       200,000
                                                            -----------
Balance as of June 30, 2008 .............................   $ 1,074,525
                                                            ===========


                                       64


--------------------------------------------------------------------------------

WILSHIRE VARIABLE INSURANCE TRUST
NOTES TO THE FINANCIAL STATEMENTS - (CONTINUED)                           [LOGO]
JUNE 30, 2008 (UNAUDITED)

--------------------------------------------------------------------------------

6. Significant Shareholder Activity.

On June 30, 2008, the Funds had the following concentrations of shareholders holding 10% or more of the outstanding shares of the Funds. These represent omnibus shareholder accounts.


FUND
----
Equity Fund (2 omnibus shareholders) ....................................     89%
Balanced Fund (1 omnibus shareholder) ...................................    100%
Income Fund (2 omnibus shareholders) ....................................     96%
Short-Term Investment Fund (3 omnibus shareholders) .....................     79%
Small Cap Growth Fund (1 omnibus shareholder) ...........................     93%
International Equity Fund (1 omnibus shareholder) .......................     91%
Socially Responsible Fund (1 omnibus shareholder) .......................    100%


7. Tax Information.

No provision for Federal income taxes is required because each Fund qualifies as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and distributes to shareholders all of its taxable income and gains. Federal income tax regulations differ from accounting principles generally accepted in the United States of America; therefore, distributions determined in accordance with tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes.
Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences.

Management has analyzed the Funds' tax positions taken on federal income tax returns for all open tax years and has concluded that as of June 30, 2008, no provision for income tax would be required in the Funds' financial statements.
The Funds' federal and state income and federal excise tax returns for tax payers for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

The Funds intend to retain realized gains to the extent of available capital loss carryforwards. At December 31, 2007, the following Funds had available for
Federal income tax purposes unused capital losses as follows:


                                                   EXPIRING DECEMBER 31
                                     -------------------------------------------------
                                        2010         2012         2013         2014
                                     ----------   ----------   ----------   ----------
Short-Term Investment Fund ........   $       --   $      572   $    1,230   $      168
Small Cap Growth Fund .............    2,873,880           --           --           --


The following capital loss carryforwards were utilized in the year ended
December 31, 2007:


FUND
----
Short-Term Investment Fund ...............................................   $       14
Small Cap Growth Fund ....................................................    6,655,527
International Equity Fund ................................................    3,823,778


                                       65


--------------------------------------------------------------------------------

WILSHIRE VARIABLE INSURANCE TRUST
NOTES TO THE FINANCIAL STATEMENTS - (CONTINUED)                           [LOGO]
JUNE 30, 2008 (UNAUDITED)

--------------------------------------------------------------------------------

The tax character of distributions declared during the years ended December 31,
2007 and 2006 were as follows:


                                            2007              2007            2006             2006
FUND                                   ORDINARY INCOME   CAPITAL GAINS   ORDINARY INCOME   CAPITAL GAINS
---------                              ---------------   -------------   ---------------   -------------
Equity Fund .........................   $    28,746,251   $  26,711,914   $     4,626,832   $  13,411,491
Balanced Fund .......................                --              --         8,760,781         700,670
Income Fund .........................         5,681,395              --         5,294,611          83,370
Short-Term Investment Fund ..........           294,715              --           171,089              --
International Equity Fund ...........           525,375       2,926,617           360,613              --
Socially Responsible Fund ...........         1,494,356       4,561,226         1,193,995       8,661,729


At December 31, 2007, the components of distributable accumulated earnings/(losses) on a tax basis were as follows:


                                                                                 SHORT-TERM   SMALL CAP   INTERNATIONAL   SOCIALLY
                                            EQUITY      BALANCED      INCOME     INVESTMENT    GROWTH         EQUITY     RESPONSIBLE
                                             FUND         FUND         FUND         FUND        FUND           FUND         FUND
                                         -----------  ------------  -----------  ----------  -----------  -------------  -----------
Undistributed ordinary
   income/(loss) ......................   $   109,531  $ 12,582,402  $ 5,299,718  $  95,846    $       --  $     223,235  $   883,180
Accumulated capital gain/(loss) .......       673,547    11,917,147           --     (1,970)   (2,873,880)            --    3,836,938
Unrealized appreciation/
   (depreciation) .....................     9,154,446    12,865,780     (383,228)     1,593     5,087,483      6,861,002    9,039,596
                                         -----------  ------------  -----------  ---------   -----------  -------------  -----------
Total accumulated earnings/(loss) ....   $ 9,937,524  $ 37,365,329  $ 4,916,490  $  95,469   $ 2,213,603  $   7,084,237  $13,759,714
                                         -----------  ------------  -----------  ---------   -----------  -------------  -----------


The differences between book and tax-basis unrealized appreciation/depreciation are attributable primarily to the tax deferral of losses on wash sales on all
Funds as well as PFIC mark-to-market on the Income Fund.

8. Reclassifications.

Accounting principles generally accepted in the United States of America require that certain components of net assets be reclassified between financial and tax reporting. The reclassifications primarily include: foreign currency capital gain/(loss) to ordinary income, foreign bond bifurcation, recharacterization of distributions, excess distributions not exceeding current year earnings and profits, PFIC capital gain to ordinary income and the write off of net operating loss to paid-in-capital. These reclassifications have no effect on net assets or net asset values per share. As of December 31, 2007, the reclassifications were as follows:


                                                             INCREASE/(DECREASE)   INCREASE/(DECREASE)
                                       INCREASE/(DECREASE)    UNDISTRIBUTED NET          REALIZED
FUND                                     PAID-IN CAPITAL      INVESTMENT INCOME       CAPITAL GAINS
---------                              -------------------   -------------------   -------------------
Equity Fund .........................   $           (36,438)  $            36,438   $                --
Balanced Fund .......................                    --             7,758,561            (7,758,561)
Income Fund .........................                   773              (174,669)              173,896
Small Cap Growth Fund ...............              (491,034)              491,034                    --
International Equity Fund ...........                    --                19,016               (19,016)


                                       66


--------------------------------------------------------------------------------

WILSHIRE VARIABLE INSURANCE TRUST
NOTES TO THE FINANCIAL STATEMENTS - (CONTINUED)                           [LOGO]
JUNE 30, 2008 (UNAUDITED)

--------------------------------------------------------------------------------

9. Indemnifications.

In the normal course of business, the Trust on behalf of the Funds enters into contracts that provide general indemnifications. The Funds' maximum exposure under these arrangements is dependent on claims that may be made against the
Funds in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

10. Subsequent Events.

Effective July 14, 2008, SEI Investments Global Funds Services serves as the
Funds' administrator and accounting agent pursuant to an administration agreement dated May 30, 2008. Effective July 14, 2008, DST Systems Inc. serves as the Funds' transfer agent and dividend disbursing agent.

Effective July 14, 2008, SEI Investments Distribution Co. serves as the Funds'
distributor.

                                       67


--------------------------------------------------------------------------------

WILSHIRE VARIABLE INSURANCE TRUST
ADDITIONAL FUND INFORMATION                                               [LOGO]

--------------------------------------------------------------------------------

INFORMATION ON PROXY VOTING

The Securities and Exchange Commission ("SEC") has adopted the requirement that all funds file their complete proxy voting records with the SEC on an annual basis on Form N-PX. Such filing, for the 12-month period ended June 30, must be made no later than August 31 of each year.

A description of policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities, along with each Fund's proxy voting record relating to portfolio securities held during the most recent
12-month period ended June 30 is available at no charge, upon request by calling
1-888-200-6796, or on the SEC's website at http://www.sec.gov.

INFORMATION ON FORM N-Q

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of period. The Trust's Form N-Q will be available on the SEC's website at http://www.sec.gov, and may be reviewed and copied at the SEC's Public
Reference Room in Washington, DC. Information on the operation of the Public
Reference Room may be obtained by calling 1-202-551-8090.

                                       68


--------------------------------------------------------------------------------

WILSHIRE VARIABLE INSURANCE TRUST
SEMI-ANNUAL REPORT                                                        [LOGO]
JUNE 30, 2008

--------------------------------------------------------------------------------

WILSHIRE VARIABLE INSURANCE TRUST
Equity Fund
Balanced Fund
Income Fund
Short Term Investment Fund
Small Cap Growth Fund
International Equity Fund
Socially Responsible Fund

BOARD OF TRUSTEES
Roger A. Formisano
Richard A. Holt
Harriet A. Russell
Suanne K. Luhn
Lawrence E. Davanzo
George J. Zock
CHAIRMAN OF THE BOARD

OFFICERS OF THE FUNDS
Lawrence E. Davanzo
PRESIDENT

Helen Thompson
SECRETARY AND CHIEF COMPLIANCE OFFICER

--------------------------------------------------------------------------------

ADMINISTRATOR
SEI Investment Global Funds Services*
1 Freedom Valley Drive
Oaks, PA 19456

TRANSFER AGENT
DST Systems, Inc.*
Wilshire Mutual Funds
P.O. Box 219512
Kansas City, MO 64121-9512

INVESTMENT ADVISER
Wilshire Associates Incorporated
1299 Ocean Avenue
Santa Monica, CA 90401-1085

CUSTODIAN
PNC Global Investment Servicing
The Eastwick Center
8800 Tinicum Boulevard
Philadelphia, PA 19153

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
PricewaterhouseCoopers LLP
Two Commerce Square
2001 Market Street, Suite 1700
Philadelphia, PA 19103-7042

INVESTMENT SUBADVISERS

AllianceBernstein L.P.
767 Fifth Avenue
New York, NY 10153

Copper Rock Capital Partners, LLC
200 Clarendon Street
Boston, MA 02116

Mellon Capital Management Corporation
1633 Broadway, 13th Floor
New York, NY 10019

New York Life Investment Management LLC
51 Madison Avenue
New York, NY 15258

PanAgora Asset Management, Inc.
260 Franklin Street, 22nd Floor
Boston, MA 02110

Pzena Investment Management, LLC
120 West 45th Street
New York, NY 10036

Thomas White International, Ltd.
440 South LaSalle Street, Suite 3900
Chicago, IL 60605

Western Asset Management Company
117 E. Colorado Blvd., Suite 600
Pasadena, CA 91105

Western Asset Management Limited
155 Bishopsgate, London England
EC2M 3XG

* Effective July 14, 2008.


[LOGO]  WILSHIRE VARIABLE INSURANCE TRUST

Wilshire Associates Incorporated
1299 Ocean Avenue
Santa Monica, CA 90401
1-888-200-6796

                                                                 WIL-SA-001-0100

                    [LOGO] WILSHIRE VARIABLE INSURANCE TRUST

                               SEMI-ANNUAL REPORT
                                   (Unaudited)

                              2010 AGGRESSIVE FUND
                               2010 MODERATE FUND
                             2010 CONSERVATIVE FUND
                               2015 MODERATE FUND
                               2025 MODERATE FUND
                               2035 MODERATE FUND
                               2045 MODERATE FUND

                                  JUNE 30, 2008
                                  -------------






                     ---------------------------------------

SHARES OF THE WILSHIRE VARIABLE INSURANCE TRUST ARE SOLD ONLY AS THE UNDERLYING
  INVESTMENT FOR VARIABLE ANNUITY CONTRACTS ISSUED BY INSURANCE COMPANIES. THIS
   REPORT IS AUTHORIZED FOR USE IN CONNECTION WITH ANY OFFERING OF THE TRUST'S
    SHARES ONLY IF ACCOMPANIED OR PRECEDED BY THE TRUST'S CURRENT PROSPECTUS.

     Shares of the Wilshire Variable Insurance Trust are distributed by SEI
                          Investments Distribution Co.


Dear Shareholders:

We are pleased to present this Semi-Annual Report to all shareholders of the
Wilshire Variable Insurance Trust (the "Trust") Target Maturity Funds (the
"Funds"). This report covers the six-month period from January 1, 2008, to June
30, 2008 (the "Period"), for the 2010 Aggressive Fund, 2010 Moderate Fund, 2010
Conservative Fund, 2015 Moderate Fund, 2025 Moderate Fund, 2035 Moderate Fund
and 2045 Moderate Fund.

MARKET ENVIRONMENT

The first half of 2008 has been one of the most challenging periods for the U.S.
economy and capital markets. The economy continues to experience a significant overhang from the correction in the housing market that began in 2007.
Employment has been weak with recent unemployment claims rising to a six year high and July's unemployment rate at 5.7%. GDP growth has been muted for several quarters with recent quarters being revised downward. The second quarter GDP grew at a 1.9% rate, boosted by the $80 billion tax rebate program. First quarter growth was revised down to 0.9%, and the 4th quarter of 2007 was revised downward to -0.2%. While technically not in a recession (which traditionally is defined as two consecutive quarters of negative GDP growth), the economy will continue to face numerous challenges for the remainder of the year.

There are some bright spots. Interest rates continue to remain low, with the
Fed's recent decision to maintain the Fed Funds rate at 2%. Although inflation is running at a 4.1% annual rate for the year ended June 30, recent declines in oil prices and other commodities have reduced the pressure on the Fed to raise rates to tamp down a higher inflation. While housing prices continue to decline in most markets, the June index for sales contracts rose 5.3%, a leading indicator of existing home sales. The Government's housing legislation to shore up Fannie Mae and Freddie Mac is expected to reduce foreclosures. Lastly, productivity has shown surprising strength.

The U.S. stock market has experienced significant volatility over the past six months as investors have wrestled with the many challenges facing the economy.
During the first quarter, the market declined significantly in reaction to numerous factors, notably the weak economic data, the collapse of Bear Stearns and rising energy prices. Then in mid-March, stocks began to rally but by early
May, investors began selling again with declining stock prices continuing through the month of June. For the six months ended June 30, the Dow Jones
Wilshire 5000 Index, the broadest measure of the stock market, declined 10.9%.
Value stocks fell 13.6%, trailing growth stocks which declined only 9.1%.
Financial stocks, which comprise 14% of the overall market and 28% of value stocks, declined nearly 30% for the six months. Energy stocks, making up 16% of the market, were up over 8%. But there were dramatic swings in both sectors throughout the market, making it very difficult for investors to take advantage of any long-term trends.

In many ways, this created a two decision market. Investors who made the right call underweighting Financials and overweighting Energy stocks looked like heroes. Unfortunately there weren't many heroes around for the past six months.

Overseas stock markets have also been affected by weak local economies. For the six months, non-U.S. equity markets, measured by the MSCI EAFE index, declined
11%, in line with the returns of U.S. stocks. Unfortunately, investors did not benefit by diversifying their equity holdings globally. World economies are all being impacted by the same factors, including rising commodity prices, inflation pressures, weak local housing markets, and the pressure on companies in the financial sector. Consequently, global equity markets are all struggling.

The U.S. bond market, while not experiencing the magnitude of negative returns as common stocks, has also been under severe pressure. Since the summer of 2007, credit markets have been digesting billions of dollars of losses associated with subprime mortgages. For many months now, liquidity in the bond market has been nonexistent, making it difficult for bond managers to transact in their portfolios. Although the general level of interest rates has not changed significantly, the yield curve now reflects a more normal pattern with short term rates below long term rates. All of this has contributed to negative returns for the Period of 1-2% for corporate and mortgage bonds vs. a positive return over 2% for U.S. Treasuries.

Thank you for your continued confidence in Wilshire Associates.

Sincerely,

/s/ Lawrence E. Davanzo

Lawrence E. Davanzo
President

                                        1


--------------------------------------------------------------------------------

WILSHIRE VARIABLE INSURANCE TRUST
2010 AGGRESSIVE FUND                                                      [LOGO]
COMMENTARY

--------------------------------------------------------------------------------

                           AVERAGE ANNUAL TOTAL RETURN


SIX MONTHS ENDED 06/30/08* ............................................   (8.58)%
ONE YEAR ENDED 06/30/08 ...............................................   (9.33)%
INCEPTION (05/1/06) THROUGH 06/30/08 ..................................    0.25%


THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE
FUTURE RESULTS. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER. THE INVESTMENT
RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT SHARES, WHEN
REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. RETURNS ASSUME
REINVESTMENT OF ALL DISTRIBUTIONS. ANNUITY CONTRACT FEES ARE NOT REFLECTED IN
RETURNS.

*     NOT ANNUALIZED.

Since inception, certain fees and expenses were waived and reimbursed. For the six months ended June 30, 2008, fees totaling 8.40% of average net assets were waived and reimbursed. Without such waivers and reimbursements, total returns would have been lower.

                          PORTFOLIO SECTOR WEIGHTING**
                              (As of June 30, 2008)

                                   [PIE CHART]


WILSHIRE VARIABLE INSURANCE TRUST EQUITY FUND                              36.4%
WILSHIRE VARIABLE INSURANCE TRUST SHORT-TERM INVESTMENT FUND               23.1%
WILSHIRE VARIABLE INSURANCE TRUST INTERNATIONAL EQUITY FUND                16.7%
WILSHIRE VARIABLE INSURANCE TRUST INCOME FUND                              15.6%
WILSHIRE VARIABLE INSURANCE TRUST SMALL CAP GROWTH FUND                     8.2%


The 2010 Aggressive Fund's (the "Fund") investment objective is to provide high total return until its target retirement date. Thereafter, the Fund's objective will be to seek high current income and, as a secondary objective, capital appreciation. The investment objective of the Fund may be changed without a shareholder vote. The chart above provides an illustrative allocation among the underlying funds and the actual allocations may vary from time to time.

The 2010 Aggressive Fund returned -8.83% for the six-month period ending June
30, 2008 (the "Period"). Although the Fund underperformed its custom blended benchmark for the period, it benefited from its diversified exposure to multiple asset classes. After a sharp fall off during the first quarter, financial markets stabilized during the second quarter. The fund's exposures to international stocks and small cap stocks benefited investors during this period. The Fund's investment in fixed income hurt portfolio performance as bonds slumped as interest rates spiked across the yield curve and inflation rose. Over the Period, the Fund maintained approximately 63% of its assets in a diversified portfolio of domestic and international equities while invested the remaining 37% of its assets in high credit-quality intermediate-term and short-term bonds.

The Fund attempts to achieve its objective by investing in other funds. You may invest in the underlying funds directly. By investing in the underlying funds indirectly through the Fund, you will incur not only the expenses of the underlying funds, but also the expenses of the Fund. The Fund is subject to the risks of the underlying funds it holds.

**    BASED ON PERCENT OF FUND'S TOTAL LONG-TERM INVESTMENTS' MARKET VALUE.

                                        2


--------------------------------------------------------------------------------

WILSHIRE VARIABLE INSURANCE TRUST
2010 MODERATE FUND                                                        [LOGO]
COMMENTARY

--------------------------------------------------------------------------------

                           AVERAGE ANNUAL TOTAL RETURN


SIX MONTHS ENDED 06/30/08* ............................................   (6.23)%
ONE YEAR ENDED 06/30/08 ...............................................   (6.00)%
INCEPTION (05/1/06) THROUGH 06/30/08 ..................................    1.17%


THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE
FUTURE RESULTS. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER. THE INVESTMENT
RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT SHARES, WHEN
REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. RETURNS ASSUME
REINVESTMENT OF ALL DISTRIBUTIONS. ANNUITY CONTRACT FEES ARE NOT REFLECTED IN
RETURNS.

*     NOT ANNUALIZED.

Since inception, certain fees and expenses were waived and reimbursed. For the six months ended June 30, 2008, fees totaling 2.93% of average net assets were waived and reimbursed. Without such waivers and reimbursements, total returns would have been lower.

                          PORTFOLIO SECTOR WEIGHTING**
                              (As of June 30, 2008)

                                   [PIE CHART]


WILSHIRE VARIABLE INSURANCE TRUST SHORT-TERM INVESTMENT FUND               34.2%
WILSHIRE VARIABLE INSURANCE TRUST EQUITY FUND                              26.6%
WILSHIRE VARIABLE INSURANCE TRUST INCOME FUND                              16.4%
WILSHIRE VARIABLE INSURANCE TRUST INTERNATIONAL EQUITY FUND                12.7%
WILSHIRE VARIABLE INSURANCE TRUST SMALL CAP GROWTH FUND                    10.1%


The 2010 Moderate Fund's (the "Fund") investment objective is to provide high total return until its target retirement date. Thereafter, the Fund's objective will be to seek high current income and, as a secondary objective, capital appreciation. The investment objective of the Fund may be changed without a shareholder vote. The chart above provides an illustrative allocation among the underlying funds and the actual allocations may vary from time to time.

The 2010 Moderate Fund returned -6.41% for the six-month period ending June 30,
2008 (the "Period"). Although the Fund underperformed its custom blended benchmark for the period, it benefited from its exposures to multiple asset classes. After a sharp fall off during the first quarter, financial markets stabilized during the second quarter. The fund's exposures to international stocks and small cap stocks benefited investors during this period. The Fund's investment in fixed income hurt portfolio performance as bonds slumped as interest rates spiked across the yield curve and inflation rose. Investors'
objectives of seeking current income and capital appreciation are balanced in the Fund's portfolio, which maintained approximately 50% of its assets in high-credit quality intermediate-term and short-term bond investments while invested the remaining 50% in diversified domestic and international equities.

The Fund attempts to achieve its objective by investing in other funds. You may invest in the underlying funds directly. By investing in the underlying funds indirectly through the Fund, you will incur not only the expenses of the underlying funds, but also the expenses of the Fund. The Fund is subject to the risks of the underlying funds it holds.

**    BASED ON PERCENT OF FUND'S TOTAL LONG-TERM INVESTMENTS' MARKET VALUE.

                                        3


--------------------------------------------------------------------------------

WILSHIRE VARIABLE INSURANCE TRUST
2010 CONSERVATIVE FUND                                                    [LOGO]
COMMENTARY

--------------------------------------------------------------------------------

                           AVERAGE ANNUAL TOTAL RETURN


SIX MONTHS ENDED 06/30/08* ........................                       (4.01)%
ONE YEAR ENDED 06/30/08 ...........................                       (2.74)%
INCEPTION (05/1/06) THROUGH 06/30/08 ..............                        1.99%


THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE
FUTURE RESULTS. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER. THE INVESTMENT
RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT SHARES, WHEN
REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. RETURNS ASSUME
REINVESTMENT OF ALL DISTRIBUTIONS. ANNUITY CONTRACT FEES ARE NOT REFLECTED IN
RETURNS.

*     NOT ANNUALIZED.

Since inception, certain fees and expenses were waived and reimbursed. For the six months ended June 30, 2008, fees totaling 7.64% of average net assets were waived and reimbursed. Without such waivers and reimbursements, total returns would have been lower.

                          PORTFOLIO SECTOR WEIGHTING**
                              (As of June 30, 2008)

                                   [PIE CHART]


WILSHIRE VARIABLE INSURANCE TRUST SHORT-TERM INVESTMENT FUND               38.9%
WILSHIRE VARIABLE INSURANCE TRUST INCOME FUND                              28.4%
WILSHIRE VARIABLE INSURANCE TRUST EQUITY FUND                              17.9%
WILSHIRE VARIABLE INSURANCE TRUST INTERNATIONAL EQUITY FUND                 9.7%
WILSHIRE VARIABLE INSURANCE TRUST SMALL CAP GROWTH FUND                     5.1%


The 2010 Conservative Fund's (the "Fund") investment objective is to provide high total return until its target retirement date. Thereafter, the Fund's objective will be to seek high current income and, as a secondary objective, capital appreciation. The investment objective of the Fund may be changed without a shareholder vote. The chart above provides an illustrative allocation among the underlying funds and the actual allocations may vary from time to time.

The 2010 Conservative Fund returned -4.18% for the six-month period ending June
30, 2008 (the "Period"). Although the Fund underperformed its custom blended benchmark for the Period, it benefited from its exposures to multiple asset classes. After a sharp fall off during the first quarter, financial markets stabilized during the second quarter. The fund's exposures to international stocks and small cap stocks benefited investors during this period. The Fund's investment in fixed income hurt portfolio performance as bonds slumped as interest rates spiked across the yield curve and inflation rose. For conservative investors seeking current income and preservation of capital, the
Fund maintained approximately 65% of its assets in high-credit quality intermediate-term and short-term bond investments over the Period.

The Fund attempts to achieve its objective by investing in other funds. You may invest in the underlying funds directly. By investing in the underlying funds indirectly through the Fund, you will incur not only the expenses of the underlying funds, but also the expenses of the Fund. The Fund is subject to the risks of the underlying funds it holds.

**    BASED ON PERCENT OF FUND'S TOTAL LONG-TERM INVESTMENTS' MARKET VALUE.

                                        4


--------------------------------------------------------------------------------

WILSHIRE VARIABLE INSURANCE TRUST
2015 MODERATE FUND                                                        [LOGO]
COMMENTARY

--------------------------------------------------------------------------------

                           AVERAGE ANNUAL TOTAL RETURN


SIX MONTHS ENDED 06/30/08* ............................................   (7.22)%
ONE YEAR ENDED 06/30/08 ...............................................   (7.37)%
INCEPTION (05/1/06) THROUGH 06/30/08 ..................................    1.04%


THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE
FUTURE RESULTS. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER. THE INVESTMENT
RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT SHARES, WHEN
REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. RETURNS ASSUME
REINVESTMENT OF ALL DISTRIBUTIONS. ANNUITY CONTRACT FEES ARE NOT REFLECTED IN
RETURNS.

*     NOT ANNUALIZED.

Since inception, certain fees and expenses were waived and reimbursed. For the six months ended June 30, 2008, fees totaling 0.85% of average net assets were waived and reimbursed. Without such waivers and reimbursements, total returns would have been lower.

                          PORTFOLIO SECTOR WEIGHTING**
                              (As of June 30, 2008)

                                   [PIE CHART]


WILSHIRE VARIABLE INSURANCE TRUST EQUITY FUND                              30.5%
WILSHIRE VARIABLE INSURANCE TRUST SHORT-TERM INVESTMENT FUND               25.0%
WILSHIRE VARIABLE INSURANCE TRUST INCOME FUND                              19.7%
WILSHIRE VARIABLE INSURANCE TRUST INTERNATIONAL EQUITY FUND                14.6%
WILSHIRE VARIABLE INSURANCE TRUST SMALL CAP GROWTH FUND                    10.2%


The 2015 Moderate Fund's (the "Fund") investment objective is to provide high total return until its target retirement date. Thereafter, the Fund's objective will be to seek high current income and, as a secondary objective, capital appreciation. The investment objective of the Fund may be changed without a shareholder vote. The chart above provides an illustrative allocation among the underlying funds and the actual allocations may vary from time to time.

The 2015 Moderate Fund returned -7.47% for the six-month period ending June 30,
2008 (the "Period"). Most of the underperformance was driven by the weak first quarter in both equity and fixed income markets. The Fund benefited from its equity exposures to international stocks as foreign equity market's return was strong for the Period. Although the Fund underperformed its custom blended benchmark for the Period, it benefited from its exposures to multiple asset classes. After a sharp fall off during the first quarter, financial markets stabilized during the second quarter. The fund's exposures to international stocks and small cap stocks benefited investors during this period. The Fund's investment in fixed income hurt portfolio performance as bonds slumped as interest rates spiked across the yield curve and inflation rose. Investors'
objectives of seeking current income and capital appreciation are balanced in the Fund's portfolio, which maintained approximately 43% of its assets in high-credit quality intermediate-term and short-term bond investments while invested the remaining 57% in diversified domestic and international equities.

The Fund attempts to achieve its objective by investing in other funds. You may invest in the underlying funds directly. By investing in the underlying funds indirectly through the Fund, you will incur not only the expenses of the underlying funds, but also the expenses of the Fund. The Fund is subject to the risks of the underlying funds it holds.

**    BASED ON PERCENT OF FUND'S TOTAL LONG-TERM INVESTMENTS' MARKET VALUE.

                                        5


--------------------------------------------------------------------------------

WILSHIRE VARIABLE INSURANCE TRUST
2025 MODERATE FUND                                                        [LOGO]
COMMENTARY

--------------------------------------------------------------------------------

                           AVERAGE ANNUAL TOTAL RETURN


SIX MONTHS ENDED 06/30/08* ............................................   (8.64)%
ONE YEAR ENDED 06/30/08 ...............................................   (9.20)%
INCEPTION (05/1/06) THROUGH 06/30/08 ..................................    0.49%


THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE
FUTURE RESULTS. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER. THE INVESTMENT
RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT SHARES, WHEN
REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. RETURNS ASSUME
REINVESTMENT OF ALL DISTRIBUTIONS. ANNUITY CONTRACT FEES ARE NOT REFLECTED IN
RETURNS.

*     NOT ANNUALIZED.

Since inception, certain fees and expenses were waived and reimbursed. For the six months ended June 30, 2008, fees totaling 0.92% of average net assets were waived and reimbursed. Without such waivers and reimbursements, total returns would have been lower.

                          PORTFOLIO SECTOR WEIGHTING**
                              (As of June 30, 2008)

                                   [PIE CHART]


WILSHIRE VARIABLE INSURANCE TRUST EQUITY FUND                              40.4%
WILSHIRE VARIABLE INSURANCE TRUST SHORT-TERM INVESTMENT FUND               17.9%
WILSHIRE VARIABLE INSURANCE TRUST INCOME FUND                              16.7%
WILSHIRE VARIABLE INSURANCE TRUST INTERNATIONAL EQUITY FUND                14.7%
WILSHIRE VARIABLE INSURANCE TRUST SMALL CAP GROWTH FUND                    10.3%


The 2025 Moderate Fund's (the "Fund") investment objective is to provide high total return until its target retirement date. Thereafter, the Fund's objective will be to seek high current income and, as a secondary objective, capital appreciation. The investment objective of the Fund may be changed without a shareholder vote. The chart above provides an illustrative allocation among the underlying funds and the actual allocations may vary from time to time.

The 2025 Moderate Fund returned -8.81% for the six-month period ending June 30,
2008 (the "Period"). Although the fund underperformed its custom blended benchmark, it benefited from its equity exposures to international stocks as foreign equity market's return was strong for the Period. The Fund's investment in fixed income hurt overall performance because bonds declined as interest rates spiked across the yield curve and inflation rose. Investors' objectives of current income and capital appreciation are balanced in the Fund's portfolio, which maintained approximately 38% of its assets in high-credit quality intermediate-term and short-term bond investments while invested the remaining
62% in diversified domestic and international equities.

The Fund attempts to achieve its objective by investing in other funds. You may invest in the underlying funds directly. By investing in the underlying funds indirectly through the Fund, you will incur not only the expenses of the underlying funds, but also the expenses of the Fund. The Fund is subject to the risks of the underlying funds it holds.

**    BASED ON PERCENT OF FUND'S TOTAL LONG-TERM INVESTMENTS' MARKET VALUE.

                                        6


--------------------------------------------------------------------------------

WILSHIRE VARIABLE INSURANCE TRUST
2035 MODERATE FUND                                                        [LOGO]
COMMENTARY

--------------------------------------------------------------------------------

                           AVERAGE ANNUAL TOTAL RETURN


SIX MONTHS ENDED 06/30/08* ...........................................   (10.69)%
ONE YEAR ENDED 06/30/08 ..............................................   (12.38)%
INCEPTION (05/1/06) THROUGH 06/30/08 .................................    (0.58)%


THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE
FUTURE RESULTS. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER. THE INVESTMENT
RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT SHARES, WHEN
REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. RETURNS ASSUME
REINVESTMENT OF ALL DISTRIBUTIONS. ANNUITY CONTRACT FEES ARE NOT REFLECTED IN
RETURNS.

*     NOT ANNUALIZED.

Since inception, certain fees and expenses were waived and reimbursed. For the six months ended June 30, 2008, fees totaling 2.00% of average net assets were waived and reimbursed. Without such waivers and reimbursements, total returns would have been lower.

                          PORTFOLIO SECTOR WEIGHTING**
                              (As of June 30, 2008)

                                   [PIE CHART]


WILSHIRE VARIABLE INSURANCE TRUST EQUITY FUND                              48.5%
WILSHIRE VARIABLE INSURANCE TRUST INTERNATIONAL EQUITY FUND                17.8%
WILSHIRE VARIABLE INSURANCE TRUST SMALL CAP GROWTH FUND                    12.5%
WILSHIRE VARIABLE INSURANCE TRUST INCOME FUND                              10.6%
WILSHIRE VARIABLE INSURANCE TRUST SHORT-TERM INVESTMENT FUND               10.6%


The 2035 Moderate Fund's (the "Fund") investment objective is to provide high total return until its target retirement date. Thereafter, the Fund's objective will be to seek high current income and, as a secondary objective, capital appreciation. The investment objective of the Fund may be changed without a shareholder vote. The chart above provides an illustrative allocation among the underlying funds and the actual allocations may vary from time to time.

The 2035 Moderate Fund returned -10.92% for the six-month period ending June 30,
2008 (the "Period"). Although the Fund underperformed its custom blended benchmark for the period, it benefited from its diversified exposure to multiple asset classes. After a sharp fall off during the first quarter, financial markets stabilized during the second quarter. The fund's exposures to international stocks and small cap stocks benefited investors during this period. The Fund's investment in fixed income hurt overall performance because bonds declined as interest rates spiked across the yield curve and inflation rose. Investors' primary objective of capital appreciation is balanced current income generation in this Fund's portfolio. Over the period, its portfolio was invested approximately 80% in diversified domestic and international equities while remaining 20% in high-credit quality intermediate-term and short-term bonds.

The Fund attempts to achieve its objective by investing in other funds. You may invest in the underlying funds directly. By investing in the underlying funds indirectly through the Fund, you will incur not only the expenses of the underlying funds, but also the expenses of the Fund. The Fund is subject to the risks of the underlying funds it holds.

**    BASED ON PERCENT OF FUND'S TOTAL LONG-TERM INVESTMENTS' MARKET VALUE.

                                        7


--------------------------------------------------------------------------------

WILSHIRE VARIABLE INSURANCE TRUST
2045 MODERATE FUND                                                        [LOGO]
COMMENTARY

--------------------------------------------------------------------------------

                           AVERAGE ANNUAL TOTAL RETURN


SIX MONTHS ENDED 06/30/08* ...........................................   (12.57)%
ONE YEAR ENDED 06/30/08 ..............................................   (15.50)%
INCEPTION (05/1/06) THROUGH 06/30/08 .................................    (1.75)%


THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE
FUTURE RESULTS. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER. THE INVESTMENT
RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT SHARES, WHEN
REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. RETURNS ASSUME
REINVESTMENT OF ALL DISTRIBUTIONS. ANNUITY CONTRACT FEES ARE NOT REFLECTED IN
RETURNS.

*     NOT ANNUALIZED.

Since inception, certain fees and expenses were waived and reimbursed. For the six months ended June 30, 2008, fees totaling 4.03% of average net assets were waived and reimbursed. Without such waivers and reimbursements, total returns would have been lower.

                          PORTFOLIO SECTOR WEIGHTING**
                              (As of June 30, 2008)

                                   [PIE CHART]


WILSHIRE VARIABLE INSURANCE TRUST EQUITY FUND                              62.0%
WILSHIRE VARIABLE INSURANCE TRUST INTERNATIONAL EQUITY FUND                22.1%
WILSHIRE VARIABLE INSURANCE TRUST SMALL CAP GROWTH FUND                    11.6%
WILSHIRE VARIABLE INSURANCE TRUST INCOME FUND                               3.2%
WILSHIRE VARIABLE INSURANCE TRUST SHORT-TERM INVESTMENT FUND                1.1%


The 2045 Moderate Fund's (the "Fund") investment objective is to provide high total return until its target retirement date. Thereafter, the Fund's objective will be to seek high current income and, as a secondary objective, capital appreciation. The investment objective of the Fund may be changed without a shareholder vote. The chart above provides an illustrative allocation among the underlying funds and the actual allocations may vary from time to time.

The 2045 Moderate Fund returned -12.88 % for the six-month period ending June
30, 2008 (the "Period"). Although the Fund underperformed its custom blended benchmark for the period, it benefited from its diversified exposure to multiple asset classes. After a sharp fall off during the first quarter, financial markets stabilized during the second quarter. The fund's exposures to international stocks and small cap stocks benefited investors during this period. Given the long investment horizon of the Fund's investors, the Fund's primary investment objective is capital appreciation. Over the Period, the Fund maintained consistent equity exposures to both domestic and international equities, allocating approximately 96% to equity. It is expected, however, as the Fund moves closer to its targeted retirement or maturity date, its portfolio will gradually become less equity-oriented and more balanced with higher fixed income allocations.

The Fund attempts to achieve its objective by investing in other funds. You may invest in the underlying funds directly. By investing in the underlying funds indirectly through the Fund, you will incur not only the expenses of the underlying funds, but also the expenses of the Fund. The Fund is subject to the risks of the underlying funds it holds.

**    BASED ON PERCENT OF FUND'S TOTAL LONG-TERM INVESTMENTS' MARKET VALUE.

                                        8


--------------------------------------------------------------------------------

WILSHIRE VARIABLE INSURANCE TRUST
DISCLOSURE OF FUND EXPENSES                                               [LOGO]
FOR THE SIX MONTH PERIOD ENDED JUNE 30, 2008 (UNAUDITED)

--------------------------------------------------------------------------------

We believe it is important for you to understand the impact of fees regarding your investment. All mutual funds have operating expenses. As a shareholder of a mutual fund, you incur ongoing costs, which include costs for investment advisory, administrative services, distribution and/or shareholder services and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund's gross income, directly reduce the investment return of the Fund. A fund's expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing fees (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

This table illustrates your Fund's costs in two ways:

ACTUAL FUND RETURN: This section helps you to estimate the actual expenses, after any applicable fee waivers, that you paid over the period. The "Ending
Account Value" shown is derived from the Fund's ACTUAL return for the period, the "Expense Ratio" column shows the period's annualized expense ratio, and the
"Expenses Paid During Period" column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund at the beginning of the period.

You may use the information here, together with your account value, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Fund in the first line under the heading entitled "Expenses Paid During Period."

HYPOTHETICAL 5% RETURN: This section is intended to help you compare your Fund's costs with those of other mutual funds. The "Ending Account Value" shown is derived from hypothetical account values and hypothetical expenses based on the
Fund's actual expense ratio and assumed rate of return. It assumes that the Fund had an annual return of 5% before expenses, but that the expense ratio is unchanged. In this case, because the return used is NOT the Fund's actual return, the results do not apply to your investment. This example is useful in making comparisons to other mutual funds because the Securities and Exchange
Commission requires all mutual funds to calculate expenses based on an assumed
5% annual return. You can assess your Fund's ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight and help you compare your ONGOING costs only and do not reflect any transactional costs such as sales charges (loads), redemption fees, or exchange fees. Wilshire
Variable Insurance Trust has no such charges or fees, but they may be present in other funds to which you compare this data. Therefore, the hypothetical portions of the table are useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds.

                                        9


--------------------------------------------------------------------------------

WILSHIRE VARIABLE INSURANCE TRUST
DISCLOSURE OF FUND EXPENSES - (CONTINUED)                                 [LOGO]
FOR THE SIX MONTH PERIOD ENDED JUNE 30, 2008 (UNAUDITED)

--------------------------------------------------------------------------------


                                Beginning     Ending
                                 Account      Account                          Expenses Paid
                                  Value        Value        Expense            During Period
                                01/01/2008   06/30/2008   Ratio(1)(2)   01/01/2008-06/30/2008(3)(4)
                                ----------   ----------   -----------   ---------------------------
2010 AGGRESSIVE FUND
---------------------------------------------------------------------------------------------------
Actual Fund Return ..........   $ 1,000.00   $   914.20      0.50%                $ 2.38
Hypothetical 5% Return ......   $ 1,000.00   $ 1,022.38      0.50%                $ 2.51

2010 MODERATE FUND
---------------------------------------------------------------------------------------------------
Actual Fund Return ..........   $ 1,000.00   $   937.70      0.50%                $ 2.41
Hypothetical 5% Return ......   $ 1,000.00   $ 1,022.38      0.50%                $ 2.51

2010 CONSERVATIVE FUND
---------------------------------------------------------------------------------------------------
Actual Fund Return ..........   $ 1,000.00   $   959.90      0.50%                $ 2.44
Hypothetical 5% Return ......   $ 1,000.00   $ 1,022.38      0.50%                $ 2.51

2015 MODERATE FUND
---------------------------------------------------------------------------------------------------
Actual Fund Return ..........   $ 1,000.00   $   927.80      0.50%                $ 2.40
Hypothetical 5% Return ......   $ 1,000.00   $ 1,022.38      0.50%                $ 2.51

2025 MODERATE FUND
---------------------------------------------------------------------------------------------------
Actual Fund Return ..........   $ 1,000.00   $   913.60      0.50%                $ 2.38
Hypothetical 5% Return ......   $ 1,000.00   $ 1,022.38      0.50%                $ 2.51

2035 MODERATE FUND
---------------------------------------------------------------------------------------------------
Actual Fund Return ..........   $ 1,000.00   $   893.10      0.50%                $ 2.35
Hypothetical 5% Return ......   $ 1,000.00   $ 1,022.38      0.50%                $ 2.51

2045 MODERATE FUND
---------------------------------------------------------------------------------------------------
Actual Fund Return ..........   $ 1,000.00   $   874.30      0.50%                $ 2.33
Hypothetical 5% Return ......   $ 1,000.00   $ 1,022.38      0.50%                $ 2.51


----------
(1)   THE EXPENSE RATIO DOES NOT INCLUDE THE EXPENSES OF THE UNDERLYING FUNDS.

(2)   ANNUALIZED, BASED ON THE FUND'S EXPENSES FOR THE PERIOD.

(3)   EXPENSES ARE EQUAL TO THE FUND'S ANNUALIZED EXPENSE RATIO MULTIPLIED BY
      THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY THE NUMBER OF
      DAYS IN THE PERIOD, THEN DIVIDED BY 366.

(4)   EXPENSES SHOWN DO NOT INCLUDE ANNUITY CONTRACT FEES.

                                       10


--------------------------------------------------------------------------------

WILSHIRE VARIABLE INSURANCE TRUST
SCHEDULES OF INVESTMENTS                                                  [LOGO]
JUNE 30, 2008 (UNAUDITED)

--------------------------------------------------------------------------------

                              2010 AGGRESSIVE FUND
                              --------------------


   Shares                                                              Value
------------                                                       ------------
INVESTMENTS IN UNDERLYING FUNDS -- 97.8%
      18,914   Wilshire Variable Insurance Trust
               Equity Fund* .....................................   $    376,012
      13,352   Wilshire Variable Insurance Trust
               Income Fund* .....................................        161,026
      11,534   Wilshire Variable Insurance Trust
               International Equity Fund* .......................        172,080
      22,198   Wilshire Variable Insurance Trust
               Short-Term Fund* .................................        238,182
       6,286   Wilshire Variable Insurance Trust
               Small Cap Growth Fund* ...........................         84,993
                                                                   ------------
Total Investments in Underlying Funds- 97.8%
(Cost $1,176,972)                                                     1,032,293

Other Assets & Liabilities, Net -- 2.2%                                  23,340
                                                                   ------------
NET ASSETS -- 100.0%                                               $  1,055,633
                                                                   ============


                               2010 MODERATE FUND
                               ------------------


   Shares                                                              Value
------------                                                       ------------
INVESTMENTS IN UNDERLYING FUNDS -- 95.7%
      38,674   Wilshire Variable Insurance Trust
               Equity Fund* .....................................   $    768,846
      39,369   Wilshire Variable Insurance Trust
               Income Fund* .....................................        474,791
      24,600   Wilshire Variable Insurance Trust
               International Equity Fund* .......................        367,025
      92,040   Wilshire Variable Insurance Trust
               Short-Term Fund* .................................        987,592
      21,611   Wilshire Variable Insurance Trust
               Small Cap Growth Fund* ...........................        292,185
                                                                   ------------
Total Investments in Underlying Funds -- 95.7%
(Cost $3,170,629)                                                     2,890,439

Other Assets & Liabilities, Net -- 4.3%                                 131,089
                                                                   ------------
NET ASSETS -- 100.0%                                               $  3,021,528
                                                                   ============


                             2010 CONSERVATIVE FUND
                             ----------------------


   Shares                                                              Value
------------                                                       ------------
INVESTMENTS IN UNDERLYING FUNDS -- 95.0%
      10,870   Wilshire Variable Insurance Trust
               Equity Fund* .....................................   $    216,104
      28,340   Wilshire Variable Insurance Trust
               Income Fund* .....................................        341,786
       7,799   Wilshire Variable Insurance Trust
               International Equity Fund* .......................        116,362
      43,597   Wilshire Variable Insurance Trust
               Short-Term Fund* .................................        467,800
       4,514   Wilshire Variable Insurance Trust
               Small Cap Growth Fund* ...........................         61,024
                                                                   ------------
Total Investments in Underlying Funds -- 95.0%
(Cost $1,277,397)                                                     1,203,076

Other Assets & Liabilities, Net -- 5.0%                                  63,433
                                                                   ------------
NET ASSETS -- 100.0%                                               $  1,266,509
                                                                   ============


                               2015 MODERATE FUND
                               ------------------


   Shares                                                              Value
------------                                                       ------------
INVESTMENTS IN UNDERLYING FUNDS -- 96.3%
     153,778   Wilshire Variable Insurance Trust
               Equity Fund* .....................................   $  3,057,097
     163,116   Wilshire Variable Insurance Trust
               Income Fund* .....................................      1,967,174
      98,232   Wilshire Variable Insurance Trust
               International Equity Fund* .......................      1,465,623
     233,551   Wilshire Variable Insurance Trust
               Short-Term Fund* .................................      2,506,005
      75,776   Wilshire Variable Insurance Trust
               Small Cap Growth Fund* ...........................      1,024,494
                                                                   ------------
Total Investments in Underlying Funds -- 96.3%
(Cost $11,064,407)                                                   10,020,393

Other Assets & Liabilities, Net -- 3.7%                                 386,853
                                                                   ------------
NET ASSETS -- 100.0%                                               $ 10,407,246
                                                                   ============


                       See Notes to Financial Statements.

                                       11


--------------------------------------------------------------------------------

WILSHIRE VARIABLE INSURANCE TRUST
SCHEDULES OF INVESTMENTS - (CONTINUED)                                    [LOGO]
JUNE 30, 2008 (UNAUDITED)

--------------------------------------------------------------------------------

                               2025 MODERATE FUND
                               ------------------


   Shares                                                              Value
------------                                                       ------------
INVESTMENTS IN UNDERLYING FUNDS -- 95.4%
     191,847   Wilshire Variable Insurance Trust
               Equity Fund* .....................................   $  3,813,914
     130,893   Wilshire Variable Insurance Trust
               Income Fund* .....................................      1,578,571
      93,396   Wilshire Variable Insurance Trust
               International Equity Fund* .......................      1,393,473
     157,643   Wilshire Variable Insurance Trust
               Short-Term Fund* .................................      1,691,510
      72,028   Wilshire Variable Insurance Trust
               Small Cap Growth Fund* ...........................        973,822
                                                                   ------------
Total Investments in Underlying Funds -- 95.4%
(Cost $10,549,934)                                                    9,451,290

Other Assets & Liabilities, Net -- 4.6%                                 456,360
                                                                   ------------
NET ASSETS -- 100.0%                                               $  9,907,650
                                                                   ============


                               2035 MODERATE FUND
                               ------------------


   Shares                                                              Value
------------                                                       ------------
INVESTMENTS IN UNDERLYING FUNDS -- 93.0%
     112,616   Wilshire Variable Insurance Trust
               Equity Fund* .....................................   $  2,238,804
      40,390   Wilshire Variable Insurance Trust
               Income Fund* .....................................        487,099
      55,162   Wilshire Variable Insurance Trust
               International Equity Fund* .......................        823,016
      45,782   Wilshire Variable Insurance Trust
               Short-Term Fund* .................................        491,245
      42,503   Wilshire Variable Insurance Trust
               Small Cap Growth Fund* ...........................        574,641
                                                                   ------------
Total Investments in Underlying Funds -- 93.0%
(Cost $5,276,797)                                                     4,614,805

Other Assets & Liabilities, Net -- 7.0%                                 345,556
                                                                   ------------
NET ASSETS -- 100.0%                                               $  4,960,361
                                                                   ============


                               2045 MODERATE FUND
                               ------------------


   Shares                                                              Value
------------                                                       ------------
INVESTMENTS IN UNDERLYING FUNDS -- 90.4%
      72,238   Wilshire Variable Insurance Trust
               Equity Fund* .....................................   $  1,436,096
       6,169   Wilshire Variable Insurance Trust
               Income Fund* .....................................         74,393
      34,312   Wilshire Variable Insurance Trust
               International Equity Fund* .......................        511,936
       2,331   Wilshire Variable Insurance Trust
               Short-Term Fund* .................................         25,009
      19,769   Wilshire Variable Insurance Trust
               Small Cap Growth Fund* ...........................        267,277
                                                                   ------------
Total Investments in Underlying Funds -- 90.4%
(Cost $2,749,106)                                                     2,314,711

Other Assets & Liabilities, Net -- 9.6%                                 244,805
                                                                   ------------
NET ASSETS -- 100.0%                                               $  2,559,516
                                                                   ============


----------
*     Affiliated fund.

                       See Notes to Financial Statements.

                                       12


--------------------------------------------------------------------------------

WILSHIRE VARIABLE INSURANCE TRUST
STATEMENTS OF ASSETS AND LIABILITIES                                      [LOGO]
JUNE 30, 2008 (UNAUDITED)

--------------------------------------------------------------------------------


                                           2010         2010         2010          2015          2025          2035         2045
                                        AGGRESSIVE    MODERATE   CONSERVATIVE    MODERATE      MODERATE      MODERATE     MODERATE
                                           FUND         FUND         FUND          FUND          FUND          FUND         FUND
                                       -----------  -----------  ------------  ------------  ------------  -----------  -----------
ASSETS:
Investments, at cost (Note 2) .......  $ 1,176,972  $ 3,170,629  $  1,277,397  $ 11,064,407  $ 10,549,934  $ 5,276,797  $ 2,749,106
                                       =========== =========== ============  ============  ============  =========== ===========
Investments, at value (Note 2)^ .....  $ 1,032,293  $ 2,890,439  $  1,203,076  $ 10,020,393  $  9,451,290  $ 4,614,805  $ 2,314,711
Cash .................................       14,913      119,399        55,719       397,624       422,724      313,093      201,516
Receivable for Fund shares sold ......        1,197        7,985         1,664        43,191        38,906       28,603       36,639
Due from Adviser (Note 3) ............       14,539       10,401        13,110            --           675       10,475       13,472
Other assets .........................           42          159            51           979           463          281          172
                                       -----------  -----------  ------------  ------------  ------------  -----------  -----------
Total Assets .........................  $ 1,062,984  $ 3,028,383  $  1,273,620  $ 10,462,187  $  9,914,058  $ 4,967,257  $ 2,566,510
                                       -----------  -----------  ------------  ------------  ------------  -----------  -----------
LIABILITIES:
Payable for Fund shares
   redeemed ..........................           --           --            --        42,852            --           --           --
Investment advisory fees payable
   (Note 3) ..........................           --           --            --         5,681            --           --           --
Administration and Accounting
   fees payable ......................        2,189        2,186         2,189         2,177         2,178        2,184        2,187
Chief Compliance Officer fees ........           18           26            21            60            56           35           25
Transfer Agent fees payable ..........        3,633        3,633         3,633         3,633         3,633        3,633        3,633
Custody fees payable .................          680          561           496           538           541          723          566
Accrued expenses and
   other payables ....................          831          449           772            --            --          321          583
                                       -----------  -----------  ------------  ------------  ------------  -----------  -----------
Total Liabilities ....................        7,351        6,855         7,111        54,941         6,408        6,896        6,994
                                       -----------  -----------  ------------  ------------  ------------  -----------  -----------
NET ASSETS ...........................  $ 1,055,633  $ 3,021,528  $  1,266,509  $ 10,407,246  $  9,907,650  $ 4,960,361  $ 2,559,516
                                       =========== =========== ============  ============  ============  =========== ===========
NET ASSETS CONSIST OF:
Undistributed net
   investment income .................  $    34,725  $    84,985  $     35,126  $    265,630  $    229,709  $   128,228  $    69,518
Accumulated net realized gain
   on investments ....................       25,622       47,749        19,458       180,167       187,928       90,276       77,133
Net unrealized depreciation
   of investments ....................     (144,679)    (280,190)      (74,321)   (1,044,014)   (1,098,644)    (661,992)    (434,395)
Paid-in Capital ......................    1,139,965    3,168,984     1,286,246    11,005,463    10,588,657    5,403,849    2,847,260
                                       -----------  -----------  ------------  ------------  ------------  -----------  -----------
NET ASSETS ...........................  $ 1,055,633  $ 3,021,528 $ 1,266,509  $ 10,407,246  $  9,907,650  $ 4,960,361 $ 2,559,516
                                       =========== =========== ============  ============  ============  =========== ===========
SHARES OUTSTANDING:
(Unlimited shares authorized) ........      105,387     295,216      122,920     1,024,883       986,227      503,037     266,688
                                       =========== =========== ============  ============  ============  =========== ===========
NET ASSET VALUE:
(Offering and redemption price
   per share) ........................  $     10.02  $    10.23  $     10.30  $      10.15  $      10.05  $      9.86  $      9.60
                                       =========== =========== ============  ============  ============  =========== ===========


^     Represents value of investments in affiliated funds.

                       See Notes to Financial Statements.

                                       13


--------------------------------------------------------------------------------

WILSHIRE VARIABLE INSURANCE TRUST
STATEMENTS OF OPERATIONS                                                  [LOGO]
FOR THE SIX MONTHS ENDED JUNE 30, 2008 (UNAUDITED)

--------------------------------------------------------------------------------


                                          2010         2010          2010          2015          2025          2035         2045
                                       AGGRESSIVE    MODERATE    CONSERVATIVE    MODERATE      MODERATE      MODERATE     MODERATE
                                          FUND         FUND          FUND          FUND          FUND          FUND         FUND
                                       -----------  -----------  ------------  ------------  ------------  -----------  -----------
INVESTMENT INCOME:
Interest .............................  $        67  $       499  $        191  $      1,800  $      2,742  $     1,485  $       786
                                       -----------  -----------  ------------  ------------  ------------  -----------  -----------
   Total Income ......................           67          499           191         1,800         2,742        1,485          786
                                       -----------  -----------  ------------  ------------  ------------  -----------  -----------
EXPENSES
Investment advisory fees
   (Note 3) ..........................        1,802        5,054         1,984        16,254        15,158        7,374        3,740
Administration and Accounting
   fees (Note 3) .....................       31,041       31,041        31,041        31,041        31,041       31,041       31,041
Chief Compliance Officer fees ........           29           81            32           262           247          121           61
Custodian fees .......................        3,239        3,305         3,297         3,250         3,242        3,272        3,339
Transfer agent fees ..................        8,634        8,634         8,634         8,634         8,634        8,634        8,634
Professional fees ....................           27           97            43           397           303          119           50
Printing fees ........................           59          145            59           845         1,087          753          403
Pricing out-of-pocket expenses .......          919          921           919           932           928          921          919
Trustees' fees and expenses
   (Note 3) ..........................            2           10             4            34            28           13            7
Other ................................           93          256           104           835           738          368          188
                                       -----------  -----------  ------------  ------------  ------------  -----------  -----------
   Total Expenses ....................       45,845       49,544        46,117        62,484        61,406       52,616       48,382
                                       -----------  -----------  ------------  ------------  ------------  -----------  -----------
Fees waived and reimbursed by
   investment adviser (Note 2) .......      (43,271)     (42,324)      (43,283)      (39,264)      (39,752)     (42,082)     (43,039)
                                       -----------  -----------  ------------  ------------  ------------  -----------  -----------
   Net expenses ......................        2,574        7,220         2,834        23,220        21,654       10,534        5,343
                                       -----------  -----------  ------------  ------------  ------------  -----------  -----------
NET INVESTMENT INCOME/(LOSS) .........       (2,507)      (6,721)       (2,643)      (21,420)      (18,912)      (9,049)      (4,557)
                                       -----------  -----------  ------------  ------------  ------------  -----------  -----------
NET REALIZED AND UNREALIZED
   GAIN/(LOSS) ON INVESTMENTS
   (NOTES 2 AND 5)
Net realized gain/(loss) from:
   Sales of investments in
     affiliated funds ................       (4,967)      (5,306)       (1,227)      (13,248)       (7,281)     (39,210)     (19,323)
Net change in unrealized
   appreciation/(depreciation) of:
   Investments in affiliated funds ...      (86,233)    (160,388)      (42,266)     (652,062)     (717,149)    (397,148)    (252,348)
                                       -----------  -----------  ------------  ------------  ------------  -----------  -----------
Net realized and unrealized
   gain/(loss) on investments
   in affiliated funds ...............      (91,200)    (165,694)      (43,493)     (665,310)     (724,430)    (436,358)    (271,671)
                                       -----------  -----------  ------------  ------------  ------------  -----------  -----------
NET INCREASE/(DECREASE) IN
   NET ASSETS RESULTING
   FROM OPERATIONS ..................  $   (93,707) $ (172,415) $   (46,136) $   (686,730) $   (743,342) $  (445,407) $ (276,228)
                                       =========== =========== ============  ============  ============  =========== ===========


                       See Notes to Financial Statements.

                                       14


--------------------------------------------------------------------------------

WILSHIRE VARIABLE INSURANCE TRUST
STATEMENTS OF CHANGES IN NET ASSETS                                       [LOGO]
FOR THE SIX MONTHS ENDED JUNE 30, 2008 (UNAUDITED)

--------------------------------------------------------------------------------


                                      2010           2010          2010           2015           2025         2035          2045
                                   AGGRESSIVE      MODERATE    CONSERVATIVE     MODERATE       MODERATE     MODERATE      MODERATE
                                      FUND           FUND          FUND           FUND           FUND         FUND          FUND
                                   -----------   -----------   ------------   ------------   -----------   -----------   ----------
OPERATIONS:
Net investment income ...........   $    (2,507)  $    (6,721)  $     (2,643)  $    (21,420)  $   (18,912)  $    (9,049)  $   (4,557)
Net realized gain/(loss) on
   investments and distributions
   from affiliated funds ........        (4,967)       (5,306)        (1,227)       (13,248)       (7,281)      (39,210)     (19,323)
Net change in unrealized
   appreciation/(depreciation)
   of investments of
   affiliates ...................       (86,233)     (160,388)       (42,266)      (652,062)     (717,149)     (397,148)    (252,348)
                                   -----------   -----------   ------------   ------------   -----------   -----------   ----------
Net increase/(decrease) in
   net assets resulting from
   operations ...................       (93,707)     (172,415)       (46,136)      (686,730)     (743,342)     (445,407)    (276,228)
                                   -----------   -----------   ------------   ------------   -----------   -----------   ----------

CAPITAL STOCK TRANSACTIONS:
   (DOLLARS)
   Shares sold ..................       161,378       792,841        341,414      3,437,525     3,765,454     1,975,872    1,126,597
   Shares issued as reinvestment
     of distributions ...........            --            --             --             --            --            --           --
   Shares redeemed ..............       (44,748)     (210,203)       (50,368)      (898,749)     (142,355)     (176,997)    (150,947)
                                   -----------   -----------   ------------   ------------   -----------   -----------   ----------
Net increase in net assets from
   capital stock transactions ...       116,630       582,638        291,046      2,538,776     3,623,099     1,798,875      975,650
                                   -----------   -----------   ------------   ------------   -----------   -----------   ----------
NET INCREASE IN NET ASSETS ......        22,923       410,223        244,910      1,852,046     2,879,757     1,353,468      699,422

NET ASSETS:
Beginning of period .............     1,032,710     2,611,305      1,021,599      8,555,200     7,027,893     3,606,893    1,860,094
                                   -----------   -----------   ------------   ------------   -----------   -----------   ----------
End of period ...................   $ 1,055,633   $ 3,021,528   $  1,266,509   $ 10,407,246   $ 9,907,650   $ 4,960,361   $2,559,516
                                   ===========   ===========   ============   ============   ===========   ===========   ==========
Undistributed net investment
   income at end of period ......   $    34,725   $    84,985   $     35,126   $    265,630   $   229,709   $   128,228   $   69,518
                                   ===========   ===========   ============   ============   ===========   ===========   ==========

CAPITAL SHARE TRANSACTIONS:
   Shares sold ..................        15,566        75,738         32,530        329,068       361,002       193,592      112,510
   Shares issued as reinvestment
     of distributions ...........            --            --             --             --            --            --           --
   Shares redeemed ..............        (4,391)      (19,946)        (4,790)       (86,112)      (13,868)      (17,329)     (15,161)
                                   -----------   -----------   ------------   ------------   -----------   -----------   ----------
Net increase in shares
   outstanding ..................        11,175        55,792         27,740        242,956       347,134       176,263       97,349
                                   ===========   ===========   ============   ============   ===========   ===========   ==========


                       See Notes to Financial Statements.

                                       15


--------------------------------------------------------------------------------

WILSHIRE VARIABLE INSURANCE TRUST
STATEMENTS OF CHANGES IN NET ASSETS                                       [LOGO]
FOR THE YEAR ENDED DECEMBER 31, 2007

--------------------------------------------------------------------------------


                                      2010          2010           2010           2015          2025          2035          2045
                                   AGGRESSIVE     MODERATE     CONSERVATIVE     MODERATE      MODERATE      MODERATE      MODERATE
                                      FUND          FUND           FUND           FUND          FUND          FUND          FUND
                                   -----------   -----------   ------------   ------------   -----------   -----------   ----------
OPERATIONS:
Net investment income ...........   $    14,206   $    52,276   $     26,185   $    150,147   $   101,788   $    35,207   $    8,658
Net realized gain on investments
   and distributions from
   affiliated funds .............        51,517        90,276         30,116        328,225       339,852       229,408      159,662
Net change in unrealized
   appreciation/depreciation
   of investments of
   affiliates ...................       (58,868)     (118,941)       (27,633)      (390,188)     (390,236)     (267,269)    (185,236)
                                   -----------   -----------   ------------   ------------   -----------   -----------   ----------
Net increase/(decrease) in
   net assets resulting from
   operations ...................         6,855        23,611         28,668         88,184        51,404        (2,654)     (16,916)
                                   -----------   -----------   ------------   ------------   -----------   -----------   ----------

DISTRIBUTIONS TO SHAREHOLDERS
   FROM:
Net investment income ...........          (450)       (4,810)       (11,345)       (36,996)      (21,133)       (1,260)         --
Net realized capital gains ......        (3,244)       (1,882)        (1,967)       (26,389)      (17,265)       (4,239)      (4,702)
                                   -----------   -----------   ------------   ------------   -----------   -----------   ----------
Total distributions to
   shareholders .................        (3,694)       (6,692)       (13,312)       (63,385)      (38,398)       (5,499)      (4,702)
                                   -----------   -----------   ------------   ------------   -----------   -----------   ----------

CAPITAL STOCK TRANSACTIONS:
   (DOLLARS)
Shares sold .....................       986,994     2,399,630        891,767      7,340,075     5,840,518     3,517,371    1,777,398
Shares issued as reinvestment
   of distributions .............         3,694         6,692         13,312         63,385        38,398         5,499        4,702
Shares redeemed .................      (115,724)     (116,610)      (351,574)      (807,330)     (235,680)     (231,639)    (189,203)
                                   -----------   -----------   ------------   ------------   -----------   -----------   ----------
Net increase in net assets from
   capital stock transactions ...       874,964     2,289,712        553,505      6,596,130     5,643,236     3,291,231    1,592,897
                                   -----------   -----------   ------------   ------------   -----------   -----------   ----------
NET INCREASE IN NET ASSETS ......       878,125     2,306,631        568,861      6,620,929     5,656,242     3,283,078    1,571,279

NET ASSETS:
Beginning of year ...............       154,585       304,674        452,738      1,934,271     1,371,651       323,815      288,815
                                   -----------   -----------   ------------   ------------   -----------   -----------   ----------
End of year .....................   $ 1,032,710   $ 2,611,305   $  1,021,599   $  8,555,200   $ 7,027,893   $ 3,606,893   $1,860,094
                                   ===========   ===========   ============   ============   ===========   ===========   ==========
Undistributed net investment
   income at end of year ........   $    37,232   $    91,706   $     37,769   $    287,050   $   248,621   $   137,277   $   74,075
                                   ===========   ===========   ============   ============   ===========   ===========   ==========

CAPITAL SHARE TRANSACTIONS:
Shares sold .....................        89,920       220,344         83,072        666,511       527,898       316,534      158,407
Shares issued as reinvestment
   of distributions .............           335           611          1,237          5,763         3,473           494          424
Shares redeemed .................       (10,705)      (10,630)       (32,399)       (73,938)      (21,693)      (20,896)     (16,771)
                                   -----------   -----------   ------------   ------------   -----------   -----------   ----------
Net increase in shares
   outstanding ..................        79,550       210,325         51,910        598,336       509,678       296,132      142,060
                                   ===========   ===========   ============   ============   ===========   ===========   ==========


                       See Notes to Financial Statements.

                                       16


--------------------------------------------------------------------------------

WILSHIRE VARIABLE INSURANCE TRUST
2010 AGGRESSIVE FUND                                                      [LOGO]
FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD.


                                                              SIX MONTHS
                                                                 ENDED                               FOR THE PERIOD
                                                             JUNE 30, 2008        YEAR ENDED         MAY 1, 2006 TO
                                                              (UNAUDITED)      DECEMBER 31, 2007   DECEMBER 31, 2006(1)
                                                             -------------     -----------------   --------------------
Net asset value, beginning of period .....................     $ 10.96              $ 10.54              $ 10.00
                                                               -------              -------              -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income/(loss)(2) ...........................       (0.03)                0.29                 0.44
Net realized and unrealized gain/(loss) on investments ....       (0.91)                0.16                 0.10
                                                               -------              -------              -------
Total from investment operations ..........................       (0.94)                0.45                 0.54
                                                               -------              -------              -------
LESS DISTRIBUTIONS:
From net investment income ................................          --                   --(3)                --
From capital gains ........................................          --                (0.03)                  --
                                                               -------              -------              -------
Total distributions .......................................          --                (0.03)                  --
                                                               -------              -------              -------
Net asset value, end of period ...........................     $ 10.02              $ 10.96              $ 10.54
                                                               =======              =======              =======
Total return(4) ...........................................       (8.58)%(5)            4.35%                5.40%(5)
                                                               =======              =======              =======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's) .....................     $ 1,056              $ 1,033              $   155
Operating expenses including reimbursement/waiver+ ........        0.50%(6)             0.50%                0.50%(6)
Operating expenses excluding reimbursement/waiver+ ........        8.90%(6)             8.95%               89.67%(6)
Net investment income/(loss)+ .............................       (0.49)%(6)            2.62%                6.47%(6)
Portfolio turnover rate ...................................           3%(5)                4%                  53%(5)


----------
+     These ratios do not include expenses from the underlying funds.

(1)   The Fund commenced operations May 1, 2006.

(2)   The selected per share data was calculated using the average shares outstanding method for the period. Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(3)   Less than $0.01 per share.

(4)   If you are an annuity contract owner, the total return does not reflect the expenses that apply to the separate account or related insurance policies. The inclusion of these charges would reduce the total return figures for all periods shown.

(5)   Not annualized.

(6)   Annualized.

                       See Notes to Financial Statements.

                                       17


--------------------------------------------------------------------------------

WILSHIRE VARIABLE INSURANCE TRUST
2010 MODERATE FUND                                                        [LOGO]
FINANCIAL HIGHLIGHTS - (CONTINUED)

--------------------------------------------------------------------------------

FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD.


                                                              SIX MONTHS
                                                                 ENDED                                FOR THE PERIOD
                                                             JUNE 30, 2008        YEAR ENDED          MAY 1, 2006 TO
                                                              (UNAUDITED)      DECEMBER 31, 2007   DECEMBER 31, 2006(1)
                                                             -------------     -----------------   --------------------
Net asset value, beginning of period .....................     $ 10.91              $ 10.47              $ 10.00
                                                               -------              -------              -------
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income/(loss)(2) ...........................       (0.02)                0.40                 0.75
Net realized and unrealized gain/(loss) on investments ....       (0.66)                0.07                (0.28)
                                                               -------              -------              -------
Total from investment operations ..........................       (0.68)                0.47                 0.47
                                                               -------              -------              -------
LESS DISTRIBUTIONS:
From net investment income ................................          --                (0.02)                  --
From capital gains ........................................          --                (0.01)                  --
                                                               -------              -------              -------
Total distributions .......................................          --                (0.03)                  --
                                                               -------              -------              -------
Net asset value, end of period ...........................     $ 10.23              $ 10.91              $ 10.47
                                                               =======              =======              =======
Total return(3) ...........................................       (6.23)%(4)            4.47%                4.70%(4)
                                                               =======              =======              =======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's) .....................     $ 3,022              $ 2,611              $   305
Operating expenses including reimbursement/waiver+ ........        0.50%(5)             0.50%                0.50%(5)
Operating expenses excluding reimbursement/waiver+ ........        3.43%(5)             3.60%               56.99%(5)
Net investment income/(loss)+ .............................       (0.47)%(5)            3.64%               10.85%(5)
Portfolio turnover rate ...................................           7%(4)                0%                   0%(4)


----------
+     These ratios do not include expenses from the affiliated funds.

(1)   The Fund commenced operations May 1, 2006.

(2)   The selected per share data was calculated using the average shares outstanding method for the period. Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(3)   If you are an annuity contract owner, the total return does not reflect the expenses that apply to the separate account or related insurance policies. The inclusion of these charges would reduce the total return figures for all periods shown.

(4)   Not annualized.

(5)   Annualized.

                       See Notes to Financial Statements.

                                       18


--------------------------------------------------------------------------------

WILSHIRE VARIABLE INSURANCE TRUST
2010 CONSERVATIVE FUND                                                    [LOGO]
FINANCIAL HIGHLIGHTS - (CONTINUED)

--------------------------------------------------------------------------------

FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD.


                                                              SIX MONTHS
                                                                 ENDED                                FOR THE PERIOD
                                                             JUNE 30, 2008        YEAR ENDED          MAY 1, 2006 TO
                                                              (UNAUDITED)      DECEMBER 31, 2007   DECEMBER 31, 2006(1)
                                                             -------------     -----------------   --------------------
Net asset value, beginning of period .....................     $ 10.73              $ 10.46              $ 10.00
                                                               -------              -------              -------
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income/(loss)(2) ...........................       (0.02)                0.34                 0.77
Net realized and unrealized gain/(loss) on investments ....       (0.41)                0.07                (0.31)
                                                               -------              -------              -------
Total from investment operations ..........................       (0.43)                0.41                 0.46
                                                               -------              -------              -------
LESS DISTRIBUTIONS:
From net investment income ................................          --                (0.12)                  --
From capital gains ........................................          --                (0.02)                  --
                                                               -------              -------              -------
Total distributions .......................................          --                (0.14)                  --
                                                               -------              -------              -------
Net asset value, end of period ...........................     $ 10.30              $ 10.73              $ 10.46
                                                               =======              =======              =======
Total return(3) ...........................................       (4.01)%(4)            3.93%                4.60%(4)
                                                               =======              =======              =======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's) .....................     $ 1,267              $ 1,022              $   453
Operating expenses including reimbursement/waiver+ ........        0.50%(5)             0.50%                0.50%(5)
Operating expenses excluding reimbursement/waiver+ ........        8.14%(5)             5.96%               30.69%(5)
Net investment income/(loss)+ .............................       (0.47)%(5)            3.16%               11.21%(5)
Portfolio turnover rate ...................................           4%(4)               16%                  10%(4)


----------
+     These ratios do not include expenses from the affiliated funds.

(1)   The Fund commenced operations May 1, 2006.

(2)   The selected per share data was calculated using the average shares outstanding method for the period. Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(3)   If you are an annuity contract owner, the total return does not reflect the expenses that apply to the separate account or related insurance policies. The inclusion of these charges would reduce the total return figures for all periods shown.

(4)   Not annualized.

(5)   Annualized.

                       See Notes to Financial Statements.

                                       19


--------------------------------------------------------------------------------

WILSHIRE VARIABLE INSURANCE TRUST
2015 MODERATE FUND                                                        [LOGO]
FINANCIAL HIGHLIGHTS - (CONTINUED)

--------------------------------------------------------------------------------

FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD.


                                                             SIX MONTHS
                                                                ENDED                                FOR THE PERIOD
                                                            JUNE 30, 2008         YEAR ENDED         MAY 1, 2006 TO
                                                             (UNAUDITED)      DECEMBER 31, 2007   DECEMBER 31, 2006(1)
                                                            -------------     -----------------   --------------------
Net asset value, beginning of period .....................      $  10.94             $ 10.54               $ 10.00
                                                               --------             -------               -------
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income/(loss)(2) ..........................         (0.02)               0.34                  0.61
Net realized and unrealized gain/(loss) on investments ...         (0.77)               0.14                 (0.07)
                                                               --------             -------               -------
Total from investment operations .........................         (0.79)               0.48                  0.54
                                                               --------             -------               -------
LESS DISTRIBUTIONS:
From net investment income ...............................            --               (0.05)                   --
From capital gains .......................................            --               (0.03)                   --
                                                               --------             -------               -------
Total distributions ......................................            --               (0.08)                   --
                                                               --------             -------               -------
Net asset value, end of period ...........................      $  10.15             $ 10.94               $ 10.54
                                                               ========             =======               =======
Total return(3) ..........................................         (7.22)%(4)           4.57%                 5.40%(4)
                                                               ========             =======               =======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's) .....................      $ 10,407             $ 8,555               $ 1,934
Operating expenses including reimbursement/waiver+ .......          0.50%(5)            0.50%                 0.50%(5)
Operating expenses excluding reimbursement/waiver+ .......          1.35%(5)            1.35%                 8.69%(5)
Net investment income/(loss)+ ............................         (0.46)%(5)           3.08%                 8.87%(5)
Portfolio turnover rate ..................................             3%(4)               3%                   55%(4)


----------
+     These ratios do not include expenses from the affiliated funds.

(1)   The Fund commenced operations May 1, 2006.

(2)   The selected per share data was calculated using the average shares outstanding method for the period. Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(3)   If you are an annuity contract owner, the total return does not reflect the expenses that apply to the separate account or related insurance policies. The inclusion of these charges would reduce the total return figures for all periods shown.

(4)   Not annualized.

(5)   Annualized.

                       See Notes to Financial Statements.

                                       20


--------------------------------------------------------------------------------

WILSHIRE VARIABLE INSURANCE TRUST
2025 MODERATE FUND                                                        [LOGO]
FINANCIAL HIGHLIGHTS - (CONTINUED)

--------------------------------------------------------------------------------

FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD.


                                                             SIX MONTHS
                                                                ENDED                                 FOR THE PERIOD
                                                            JUNE 30, 2008         YEAR ENDED          MAY 1, 2006 TO
                                                             (UNAUDITED)       DECEMBER 31, 2007   DECEMBER 31, 2006(1)
                                                            -------------      -----------------   --------------------
Net asset value, beginning of period .....................      $  11.00              $ 10.60               $ 10.00
                                                               --------              -------               -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income/(loss)(2) ..........................         (0.02)                0.32                  0.54
Net realized and unrealized gain/(loss) on investments ...         (0.93)                0.14                  0.06
                                                               --------              -------               -------
Total from investment operations .........................         (0.95)                0.46                  0.60
                                                               --------              -------               -------
LESS DISTRIBUTIONS:
From net investment income ...............................            --                (0.03)                   --
From capital gains .......................................            --                (0.03)                   --
                                                               --------              -------               -------
Total distributions ......................................            --                (0.06)                   --
                                                               --------              -------               -------
Net asset value, end of period ...........................      $  10.05              $ 11.00               $ 10.60
                                                               ========              =======               =======
Total return(3) ..........................................         (8.64)%(4)            4.36%                 6.00%(4)
                                                               ========              =======               =======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's) .....................      $  9,908              $ 7,028               $ 1,372
Operating expenses including reimbursement/waiver+ .......          0.50%(5)             0.50%                 0.50%(5)
Operating expenses excluding reimbursement/waiver+ .......          1.42%(5)             1.72%                12.72%(5)
Net investment income/(loss)+ ............................         (0.44)%(5)            2.85%                 7.83%(5)
Portfolio turnover rate ..................................             2%(4)                2%                   10%(4)


----------
+     These ratios do not include expenses from the affiliated funds.

(1)   The Fund commenced operations May 1, 2006.

(2)   The selected per share data was calculated using the average shares outstanding method for the period. Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(3)   If you are an annuity contract owner, the total return does not reflect the expenses that apply to the separate account or related insurance policies. The inclusion of these charges would reduce the total return figures for all periods shown.

(4)   Not annualized.

(5)   Annualized.

                       See Notes to Financial Statements.

                                       21


--------------------------------------------------------------------------------

WILSHIRE VARIABLE INSURANCE TRUST
2035 MODERATE FUND                                                        [LOGO]
FINANCIAL HIGHLIGHTS - (CONTINUED)

--------------------------------------------------------------------------------

FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD.


                                                             SIX MONTHS
                                                                ENDED                                    FOR THE PERIOD
                                                            JUNE 30, 2008            YEAR ENDED          MAY 1, 2006 TO
                                                             (UNAUDITED)          DECEMBER 31, 2007   DECEMBER 31, 2006(1)
                                                            -------------         -----------------   --------------------
Net asset value, beginning of period .....................      $  11.04                $ 10.57                $ 10.00
                                                               --------                -------                -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income/(loss)(2) ..........................         (0.02)                  0.24                   0.40
Net realized and unrealized gain/(loss) on investments ...         (1.16)                  0.24                   0.17
                                                               --------                -------                -------
Total from investment operations .........................         (1.18)                  0.48                   0.57
                                                               --------                -------                -------
LESS DISTRIBUTIONS:
From net investment income ...............................            --                     --(3)                  --
From capital gains .......................................            --                  (0.01)                    --
                                                               --------                -------                -------
Total distributions ......................................            --                  (0.01)                    --
                                                               --------                -------                -------
Net asset value, end of period ...........................      $   9.86                $ 11.04                $ 10.57
                                                               ========                =======                =======
Total return(4) ..........................................        (10.69)%(5)              4.61%                  5.70%(5)
                                                               ========                =======                =======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's) .....................      $  4,960                $ 3,607                $   324
Operating expenses including reimbursement/waiver+ .......          0.50%(6)               0.50%                  0.50%(6)
Operating expenses excluding reimbursement/waiver+ .......          2.50%(6)               3.37%                 61.49%(6)
Net investment income/(loss)+ ............................         (0.43)%(6)              2.20%                  5.78%(6)
Portfolio turnover rate ..................................             5%(5)                  0%                  4%(5)


----------
+     These ratios do not include expenses from the affiliated funds.

(1)   The Fund commenced operations May 1, 2006.

(2)   The selected per share data was calculated using the average shares outstanding method for the period. Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(3)   Amount is less than $0.01 per share.

(4)   If you are an annuity contract owner, the total return does not reflect the expenses that apply to the separate account or related insurance policies. The inclusion of these charges would reduce the total return figures for all periods shown.

(5)   Not annualized.

(6)   Annualized.

                       See Notes to Financial Statements.

                                       22


--------------------------------------------------------------------------------

WILSHIRE VARIABLE INSURANCE TRUST
2045 MODERATE FUND                                                        [LOGO]
FINANCIAL HIGHLIGHTS - (CONTINUED)

--------------------------------------------------------------------------------

FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD.


                                                             SIX MONTHS
                                                                ENDED                                  FOR THE PERIOD
                                                            JUNE 30, 2008          YEAR ENDED          MAY 1, 2006 TO
                                                             (UNAUDITED)        DECEMBER 31, 2007   DECEMBER 31, 2006(1)
                                                            -------------       -----------------   --------------------
Net asset value, beginning of period .....................       $  10.98             $ 10.59               $ 10.00
                                                                --------             -------               -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income/(loss)(2) ..........................          (0.02)               0.11                  0.26
Net realized and unrealized gain/(loss) on investments ...          (1.36)               0.31                  0.33
                                                                --------             -------               -------
Total from investment operations .........................          (1.38)               0.42                  0.59
                                                                --------             -------               -------
LESS DISTRIBUTIONS:
From net investment income ...............................             --                  --                    --
From capital gains .......................................             --               (0.03)                   --
                                                                --------             -------               -------
Total distributions ......................................             --               (0.03)                   --
                                                                --------             -------               -------
Net asset value, end of period ...........................       $   9.60             $ 10.98               $ 10.59
                                                                ========             =======               =======
Total return(3) ..........................................         (12.57)%(4)           3.95%                 5.90%(4)
                                                                ========             =======               =======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's) .....................       $  2,560             $ 1,860               $   289
Operating expenses including reimbursement/waiver+ .......           0.50%(5)            0.50%                 0.50%(5)
Operating expenses excluding reimbursement/waiver+ .......           4.53%(5)            5.67%                71.81%(5)
Net investment income/(loss)+ ............................          (0.43)%(5)           0.97%                 3.79%(5)
Portfolio turnover rate ..................................              5%(4)              14%                    0%(4)


----------
+     These ratios do not include expenses from the affiliated funds.

(1)   The Fund commenced operations May 1, 2006.

(2)   The selected per share data was calculated using the average shares outstanding method for the period. Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(3)   If you are an annuity contract owner, the total return does not reflect the expenses that apply to the separate account or related insurance policies. The inclusion of these charges would reduce the total return figures for all periods shown.

(4)   Not annualized.

(5)   Annualized.

                       See Notes to Financial Statements.

                                       23


--------------------------------------------------------------------------------

WILSHIRE VARIABLE INSURANCE TRUST
NOTES TO THE FINANCIAL STATEMENTS                                         [LOGO]
JUNE 30, 2008 (UNAUDITED)

--------------------------------------------------------------------------------

1.    Organization.

The Wilshire Variable Insurance Trust (the "Trust") is an open-end, diversified management investment company registered under the Investment Company Act of
1940 ("1940 Act"), which offers units of beneficial ownership (shares) in 14 separate investment portfolios. The portfolios presented in these financial statements are: 2010 Aggressive Fund, 2010 Moderate Fund, 2010 Conservative
Fund, 2015 Moderate Fund, 2025 Moderate Fund, 2035 Moderate Fund and 2045
Moderate Fund (collectively the "Funds", each a "Fund" of the Trust). The financial statements for the Underlying Funds are included in a separate annual report. The Funds operate under a fund of funds structure and invest substantially all of their assets in the Underlying Funds according to an asset allocation strategy designed for investors planning to retire in certain target years. Shares are presently offered to Horace Mann Life Insurance Company
("HMLIC") Separate Account, the HMLIC 401(k) Separate Account and Great American
Life Insurance Company.

FUNDS' INVESTMENT OBJECTIVES:

High total return until each respective Fund's target retirement date.
Thereafter, high current income and, as a secondary objective, capital appreciation.

2.    Significant Accounting Policies.

SECURITY VALUATION -- Investments by the Funds in Underlying Funds are valued at their net asset values as reported by the Underlying Funds.

SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Security transactions are recorded on a trade date basis. Dividend income and realized gain distributions from Underlying Funds are recorded on the ex-dividend date. Interest income accrues daily. Securities gains and losses are determined on the basis of identified cost.

DISTRIBUTIONS TO SHAREHOLDERS -- Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income, if any, are declared and paid annually. The Funds' net realized capital gains, unless offset by any available capital loss carryforward, are distributed to shareholders annually. Additional distributions of net investment income and capital gains may be made at the discretion of the Board of Trustees in order to avoid the application of a 4% non-deductible federal excise tax.

EXPENSE POLICY -- Expenses directly attributable to a Fund are charged to that
Fund. Expenses not directly attributable to a Fund are allocated proportionately among all Funds daily in relation to the net assets of each Fund or another reasonable basis. Expenses which are attributable to the Trust and the Wilshire
Mutual Funds are allocated across the Trust and the Wilshire Mutual Funds based upon relative net assets or another reasonable basis.

USE OF ESTIMATES -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the period. Actual results could differ from those estimates.

3.    Investment Advisory Fee and Other Transactions With Affiliates.

The Trust employs the Adviser to manage the investment and reinvestment of the assets of the Funds and to continuously review, oversee and administer the
Funds' investment programs.

For the six months ended June 30, 2008, the Adviser provided services and assumed expenses pursuant to the Investment Advisory Agreement, for which it received a fee based on each Fund's average daily net assets, computed daily and payable monthly, at the following annual rates:

                                       24


--------------------------------------------------------------------------------

WILSHIRE VARIABLE INSURANCE TRUST
NOTES TO THE FINANCIAL STATEMENTS - (CONTINUED)                           [LOGO]
JUNE 30, 2008 (UNAUDITED)

--------------------------------------------------------------------------------


                                                                RATE ON FUNDS
FUND                                                          AVERAGE NET ASSETS
----                                                          ------------------
2010 Aggressive Fund .....................................            0.35%
2010 Moderate Fund .......................................            0.35%
2010 Conservative Fund ...................................            0.35%
2015 Moderate Fund .......................................            0.35%
2025 Moderate Fund .......................................            0.35%
2035 Moderate Fund .......................................            0.35%
2045 Moderate Fund .......................................            0.35%


The Adviser has contractually agreed to waive fees and/or reimburse expenses through April 30, 2009, so that the annual operating expenses for each Fund for this period will not exceed 0.50% (exclusive of underlying fund fees) (the
"Expense Limitation"). Each Fund, for a period not to exceed three years from commencement of operations, will repay the Adviser any expenses in excess of the
Expense Limitation, provided the Fund is able to effect such reimbursement and remain in compliance with the Expense Limitation.

For the six months ended June 30, 2008, the Adviser waived fees and reimbursed expenses in the amounts listed below.


FUND                                                      FEES WAIVED/REIMBURSED
----                                                      ----------------------
2010 Aggressive Fund ...................................          $43,271
2010 Moderate Fund .....................................           42,324
2010 Conservative Fund .................................           43,283
2015 Moderate Fund .....................................           39,264
2025 Moderate Fund .....................................           39,752
2035 Moderate Fund .....................................           42,082
2045 Moderate Fund .....................................           43,039


At June 30, 2008, the balance of recoupable expenses along with the year of expiration for the Funds are as follows:


FUND                                        2009      2010      2011      TOTAL
----                                      -------   -------   -------   --------
2010 Aggressive Fund ...................   $25,270   $42,825   $43,271   $111,366
2010 Moderate Fund .....................    25,101    41,652    42,324    109,077
2010 Conservative Fund .................    25,055    42,268    43,283    110,606
2015 Moderate Fund .....................    24,725    38,388    39,264    102,377
2025 Moderate Fund .....................    24,989    40,544    39,752    105,285
2035 Moderate Fund .....................    25,168    42,924    42,082    110,174
2045 Moderate Fund .....................    25,023    43,073    43,039    111,135


Because the Underlying Funds have varied fee and expense levels and the Funds may own different proportions of the Underlying Funds at different times, the amount of fees and expenses incurred indirectly by a Fund will vary.

PFPC Inc. ("PFPC") serves as the Trust's administrator, accounting agent and transfer agent pursuant to a services agreement.

The officers of the Trust receive remuneration from the Adviser. The Trust does not pay any remuneration to its officers with the exception of the Trust's Chief
Compliance Officer ("CCO"). The Trust and the Wilshire Mutual Funds, Inc. each pay a portion of the CCO's compensation and related out of pocket expenses, and the Adviser pays the remainder of such compensation. Effective April 1, 2008, the Trust and the Wilshire Mutual Funds, Inc. together pay each independent trustee an annual retainer of $14,000, an annual additional Board chair retainer of $12,000, a Board in-person meeting fee of $1,500, a Board telephonic meeting fee of $1,000, an annual Committee member retainer of $4,000, an annual
Committee chairperson retainer of $8,000 in lieu of the $4,000 Committee member retainer, and a Committee telephonic meeting fee of $500. Prior to April 1,
2008, the Trust and the Wilshire Mutual Funds, Inc. together paid each independent trustee an annual Board member retainer of $10,000, an annual additional Board chair retainer of $16,000, a Board

                                       25


--------------------------------------------------------------------------------

WILSHIRE VARIABLE INSURANCE TRUST
NOTES TO THE FINANCIAL STATEMENTS - (CONTINUED)                           [LOGO]
JUNE 30, 2008 (UNAUDITED)

--------------------------------------------------------------------------------

meeting fee of $1,500, a telephonic meeting fee of $1,000, an annual Committee member retainer of $4,000, an annual Committee chair retainer of $8,000 in lieu of the $4,000 Committee member retainer, and a Committee telephonic meeting fee of $500.

4.    Distribution and Shareholder Services Plan.

The Funds have adopted a plan under Rule 12b-1 of the 1940 Act that provides for a fee of up to 0.25% of each Fund's average net assets payable to PFPC
Distributors, Inc. (the "Distributor") to reimburse the Distributor for distribution and shareholder services provided to shareholders. Currently, there is no expectation that the Funds will incur expenses for distribution and shareholder services.

5.    Security Transactions.

For the six-month period ended June 30, 2008, the aggregate cost of purchases and proceeds from sales of Underlying Funds, were as follows:


FUND                                            PURCHASES    PROCEEDS FROM SALES
----                                           -----------   -------------------
2010 Aggressive Fund ........................   $   113,292        $  35,451
2010 Moderate Fund ..........................       595,430          189,016
2010 Conservative Fund ......................       274,839           49,227
2015 Moderate Fund ..........................     2,469,884          280,639
2025 Moderate Fund ..........................     3,504,732          179,763
2035 Moderate Fund ..........................     1,681,345          211,078
2045 Moderate Fund ..........................       840,021           98,374


The federal tax cost, unrealized appreciation and depreciation at June 30, 2008 for each Fund is as follows:


                                  TAX         UNREALIZED     UNREALIZED    NET UNREALIZED
FUND                              COST       APPRECIATION   DEPRECIATION     APP/(DEP)
----                          ------------   ------------   ------------   --------------
2010 Aggressive Fund .......   $  1,176,972      $  --       $   (144,679)   $   (144,679)
2010 Moderate Fund .........      3,170,629        830           (281,020)       (280,190)
2010 Conservative Fund .....      1,277,397        720            (75,041)        (74,321)
2015 Moderate Fund .........     11,064,407         --         (1,044,014)     (1,044,014)
2025 Moderate Fund .........     10,549,934         --         (1,098,644)     (1,098,644)
2035 Moderate Fund .........      5,276,797         --           (661,992)       (661,992)
2045 Moderate Fund .........      2,749,106         88           (434,483)       (434,395)


ADOPTION OF STATEMENT OF FINANCIAL ACCOUNTING STANDARD NO. 157 "FAIR VALUE
MEASUREMENTS" ("FAS 157") -- In September 2006, the Financial Accounting
Standards Board ("FASB") issued FAS 157 effective for fiscal years beginning after November 15, 2007. This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements. The
Funds have adopted FAS 157 as of January 1, 2008. The three levels of the fair value hierarchy under FAS 157 are described below:

      o     Level 1 - quoted prices in active markets for identical securities.

      o     Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

      o     Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

                                       26


--------------------------------------------------------------------------------

WILSHIRE VARIABLE INSURANCE TRUST
NOTES TO THE FINANCIAL STATEMENTS - (CONTINUED)                           [LOGO]
JUNE 30, 2008 (UNAUDITED)

--------------------------------------------------------------------------------

The summary of inputs used to value the Funds' net assets as of June 30, 2008 is as follows:


                                            2010         2010          2010           2015         2025         2035         2045
                                         AGGRESSIVE    MODERATE    CONSERVATIVE     MODERATE     MODERATE     MODERATE     MODERATE
                                            FUND         FUND          FUND           FUND         FUND         FUND         FUND
                                         ----------   ----------   ------------   -----------   ----------   ----------   ----------
Level 1-Quoted Prices .................   $1,032,293   $2,890,439   $  1,203,076   $10,020,393   $9,451,290   $4,614,805   $2,314,711
Level 2-Other Significant
   Observable Inputs ..................           --           --             --            --           --           --           --
Level 3-Significant
   Unobservable Inputs ................           --           --             --            --           --           --           --
                                         ----------   ----------   ------------   -----------   ----------   ----------   ----------
Total Market Value
   of Investments .....................   $1,032,293   $2,890,439   $  1,203,076   $10,020,393   $9,451,290   $4,614,805   $2,314,711
                                         ==========   ==========   ============   ===========   ==========   ==========   ==========


6.    Significant Shareholder Activity.

On June 30, 2008, the Funds had the following concentrations of shareholders holding 10% or more of the outstanding shares of the Funds. These represent omnibus shareholder accounts.


FUND
----
2010 Aggressive Fund (1omnibus shareholder) ..............................   100%
2010 Moderate Fund (2 omnibus shareholders) ..............................   100%
2010 Conservative Fund (1 omnibus shareholder) ...........................   100%
2015 Moderate Fund (2 omnibus shareholders) ..............................   100%
2025 Moderate Fund (2 omnibus shareholders) ..............................   100%
2035 Moderate Fund (2 omnibus shareholders) ..............................   100%
2045 Moderate Fund (2 omnibus shareholders) ..............................   100%


7.    Tax Information.

No provision for federal income taxes is required because each Fund qualifies as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and distributes to shareholders all of its taxable income and gains. Federal income tax regulations differ from accounting principles generally accepted in the United States of America; therefore, distributions determined in accordance with tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes.
Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences.

Management has analyzed the Funds' tax positions taken on federal income tax returns for all open tax years and has concluded that as of June 30, 2008, no provision for income tax would be required in the Funds' financial statements.
The Funds' federal and state income and federal excise tax returns for tax payers for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

The tax character of distributions declared for the year ended December 31, 2007 were as follows:


                                                       2007             2007
FUND                                             ORDINARY INCOME   CAPITAL GAINS
----                                             ---------------   -------------
2010 Aggressive Fund ..........................      $  2,136         $  1,558
2010 Moderate Fund ............................         4,810            1,882
2010 Conservative Fund ........................        11,789            1,523
2015 Moderate Fund ............................        48,155           15,230
2025 Moderate Fund ............................        24,482           13,916
2035 Moderate Fund ............................         1,326            4,173
2045 Moderate Fund ............................            --            4,702


                                       27


--------------------------------------------------------------------------------

WILSHIRE VARIABLE INSURANCE TRUST
NOTES TO THE FINANCIAL STATEMENTS - (CONTINUED)                           [LOGO]
JUNE 30, 2008 (UNAUDITED)

--------------------------------------------------------------------------------

At December 31, 2007, the components of distributable accumulated earnings/(losses) on a tax basis were as follows:


                                                2010         2010         2010          2015        2025        2035        2045
                                             AGGRESSIVE    MODERATE   CONSERVATIVE    MODERATE    MODERATE    MODERATE    MODERATE
                                                FUND         FUND         FUND          FUND        FUND        FUND        FUND
                                             ----------   ---------   ------------   ---------   ---------   ---------   ---------
Undistributed ordinary income/(loss) .....    $ 38,214    $  91,704     $ 38,337     $ 291,772   $ 252,536   $ 137,277   $  80,808
Accumulated capital gain/(loss) ...........      29,788       53,057       20,165       189,599     191,581     129,544      89,784
Unrealized Appreciation/(Depreciation) ....     (58,627)    (119,802)     (32,103)     (392,858)   (381,782)   (264,902)   (182,108)
                                              --------    ---------     --------     ---------   ---------   ---------   ---------
Total accumulated income/(loss) ...........    $  9,375    $  24,959     $ 26,399     $  88,513   $  62,335   $   1,919   $ (11,516)
                                              ========    =========     ========     =========   =========   =========   =========


The differences between book and tax-basis unrealized appreciation/depreciation are attributable primarily to the tax deferral of losses on wash sales on all
Funds.

8.    Reclassifications.

Accounting principles generally accepted in the United States of America require that certain components of net assets be reclassified between financial and tax reporting. The reclassifications relate primarily to the re-characterization of distributions from the Underlying Funds for tax purposes. These reclassifications have no effect on net assets or net asset values per share. As of December 31, 2007, the reclassifications were as follows:


                                                    INCREASE          DECREASE
                                               UNDISTRIBUTED NET      REALIZED
FUND                                           INVESTMENT INCOME   CAPITAL GAINS
----                                           -----------------   -------------
2010 Aggressive Fund ........................        $ 20,814         $ (20,814)
2010 Moderate Fund ..........................          37,219           (37,219)
2010 Conservative Fund ......................           9,372            (9,372)
2015 Moderate Fund ..........................         134,698          (134,698)
2025 Moderate Fund ..........................         144,622          (144,622)
2035 Moderate Fund ..........................          99,861           (99,861)
2045 Moderate Fund ..........................          63,205           (63,205)


9.    Indemnifications.

In the normal course of business, the Trust on behalf of the Funds enters into contracts that provide general indemnifications. The Funds' maximum exposure under these arrangements is dependent on claims that may be made against the
Funds in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

10.   Subsequent Events.

Effective July 14, 2008, SEI Investments Global Funds Services serves as the
Trust's administrator and accounting agent pursuant to an administration agreement dated May 30, 2008. Effective July 14, 2008, DST Systems, Inc. serves as the Trust's transfer agent and dividend disbursing agent.

Effective July 14, 2008, SEI Investments Distribution Co. serves as the Trust's distributor.

                                       28


--------------------------------------------------------------------------------

WILSHIRE VARIABLE INSURANCE TRUST                                         [LOGO]
ADDITIONAL FUND INFORMATION

--------------------------------------------------------------------------------

INFORMATION ON PROXY VOTING

The Securities and Exchange Commission ("SEC") has adopted the requirement that all funds file their complete proxy voting records with the SEC on an annual basis on Form N-PX. Such filing, for the 12-month period ended June 30, must be made no later than August 31 of each year.

A description of policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities, along with each Fund's proxy voting record relating to portfolio securities held during the most recent
12-month period ended June 30 is available at no charge, upon request by calling
1-888-200-6796, or on the SEC's website at http://www.sec.gov.

INFORMATION ON FORM N-Q

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of period. The Trust's Form N-Q will be available on the SEC's website at http://www.sec.gov, and may be reviewed and copied at the SEC's Public
Reference Room in Washington, DC. Information on the operation of the Public
Reference Room may be obtained by calling 1-202-551-8090.

                                       29


--------------------------------------------------------------------------------

WILSHIRE VARIABLE INSURANCE TRUST
SEMI-ANNUAL REPORT                                                        [LOGO]
JUNE 30, 2008

--------------------------------------------------------------------------------

WILSHIRE VARIABLE INSURANCE TRUST
2010 Aggressive Fund
2010 Moderate Fund
2010 Conservative Fund
2015 Moderate Fund
2025 Moderate Fund
2035 Moderate Fund
2045 Moderate Fund

BOARD OF TRUSTEES
Roger A. Formisano
Richard A. Holt
Harriet A. Russell
Suanne K. Luhn
Lawrence E. Davanzo
George J. Zock
CHAIRMAN OF THE BOARD

OFFICERS OF THE FUNDS
Lawrence E. Davanzo
PRESIDENT

Helen Thompson
SECRETARY AND CHIEF COMPLIANCE OFFICER

--------------------------------------------------------------------------------

ADMINISTRATOR
SEI Investments Global Funds Services*
1 Freedom Valley Drive
Oaks, PA 19456

TRANSFER AGENT
DST Systems, Inc.*
Wilshire Mutual Funds
P.O. Box 219512
Kansas City, MO 64121-9512

INVESTMENT ADVISER
Wilshire Associates Incorporated
1299 Ocean Avenue
Santa Monica, CA 90401-1085

CUSTODIAN
PNC Global Investment Servicing
The Eastwick Center
8800 Tinicum Boulevard
Philadelphia, PA 19153

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
PricewaterhouseCoopers LLP
Two Commerce Square
2001 Market Street, Suite 1700
Philadelphia, PA 19103-7042

*     EFFECTIVE JULY 14, 2008.


[LOGO] WILSHIRE VARIABLE INSURANCE TRUST

Wilshire Associates Incorporated
1299 Ocean Avenue
Santa Monica, CA 90401
1-888-200-6796

                                                                 WIL-SA-003-0100
</PRE>

WILSHIRE VARIABLE INSURANCE TRUST

PART C- OTHER INFORMATION

Item 15.  Indemnification

Article V of Registrant’s Declaration of Trust, provides for the indemnification of Registrant’s trustees, officers, employees and agents against liabilities incurred by them in connection with the defense or disposition of any action or proceeding in which they may be involved or with which they may be threatened, while in office or thereafter, by reason of being or having been in such office, except with respect to matters as to which it has been determined that they acted with willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office (“Disabling Conduct”).

Registrant has obtained from a major insurance carrier a trustees’ and officers’ liability policy covering certain types of errors and omissions.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the “Securities Act”) may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable.  In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer, or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Item 16.  Exhibits

1. (a)	Declaration of Trust and Certificate of Trust.(A)
(b)	Written Instrument Establishing and Designating Shares of the Target Maturity Funds.(B)
2.	By-Laws.(C)
3.	Not applicable.
4.	Form of Agreement and Plan of Reorganization is filed herein as Appendix 3 to Part A of this Registration Statement.
5.	Not applicable.
6.	Investment Advisory Contracts.
(a)	Investment Advisory Agreement with Wilshire Associates Incorporated for the Target Maturity Funds.(D)
(b)	Amended Investment Advisory Agreement with Wilshire Associates Incorporated dated March 1, 1999, as amended as of September 30, 2004.(E)
(c)	Amended Investment Advisory Agreement with Wilshire Associates Incorporated dated March 1, 1999, as amended as of September 30, 2004, as further amended as of August 4, 2006.(F)

(d)	Investment Sub-Advisory Agreement between Wilshire Associates Incorporated and Western Asset Management Company dated March 24, 2000.(G)
(e)	Investment Sub-Advisory Agreement between Wilshire Associates Incorporated and Western Asset Management Company Limited dated August 25, 2000.(H)
(f)	Investment Sub-Advisory Agreement between Wilshire Associates Incorporated and AllianceBernstein L.P. dated August 7, 2006.(I)
(g)	Investment Sub-Advisory Agreement between Wilshire Associates Incorporated and Pzena Investment Management, LLC dated August 8, 2006.(J)
(h)	Investment Sub-Advisory Agreement between Wilshire Associates Incorporated and New York Life Investment Management LLC dated August 7, 2006.(K)
(i)	Investment Sub-Advisory Agreement between Wilshire Associates Incorporated and BNY Asset Management dated June 28, 2006.(L)
(j)	Investment Sub-Advisory Agreement between Wilshire Associates Incorporated and Copper Rock Capital Partners, LLC dated June 8, 2006.(M)
(k)	Amendment to Sub-Advisory Agreement between Wilshire Associates Incorporated and Western Asset Management Company.*
(l)	Amendment to Sub-Advisory Agreement between Wilshire Associates Incorporated and Western Asset Management Limited.*
(m)	Amendment to Sub-Advisory Agreement between Wilshire Associates Incorporated and Alliance Bernstein L.P.*
(n)	Amendment to Sub-Advisory Agreement between Wilshire Associates Incorporated and Pzena Investment Management, LLC.*
(o)	Amendment to Sub-Advisory Agreement between Wilshire Associates Incorporated and New York Life Investment Management LLC.*
(p)	Amendment to Sub-Advisory Agreement between Wilshire Associates Incorporated and BNY Asset Management.*
(q)	Amendment to Sub-Advisory Agreement between Wilshire Associates Incorporated and Copper Rock Capital Partners, LLC.*
(r)	Amendment to Sub-Advisory Agreement between Wilshire Associates Incorporated and PanAngora Asset Management, Inc.*
(s)	Investment Sub-Advisory Agreement between Wilshire Associates Incorporated and PanAgora Asset Management, Inc. dated August 3, 2007.(O)
(t)	Investment Sub-Advisory Agreement between Wilshire Associates Incorporated and Thomas White International, Ltd. dated November 30, 2007.(P)
7.	Distribution Agreement with SEI Investments Distribution Co. dated May 30, 2008.(Q)
8.	Not applicable.
9. (a)	Custodian Services Agreement.(R)
(b)	Amended and Restated Schedule A as of May 1, 2006 to the Custodian Services Agreement dated June 27, 2005.(S)
10. (a)	Distribution Plan.(T)
(b)	Distribution Plan for Target Maturity Funds.(U)
11.	Opinion and Consent of Vedder Price P.C.(V)
12.	Form of Tax Opinion of Vedder Price P.C.(W)
13. (a)	Administration Agreement with SEI Investments Global Funds Services.(X)
(b)	Participation Agreement with Horace Mann Life Insurance Company.(Y)

(c)	Participation Agreement with Great American Insurance Company for Target Maturity Funds.*
(d)	Participation Agreement with Annuity Investors Life Insurance Company for Target Maturity Funds.*
(e)	Expense Reimbursement Agreement with Wilshire Associates Incorporated dated September 30, 2004.(AA)
(f)	Expense Limitation Agreement for Target Maturity Funds.(BB)
(g)	Expense Limitation Agreement for Target Maturity Funds dated May 1, 2007.*
14	Consent of Pricewaterhouse Coopers LLP.*
15.	Not applicable.
16.	Powers of Attorney for Richard A. Holt, Harriet A. Russell, Roger A. Formisano and Suanne K. Luhn.*

(A)	Incorporated by reference to the initial Registration Statement filed on Form N-1A on November 8, 1996 as exhibit (a)(i) (File No. 333-15881)
(B)	Incorporated by reference to Registrant’s Post Effective Amendment No. 19 filed on Form N-1A on February 14, 2006 as exhibit (a)(ii) (File No. 333-15881)
(C)	Incorporated by reference to the initial Registration Statement filed on Form N-1A on November 8, 1996 as exhibit (b) (File No. 333-15881)
(D)	Incorporated by reference to Registrant’s Post Effective Amendment No. 20 filed on Form N-1A on April 28, 2006 as exhibit (d)(i) (File No. 333-15881)
(E)	Incorporated by reference to Registrant’s Post Effective Amendment No. 22 filed on Form N-1A on April 22, 2008 as exhibit (d)(ii) (File No. 333-15881)
(F)	Incorporated by reference to Registrant’s Post Effective Amendment No. 21 filed on Form N-1A on April 16, 2007 as exhibit (d)(iii) (File No. 333-15881)
(G)	Incorporated by reference to Registrant’s Post Effective Amendment No. 22 filed on Form N-1A on April 22, 2008 as exhibit (d)(iv) (File No. 333-15881)
(H)	Incorporated by reference to Registrant’s Post Effective Amendment No. 22 filed on Form N-1A on April 22, 2008 as exhibit (d)(v) (File No. 333-15881)
(I)	Incorporated by reference to Registrant’s Post Effective Amendment No. 21 filed on Form N-1A on April 16, 2007 as exhibit (d)(vi) (File No. 333-15881)
(J)	Incorporated by reference to Registrant’s Post Effective Amendment No. 21 filed on Form N-1A on April 16, 2007 as exhibit (d)(ix) (File No. 333-15881)
(K)	Incorporated by reference to Registrant’s Post Effective Amendment No. 21 filed on Form N-1A on April 16, 2007 as exhibit (d)(x) (File No. 333-15881)
(L)	Incorporated by reference to Registrant’s Post Effective Amendment No. 21 filed on Form N-1A on April 16, 2007 as exhibit (d)(xi) (File No. 333-15881)
(M)	Incorporated by reference to Registrant’s Post Effective Amendment No. 21 filed on Form N-1A on April 16, 2007 as exhibit (d)(xii) (File No. 333-15881)
(O)	Incorporated by reference to Registrant’s Post Effective Amendment No. 22 filed on Form N-1A on April 22, 2008 as exhibit (d)(xii) (File No. 333-15881)
(P)	Incorporated by reference to Registrant’s Post Effective Amendment No. 22 filed on Form N-1A on April 22, 2008 as exhibit (d)(xiii) (File No. 333-15881)
(Q)	Incorporated by reference to Registrant’s Post Effective Amendment No. 28 filed on Form N-1A on October 16, 2008 as exhibit (e) (File No. 333-15881)
(R)	Incorporated by reference to Registrant’s Post Effective Amendment No. 19 filed on Form N-1A on February 14, 2006 as exhibit (g) (File No. 333-15881)
(S)	Incorporated by reference to Registrant’s Post Effective Amendment No. 21 filed on Form N-1A on April 16, 2007 as exhibit (g)(ii) (File No. 333-15881)
(T)	Incorporated by reference to Registrant’s Post Effective Amendment No. 15 filed on Form N-1A on September 30, 2006 as exhibit (m) (File No. 333-15881)
(U)	Incorporated by reference to Registrant’s Post Effective Amendment No. 20 filed on Form N-1A on April 28, 2006 as exhibit (m)(ii) (File No. 333-15881)
(V)	Incorporated by reference to the initial Registration Statement filed on Form N-14 on October 20, 2008 as exhibit 11 (File No. 333-154520)
(W)	Incorporated by reference to the initial Registration Statement filed on Form N-14 on October 20, 2008 as exhibit 12 (File No. 333-154520)
(X)	Incorporated by reference to Registrant’s Post Effective Amendment No. 28 filed on Form N-1A on October 16, 2008 as exhibit (h)(i) (File No. 333-15881)
(Y)	Incorporated by reference to Registrant’s Post Effective Amendment No. 14 filed on Form N-1A on April 30, 2004 as exhibit (h)(v) (File No. 333-15881)
(AA)	Incorporated by reference to Registrant’s Post Effective Amendment No. 22 filed on Form N-1A on April 22, 2008 as exhibit (d)(ii) (File No. 333-15881)
(BB)	Incorporated by reference to Registrant’s Post Effective Amendment No. 20 filed on Form N-1A on April 28, 2006 as exhibit (h)(iv) (File No. 333-15881)
*	Filed herewith.

Item 17.  Undertakings

(1)           The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2)           The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

SIGNATURES

As required by the Securities Act of 1933, this registration statement has been signed on behalf of the registrant, in the City of Santa Monica, and State of California, on the 26th day of November, 2008.

WILSHIRE VARIABLE INSURANCE TRUST By: /s/ Lawrence E. Davanzo Lawrence E. Davanzo, President

As required by the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date
/s/ Lawrence E. Davanzo Lawrence E. Davanzo	President (Principal Executive Officer) and Trustee	November 26, 2008
/s/ Helen Webb Thompson Helen Webb Thompson	Treasurer	November 26, 2008
Roger A. Formisano* Roger A. Formisano	Trustee	November 26, 2008
Richard A. Holt* Richard A. Holt	Trustee	November 26, 2008
Suanne K. Luhn* Suanne K. Luhn	Trustee	November 26, 2008
Harriet A. Russell* Harriet A. Russell	Trustee	November 26, 2008
___________ George J. Zock	Trustee	November 26, 2008
*By: /s/ Lawrence E. Davanzo Lawrence E. Davanzo
As Attorney-in-Fact and Agent pursuant to powers of attorney filed herein.

EXHIBIT INDEX

6(k)	Amendment to Sub-Advisory Agreement between Wilshire Associates Incorporated and Western Asset Management Company.
6(l)	Amendment to Sub-Advisory Agreement between Wilshire Associates Incorporated and Western Asset Management Limited.
6(m)	Amendment to Sub-Advisory Agreement between Wilshire Associates Incorporated and Alliance Bernstein L.P.
6(n)	Amendment to Sub-Advisory Agreement between Wilshire Associates Incorporated and Pzena Investment Management, LLC.
6(o)	Amendment to Sub-Advisory Agreement between Wilshire Associates Incorporated and New York Life Investment Management LLC.
6(p)	Amendment to Sub-Advisory Agreement between Wilshire Associates Incorporated and BNY Asset Management.
6(q)	Amendment to Sub-Advisory Agreement between Wilshire Associates Incorporated and Copper Rock Capital Partners, LLC.
6(r)	Amendment to Sub-Advisory Agreement between Wilshire Associates Incorporated and PanAngora Asset Management, Inc.
13(c)	Participation Agreement with Great American Insurance Company for Target Maturity Funds.
13(d)	Participation Agreement with Annuity Investors Life Insurace Company.
13(g)	Expense Limitation Agreement for Target Maturity Funds dated May 1, 2007.
14.	Consent of Pricewaterhouse Coopers LLP.
16.	Powers of Attorney for Richard A. Holt, Harriet A. Russell, Roger A. Formisano and Suanne K. Luhn.